                                                    PROSPECTUS FEBRUARY 28, 2002

JPMORGAN INTERNATIONAL
EQUITY FUNDS

CLASS A AND CLASS B SHARES


FLEMING EMERGING MARKETS EQUITY FUND

FLEMING EUROPEAN FUND (CLASS A, CLASS B AND CLASS C)

FLEMING INTERNATIONAL OPPORTUNITIES FUND

FLEMING INTERNATIONAL VALUE FUND

FLEMING JAPAN FUND







                                             THE SECURITIES AND EXCHANGE
                                             COMMISSION HAS NOT APPROVED OR
                                             DISAPPROVED OF THESE SECURITIES OR
                                             DETERMINED IF THIS PROSPECTUS IS
                                             TRUTHFUL OR COMPLETE. ANY
                                             REPRESENTATION TO THE CONTRARY IS A
                                             CRIMINAL OFFENSE.




                                             [LOGO]JPMORGAN FLEMING
                                                   ASSET MANAGEMENT

CONTENTS


Fleming Emerging Markets Equity Fund                1

Fleming European Fund                               8

Fleming International Opportunities Fund           15

Fleming International Value Fund                   22

Fleming Japan Fund                                 29

The Funds' Management and Administration           36

How Your Account Works                             38

   Know Which Classes to Buy                       38

   About Sales Charges                             38

   Buying Fund Shares                              40

   Selling Fund Shares                             41

   Exchanging Fund Shares                          42

   Other Information Concerning the Funds          43

   Distributions and Taxes                         43

Shareholder Services                               45

Risk and Reward Elements                           46

Financial Highlights                               48

How To Reach Us                            Back cover

JPMorgan FLEMING EMERGING MARKETS EQUITY FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's main risks, please see pages 46-47.

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of equity securities from emerging markets issuers.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of the value of its Assets in investments of emerging markets. "Assets" means net assets, plus the amount of borrowings for investment purposes. Emerging markets includes most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the U.S., and most of the countries of western Europe. The Fund primarily invests in equities. Equity securities may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks. The Fund may also invest to a lesser extent in debt securities of the above countries.

The Fund may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Equity Free Index. The Fund emphasizes securities that are ranked as undervalued, while underweighting or avoiding securities that appear overvalued. The Fund typically maintains full currency exposure to those markets in which it invests. However, the Fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar.

By emphasizing undervalued securities, the Fund has the potential to produce returns that exceed those of the Fund's benchmark. At the same time, the Fund seeks to limit its volatility to that of the benchmark.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equities, it may also invest in debt securities.

To temporarily defend its assets, the Fund may invest any amount of its assets in high quality short-term instruments.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund may invest in derivatives, financial instruments the value of which is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at the relative valuations and economic prospects of different countries, ranking the attractiveness of their markets. Using these rankings, a team of strategists establishes a country allocation for the Fund. Country allocation may vary either significantly or moderately from the benchmark. The adviser considers the developed countries of Europe (excluding the U.K.) as a whole while monitoring the Fund's exposure to any one country.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund's adviser then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

- catalysts that could trigger a change in a stock's price

- potential reward compared to potential risk

- temporary mispricings caused by market overreactions

The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies. The Fund typically maintains full currency exposure to those markets in which it invests.


THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities

[SIDENOTE]
BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR
GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU
INVESTED.

are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investment or private property.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Securities rated in the lowest investment grade category by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Investor's Service Inc. (Fitch), or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

High-yield debt securities, sometimes called junk bonds, may carry greater risks than securities which have higher credit ratings, including a high risk of default. Companies which issue high-yield securities are often young and growing and have a lot of debt. High-yield securities are considered speculative, meaning there is a significant risk that the issuer may not be able to repay principal or pay interest or dividends on time.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

Derivatives may be riskier than other types of investments because they are more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining and prices of these securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.


[SIDENOTE]
WHO MAY WANT TO INVEST
THIS FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
- WANT A FUND THAT SEEKS TO CONSISTENTLY OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THIS FUND IS NOT DESIGNED FOR INVESTORS WHO:
- ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past eight calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the MSCI Emerging Markets Equity Free Index, a widely recognized market benchmark.

The performance figures in the bar chart do not reflect a front end sales load, which is assessed on Class A Shares or a contingent deferred sales load, which is assessed on Class B Shares. If the loads were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front end sales load and the performance for Class B Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


YEAR-BY-YEAR RETURNS*,(1),(2)

[CHART]

1994              7.58%
1995            -10.03%
1996              8.50%
1997             -7.63%
1998            -30.79%
1999             59.10%
2000            -30.36%
2001             -4.67%

BEST QUARTER                25.83%

                 4th quarter, 1999

WORST QUARTER              -23.69%

                 2nd quarter, 1998



AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time for periods ended December 31, 2001*,(1),(2)

                                            1 YEAR       5 YEARS     LIFE OF FUND
----------------------------------------------------------------------------------
 CLASS A SHARES - RETURN BEFORE TAXES       -10.17        -8.65         -4.70

 CLASS A SHARES - RETURN AFTER TAXES
 ON DISTRIBUTIONS                           -10.67        -9.34         -5.28

 CLASS A SHARES - RETURN AFTER TAXES ON
 DISTRIBUTIONS AND SALE OF FUND SHARES       -6.20        -6.97         -3.87

 CLASS B SHARES - RETURN BEFORE TAXES        -9.20        -7.89         -4.02

 MSCI EMERGING MARKETS EQUITY FREE
 INDEX (REFLECTS NO DEDUCTION FOR
 FEES, EXPENSES OR TAXES)                    -2.37        -5.74         -2.61

The after-tax returns are shown for only the Class A Shares offered by this prospectus and not the other class offered by this prospectus and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* PRIOR TO A MERGER EFFECTIVE 9/7/01, THE FUND OPERATED IN A MASTER-FEEDER STRUCTURE. THE FUND'S PERFORMANCE IN THE TABLE FOR THE PERIOD BEFORE CLASS A AND CLASS B SHARES WERE LAUNCHED ON 9/28/01 AND THE FUND'S PERFORMANCE IN THE BAR CHART ARE BASED ON THE PERFORMANCE OF SELECT CLASS SHARES FROM 9/10/01 THROUGH 9/28/01 (FOR THE TABLE) AND THROUGH 12/31/01 (FOR THE BAR CHART). RETURNS FOR THE PERIOD THROUGH 9/10/01 REFLECT PERFORMANCE OF FORMER FEEDER THAT WAS MERGED OUT OF EXISTENCE. DURING THESE PERIODS, THE ACTUAL RETURNS OF CLASS A AND CLASS B SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS A AND B SHARES HAVE HIGHER EXPENSES THAN THE SELECT CLASS SHARES AND THE FORMER FEEDER.
(1) THE FUND COMMENCED OPERATIONS ON 11/15/93. PERFORMANCE FOR THE BENCHMARK IS FROM 11/30/93.
(2) THE FUND'S FISCAL YEAR END IS 10/31.

ESTIMATED INVESTOR EXPENSES FOR CLASS A AND B SHARES
The estimated expenses of the Class A and B Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                  CLASS A SHARES     CLASS B SHARES
-------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY
 SHARES, SHOWN AS % OF THE OFFERING PRICE*        5.75%              NONE

 MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN
 AS LOWER OF ORIGINAL PURCHASE PRICE OR
 REDEMPTION PROCEEDS                              NONE               5.00%

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ESTIMATED ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A AND B ASSETS)

                                                   CLASS A SHARES     CLASS B SHARES
-------------------------------------------------------------------------------------
 MANAGEMENT FEES                                   1.00               1.00

 DISTRIBUTION (RULE 12b-1) FEES                    0.25               0.75

 SHAREHOLDER SERVICE FEES                          0.25               0.25

 OTHER EXPENSES(1)                                 0.85               0.85
-------------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                          2.35               2.85

 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)          (0.35)             (0.35)
-------------------------------------------------------------------------------------
 NET EXPENSES(2)                                   2.00               2.50

(1) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
    YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A AND B SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 2.00% AND 2.50%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS THROUGH 2/28/03.

EXAMPLE The example below is intended to help you compare the cost of investing in Class A and B Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,
- 5% return each year, and
- net expenses through 2/28/03 and total operating expenses thereafter.

The example is for comparison only; the actual return of the Class A and B Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR      3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------
 CLASS A SHARES* ($)            766         1,235       1,728       3,081

 CLASS B SHARES** ($)           753         1,150       1,673       3,032***

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR      3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------
 CLASS B SHARES ($)             253         850         1,473       3,032***

  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
 ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JPMorgan FLEMING EUROPEAN FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's main risks, please see pages 46-47.

THE FUND'S OBJECTIVE
The Fund seeks total return from long-term capital growth. Total return consists of capital growth and current income.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in equity securities issued by companies with principal business activities in western Europe. Under normal market conditions, the Fund invests at least 80% of the value of its Assets in equity securities of European issuers. "Assets" means net assets, plus the amount of borrowings for investment purposes. These investments may take the form of depositary receipts. Equity securities may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Investor's Service Inc. (Fitch), or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality. No more than 20% of the Fund's Assets will be invested in debt securities denominated in a currency other than the U.S. dollar. No more than 20% of the Fund's Assets will be invested in debt securities issued by a single foreign government or international organization, such as the World Bank.

Under normal market conditions the Fund is permitted to invest up to 20% of its Assets in high-quality money market instruments and repurchase agreements. To temporarily defend its Assets, the Fund may invest any amount of its Assets in these instruments and in debt securities issued by supranational organizations and companies and governments of countries in which the Fund can invest and short-term debt instruments issued or guaranteed by the government of any member of the Organization for Economic Cooperation and Development. These debt securities may be in various currencies. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government debt securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund may invest in derivatives, which are financial instruments the value of which is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is not diversified as defined in the Investment Company Act of 1940.

INVESTMENT PROCESS
In managing the Fund, the sub-adviser, J.P. Morgan Fleming Asset Management (London) Limited, seeks to identify those western European countries and industries where political and economic factors, including currency changes, are likely to produce above-average growth rates. Then the adviser tries to identify companies within those countries and industries that are poised to take advantage of those political and economic conditions. The Fund will continually review economic and political events in the countries in which it invests.

The Fund may invest in Austria, Belgium, Denmark, Germany, Finland, France, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom, as well as other western European countries which the adviser thinks are appropriate. In addition, the Fund may invest up to 8% of its total assets in equity securities of emerging market European issuers. These countries may include Poland, the Czech Republic, Hungary and other countries with similar economic profiles which the adviser thinks are appropriate.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The adviser may adjust the Fund's exposure to each currency based on their view of the markets and issuers. It will decide how much to invest in the securities of a particular currency or country by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. It may increase or decrease the emphasis on a type of security, industry, country or currency, based on their analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, industry growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

While the Fund's assets will usually be invested in a number of different western European countries, the Fund's advisers may at times invest most or all of the assets in a limited number of these countries. The Fund will, however, try to choose a wide range of industries and companies of varying sizes.

[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.


FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.

The Fund's performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the Gross National Product), the rate of inflation, the rate at which capital is reinvested into European economies, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities which are rated in the lowest investment grade by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.


If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified as defined in the Investment Company Act of 1940.

Because the Fund is not diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems affecting those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in the relevant regions are declining and prices of these foreign securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.


[SIDENOTE]
WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTMENT
- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past six calendar years. This provides some indication of the risk of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to Morgan Stanley Capital International
(MSCI) Europe Index and the Lipper European Funds Index, widely recognized market benchmarks.

The performance figures in the bar chart do not reflect a front end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A shares reflect the deduction of the maximum front end sales load and the performance for Class B and Class C shares reflects the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

YEAR-BY-YEAR RETURNS(1)(2)

[CHART]

1996               28.10%
1997               21.38%
1998               28.17%
1999               36.06%
2000              -14.73%
2001              -12.35%

BEST QUARTER               33.36%

                4th quarter, 1999

WORST QUARTER             -16.97%

                3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time for the periods ended December 31, 2001*,(1),(2)

                                              1 YEAR         5 YEARS       LIFE OF FUND
-----------------------------------------------------------------------------------------
 CLASS A SHARES - RETURN BEFORE TAXES         -17.39         8.33          11.40

 CLASS A SHARES - RETURN AFTER TAXES
 ON DISTRIBUTIONS                             -17.39         6.64           9.35

 CLASS A SHARES - RETURN AFTER TAXES ON
 DISTRIBUTIONS AND SALE OF FUND SHARES        -10.59         6.25           8.62

 CLASS B SHARES - RETURN BEFORE TAXES         -17.40         8.55          11.68

 CLASS C SHARES - RETURN BEFORE TAXES         -13.88         8.82          11.66

 MSCI EUROPE INDEX (REFLECTS NO
 DEDUCTION FOR FEES, EXPENSES OR TAXES)       -19.90         6.24           9.01

 LIPPER EUROPEAN FUNDS INDEX (REFLECTS
 NO DEDUCTION FOR TAXES)                      -22.67         7.16          10.11

The after-tax returns are shown for only the Class A Shares offered by this prospectus and not the other classes offered by this prospectus and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* CLASS C SHARES WERE FIRST OFFERED ON 11/1/98. THE PERFORMANCE FOR THE PERIOD BEFORE CLASS C SHARES WERE LAUNCHED IS BASED ON THE PERFORMANCE OF CLASS B SHARES OF THE FUND. DURING THOSE PERIODS, THE ACTUAL RETURNS OF CLASS C SHARES WOULD HAVE BEEN HIGHER OR THE SAME AS THOSE SHOWN DEPENDING UPON WHETHER THE CONTINGENT DEFERRED SALES CHARGE WAS APPLICABLE.
(1) THE FUND COMMENCED OPERATIONS ON 11/2/95. PERFORMANCE FOR THE BENCHMARKS IS FROM 11/30/95.
(2) THE FUND'S FISCAL YEAR END IS 10/31.

INVESTOR EXPENSES FOR CLASS A, B AND C SHARES
The expenses for the Class A, B and C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                     CLASS A SHARES     CLASS B SHARES      CLASS C SHARES
--------------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)
 WHEN YOU BUY SHARES, SHOWN AS
 % OF THE OFFERING PRICE*            5.75%              NONE                NONE

 MAXIMUM DEFERRED SALES CHARGE
 (LOAD) SHOWN AS LOWER OF
 ORIGINAL PURCHASE PRICE OR
 REDEMPTION PROCEEDS                 NONE               5.00%               1.00%

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.


ANNUAL FUND OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                     CLASS A SHARES     CLASS B SHARES      CLASS C SHARES
--------------------------------------------------------------------------------------------
 MANAGEMENT FEE                      0.65               0.65                0.65

 DISTRIBUTION (RULE 12b-1) FEES      0.25               0.75                0.75

 SHAREHOLDER SERVICE FEE             NONE               0.25                0.25

 OTHER EXPENSES(1)                   1.17               1.17                1.17
--------------------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES            2.07               2.82                2.82

 FEE WAIVER AND
 EXPENSE REIMBURSEMENT(2)            (0.32)             (0.32)              (0.32)
--------------------------------------------------------------------------------------------
 NET EXPENSES(2)                     1.75               2.50                2.50

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, CLASS B, AND CLASS C SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.75%, 2.50% AND 2.50%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS THROUGH 2/28/03.

EXAMPLE This example helps you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 2/28/03 and total operating expenses thereafter.

This example is for comparison only; the actual return of the Class A, B and C Shares and your actual cost may be higher or lower.


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR      3 YEARS    5 YEARS     10 YEARS
------------------------------------------------------------------------------
 CLASS A SHARES* ($)            743         1,157      1,597       2,813

 CLASS B SHARES** ($)           753         1,144      1,661       2,945***

 CLASS C SHARES** ($)           353           844      1,461       3,124

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR      3 YEARS    5 YEARS     10 YEARS
------------------------------------------------------------------------------
 CLASS B SHARES ($)             253         844        1,461       2,945***

 CLASS C SHARES ($)             253         844        1,461       3,124

  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
 ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JPMorgan FLEMING INTERNATIONAL OPPORTUNITIES FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's main risks, please see pages 46-47.

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund's assets are invested primarily in investments of developed markets other than the U.S. The Fund's assets may also be invested to a limited extent in emerging markets issuers. Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom, and most of the countries of western Europe; emerging markets include most other countries in the world.

The Fund focuses on stock picking, emphasizing those stocks that are ranked as undervalued according to the adviser's proprietary research, while underweighting or avoiding those that appear overvalued. The Fund's country allocations and sector weightings may differ significantly from those of the Morgan Stanley Capital International (MSCI) All Country World Index Free (ex-U.S.), the Fund's benchmark.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Investor's Service Inc. (Fitch), or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality.

To temporarily defend its assets, the Fund may invest any amount of its assets in high quality short-term instruments.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund may invest in derivatives, financial instruments the value of which is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at the relative valuations and economic prospects of different countries, ranking the attractiveness of their markets. Using these rankings, a team of strategists establishes a country allocation for the Fund. Country allocation may vary either significantly or moderately from the Fund's benchmark. The adviser considers the developed countries of Europe (excluding the U.K.) as a whole while monitoring the Fund's exposure to any one country.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund's adviser then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

- catalysts that could trigger a change in a stock's price

- potential reward compared to potential risk

- temporary mispricings caused by market overreactions

The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio

[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR
GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU
INVESTED.

may be influenced by currency exchange rates and exchange control regulations.Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities rated in the lowest investment grade by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

Derivatives may be riskier than other types of investments because they are more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining and prices of these foreign securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.


[SIDENOTE]
WHO MAY WANT TO INVEST
THIS FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THIS FUND IS NOT DESIGNED FOR INVESTORS WHO:
- ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the MSCI All Country World Index Free (Ex-U.S.), a widely recognized market benchmark.

The performance figures in the bar chart do not reflect a front end sales load, which is assessed on Class A Shares or a contingent deferred sales load, which is assessed on Class B Shares. If the loads were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front end sales load and the performance for Class B Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

YEAR-BY-YEAR RETURNS*,(1)

[CHART]

1998              3.47%
1999             40.05%
2000            -16.40%
2001            -19.88%

BEST QUARTER                21.81%

                 4th quarter, 1998

 WORST QUARTER             -21.38%

                 3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time for periods ended December 31, 2001*,(1)

                                                          1 YEAR      LIFE OF FUND
-----------------------------------------------------------------------------------
 CLASS A SHARES - RETURN BEFORE TAXES                     -24.50      -1.52

 CLASS A SHARES - RETURN AFTER TAXES ON DISTRIBUTIONS     -25.34      -2.34

 CLASS A SHARES - RETURN AFTER TAXES ON DISTRIBUTIONS
 AND SALE OF FUND SHARES                                  -14.91      -1.52

 CLASS B SHARES - RETURN BEFORE TAXES                     -23.99      -0.71

 MSCI ALL COUNTRY WORLD INDEX FREE (EX - U.S.)
 (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)      -19.50       0.93

The after-tax returns are shown for only the Class A Shares offered by this prospectus and not the other class offered by this prospectus and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* PRIOR TO A MERGER EFFECTIVE 9/7/01, THE FUND OPERATED IN A MASTER-FEEDER STRUCTURE. THE FUND'S PERFORMANCE FOR THE PERIOD BEFORE CLASS A AND CLASS B SHARES WERE LAUNCHED ON 9/10/01 IS BASED ON THE PERFORMANCE OF A FORMER FEEDER THAT WAS MERGED OUT OF EXISTENCE FROM 2/26/97 (COMMENCEMENT OF OPERATIONS) TO 9/10/01. DURING THESE PERIODS, THE ACTUAL RETURNS OF CLASS A AND CLASS B SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS A AND B SHARES HAVE HIGHER EXPENSES THAN THE FORMER FEEDER.
(1) THE FUND'S FISCAL YEAR END IS 10/31.

ESTIMATED INVESTOR EXPENSES FOR CLASS A AND CLASS B SHARES
The estimated expenses of Class A and Class B Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                CLASS A SHARES    CLASS B SHARES
----------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)
 WHEN YOU BUY SHARES, SHOWN
 AS % OF THE OFFERING PRICE*                    5.75%             NONE

 MAXIMUM DEFERRED SALES CHARGE
 (LOAD) SHOWN AS LOWER OF
 ORIGINAL PURCHASE PRICE OR
 REDEMPTION PROCEEDS                            NONE              5.00%

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) CLASS A SHARES CLASS B SHARES

                                           CLASS A SHARES    CLASS B SHARES
----------------------------------------------------------------------------------
 MANAGEMENT FEES                                0.60           0.60

 DISTRIBUTION (RULE 12b-1) FEES                 0.25           0.75

 SHAREHOLDER SERVICE FEES                       0.25           0.25

 OTHER EXPENSES(1)                              0.80           0.80
----------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                       1.90           2.40

 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)        NONE           NONE
----------------------------------------------------------------------------------
 NET EXPENSES(2)                                1.90           2.40

(1) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
    YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A AND CLASS B SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.90% AND 2.40%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS THROUGH 2/28/03.

EXAMPLE The example below is intended to help you compare the cost of investing in the Class A and Class B Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for through 2/28/03 and total operating expenses thereafter.

The example is for comparison only; the actual return of Class A and Class B Shares and your actual costs may be higher or lower.


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------
 CLASS A SHARES*($)             757        1,138       1,542       2,669

 CLASS B SHARES**($)            743        1,048       1,480       2,613***

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------
 CLASS B SHARES($)              243        748         1,280       2,613***


  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
 ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JPMorgan FLEMING INTERNATIONAL OPPORTUNITIES FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's main risks, please see pages 46-47.

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of foreign company equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in equity securities from developed countries included in the Salomon Smith Barney PMI Value EPAC Index (SSB PMI Value EPAC Index), which is the Fund's benchmark. The Fund typically does not invest in U.S. companies.

The Fund's industry weightings generally approximate those of the SSB PMI Value EPAC Index, although it does not seek to mirror the index in its choice of individual securities. In choosing stocks, the Fund emphasizes those that are ranked as undervalued according to the adviser's proprietary research, while underweighting or avoiding those that appear overvalued.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Investor's Service Inc. (Fitch), or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality.

To temporarily defend its assets, the Fund may invest any amount of its assets in high quality short-term instruments.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund may invest in derivatives, financial instruments the value of which is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

[SIDENOTE]
BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a process that combines fundamental research for identifying portfolio securities and currency management decisions.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund's management team then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

- value characteristics such as P/B, P/E

- catalysts that could trigger a change in a stock's price

- potential reward compared to potential risk

- temporary mispricings caused by market overreactions

The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response


[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR
GUARANTEED OR ENDORSED BY ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU
INVESTED.

to market demand, but without a formal agreement with the company that issues the underlying securities.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities rated in the lowest investment grade category by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

Derivatives may be riskier than other types of investments because they are more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.



[SIDENOTE]
WHO MAY WANT TO INVEST
THIS FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD A NON-U.S. INVESTMENT WITH VALUE POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THIS FUND IS NOT DESIGNED FOR INVESTORS WHO:
- ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the SSB Value Index and the MSCI EAFE Index, widely recognized market benchmarks. The benchmark for the Fund will now be the SSB PMI Value EPAC Index which holds approximately 600 names. It is believed that the new benchmark is more appropriate since it more accurately reflects the Fund's investment strategy.

The performance figures in the bar chart do not reflect a front end sales load, which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front end sales load and the performance for Class B Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

YEAR-BY-YEAR RETURNS*,(1)

[CHART]

1992            -10.77%
1993             24.37%
1994              5.65%
1995              7.59%
1996              8.41%
1997              1.17%
1998             13.48%
1999             29.92%
2000            -18.05%
2001            -22.47%

BEST QUARTER                20.23%

                 4th quarter, 1998

WORST QUARTER              -18.05%

                 3rd quarter, 1998

* PRIOR TO A MERGER EFFECTIVE 9/7/01, THE FUND OPERATED IN A MASTER-FEEDER STRUCTURE. THE FUND'S PERFORMANCE IN THE TABLE FOR THE PERIOD BEFORE CLASS A AND CLASS B SHARES WERE LAUNCHED ON 9/28/01 AND THE FUND'S PERFORMANCE IN THE BAR CHART IS BASED ON THE PERFORMANCE OF SELECT CLASS SHARES FROM 9/10/01 THROUGH 9/28/01 (FOR THE TABLE) AND THROUGH 12/31/01 (FOR THE BAR CHART) AND THE PERFORMANCE OF A FORMER FEEDER THAT WAS MERGED OUT OF EXISTENCE FROM 10/4/93 TO 9/10/01. RETURNS FOR THE PERIOD 1/1/92 TO 10/3/93 REFLECT PERFORMANCE OF THE PIERPONT INTERNATIONAL EQUITY FUND, THE RETAIL FEEDER'S PREDECESSOR. DURING THESE PERIODS, THE ACTUAL RETURNS OF CLASS A AND CLASS B SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS A AND B SHARES HAVE HIGHER EXPENSES THAN THE SELECT CLASS SHARES, THE FORMER
    FEEDER AND IT'S PREDECESSOR.
(1) THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time for periods ended December 31, 2001*,(1)

                                                 1 YEAR    5 YEARS   10 YEARS
------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN BEFORE TAXES           -27.08    -2.28      2.00

 CLASS A SHARES -- RETURN AFTER TAXES
 ON DISTRIBUTIONS                                -30.27    -5.74     -0.50

 CLASS A SHARES -- RETURN AFTER TAXES
 ON DISTRIBUTIONS AND SALE OF FUND SHARES        -16.47    -2.65      0.88

 CLASS B SHARES -- RETURN BEFORE TAXES           -27.57    -1.42      2.62

 SSB PMI VALUE EPAC INDEX (REFLECTS NO
 DEDUCTION FOR FEES, EXPENSES OR TAXES)          -18.14     2.52      6.32

 SSB VALUE INDEX (REFLECTS NO DEDUCTION
 FOR FEES, EXPENSES OR TAXES)                    -19.97     0.07      3.63

 MSCI EAFE INDEX (REFLECTS NO DEDUCTION
 FOR FEES, EXPENSES OR TAXES)                    -21.49     0.89      4.46

The after-tax returns are shown for only the Class A Shares and not the other class offered by this prospectus and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   SEE FOOTNOTE ON PREVIOUS PAGE.
(1) THE FUND'S FISCAL YEAR END IS 10/31.

ESTIMATED INVESTOR EXPENSES FOR CLASS A AND B SHARES
The estimated expenses of the Class A and B Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                  CLASS A SHARES    CLASS B SHARES
------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY
 SHARES, SHOWN AS % OF THE OFFERING PRICE*        5.75%             NONE

 MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN
 AS LOWER OF ORIGINAL PURCHASE PRICE OR
 REDEMPTION PROCEEDS                              NONE              5.00%

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                  CLASS A SHARES    CLASS B SHARES
------------------------------------------------------------------------------------
 MANAGEMENT FEES                                   0.60              0.60

 DISTRIBUTION (RULE 12b-1) FEES                    0.25              0.75

 SHAREHOLDER SERVICE FEES                          0.25              0.25

 OTHER EXPENSES(1)                                 0.70              0.70
------------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                          1.80              2.30

 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)          (0.35)            (0.35)
------------------------------------------------------------------------------------
 NET EXPENSES(2)                                   1.45              1.95

(1) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
    YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A AND CLASS B SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.45% AND 1.95%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS THROUGH 2/28/03.

EXAMPLE The example below is intended to help you compare the cost of investing in Class A and Class B Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,
- 5% return each year, and
- net expenses through 2/28/03 and total operating expenses thereafter.

The example is for comparison only; the actual return of the Class A and Class B Shares and your actual costs may be higher or lower.


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------------------
 CLASS A SHARES* ($)            714        1,077       1,463       2,542

 CLASS B SHARES** ($)           698        985         1,398       2,483***

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------------------
 CLASS B SHARES ($)             198        685         1,198       2,483***

  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
 ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JPMorgan FLEMING JAPAN FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's main risks, please see pages 46-47.

THE FUND'S OBJECTIVE
The Fund seeks total return from long-term capital growth. Total return consists of capital growth and current income.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal conditions, the Fund will invest at least 80% of its Assets in equity securities of Japanese issuers. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund may, from time to time, also invest in securities traded in other markets of the Pacific and the Far East. Under normal market conditions, the Fund's adviser anticipates that most of the Fund's Assets will be invested in securities traded on Japanese markets.

Equity securities may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Investor's Service Inc. (Fitch), or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality.

Under normal market conditions the Fund is permitted to invest up to 20% of its Assets in high-quality money market instruments and repurchase agreements. To temporarily defend its Assets, the Fund may invest any amount of its Assets in these instruments and in debt securities issued by supranational organizations and companies and governments of countries in which the Fund can invest and short-term debt instruments issued or guaranteed by the government of any member of the Organization for Economic Cooperation and Development. These debt securities may be in various currencies. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government debt securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies which are authorized to invest in those countries.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is not diversified as defined in the Investment Company Act of 1940.

INVESTMENT PROCESS
The Fund's adviser, J.P. Morgan Fleming Asset Management (London) Limited, seeks to identify those industries where economic factors are likely to produce above-average growth rates. Then the adviser will try to identify companies within those industries that are poised to take advantage of those economic conditions.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The adviser may adjust the Fund's exposure to each currency based on their view of the markets and issuers. It will decide how much to invest in the securities of a particular currency or country by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. It may increase or decrease the emphasis on a type of security, industry, country or currency, based on their analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, industry growth, credit quality and interest rate trends. The Fund may purchase securities from an issuer located in one country but the security is denominated in the currency of another. While the Fund is not limited in the amount it invests in any one country, it will try to choose a wide range of industries and companies of varying sizes.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability.


[SIDENOTE]
BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.


[SIDENOTE]
FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.


[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in developing countries. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity. Also, developing countries may not provide adequate legal protection for private or foreign investments or private property.

The Fund's performance will be affected by political, social and economic conditions in Japan. In addition, while the Fund invests primarily in Japanese securities, the Japanese economy may be affected by Southeast Asian consumer demands and the state of Southeast Asian economies.

The Japanese economy and financial markets have experienced considerable difficulty since 1990. The Japanese stock market, as measured by the Tokyo Stock Price Index, has been volatile. Declines in the Tokyo stock market has made the country's banks and financial institutions vulnerable because of their large share portfolios. Japanese banks have been left with large numbers of non-performing loans. In addition, the Japanese economy labors under a heavy government budget deficit and historically low interest rates. As a result of these factors, several high-profile bankruptcies of Japanese banks, brokerage firms and insurance companies have occurred.

Although the Japanese yen has generally gone up against the U.S. dollar, in recent years it has fluctuated, and has even declined. The Japanese yen might also be hurt by the currency difficulties of other countries in Southeast Asia. Devaluation of the yen, and any other currencies in which the Fund's securities are denominated, will hurt the Fund's value.

Japan's relationship with its main trading partners, particularly the United States, is in a difficult phase. This is because Japan sells far more highly visible products such as automobiles, than it buys. The trade imbalance is the largest with the United States. Japan's economy is also affected by economic trouble in Southeast Asian countries since the demand for Japanese exports fluctuates and since many Japanese banks and companies have invested in that region.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund that does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities rated in the lowest investment grade category by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

Because the Fund is not diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in the relevant regions are declining and prices of these securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

[SIDENOTE]
WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTMENT
- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE This section shows the Fund's performance with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past six calendar years. This provides some indication of the risk of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Tokyo Stock Exchange (TOPIX) 1st Section Index and the Morgan Stanley Capital International (MSCI) Japan Index, two widely recognized market benchmarks, and the Lipper Japan Equity Funds Average.

The performance figures in the bar chart do not reflect a front end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front end sales load and the performance for Class B Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

YEAR-BY-YEAR RETURNS(1),(2)

[CHART]

1996              -11.10%
1997                1.63%
1998              -19.67%
1999               60.29%
2000              -33.91%
2001              -29.41%

BEST QUARTER                18.84%

                 2nd quarter, 1997

WORST QUARTER              -20.48%

                 3rd quarter, 2001

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time for periods ended December 31, 2001(1),(2)

                                               1 YEAR          5 YEARS        LIFE OF FUND
--------------------------------------------------------------------------------------------
 CLASS A SHARES - RETURN BEFORE TAXES          -33.51          -10.47          -9.92

 CLASS A SHARES - RETURN AFTER
 TAXES ON DISTRIBUTIONS                        -33.51          -10.87         -10.36

 CLASS A SHARES - RETURN AFTER TAXES ON
 DISTRIBUTIONS AND SALE OF FUND SHARES         -20.40           -8.07          -7.57

 CLASS B SHARES - RETURN BEFORE TAXES          -33.47          -10.31          -9.64

 MSCI JAPAN INDEX (REFLECTS NO
 DEDUCTION FOR FEES, EXPENSES OR TAXES)        -29.40           -8.06          -8.48

 TOKYO STOCK EXCHANGE (TOPIX)
 1ST SECTION INDEX (REFLECTS NO
 DEDUCTION FOR FEES, EXPENSES OR TAXES)        -19.59           -6.84          -5.78

 LIPPER JAPAN EQUITY FUNDS AVERAGE
 (REFLECTS NO DEDUCTION FOR TAXES)             -27.47           -4.48          -4.13

The after-tax returns are shown for only the Class A Shares offered by this prospectus and not the other class offered by this prospectus and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1) THE FUND COMMENCED OPERATIONS ON 11/2/95. CLASS B SHARES WERE FIRST OFFERED ON 11/3/95. PERFORMANCE OF THE BENCHMARKS IS FROM 11/30/95.
(2) THE FUND'S FISCAL YEAR END IS 10/31.

INVESTOR EXPENSES FOR CLASS A AND B SHARES
The expenses of the Class A and B Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                CLASS A SHARES     CLASS B SHARES
----------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)
 WHEN YOU BUY SHARES, SHOWN AS
 % OF THE OFFERING PRICE*                       5.75%              NONE

 MAXIMUM DEFERRED SALES CHARGE
 (LOAD) SHOWN AS LOWER OF
 ORIGINAL PURCHASE PRICE OR
 REDEMPTION PROCEEDS                            NONE               5.00%

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.


ANNUAL FUND OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                               CLASS A SHARES      CLASS B SHARES
----------------------------------------------------------------------------------
 MANAGEMENT FEE                                 1.00                1.00

 DISTRIBUTION (RULE 12b-1) FEES                 0.25                0.75

 SHAREHOLDER SERVICE FEES                       NONE                0.25

 OTHER EXPENSES(1)                              8.03                9.24
----------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                       9.28                11.24

 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)       (7.53)               (8.74)
----------------------------------------------------------------------------------
 NET EXPENSES(2)                                1.75                 2.50

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A AND CLASS B SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.75% AND 2.50%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS THROUGH 2/28/03.

EXAMPLE This example helps you compare the cost of investing in Class A and B Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for Classes A and B of 1.75% and 2.50%, respectively, through 2/28/03 and 2.75% and 3.50%, respectively, thereafter through 2/28/12.

This example is for comparison only; the actual return of the Class A and B Shares and your actual cost may be higher or lower.


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------
 CLASS A SHARES* ($)            743        1,290       1,862       3,409

 CLASS B SHARES** ($)           753        1,281       1,932       3,540***

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------
 CLASS B SHARES ($)             253        981         1,732       3,540***

  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
 ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Fleming Emerging Markets Equity Fund, Fleming International Opportunities Fund and Fleming International Value Fund are series of J.P. Morgan Institutional Funds, a Massachusetts business trust. The Fleming European Fund and Fleming Japan Fund are series of Mutual Fund Group, a Massachusetts business trust. The trusts are all governed by the same trustees. The trustees of each trust are responsible for overseeing all business activities.

THE FUNDS' INVESTMENT ADVISERS
J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser and makes the day-to-day investment decisions for the Fleming Emerging Markets Equity, Fleming International Opportunities and Fleming International Value Funds. JPMIM is located at 522 5th Avenue, New York, NY 10036.

J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)) is the investment adviser for the Fleming European and Fleming Japan Funds. JPMFAM (USA) is located at 522 5th Avenue, New York, NY 10036.

J.P. Morgan Fleming Asset Management (London) Limited (JPMFAM (London)) is the sub-adviser to certain Funds. It makes the day-to-day investment decision for the Fleming European and Fleming Japan Funds. JPMFAM (USA) pays JPMFAM (London) a subadvisory fee for its services. JPMFAM (London) is located at 20 Finsbury Street, London, U.K. ELZ9YAQ.

JPMIM, JPMFAM (USA) and JPMFAM (London) are wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year, each adviser was paid the following management fees (net of waivers), expressed as a percentage of average daily net assets:

                                      FISCAL
 FUND                                 YEAR END     %
--------------------------------------------------------
 FLEMING EMERGING
 MARKET EQUITY FUND                   10/31        1.00

 FLEMING EUROPEAN FUND                10/31        0.65

 FLEMING INTERNATIONAL
 OPPORTUNITIES FUND                   10/31        0.60

 FLEMING INTERNATIONAL
 VALUE FUND                           10/31        0.60

 FLEMING JAPAN FUND                   10/31        1.00

PORTFOLIO MANAGERS
FLEMING EMERGING MARKETS EQUITY FUND
The management team is led by Satyen Mehta, Managing Director, who has been at JPMorgan Chase (or one of its predecessors) since 1984, and Peter Clark, Vice President, who has been at JPMorgan Chase (or one of its predecessors) since 1968. Mr. Mehta has been on the team since the Fund's inception. Mr. Clark joined the team in 1999.

FLEMING EUROPEAN FUND
James Elliot and Ajay Gambhir are both assistant directors of the European Equity Group. Mr. Elliot joined JPMFAM (London) in June of 1995 as an executive in the European Investment Banking Group. He was appointed a portfolio manager in 1998 and assistant director in 1999. Mr. Gambhir joined JPMFAM (London) in December of 1997 as a fund manager in the European Equity Group. Prior to that he worked as a fund manager at NM Rothschild & Sons Limited. Mr. Gambhir was appointed Assistant Director in April 2000. Both have managed the Fund since August 2000.

FLEMING INTERNATIONAL OPPORTUNITIES FUND
The portfolio management team is led by Andrew C. Cormie, Managing Director, who has been an international equity portfolio manager since 1997 and employed by JPMorgan Chase (or one of its predecessors) since 1984 and by Nigel F. Emmett, Vice President, who has been on the team since joining JPMorgan Chase (or one of its predecessors) in August 1997, and by Jenny S. Sicat, Vice President, who joined the team in August 2000 and has been at JPMorgan Chase (or one of its predecessors) since 1995. Please see above for information regarding Mr. Emmett and Ms. Sicat.

FLEMING INTERNATIONAL VALUE FUND
The portfolio management team is led by Nigel F. Emmett, Vice President, who has been on the team since joining JPMorgan Chase (or one of its predecessors) in August 1997, and by Gerd Woort-Menker, Vice President, who joined the team in January 2001 and has been at JPMorgan Chase (or one of its predecessors) since 1987. Previously, Mr. Emmett was an assistant manager at Brown Brothers Harriman and Co. and a portfolio manager at Gartmore Investment Management. Prior to joining the team, Mr. Woort-Menker was head of the International Research Group in London.

FLEMING JAPAN FUND
Mr. Jonathan Dobson is responsible for the management of the Fleming Japan Fund. Mr. Dobson is a senior portfolio manager based in London. Prior to April 2001, he was based in Tokyo. Mr. Dobson joined Jardine Fleming Securities in Tokyo in 1992.

THE FUNDS' ADMINISTRATOR
JPMorgan Chase Bank (Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services:

0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Funds have agreements with certain shareholder servicing agents (including JPMorgan Chase Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Class A, Class B and Class C Shares of the Funds held by investors serviced by the shareholder servicing agent.

The advisers and/or J.P. Morgan Fund Distributors, Inc. (JPMFD) may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUNDS' DISTRIBUTOR
JPMFD is the distributor for the Funds. It's a subsidiary of BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS


KNOW WHICH CLASSES TO BUY
Each Fund may issue multiple classes of shares. This prospectus relates to Class A and Class B Shares of all the Funds, and Class A, Class B and Class C Shares of the Fleming European Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling fund shares may receive a different amount for each class.

You will need to choose a share class before making your initial investment. In making your choice, you should weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge, but higher annual fees and a contingent deferred sales charge.

ABOUT SALES CHARGES
You may pay a sales charge to buy Class A Shares, and you may pay a sales charge with respect to B or C Shares. There are also ongoing charges that all investors pay as long as they own their shares.

Different charges are associated with each class of shares:

- If you choose to invest in Class A Shares, you may pay a sales charge when you invest.

- If you choose to invest in Class B Shares, you may pay a deferred sales charge. You are not required to pay a sales charge when you invest, but may be required to pay a charge when you sell your shares, depending on the length of your investment in the particular shares.

- If you choose to invest in Class C Shares, you will be required to pay a sales charge if you hold the shares for less than one year.

There are a number of plans and special discounts which can decrease or eliminate these charges.

This section explains how the three sales charges work.

CLASS A SHARES
The initial sales charge is deducted directly from the money you invest. As the following table shows, the sales charge decreases as your investment increases. The public offering price of Class A Shares is the net asset value plus the initial sales charge. Net asset value is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors.


TOTAL SALES CHARGE FOR
THE FUNDS

                                         AS % OF THE   AS %
                                         OFFERING      OF NET
AMOUNT OF                                PRICE         AMOUNT
INVESTMENT                               PER SHARE     INVESTED
----------------------------------------------------------------
LESS THAN $100,000                       5.75          6.10

$100,000 BUT UNDER $250,000              3.75          3.90

$250,000 BUT UNDER $500,000              2.50          2.56

$500,000 BUT UNDER $1 MILLION            2.00          2.04

There is no sales charge for investments of $1 million or more.

CLASS B SHARES
The deferred sales charge is deducted directly from your assets when you sell your shares. It is calculated as a percentage of the lower of the original purchase price or the current value of the shares. As the following table shows, the deferred sales charge decreases the longer you hold the shares and disappears altogether after six years. Class B Shares automatically convert into Class A Shares at the beginning of the ninth year after you bought them.

 YEAR      DEFERRED SALES CHARGE
----------------------------------
 1         5%

 2         4%

 3         3%

 4         3%

 5         2%

 6         1%

 7         NONE

 8         NONE

We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

CLASS C SHARES
The deferred sales charge is deducted directly from your assets when you sell your shares. It is equal to the lower of 1% of the original purchase price or 1% of the current value of the shares. The deferred sales charge on Class C Shares disappears altogether after one year. We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

Like Class B Shares, Class C Shares have higher combined distribution and service fees. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher service and distribution fees as long as you hold them. Over the long term, this can add up to higher total fees than either Class A or Class B Shares.

GENERAL
The Funds have adopted Rule 12b-1 distribution plans under which they pay annual distribution fees of up to 0.25% of the average daily net assets attributed to Class A Shares and up to 0.75% of the average daily net assets attributed to Class B Shares and Class C Shares, as applicable.

This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

WHICH CLASS OF SHARES IS BEST?
Your decision about which class of shares to buy depends on a number of factors, including the number of shares you're buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, you may consider buying Class B Shares.

Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated. In almost all cases, if you plan to buy $250,000 of shares or more, Class A Shares are the most economical choice.

If you plan to buy less than $100,000 of shares, Class B or Class C will generally be the most economical choice.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the distribution and service fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses for each Fund.

Your investment representative may be able to advise you about the best class of shares for you.

BUYING FUND SHARES
You can buy shares in three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative which Funds you want to buy and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC INVESTMENT PLAN
You can make regular automatic purchases of at least $100. See Shareholder Services for details.

GENERAL
Whether you choose Class A, Class B or Class C Shares, the price of the shares is based on the net asset value per share (NAV). NAV is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. You'll pay the public offering price, which is based on the next NAV calculated after the JPMorgan Funds Service Center accepts your instructions. Each Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing. The JPMorgan Funds Service Center will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds.

The Funds invest in securities that are primarily listed on foreign exchanges and these exchanges may trade on Saturdays or other U.S. holidays on which the Funds do not price. As a result, each such Fund's portfolio will trade and its NAV may fluctuate significantly on days when you have no access to each such Fund.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the New York Stock Exchange is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price.


 TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:

 THE JPMORGAN FUNDS SERVICE CENTER

 1-800-348-4782


MINIMUM INVESTMENTS

 TYPE OF                  INITIAL          ADDITIONAL
 ACCOUNT                  INVESTMENT       INVESTMENTS
--------------------------------------------------------
 REGULAR ACCOUNT          $2,500           $100

 SYSTEMATIC
 INVESTMENT PLAN(1)       $1,000           $100

 IRAS                     $1,000           $100

 SEP-IRAS                 $1,000           $100

 EDUCATION IRAS           $  500           $100

(1) For alternative minimum investments for systematic investment plan accounts, please see Shareholder Services.

You must provide a Taxpayer Identification Number when you open an account. Each Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. If you purchase your shares by uncertified check, you cannot sell your shares until your check has cleared, which may take more than 15 calendar days after such shares were purchased. If you buy through an Automated Clearing House, you can not sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be canceled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the settlement date.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays. The Funds will not issue certificates for Class A, Class B or Class C Shares.

SELLING FUND SHARES
You can sell your shares three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative which Funds you want to sell. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. If you have changed your address of record within the previous 30 days or if you sell shares of Funds worth $25,000 or more by phone, we will send it by wire only to a bank account on our records.
Or
Send a signed letter with your instructions to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC WITHDRAWAL PLAN
You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.

GENERAL
You can sell your shares on any day that the JPMorgan Funds Service
Center is accepting purchase orders. You will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order, less any applicable sales charges.

We will need the names of the registered shareholders and your account number before we can sell your shares. Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the New York Stock Exchange, each Fund will send you the proceeds the next business day. We will not accept an order to sell shares if the Fund hasn't collected your payment for the shares. Each Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have signatures guaranteed for all registered owners or their legal representative if:

- you want to sell shares with a net asset value of $100,000 or more, or

- you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

REDEMPTIONS-IN-KIND
Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES
You can exchange your shares for shares of the same class of certain other JPMorgan Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative which Funds you want to exchange from and to. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN
You can automatically exchange shares from one JPMorgan account to another of the same class. See Shareholder Services for details.

GENERAL
If you exchange Class B Shares of a Fund for Class B Shares of another JPMorgan Fund, or Class C Shares for Class C Shares, you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the Fund you want to buy before making an exchange. You will need to meet any minimum investment requirements.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

OTHER INFORMATION CONCERNING THE FUNDS
We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

You may write to:

JPMorgan Funds Service Center
P.O.Box 219392
Kansas City, MO 64121-9392

DISTRIBUTIONS AND TAXES
The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Funds declare and pay any net investment income and net capital gain at least annually. You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Investment income received by the Funds from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of each Fund's assets at the close of its taxable year will be in securities of foreign corporations, such Fund may elect to "pass through" to its shareholders the foreign taxes that it paid.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER SERVICES

SYSTEMATIC INVESTMENT PLAN
If you make an initial investment of at least $1,000, you can regularly invest $100 or more on a monthly, quarterly or semi-annual basis. You may also chose to make a lower initial investment of $250, which requires additional monthly systematic investments of $200. The money is automatically deducted from your checking or savings account. For further information please refer to the How Your Account Works section of this prospectus.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC WITHDRAWAL PLAN
You can make regular withdrawals of $50 or more. You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 (or $20,000 for Class B accounts) to start the plan. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC EXCHANGE
You can transfer assets automatically from one JPMorgan Fund account to another on a regular basis. It is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same Fund. Call 1-800-348-4782 for complete instructions.

FREE EXCHANGE PRIVILEGE
You can exchange shares between JPMorgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE
You can buy back Class A Shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale. If you sell Class B Shares or Class C Shares on which you've paid a deferred sales charge, you can use the proceeds to buy Class A Shares without a sales charge. You must buy the Class A Shares within 90 days of selling the Class B or Class C Shares.

RISK AND REWARD ELEMENTS FOR THE FUNDS
This table identifies the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.

POTENTIAL RISKS                             POTENTIAL REWARDS                    POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN AND OTHER MARKET CONDITIONS
- Each Fund's share price and performance   - Stocks have generally              - Under normal circumstances each Fund plans to
  will fluctuate in response to stock         outperformed more stable             remain fully invested in accordance with its
  market movements                            investments (such as bonds and       policies. Equity investments may include common
- The value of most bonds will fall when      cash equivalents) over the           stocks, convertible securities, preferred stocks,
  interest rates rise; the longer a           long term                            depositary receipts (such as ADRs and EDRs),
  bond's maturity and the lower its         - Foreign investments, which           trust or partnership interests, warrants, rights,
  credit quality, the more its value          represent a major portion of the     and investment company securities
  typically falls                             world's securities, offer          - Each Fund seeks to limit risk and enhance
- A Fund could lose money because of          attractive potential performance     performance through active management, country
  foreign government actions, political       and opportunities for                allocation and diversification
  instability, or lack of adequate and/or     diversification                    - During severe market downturns, the Funds have
  accurate information                      - Most bonds will rise in value        the option of investing up to 100% of assets in
- Investment risks tend to be higher in       when interest rates fall             high quality short-term instruments
  emerging markets. These markets also      - Foreign bonds, which represent a
  present higher liquidity and valuation      major portion of the world's
  risks                                       fixed income securities, offer
- Adverse market conditions may from time     attractive potential performance
  to time cause a Fund to take temporary      and opportunities for
  defensive positions that are                diversification
  inconsistent with its principal           - Emerging markets can offer
  investment strategies and may hinder a      higher returns
  Fund from achieving its investment
  objective

MANAGEMENT CHOICES
- Each Fund could underperform its          - Each Fund could outperform its     - The advisers focus their active management on
  benchmark due to its securities choices     benchmark due to these same          securities selection, the area where they believe
  and other management decisions              choices                              their commitment to research can most enhance
                                                                                   returns

FOREIGN CURRENCIES
- Currency exchange rate movements could    - Favorable exchange rate movements  - Except as noted earlier in this prospectus, each
  reduce gains or create losses               could generate gains or reduce       Fund manages the currency exposure of its foreign
- Currency risks tend to be higher in         losses                               investments relative to its benchmark and may
  emerging markets; these markets also                                             hedge a portion of its foreign currency exposure
  present higher liquidity and                                                     into the U.S. dollar from time to time (see also
  valuation risks                                                                  "Derivatives")

WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES
- When a Fund buys securities before       - A Fund can take advantage of        - Each Fund segregates liquid assets to offset
  issue or for delayed delivery, it could    attractive transaction                leverage risk
  be exposed to leverage risk if it does     opportunities
  not segregate liquid assets

POTENTIAL RISKS                             POTENTIAL REWARDS                    POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES
- Derivatives such as futures, options,     - Hedges that correlate well with    - Each Fund uses derivatives for hedging and for
  swaps, and forward foreign currency         underlying positions can reduce      risk management (i.e., to establish or adjust
  contracts(1) that are used for hedging      or eliminate losses at low cost      exposure to particular securities, markets or
  the portfolio or specific securities      - The Funds could make money and       currencies); risk management may include
  may not fully offset the underlying         protect against losses if the        management of such Fund's exposure relative to
  positions and this could result in          investment analysis proves           its benchmark.
  losses to a Fund that would not have        correct                            - Each Fund only establishes hedges that it expects
  otherwise occurred                        - Derivatives that involve             will be highly correlated with underlying
- Derivatives used for risk management        leverage could generate              positions
  or for certain Funds to increase the        substantial gains at low cost      - The Funds may use derivatives to increase income
  Fund's gain may not have the intended                                            or gain
  effects and may result in losses or
  missed opportunities
- The counterparty to a derivatives
  contract could default
- Derivatives that involve leverage could
  magnify losses
- Certain types of derivatives involve
  costs to a Fund which can reduce returns
- Derivatives used for non-hedging
  purposes could cause losses that exceed
  the original investment
- Derivatives may, for tax purposes,
  affect the character of gain and loss
  realized by a Fund, accelerate
  recognition of income to a Fund, affect
  the holding period of a Fund's assets
  and defer recognition of certain of a
  Fund's losses

SECURITIES LENDING
- When a Fund lends a security, there is    - A Fund may enhance income through  - Each adviser maintains a list of approved
  a risk that the loaned securities may       the investment of the collateral     borrowers
  not be returned if the borrower or the      received from the borrower         - Each Fund receives collateral equal to at least
  lending agent defaults                                                           100% of the current value of securities loaned
- The collateral will be subject to the                                            plus accrued interest
  risks of the securities in which it is                                         - The lending agents indemnify the Funds against
  invested                                                                         borrower default
                                                                                 - The advisers' collateral investment guidelines
                                                                                   limit the quality and duration of collateral
                                                                                   investment to minimize losses
                                                                                 - Upon recall, the borrower must return the
                                                                                   securities loaned within the normal settlement
                                                                                   period

ILLIQUID HOLDINGS
- A Fund could have difficulty valuing      - These holdings may offer more      - No Fund may invest more than 15% of net assets in
  these holdings precisely                    attractive yields or potential       illiquid holdings
- A Fund could be unable to sell these        growth than comparable widely      - To maintain adequate liquidity to meet
  holdings at the time or price it            traded securities                    redemptions, each Fund may hold high quality
  desires                                                                          short-term instruments (including repurchase
                                                                                   agreements and reverse repurchase agreements)
                                                                                   and for temporary or extraordinary purposes, may
                                                                                   borrow from banks up to 33 1/3% of the value of
                                                                                   its total assets

SHORT-TERM TRADING
- Increased trading could raise a Fund's    - A Fund could realize gains in a    - Each Fund generally avoids short-term trading,
  brokerage and related costs                 short period of time                 except to take advantage of attractive or
- Increased short-term capital gains        - A Fund could protect against         unexpected opportunities or to meet demands
  distributions could raise shareholders'     losses if a stock is overvalued      generated by shareholder activity
  income tax liability                        and its value later falls          - The Funds' portfolio turnover rates for the most
                                                                                   recent fiscal year are listed below:
                                                                                   Fleming Emerging Markets Equity Fund: 76%
                                                                                   Fleming European Fund: 564%
                                                                                   Fleming International Opportunities Fund: 110%
                                                                                   (for the period 9/10/01 through 10/31/01)
                                                                                   Fleming International Value Fund: 85%
                                                                                   Fleming Japan Fund: 196%

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand each Fund's financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers, L.L.P., whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which are available upon request.

JPMORGAN FLEMING EMERGING MARKETS EQUITY FUND(1)

                                                                                          CLASS A               CLASS B
                                                                                        ----------------------------------
                                                                                         09/28/01(2)           09/28/01(2)
                                                                                           THROUGH               THROUGH
                                                                                          10/31/01              10/31/01
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                          $4.88                 $4.88
   Income from investment operations:
     Net investment income                                                                (0.01)(3)             (0.01)(3)
     Net gains or losses in securities (both realized and unrealized)                          0.27                  0.26
                                                                                        -----------           -----------
     Total from investment operations                                                          0.26                  0.25
   Distributions to shareholders from:
     Dividends from net investment income                                                        --                    --
     Distributions from capital gains                                                            --                    --
                                                                                        -----------           -----------
     Total dividends and distributions                                                           --                    --
Net asset value, end of period                                                                $5.14                 $5.13

TOTAL RETURN(4)                                                                               5.33%                 5.12%
=========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                                         $11                   $11

RATIOS TO AVERAGE NET ASSETS:
   Expenses(5)                                                                                2.00%                 2.50%
   Net investment income(5)                                                                 (1.53%)               (2.00%)
   Expenses without waivers and reimbursements(5)                                         12.12%(7)             12.62%(7)
   Net investment income without waivers and reimbursements(5)                          (11.65%)(7)           (12.12%)(7)
Portfolio turnover rate(6)                                                                      76%                   76%

(1) Formerly J.P. Morgan Institutional Emerging Markets Equity Fund.
(2) Commencement of offering of class of shares.
(3) Calculated based on average shares outstanding.
(4) Total return figures do not include the effect of any front-end or deferred sales load.
(5) Short periods have been annualized.
(6) Not Annualized.
(7) Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

JPMORGAN FLEMING EUROPEAN FUND(1)

                                                                                                        CLASS A
                                                                                ----------------------------------------------------
                                                                                                 YEAR ENDED OCTOBER 31,
                                                                                ----------------------------------------------------
                                                                                  2001        2000        1999      1998      1997
                                                                                --------   ---------   ---------  --------  --------
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                              $17.87      $16.52      $14.47    $14.10    $11.99
   Income from investment operations:
     Net investment income                                                       0.02(2)   (0.12)(2)   (0.06)(2)      0.15      0.05
     Net gains or losses in securities (both realized and unrealized)             (3.24)        1.83        2.31      2.16      3.01
                                                                                --------   ---------   ---------  --------  --------
     Total from investment operations                                             (3.22)        1.71        2.25      2.31      3.06
   Distributions to shareholders from:
     Dividends from net investment income                                             --          --        0.09      0.22      0.10
     Distributions from capital gains                                               1.69        0.36        0.11      1.72      0.85
                                                                                --------   ---------   ---------  --------  --------
   Total dividends and distributions                                                1.69        0.36        0.20      1.94      0.95
Net asset value, end of period                                                    $12.96      $17.87      $16.52    $14.47    $14.10

TOTAL RETURN(3)                                                                 (19.49%)      10.13%      15.60%    18.71%    28.19%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                          $32,317     $75,801     $47,759   $33,743   $12,965

RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                                        1.75%       1.74%       1.74%     1.74%     1.75%
   Net investment income                                                           0.17%     (0.60%)     (0.40%)   (0.07%)     0.32%
   Expenses without waivers, reimbursements and earnings credits                   2.07%       1.95%       2.06%     2.38%     2.84%
   Net investment income without waivers, reimbursements and earnings credits    (0.15%)     (0.81%)     (0.72%)   (0.71%)   (0.77%)
Portfolio turnover rate                                                             564%        161%        149%      183%      170%

(1) Formerly Chase Vista European Fund.
(2) Calculated based on average shares outstanding.
(3) Total return figures do not include the effect of any front-end sales load.

                                                                                                        CLASS B
                                                                                ----------------------------------------------------
                                                                                                YEAR ENDED OCTOBER 31,
                                                                                ----------------------------------------------------
                                                                                  2001        2000        1999      1998      1997
                                                                                --------   ---------   ---------  --------  --------
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                              $17.38      $16.18      $14.24    $13.93    $11.93
   Income from investment operations:
     Net investment income                                                     (0.09)(2)   (0.27)(2)   (0.18)(2)      0.08      0.04
     Net gains or losses in securities (both realized and unrealized)             (3.12)        1.83        2.26      2.10      2.89
                                                                                --------   ---------   ---------  --------  --------
     Total from investment operations                                             (3.21)        1.56        2.08      2.18      2.93
   Distributions to shareholders from:
     Dividends from net investment income                                             --          --        0.03      0.15      0.08
     Distributions from capital gains                                               1.69        0.36        0.11      1.72      0.85
                                                                                --------   ---------   ---------  --------  --------
   Total dividends and distributions                                                1.69        0.36        0.14      1.87      0.93
Net asset value, end of period                                                    $12.48      $17.38      $16.18    $14.24    $13.93

TOTAL RETURN(3)                                                                 (20.03%)       9.40%      14.66%    17.89%    27.25%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                          $10,905     $18,546     $10,038    $9,457    $2,218

RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                                        2.50%       2.49%       2.51%     2.50%     2.51%
   Net investment income                                                         (0.62%)     (1.35%)     (1.12%)   (0.75%)   (0.30%)
   Expenses without waivers, reimbursements and earnings credits                   2.82%       2.69%       2.83%     2.91%     3.58%
   Net investment income without waivers, reimbursements and earnings credits    (0.94%)     (1.55%)     (1.44%)   (1.16%)   (1.37%)
Portfolio turnover rate                                                             564%        161%        149%      183%      170%

(1) Formerly Chase Vista European Fund.
(2) Calculated based upon average shares outstanding.
(3) Total return figures do not include the effect of any deferred sales load.

                                                                                                 CLASS C
                                                                                    ----------------------------------
                                                                                         YEAR       YEAR   11/01/98(2)
                                                                                        ENDED      ENDED       THROUGH
                                                                                     10/31/01   10/31/00      10/31/99
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                   $17.37     $16.19        $14.24
   Income from investment operations:
     Net investment income                                                          (0.08)(3)  (0.26)(3)     (0.08)(3)
     Net gains or losses in securities (both realized and unrealized)                  (3.13)       1.80          2.17
                                                                                    ---------  ---------     ---------
     Total from investment operations                                                  (3.21)       1.54          2.09
   Distributions to shareholders from:
     Dividends from net investment income                                                  --         --          0.03
     Distributions from capital gains                                                    1.69       0.36          0.11
                                                                                    ---------  ---------     ---------
   Total dividends and distributions                                                     1.69       0.36          0.14
Net asset value, end of period                                                         $12.47     $17.37        $16.19

TOTAL RETURN(4)                                                                      (20.04%)      9.27%        14.73%
======================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                                $2,922     $4,229        $1,460

RATIOS TO AVERAGE NET ASSETS:
   Expenses(5)                                                                          2.50%      2.49%         2.51%
   Net investment income(5)                                                           (0.55%)    (1.33%)       (0.61%)
   Expenses without waivers, reimbursements and earnings credits(5)                     2.82%      2.67%         2.83%
   Net investment income without waivers, reimbursements and earnings credits(5)      (0.87%)    (1.51%)       (0.93%)
Portfolio turnover rate(6)                                                               564%       161%          149%

(1) Formerly Chase Vista European Fund.
(2) Commencement of offering of class of shares.
(3) Calculated based upon average shares outstanding.
(4) Total return figures do not include the effect of any deferred sales load.
(5) Short periods have been annualized.
(6) Not Annualized.

JPMORGAN FLEMING INTERNATIONAL OPPORTUNITIES FUND(1)

                                                                                 CLASS A        CLASS B
                                                                               09/10/01(2)    09/10/01(2)
                                                                                 THROUGH        THROUGH
                                                                                 10/31/01       10/31/01
                                                                                ---------      ---------
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                $9.18          $9.18
   Income from investment operations:
     Net investment income                                                      (0.01)(3)      (0.01)(3)
     Net gains or losses in securities (both realized and unrealized)              (0.54)         (0.54)
                                                                                ---------      ---------
     Total from investment operations                                              (0.55)         (0.55)
   Distributions to shareholders from:
     Dividends from net investment income                                              --             --
     Distributions from capital gains                                                  --             --
                                                                                ---------      ---------
   Total dividends and distributions                                                   --             --
Net asset value, end of period                                                      $8.63          $8.63

TOTAL RETURN(4)                                                                   (5.99%)        (5.99%)
========================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                           $21,237         $2,950

RATIOS TO AVERAGE NET ASSETS:
   Expenses(5)                                                                      1.90%          2.40%
   Net investment income(5)                                                       (0.48%)        (0.95%)
   Expenses without waivers and reimbursements(5)                                   1.90%          2.40%
   Net investment income without waivers and reimbursements(5)                    (0.48%)        (0.95%)
Portfolio turnover rate(6)                                                           110%           110%

(1) Formerly J.P. Morgan Institutional International Opportunities Fund.
(2) Commencement of offering of class of shares.
(3) Calculated based on average shares outstanding.
(4) Total return figures do not include the effect of any front-end or deferred sales load.
(5) Short periods have been annualized.
(6) Not Annualized.

JPMORGAN FLEMING INTERNATIONAL VALUE FUND(1)

                                                                                   CLASS A            CLASS B
                                                                               09/28/01(3)        09/28/01(3)
                                                                                   THROUGH            THROUGH
PER SHARE OPERATING PERFORMANCE:                                                  10/31/01           10/31/01
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                 $8.12              $8.12
   Income from investment operations:
     Net investment income                                                       (0.01)(4)          (0.01)(4)
     Net gains or losses in securities (both realized and unrealized)                 0.16               0.17
                                                                               -----------        -----------
     Total from investment operations                                                 0.15               0.16
   Distributions to shareholders from:
     Dividends from net investment income                                               --                 --
     Distributions from capital gains                                                   --                 --
                                                                               -----------        -----------
     Total dividends and distributions                                                  --                 --
Net asset value, end of period                                                       $8.27              $8.28

TOTAL RETURN                                                                         1.85%              1.97%
=============================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                               $10                $10

RATIOS TO AVERAGE NET ASSETS(2):
     Expenses                                                                        1.45%              1.95%
     Net investment income                                                         (0.89%)            (1.15%)
     Expenses without reimbursement                                              11.06%(5)          11.58%(5)
     Net investment income without reimbursements                              (10.50%)(5)        (10.78%)(5)
Portfolio Turnover                                                                     85%                85%

(1) Formerly J.P. Morgan Institutional International Equity Fund.
(2) Short periods have been annualized.
(3) Commencement of offering of class of shares.
(4) Calculated based on average shares outstanding.
(5) Due to the size of net assets and fixed expense ratios may appear disproportionate with other classes.

JPMORGAN FLEMING JAPAN FUND(1)

                                                                                                   CLASS A
                                                                            ----------------------------------------------------
                                                                                            YEAR ENDED OCTOBER 31,
                                                                            ----------------------------------------------------
                                                                               2001       2000       1999       1998       1997
                                                                            ---------  ---------  ---------   --------   -------
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                            $8.12      $9.84      $6.41      $9.52     $9.42
   Income from investment operations:
     Net investment income                                                  (0.08)(2)  (0.15)(2)  (0.07)(2)       0.27      0.08
     Net gains or losses in securities (both realized and unrealized)          (2.75)     (1.57)       3.50     (2.91)      0.24
                                                                            ---------  ---------  ---------   --------   -------
     Total from investment operations                                          (2.83)     (1.72)       3.43     (2.64)      0.32
   Distributions to shareholders from:
     Dividends from net investment income                                          --         --         --       0.26      0.22
     Distributions from capital gains                                              --         --         --         --        --
     Tax return of capital                                                         --         --         --       0.21        --
                                                                            ---------  ---------  ---------   --------   -------
   Total dividends and distributions                                               --         --         --       0.47      0.22
Net asset value, end of period                                                  $5.29      $8.12      $9.84      $6.41     $9.52

TOTAL RETURN(3)                                                              (34.85%)   (17.48%)     53.51%   (28.98%)     3.49%
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                          $751     $2,448     $4,260     $1,770    $5,008

RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                                     1.75%      1.77%      1.74%      1.76%     1.75%
   Net investment income                                                      (1.22%)    (1.54%)    (0.88%)    (0.56%)   (0.30%)
   Expenses without waivers, reimbursements and earnings credits                9.28%      5.49%      5.44%      3.79%     2.89%
   Net investment income without waivers, reimbursements and earnings
    credits reimbursements                                                    (8.75%)    (5.26%)    (4.58%)    (2.59%)   (1.44%)
Portfolio turnover rate                                                          196%       123%       133%       212%      217%

(1) Formerly Chase Vista Japan Fund.
(2) Calculated based on average shares outstanding.
(3) Total return figures do not include the effect of any front-end sales load.

                                                                                                       CLASS B
                                                                                ----------------------------------------------------
                                                                                                YEAR ENDED OCTOBER 31,
                                                                                ----------------------------------------------------
                                                                                   2001       2000       1999       1998       1997
                                                                                ---------  ---------  ---------   --------   -------
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                $7.93      $9.65      $6.32      $9.42     $9.35
   Income from investment operations:
     Net investment income                                                      (0.13)(2)  (0.22)(2)  (0.13)(2)       0.23    (0.05)
     Net gains or losses in securities (both realized and unrealized)              (2.67)     (1.50)       3.46     (2.90)      0.30
                                                                                ---------  ---------  ---------   --------   -------
     Total from investment operations                                              (2.80)     (1.72)       3.33     (2.67)      0.25
   Distributions to shareholders from:
     Dividends from net investment income                                              --         --         --       0.22      0.18
     Distributions from capital gains                                                  --         --         --         --        --
     Tax return of capital                                                             --         --         --       0.21        --
                                                                                ---------  ---------  ---------   --------   -------
   Total dividends and distributions                                                   --         --         --       0.43      0.18
Net asset value, end of period                                                      $5.13      $7.93      $9.65      $6.32     $9.42

TOTAL RETURN(3)                                                                  (35.31%)   (17.82%)     52.69%   (29.53%)     2.72%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                              $135       $322     $1,089       $391    $1,893

RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                                         2.47%      2.52%      2.49%      2.51%     2.51%
   Net investment income                                                          (1.92%)    (2.29%)    (1.67%)    (0.97%)   (5.73%)
   Expenses without waivers, reimbursements and earnings credits                   11.24%      6.14%      6.19%      4.52%     3.66%
   Net investment income without waivers, reimbursements and earnings credits    (10.69%)    (5.91%)    (5.37%)    (2.98%)   (6.88%)
Portfolio turnover rate                                                              196%       123%       133%       212%      217%

(1) Formerly Chase Vista Japan Fund.
(2) Calculated based on average shares outstanding.
(3) Total return figures do not include the effect of any deferred sales load.

                      This page intentionally left blank.

HOW TO REACH US


MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.





                       JPMorgan Funds Fulfillment Center
                               393 Manley Street
                        West Bridgewater, MA 02379-1039





   The Funds' Investment Company Act File No. is 811-7342 except for JPMorgan
     Fleming European Fund and JPMorgan Fleming Japan Fund which is 811-5151

         (C) J.P. Morgan Chase & Co. All Rights Reserved. February 2002

                                                               PR-INTEQABC-302

                                                    PROSPECTUS FEBRUARY 28, 2002

--------------------------------------------------------------------------------
     JPMORGAN INTERNATIONAL
     EQUITY FUNDS

     INSTITUTIONAL CLASS SHARES

     FLEMING EMERGING MARKETS EQUITY FUND
     FLEMING EUROPEAN FUND

     FLEMING INTERNATIONAL OPPORTUNITIES FUND
     FLEMING INTERNATIONAL VALUE FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING LOGO]
ASSET MANAGEMENT

CONTENTS
Fleming Emerging Markets Equity Fund                        1
Fleming European Fund                                       7
Fleming International Opportunities Fund                   13
Fleming International Value Fund                           19
The Funds' Management and Administration                   25
How Your Account Works                                     27
   Buying Fund Shares                                      27
   Selling Fund Shares                                     28
   Exchanging Fund Shares                                  28
   Other Information Concerning the Funds                  28
   Distributions and Taxes                                 29
Risk and Reward Elements                                   31
Financial Highlights                                       34
How To Reach Us                                    Back cover

JPMORGAN  FLEMING EMERGING MARKETS
          EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 31-33.

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of equity securities from emerging markets issuers.

THE FUND'S MAIN
INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in investments of emerging markets. "Assets" means net assets, plus the amount of borrowings for investment purposes. Emerging markets includes most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the U.S., and most of the countries of western Europe. The Fund primarily invests in equities. Equity securities may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks. The Fund may also invest to a lesser extent in debt securities of the above countries.

The Fund may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Equity Free Index. The Fund emphasizes securities that are ranked as undervalued, while underweighting or avoiding securities that appear overvalued. The Fund typically maintains full currency exposure to those markets in which it invests. However, the Fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar.

By emphasizing undervalued securities, the Fund has the potential to produce returns that exceed those of the Fund's benchmark. At the same time, the Fund seeks to limit its volatility to that of the benchmark.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equities, it may also invest in debt securities.

To temporarily defend its assets, the Fund may invest any amount of its assets in high quality short-term instruments.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund may invest in derivatives, financial instruments the value of which is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at the relative valuations and economic prospects of different countries, ranking the attractiveness of their markets. Using these rankings, a team of strategists establishes a country allocation for the Fund. Country allocation may vary either significantly or moderately from the benchmark. The adviser considers the developed countries of Europe (excluding the U.K.) as a whole while monitoring the Fund's exposure to any one country.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund's adviser then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

- catalysts that could trigger a change in a stock's price

- potential reward compared to potential risk

- temporary mispricings caused by market overreactions

The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies. The Fund typically maintains full currency exposure to those markets in which it invests.

THE FUND'S MAIN
INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities

[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

[SIDENOTE]
FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR
GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investment or private property.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Securities rated in the lowest investment grade category by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Investor's Service Inc. (Fitch), or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

High-yield debt securities, sometimes called junk bonds, may carry greater risks than securities which have higher credit ratings, including a high risk of default. Companies which issue high-yield securities are often young and growing and have a lot of debt. High-yield securities are considered speculative, meaning there is a significant risk that the issuer may not be able to repay principal or pay interest or dividends on time.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs. If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

Derivatives may be riskier than other types of investments because they are more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining and prices of these securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

[SIDENOTE]

WHO MAY WANT TO INVEST

THIS FUND IS DESIGNED FOR INVESTORS WHO:

-  ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
- WANT A FUND THAT SEEKS TO CONSISTENTLY OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THIS FUND IS NOT DESIGNED FOR INVESTORS WHO:

-  ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
-  ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
-  REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
-  ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past eight calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the MSCI Emerging Markets Equity Free Index, a widely recognized market benchmark.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

            YEAR-BY-YEAR RETURNS(1,2)
[CHART]

             1994          -7.19%
             1995          -9.68%
             1996           8.84%
             1997          -7.71%
             1998         -30.33%
             1999          59.40%
             2000         -30.23%
             2001          -4.12%

 BEST QUARTER       25.88%
                4th quarter, 1999
 WORST QUARTER     -23.56%
                2nd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time for periods ended December 31, 2001(1,2)

                                                     1 YEAR     5 YEARS   LIFE OF FUND(1)
 INSTITUTIONAL CLASS SHARES-- RETURN BEFORE TAXES     -4.12      -7.27      -3.73

 INSTITUTIONAL CLASS SHARES -- RETURN AFTER TAXES
 ON DISTRIBUTIONS                                     -4.44      -8.34      -4.58

 INSTITUTIONAL CLASS SHARES -- RETURN AFTER TAXES
 ON DISTRIBUTIONS AND SALE OF FUND SHARES             -2.51      -5.98      -3.18

  MSCI EMERGING MARKETS EQUITY FREE INDEX
 (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)  -2.37      -5.74      -2.61

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* Prior to 9/10/01, the Fund had only one class of shares, and operated in a master-feeder structure. As of 9/10/01, the Fund's existing share class was re-named "Institutional." The Fund's performance for the period 11/15/93 (commencement of operations) through 9/10/01 reflects the performance of the institutional feeder.

(1) THE FUND COMMENCED OPERATIONS ON 11/15/93. PERFORMANCE FOR THE BENCHMARK IS FROM 11/30/93.
(2) THE FUND'S FISCAL YEAR END IS 10/31.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED
FROM INSTITUTIONAL CLASS ASSETS)
 MANAGEMENT FEES                                    1.00
 DISTRIBUTION (RULE 12b-1) FEES                     NONE
 SHAREHOLDER SERVICE FEES                           0.10
 OTHER EXPENSES(1)                                  0.62
----------------------------------------------------------
 TOTAL OPERATING EXPENSES                           1.72
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)           (0.27)
----------------------------------------------------------
 NET EXPENSES(2)                                    1.45
----------------------------------------------------------

(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT THAT TOTAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.45% OF ITS AVERAGE DAILY NET ASSETS THROUGH 2/28/05.

EXAMPLE The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,
- 5% return each year, and

- net expenses through 2/28/05 and total operating expenses thereafter.

The example is for comparison only; the actual return of the Institutional Class Shares and your actual costs may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)     148        459         853         1,959

JPMORGAN FLEMING EUROPEAN FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 31-33.

THE FUND'S OBJECTIVE

The Fund seeks total return from long-term capital growth. Total return consists of capital growth and current income.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in equity securities issued by companies with principal business activities in western Europe. Under normal market conditions, the Fund invests at least 80% of the value of its Assets in equity securities of European issuers. "Assets" means net assets, plus the amount of borrowings for investment purposes. Equity securities may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Investor's Service Inc. (Fitch), or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality. No more than 20% of the Fund's Assets will be invested in debt securities denominated in a currency other than the U.S. dollar. No more than 20% of the Fund's Assets will be invested in debt securities issued by a single foreign government or international organization, such as the World Bank.

Under normal market conditions the Fund is permitted to invest up to 20% of its Assets in high-quality money market instruments and repurchase agreements. To temporarily defend its Assets, the Fund may invest any amount of its Assets in these instruments and in debt securities issued by supranational organizations and companies and governments of countries in which the Fund can invest and short-term debt instruments issued or guaranteed by the government of any member of the Organization for Economic Cooperation and Development. These debt securities may be in various currencies. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government debt securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund may invest in derivatives, which are financial instruments the value of which is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is not diversified as defined in the Investment Company Act of 1940.

INVESTMENT PROCESS

In managing the Fund, the sub-adviser, J.P. Morgan Fleming Asset Management (London) Limited, seeks to identify those western European countries and industries where political and economic factors, including currency changes, are likely to produce above-average growth rates. Then the adviser tries to identify companies within those countries and industries that are poised to take advantage of those political and economic conditions. The Fund will continually review economic and political events in the countries in which it invests.

The Fund may invest in Austria, Belgium, Denmark, Germany, Finland, France, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom, as well as other western European countries which the adviser thinks are appropriate. In addition, the Fund may invest up to 8% of its total assets in equity securities of emerging market European issuers. These countries may include Poland, the Czech Republic, Hungary and other countries with similar economic profiles which the adviser thinks are appropriate.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The adviser may adjust the Fund's exposure to each currency based on their view of the markets and issuers. It will decide how much to invest in the securities of a particular currency or country by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. It may increase or decrease the emphasis on a type of security, industry, country or currency, based on their analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, industry growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

While the Fund's assets will usually be invested in a number of different western European countries, the Fund's advisers may at times invest most or all of the assets in a limited number of these countries. The Fund will, however, try to

[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-   THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-   THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

[SIDENOTE]
FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

choose a wide range of industries and companies of varying sizes.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.

The Fund's performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the Gross National Product), the rate of inflation, the rate at which capital is reinvested into European economies, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities which are rated in the lowest investment grade by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified as defined in the Investment Company Act of 1940.

Because the Fund is not diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems affecting those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in the relevant regions are declining and prices of these foreign securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

[SIDENOTE]

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-   ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

-   ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTMENT
-   ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
-   REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
-   ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past six calendar years. This provides some indication of the risk of investing in the Fund. The table shows the average annual total returns for the past one year, five years and life of the Fund. It compares that performance to Morgan Stanley Capital International (MSCI) Europe Index and the Lipper European Fund Index, widely recognized market benchmark.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

       YEAR-BY-YEAR RETURNS*,(1,2)

[CHART]

             1996          28.10%
             1997          21.38%
             1998          28.17%
             1999          36.06%
             2000         -14.73%
             2001         -12.35%

 BEST QUARTER        33.36%
                4th quarter, 1999
 WORST QUARTER      -16.97%
                3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time for periods ended December 31, 2001*,(1,2)

                                                   1 YEAR    5 YEARS   LIFE OF FUND(1)
 INSTITUTIONAL CLASS SHARES--RETURN BEFORE TAXES   -12.10     9.67      12.53

 INSTITUTIONAL CLASS SHARES--RETURN AFTER TAXES
 ON DISTRIBUTIONS                                  -12.10     7.96      10.45

 INSTITUTIONAL CLASS SHARES--RETURN AFTER TAXES
 ON DISTRIBUTIONS AND SALE OF FUND SHARES           -7.37     7.37       9.59

 MSCI EUROPE INDEX (REFLECTS NO DEDUCTION FOR FEES,
 EXPENSES AND TAXES)                               -19.90     6.24       9.01

 LIPPER EUROPEAN FUNDS INDEX (REFLECTS NO
 DEDUCTION FOR TAXES)                              -22.67     7.16      10.11

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* THE PERFORMANCE FIGURES IN THE TABLE FOR THE PERIOD BEFORE INSTITUTIONAL CLASS WAS LAUNCHED ON 9/10/01, AND THE PERFORMANCE FIGURES IN THE BAR CHART, ARE BASED ON THE PERFORMANCE OF THE CLASS A SHARES OF THE FUND. THE CLASS A AND INSTITUTIONAL CLASS SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, HOWEVER, THE PERFORMANCE OF INSTITUTIONAL CLASS SHARES WOULD DIFFER ONLY TO THE EXTENT THAT CLASS A SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL CLASS SHARES.
(1) THE FUND COMMENCED OPERATIONS ON 11/2/95. PERFORMANCE FOR THE BENCHMARKS
    IS FROM 11/30/95.
(2) THE FUND'S FISCAL YEAR END IS 10/31.

ESTIMATED INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The estimated expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)

 MANAGEMENT FEES                                           0.65
 DISTRIBUTION (RULE 12b-1) FEES                            NONE
 SHAREHOLDER SERVICE FEES                                  0.10
 OTHER EXPENSES(1)                                         0.92
--------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                  1.67
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                  (0.67)
--------------------------------------------------------------------
 NET EXPENSES(2)                                           1.00
--------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
    YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.00% OF ITS AVERAGE DAILY NET ASSETS THROUGH 2/28/05.

EXAMPLE This example helps you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,
- 5% return each year, and

- net expenses through 2/28/05 and total operating expenses thereafter.

This example is for comparison only; the actual returns of the Institutional Class Shares and your actual cost may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)    102        318         707         1,796

JPMORGAN  FLEMING INTERNATIONAL
          OPPORTUNITIES FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 31-33.

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

THE FUND'S MAIN
INVESTMENT STRATEGY

The Fund's assets are invested primarily in investments of developed markets other than the U.S. The Fund's assets may also be invested to a limited extent in emerging markets issuers. Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom, and most of the countries of western Europe; emerging markets include most other countries in the world.

The Fund focuses on stock picking, emphasizing those stocks that are ranked as undervalued according to the adviser's proprietary research, while underweighting or avoiding those that appear overvalued. The Fund's country allocations and sector weightings may differ significantly from those of the Morgan Stanley Capital International (MSCI) All Country World Index Free (ex-U.S.), the Fund's benchmark.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Investor's Service Inc. (Fitch), or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality.

To temporarily defend its assets, the Fund may invest any amount of its assets in high-quality short-term instruments.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund may invest in derivatives, financial instruments the value of which is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at the relative valuations and economic prospects of different countries, ranking the attractiveness of their markets. Using these rankings, a team of strategists establishes a country allocation for the Fund. Country allocation may vary either significantly or moderately from the Fund's benchmark. The adviser considers the developed countries of Europe (excluding the U.K.) as a whole while monitoring the Fund's exposure to any one country.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund's adviser then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

-    catalysts that could trigger a change in a stock's price

-    potential reward compared to potential risk

-    temporary mispricings caused by market overreactions

The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies.

THE FUND'S MAIN
INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

[SIDENOTE]

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations.Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities rated in the lowest investment grade by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

Derivatives may be riskier than other types of investments because they are more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining and prices of these foreign securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

[SIDENOTE]

WHO MAY WANT TO INVEST

THIS FUND IS DESIGNED FOR INVESTORS WHO:

-    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THIS FUND IS NOT DESIGNED FOR INVESTORS WHO:

-    ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
-    ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
-    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
-    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares*. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the MSCI All Country World Index Free (Ex-U.S.), a widely recognized market benchmark.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

YEAR-BY-YEAR RETURNS(1,2)
[CHART]

1998           3.83%
1999          39.90%
2000         -16.21%
2001         -19.06%

 BEST QUARTER        22.08%
                 4th quarter, 1998

 WORST QUARTER      -21.34%
                 3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time for periods ended December 31, 2001(1,2)

                                                        1 YEAR     LIFE OF FUND(1)
 INSTITUTIONAL CLASS SHARES-- RETURN BEFORE TAXES        -19.06       0.05

 INSTITUTIONAL CLASS SHARES -- RETURN AFTER TAXES
 ON DISTRIBUTIONS                                        -19.52      -0.63

 INSTITUTIONAL CLASS SHARES -- RETURN AFTER TAXES
 ON DISTRIBUTIONS AND SALE OF FUND SHARES                -11.61      -0.24

 MSCI ALL COUNTRY WORLD INDEX FREE (EX-U.S.)
 (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)     -19.50       0.93

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* Prior to 9/10/01, the Fund had only one class of shares, and operated in a master-feeder structure. As of 9/10/01, the Fund's existing share class was re-named "Institutional." The Fund's performance for the period 2/26/97 (commencement of operations) through 9/10/01 reflects the performance of the institutional feeder.

(1) THE FUND COMMENCED OPERATIONS ON 2/26/97. PERFORMANCE FOR THE BENCHMARK IS FROM 2/28/97.
(2)  THE FUND'S FISCAL YEAR END IS 10/31.

INVESTOR EXPENSES FOR
INSTITUTIONAL CLASS SHARES

The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)

 MANAGEMENT FEES                                                       0.60
 DISTRIBUTION (RULE 12b-1) FEES                                        NONE
 SHAREHOLDER SERVICE FEES                                              0.10
 OTHER EXPENSES(1)                                                     0.33
 ---------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                              1.03
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                              (0.11)
 ---------------------------------------------------------------------------
 NET EXPENSES(2)                                                       0.92
 ---------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.92% OF ITS AVERAGE DAILY NET ASSETS THROUGH 2/28/05.

EXAMPLE The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual Funds. The example assumes:
- $10,000 initial investment,
- 5% return each year, and

- net expenses through 2/28/05 and total operating expenses thereafter.

The example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.

                                1 YEAR     3 YEARS     5YEARS      10 YEARS
  -------------------------------------------------------------------------
  YOUR COST ($)
  (WITH OR WITHOUT REDEMPTION)    94         293         535         1,228
  -------------------------------------------------------------------------

JPMORGAN FLEMING INTERNATIONAL VALUE FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's main risks, please see pages 31-33.

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of foreign company equity securities.

THE FUND'S MAIN
INVESTMENT STRATEGY
The Fund invests primarily in equity securities from developed countries included in the Salomon Smith Barney PMI Value EPAC Index (SSB PMI Value EPAC Index), which is the Fund's benchmark. The Fund typically does not invest in U.S. companies.

The Fund's industry weightings generally approximate those of the SSB PMI Value EPAC Index, although it does not seek to mirror the index in its choice of individual securities. In choosing stocks, the Fund emphasizes those that are ranked as undervalued according to the adviser's proprietary research, while underweighting or avoiding those that appear overvalued.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Investor's Service Inc. (Fitch), or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality.

To temporarily defend its assets, the Fund may invest any amount of its assets in high-quality short-term instruments.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund may invest in derivatives, financial instruments the value of which is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

[SIDENOTE]

 BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

[SIDENOTE]

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a process that combines fundamental research for identifying portfolio securities and currency management decisions.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund's management team then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

-    value characteristics such as P/B, P/E

-    catalysts that could trigger a change in a stock's price

-    potential reward compared to potential risk

-    temporary mispricings caused by market overreactions

The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies.

THE FUND'S MAIN
INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

to market demand, but without a formal agreement with the company that issues the underlying securities.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities rated in the lowest investment grade category by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

Derivatives may be riskier than other types of investments because they are more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

[SIDENOTE]

WHO MAY WANT TO INVEST

THIS FUND IS DESIGNED FOR INVESTORS WHO:

-    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD A NON-U.S. INVESTMENT WITH VALUE POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THIS FUND IS NOT DESIGNED FOR INVESTORS WHO:

-    ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
-    ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
-    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
-    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the SSB Value Index and the MSCI EAFE Index, widely recognized market benchmarks. The benchmark for the Fund will now be the SSB PMI Value EPAC Index which holds approximately 600 names. It is believed that the new benchmark is more appropriate since it more accurately reflects the Fund's investment strategy.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1992         -10.77%
1993          24.52%
1994           6.00%
1995           7.96%
1996           8.48%
1997           1.46%
1998          13.62%
1999          30.22%
2000         -17.75%
2001         -21.29%

 BEST QUARTER       20.21%
                 4th quarter, 1998
 WORST QUARTER     -17.97%
                 3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time for periods ended December 31, 2001 *,(1)

                                                  1 YEAR     5 YEARS   10 YEARS
-------------------------------------------------------------------------------
 INSTITUTIONAL CLASS SHARES-- RETURN BEFORE TAXES  -21.92     -0.73      2.89
-------------------------------------------------------------------------------
 INSITITUTIONAL CLASS SHARES-- RETURN AFTER
 TAXES ON DISTRIBUTIONS                            -22.39     -2.20      1.80
-------------------------------------------------------------------------------
 INSTITUTIONAL CLASS SHARES-- RETURN AFTER
 TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES    -13.36     -0.94      2.01
-------------------------------------------------------------------------------
 SSB PMI VALUE EPAC INDEX (REFLECTS NO DEDUCTION
 FOR FEES, EXPENSES OR TAXES)                      -18.14      2.52      6.32
-------------------------------------------------------------------------------
 SSB VALUE INDEX (REFLECTS NO DEDUCTION FOR
 FEES, EXPENSES OR TAXES)                          -19.97      0.07      3.63
-------------------------------------------------------------------------------
 MSCI EAFE INDEX (REFLECTS NO DEDUCTION FOR
 FEES, EXPENSES OR TAXES)                          -21.44      0.89      4.46
-------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* Prior to 9/10/01, the Fund had only one class of shares, and operated in a master-feeder structure. As of 9/10/01, the Fund's existing share class was re-named "Institutional." The Fund's performance for the period 10/4/93 (commencement of operations) through 9/10/01 reflects the performance of the institutional feeder and returns for the period 1/1/92 to 10/3/93 reflect the performance of the Pierpont International Equity Fund, the Fund's predecessor. During these periods, the actual returns of the Institutional Shares would differ to the extent that the Fund's predecessors had higher expenses than Institutional Shares.

(1)  The Fund's fiscal year end is 10/31.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)

 MANAGEMENT FEES                                                       0.60
 DISTRIBUTION (RULE 12b-1) FEES                                        None
 SHAREHOLDER SERVICE FEES                                              0.10
 OTHER EXPENSES(1)                                                     0.31
----------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                              1.01
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                              (0.06)
----------------------------------------------------------------------------
 NET EXPENSES(2)                                                       0.95
----------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT THAT TOTAL OPERATING EXPENSES OF INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.95% OF ITS AVERAGE DAILY NET ASSETS THROUGH 2/28/05.

EXAMPLE The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and

-    net expenses through 2/28/05 and total operating expenses thereafter.

The example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)     97         302         539         1,218

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Fleming Emerging Markets Equity Fund, Fleming International Opportunities Fund and Fleming International Value Fund are series of J.P. Morgan Institutional Funds, a Massachusetts Business trust. The Fleming European Fund is a series of Mutual Fund Group, a Massachusetts business trust. The trusts are all governed by the same trustees. The trustees are responsible for overseeing all business activities.

THE FUNDS' INVESTMENT ADVISER

J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser and makes the day-to-day investment decisions for the Fleming Emerging Markets Equity, Fleming International Opportunities and Fleming International Value Funds. JPMIM is located at 522 5th Avenue, New York, NY 10036.

J.P. Morgan Fleming Asset Management (USA), Inc. (JPMFAM (USA)) is the investment adviser for the Fleming European Fund. JPMFAM (USA) is located at 522 5th Avenue, New York, NY 10036.

J.P. Morgan Fleming Asset Management (London) Limited (JPMFAM (London)) is the subadviser to the Fleming European Fund. It makes the day-to-day investment decisions for the Fleming European Fund. JPMFAM (USA) pays JPMFAM (London) a sub-advisory fee for its services. JPMFAM (London) is located at 20 Finsbury Street, London, U.K. ELZ9YAQ.

JPMIM, JPMFAM (USA) and JPMFAM (London) are wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year, each adviser was paid management fees (net of waivers) as a percentage of average daily net assets as follows:

                       FISCAL
 FUND                  YEAR END    %
--------------------------------------
FLEMING EMERGING
MARKET EQUITY FUND      10/31     1.00
--------------------------------------
FLEMING EUROPEAN FUND   10/31     0.65
--------------------------------------
FLEMING INTERNATIONAL
OPPORTUNITIES FUND      10/31     0.60
--------------------------------------
FLEMING INTERNATIONAL
VALUE FUND              10/31     0.60
--------------------------------------

PORTFOLIO MANAGERS

FLEMING EMERGING MARKETS EQUITY FUND

The management team is led by Satyen Mehta, Managing Director, who has been at JPMorgan Chase (or one of its predecessors) since 1984, and Peter Clark, Vice President, who has been at JPMorgan Chase (or one of its predecessors) since 1968. Mr. Mehta has been on the team since the Fund's inception. Mr. Clark joined the team in 1999.

FLEMING EUROPEAN FUND

James Elliot and Ajay Gambhir are both assistant directors of the European Equity Group. Mr. Elliot joined JPMFAM (London) in June of 1995 as an executive in the European Investment Banking Group. He was appointed a portfolio manager in 1998 and Assistant Director in 1999. Mr. Gambhir joined JPMFAM (London) in December of 1997 as a fund manager in the European Equity Group. Prior to that he worked as a fund manager at NM Rothschild & Sons Limited. Mr. Gambhir was appointed Assistant Director in April 2000. Both have managed the Fund since August 2000.

FLEMING INTERNATIONAL OPPORTUNITIES FUND

The portfolio management team is led by Andrew C. Cormie, Managing Director, who has been an international equity portfolio manager since 1997 and employed by JPMorgan Chase (or one of its predecessors) since 1984 and by Nigel F. Emmett, Vice President, who has been on the team since joining JPMorgan Chase (or one of its predecessors) in August 1997, and by Jenny S. Sicat, Vice President, who joined the team in August 2000 and has been at JPMorgan Chase (or one of its predecessors) since 1995. Please see above for information on Mr. Emmett and Ms. Sicat.

FLEMING INTERNATIONAL VALUE FUND

The portfolio management team is led by Nigel F. Emmett, Vice President, who has been on the team since joining JPMorgan Chase (or one of its predecessors) in August 1997, and by Gerd Woort-Menker, Vice President, who joined the team in January 2001 and has been at JPMorgan Chase (or one of its predecessors) since 1987. Previously, Mr. Emmett was an assistant manager at Brown Brothers Harriman and Co. and a portfolio manager at Gartmore Investment Management. Prior to joining the team, Mr. Woort-Menker was head of the International Research Group in London.

THE FUNDS' ADMINISTRATOR

JPMorgan Chase Bank (Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services:

0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Funds have agreements with certain shareholder servicing agents (including JPMorgan Chase Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.10% of the average daily net assets of the Institutional Class Shares held by investors serviced by the shareholder servicing agent.

The advisers and/or distributor may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUNDS' DISTRIBUTOR

J.P. Morgan Fund Distributors, Inc. (JPMFD) is the distributor for the Funds. It is a subsidiary of BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You don't pay any sales charge (sometimes called a load) when you buy Institutional Class Shares in these Funds. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything the particular Fund owns, minus everything it owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange. You'll pay the next NAV calculated after the JPMorgan Institutional Funds Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

The Funds invest in securities that are primarily listed on foreign exchanges and these exchanges may trade on Saturdays or other U.S. holidays on which the Funds do not price. As a result, each Fund's portfolio will trade and its NAV may fluctuate significantly on days when you have no access to the Funds.

You can buy Institutional Class Shares through financial service firms, such as broker-dealers and banks that have an agreement with the Funds, or directly from the JPMorgan Institutional Funds Service Center. Shares are available on any business day the New York Stock Exchange is open. If we receive your order by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price. If you buy through an agent and not directly from the JPMorgan Institutional Funds Service Center, the agent could set an earlier deadline.

All purchases of Institutional Class Shares must be paid for by 4:00 p.m. Eastern time on the settlement date or the order will be canceled. Any funds received in connection with late orders will be invested on the following business day. You must provide a Taxpayer Identification Number when you open an account. The Funds have the right to reject any purchase order or to cease offering shares at any time.

To open an account, buy or sell shares or get fund information, call the JPMorgan Institutional Funds Service Center at 1-800-766-7722

or

complete an application form and mail it along with a check for the amount you want to invest to:

JPMorgan Institutional Funds
Service Center
500 Stanton Christiana Road
Newark, DE 19713

MINIMUM INVESTMENTS

Investors must buy a minimum $3,000,000 worth of Institutional Class Shares. There are no minimum levels for subsequent purchases. An investor can combine purchases of Institutional Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment may be less for certain investors.

SELLING FUND SHARES

When you sell your shares you'll receive the next NAV calculated after the JPMorgan Institutional Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Institutional Funds Service Center must receive your request before the close of regular trading on the New York Stock Exchange.

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. We will not accept an order to sell shares if the Fund has not collected your payment for the shares. Federal law allows the Funds to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.

You may sell your shares in two ways:

THROUGH YOUR FINANCIAL SERVICE FIRMS

Tell your firm which Funds you want to sell. They'll send all necessary documents to the JPMorgan Institutional Funds Service Center. Your firm might charge you for this service.

THROUGH THE JPMORGAN FUNDS
SERVICE CENTER

Call 1-800-766-7722. We'll send the proceeds by wire only to the bank account on our records.

REDEMPTIONS-IN-KIND

Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES

You can exchange your Institutional Shares for shares of the same class or Ultra Class Shares in certain other JPMorgan Funds. You will need to meet any minimum investment requirement. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange. Call 1-800-766-7722 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information (SAI) to find out more about the exchange privilege.

EXCHANGING BY PHONE

You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Institutional Funds Service Center or your investment representative.

OTHER INFORMATION
CONCERNING THE FUNDS

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We'll give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Institutional Funds Service Center by telephone. This may be true at time of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

Please write to:

JPMorgan Institutional Funds
Service Center
500 Stanton Christiana Road
Newark, DE 19713

Each Fund may issue multiple classes of shares. This prospectus relates only to Institutional Class Shares. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Funds declare and pay any net investment income and net capital gain at least annually. You have three options for your distributions. You may:

-    reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Investment income received by the Funds from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of each Fund's assets at the close of its taxable year will be in securities of foreign corporations, each Fund may elect to "pass through" to its shareholders the foreign taxes that it paid.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

RISK AND REWARD ELEMENTS FOR THE FUNDS

This table identifies the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.

POTENTIAL RISKS

FOREIGN AND OTHER MARKET CONDITIONS

- Each Fund's share price and performance will fluctuate in response to stock and bond market movements

- The value of most bonds will fall when interest rates rise; the longer a bonds' maturity and the lower its credit quality, the more its value typically falls

- A Fund could lose money because of foreign government actions, political instability, or lack of adequate and/or accurate information

- Investment risks tend to be higher in emerging markets. These markets also present higher liquidity and valuation risks

- Adverse market conditions may from time to time cause a Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder the Fund from achieving its investment objective

MANAGEMENT CHOICES

- A Fund could underperform its benchmark due to its securities choices and other management decisions

FOREIGN CURRENCIES

-    Currency exchange rate movements could reduce gains or create losses

- Currency risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES

- When a Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate liquid assets

POTENTIAL REWARDS

FOREIGN AND OTHER MARKET CONDITIONS

- Stocks have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term

- Foreign investments, which represent a major portion of the world's securities, offer attractive potential performance and opportunities for diversification

-    Most bonds will rise in value when interest rates fall

- Foreign bonds, which represent a major portion of the world's fixed income securities, offer attractive potential performance and opportunities for diversification

-    Emerging markets can offer higher returns

MANAGEMENT CHOICES

-    A Fund could outperform its benchmark due to these same choices

FOREIGN CURRENCIES

-    Favorable exchange rate movements could generate gains or reduce losses

WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES

-    A Fund can take advantage of attractive transaction opportunities

POLICIES TO BALANCE RISK AND REWARD

FOREIGN AND OTHER MARKET CONDITIONS

- Under normal circumstances each Fund plans to remain fully invested in accordance with its policies. Equity investments may include common stocks, convertible securities, preferred stocks, depositary receipts (such as ADRs and EDRs), trust or partnership interests, warrants, rights, and investment company securities

- Each Fund seeks to limit risk and enhance performance through active management, country allocation and diversification

- During severe market downturns, the Funds have the option of investing up to 100% of assets in high quality short-term instruments

MANAGEMENT CHOICES
- The advisers focus their active management on securities selection, the area where they believe its commitment to research can most enhance returns

FOREIGN CURRENCIES

- Except as noted earlier in this prospectus, each Fund manages the currency exposure of its foreign investments relative to its benchmark and may hedge a portion of its foreign currency exposure into the U.S. dollar from time to time (see also "Derivatives")

WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES

-    Each Fund segregates liquid assets to offset leverage risk

POTENTIAL RISKS

DERIVATIVES

- Derivatives such as futures, options, swaps, and forward foreign currency contracts(1) that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to a Fund that would not have otherwise occurred

- Derivatives used for risk management or for certain Funds to increase a Fund's gain may not have the intended effects and may result in losses or missed opportunities

-    The counterparty to a derivatives contract could default

-    Derivatives that involve leverage could magnify losses

- Certain types of derivatives involve costs to a Fund which can reduce returns

- Derivatives used for non-hedging purposes could cause losses that exceed the original investment

- Derivatives may, for tax purposes, affect the character of gain and loss realized by a Fund, accelerate recognition of income to a Fund, affect the holding period of a Fund's assets and defer recognition of certain of a Fund's losses

SECURITIES LENDING

- When a Fund lends a security, there is a risk that the loaned securities may not be returned if the borrower or the lending agent defaults

- The collateral will be subject to the risks of the securities in which it is invested

ILLIQUID HOLDINGS

-    A Fund could have difficulty valuing these holdings precisely

- A Fund could be unable to sell these holdings at the time or price it desires


POTENTIAL REWARDS

DERIVATIVES

- Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost

- A Fund could make money and protect against losses if the investment analysis proves correct

- Derivatives that involve leverage could generate substantial gains at low cost

SECURITIES LENDING

- A Fund may enhance income through the investment of the collateral received from the borrower

ILLIQUID HOLDINGS

- These holdings may offer more attractive yields or potential growth than comparable widely traded securities

POLICIES TO BALANCE RISK AND REWARD

DERIVATIVES

- Each Fund uses derivatives for hedging and for risk management (i.e., to establish or adjust exposure to particular securities, markets or currencies); risk management may include management of the Fund's exposure relative to its benchmark

- Each Fund only establishes hedges that it expects will be highly correlated with underlying positions

-    The Funds may use derivatives to increase income or gain

SECURITIES LENDING

-    Each adviser maintains a list of approved borrowers

- Each Fund receives collateral equal to at least 100% of the current value of securities loaned plus accrued interest

-    The lending agents indemnify the Funds against borrower default

- Each adviser's collateral investment guidelines limit the quality and duration of collateral investment to minimize losses

- Upon recall, the borrower must return the securities loaned within the normal settlement period

ILLIQUID HOLDINGS

-    No Fund may invest more than 15% of net assets in illiquid holdings

- To maintain adequate liquidity to meet redemptions, each Fund may hold high quality short-term instruments (including repurchase agreements and reverse repurchase agreements) and for temporary or extraordinary purposes, may borrow from banks up to 33 1/3% of the value of its total assets

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

POTENTIAL RISKS

SHORT-TERM TRADING

-    Increased trading could raise a Fund's brokerage and related costs

- Increased short-term capital gains distributions could raise shareholders' income tax liability

POTENTIAL REWARDS

-    A Fund could realize gains in a short period of time

- A Fund could protect against losses if a stock is overvalued and its value later falls

POLICIES TO BALANCE RISK AND REWARD

- Each Fund generally avoids short-term trading, except to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

- The Funds' portfolio turnover rates for the most recent fiscal year are listed below:
       Fleming Emerging Markets Equity Fund: 76%
       Fleming European Fund:  564%
       Fleming International Opportunities Fund: 110%
       (for the period 12/01/00 through 10/31/01)
       Fleming International Value Fund: 85%

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which are available upon request.

JPMORGAN FLEMING EMERGING MARKETS EQUITY FUND(1)

                                                                                  YEAR      YEAR      YEAR      YEAR        YEAR
                                                                                 ENDED     ENDED     ENDED     ENDED       ENDED
PER SHARE OPERATING PERFORMANCE:                                              10/31/01  10/31/00  10/31/99  10/31/98    10/31/97
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                            $6.68     $7.22     $5.91     $9.86      $10.27
--------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

      Net investment income                                                      0.07(5)   0.02      0.14      0.14(2)     0.11
      Net gains or losses in investments (both realized and unrealized)         (1.60)    (0.50)     1.68     (3.44)(2)   (0.43)
                                                                              -------   -------   -------   -------     -------

      Total from investment operations                                          (1.53)    (0.48)     1.82     (3.30)      (0.32)
   Distributions to shareholders from:
      Dividends from net investment income                                       0.01      0.06      0.51      0.13        0.09
      Distributions from capital gains                                             --        --        --      0.52          --
                                                                              -------   -------   -------   -------     -------
      Total dividends and distributions                                          0.01      0.06      0.51      0.65        0.09
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $5.14     $6.68     $7.22     $5.91      $ 9.86
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                   (22.98%)   (6.88%)   33.76%   (35.50%)     (3.15%)
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                      $67,335  $110,711  $131,046  $120,402    $306,381
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:
--------------------------------------------------------------------------------------------------------------------------------
      Expenses                                                                   1.45%     1.45%     1.42%     1.46%       1.37%
--------------------------------------------------------------------------------------------------------------------------------
      Net investment income                                                      1.07%     0.46%     0.99%     1.43%       0.95%
--------------------------------------------------------------------------------------------------------------------------------
      Expenses without reimbursements                                            1.64%     1.55%     1.52%     1.54%       1.37%#
--------------------------------------------------------------------------------------------------------------------------------
      Net investment income without reimbursements                               0.88%     0.36%     0.89%     1.35%       0.95%
--------------------------------------------------------------------------------------------------------------------------------
      Interest expense                                                             --        --4     0.02%     0.04%         --#
--------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover(3)                                                              76%       65%       87%       44%         55%
--------------------------------------------------------------------------------------------------------------------------------

(1)  FORMERLY J.P. MORGAN INSTITUTIONAL EMERGING MARKETS EQUITY FUND
(2)  BASED ON AMOUNTS PRIOR TO STATEMENT OF POSITION 93-2 ADJUSTMENTS.
(3) PRIOR TO SEPTEMBER 10, 2001, THE PERCENTAGES REFLECT THE PORTFOLIO TURNOVER OF THE EMERGING MARKETS EQUITY PORTFOLIO, OF WHICH THE FUND INVESTED ALL OF ITS INVESTABLE ASSETS.
(4)  LESS THAN 0.005%.
(5)  BASED ON AVERAGE SHARES OUTSTANDING.

JPMORGAN FLEMING EUROPEAN FUND(1)

                                                                                      9/10/01(2)
                                                                                      THROUGH
                                                                                      10/31/01
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                   $13.14
--------------------------------------------------------------------------------------------------
   Income from investment operations:

      Net investment income                                                             (0.05)(3)
      Net gains or losses in securities (both realized and unrealized)                  (0.10)
                                                                                      -------
      Total from investment operations                                                  (0.15)

   Distributions to shareholders from:

      Dividends from net investment income                                                 --
      Distributions from capital gains                                                     --
                                                                                      -------
      Total dividends and distributions                                                    --
--------------------------------------------------------------------------------------------------

Net asset value, end of period                                                         $12.99
--------------------------------------------------------------------------------------------------

TOTAL RETURN                                                                            (1.14%)
==================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                               $4,740
--------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
--------------------------------------------------------------------------------------------------
      Expenses(5)                                                                        1.00%
--------------------------------------------------------------------------------------------------
      Net investment income(5)                                                          (2.60%)
--------------------------------------------------------------------------------------------------
      Expenses without waivers, reimbursements and earnings credits(5)                   3.34%(4)
--------------------------------------------------------------------------------------------------
      Net investment income without waivers, reimbursements and earnings credits(5)     (4.94%)(4)
--------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                                                                564%
--------------------------------------------------------------------------------------------------

(1)  FORMERLY CHASE VISTA EUROPEAN FUND.
(2)  COMMENCEMENT OF OFFERING OF CLASS OF SHARES.
(3)  CALCULATED BASED ON AVERAGE SHARES OUTSTANDING.
(4) DUE TO THE SIZE OF NET ASSETS AND FIXED EXPENSES, RATIOS MAY APPEAR DISPROPORTIONATE WITH OTHER CLASSES.
(5)  SHORT PERIODS HAVE BEEN ANNUALIZED.
(6)  NOT ANNUALIZED.

JPMORGAN FLEMING INTERNATIONAL OPPORTUNITIES FUND(1)

                                                                              12/01/00      YEAR      YEAR      YEAR  2/26/97(2)
                                                                               THROUGH     ENDED     ENDED     ENDED     THROUGH
PER SHARE OPERATING PERFORMANCE:                                           10/31/01(6)  11/30/00  11/30/99  11/30/98    11/30/97
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                           $11.39     $12.92    $10.11     $9.94    $10.00
-------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

      Net investment income                                                      0.12(7)    0.08      0.25      0.22      0.07

      Net gains or losses in securities (both realized and unrealized)          (2.60)     (1.42)     2.88      0.05     (0.13)
                                                                              -------   --------  --------  --------  --------
      Total from investment operations                                          (2.48)     (1.34)     3.13      0.27     (0.06)
Distributions to shareholders from:
      Dividends from net investment income                                       0.11       0.19      0.32      0.10        --
      Distributions from capital gains                                           0.16         --        --        --        --
                                                                              -------   --------  --------  --------  --------
      Total dividends and distributions                                          0.27       0.19      0.32      0.10        --
-------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                                                  $8.64     $11.39    $12.92    $10.11     $9.94
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                   (22.24%)   (10.55%)   31.87%     2.69%    (0.60%)(3)
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                     $231,048   $461,016  $370,268  $323,918  $211,229
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-------------------------------------------------------------------------------------------------------------------------------
      Expenses(4)                                                                0.94%      0.91%     0.94%     0.99%     0.99%
-------------------------------------------------------------------------------------------------------------------------------
      Net investment income(4)                                                   1.25%      0.84%     0.76%     1.13%     1.35%
-------------------------------------------------------------------------------------------------------------------------------
      Expenses without waivers and including Interest Expense(4)                 0.95%      0.91%     0.95%     1.02%     1.17%
-------------------------------------------------------------------------------------------------------------------------------
      Net investment income without waivers and reimbursements                   1.24%      0.84%     0.75%     1.10%     1.17%
-------------------------------------------------------------------------------------------------------------------------------
      Interest Expense(4)                                                                     --      0.01%       --       --
-------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover(5)                                                             110%        86%       80%      143%      72%
-------------------------------------------------------------------------------------------------------------------------------

(1)  FORMERLY J.P. MORGAN INSTITUTIONAL INTERNATIONAL OPPORTUNITIES FUND
(2)  COMMENCEMENT OF OPERATIONS
(3)  NOT ANNUALIZED
(4)  SHORT PERIODS HAVE BEEN ANNUALIZED
(5) PRIOR TO SEPTEMBER 10, 2001, THE PERCENTAGES REFLECT THE PORTFOLIO TURNOVER OF THE INTERNATIONAL OPPORTUNITIES PORTFOLIO, OF WHICH THE FUND INVESTED ALL OF ITS INVESTABLE ASSETS.
(6)  THE FUND CHANGED ITS FISCAL YEAR END FROM NOVEMBER 30 TO OCTOBER 31.
(7)  BASED ON AVERAGE SHARES OUTSTANDING.

JPMORGAN FLEMING INTERNATIONAL VALUE FUND(1)

                                                                                   YEAR       YEAR       YEAR     YEAR     YEAR
                                                                                  ENDED      ENDED      ENDED    ENDED    ENDED
PER SHARE OPERATING PERFORMANCE:                                               10/31/01   10/31/00   10/31/99 10/31/98 10/31/97
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                             $12.28    $13.56     $11.21    $11.39   $11.43
-------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

      Net investment income                                                        0.07(2)   0.05       0.19      0.32     0.17
      Net gains or losses in securities (both realized and unrealized)            (3.02)    (0.66)      2.51      0.20     0.24
                                                                               --------   -------   --------  -------- --------
      Total from investment operations                                            (2.95)    (0.61)      2.70      0.52     0.41
   Distributions to shareholders from:
      Dividends from net investment income                                           --      0.16       0.35      0.35     0.25
      Distributions from capital gains                                             1.05      0.51         --      0.35     0.20
                                                                               --------   -------   --------  -------- --------
      Total dividends and distributions                                            1.05      0.67       0.35      0.70     0.45
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                    $8.28    $12.28     $13.56    $11.21   $11.39
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                     (26.06%)   (5.16%)    24.70%     4.95%    3.71%
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                       $142,590  $432,785   $471,195  $366,991 $614,659
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-------------------------------------------------------------------------------------------------------------------------------
      Expenses                                                                     0.92%     0.95%      0.95%     0.97%    0.93%
-------------------------------------------------------------------------------------------------------------------------------
      Net investment income                                                        0.70%     0.50%      0.81%     0.92%    1.32%
-------------------------------------------------------------------------------------------------------------------------------
      Expenses without reimbursements                                              0.93%     0.95%      0.95%     0.97%    0.93%
-------------------------------------------------------------------------------------------------------------------------------
      Net investment income without reimbursements                                 0.69%     0.50%      0.81%     0.92%    1.32%
-------------------------------------------------------------------------------------------------------------------------------
      Interest expense                                                               --        --         --      0.01%      --
-------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover(3)                                                                85%       80%        70%       74%      67%
-------------------------------------------------------------------------------------------------------------------------------

(1)  FORMERLY J.P. MORGAN INSTITUTIONAL INTERNATIONAL EQUITY FUND.
(2)  CALCULATED BASED ON AVERAGE SHARES OUTSTANDING.
(3) PRIOR TO SEPTEMBER 10, 2001, THE FUND INVESTED ALL OF ITS INVESTABLE ASSETS IN THE INTERNATIONAL EQUITY PORTFOLIO ("IEP"). THE PORTFOLIO TURNOVER RATE DISCLOSED PRIOR TO SEPTEMBER 10, 2001 IS THE PORTFOLIO TURNOVER RATE OF IEP.

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL
INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-766-7722 or writing to:

JPMORGAN INSTITUTIONAL FUNDS
SERVICE CENTER
500 STANTON CHRITIANA ROAD
NEWARK, DE 19713

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: Publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

JPMorgan Funds Fulfillment Center
393 Manley Street
West Bridgewater, MA 02379-1039

     The Funds' Investment Company Act File No. is 811-7342 except for the
                JPMorgan Fleming European Fund which is 811-5151.
      (c) J.P. Morgan Chase & Co. All Rights Reserved. February 2002.

                                                                  PR-INTEQI-302

                                                    PROSPECTUS FEBRUARY 28, 2002

JPMORGAN  INTERNATIONAL
EQUITY  FUNDS

SELECT CLASS SHARES

FLEMING EMERGING MARKETS EQUITY FUND

FLEMING EUROPEAN FUND

FLEMING  INTERNATIONAL  OPPORTUNITIES FUND

FLEMING INTERNATIONAL VALUE FUND

                                        THE SECURITIES AND EXCHANGE
                                        COMMISSION HAS NOT APPROVED
                                        OR DISAPPROVED OF THESE SECURITIES
                                        OR DETERMINED IF THIS
                                        PROSPECTUS IS TRUTHFUL OR COMPLETE.
                                        ANY REPRESENTATION TO THE
                                        CONTRARY IS A CRIMINAL OFFENSE.

                                        [JPMORGAN FLEMING LOGO]

                                        ASSET MAMANGEMENT

CONTENTS
Fleming Emerging Markets Equity Fund                    1

Fleming European Fund                                   7

Fleming International  Opportunities Fund              13

Fleming International Value Fund                       19

The Funds' Management and Administration               25

How Your Account Works                                 27

   Buying Fund Shares                                  27

   Selling Fund Shares                                 28

   Exchanging Fund Shares                              28

   Other Information Concerning the Funds              29

   Distributions and Taxes                             29

Risk and Reward Elements                               31

Financial Highlights                                   33

How To Reach Us                                Back cover

                       JPMorgan FLEMING EMERGING MARKETS
                                EQUITY FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's main risks, please see pages
31-32.

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of equity securities from emerging markets issuers.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of the value of its Assets in investments of emerging markets. "Assets" means net assets, plus the amount of borrowings for investment purposes. Emerging markets includes most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the U.S., and most of the countries of western Europe. The Fund primarily invests in equities. Equity securities may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks. The Fund may also invest to a lesser extent in debt securities of the above countries.

The Fund may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Equity Free Index. The Fund emphasizes securities that are ranked as undervalued, while underweighting or avoiding securities that appear overvalued. The Fund typically maintains full currency exposure to those markets in which it invests. However, the Fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar.

By emphasizing undervalued securities, the Fund has the potential to produce returns that exceed those of the Fund's benchmark. At the same time, the Fund seeks to limit its volatility to that of the benchmark.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equities, it may also invest in debt securities.

To temporarily defend its assets, the Fund may invest any amount of its assets in high quality short-term instruments.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund may invest in derivatives, financial instruments the value of which is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at the relative valuations and economic prospects of different countries, ranking the attractiveness of their markets. Using these rankings, a team of strategists establishes a country allocation for the Fund. Country allocation may vary either significantly or moderately from the benchmark. The adviser considers the developed countries of Europe (excluding the U.K.) as a whole while monitoring the Fund's exposure to any one country.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund's adviser then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

- catalysts that could trigger a change in a stock's price

- potential reward compared to potential risk

- temporary mispricings caused by market overreactions

The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies. The Fund typically maintains full currency exposure to those markets in which it invests.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investment or private property.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Securities rated in the lowest investment grade category by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Investor's Service Inc. (Fitch), or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

High-yield debt securities, sometimes called junk bonds, may carry greater risks than securities which have higher credit ratings, including a high risk of default. Companies which issue high-yield securities are often young and growing and have a lot of debt. High-yield securities are considered speculative, meaning there is a significant risk that the issuer may not be able to repay principal or pay interest or dividends on time.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

Derivatives may be riskier than other types of investments because they are more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining and prices of these securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

WHO MAY WANT TO INVEST
THIS FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
- WANT A FUND THAT SEEKS TO CONSISTENTLY OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
THIS FUND IS NOT DESIGNED FOR INVESTORS WHO:
- ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past eight calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) Emerging Markets Equity Free Index, a widely recognized market benchmark.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART OF YEAR-BY-YEAR RETURNS*(1),(2)]

1994                     -7.58%
1995                    -10.03%
1996                      8.50%
1997                     -7.63%
1998                    -30.79%
1999                     59.10%
2000                    -30.36%
2001                     -4.67%

------------------------------------------------------
BEST QUARTER                                    25.83%
------------------------------------------------------
                                    4th quarter, 1999
------------------------------------------------------
WORST QUARTER                                  -23.69%
------------------------------------------------------
                                    2nd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time for periods ended December 31, 2001*(1),(2)

                                                  1 YEAR  5 YEARS LIFE OF FUND
--------------------------------------------------------------------------------
SELECT CLASS SHARES - RETURN BEFORE TAXES         -4.67    -7.55  -4.00
-------------------------------------------------------------------------------
SELECT CLASS SHARES - RETURN AFTER TAXES
ON DISTRIBUTIONS                                  -5.21    -8.26  -4.59
-------------------------------------------------------------------------------
SELECT CLASS SHARES - RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE OF FUND SHARES          -2.86    -6.17  -3.36
-------------------------------------------------------------------------------
MSCI EMERGING MARKETS EQUITY FREE INDEX
(REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES)                          -2.37    -5.74  -2.61
-------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* PRIOR TO A MERGER EFFECTIVE 9/7/01, THE FUND OPERATED IN A MASTER-FEEDER STRUCTURE. THE FUND'S PERFORMANCE FOR THE PERIOD BEFORE THE SELECT CLASS SHARES WERE INTRODUCED ON 9/10/01 IS BASED ON THE PERFORMANCE OF A FORMER FEEDER FUND THAT WAS MERGED OUT OF EXISTENCE (WHOSE INVESTMENT PROGRAM
    WAS IDENTICAL TO AND WHOSE EXPENSES WERE SUBSTANTIALLY SIMILAR TO THAT OF THE SELECT CLASS SHARES) FROM 11/15/93 (FORMER FEEDER FUND COMMENCEMENT OF OPERATIONS) THROUGH 9/10/01.

(1) THE FUND COMMENCED OPERATIONS ON 11/15/93. PERFORMANCE FOR THE BENCHMARK IS FROM 11/30/93.

(2) THE FUND'S FISCAL YEAR END IS 10/31.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

 MANAGEMENT FEES                                                       1.00
 DISTRIBUTION (RULE 12b-1) FEES                                        NONE
 SHAREHOLDER SERVICE FEES                                              0.25
 OTHER EXPENSES(1)                                                     0.94
 --------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                              2.19
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                              (0.44)
 --------------------------------------------------------------------------
 NET EXPENSES(2)                                                       1.75
 --------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.75% OF ITS AVERAGE DAILY NET ASSETS THROUGH 2/28/05.

EXAMPLE The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 2/28/05 and total operating expenses thereafter.

The example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)        178        551         1,047       2,413
--------------------------------------------------------------------------------

   JPMorgan FLEMING EUROPEAN FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's main risks, please see pages
31-32.

THE FUND'S OBJECTIVE
The Fund seeks total return from long-term capital growth. Total return consists of capital growth and current income.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in equity securities issued by companies with principal business activities in western Europe. Under normal market conditions, the Fund invests at least 80% of the value of its Assets in equity securities of European issuers. "Assets" means net assets, plus the amount of borrowings for investment purposes. Equity securities may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Investor's Service Inc. (Fitch), or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality. No more than 20% of the Fund's Assets will be invested in debt securities denominated in a currency other than the U.S. dollar. No more than 20% of the Fund's Assets will be invested in debt securities issued by a single foreign government or international organization, such as the World Bank.

Under normal market conditions the Fund is permitted to invest up to 20% of its Assets in high-quality money market instruments and repurchase agreements. To temporarily defend its Assets, the Fund may invest any amount of its Assets in these instruments and in debt securities issued by supranational organizations and companies and governments of countries in which the Fund can invest and short-term debt instruments issued or guaranteed by the government of any member of the Organization for Economic Cooperation and Development. These debt securities may be in various currencies. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government debt securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund may invest in derivatives, which are financial instruments the value of which is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is not diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, the sub-adviser, J.P. Morgan Fleming Asset Management (London) Limited, seeks to identify those western European countries and industries where political and economic factors, including currency changes, are likely to produce above-average growth rates. Then the adviser tries to identify companies within those countries and industries that are poised to take advantage of those political and economic conditions. The Fund will continually review economic and political events in the countries in which it invests.

The Fund may invest in Austria, Belgium, Denmark, Germany, Finland, France, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom, as well as other western European countries which the adviser thinks are appropriate. In addition, the Fund may invest up to 8% of its total assets in equity securities of emerging market European issuers. These countries may include Poland, the Czech Republic, Hungary and other countries with similar economic profiles which the adviser thinks are appropriate.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The adviser may adjust the Fund's exposure to each currency based on their view of the markets and issuers. It will decide how much to invest in the securities of a particular currency or country by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. It may increase or decrease the emphasis on a type of security, industry, country or currency, based on their analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, industry growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

While the Fund's assets will usually be invested in a number of different western European countries, the Fund's advisers may at times invest most or all of the assets in a limited number of these countries. The Fund will, however, try to choose a wide range of industries and companies of varying sizes.

     INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.

The Fund's performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the Gross National Product), the rate of inflation, the rate at which capital is reinvested into European economies, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities which are rated in the lowest investment grade by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified as defined in the Investment Company Act of 1940.

Because the Fund is not diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems affecting those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in the relevant regions are declining and prices of these foreign securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTMENT
     - ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past six calendar years. This provides some indication of the risk of investing in the Fund. The table shows the average annual total returns for the past one year, five years and life of the Fund. It compares that performance to Morgan Stanley Capital International (MSCI) Europe Index and the Lipper European Funds Index, widely recognized market benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART OF YEAR-BY-YEAR RETURNS*,(1),(2)]

1996                          28.10%
1997                          21.38%
1998                          28.17%
1999                          36.06%
2000                         -14.73%
2001                         -12.35%

 BEST QUARTER                          33.36%
---------------------------------------------
                           4th quarter, 1999
---------------------------------------------
 WORST QUARTER                        -16.97%
---------------------------------------------
                           3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS (%)

Shares performance over time for periods ended December 31, 2001*(1),(2)

                                                 1 YEAR   5 YEARS   LIFE OF FUND
--------------------------------------------------------------------------------
 SELECT CLASS SHARES - RETURN BEFORE TAXES       -12.22   9.64      12.51
--------------------------------------------------------------------------------
 SELECT CLASS SHARES - RETURN AFTER TAXES
 ON DISTRIBUTIONS                                -12.22   7.93      10.43
--------------------------------------------------------------------------------
 SELECT CLASS SHARES - RETURN AFTER TAXES
 ON DISTRIBUTIONS AND SALE OF FUND SHARES         -7.44   7.35       9.57
--------------------------------------------------------------------------------
 MSCI EUROPE INDEX (REFLECTS NO DEDUCTION FOR
 FEES, EXPENSES OR TAXES)                        -19.90   6.24       9.01
--------------------------------------------------------------------------------
 LIPPER EUROPEAN FUNDS INDEX (REFLECTS
 NO DEDUCTION FOR TAXES)                         -22.67   7.16      10.11
--------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* THE PERFORMANCE FIGURES IN THE TABLE FOR THE PERIOD BEFORE SELECT CLASS SHARES WERE LAUNCHED ON 9/10/01, AND THE PERFORMANCE FIGURES IN THE BAR CHART, ARE BASED ON THE PERFORMANCE OF THE CLASS A SHARES OF THE FUND. THE SELECT CLASS SHARES AND CLASS A SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, HOWEVER, THE PERFORMANCE OF SELECT CLASS SHARES WOULD DIFFER ONLY TO THE EXTENT THAT CLASS A SHARES HAVE HIGHER EXPENSES THAN SELECT CLASS SHARES.
(1) THE FUND COMMENCED OPERATIONS ON 11/2/95. PERFORMANCE FOR THE BENCHMARKS IS FROM 11/30/95.
(2) THE FUND'S FISCAL YEAR END IS 10/31.

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES
The estimated expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

 MANAGEMENT FEE                                                         0.65
 DISTRIBUTION (RULE 12b-1) FEES                                         NONE
 SHAREHOLDER SERVICES FEE                                               0.25
 OTHER EXPENSES(1)                                                      0.92
----------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                               1.82
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                               (0.32)
----------------------------------------------------------------------------
 NET EXPENSES(2)                                                        1.50
----------------------------------------------------------------------------

(1)  "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
     YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT THAT TOTAL OPERATING EXPENSES OF SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.50% OF THEIR AVERAGE DAILY NET ASSETS THROUGH 2/28/05.

EXAMPLE This example helps you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 2/28/05 and total operating expenses thereafter.

This example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)   153        474         891         2,053
-----------------------------------------------------------------------------

JPMorgan FLEMING INTERNATIONAL OPPORTUNITIES FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's main risks, please see pages
31-32.

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund's assets are invested primarily in investments of developed markets other than the U.S. The Fund's assets may also be invested to a limited extent in emerging markets issuers. Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom, and most of the countries of western Europe; emerging markets include most other countries in the world.

The Fund focuses on stock picking, emphasizing those stocks that are ranked as undervalued according to the adviser's proprietary research, while underweighting or avoiding those that appear overvalued. The Fund's country allocations and sector weightings may differ significantly from those of the Morgan Stanley Capital International (MSCI) All Country World Index Free (ex-U.S.), the Fund's benchmark.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Investor's Service Inc. (Fitch), or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality.

To temporarily defend its assets, the Fund may invest any amount of its assets in high-quality short-term instruments.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund may invest in derivatives, financial instruments the value of which is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at the relative valuations and economic prospects of different countries, ranking the attractiveness of their markets. Using these rankings, a team of strategists establishes a country allocation for the Fund. Country allocation may vary either significantly or moderately from the Fund's benchmark. The adviser considers the developed countries of Europe (excluding the U.K.) as a whole while monitoring the Fund's exposure to any one country.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund's adviser then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

- catalysts that could trigger a change in a stock's price

- potential reward compared to potential risk

- temporary mispricings caused by market overreactions

The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies.

     INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign curren-cies,the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities rated in the lowest investment grade by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

Derivatives may be riskier than other types of investments because they are more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining and prices of these foreign securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

WHO MAY WANT TO INVEST
THIS FUND IS DESIGNED FOR INVESTORS WHO:
-  ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
THIS FUND IS NOT DESIGNED FOR INVESTORS WHO:
-  ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
-  ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
-  REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
-  ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) All Country World Index Free (Ex-U.S.), a widely recognized market benchmark.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART OF YEAR-BY-YEAR RETURNS*,(1),(2)]

1998                     3.47%
1999                    40.05%
2000                   -16.40%
2001                   -19.61%

----------------------------------------------------
 BEST QUARTER                                 21.81%
----------------------------------------------------
                                  4th quarter, 1998
----------------------------------------------------
 WORST QUARTER                               -21.38%
----------------------------------------------------
                                  3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time for periods ended December 31, 2001*(1),(2)

                                                             1 YEAR     LIFE OF FUND
------------------------------------------------------------------------------------
 SELECT CLASS SHARES - RETUREN BEFORE TAXES                  -19.61     -0.24
------------------------------------------------------------------------------------
 SELECT CLASS SHARES - RETURN AFTER TAXES ON DISTRIBUTIONS   -20.58     -1.08
------------------------------------------------------------------------------------
 SELECT CLASS SHARES - RETURN AFTER TAXES ON DISTRIBUTIONS
 AND SALE OF FUND SHARES                                     -11.94     -0.52
------------------------------------------------------------------------------------
 MSCI ALL COUNTRY WORLD INDEX FREE (EX-U.S.)(REFLECTS
 NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   -19.50      0.93
--------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not refelect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* PRIOR TO A MERGER EFFECTIVE 9/7/01, THE FUND OPERATED IN A MASTER-FEEDER STRUCTURE. THE FUND'S PERFORMANCE FOR THE PERIOD BEFORE THE SELECT CLASS SHARES WERE INTRODUCED ON 9/10/01 IS BASED ON THE PERFORMANCE OF A FORMER FEEDER FUND THAT WAS MERGED OUT OF EXISTENCE (WHOSE INVESTMENT PROGRAM WAS IDENTICAL TO AND WHOSE EXPENSES WERE SUBSTANTIALLY SIMILAR TO THAT OF THE SELECT CLASS SHARES) FROM 2/26/97 (FORMER FEEDER FUND COMMENCEMENT OF OPERATIONS) THROUGH 9/10/01.
(1) THE FUND COMMENCED OPERATIONS ON 2/26/97. PERFORMANCE FOR THE BENCHMARK IS FROM 2/28/97.
(2)  THE FUND'S FISCAL YEAR END IS 10/31.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

 MANAGEMENT FEES                                                            0.60
 DISTRIBUTION (RULE 12b-1) FEES                                             NONE
 SHAREHOLDER SERVICE FEES                                                   0.25
 OTHER EXPENSES(1)                                                          0.50
--------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                                   1.35
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                   (0.15)
--------------------------------------------------------------------------------
 NET EXPENSES(2)                                                            1.20
--------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.20%, OF THEIR AVERAGE DAILY NET ASSETS THROUGH 2/28/05.

EXAMPLE The example below is intended to help you compare the cost of investing in the Select Class Shares with cost of investing in other mututal Funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses for through 2/28/05 total operating expenses thereafter.

The example is for comparison only; the actual return of Select Class Shares and your actual cost may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)   122        381         694         1,582
--------------------------------------------------------------------------------

JPMorgan FLEMING INTERNATIONAL VALUE FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages
31-32.

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of foreign company equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in equity securities from developed countries included in the Salomon Smith Barney PMI Value EPAC Index (SSB PMI Value EPAC Index), which is the Fund's benchmark. The Fund typically does not invest in U.S. companies.

The Fund's industry weightings generally approximate those of the SSB PMI Value EPAC Index, although it does not seek to mirror the index in its choice of individual securities. In choosing stocks, the Fund emphasizes those that are ranked as undervalued according to the adviser's proprietary research, while underweighting or avoiding those that appear overvalued.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Investor's Service Inc. (Fitch), or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality.

To temporarily defend its assets, the Fund may invest any amount of its assets in high quality short-term instruments.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund may invest in derivatives, financial instruments the value of which is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

    BEFORE YOU INVEST
    INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
    -  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
    -  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

    FREQUENCY OF TRADING
    HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a process that combines fundamental research for identifying portfolio securities and currency management decisions.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund's management team then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

- value characteristics such as P/B, P/E

- catalysts that could trigger a change in a stock's price

- potential reward compared to potential risk

- temporary mispricings caused by market overreactions

The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response


[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR
GUARANTEED OR ENDORSED BY ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU
INVESTED.

to market demand, but without a formal agreement with the company that issues the underlying securities.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities rated in the lowest investment grade category by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

Derivatives may be riskier than other types of investments because they are more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.



[SIDENOTE]
WHO MAY WANT TO INVEST
THIS FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD A NON-U.S. INVESTMENT WITH VALUE POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THIS FUND IS NOT DESIGNED FOR INVESTORS WHO:
- ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares*. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the SSB Value Index and the MSCI EAFE Index, widely recognized market benchmarks. The benchmark for the Fund will now be the SSB PMI Value EPAC Index which holds approximately 600 names. It is believed that the new benchmark is more appropriate since it more accurately reflects the Fund's investment strategy.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART OF YEAR-BY-YEAR RETURNS*,(1)]

1992                    -10.77%
1993                     24.37%
1994                      5.65%
1995                      7.59%
1996                      8.41%
1997                      1.17%
1998                     13.48%
1999                     29.92%
2000                    -18.05%
2001                    -22.47%

----------------------------------------------------------------
BEST QUARTER                                              20.23%
----------------------------------------------------------------
                                              4th quarter, 1998
----------------------------------------------------------------
 WORST QUARTER                                           -18.05%
----------------------------------------------------------------
                                              3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time for periods ended December 31, 2001*,(1)

                                                  1 YEAR    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
 SELECT CLASS SHARES                              -22.47    -1.07      2.63
--------------------------------------------------------------------------------
 SELECT CLASS SHARES -- RETURN AFTER TAXES
 ON DISTRIBUTIONS                                 -25.85    -4.57      0.11
--------------------------------------------------------------------------------
 SELECT CLASS SHARES -- RETURN AFTER TAXES
 ON DISTRIBUTIONS AND SALE OF FUND SHARES         -13.66    -1.72      1.39
--------------------------------------------------------------------------------
 SSB PMI VALUE EPAC INDEX (REFLECTS NO DEDUCTION
 FOR FEES, EXPENSES OR TAXES)                     -18.14     2.52      6.32
--------------------------------------------------------------------------------
 SSB VALUE INDEX (REFLECTS NO DEDUCTION
 FOR FEES, EXPENSES OR TAXES)                     -19.97     0.07      3.63
--------------------------------------------------------------------------------
 MSCI EAFE INDEX (REFLECTS NO DEDUCTION
 FOR FEES, EXPENSES OR TAXES)                     -21.44     0.39      4.46
--------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* PRIOR TO A MERGER EFFECTIVE 9/7/01, THE FUND OPERATED IN A MASTER-FEEDER STRUCTURE. THE FUND'S PERFORMANCE FOR THE PERIOD BEFORE THE SELECT CLASS SHARES WERE INTRODUCED ON 9/10/01 IS BASED ON THE PERFORMANCE OF A FORMER FEEDER FUND THAT WAS MERGED OUT OF EXISTENCE (WHOSE INVESTMENT PROGRAM WAS IDENTICAL TO AND WHOSE EXPENSES WERE SUBSTANTIALLY SIMILAR TO THAT OF THE SELECT CLASS SHARES) FROM 10/3/93 (FORMER FEEDER FUND COMMENCEMENT OF OPERATIONS) THROUGH 9/10/01. RETURNS FOR THE PERIOD 1/1/92 TO 10/3/93 REFLECT THE PERFORMANCE OF THE PIERPONT INTERNATIONAL EQUITY FUND, THE FUND'S PREDECESSOR.

(1)  THE FUND'S FISCAL YEAR END IS 10/31.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

--------------------------------------------------------------------------------
 MANAGEMENT FEES                                                            0.60
 DISTRIBUTION (RULE 12b-1) FEES                                             NONE
 SHAREHOLDER SERVICE FEES                                                   0.25
 OTHER EXPENSES(1)                                                          0.63
--------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                                   1.48
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                   (0.07)
--------------------------------------------------------------------------------
 NET EXPENSES(2)                                                            1.41
--------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.41% OF ITS AVERAGE DAILY NET ASSETS THROUGH 2/28/05.

EXAMPLE The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 2/28/05 and total operating expenses thereafter.

The example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
---------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)   144        446         787         1,749
---------------------------------------------------------------------------

THE FUND'S MANAGEMENT AND ADMINISTRATION

The Fleming Emerging Markets Equity Fund, Fleming International Opportunities Fund and Fleming International Value Fund are series of J.P. Morgan Institutional Funds, a Massachusetts business trust. The Fleming European Fund is a series of Mutual Fund Group, a Massachusetts business trust. The trusts are all governed by the same trustees. The trustees of each trust are responsible for overseeing all business activities.

THE FUNDS' INVESTMENT ADVISERS

J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser and makes the day-to-day investment decisions for the Fleming Emerging Markets Equity, Fleming International Opportunities and Fleming International Value Funds. JPMIM is located at 522 5th Avenue, New York, NY 10036.

J.P. Morgan Fleming Asset Management (USA), Inc. (JPMFAM (USA)) is the investment adviser for the Fleming European Fund. JPMFAM (USA) is located at 522 5th Avenue, New York, NY 10036.

J.P. Morgan Fleming Asset Management (London) Limited (JPMFAM (London)) is the subadviser to the Fleming European Fund. It makes the day-to-day investment decisions for the Fund. JPMFAM (USA) pays JPMFAM (London) a sub-advisory fee for its services. JPMFAM (London) is a wholly owned subsidiary of JPMorgan Chase. JPMFAM (London) is located at 20 Finsbury Street, London, U.K. ELZ9YAQ.

JPMIM, JPMFAM (USA) and JPMFAM (London) are wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year, each adviser was paid management fees (net of waivers) as a percentage of average daily net assets as follows:

                                       FISCAL
 FUND                                  YEAR END     %
-------------------------------------------------------
 FLEMING EMERGING MARKETS
 EQUITY FUND                           10/31       1.00
-------------------------------------------------------
 FLEMING EUROPEAN FUND                 10/31       0.65
-------------------------------------------------------
 FLEMING INTERNATIONAL
 OPPORTUNITIES FUND                    10/31       0.60
-------------------------------------------------------
 FLEMING INTERNATIONAL
 VALUE FUND                            10/31       0.60
-------------------------------------------------------

THE PORTFOLIO MANAGERS
FLEMING EMERGING MARKETS EQUITY FUND
The management team is led by Satyen Mehta, Managing Director, who has been at JPMorgan Chase (or one of its predecessors) since 1984, and Peter Clark, Vice President, who has been at JPMorgan Chase (or one of its predecessors) since 1968. Mr. Mehta has been on the team since the Fund's inception. Mr. Clark joined the team in 1999.

FLEMING EUROPEAN FUND
James Elliot and Ajay Gambhir are both assistant directors of the European Equity Group. Mr. Elliot joined JPMFAM (London) in June of 1995 as an executive in the European Investment Banking Group. He was appointed a portfolio manager in 1998 and Assistant Director in 1999. Mr. Gambhir joined JPMFAM (London) in December of 1997 as a fund manager in the European Equity Group. Prior to that he worked as a fund manager at NM Rothschild & Sons Limited. Mr. Gambhir was appointed Assistant Director in April 2000. Both have managed the Fund since August 2000.

FLEMING INTERNATIONAL OPPORTUNITIES FUND

The portfolio management team is led by Andrew C. Cormie, Managing Director, who has been an international equity portfolio manager since 1997 and employed by JPMorgan Chase (or one of its predecessors) since 1984 and by Nigel F. Emmett, Vice President, who has been on the team since joining JPMorgan Chase (or one of its predecessors) in August 1997, and by Jenny S. Sicat, Vice President, who joined the team in August 2000 and has been at JPMorgan Chase (or one of its predecessors) since 1995. Please see above for information regarding Mr. Emmett and Ms. Sicat.

FLEMING INTERNATIONAL VALUE FUND
The portfolio management team is led by Nigel F. Emmett, Vice President, who has been on the team since joining JPMorgan Chase (or one of its predecessors) in August 1997, and by Gerd Woort-Menker, Vice President, who joined the team in January 2001 and has been at JPMorgan Chase (or one of its predecessors) since 1987. Previously, Mr. Emmett was an assistant manager at Brown Brothers Harriman and Co. and a portfolio manager at Gartmore Investment Management. Prior to joining the team, Mr. Woort-Menker was head of the International Research Group in London.

THE FUNDS' ADMINISTRATOR

JPMorgan Chase Bank (Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services:
0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Funds have agreements with certain shareholder servicing agents (including JPMorgan Chase Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Select Class Shares held by investors serviced by the shareholder servicing agent.

The advisers and/or J.P. Morgan Fund Distributors, Inc. (JPMFD) may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUNDS' DISTRIBUTOR
JPMFD is the distributor for the Funds. It's a subsidiary of BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

     HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES
You don't pay any sales charge (sometimes called a load) when you buy Select Class Shares of these Funds. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything the particular Fund owns, minus everything it owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange. You'll pay the next NAV calculated after the JPMorgan Fund Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

The Funds invest in securities that are primarily listed on foreign exchanges and these exchanges may trade on Saturdays or other U.S. holidays on which the Funds do not price. As a result, these Funds' portfolios will trade and their NAVs may fluctuate significantly on days when you have no access to the Funds.

You can buy shares in two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM
Tell your representative or firm which Funds you want to buy and he or she will contact us. Your representative or firm may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives or firms charge a single fee that covers all services. Your representative or firm may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

The JPMorgan Funds Service Center accepts purchase orders on any business day that the New York Stock Exchange is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock Exchange, we will process your order at that day's price.

You must provide a Taxpayer Identification Number when you open an account. Each Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. If you purchase your shares by uncertified check, you cannot sell your shares until your check has cleared, which may take more than 15 calendar days after such shares were purchased.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be canceled if the JPMorgan Funds Service

Center doesn't receive payment by 4:00 p.m. Eastern time on the settlement date.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays.

MINIMUM INVESTMENTS
First time investors must buy a minimum of $1,000,000 worth of Select Class Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Select Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment may be less for certain investors. Current shareholders of Select Class Shares who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Class Shares of this and other Funds without regard to this minimum.

SELLING FUND SHARES
When you sell your shares you'll receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must receive your request before the close of regular trading on the New York Stock Exchange.

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. We will not accept an order to sell shares if the Fund has not collected your payment for the shares. Federal law allows the Funds to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.

You may sell shares in two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM
Tell your representative or firm which Funds you want to sell. They'll send all necessary documents to the JPMorgan Funds Service Center.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire.

REDEMPTIONS-IN-KIND
Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES
You can exchange your Select Class Shares for shares of the same class in certain other JPMorgan Funds. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Funds you want to buy before making an exchange. Call 1-800-348-4782 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information (SAI) to find out more about the exchange privilege.

EXCHANGING BY PHONE
You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUNDS
We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the investment minimum noted above for 30 days as a result of selling shares. We'll give you 60 days' notice before closing your account. This restriction does not apply to shareholders who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

Please write to:
JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

Each Fund may issue multiple classes of shares. This prospectus relates only to Select Class Shares of the Funds. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES
The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Funds declare and pay any net investment income and net capital gain at least annually. Net capital gain is distributed annually. You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.


Investment income received by the Funds from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of each such Fund's assets at the close of its taxable year will be in securities of foreign corporations, each such Fund may elect to "pass through" to its shareholders the foreign taxes that it paid.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor tax consequences are unique, please consult your tax adviser to see how investing in a Fund will affect your own tax situation.

RISK AND REWARD ELEMENTS FOR THE FUNDS
This table identifies the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.

  POTENTIAL RISKS                            POTENTIAL REWARDS                       POLICIES TO BALANCE RISK AND REWARD
-----------------------------------------------------------------------------------------------------------------------------------
  FOREIGN AND OTHER MARKET CONDITIONS
  - Each Fund's share price and              - Stocks have generally outperformed    - Under normal circumstances each Fund plans
    performance will fluctuate in              more stable investments (such as        to remain fully invested in accordance with
    response to stock and bond market          bonds and cash equivalents) over the    its policies. Equity investments may include
    movements                                  long term Foreign investments, which    common stock, convertible securities,
  - The value of most bonds will fall          represent a major portion of the        preferred stocks, depositary receipts
    when interest rates rise; the longer a     world's securities, offer               (such as ADRs and EDRs), trust or
    bond's maturity and the lower its          attractive potential performance and    partnership interests, warrants, rights,
    credit quality, the more its value         opportunities for diversification       and investment company securities
    typically falls                          - Most bonds will rise in value when    - Each Fund seeks to limit risk and enhance
  - A Fund could lose money because of         interest rates fall                     performance through active management,
    foreign government actions, political    - Foreign bonds, which represent a        country allocation and diversification
    instability, or lack of adequate and/or    major portion of the world's fixed    - During severe market downturns, each Fund
    accurate information                       income securities, offer attractive     has the option of investing up to 100%
  - Investment risks tend to be higher in      potential performance and               of assets in high quality short-term
    emerging markets. These markets also       opportunities for diversification       instruments
    present higher liquidity and valuation   - Emerging markets can offer higher
    risks                                      returns
  - Adverse market conditions may from time
    to time cause a Fund to take temporary
    defensive positions that are
    inconsistent with its principal
    investment strategies and may hinder a
    Fund from achieving its investment
    objective
------------------------------------------------------------------------------------------------------------------------------------
  MANAGEMENT CHOICES
  - A Fund could underperform its benchmark  - A Fund could outperform its benchmark  - The Advisers focuses their active management
    due to its securities choices and other    due to these same choices                on securities selection, the area where it
    management decisions                                                                believes its commitment to research can
                                                                                        most enhance returns
------------------------------------------------------------------------------------------------------------------------------------
  FOREIGN CURRENCIES
  - Currency exchange rate movements could   - Favorable exchange rate movements      - Except as noted earlier in this prospectus,
    reduce gains or create losses              could generate gains or reduce losses    each Fund manages the currency exposure of
  - Currency and investment risks tend to                                               its foreign investments relative to its
    be higher in emerging markets; these                                                benchmark and may hedge a portion of its
    markets also present higher liquidity                                               foreign currency exposure into the
    and valuation risks                                                                 U.S. dollar from time to time
                                                                                        (see also "Derivatives")
------------------------------------------------------------------------------------------------------------------------------------
  WHEN-ISSUED AND DELAYED DELIVERY
  SECURITIES
  - When a Fund buys securities before issue - A Fund can take advantage of           - Each Fund segregates liquid assets to
    or for delayed delivery, it could be       attractive transaction                   offset leverage risk
    exposed to leverage risk if it does not    opportunities
    segregate liquid assets

                                       31

POTENTIAL RISKS                              POTENTIAL REWARDS                        POLICIES TO BALANCE RISK AND REWARD
DERIVATIVES
- Derivatives such as futures, options,    - Hedges that correlate well with        - Each Fund uses derivatives for hedging and
  swaps, and forward foreign currency        underlying positions can reduce or       for risk management (i.e., to establish or
  contracts(1) that are used for hedging     eliminate losses at low cost             adjust exposure to particular securities,
  the portfolio or specific securities     - A Fund could make money and protect      markets or currencies); risk management may
  may not fully offset the underlying        against losses if the investment         include management of a Fund's exposure
  positions and this could result in         analysis proves correct                  relative to its benchmark.
  losses to the Fund that would not have   - Derivatives that involve leverage      - Each Fund only establishes hedges that they
  otherwise occurred                         could generate substantial gains at      expect will be highly correlated with
- Derivatives used for risk management or    low cost                                 underlying positions
  for certain Funds to increase the Fund's                                          - The Funds may use derivatives to increase
  gain may not have the intended effects                                              income or gain
  and may result in losses or missed
  opportunities
- The counterparty to a derivatives
  contract could default
- Derivatives that involve leverage could
  magnify losses
- Certain types of derivatives involve
  costs to a Fund which can reduce returns
- Derivatives used for non-hedging
  purposes could cause losses that exceed
  the original investment
- Derivatives may, for tax purposes,
  affect the character of gain and loss
  realized by a Fund, accelerate
  recognition of income to a Fund, affect
  the holding period of a Fund's assets
  and defer recognition of certain of a
  Fund's losses.
----------------------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING
- When a Fund lends a security, there is a - A Fund may enhance income through the  - Each adviser maintains a list of approved
  risk that the loaned securities may not    investment of the collateral received    borrowers
  be returned if the borrower or the         from the borrower                      - A Fund receives collateral equal to at
  lending agent defaults                                                              least 100% of the current value of
- The collateral will be subject to the                                               securities loaned plus accrued interest
  risks of the securities in which it is                                            - The lending agents indemnify a Fund against
  invested                                                                             borrower default
                                                                                    - Each adviser's collateral investment
                                                                                      guidelines limit the quality and duration of
                                                                                      collateral investment to minimize losses
                                                                                    - Upon recall, the borrower must return the
                                                                                      securities loaned within the normal
                                                                                      settlement period
----------------------------------------------------------------------------------------------------------------------------------
ILLIQUID HOLDINGS
- A Fund could have difficulty valuing     - These holdings may offer more          - No Fund may invest more than 15% of net
  these holdings precisely                   attractive yields or potential growth    assets in illiquid holdings
- A Fund could be unable to sell these       than comparable widely traded          - To maintain adequate liquidity to meet
  holdings at the time or price it desires   securities                               redemptions, each Fund may hold high quality
                                                                                      short-term instruments (including repurchase
                                                                                      agreements and reverse repurchase
                                                                                      agreements) and, for temporary or
                                                                                      extraordinary purposes, may borrow from
                                                                                      banks up to 33 1/3% of the value of its
                                                                                      total assets
----------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM TRADING
- Increased trading could raise a Fund's   - A Fund could realize gains in a short  - Each Fund generally avoids short-term
  brokerage and related costs                period of time                           trading, except to take advantage of
- Increased short-term capital gains                                                  attractive or unexpected opportunities or to
  distributions could raise shareholders'  - A Fund could protect against losses      meet demands generated by shareholder
  income tax liability                       if a stock is overvalued and its value   activity
                                             later falls                            - The Funds' portfolio turnover rates for the
                                                                                      most recent fiscal year are listed below:
                                                                                      Fleming Emerging Markets Equity Fund: 76%
                                                                                      Fleming European Fund: 564%
                                                                                      Fleming International Opportunities Fund:
                                                                                      110% (for the period 12/01/00 through
                                                                                      10/31/01)
                                                                                    - Fleming International Value Fund: 85%

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

FINANCIAL HIGHLIGHTS

                                   The financial highlights tables are intended to help you understand each Fund's financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers, LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which are available upon request.

JPMORGAN FLEMING EMERGING MARKETS EQUITY FUND(1),(5)

                                                                                               YEAR ENDED OCTOBER 31,
                                                                            ------------------------------------------------------
                                                                             2001        2000        1999       1998       1997
                                                                            ------      ------      ------     ------     ------
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                          $   6.73   $  7.28    $  5.88    $  9.20    $  9.58
----------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

     Net investment income                                                       0.05(4)    0.02       0.08       0.11(3)    0.08

     Net gains or losses in securities (both realized and unrealized)           (1.61)     (0.53)      1.72      (3.36)(3)  (0.40)

     Total from investment operations                                           (1.56)     (0.51)      1.80      (3.25)     (0.32)

   Distributions to shareholders from:

     Dividends from net investment income                                        0.04       0.04       0.40       0.08       0.06

     Distributions from capital gains                                              --         --         --         --         --

     Total dividends and distributions                                           0.04       0.04       0.40       0.08       0.06
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                $  5.13    $  6.73    $  7.28    $  5.88    $  9.20
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                   (23.23%)    (7.12%)    33.00%    (35.54%)    (3.34%)
==================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                                       $ 22,253   $34,204    $35,786    $23,387    $45,444
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
----------------------------------------------------------------------------------------------------------------------------------
   Expenses                                                                      1.75%      1.75%      1.75%      1.76%      1.65%
----------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                                         0.78%      0.15%      0.73%      1.24%      0.62%
----------------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers and reimbursements                                   2.11%      1.96%      1.87%      1.82%      1.65%
----------------------------------------------------------------------------------------------------------------------------------
   Net investment income without waivers and reimbursements                      0.42%     (0.06%)     0.61%      1.18%      0.62%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(2)                                                         76%        65%        87%        44%        55%
----------------------------------------------------------------------------------------------------------------------------------

  (1) Formerly J.p. Morgan Emerging Markets Equity Fund.

  (2) Prior to September 10, 2001, the Fund invested all of its investable assets in The Emerging Markets Equity Portfolio ("EMP"). The Portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of EMP.

  (3) Based on amounts prior to Statement of Position 93-2 adjustments.
  (4) Calculated based on average shares outstanding
  (5) Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with the Fund reorganization. Prior periods have been restated to reflect the split.

JPMORGAN FLEMING EUROPEAN FUND(1)

                                                                                                                    09/10/01(2)
                                                                                                                     THROUGH
                                                                                                                    10/31/01
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                                                  $13.14
-------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

     Net investment income                                                                                              --(3)

     Net gains or losses in securities (both realized and unrealized)                                                  (0.17)

     Total from investment operations                                                                                  (0.17)

   Distributions to shareholders from:

     Dividends from net investment income                                                                                 --

     Distributions from capital gains                                                                                     --

     Total dividends and distributions                                                                                    --
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                                        $12.97
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                                                                                           (1.29%)
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                                                                               $6,063
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-------------------------------------------------------------------------------------------------------------------------------
   Expenses(5)                                                                                                          1.50%
-------------------------------------------------------------------------------------------------------------------------------
   Net investment income(5)                                                                                            (0.06%)
-------------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and earnings credits(5)                                                     3.74%(4)
-------------------------------------------------------------------------------------------------------------------------------
   Net investment income without waivers, reimbursements and earnings credits(5)                                       (2.30%)(4)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                                                                                               564%
-------------------------------------------------------------------------------------------------------------------------------

  (1) Formerly Chase Vista European Fund.
  (2) Commencement of offering of class of shares.
  (3) Calculated based on average shares outstanding.
  (4) Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.
  (5) Short periods have been annualized.
  (6) Not Annualized.

JPMORGAN FLEMING INTERNATIONAL OPPORTUNITIES FUND(3,8)

                                                                         12/01/00              YEAR ENDED            02/26/97(1)
                                                                          THROUGH   -------------------------------   THROUGH
                                                                         0/31/01(2)  11/30/00     11/30/99   11/30/98   11/30/97
                                                                         ---------   --------     --------   --------   --------
------------------------------------------------------------------------------------ ------------ -------------------------------
Net asset value, beginning of period                                      $ 11.81      $ 13.41     $ 10.45    $ 10.32  $ 10.41
---------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                                   0.08(4)      0.14        0.22       0.24     0.06
     Net gains or losses in securities (both realized and unrealized)       (2.65)       (1.58)       3.05      (0.01)   (0.15)
     Total from investment operations                                       (2.57)       (1.44)       3.27       0.23    (0.09)
   Distributions to shareholders from:
     Dividends from net investment income                                    0.32         0.16        0.31       0.10       --
     Distributions from capital gains                                        0.28           --          --         --       --
     Total dividends and distributions                                       0.60         0.16        0.31       0.10       --
------------------------------------------------------------------------------------ ------------ -------------------------------
Net asset value, end of period                                            $  8.64      $ 11.81     $ 13.41    $ 10.45  $ 10.32
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                                               (22.66%)(5) (10.87%)     32.13%      2.30%   (0.80%)(5)
==================================================================================== ============ ===============================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                                   $32,271      $79,408     $67,543    $55,050  $62,939
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------------
   Expenses(6)                                                               1.27%        1.21%       1.18%      1.20%    1.20%
---------------------------------------------------------------------------------------------------------------------------------
   Net investment income(6)                                                  0.85%        0.55%       0.47%      0.96%    1.08%
 ---------------------------------------------------------------------------------------------------------------------------------
  Expenses without waivers and reimbursements(6)                            1.27%        1.21%       1.24%      1.24%    1.51%
---------------------------------------------------------------------------------------------------------------------------------
   Net investment income without waivers and reimbursements(6)               0.85%        0.55%       0.41%      0.92%    0.77%
---------------------------------------------------------------------------------------------------------------------------------
   Interest Expense                                                            --           --        0.01%        --       --
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                                                    110%(5 )      86%         80%       143%      72%(5)
---------------------------------------------------------------------------------------------------------------------------------

  (1) Commencement of operations.
  (2) The Fund changed its fiscal year end from November 30 to October 31.
  (3) Formerly J.P. Morgan International Opportunities Fund.
  (4) Calculated based on average shares outstanding.
  (5) Not Annualized.
  (6) Short periods have been annualized.

  (7) Prior to September 10, 2001, the fund invested all of its investable assets of the Intenational Opportunities Portfolio (IOP). The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of IOP.

  (8) Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with the Fund reorganization. Prior periods have been restated to reflect the split.

JPMORGAN FLEMING INTERNATIONAL VALUE FUND(1,2)

                                                                                                   YEAR ENDED
                                                                             ---------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                                             10/31/01   10/31/00   10/31/99   10/31/98  10/31/97
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                          $ 16.08    $ 18.70     $15.91    $ 16.53  $  17.15
--------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                                       0.02(3)    0.27       0.24       0.51      0.23
     Net gains or losses in securities (both realized and unrealized)           (3.39)     (1.07)      3.47       0.21      0.34
     Total from investment operations                                           (3.37)     (0.80)      3.71       0.72      0.57
   Distributions to shareholders from:
     Dividends from net investment income                                        1.14       0.24       0.47       0.63      0.38
     Distributions from capital gains                                            3.29       1.58       0.45       0.71      0.81
     Total dividends and distributions                                           4.43       1.82       0.92       1.34      1.19
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                $  8.28     $16.08    $ 18.70    $ 15.91  $  16.53
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                                                   (26.66%)    (5.49%)    24.41%      4.87%     3.46%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                      $21,307    $55,445    $64,860    $76,472  $146,659
--------------------------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE NET ASSETS:
--------------------------------------------------------------------------------------------------------------------------------
     Expenses                                                                    1.40%      1.30%      1.21%      1.17%     1.12%
--------------------------------------------------------------------------------------------------------------------------------
     Net investment income                                                       0.20%      0.15%      0.55%      0.73%     1.11%
--------------------------------------------------------------------------------------------------------------------------------
     Expenses without reimbursements                                             1.40%      1.30%      1.21%      1.17%     1.12%
--------------------------------------------------------------------------------------------------------------------------------
     Net investment income without reimbursements                                0.20%      0.15%      0.55%      0.73%     1.11%
--------------------------------------------------------------------------------------------------------------------------------
     Interest expense                                                              --         --         --       0.01%       --
--------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover(4)                                                              85%        80%        70%        74%       67%
--------------------------------------------------------------------------------------------------------------------------------

 (1) Formerly J.P. Morgan International Equity Fund.
 (2) Prior to the open of business on September 10, 2001, the Class underwent a split of shares in connection with a Fund reorganization. Prior periods have been restated to reflect the split.
 (3) Calculated based on average shares outstanding.

 (4) Prior to September 10, 2001, the Fund invested all of its investable assets in The International Equity Portfolio ("IEP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the portfolio turnover rate of IEP.

                       This page intentionally left blank.

    HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds, the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

                        JPMorgan Funds Fulfillment Center
                                393 Manley Street
                        West Bridgewater, MA 02379-1039

             The Funds' Investment Company Act File No. is 811-7342 except for JPMorgan Fleming European Fund which is 811-5151

         (C)  J.P. Morgan Chase & Co. All Rights Reserved. February 2002

                                                                  PR-INTEQS-302

                          Prospectus February 28, 2002

--------------------------------------------------------------------------------
JPMorgan International Equity Funds

Class A and Class B Shares

Fleming International Growth Fund

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[LOGO]JPMORGAN Fleming
      Asset Management

CONTENTS

Fleming International Growth Fund                                              1

The Funds' Management and Administration                                       9

How Your Account Works                                                        10

   About Sales Charges                                                        10

   Buying Fund Shares                                                         11

   Selling Fund Shares                                                        13

   Exchanging Fund Shares                                                     14

   Other Information Concerning the Fund                                      15

   Distributions and Taxes                                                    15

Shareholder Services                                                          17

Risk and Reward Elements for the Funds                                        18

Financial Highlights                                                          20

How To Reach Us                                                       Back cover

JPMorgan FLEMING INTERNATIONAL GROWTH FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 20-21.

THE FUND'S OBJECTIVE

The Fund will seek total return from long-term capital growth. Total return consists of capital growth and current income.

THE FUND'S MAIN
INVESTMENT STRATEGY

The Fund invests principally in equity securities of companies located in the major developed regions of the world outside the United States. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of such issuers, which may include foreign subsidiaries of U.S. companies. The Fund may, from time to time, also invest in securities of U.S. issuers. Equity securities may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund will sell securities if the adviser believes the issuer of the securities no longer meets certain growth criteria or if it believes that more attractive opportunities are available. As political and economic events occur, the Fund's adviser will sell securities of issuers doing business in countries that the adviser believes do not meet the Fund's growth-oriented criteria.

While the Fund is not limited in the amount it invests in any one country, it will try to choose a wide range of industries and companies of varying sizes.

While the Fund invests primarily in equities, it may also invest up to 35% of its total assets in debt securities rated as investment grade by Moody's Investors Service, Inc. (Moodys), Standard & Poor's Corporation (S&P), Fitch Investor Service Inc. (Fitch), or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality.

Under normal market conditions the Fund will be permitted to invest up to 35% of its total assets in high quality money-market instruments and repurchase agreements, as well as securities of U.S. issuers. To temporarily defend its assets, the Fund may invest any amount of its assets in high quality money market instruments and repurchase agreements and in debt securities issued by supranational organizations and companies and governments of countries in which the Fund can invest and short-term debt instruments issued or guaranteed by the government of any member of the Organization for Economic Cooperation and Development. These debt securities may be in various currencies. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government debt securities. No more than 25% of the Fund's total assets will be invested in debt securities denominated in a currency other than the U.S. dollar. No more than 25% of the Fund's total assets will be invested in debt securities issued by a single foreign government or international organization, such as the World Bank.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies which are authorized to invest in those countries.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is not diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

The Fund's adviser, J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM
(USA)), will emphasize companies with medium and large market capitalizations, yielding a median market capitalization that results in placement within the large cap universe, based on the Morningstar criterion of taking the capitalization range of the top 5% of the 5,000 largest companies in the Morningstar database.

The Fund's adviser will perform quantitative analysis and fundamental research in an attempt to identify companies with the best growth potential. It may look at growth-oriented factors, such as projected earnings growth, improved earnings characteristics or price momentum.

Typically, companies meeting the adviser's criteria will feature leading or rapidly developing businesses, strong financial positions and high-quality management capable of taking advantage of local, regional or global market changes.

The Fund's adviser also will seek to identify those countries and industries where political and economic factors, including currency changes, are likely to produce above-average growth rates. Then the adviser will try to identify companies within those countries and industries that are poised to take advantage of such political and economic conditions. The Fund's adviser will continually review economic and political events in the countries in which the Fund invests.

The Fund's adviser will seek to select at least three issuers in several countries other than the United States. In selecting countries, under normal conditions, the adviser will invest up to one half of the Fund's assets in continental Europe, and up to one quarter of Fund's assets in both Japan and the United Kingdom. This allocation may change at any time.

      INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in the stock market as well as the performance of companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The Fund's investments in developing countries could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume in many countries may lead to a lack of liquidity. Also, developing countries may not provide adequate legal protection for private or foreign investments or private property.

The Fund's performance will be affected by political, social and economic conditions in the countries in which it invests and other countries on which certain issuers' revenues or resources are dependent. In addition, while the Fund invests primarily in securities of issuers in the United Kingdom, Japan and the countries in continental Europe, the economies of those countries may be affected by consumer demands in other countries and the state of economies in other countries. If the Fund holds securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued, such as Japanese companies), it will hurt the value of the Fund.

The Japanese economy and financial markets have experienced considerable difficulty since 1990. The Japanese stock market, as measured by the Tokyo Stock Price Index, has been volatile. After increasing by more than 500% in the 1980s, it has fallen more than half since then. This decline in the Tokyo stock market has made the country's banks and financial institutions vulnerable because they generally hold large stock portfolios. Japanese banks have been left with large numbers of non-performing loans. In addition, the Japanese economy labors under a heavy government budget deficit and historically low interest rates. As a result of these factors, several high-profile bankruptcies of Japanese banks, brokerage firms and insurance companies have occurred.

Although the Japanese yen has generally gone up against the U.S. dollar, in recent years it has fluctuated, and has even declined. The Japanese yen might also be hurt by the currency difficulties of other countries in Southeast Asia. Devaluation of the yen, and any other currencies in which the Fund's securities are denominated, will hurt the Fund's value.

Japan's relationship with its main trading partners, particularly the United States, is in a difficult phase. This is because Japan sells far more highly visible products, such as automobiles, than it buys. The trade imbalance is the largest with the United States. Japan's economy is also affected by economic trouble in Southeast Asian countries since the demand for Japanese exports fluctuates and since many Japanese banks and companies have invested in that region.

The market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities rated in the lowest investment grade category by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher-rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including when the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

Because the Fund is not diversified, it will invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

The Fund may have to sell securities at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of foreign issuers are declining and prices of these securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.


      WHO MAY WANT TO INVEST

      THIS FUND IS DESIGNED FOR INVESTORS WHO:

      -     ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
      - WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
      - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

      THIS FUND IS NOT DESIGNED FOR INVESTORS WHO:

      -     ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
      -     ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
      -     REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
      -     ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the Fund's Class A shares has performed over the past calendar year. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the MSCI EAFE Growth Index, a widely recognized market benchmark.

The performance figure in the bar chart does not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figure would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front end sales load and the performance figures in the table for Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed in the past not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

YEAR-BY-YEAR RETURNS(1),(2)
--------------------------------------------------------------------------------
2001                                                                     -20.07%
--------------------------------------------------------------------------------
BEST QUARTER                                                              17.18%
--------------------------------------------------------------------------------
                                                               4th quarter, 2001
--------------------------------------------------------------------------------
WORST QUARTER                                                            -18.05%
--------------------------------------------------------------------------------
                                                               3rd quarter, 2001

AVERAGE ANNUAL TOTAL RETURNS(%)

Shows performance over time for period ended December 31, 2001(1),(2)

                                                                         LIFE OF
                                                               1 YEAR     FUND
--------------------------------------------------------------------------------
CLASS A SHARES -- RETURN BEFORE TAXES                          -24.66     -24.66
--------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES ON DISTRIBUTIONS          -24.71     -24.71
--------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF SHARES                                             -15.02     -15.02
--------------------------------------------------------------------------------
CLASS B SHARES -- RETURN BEFORE TAXES                          -24.48     -24.48
--------------------------------------------------------------------------------
MSCI EAFE GROWTH INDEX (REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES)                                       -25.52     -25.52
--------------------------------------------------------------------------------

The after-tax returns are shown only for the Class A Shares offered by this prospectus and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1) The Fund commenced operations on 12/29/00. Performance for the benchmark is from 12/31/00.

(2)   The Fund's fiscal year end is 10/31.

INVESTOR EXPENSES FOR CLASS A AND B SHARES

Expenses of the Class A and B Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                               CLASS A SHARES     CLASS B SHARES
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)
WHEN YOU BUY SHARES, SHOWN AS
% OF THE OFFERING PRICE*                       5.75%              NONE
--------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE
(LOAD) SHOWN AS LOWER OF
ORIGINAL PURCHASE PRICE OR
REDEMPTION PROCEEDS                            NONE               5.00%
--------------------------------------------------------------------------------

* The offering price is the net asset value of the shares purchased plus any sales charge.

ANNUAL OPERATING EXPENSES (%)(EXPENSES THAT ARE DEDUCTED FROM CLASS A AND B ASSETS)

                                                CLASS A SHARES    CLASS B SHARES
--------------------------------------------------------------------------------
MANAGEMENT FEES                                 1.00              1.00
--------------------------------------------------------------------------------
DISTRIBUTION (RULE 12b-1) FEES                  0.25              0.75
--------------------------------------------------------------------------------
SHAREHOLDER SERVICES FEES                       NONE              0.25
--------------------------------------------------------------------------------
OTHER EXPENSES(1)                               3.94              3.66
--------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                        5.19              5.66
--------------------------------------------------------------------------------
FEE WAIVER AND EXPENSES(2)
REIMBURSEMENT                                  (3.19)            (3.16)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                 2.00              2.50
--------------------------------------------------------------------------------

(1) "Other Expenses" are based on the expenses incurred in the most recent fiscal year for Class A and B Shares.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total operating expenses of Class A and Class B Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 2.00% and 2.50%, respectively, of their average daily net assets through 2/28/03.

EXAMPLE This example helps you compare the cost of investing in Class A and B Shares with the cost of investing in other mutual funds. The example assumes:

-     $10,000 initial investment,

-     5% return each year, and

- net expenses for Classes A and B of 2.00% and 2.50%, respectively, through 2/28/03 and 3.00% and 3.50%, respectively, thereafter through 2/28/12.

This example is for comparison only; the actual return of Class A and B Shares and your actual cost may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES*($)              766        1,361       1,979       3,636
--------------------------------------------------------------------------------
CLASS B SHARES**($)             753        1,281       1,932       3,596***
--------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                               1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES($)              253        981         1,732       3,596***
--------------------------------------------------------------------------------

  *   Assumes sales charge is deducted when shares are purchased.
 **   Assumes applicable deferred sales charge is deducted when shares are sold.
*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

THE FUND'S MANAGEMENT AND ADMINISTRATION

The Fleming International Growth Fund is a series of Mutual Fund Group, a Massachusetts business trust. The trust is governed by the same trustees which are responsible for overseeing all business activities.

THE FUND'S INVESTMENT ADVISER

J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM(USA)) is the investment adviser for the Fund. JPMFAM (USA) is located at 522 5th Avenue, New York, NY 10036.

JPMFAM (USA) is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year, the adviser waived its entire fee.

PORTFOLIO MANAGERS

FLEMING INTERNATIONAL GROWTH FUND

James Fisher and Chee Chow are both Vice Presidents at JPMFAM London. Mr. Fisher is the Director in-charge of EAFE funds. He has worked at JPMFAM London since 1991 in numerous investment roles. Prior to joining JPMFAM London, he worked at Save & Prosper as a fund manager and manager trainee. Mr. Chow has worked at JPMFAM London since September 1992 and over this period has had roles in global asset allocation, quantitative modeling and performance analytics. Mr. Fisher has managed the fund since August 2000. Mr. Chow has managed the Fund since May 2000.

THE FUND'S ADMINISTRATOR

JPMorgan Chase Bank (Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services:

0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds complex plus 0.075% of average daily net assets over $25 billion.

The Fund has agreements with certain shareholder servicing agents (including JPMorgan Chase Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Class A and Class B Shares of the Fund held by investors serviced by the shareholder servicing agent.

The adviser and/or the distributor may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUND'S DISTRIBUTOR

J.P. Morgan Fund Distributors, Inc. (JPMFD) is the distributor for the Fund. It's a subsidiary of BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

KNOW WHICH CLASSES TO BUY

The Fund may issue multiple classes of shares. This prospectus relates to Class A and B Shares of the Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling fund shares may receive a different amount for each class.

You will need to choose a share class before making your initial investment. In making your choice, you should weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge, but higher annual fees and a contingent deferred sales charge.

ABOUT SALES CHARGES

You may pay a sales charge to buy Class A Shares, and you may pay a sales charge with respect to B Shares in the Fund. There are also ongoing charges that all investors pay as long as they own their shares.

Different charges are associated with each class of shares:

- If you choose to invest in Class A Shares, you may pay a sales charge when you invest.

- If you choose to invest in Class B Shares, you may pay a deferred sales charge. You are not required to pay a sales charge when you invest, but may be required to pay a charge when you sell your shares, depending on the length of your investment in the particular shares.

There are a number of plans and special discounts which can decrease or eliminate these charges.

This section explains how the three sales charges work.

CLASS A SHARES

The initial sales charge is deducted directly from the money you invest. As the following table shows, the sales charge decreases as your investment increases. The public offering price of Class A Shares is the net asset value plus the initial sales charge. Net asset value is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors.

TOTAL SALES CHARGE

                                                        AS % OF THE    AS %
                                                        OFFERING       OF NET
AMOUNT OF                                               PRICE          AMOUNT
INVESTMENT                                              PER SHARE      INVESTED
-------------------------------------------------------------------------------
LESS THAN $100,000                                      5.75           6.10
-------------------------------------------------------------------------------
$100,000 BUT UNDER $250,000                             3.75           3.90
-------------------------------------------------------------------------------
$250,000 BUT UNDER $500,000                             2.50           2.56
-------------------------------------------------------------------------------
$500,000 BUT UNDER $1 MILLION                           2.00           2.04
-------------------------------------------------------------------------------

There is no sales charge for investments of $1 million or more.

CLASS B SHARES

The deferred sales charge is deducted directly from your assets when you sell your shares. It is calculated as a percentage of the lower of the original purchase price or the current value of the shares. As the table shows, the deferred sales charge decreases the longer you hold the shares and disappears altogether after six years. Class B Shares automatically convert into Class A Shares at the beginning of the ninth year after you bought them.

 YEAR      DEFERRED SALES CHARGE
 1         5%
-------------------------------------------------------------
 2         4%
-------------------------------------------------------------
 3         3%
-------------------------------------------------------------
 4         3%
-------------------------------------------------------------
 5         2%
-------------------------------------------------------------
 6         1%
-------------------------------------------------------------
 7         NONE
-------------------------------------------------------------
 8         NONE
-------------------------------------------------------------

We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

GENERAL

The Fund has adopted Rule 12b-1 distribution plans under which it pays annual distribution fees of up to 0.25% of the average daily net assets attributed to Class A Shares and up to 0.75% of the average daily net assets attributed to Class B Shares, as applicable.

This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

WHICH CLASS OF SHARES IS BEST?

Your decision about which class of shares to buy depends on a number of factors, including the number of shares you're buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, you may consider buying Class B Shares.

Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated. In almost all cases, if you plan to buy $250,000 of shares or more, Class A is the most economical choice.

If you plan to buy less than $100,000 of shares, Class B will generally be the most economical choice.

You should also consider the distribution and service fees, which are lower for Class A Shares. These fees appear in the table called Annual Fund Operating Expenses for the Fund.

Your investment representative may be able to advise you about the best class of shares for you.

BUYING FUND SHARES

You can buy shares in three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your representative you want to buy shares in the Fund and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782

Or

Complete the application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC INVESTMENT PLAN

You can make regular automatic purchases of at least $100. See Shareholder Services for details.

GENERAL

Whether you choose Class A or Class B Shares, the price of the shares is based on the net asset value per share (NAV). NAV is the value of everything the Fund owns, minus everything it owes, divided by the number of shares held by investors. You will pay the public offering price, which is based on the next NAV calculated after the JPMorgan Funds Service Center accepts your instructions. The Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange (NYSE). The Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing. The JPMorgan Funds Service Center will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds.

The Fund invests in securities that are primarily listed on foreign exchanges and these exchanges may trade on Saturdays or other U.S. holidays on which the Fund does not price. As a result, the Fund's portfolio will trade and its NAV may fluctuate significantly on days when you have no access to the Fund.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the New York Stock Exchange is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price.

TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:

--------------------------------------------------------------------------------
THE JPMORGAN FUNDS SERVICE CENTER
--------------------------------------------------------------------------------
1-800-348-4782
--------------------------------------------------------------------------------

TYPE OF                    INITIAL                                   ADDITIONAL
ACCOUNT                    INVESTMENT                                INVESTMENTS
--------------------------------------------------------------------------------
REGULAR ACCOUNT            $2,500                                    $100
--------------------------------------------------------------------------------
SYSTEMATIC
INVESTMENT PLAN(1)         $1,000                                    $100
--------------------------------------------------------------------------------
IRAS                       $1,000                                    $100
--------------------------------------------------------------------------------
SEP-IRAS                   $1,000                                    $100
--------------------------------------------------------------------------------
EDUCATION IRAS             $500                                      $100
--------------------------------------------------------------------------------

(1) FOR ALTERNATIVE MINIMUM INVESTMENTS FOR SYSTEMATIC INVESTMENT PLAN ACCOUNTS, PLEASE SEE SHAREHOLDER SERVICES.

You must provide a Taxpayer Identification Number when you open an account. The Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. If you purchase your shares by uncertified check, you cannot sell your shares until 15 calendar days after such shares were purchased. If you buy through an Automated Clearing House, you cannot sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Fund. Orders by wire will be canceled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the settlement date.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays. The Fund will not issue certificates for Class A or Class B Shares.

SELLING FUND SHARES

You can sell your shares three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your representative you want to sell your shares. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. If you have changed your address of record within the previous 30 days or you sell shares of the Fund worth $25,000 or more by phone, we will send it by wire only to a bank account on our records.

Or

Send a signed letter with your instructions to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC WITHDRAWAL PLAN

You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.

GENERAL

You can sell your shares on any day that the JPMorgan Funds Service Center is accepting purchase orders. You will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order, in proper form, less any applicable sales charges. In order for you to receive that days NAV, the JPMorgan Funds Service Center must receive your request before the close of regular trading on the NYSE.

We will need the names of the registered shareholders and your account number before we can sell your shares.

Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the New York Stock Exchange, the Fund will send you the proceeds the next business day. We will not accept an order to sell shares if the

Fund hasn't collected your payment for the shares. The Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have signatures guaranteed for all registered owners or their legal representative if:

-     you want to sell shares with a net asset value of $100,000 or more, or

- you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

REDEMPTIONS-IN-KIND

The Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES

You can exchange your shares for shares of the same class of certain other JPMorgan Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your representative which Funds' shares you want to exchange. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN

You can automatically exchange shares from one JPMorgan account to another of the same class. See Shareholder Services for details.

GENERAL

If you exchange Class B Shares of a Fund for Class B Shares of another JPMorgan Fund you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the Fund you want to buy before making an exchange. You will need to meet any minimum investment requirements.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

OTHER INFORMATION CONCERNING THE FUND

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

You may write to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

DISTRIBUTIONS AND TAXES

The Fund can earn income and it can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund declares and pays any net investment income and net capital gain at least semi-annually. You have three options for your distributions. You may:

-     reinvest all of them in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Investment income received by the Fund from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of the Fund's assets at the close of its taxable year will be in securities of foreign corporations, the Fund may elect to "pass through" to its shareholders the foreign taxes that it paid.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

SHAREHOLDER SERVICES

SYSTEMATIC INVESTMENT PLAN

If you make an initial investment of at least $1000, you can regularly invest $100 or more on a monthly, quarterly or semi-annual basis. You may also choose to make a lower initial investment of $250 which requires additional monthly systematic investments of $200. The money is automatically deducted from your checking or savings account. For further information please refer to the How Your Account Works section of this prospectus.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC WITHDRAWAL PLAN

You can make regular withdrawals of $50 or more. You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 (or $20,000 for Class B accounts) to start the plan. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC EXCHANGE

You can transfer assets automatically from one JPMorgan Fund account to another on a regular basis. It is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same fund. Call 1-800-348-4782 for complete instructions.

FREE EXCHANGE PRIVILEGE

You can exchange shares between JPMorgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE

You can buy back Class A Shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale. If you sell Class B Shares on which you have paid a deferred sales charge, you can use the proceeds to buy Class A Shares without a sales charge. You must buy the Class A Shares within 90 days of selling the Class B Shares.

RISK AND REWARD ELEMENTS FOR THE FUND

This table identifies the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.

------------------------------------------------------------------------------------------------------------------------------------
POTENTIAL RISKS                              POTENTIAL REWARDS                            POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN AND OTHER MARKET CONDITIONS
-  The Fund's share price and                -  Stocks have generally outperformed        -  Under normal circumstances the Fund
   performance will fluctuate in                more stable investments (such as             plans to remain fully invested, with
   response to stock market movements           bonds and cash equivalents) over the         at least 65% in stocks; stock
-  The Fund could lose money because of         long term                                    investments may include convertible
   foreign government actions, political     -  Foreign investments, which represent         securities, preferred stocks,
   instability, or lack of adequate             a major portion of the world's               depositary receipts (such as ADRs and
   and/or accurate information                  securities, offer attractive                 EDRs), trust or partnership
-  Investment risks tend to be higher in        potential performance and                    interests, warrants, rights, and
   emerging markets. These markets als-         opportunities for diversification            investment company securities
   present higher liquidity and              -  Emerging markets can offer higher         -  The Fund seeks to limit risk and
   valuation risks                              returns                                      enhance performance through active
-  Adverse market conditions may from                                                        management, country allocation and
   time to time cause the Fund to take                                                       diversification
   temporary defensive positions that                                                     -  During severe market downturns, the
   are inconsistent with its principal                                                       Fund has the option of investing up
   investment strategies and may hinder                                                      to 100% of assets in high quality
   the Fund from achieving its                                                               short-term instruents
   investment objective

------------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT CHOICES

-  The Fund could underperform its           -  The Fund could outperform its             -  The adviser focuses its active
   benchmark due to its securities              benchmark due to these same choices          management on securities selection,
   choices and other management                                                              the area where it believes its
   decisions                                                                                 commitment to research can most
                                                                                             enhance returns

------------------------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCIES

-  Currency exchange rate movements          -  Favorable exchange rate movements         -  Except as noted earlier in this
   could reduce gains or create losses          could generate gains or reduce losses        prospectus, the Fund manages the
-  Currency risks tend to be higher in                                                       currency exposure of its foreign
   emerging markets; these markets als-                                                      investments relative to its benchmark
   present higher liquidity and                                                              and may hedge a portion of its
   valuation risks                                                                           foreign currency exposure into the
                                                                                             U.S. dollar from time to time (see
                                                                                             also "Derivatives")

------------------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

-  When the Fund buys securities before      -  The Fund can take advantage of            -  The Fund segregates liquid assets to
   issue or for delayed delivery, it            attractive transaction opportunities         offset leverage risk
   could be exposed to leverage risk if
   it does not segregate liquid assets

------------------------------------------------------------------------------------------------------------------------------------
POTENTIAL RISKS                              POTENTIAL REWARDS                            POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES

-  Derivatives such as futures, options,     -  Hedges that correlate well with           -  The Fund uses derivatives, such as
   swaps, and forward foreign currency          underlying positions can reduce or           futures, options, swaps, and forward
   contracts(1) that are used for               eliminate losses at low cost                 foreign currency contracts, for
   hedging the portfolio or specific         -  The Fund could make money and protect        hedging and for risk management
   securities may not fully offset the          against losses if the investment             (i.e., to establish or adjust
   underlying positions and this could          analysis proves correct                      exposure to particular securities,
   result in losses to the Fund that         -  Derivatives that involve leverage            markets or currencies); risk
   would not have otherwise occurred            could generate substantial gains at          management may include management of
-  Derivatives used for risk management         low cost                                     the Fund's exposure relative to its
   or to increase the Fund's gain may                                                        benchmark. The Fund may also use
   not have the intended effects and may                                                     derivatives to increase its gain.
   result in losses or missed                                                             -  The Fund only establishes hedges that
   opportunities                                                                             it expects will be highly correlated
-  The counterparty to a derivatives                                                         with underlying positions
   contract could default                                                                 -  While the Fund may use derivatives
-  Derivatives that involve leverage                                                         that incidentally involve leverage,
   could magnify losses                                                                      it does not use them for the specific
-  Certain types of derivatives involve                                                      purpose of leveraging its portfolio
   costs to the Fund which can reduce
   returns
-  Derivatives may, for tax purposes,
   affect the character of gain and loss
   realized by the Fund, accelerate
   recognition of income to the Fund,
   affect the holding period of the
   Fund's assets and defer recognition
   of certain of the Fund's losses.

------------------------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING

-  When the Fund lends a security, there     -  The Fund may enhance income through       -  The adviser maintains a list of
   is a risk that the loaned securities         the investment of the collateral             approved borrowers
   may not be returned if the borrower          received from the borrower                -  The Fund receives collateral equal to
   or the lending agent defaults                                                             at least 100% of the current value of
-  The collateral will be subject to the                                                     securities loaned plus accrued interest
   risks of the securities in which it                                                    -  The lending agents indemnify the Fund
   is invested                                                                               against borrower default
                                                                                          -  The adviser's collateral investment
                                                                                             guidelines limit the quality and
                                                                                             duration of collateral investment to
                                                                                             minimize losses
                                                                                          -  Upon recall, the borrower must return
                                                                                             the securities loaned within the
                                                                                             normal settlement period

------------------------------------------------------------------------------------------------------------------------------------
ILLIQUID HOLDINGS

-  The Fund could have difficulty            -  These holdings may offer more             -  The Fund may not invest more than 15%
   valuing these holdings precisely             attractive yields or potential growth        of net assets in illiquid holdings
-  The Fund could be unable to sell             than comparable widely traded             -  To maintain adequate liquidity to
   these holdings at the time or price          securities                                   meet redemptions, the Fund may hold
   it desires                                                                                high quality short-term instruments
                                                                                             (including repurchase agreements and
                                                                                             reverse repurchase agreements) and, for
                                                                                             temporary or extraordinary purposes,
                                                                                             may borrow from banks up to 33 1/3% of
                                                                                             the value of its total assets


------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM TRADING

-  Increased trading could raise the         -  The Fund could realize gains in a         -  The Fund generally avoids short-term
   Fund's brokerage and related costs           short period of time                         trading, except to take advantage of
-  Increased short-term capital gains        -  The Fund could protect against losses        attractive or unexpected
   distributions could raise                    if a stock is overvalued and its             opportunities or to meet demands
   shareholders' income tax liability           value later falls                            generated by shareholder activity
                                                                                          -  The Fund's portfolio turnover rate
                                                                                             for the most recent fiscal year was
                                                                                             35% (for the period 12/29/00 through
                                                                                             10/31/01)

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers, LLP, whose reports, along with the Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

JPMorgan FLEMING INTERNATIONAL GROWTH FUND(1)

                                                                                   CLASS A        CLASS B
                                                                                -----------     -----------
                                                                                12/29/00(2)     12/29/00(2)
                                                                                    Through        Through
                                                                                   10/31/01       10/31/01
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                              $   10.00      $   10.00
----------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                                            (0.01)         (0.04)
     Net gains or losses in securities (both realized and unrealized)                 (2.76)         (2.77)
                                                                                  ---------      ---------
     Total from investment operations                                                 (2.77)         (2.81)

   Distributions to shareholders from:
     Dividends from net investment income                                              0.01             --
     Distributions from capital gains                                                    --             --
                                                                                  ---------      ---------
     Total dividends and distributions                                                 0.01             --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                    $    7.22      $    7.19
----------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)                                                                     (27.68%)       (28.10%)
==========================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                                           $   2,922      $     719
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
----------------------------------------------------------------------------------------------------------
   Expenses(4)                                                                        2.00%          2.50%
----------------------------------------------------------------------------------------------------------
   Net investment income(4)                                                          (0.11%)        (0.51%)
----------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and earnings credits(4)                   5.19%          5.66%
----------------------------------------------------------------------------------------------------------
   Net investment income without waivers, reimbursements and earnings credits(4)     (3.30%)        (3.67%)
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                 35%            35%
----------------------------------------------------------------------------------------------------------

(1)   Formerly Chase Vista International Growth Fund.
(2)   Commencement of operations.
(3) Total return figures do not include the effect of any front-end or deferred sales load.
(4)   Short periods have been annualized.

                      This page intentionally left blank.

HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC
Washington, DC 20549-0102.
1-202-942-8090
E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the SEC's website at http://www.sec.gov.

                        JPMorgan Funds Fulfillment Center
                                393 Manley Street
                        West Bridgewater, MA 02379-1039

             The Fund's Investment Company Act File No. is 811-5151
         (C) J.P. Morgan Chase & Co. All Rights Reserved. February 2002

                                                                    PR-FIG-302X

                          PROSPECTUS FEBRUARY 28, 2002

JPMORGAN INCOME FUNDS
CLASS A, CLASS B AND CLASS C SHARES

BOND FUND (CLASS A AND CLASS B)

BOND FUND II (CLASS A AND CLASS B)

GLOBAL STRATEGIC INCOME FUND (CLASS A AND CLASS B)

INTERMEDIATE BOND FUND (CLASS A)

SHORT TERM BOND FUND (CLASS A)

STRATEGIC INCOME FUND

U.S. TREASURY INCOME FUND (CLASS A AND CLASS B)

                                               THE SECURITIES AND EXCHANGE
                                               COMMISSION HAS NOT APPROVED OR
                                               DISAPPROVED OF THESE SECURITIES
                                               OR DETERMINED IF THIS PROSPECTUS
                                               IS TRUTHFUL OR COMPLETE. ANY
                                               REPRESENTATION TO THE CONTRARY IS
                                               A CRIMINAL OFFENSE.

                                               [JPMORGAN FLEMING ASSET
                                                MANAGEMENT LOGO]

CONTENTS

Bond Fund                                                   1
Bond Fund II                                                8
Global Strategic Income Fund                               16
Intermediate Bond Fund                                     23
Short Term Bond Fund                                       30
Strategic Income Fund                                      37
U.S. Treasury Income Fund                                  44
Funds' Management and Administration                       50
How Your Account Works                                     52
  Know Which Classes to Buy                                52
  About Sales Charges                                      52
  Buying Fund Shares                                       54
  Selling Fund Shares                                      55
  Exchanging Fund Shares                                   56
  Other Information Concerning the Fund                    57
  Distributions and Taxes                                  57
Shareholder Services                                       59
Investments                                                60
Risk and Reward Elements                                   62
Financial Highlights                                       65
How To Reach Us                                    Back cover

   JPMORGAN BOND FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 60-64.

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments, including U.S. government and agency securities, corporate bonds, private placements, asset-backed and mortgage-backed securities, that it believes have the potential to provide a high total return over time. "Assets" means net assets plus the amount of borrowings for investment purposes. These securities may be of any maturity, but under normal market conditions the management team will keep the Fund's duration within one year of that of the Salomon Smith Barney Broad Investment Grade Bond Index (currently about five years).

Up to 25% of assets may be invested in foreign securities, including debt securities denominated in foreign currencies of developed countries. The Fund typically hedges its non-dollar investments back to the U.S. dollar. At least 75% of assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody's Investors Service, Inc. (Moody's), Standard &Poor's Corporation (S&P) or Fitch Investor Service Inc. (Fitch), or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality, including at least 65% A or better. No more than 25% of assets may be invested in securities rated B or BB (junk bonds).

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes and in variable rate securities, whose interest rates are changed periodically.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various investments and for risk management. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

     INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY
     THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process. Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

If the interest rate on floating rate or variable rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

The Fund may use future contracts and other derivatives to help manage duration, yield curve exposures, and credit and spread volatility.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
- WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
- REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Salomon Smith Barney Broad Investment Grade Bond Index and the Lipper Intermediate Investment Grade Debt Funds Index, widely recognized market benchmarks.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load and the performance figures in the table for Class B Shares reflect the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART OF YEAR-BY-YEAR RETURNS*, (1)]

1992            6.53%
1993            9.87%
1994           -2.97%
1995           18.17%
1996            3.13
1997            9.13%
1998            7.36%
1999           -0.73%
2000           10.62%
2001            7.19%

 BEST QUARTER                6.25%
----------------------------------
                 2nd quarter, 1995
----------------------------------
 WORST QUARTER              -2.39%
----------------------------------
                 1st quarter, 1994

* PRIOR TO A MERGER EFFECTIVE 9/7/01, THE FUND OPERATED IN A MASTER-FEEDER STRUCTURE. THE FUND'S PERFORMANCE FOR THE PERIOD BEFORE CLASS A AND CLASS B SHARES WERE LAUNCHED ON 9/10/01 IS BASED ON THE PERFORMANCE OF A FORMER FEEDER THAT WAS MERGED OUT OF EXISTENCE (WHOSE INVESTMENT PROGRAM WAS IDENTICAL TO AND WHOSE EXPENSES WERE MOST SIMILAR TO THOSE OF THE CLASS A AND B SHARES) FROM 7/12/93 TO 9/10/01. RETURNS FOR THE PERIOD 1/1/92 THROUGH 7/12/93 REFLECT PERFORMANCE OF THE PIERPONT BOND FUND, THE FUND'S PREDECESSOR. DURING THESE PERIODS, THE ACTUAL RETURNS OF CLASS A AND CLASS B SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS A AND B SHARES HAVE HIGHER EXPENSES THAN THE ABOVE REFERENCED FEEDER AND PREDECESSOR.

(1)  THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2001*

                                              PAST 1 YEAR   PAST 5 YEARS  PAST 10 YEARS
--------------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN BEFORE TAXES           2.37          5.67         6.18
--------------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN AFTER TAXES ON
 DISTRIBUTIONS                                   0.07          3.10         3.50
--------------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN AFTER TAXES ON
 DISTRIBUTIONS AND SALE OF FUND SHARES           1.53          3.24         3.60
--------------------------------------------------------------------------------------------
 CLASS B SHARES -- RETURN BEFORE TAXES           2.11          6.29         6.65
--------------------------------------------------------------------------------------------
 SALOMON SMITH BARNEY BROAD INVESTMENT
 GRADE BOND INDEX (REFLECTS NO DEDUCTION
 FOR FEES, EXPENSES OR TAXES)                    8.52          7.44         7.28
--------------------------------------------------------------------------------------------
 LIPPER INTERMEDIATE INVESTMENT GRADE
 DEBT FUNDS INDEX (REFLECTS NO DEDUCTION
 FOR TAXES)                                      8.22          6.82         6.76
--------------------------------------------------------------------------------------------

The after-tax returns are shown for only the Class A Shares, and not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*  SEE FOOTNOTE ON PREVIOUS PAGE.

ESTIMATED INVESTOR EXPENSES FOR CLASS A AND CLASS B SHARES
The estimated investor expenses of Class A and Class B Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

                                     CLASS A SHARES            CLASS B SHARES
-------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF THE
OFFERING PRICE*                      4.50%                     NONE
-------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS
LOWER OF ORIGINAL
PURCHASE PRICE OR
REDEMPTION PROCEEDS                  NONE                      5.00%
-------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A AND CLASS B ASSETS)

                           CLASS A SHARES            CLASS B SHARES
-------------------------------------------------------------------------------
MANAGEMENT FEES            0.30                      0.30
DISTRIBUTION
(RULE 12b-1) FEES          0.25                      0.75
SHAREHOLDER SERVICE FEES   0.25                      0.25
OTHER EXPENSES(1)          0.47                      0.47
-------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES   1.27                      1.77
FEE WAIVER AND EXPENSE
REIMBURSEMENT(2)          (0.52)                    (0.27)
-------------------------------------------------------------------------------
NET EXPENSES(2)            0.75                      1.50
-------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A AND CLASS B SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.75% AND 1.50%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS THROUGH 12/31/03.

EXAMPLE The example below is intended to help you compare the cost of investing in Class A and Class B Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 12/31/03 and total operating expenses thereafter.

The example is for comparison only; the actual returns of Class A and Class B Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

                                1 YEAR      3 YEARS       5 YEARS       10 YEARS
----------------------------------------------------------------------------------
 CLASS A SHARES* ($)            523         743           1,026         1,833
----------------------------------------------------------------------------------
 CLASS B SHARES** ($)           653         808           1,112         1,910***
----------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:

                                1 YEAR      3 YEARS       5 YEARS       10 YEARS
----------------------------------------------------------------------------------
 CLASS B SHARES ($)             153         508           912           1,910***
----------------------------------------------------------------------------------

  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
 ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JPMORGAN BOND FUND II

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 60-64.

THE FUND'S OBJECTIVE
The Fund seeks to provide as high a level of income as is consistent with reasonable risk.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments. "Assets" means net assets plus the amount of borrowings for investment purposes. The Fund invests primarily in investment grade corporate bonds as well as other debt securities. Under normal market conditions, the Fund will invest at least 65% of its total assets in debt securities with at least an "A" rating or the equivalent from Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Investor's Service Inc. (Fitch) or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality.

The Fund may make substantial investments in foreign debt securities, including securities of issuers in emerging markets, as long as they meet the Fund's credit quality standards.

The Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain. Derivatives may also be used as substitutes for securities in which the Fund can invest.

To temporarily defend its assets, the Fund may put any amount of its assets in high-quality money market instruments and repurchase agreements.

There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio. The adviser will change the actual maturities according to changes in the market.

The Fund may change any of these investment policies (except for its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

The Fund's mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

The value of interest-only and principal-only mortgage backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund's performance will depend on the credit quality of its investments. Securities which are rated Baa3 by Moody's or BBB- by S&P may have fewer protective provisions and are generally more risky than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

Because the interest rate changes on floating and variable rate securities, the Fund's yield may decline and it may lose the opportunity for capital appreciation when interest rates decline.

Dollar rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

If the Fund departs from its investment policies during temporary defensive periods, it may not achieve its investment objective.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
- WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
- REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Select Class Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Lehman Aggregate Bond Index and the Lipper Corporate Debt A-Rated Funds Index, widely recognized market benchmarks.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load, which is assessed on Class A Shares or the contingent deferred sales load which is assessed on Class B Shares. If the loads were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load and the performance figures in the table for Class B Shares reflect the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART OF YEAR-BY-YEAR RETURNS*, (1)]

1992          6.46%
1993         11.40%
1994         -3.83%
1995         18.51%
1996          3.20%
1997          8.81%
1998          7.94%
1999         -1.05%
2000         10.08%
2001          7.53%

 BEST QUARTER                           5.86%
---------------------------------------------
                           2nd quarter, 1995
---------------------------------------------
 WORST QUARTER                         -2.76%
---------------------------------------------
                           1st quarter, 1994

* THE FUND'S PERFORMANCE IN THE TABLE FOR THE PERIOD CLASSES A AND B WERE LAUNCHED ON 3/2/01 AND THE FUND'S PERFORMANCE IN THE BAR CHART ARE BASED ON THE PERFORMANCE OF SELECT CLASS SHARES OF THE FUND. DURING THIS PERIOD, THE ACTUAL RETURNS OF CLASS A AND CLASS B SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS A AND CLASS B SHARES HAVE HIGHER EXPENSES THAN SELECT CLASS SHARES. ON 1/1/97, THE FUND RECEIVED THE ASSETS OF THREE COMMON TRUST FUNDS WHICH HAD BEEN MAINTAINED BY A PREDECESSOR OF JPMORGAN CHASE BANK. THE PERFORMANCE OF THE FUND'S SELECT CLASS SHARES BEFORE THAT DATE IS BASED ON THE HISTORICAL PERFORMANCE OF ONE OF THE COMMON TRUST FUNDS WHOSE ASSETS WERE TRANSFERRED TO THE FUND. THE HISTORICAL PERFORMANCE OF SHARES OF THE PREDECESSOR COMMON TRUST FUND HAS BEEN ADJUSTED TO REFLECT THE FUND'S
    SELECT CLASS SHARES EXPENSE LEVELS (ABSENT REIMBURSEMENTS) THAT WERE IN PLACE AT THE TIME THE FUND RECEIVED THE COMMON TRUST FUND ASSETS.
(1) THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2001*

                                            PAST 1 YEAR   PAST 5 YEARS  PAST 10 YEARS
--------------------------------------------------------------------------------------
CLASS A SHARES -- RETURN BEFORE TAXES           2.66          5.60          6.24
--------------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS                                   0.64          2.93          N/A(1)
--------------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE OF FUND SHARES           1.59          3.12          N/A(1)
--------------------------------------------------------------------------------------
CLASS B SHARES -- RETURN BEFORE TAXES           1.70          6.11          6.65
--------------------------------------------------------------------------------------
LEHMAN AGGREGATE BOND INDEX
(REFLECTS NO DEDUCTION FOR FEES,
EXPENSES OR TAXES)                              8.42          7.43          7.23
--------------------------------------------------------------------------------------
LIPPER CORPORATE DEBT A-RATED FUNDS
INDEX (REFLECTS NO DEDUCTION FOR TAXES)         7.79          6.50          6.80
--------------------------------------------------------------------------------------

The after-tax returns are shown for only the Class A Shares, and not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

 *  SEE FOOTNOTE ON PREVIOUS PAGE.
(1) AFTER-TAX RETURNS HAVE NOT BEEN CALCULATED FOR THE PERIODS PRIOR TO 1/1/97, DUE TO DIFFERENT TAX AND DISTRIBUTION REQUIREMENTS OF THE PREDECESSOR COMMON TRUST FUND.

INVESTOR EXPENSES FOR CLASS A AND CLASS B SHARES
The expenses of Class A and Class B Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

                                                 CLASS A            CLASS B
                                                 SHARES             SHARES
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF THE OFFERING PRICE*        4.50%              NONE
--------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN
AS LOWER OF ORIGINAL PURCHASE PRICE OR
REDEMPTION PROCEEDS                              NONE               5.00%
--------------------------------------------------------------------------------

*THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY
 SALES CHARGE.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A AND CLASS B ASSETS)

                                                    CLASS A     CLASS B
--------------------------------------------------------------------------------
MANAGEMENT FEES                                     0.30        0.30
DISTRIBUTION (RULE 12b-1) FEES                      0.25        0.75
SHAREHOLDER SERVICE FEES                            0.25        0.25
OTHER EXPENSES(1)                                   0.45        0.45
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                     1.25        1.75
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)          (0.50)      (0.25)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                     0.75        1.50
--------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL PERIOD.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE CLASS A AND CLASS B SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.75% AND 1.50%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS THROUGH 12/31/03.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Class A and Class B Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,
- 5% return each year, and
- net expenses through 12/31/03 and total annual operating expenses thereafter.

The example is for comparison only; the actual returns of the Class A and Class B Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------------------
CLASS A SHARES* ($)             523        740         1,019       1,814
--------------------------------------------------------------------------------
CLASS B SHARES** ($)            653        806         1,105       1,891***
--------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 CLASS B SHARES ($)             153        506         905         1,891***
--------------------------------------------------------------------------------

  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
 ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JPMORGAN GLOBAL STRATEGIC INCOME FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 60-64.

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of fixed income securities of foreign and domestic issuers.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests in a wide range of debt securities from the U.S. and other markets, both developed and emerging. Issuers may include governments, corporations, financial institutions, and supranational organizations that the Fund believes have the potential to provide a high total return over time.

At least 40% of total assets must be invested in securities that, at the time of purchase, are rated investment grade or better by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P) Fitch Investor's Services, Inc. (Fitch) or the equivalent by another national rating organization, or in securities which are unrated but are deemed by the adviser to be of comparable quality.

The balance of assets must be invested in securities rated B or higher at the time of purchase (or the unrated equivalent), except that the Fund's emerging market component has no minimum quality rating and may invest without limit in securities that are in the lowest rating categories (or the unrated equivalent). Securites rated below investment grade are sometimes called junk bonds.

The adviser uses the following model sector allocation as a basis for its sector allocation, although the actual allocations are adjusted periodically within the indicated ranges.

-    12% international non-dollar
     (range 0-25%)

-    35% public/private mortgages
     (range 20-45%)

-    15% public/private corporates
     (range 5-25%)

-    15% emerging markets
     (range 0-25%)

-    23% high yield corporates
     (range 13-33%)

Within each sector, a dedicated team handles securities selection. The Fund typically hedges its non-dollar investments in developed countries back to the U.S. dollar.

The Fund may invest in floating rate securities whose interest rate adjusts automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may also invest in high-quality, short-term money market instruments and derivatives, which are investments that have a value based on another investment exchange rate or index.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM),the adviser, employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

     INVESTMENTS IN THE FUND ARE NOT BANK
     DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
     OR ENDORSED BY, ANY BANK AND ARE NOT
     INSURED OR GUARANTEED BY THE FDIC, THE
     FEDERAL RESERVE BOARD OR ANY OTHER
     GOVERNMENT AGENCY. YOU COULD LOSE
     MONEY IF YOU SELL WHEN THE FUND'S SHARE
     PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

Because of credit and foreign and emerging market investment risks, the Fund's performance is likely to be more volatile than that of most fixed income funds.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

If the interest rate on floating rate or variable rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Because the Fund seeks higher returns by investing in junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. Investors should be prepared for risks that exceed those of more traditional bond funds.

The Fund may use future contracts and other derivatives to help manage duration, yield curve exposures, and credit and spread volatility. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
-    WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF A TYPICAL INTERMEDIATE BOND FUND
-    WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS
-    WANT TO ADD A NON-U.S. INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO.

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
-    ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
-    HAVE A SHORT-TERM INVESTMENT HORIZON
-    ARE ADVERSE TO BELOW INVESTMENT GRADE SECURITIES
-    REQUIRE STABILITY OF PRINCIPAL
-    ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the Lehman Brothers Aggregate Bond Index and the Lipper Multi Sector Income Funds Index, widely recognized market benchmarks.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load and the performance figures in the table for Class B Shares reflect the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

[CHART OF YEAR-BY-YEAR RETURNS*, (1)]

1998           2.31%
1999           2.08%
2000           7.55%
2001           2.60%

---------------------------------------------
BEST QUARTER                           3.04%
---------------------------------------------
                          1st quarter, 1998
---------------------------------------------
WORST QUARTER                        -2.01%
---------------------------------------------
                          3rd quarter, 2001

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

* PRIOR TO A MERGER EFFECTIVE 9/7/01, THE FUND OPERATED IN A MASTER-FEEDER STRUCTURE. THE FUND'S PERFORMANCE FOR THE PERIOD BEFORE CLASS A AND CLASS B SHARES WERE LAUNCHED ON 9/10/01 IS BASED ON THE PERFORMANCE OF A FORMER FEEDER THAT WAS MERGED OUT OF EXISTENCE (WHOSE INVESTMENT PROGRAM WAS IDENTICAL TO AND WHOSE EXPENSES WERE MOST SIMILAR TO THOSE OF THE CLASS A SHARES) FROM 3/17/97 TO 9/10/01. DURING THIS PERIOD, THE ACTUAL RETURNS OF AND B CLASS A AND CLASS B SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS A AND B SHARES HAVE HIGHER EXPENSES THAN THE ABOVE REFERENCED FEEDER.
(1) THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2001*, (1)

                                                 PAST 1 YEAR     LIFE OF FUND
--------------------------------------------------------------------------------
CLASS A SHARES-- RETURN BEFORE TAXES                   -2.03            3.74
--------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS                                          -4.78            0.87
--------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE OF FUND SHARES                  -1.25            1.55
--------------------------------------------------------------------------------
CLASS B SHARES-- RETURN BEFORE TAXES                   -3.65            4.11
--------------------------------------------------------------------------------
LEHMAN AGGREGATE BOND INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES
OR TAXES)                                               8.42            7.96
--------------------------------------------------------------------------------
LIPPER MULTI SECTOR INCOME FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)                       3.37            2.92
--------------------------------------------------------------------------------

The after-tax returns are shown for only the Class A Shares, not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

 *   SEE FOOTNOTE ON PREVIOUS PAGE.
(1) THE FUND COMMENCED OPERATIONS ON 3/17/97. PERFOMANCE FOR THE BENCHMARKS IS AS OF 3/31/97.

ESTIMATED INVESTOR EXPENSES FOR CLASS A AND B SHARES
The estimated investor expenses of Class A and Class B Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

                                            CLASS A SHARES       CLASS B SHARES
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY
SHARES, SHOW AS % OF THE OFFERING PRICE*    4.50%                NONE
--------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN
AS LOWER OF ORIGINAL PURCHASE PRICE OR
REDEMPTION PROCEEDS                         NONE                 5.00%
--------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A AND CLASS B ASSETS)

                                            CLASS A SHARES       CLASS B SHARES
--------------------------------------------------------------------------------
MANAGEMENT FEES                             0.45                 0.45
DISTRIBUTION (RULE 12b-1) FEES              0.25                 0.75
SHAREHOLDER SERVICE FEES                    0.25                 0.25
OTHER EXPENSES(1)                           2.01                 2.01
------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                    2.96                 3.46
FEE WAIVER AND EXPENSE
REIMBURSEMENT(2)                           (1.71)               (1.71)
------------------------------------------------------------------------------
NET EXPENSES(2)                             1.25                 1.75
--------------------------------------------------------------------------------

(1)  "OTHER  EXPENSES"  ARE BASED ON ESTIMATED  EXPENSES FOR THE CURRENT  FISCAL
     YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A AND B SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.25% AND 1.75%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS THROUGH 12/31/03.

EXAMPLE The example below is intended to help you compare the cost of investing in Class A and B Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 12/31/03 and total operating expenses thereafter.

The example is for comparison only; the actual returns of Class A and B Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES* ($)             572        1,033       1,666        3,362
--------------------------------------------------------------------------------
CLASS B SHARES** ($)            678        1,062       1,721        3,407***
--------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES ($)              178        762         1,521       3,407***
--------------------------------------------------------------------------------

  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
 ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JPMORGAN INTERMEDIATE BOND FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 60-64.

THE FUND'S OBJECTIVE
The Fund seeks as high a level of income as possible as is consistent with reasonable risk.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal market conditions, the Fund will invest at least 80% of the value of its Assets in debt investments. "Assets" means net assets plus the amount of borrowings for investment purposes.

The Fund primarily invests in a broad range of debt securities rated as investment grade or higher by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P) or Fitch, Inc. (Fitch), or the equivalent by another national rating organization, or unrated securities deemed by the adviser to be of comparable quality. These include debt securities issued by the U.S. government and its agencies and authorities, investment-grade corporate bonds and other fixed income securities.

The Fund's dollar-weighted average maturity is between three and ten years.

The Fund may make substantial investments in foreign debt securities, including securities of issuers in developing countries, as long as they meet the Fund's credit quality standards.

The Fund may invest in floating rate securities, the interest rates of which adjust automatically whenever a specified interest rate changes, and in variable rate securities, the interest rates of which are changed periodically.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain. Derivatives may also be used as substitutes for securities in which the Fund can invest.

To temporarily defend its assets, the Fund may put any amount of its assets in high quality money market instruments and repurchase agreements.

The Fund may change any of these investment policies (except for its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

     INVESTMENTS IN THE FUND ARE NOT BANK
     DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
     OR ENDORSED BY ANY BANK AND ARE NOT
     INSURED OR GUARANTEED BY THE FDIC, THE
     FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT
     AGENCY. YOU COULD LOSE MONEY
     IF YOU SELL WHEN THE FUND'S SHARE PRICE IS
     LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process. Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

The Fund's mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

To the extent the Fund invests in foreign securities it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund's performance will depend on the credit quality of its investments. Securities which are rated Baa3 by Moody's or BBB- by S&P may have fewer protective provisions and are generally riskier than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

Because the interest rate changes on floating and variable rate securities, the Fund's yield may decline and it may lose the opportunity for capital appreciation when interest rates decline.

Dollar rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

If the Fund departs from its investment policies during temporary defensive periods, it may not achieve its investment objective.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
- WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- ARE  INVESTING  FOR  AGGRESSIVE  LONG-TERM  GROWTH
- REQUIRE  STABILITY  OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Select Class Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Lehman Aggregate Bond Index and the Lipper Intermediate Investment Grade Debt Funds Index, widely recognized market benchmarks.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures in the table would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART OF YEAR-BY-YEAR RETURNS*, (1)]

1992           6.38%
1993          10.41%
1994          -5.37%
1995          18.39%
1996           1.92%
1997           7.93%
1998           7.22%
1999          -0.32%
2000          10.22%
2001           7.84%

---------------------------------------
BEST QUARTER                    6.32%
---------------------------------------
                    2nd quarter, 1995
---------------------------------------
WORST QUARTER                  -3.78%
---------------------------------------
                    1st quarter, 1994

* THE FUND'S PERFORMANCE IN THE TABLE FOR THE PERIOD BEFORE CLASS A SHARES WERE LAUNCHED ON 2/16/01, AND THE FUND'S PERFORMANCE IN THE BAR CHART ARE BASED ON THE PERFORMANCE OF SELECT CLASS SHARES OF THE FUND. DURING THESE PERIODS, THE ACTUAL RETURNS OF CLASS A SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS A SHARES HAVE HIGHER EXPENSES THAN SELECT CLASS SHARES. ON 1/1/97, THE FUND RECEIVED THE ASSETS OF A COMMON TRUST FUND WHICH HAD BEEN MAINTAINED BY A PREDECESSOR OF JPMORGAN CHASE BANK. THE PERFORMANCE
     OF THE FUND'S SELECT CLASS SHARES BEFORE THAT DATE IS BASED ON THE HISTORICAL PERFORMANCE OF THAT COMMON TRUST FUND. THE HISTORICAL PERFORMANCE OF SHARES OF THE PREDECESSOR COMMON TRUST FUND HAS BEEN ADJUSTED TO REFLECT THE FUND'S SELECT CLASS SHARES EXPENSE LEVELS (ABSENT REIMBURSEMENTS) THAT WERE IN PLACE AT THE TIME THE FUND RECEIVED THE
     COMMON TRUST FUND ASSETS.
(1)  THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2001*

                                             PAST 1 YEAR    PAST 5 YEARS PAST 10 YEARS
----------------------------------------------------------------------------------------
CLASS A SHARES-- RETURN BEFORE TAXES            2.85         5.51         5.78
----------------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS                                   0.88         3.03         N/A(1)
----------------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES ON

DISTRIBUTIONS AND SALE OF FUND SHARES           1.70         3.14         N/A(1)
-----------------------------------------------------------------------------------------
LEHMAN AGGREGATE BOND INDEX (REFLECTS NO
DEDUCTION FOR FEES, EXPENSES OR TAXES)          8.42         7.43         7.23
-----------------------------------------------------------------------------------------
LIPPER INTERMEDIATE INVESTMENT GRADE DEBT
FUNDS INDEX (REFLECTS NO DEDUCTION FOR TAXES)   8.22         6.82         6.76
-----------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    SEE FOOTNOTE ON PREVIOUS PAGE.

(1) AFTER-TAX RETURNS HAVE NOT BEEN CALCULATED FOR THE PERIODS PRIOR TO 1/1/97, DUE TO DIFFERENT TAX AND DISTRIBUTION REQUIREMENTS OF THE PREDECESSOR COMMON TRUST FUND.

INVESTOR EXPENSES FOR CLASS A SHARES

The expenses of the Class A Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                           MAXIMUM SALES CHARGE     MAXIMUM DEFERRED SALES
                           (LOAD) WHEN YOU BUY      CHARGE (LOAD) SHOWN AS
                           SHARES, SHOWN AS % OF    LOWER OF ORIGINAL PURCHASE
                           THE OFFERING PRICE(*)    PRICE OR REDEMPTION PROCEEDS
--------------------------------------------------------------------------------
CLASS A SHARES             4.50%                    NONE
--------------------------------------------------------------------------------

*THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A ASSETS)

MANAGEMENT FEES                                                      0.30
DISTRIBUTION (RULE 12b-1) FEES                                       0.25
SHAREHOLDER SERVICE FEES                                             0.25
OTHER EXPENSES(1)                                                    0.63
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                      1.43
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                           (0.53)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                      0.90
--------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE CLASS A SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.90% OF THEIR AVERAGE DAILY NET ASSETS THROUGH 12/31/03.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Class A Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year,  and

-  net expenses through 12/31/03 and total annual operating expenses thereafter.

The example is for comparison only; the actual returns of the Class A Shares and your actual costs may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST* ($)
(WITH OR WITHOUT REDEMPTION)    538        789         1,106       2,004
--------------------------------------------------------------------------------

* ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

JPMORGAN SHORT TERM BOND FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 60-64.

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return, consistent with low volatility of principal.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments. "Assets" means net assets plus the amount of borrowings for investment purposes. These investments can include U.S. government and agency securities, domestic and foreign corporate bonds, private placements, asset-backed and mortgage-related securities, and money market instruments, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the Fund's duration will range between one and three years, similar to that of the Merrill Lynch 1-3 Year Treasury Index. The dollar weighted average maturity of the Fund's portfolio will not exceed three years.

The Fund may make substantial investments in foreign debt securities, including 20% in debt securities denominated in foreign currencies of developed countries. The Fund typically hedges its non-dollar investments back to the U.S. dollar.

At least 90% of assets must be invested in securities that, at the time of purchase, are rated investment grade by Moody's Investors Service, Inc., Standard & Poor's Corporation, Fitch, Inc., or the equivalent by another national rating organization including at least 75% A or better. It also may invest in unrated securities deemed by the adviser to be of comparable quality. No more than 10% of assets may be invested in securities rated B or BB (junk bonds).

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes and in variable rate securities, whose interest rates are changed periodically.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various investments and for risk management. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM) employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

     INVESTMENTS IN THE FUND ARE NOT BANK
     DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
     OR ENDORSED BY ANY BANK AND ARE NOT
     INSURED, OR GUARANTEED BY THE FDIC, THE
     FEDERAL RESERVE BOARD OR ANY OTHER
     GOVERNMENT AGENCY. YOU COULD LOSE MONEY
     IF YOU SELL WHEN THE FUND'S SHARE PRICE IS
     LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Although any rise in interest rates is likely to cause a fall in the price of bonds, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income, and during periods of declining interest rates, may offer lower total returns than bond funds with longer durations.

The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities. The Fund uses futures contracts and other derivatives to help manage duration, yield curve exposure, and credit and spread volatility.

The Fund may use future contracts and other derivatives to help manage duration, yield curve exposures, and credit and spread volatility. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation or lack of adequate and accurate information.

The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.

If the interest rate on floating rate or variable rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
-  WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
-  WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
-  ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
-  REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past eight calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Merrill Lynch 1-3 Year Treasury Index and the Lipper Short-Term Investment Grade Debt Funds Index, widely recognized market benchmarks.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART YEAR-BY-YEAR RETURNS*, (1)]

1994            0.11%
1995           10.58%
1996            9.94%
1997            6.14%
1998            6.84%
1999            2.81%
2000            7.03%
2001            7.05%

------------------------------------------
BEST QUARTER                     3.41%
------------------------------------------
                    2nd quarter, 1995
------------------------------------------
WORST QUARTER                   -0.54%
------------------------------------------
                    1st quarter, 1994*
------------------------------------------

* PRIOR TO A MERGER EFFECTIVE 9/7/01, THE FUND OPERATED IN A MASTER-FEEDER STRUCTURE. THE FUND'S PERFORMANCE FOR THE PERIOD BEFORE CLASS A SHARES WERE LAUNCHED ON 9/10/01 IS BASED ON THE PERFORMANCE OF A FORMER FEEDER THAT WAS MERGED OUT OF EXISTENCE (WHOSE INVESTMENT PROGRAM WAS IDENTICAL TO AND WHOSE EXPENSES WERE MOST SIMILAR TO THOSE OF THE CLASS A SHARES) FROM 7/8/93 TO 9/10/01. DURING THIS PERIOD, THE ACTUAL RETURNS OF CLASS A SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS A SHARES HAVE HIGHER EXPENSES THAN THE ABOVE REFERENCED FEEDER.
(1)  THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2001*, (1)

                                              PAST 1 YEAR      PAST 5 YEARS    LIFE OF FUND
--------------------------------------------------------------------------------------------
CLASS A SHARES -- RETURN BEFORE TAXES            5.42             5.64           5.29
--------------------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS                                    3.26             3.28           3.03
--------------------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE OF FUND SHARES            3.33             3.32           3.03
--------------------------------------------------------------------------------------------
MERRILL LYNCH 1-3 YEAR TREASURY INDEX (REFLECTS
NO DEDUCTION FOR FEES, EXPENSES OR TAXES)        8.30             6.59           6.06
--------------------------------------------------------------------------------------------
LIPPER SHORT-TERM INVESTMENT GRADE DEBT
FUNDS INDEX (REFLECTS NO DEDUCTION FOR TAXES)    7.33             6.02           5.86
--------------------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    SEE FOOTNOTE ON PREVIOUS PAGE.
(1)  PERFORMANCE FOR THE BENCHMARKS IS AS OF 7/31/93.

ESTIMATED INVESTOR EXPENSES FOR CLASS A SHARES

The estimated investor expenses of Class A shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):


--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF THE OFFERING PRICE*            1.50%
--------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS
LOWER OF ORIGINAL PURCHASE PRICE OR
REDEMPTION PROCEEDS                                  NONE
--------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A ASSETS)


--------------------------------------------------------------------------------
MANAGEMENT FEES                                     0.25
DISTRIBUTION (RULE 12b-1) FEES                      0.25
SHAREHOLDER SERVICE FEES                            0.25
OTHER EXPENSES(1)                                   0.47
--------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                            1.22
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)            (0.47)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                     0.75
--------------------------------------------------------------------------------

(1)  "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL
     YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.75% OF THEIR AVERAGE DAILY NET ASSETS THROUGH 12/31/03.

EXAMPLE This example helps you compare the cost of investing in Classes A Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,
-  5% return each year, and

-  net expenses through 12/31/03 and total operating expenses thereafter.

This example is for comparison only; the actual returns of Class A Shares and your actual costs may be higher or lower.

                                            1 YEAR   3 YEARS 5 YEARS  10 YEARS
--------------------------------------------------------------------------------
YOUR COST* ($)
(WITH OR WITHOUT REDEMPTION)                225      445     727      1,528
--------------------------------------------------------------------------------

* ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

     JPMORGAN STRATEGIC INCOME FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 60-64.

THE FUND'S OBJECTIVE
The Fund seeks a high level of income.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in a diversified portfolio of securities denominated in U.S. dollars. The investments are primarily in the following market sectors:

- Investment-grade debt securities issued by U.S. issuers, including the U.S. government, its agencies and authorities and U.S. companies.

- The Fund may invest up to 30% of its total assets in issuers located in emerging market countries.

- High yield securities, which are below investment grade (junk bonds) of U.S. issuers. These include lower-rated convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

Under normal market conditions, the Fund will invest between 25% and 40% of its total assets in each of the three sectors. However, there is no limit on securities issued by the U.S. government or its agencies or authorities.

The Fund may invest in a variety of U.S. government debt securities, including securities which are not supported by the full faith and credit of the U.S. Treasury. All or a substantial portion of the Fund's investments in U.S. government debt securities may be in mortgage-related securities.

The Fund's investments in foreign debt securities may include obligations issued by international organizations like the World Bank. They may also include Brady Bonds, which are bonds issued under a program which enables debtor nations to restructure the debt that they owe foreign commercial banks, and other debt issued by emerging market governments as part of restructuring plans. The Fund's adviser, J.P. Morgan Fleming Asset Management (USA), Inc. (JPMFAM (USA)), expects that the majority of emerging market obligations that the Fund buys will primarily be traded in international over-the-counter markets instead of local markets. Although the Fund intends to buy principally U.S. dollar-denominated securities, some of the Fund's foreign securities may be denominated and traded in other currencies. The Fund will not invest more than 25% of its total assets in debt securities of issuers in any one country other than the United States.

The Fund may borrow up to 10% of its total assets (including the amount borrowed) to buy additional securities. This is called "leveraging." The Fund can borrow money from banks and through reverse repurchase agreements or dollar rolls. Reverse repurchase agreements and dollar rolls will not be considered borrowings if the Fund earmarks liquid assets to cover its obligations on the reverse repurchase agreement or dollar rolls. The Fund will use leveraging only when the adviser believes that the returns available through leveraging will provide a potentially higher return.

The Fund may change any of these investment policies (except for its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The strategists closely monitor the Fund and make tactical adjustments as necessary.

     INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAININVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in Strategic Income Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

Because of credit and foreign and emerging market investment risks, the Fund's performance is likely to be more volatile than that of most fixed income funds.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Because the Fund seeks higher returns by investing in junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. Investors should be prepared for risks that exceed those of more traditional bond funds.

Leveraging is a speculative technique which may expose the Fund to greater risk and increase its costs. Increases and decreases in the value of the Fund's portfolio will be more dramatic when the Fund is leveraging. The Fund will also have to pay interest on its borrowings, reducing the Fund's return. In addition, the Fund might be forced to sell portfolio securities when it would normally keep them in order to make interest payments.

     WHO MAY WANT TO INVEST
     THE FUND'S DESIGNED FOR INVESTORS WHO:
     - WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF A TYPICAL INTERMEDIATE BOND FUND
     - WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
     - HAVE A SHORT-TERM INVESTMENT HORIZON
     - ARE ADVERSE TO BELOW INVESTMENT GRADE SECURITIES
     - REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past year and the life of the Fund. It compares that performance to the Lehman Aggregate Bond Index and the Lipper Multi-Sector Income Funds Index, widely recognized benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load and the performance figures in the table for Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales load.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART OF YEAR-BY-YEAR RETURNS (1)]

1999    6.39%
2000    1.40%
2001    4.07%

---------------------------------------
BEST QUARTER                    2.89%
---------------------------------------
                   4th quarter, 1999
---------------------------------------
WORST QUARTER                  -0.73%
---------------------------------------
                   3rd quarter, 2001

(1)  THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2001(1)


                                                     PAST 1 YEAR  LIFE OF FUND
--------------------------------------------------------------------------------
CLASS A SHARES-- RETURN BEFORE TAXES                  -0.66         2.01
--------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS                                         -3.14        -1.01
--------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE OF FUND SHARES                 -0.42         0.10
--------------------------------------------------------------------------------
CLASS B SHARES-- RETURN BEFORE TAXES                  -1.33         2.37
--------------------------------------------------------------------------------
CLASS C SHARES-- RETURN BEFORE TAXES                   2.69         3.20
--------------------------------------------------------------------------------
LEHMAN AGGREGATE BOND INDEX (REFLECTS NO
DEDUCTION FOR FEES, EXPENSES OR TAXES)                 8.42         6.20
--------------------------------------------------------------------------------
LIPPER MULTI-SECTOR INCOME FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)                      3.37         1.23
--------------------------------------------------------------------------------

The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1)  THE FUND COMMENCED OPERATIONS ON 11/30/98.

INVESTOR EXPENSES FOR CLASS A, B AND C SHARES

The expenses of Class A, B and C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

                                CLASS A SHARES CLASS B SHARES  CLASS C SHARES
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF THE
OFFERING PRICE*                 4.50%          NONE            NONE
--------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS
LOWER OF ORIGINAL PURCHASE
PRICE OR REDEMPTION PROCEEDS    NONE           5.00%           1.00%
--------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED
FROM CLASS A, B AND C ASSETS)

                                         CLASS A SHARES    CLASS B SHARES      CLASS C SHARES
---------------------------------------------------------------------------------------------
MANAGEMENT FEES                           0.50             0.50                0.50
DISTRIBUTION (RULE 12b-1) FEES            0.25             0.75                0.75
SHAREHOLDER SERVICE FEES                  0.25             0.25                0.25
OTHER EXPENSES(1)                         1.75             1.75                1.75
---------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES           2.75             3.25                3.25
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)  (1.50)           (1.50)              (1.50)
---------------------------------------------------------------------------------------------
NET EXPENSES(2)                           1.25             1.75                1.75
----------------------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, CLASS B AND CLASS C SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.25%, 1.75% AND 1.75%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS THROUGH 12/31/03.

EXAMPLE This example helps you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 12/31/03 and total operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, B and C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

                              1 YEAR         3 YEARS      5 YEARS    10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES* ($)           572            1,009        1,598      3,193
--------------------------------------------------------------------------------
CLASS B SHARES**($)           678            1,037        1,652      3,238***
--------------------------------------------------------------------------------
CLASS C SHARES**($)           278            737          1,452      3,354
--------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:

                             1 YEAR          3 YEARS      5 YEARS    10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES ($)           178             737          1,452      3,238***
--------------------------------------------------------------------------------
CLASS C SHARES ($)           178             737          1,452      3,354
--------------------------------------------------------------------------------

  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
 ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE
    BEEN OWNED FOR EIGHT YEARS.

JPMORGAN U.S. TREASURY INCOME FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 60-64.

THE FUND'S OBJECTIVE
The Fund seeks to provide investors with monthly dividends while still protecting the value of their investment.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund will invest at least 80% of the value of its Assets in:

- debt securities issued by the U.S. Treasury, and

- repurchase agreements in which the Fund receives these securities as collateral.

"Assets" means net assets plus the amount of borrowings for investment purposes.

There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio. The adviser will change the actual duration according to changes in the market.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

   BEFORE YOU INVEST
   INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT;
   - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
   - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

   FREQUENCY OF TRADING
   HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Fleming Asset Management (USA) Inc (JPMFAM (USA)), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the level and direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The strategists closely monitor the Fund and make tactical adjustments as necessary.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in U.S. Treasury Income Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

While the principal and payments on certain of the Fund's portfolio securities may be guaranteed, this does not mean that the market value of the security, or the value of Fund shares, is guaranteed.

The Fund is non-diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems affecting those issuing the securities.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

   WHO MAY WANT TO INVEST
   THE FUND IS DESIGNED FOR INVESTORS WHO:
   - WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
   - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS AND TYPICAL BOND FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
   - WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS
   - ARE PURSUING A GOAL OF TOTAL RETURN
   - WANT TO ADD A FIXED INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
   THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
   - ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
   - REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risk of investing in the Fund. The table shows the average annual total returns over the past one, five and ten years. It compares that performance to the Lehman U.S. Gov't Bond Index and the Lipper General U.S. Gov't Funds Index, two widely recognized market benchmarks.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front end sales load and the performance for Class B Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of this Fund will perform in the future.

[CHART OF YEAR-BY-YEAR RETURNS(1)]


1992            5.87%
1993           10.32%
1994           -4.46%
1995           17.53%
1996            1.26%
1997            8.34%
1998            8.78%
1999           -2.96%
2000           12.61%
2001            5.98%

-------------------------------------
BEST QUARTER                    5.87%
-------------------------------------
                    2nd quarter, 1995
-------------------------------------
WORST QUARTER                  -2.98%
-------------------------------------
                    1st quarter, 1994
-------------------------------------

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

(1) THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2001

                                             PAST 1 YEAR   PAST 5 YEARS PAST 10 YEARS
-------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN BEFORE TAXES           1.23          5.45         5.65
-------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN AFTER TAXES ON
 DISTRIBUTIONS                                  -0.52          2.99         3.09
-------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN AFTER TAXES ON
 DISTRIBUTIONS AND SALE OF FUND SHARES           0.73          3.10         3.22
-------------------------------------------------------------------------------------
 CLASS B SHARES*-- RETURN BEFORE TAXES           0.06          5.18         5.62
-------------------------------------------------------------------------------------
 LEHMAN U.S. GOV'T BOND INDEX (REFLECTS NO
 DEDUCTION FOR FEES, EXPENSES OR TAXES)          7.24          7.40         7.14
-------------------------------------------------------------------------------------
 LIPPER GENERAL U.S. GOV'T FUNDS INDEX
 (REFLECTS NO DEDUCTION FOR TAXES)               6.67          6.45         5.98
-------------------------------------------------------------------------------------

The after-tax returns are shown for only the Class A Shares, and not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* THE PERFORMANCE FOR THE PERIOD BEFORE CLASS B SHARES WERE LAUNCHED ON NOVEMBER 4, 1993 IS BASED ON THE PERFORMANCE FOR CLASS A SHARES OF THE FUND. THE ACTUAL RETURNS OF CLASS B SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS B SHARES HAVE HIGHER EXPENSES THAN CLASS A SHARES.

INVESTOR EXPENSES FOR CLASS A AND B SHARES
The investor expenses of Class A and B Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                          CLASS A SHARES   CLASS B SHARES
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE
 (LOAD) WHEN YOU BUY
 SHARES, SHOWN AS % OF
 THE OFFERING PRICE*                      4.50%            NONE
--------------------------------------------------------------------------------
 MAXIMUM DEFERRED SALES
 CHARGE (LOAD) SHOWN AS
 LOWER OF ORIGINAL PURCHASE
 PRICE OR REDEMPTION PROCEEDS             NONE             5.00%
--------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A AND CLASS B ASSETS)

                                           CLASS A SHARES   CLASS B SHARES
--------------------------------------------------------------------------------
 MANAGEMENT FEES                           0.30             0.30
 DISTRIBUTION (12b-1) FEES                 0.25             0.75
 SHAREHOLDER SERVICE FEES                  0.25             0.25
 OTHER EXPENSES (1)                        0.55             0.55
--------------------------------------------------------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES      1.35             1.85
 FEE WAIVER AND EXPENSE REIMBURSEMENTS(2) (0.60)           (0.21)
--------------------------------------------------------------------------------
 NET EXPENSES(2)                           0.75             1.64
--------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A AND CLASS B SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.75% AND 1.64%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS THROUGH 12/31/03.

EXAMPLE This example helps you compare the cost of investing in Class A and B Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 12/31/03 and total operating expenses thereafter.

This example is for comparison only; the actual returns of Class A and B Shares and your actual cost may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES* ($)            523        752         1,053       1,907
--------------------------------------------------------------------------------
CLASS B SHARES** ($)           667        844         1,164       2,006***
--------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES ($)             167        544         964         2,006***
--------------------------------------------------------------------------------

  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
 ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

     THE FUNDS' MANAGEMENT AND ADMINISTRATION

Bond, Global Strategic Income and Short Term Bond Funds are series of J.P. Morgan Institutional Funds; Bond Fund II and Intermediate Bond Fund are series of Mutual Fund Select Group; Strategic Income and U.S. Treasury Income Funds are series of Mutual Fund Group. Each of the J.P. Morgan Institutional Funds, Mutual Fund Select Group and Mutual Fund Group is a Massachusetts business trust. The Trusts are all governed by the same trustees. The trustees are responsible for overseeing all business activities.

FUNDS' INVESTMENT ADVISERS
JPMIM is the investment adviser and makes the day-to-day investment decisions for Bond, Global Strategic Income and Short Term Bond Funds. JPMIM is located at 522 5th Avenue, New York, NY10036

JPMFAM (USA) is the investment adviser and makes the day-to-day investment decisions for Bond Fund II, Intermediate Bond Fund, Strategic Income Fund and U.S. Treasury Income Fund. JPMFAM (USA) is located at 522 5th Avenue, New York, NY 10036. JPMFAM (USA) and JPMIM are a wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year end, the advisers were paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

                                 FISCAL
 FUND                            YEAR END   %
--------------------------------------------------
 BOND FUND                       10/31     0.30
--------------------------------------------------
 BOND FUND II                    10/31     0.30
--------------------------------------------------
 GLOBAL STRATEGIC INCOME FUND    10/31     0.45
--------------------------------------------------
 INTERMEDIATE BOND FUND          10/31     0.30
--------------------------------------------------
 SHORT TERM BOND FUND            10/31     0.25
--------------------------------------------------
 STRATEGIC INCOME FUND           10/31     0.50
--------------------------------------------------
 U.S. TREASURY INCOME FUND       10/31     0.30
--------------------------------------------------

THE PORTFOLIO MANAGERS
The Funds are managed by a team of individuals at JPMIM or JPMFAM (USA), as applicable.


THE FUNDS' ADMINISTRATOR

JPMorgan Chase Bank (Administrator) provides administrative services and oversees the Funds' other service providers. The Administrator receives a pro rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Funds have agreements with certain shareholder servicing agents (including JPMorgan Chase Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of Class A, B and C Shares of each Fund held by investors serviced by the shareholder servicing agent.

The advisers and/or J.P. Morgan Fund Distributors, Inc. (JPMFD) may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUNDS' DISTRIBUTOR
JPMFD is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

        HOW YOUR ACCOUNT WORKS

KNOW WHICH CLASSES TO BUY
The Funds may issue multiple classes of shares. This prospectus relates to Class A Shares of all the Funds, Class B Shares of the Bond, Bond II, Global Strategic Income, Strategic Income and U.S. Treasury Income Funds and Class C Shares of the Strategic Income Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

You will need to choose a share class before making your initial investment. In making your choice, you should weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge, but higher annual fees and a contingent deferred sales load.

ABOUT SALES CHARGES
You may pay a sales charge to buy Class A Shares and you may pay a sales charge with respect to Class B or C Shares in the Funds. There are also ongoing charges that all investors pay as long as they own their shares.

Different charges are associated with each class of shares:

- If you choose to invest in Class A Shares, you may pay a sales charge when you invest.

- If you choose to invest in Class B Shares, you may pay a contingent deferred sales load. You are not required to pay a sales charge when you invest, but may be required to pay a charge when you sell your shares, depending on the length of your investment in the particular shares.

- If you choose to invest in Class C Shares, you will be required to pay a sales charge if you hold the shares for less than one year.

There are a number of plans and special discounts which can decrease or eliminate these charges.

This section explains how the three sales charges work.

CLASS A SHARES
The initial sales charge is deducted directly from the money you invest. As the following table shows, the sales charge decreases as your investment increases. The public offering price of Class A Shares is the net asset value plus the initial sales charge. Net asset value is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors.

The following charts show sales charges for the Funds.

TOTAL SALES CHARGE (FOR BOND, BOND II, GLOBAL STRATEGIC INCOME, INTERMEDIATE BOND, STRATEGIC INCOME AND U.S. TREASURY INCOME FUNDS)


                               AS % OF THE     AS %
                               OFFERING        OF NET
AMOUNT OF                      PRICE           AMOUNT
INVESTMENT                     PER SHARE       INVESTED
-------------------------------------------------------
LESS THAN $100,000             4.50            6.10
-------------------------------------------------------
$100,000 BUT UNDER $250,000    3.75            3.90
-------------------------------------------------------
$250,000 BUT UNDER $500,000    2.50            2.56
-------------------------------------------------------
$500,000 BUT UNDER $1 MILLION  2.00            2.04
-------------------------------------------------------

TOTAL SALES CHARGE
(FOR SHORT TERM BOND FUND)

                               AS % OF THE     AS %
                               OFFERING        OF NET
AMOUNT OF                      PRICE           AMOUNT
INVESTMENT                     PER SHARE       INVESTED
-------------------------------------------------------
LESS THAN $100,000             1.50            1.52
-------------------------------------------------------
$100,000 BUT UNDER $250,000    1.00            1.00
-------------------------------------------------------
$250,000 BUT UNDER $500,000    0.50            0.50
-------------------------------------------------------
$500,000 BUT UNDER $1 MILLION  0.25            0.25
-------------------------------------------------------

There is no sales charge for investments of $1 million or more.

CLASS B SHARES
The contingent deferred sales load is deducted directly from your assets when you sell your shares. It is calculated as a percentage of the lower of the original purchase price or the current value of the shares. As the following table shows, the deferred sales charge decreases the longer you hold the shares and disappears altogether after six years. Class B Shares automatically convert into Class A Shares at the beginning of the ninth year after you bought them.

YEAR       DEFERRED SALES CHARGE
------------------------------------
1          5%
------------------------------------
2          4%
------------------------------------
3          3%
------------------------------------
4          3%
------------------------------------
5          2%
------------------------------------
6          1%
------------------------------------
7          NONE
------------------------------------
8          NONE
------------------------------------

We calculate the contingent deferred sales load from the month you buy your shares. We always sell the shares with the lowest contingent deferred sales load first. Shares acquired by the reinvestment distribution can be sold without a contingent deferred sales load.

CLASS C SHARES
The contingent deferred sales load is deducted directly from your assets when you sell your shares. It is equal to the lower of 1% of the original purchase price or 1% of the current value of the shares. The contingent deferred sales load on Class C Shares disappears altogether after one year. We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest contingent deferred sales load first. Shares acquired by the reinvestment distribution can be sold without a contingent deferred sales load.

Like Class B shares, Class C Shares have higher combined distribution and service fees than Class A Shares. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher service and distribution fees as long as you hold them. Over the long term, this can add up to higher total fees than either Class A or Class B Shares.

GENERAL
The Funds have adopted Rule 12b-1 distribution plans under which they pay annual distribution fees of up to 0.25% of the average daily net assets attributed to Class A Shares and up to 0.75% of the average daily net assets attributed to Class B and Class C Shares.

This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

WHICH CLASS OF SHARES IS BEST?
Your decision about which class of shares to buy depends on a number of factors, including the number of shares you're buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you don't want to pay an up-front sales charge, you may consider buying Class B shares.

Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated. In almost all cases, if you plan to buy $250,000 of shares or more, Class A Shares are the most economical choice.

If you plan to buy less than $100,000 of shares, Class B or Class C will generally be the most economical choice.

Class C Shares may be best if you prefer not to pay an initial sales charge and you're not sure how long you intend to hold your investment.

You should also consider the distribution and service fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses (expenses that are deducted from Fund assets) for each Fund.

Your investment representative may be able to advise you about the best class of shares for you.

BUYING FUND SHARES
You can buy shares three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative you want to buy the Fund and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC INVESTMENT PLAN
You can make regular automatic purchases of at least $100. See Shareholder Services for details.

GENERAL
Whether you choose Class A, B or C Shares, the price of the shares is based on the net asset value per share (NAV). NAV is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. You'll pay the public offering price, which is based on the next NAV calculated after the JPMorgan Funds Service Center accepts your instructions. The Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange. The Funds generally value their assets at the market value but may use fair value if market prices are unavailable. The JPMorgan Funds Service Center will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the New York Stock Exchange is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price.

TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:

THE JPMORGAN FUNDS SERVICE CENTER

1-800-348-4782

MINIMUM INVESTMENTS

TYPE OF ACCOUNT               INITIAL INVESTMENT      ADDITIONAL INVESTMENTS
--------------------------------------------------------------------------------
REGULAR ACCOUNT               $2,500                  $100
--------------------------------------------------------------------------------
SYSTEMATIC INVESTMENT PLAN(1) $1,000                  $100
--------------------------------------------------------------------------------
IRAS                          $1,000                  $100
--------------------------------------------------------------------------------
SEP-IRAS                      $1,000                  $100
--------------------------------------------------------------------------------
EDUCATION IRAS                $500                    $100
--------------------------------------------------------------------------------

(1) FOR ALTERNATIVE MINIMUM INVESTMENTS FOR SYSTEMATIC INVESTMENT PLAN ACCOUNTS, PLEASE SEE SHAREHOLDER SERVICES.

You must provide a Taxpayer Identification Number when you open an account. The Funds have the right to refuse any purchase order or to stop offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash or checks from a third party. You cannot sell your shares until your check has cleared, which could take more than 15 calendar days. If you buy through an Automated Clearing House, you can not sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be canceled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the settlement date.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays. The Funds will not issue certificates for Class A, Class B or Class C Shares.

SELLING FUND SHARES
You can sell your shares three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative which Funds you want to sell. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative may charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. If you have changed your address of record within the previous 30 days or if you sell shares of a Fund worth $25,000 or more by phone, we will send the proceeds by wire only to a bank account on our records. Or
Send a signed letter with your instructions to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC WITHDRAW PLAN
You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.

GENERAL
You can sell your shares on any day that the JPMorgan Funds Service Center is accepting purchase orders. You will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order, less any applicable sales charges.

We will need the names of the registered shareholders and your account number before we can sell your shares.

Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the New York Stock Exchange, the Fund will send you the proceeds the next business day. We will not accept an order to sell shares if a Fund hasn't collected your payment for the shares. The Funds may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have signatures guaranteed for all registered owners or their legal representative if:

-  you want to sell shares with a net asset value of $100,000 or more, or

- you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

REDEMPTIONS-IN-KIND
Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES
You can exchange your shares for shares of the same class of certain other JPMorgan Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative which Fund's shares you want to exchange. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN
You can automatically exchange shares from one JPMorgan fund to shares of another fund of the same class. See Shareholder Services for details.

GENERAL
If you exchange Class B Shares of a Fund for Class B Shares of another JPMorgan Fund, or Class C Shares for Class C Shares, you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the JPMorgan fund you want to buy before making an exchange. You will need to meet any minimum investment requirements.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

OTHER INFORMATION CONCERNING THE FUND
We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below $500 for 30 days as a result of selling shares. We may also close your account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by phone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

You may write to:
JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

DISTRIBUTIONS AND TAXES
The Funds can earn income and can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

Bond, Global Strategic Income, Intermediate Bond, Short Term Bond and U.S. Treasury Income Funds declare ordinary income dividends daily and pay them monthly. Bond Fund II and Strategic Income Fund declare and pay ordinary income dividends monthly. The Funds make capital gains distributions, if any, once a year. Each Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, each Fund may also make fewer payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of a Fund's net investment income and net capital gain.

You have three options for your distributions. You may:

-  reinvest all of them in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, the Funds will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Funds will affect your own tax situation.

     SHAREHOLDER SERVICES

SYSTEMATIC INVESTMENT PLAN
If you make an initial investment of at least $1000, you can regularly invest $100 or more on a monthly, quarterly or semiannual basis. You may also chose to make a lower initial investment of $250, which requires additional monthly systematic investments of $200. The money is automatically deducted from your checking or savings account. For further information please refer to the How Your Account Works section of this prospectus.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC WITHDRAWAL PLAN
You can make regular withdrawals of $50 or more. You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 (or $20,000 for Class B accounts) to start the plan. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC EXCHANGE
You can transfer assets automatically from one JPMorgan Fund account to another on a regular basis. It is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same fund. Call 1-800-348-4782 for complete instructions.

FREE EXCHANGE PRIVILEGE
You can exchange shares between JPMorgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE
You can buy back Class A Shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale. If you sell Class B Shares or Class C Shares on which you've paid a deferred sales charge, you can use the proceeds to buy Class A Shares without a sales charge. You must buy the Class A Shares within 90 days of selling the Class B Shares or Class C Shares.

INVESTMENTS

This table discusses the customary types of investments which can be held by the Funds. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.

|X| Typically invests in

|_| Permitted, but no intention to use currently

--  Not permitted


                                                             SHORT         GLOBAL                   U.S.             INTER-
                                                             TERM         STRATEGIC    STRATEGIC  TREASURY           MEDIATE
                                  RELATED TYPES OF RISK      BOND   BOND   INCOME        INCOME    INCOME   BOND II   BOND
----------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES           credit, interest rate,     |X|    |X|    |_|         |X|        --        |X|      |X|
Interests in a stream of          market, prepayment
payments from specific assets,
such as auto or credit card
receivables.
----------------------------------------------------------------------------------------------------------------------------
BANK OBLIGATIONS Negotiable       credit, currency,          |X|    |X|(1) |X|         |X|        |_|       |X|      |X|
certificates of deposit, time     liquidity, political
deposits and bankers'
acceptances of domestic and
foreign issuers.
----------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER Unsecured        credit, currency,          |X|    |X|(1) |X|         |X|        |_|       |X|      |X|
short term debt issued by         interest rate,
domestic and foreign banks or     liquidity, market,
corporations. These securities    political
are usually discounted and are
rated by S&P, Moody's or other
nationally recognized
statistical rating
organization.
----------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES            credit, currency,
Domestic and foreign debt         interest rate,
securities that can be            liquidity, market,
converted into equity             political, valuation       |_|    |_|(1) |_|         |_|        --        |_|      |_|
securities at a future time
and price.
----------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS Debt              credit, currency,
securities of domestic and        interest rate,
foreign industrial, utility,      liquidity, market,
banking, and other financial      political, valuation       |X|    |X|(1) |X|         |X|        --        |X|      |X|
institutions.
----------------------------------------------------------------------------------------------------------------------------
MORTGAGES (DIRECTLY HELD)         credit, environmental,
Domestic debt instrument which    extension, interest
gives the lender a lien on        rate, liquidity, market,
property as security for the      natural event, political,
loan payment.                     prepayment, valuation      |_|    |_|    |_|         |_|        --        |_|      |_|
----------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES        credit, currency,
Domestic and foreign              extension, interest
securities (such as Ginnie        rate, leverage, market,
Maes, Freddie Macs, Fannie        political, prepayment      |X|    |X|(1) |X|         |X|        |X|       |X|      |X|
Maes) which represent
interests in pools of
mortgages, whereby the
principal and interest paid
every month is passed through
to the holder of the
securities.
----------------------------------------------------------------------------------------------------------------------------

                                                             SHORT         GLOBAL                   U.S.             INTER-
                                                             TERM         STRATEGIC    STRATEGIC  TREASURY           MEDIATE
                                  RELATED TYPES OF RISK      BOND   BOND   INCOME        INCOME    INCOME   BOND II   BOND
----------------------------------------------------------------------------------------------------------------------------
MORTGAGE DOLLAR ROLLS The sale    currency, extension,
of domestic and foreign           interest rate,
mortgage-backed securities        leverage, liquidity,
with the promise to purchase      market, political,
similar securities at a later     prepayment                 |X|(2) |X|(1,2) |X|(2)     |X|(2)     |_|(2)    |X|(2)   |X|(2)
date. Segregated liquid assets
are used to offset leverage
risk.
----------------------------------------------------------------------------------------------------------------------------
PARTICIPATION INTERESTS           credit, currency,
Interests that represent a        extension, interest
share of bank debt or similar     rate, liquidity,
securities or obligations.        political, prepayment      |_|    |_|      |_|        |_|        --        |_|      |_|
----------------------------------------------------------------------------------------------------------------------------
PRIVATE PLACEMENTS Bonds or       credit, interest rate,
other investments that are        liquidity, market,
sold directly to an               valuation                  |_|    |X|      |X|        |_|        --        |X|      |X|
institutional investor.
----------------------------------------------------------------------------------------------------------------------------
REITS AND OTHER REAL-ESTATE       credit, interest rate,
RELATED INSTRUMENTS Securities    liquidity, market,
of issuers that invest in real    natural event,
estate or are secured by real     prepayment, valuation      |_|    |_|      |_|        |_|        --        |_|      |_|
estate.
----------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS             credit                     |_|    |_|      |_|        |_|        |X|       |_|      |_|
Contracts whereby the Fund
agrees to purchase a security
and resell it to to the seller
on a particular date and at a
specific price.
----------------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS     credit, leverage           |_|(2) |_|(2)   |_|(2)     |_|(2)     |_|(2)    |_|(2)   |_|(2)
Contracts whereby the Fund
sells a security and agrees to
repurchase it from the buyer
on a particular date and at a
specific price. Considered a
form of borrowing.
----------------------------------------------------------------------------------------------------------------------------
SOVEREIGN DEBT, BRADY BONDS,      credit, currency,
AND DEBT OF SUPRANATIONAL         interest rate, market,
ORGANIZATIONS Dollar- or          political                  |_|    |X|(1)   |X|        |X|        --        |_|      |_|
non-dollar- denominated
securities issued by foreign
governments or supranational
organizations. Brady bonds are
issued in connection with debt
restructurings.
----------------------------------------------------------------------------------------------------------------------------
SWAPS Contractual agreement       credit, currency,
whereby a party agrees to         interest rate,
exchange periodic payments        leverage, market,
with a counterparty.              political                  |_|    |X|      |_|        |_|        |_|       |_|      |_|
Segregated liquid assets are
used to offset leverage risk.
----------------------------------------------------------------------------------------------------------------------------
TAX EXEMPT MUNICIPAL              credit, interest
SECURITIES Securities,            rate, market,
generally issued as general       natural event,
obligation and revenue bonds,     political                  |_|    |_|      |_|        |_|        |_|       |_|      |_|
whose interest is exempt from
federal taxation and state
and/or local taxes in the
state where the securities
were issued.
----------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES        interest rate              |X|    |X|     |X|         |X|        |X|       |X|      |X|
Debt instruments (Treasury
bills, notes, and bonds)
guaranteed by the U.S.
government for the timely
payment of principal and
interest.
----------------------------------------------------------------------------------------------------------------------------
ZERO COUPON, PAY-IN-KIND, AND     credit, currency,
DEFERRED PAYMENT SECURITIES       interest rate,
Domestic and foreign              liquidity, market,
securities offering non-cash      political, valuation       |_|    |_|(1)   |_|        |_|        |_|       |_|      |_|
or delayed-cash payment. Their
prices are typically more
volatile than those of some
other debt instruments and
involve certain special tax
considerations.
----------------------------------------------------------------------------------------------------------------------------

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

      (1) All foreign securities in the aggregate may not exceed 25% of the Fund's assets.

      (2) All forms of borrowing (including securities lending, mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS FOR THE FUNDS
This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.

====================================================================================================================================
POTENTIAL RISKS                                 POTENTIAL REWARDS                          POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
MARKET CONDITIONS
- Each Fund's share price, yield, and total     - Bonds have generally outperformed        - Under normal circumstances the Funds
  return will fluctuate in response to bond       money market investments over the long     plan to remain fully invested in bonds
  market movements                                term, with less risk than stocks           and other fixed income securities
- The value of most bonds will fall when        - Most bonds will rise in value when       - Bond investments may include U.S. and
  interest rates rise; the longer a bond's        interest rates fall                        foreign corporate and government bonds,
  maturity and the lower its credit quality,    - Mortgage-backed and asset-backed           mortgage-backed and asset-backed
  the more its value typically falls              securities and direct mortgages can        securities, participation interests
- Adverse market conditions may from time         offer attractive returns                   and private placements
  to time cause a Fund to take temporary                                                   - The funds seek to limit risk and
  defensive positions that are inconsistent                                                  enhance total return or yields through
  with its principal investment strategies                                                   careful management, sector allocation,
  and may hinder a Fund from achieving its                                                   individual securities selection, and
  investment objective                                                                       duration management
- Mortgage-backed and asset-backed securities                                              - During severe market downturns, the
  (securities representing an interest                                                       Funds have the option of investing up
  in, or secured by, a pool of mortgages or                                                  to 100% of assets in high quality
  other assets such as receivables) and                                                      short-term instruments
  direct mortgages could generate capital                                                  - Each adviser monitors interest rate
  losses or periods of low yields if they are                                                trends, as well as geographic and
  paid off substantially earlier or later than                                               demographic information related to
  anticipated                                                                                mortgage-backed securities and mortgage
                                                                                             prepayments
------------------------------------------------------------------------------------------------------------------------------------
CREDIT QUALITY
- The default of an issuer would leave a        - Investment-grade bonds have a lower      - Each Fund maintains its own policies
  Fund with unpaid interest or principal          risk of default                            for balancing credit quality against
- Junk bonds (those rated BB, Ba or lower)      - Junk bonds offer higher yields and         potential yields and gains in light of
  have a higher risk of default, tend to be       higher potential gains                     its investment goals
  less liquid, and may be more difficult                                                   - Each adviser develops its own ratings
  to value                                                                                   of unrated securities and makes a
                                                                                             credit quality determination for
                                                                                             unrated securities
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN INVESTMENTS
- A Fund could lose money because of            - Foreign bonds, which represent a major   - Foreign bonds are a primary investment
  foreign government actions, political           portion of the world's fixed income        only for Global Strategic Income Fund
  instability, or lack of adequate and            securities, offer attractive potential     and may be a significant investment for
  accurate information                            performance and opportunities for          Short Term Bond, Bond and Strategic
- Currency exchange rate movements could          diversification                            Income Funds
  reduce gains or create losses                 - Favorable exchange rate movements        - To the extent that a Fund invests in
- Currency and investment risks tend to           could generate gains or reduce losses      foreign bonds, it may manage the
  be higher in emerging markets; these          - Emerging markets can offer higher          currency exposure of its foreign
  markets also present higher liquidity           returns                                    investments relative to its benchmark,
  and valuation risks                                                                        and may hedge a portion of its foreign
                                                                                             currency exposure into the U.S. dollar
                                                                                             from time to time (see also
                                                                                             "Derivatives"); these currency
                                                                                             management techniques may not be
                                                                                             available for certain emerging markets
                                                                                             investments

                                       62

POTENTIAL RISKS                                 POTENTIAL REWARDS                          POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES
- When a Fund buys securities before issue      - A Fund can take advantage of attractive  - Each Fund segregates liquid assets to
  or for delayed delivery, it could be            transaction opportunities                  offset leverage risks
  exposed to leverage risk if it does not
  segregate liquid assets
------------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT CHOICES
- A Fund could underperform its benchmark       - A Fund could outperform its benchmark    - Each adviser focuses its active
  due to its sector, securities or duration       due to these same choices                  management on those areas where it
  choices                                                                                    believes its commitment to research can
                                                                                             most enhance returns and manage risks
                                                                                             in a consistent way
------------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES
- Derivatives such as futures, options, swaps   - Hedges that correlate well with          - The Funds use derivatives, such as
  and forward foreign currency contracts(1)       underlying positions can reduce or         futures, options, swaps and forward
  that are used for hedging the portfolio or      eliminate losses at low cost               foreign currency contracts for hedging
  specific securities may not fully offset the  - A Fund could make money and protect        and for risk management (i.e., to
  underlying positions and this could result      against losses if management's             adjust duration or yield curve
  in losses to the Fund that would not have       analysis proves correct                    exposure, or to establish or adjust
  otherwise occurred                            - Derivatives that involve leverage could    exposure to particular securities,
- Derivatives used for risk management may        generate substantial gains at low cost     markets, or currencies); risk
  not have the intended effects and may                                                      management may include management of a
  result in losses or missed opportunities                                                   Fund's exposure relative to its
- The counterparty to a derivatives contract                                                 benchmark
  could default                                                                            - The Funds only establish hedges that
- Certain types of derivatives involve costs                                                 they expect will be highly correlated
  to the Funds which can reduce returns                                                      with underlying positions
- Derivatives that involve leverage could                                                  - While the Funds may (other than the
  magnify losses                                                                             Strategic Income Fund) use derivatives
- Derivatives that involve leverage could                                                    that incidentally involve leverage,
  magnify losses                                                                             they do not use them for the specific
- Derivatives used for non-hedging purposes                                                  purpose of leveraging their portfolios
  could cause losses that exceed the original
  investment
- Derivatives may, for tax purposes, affect
  the character of gain and loss realized by
  a Fund, accelerate recognition of income to
  a Fund, affect the holding period of a
  Fund's assets and defer recognition of
  certain of a Fund's losses

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                       63

POTENTIAL RISKS                                 POTENTIAL REWARDS                          POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------

SECURITIES LENDING
- When a Fund lends a security, there is a      - A Fund may enhance income through the    - Each adviser maintains a list of
  risk that the loaned securities may not be      investment of the collateral received      approved borrowers
  returned if the borrower or the lending         from the borrower                        - The Funds receive collateral equal to
  agent defaults                                                                             at least 100% of the current value of
- The collateral will be subject to the risks                                                securities loaned plus accrued interest
  of the securities in which it is invested                                                - The lending agents indemnify a Fund
                                                                                             against borrower default
                                                                                           - Each adviser's collateral investment
                                                                                             guidelines limit the quality and
                                                                                             duration of collateral investment to
                                                                                             minimize losses
                                                                                           - Upon recall, the borrower must return
                                                                                             the securities loanded within the
                                                                                             normal settlement period
------------------------------------------------------------------------------------------------------------------------------------
ILLIQUID HOLDINGS                               - These holdings may offer more            - No Fund may invest more than 15% of net
- A Fund could have difficulty valuing these      attractive yields or potential growth      assets in illiquid holdings
  holdings precisely                              than comparable widely traded            - To maintain adequate liquidity to meet
- A Fund could be unable to sell these            securities                                 redemptions, each Fund may hold high
  holdings at the time or price desired                                                      quality short-term instruments
                                                                                             (including repurchase agreements and
                                                                                             reverse repurchase agreements) and, for
                                                                                             temporary or extraordinary purposes,
                                                                                             may borrow from banks up to 33 1/3% of
                                                                                             the value of its total assets
------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM TRADING
- Increased trading would raise a Fund's        - A Fund could realize gains in a short    - The Funds may use short-term trading to
  transaction costs                               period of time                             take advantage of attractive or
- Increased short-term capital gains            - A Fund could protect against losses        unexpected opportunities or to meet
  distributions would raise shareholders'         if a bond is overvalued and its value      demands generated by shareholder
  income tax liability                            later falls                                activity
                                                                                           - The Fund's Portfolio Turnover Rates for
                                                                                             the most recent fiscal year is listed
                                                                                             below:

                                                                                               Bond Fund: 423%
                                                                                               Bond Fund II: 319%
                                                                                               Global Strategic Income Fund: 107%
                                                                                               Intermediate Bond Fund:238%
                                                                                               Short Term Bond Fund: 160%
                                                                                               Strategic Income Fund: 174%
                                                                                               U.S. Treasury Income Fund: 134%

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which are available upon request.

JPMORGAN BOND FUND

                                                                                                      CLASS A             CLASS B
                                                                                             ----------------    ----------------
                                                                                                      9/10/01            9/10/01~
                                                                                                      THROUGH             THROUGH
PER SHARE OPERATING PERFORMANCE:                                                                     10/31/01            10/31/01
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                                         $           9.89    $           9.89
---------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income                                                                               0.06                0.06
     Net Gain or Loss in Securities (both realized and unrealized)                                       0.20                0.19
                                                                                             ----------------    ----------------
     Total from Investment Operations                                                                    0.26                0.25
   Less Distributions:
     Dividends from Net Investment Income                                                               (0.07)              (0.06)
     Distributions from Capital Gains                                                                      --                  --
                                                                                             ----------------    ----------------
     Total Distributions                                                                                (0.07)              (0.06)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                               $          10.08    $          10.08
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                                                         2.63%               2.53%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)                                                         $            --+    $            --+
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
---------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                                                                        0.75%               1.48%
---------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income                                                                               3.93%               4.07%
---------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements and Earnings Credits                                      10.75%              11.25%
---------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss) Without Waivers, Reimbursements and Earnings Credits                 (6.07%)             (5.70%)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                                                   423%                423%
---------------------------------------------------------------------------------------------------------------------------------

 (1) Total return figures do not include the effect of any front-end or deferred sales load.
   ~ Commencement of offering of class of shares.
   + Amounts round to less than a million.
   # Short periods have been annualized.

JPMORGAN BOND FUND II@

                                                                                                      CLASS A             CLASS B
                                                                                             ----------------    ----------------
                                                                                                      3/2/01^             3/2/01^
                                                                                                      THROUGH             THROUGH
PER SHARE OPERATING PERFORMANCE:                                                                     10/31/01            10/31/01
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                                         $          39.55    $          39.55
---------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income                                                                               1.32                1.12
     Net Gain or Loss in Securities (both realized and unrealized)                                       1.46                1.41
                                                                                             ----------------    ----------------
     Total from Investment Operations                                                                    2.78                2.53
   Less Distributions:
     Dividends from Net Investment Income                                                               (1.32)              (1.12)
     Distributions from Capital Gains                                                                      --                  --
                                                                                             ----------------    ----------------
     Total Distributions                                                                                (1.32)              (1.12)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                               $          41.01    $          40.96
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                                                         7.23%               6.58%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)                                                         $             63    $              8
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
---------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                                                                        0.75%               1.50%
---------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income                                                                               4.90%               4.22%
---------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements and Earnings Credits                                       1.25%               1.75%
---------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income Without Waivers, Reimbursements and Earnings Credits                          4.40%               3.97%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                                                   319%                319%
---------------------------------------------------------------------------------------------------------------------------------

  @  Formerly Chase Vista Select Bond Fund.
  ^  Commencement of offering of class of shares.
 (1) Total return figures do not include the effect of any front-end or deferred sales load.
  #  Short periods have been annualized.

JPMORGAN GLOBAL STRATEGIC INCOME FUND

                                                                  CLASS A         CLASS B
                                                               -----------    ---------------
                                                                   9/10/01        9/10/01~
                                                                   THROUGH         THROUGH
PER SHARE OPERATING PERFORMANCE:                                  10/31/01        10/31/01
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $      9.13     $      9.13
------------------------------------------------------------------------------------------
   Income from Investment Operations:                                 0.09            0.08
     Net Investment Income                                           (0.22)          (0.22)
     Net Gain or Loss in Securities (both realized and
        unrealized)
     Total from Investment Operations                                (0.13)          (0.14)
   Less Distributions:
     Dividends from Net Investment Income                            (0.09)          (0.08)
     Distributions from Capital Gains                                   --              --
                                                               -----------     -----------
     Total Distributions                                             (0.09)          (0.08)
------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $      8.91     $      8.91
------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                     (2.30%)         (2.41%)
==========================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)                           $       --+     $       --+
------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
------------------------------------------------------------------------------------------
     Net Expenses                                                     1.25%           1.75%
------------------------------------------------------------------------------------------
     Net Investment Income                                            6.99%           6.50%
------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements and Earnings Credits   11.01%          11.51%
------------------------------------------------------------------------------------------
     Net Investment Income Without Waivers, Reimbursements
        and Earnings Credits                                         (2.77%)         (3.26%)
------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                107%            107%
------------------------------------------------------------------------------------------

 (1) Total return figures do not include the effect of any front-end or deferred sales load.
  +  Amounts round to less than a million.
  #  Short periods have been annualized.
  ~  Commencement of offering of class of shares.

JPMORGAN INTERMEDIATE BOND FUND@

                                                                                                      CLASS A
                                                                                                 ----------------
                                                                                                          2/16/01^
                                                                                                          THROUGH
PER SHARE OPERATING PERFORMANCE:                                                                         10/31/01
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                             $          10.03
-----------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                                                                   0.35
     Net gains or losses in securities
     (both realized and unrealized)                                                                          0.45

     Total from investment operations                                                                        0.80
   Less distributions:
     Dividends from net investment income                                                                   (0.35)
     Distributions from capital gains                                                                          --
                                                                                                 ----------------
     Total distributions                                                                                    (0.35)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                   $          10.48
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                                                             8.19%
=================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                                          $              4
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-----------------------------------------------------------------------------------------------------------------
     Net Expenses                                                                                            0.90%
-----------------------------------------------------------------------------------------------------------------
     Net investment income                                                                                   4.95%
-----------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and earnings credits                                           1.43%
-----------------------------------------------------------------------------------------------------------------
     Net investment income without waivers, reimbursements and earnings credits                              4.42%
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                                       238%
-----------------------------------------------------------------------------------------------------------------

 @  Formerly Chase Vista Select Intermediate Bond Fund.
 ^  Commencement of offering of class of shares.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
 #  Short periods have been annualized.

JPMORGAN SHORT-TERM BOND FUND

                                                                                                                          CLASS A
                                                                                                                 ----------------
                                                                                                                          9/10/01~
                                                                                                                          THROUGH
PER SHARE OPERATING PERFORMANCE:                                                                                         10/31/01
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                                             $           9.87
---------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                                                                                   0.05
     Net gain or Loss in securities
     (both realized and unrealized)                                                                                          0.15
                                                                                                                 ----------------
     Total from investment operations                                                                                        0.20
   Less distributions:
     Dividends from net investment income                                                                                   (0.06)
     Distributions from capital gains                                                                                          --
                                                                                                                 ----------------
     Total distributions                                                                                                    (0.06)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                                   $          10.01
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                                                                             2.01%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                                                          $              2
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
---------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                                                                                            0.75%
---------------------------------------------------------------------------------------------------------------------------------
     Net investment income                                                                                                   3.62%
---------------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and earnings credits                                                          10.76%
---------------------------------------------------------------------------------------------------------------------------------
     Net investment income without waivers, reimbursements and earnings credits                                             (6.39%)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                                                       160%
---------------------------------------------------------------------------------------------------------------------------------

 (1) Total return figures do not include the effect of any front-end or deferred sales load.
   # Short periods have been annualized.
  ~  Commencement of offering of class of shares.

JPMORGAN STRATEGIC INCOME FUND^

                                                  CLASS A                        CLASS B                      CLASS C
                                        ----------------------------- ---------------------------- ------------------------------
                                            YEAR      YEAR  11/30/98*     YEAR      YEAR  11/30/98*    YEAR      YEAR   11/30/98*
                                           ENDED     ENDED   THROUGH     ENDED     ENDED   THROUGH    ENDED     ENDED    THROUGH
PER SHARE OPERATING PERFORMANCE:        10/31/01  10/31/00  10/31/99  10/31/01  10/31/00  10/31/99 10/31/01  10/31/00   10/31/99
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period    $   9.05   $  9.59   $ 10.00  $   9.05  $   9.59   $ 10.00 $   9.05   $  9.59   $  10.00
---------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                  0.62      0.78      0.72      0.57      0.74      0.71     0.57      0.74       0.71
     Net gains or losses in securities
     (both realized and unrealized)        (0.20)    (0.53)    (0.41)    (0.20)    (0.53)    (0.41)   (0.20)    (0.53)     (0.41)
                                        --------   -------   -------  --------  --------   -------  -------    ------    -------
     Total from investment operations       0.42      0.25      0.31      0.37      0.21       0.3     0.37      0.21        0.3
   Distributions to shareholders from:
     Dividends from net investment
        income                              (0.6)    (0.78)    (0.72)    (0.55)    (0.74)    (0.71)   (0.55)    (0.74)     (0.71)
     Distributions from capital gains         --        --        --        --        --        --       --        --         --
     Tax return of capital                 (0.02)    (0.01)       --     (0.02)    (0.01)    (0.02)   (0.02)    (0.01)        --
                                        --------   -------   -------  --------  --------   -------  -------    ------    -------
     Total dividends and distributions     (0.62)    (0.79)    (0.72)    (0.57)    (0.75)    (0.71)   (0.57)    (0.75)     (0.71)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period          $   8.85   $  9.05   $  9.59  $   8.85  $   9.05   $  9.59 $   8.85   $  9.05   $   9.59
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                            4.73%     2.59%     3.23%     4.20%     2.17%     3.13%    4.21%     2.15%      3.12%
=================================================================================================================================
Net assets, end of period (in
   millions)                            $      2   $     2   $     3  $      8  $      8   $     5 $      3   $     2   $      4
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
---------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                           1.25%     1.11%     0.15%     1.75%     1.53%     0.17%    1.75%     1.49%      0.17%
---------------------------------------------------------------------------------------------------------------------------------
     Net investment income                  6.81%     7.84%     8.38%     6.35%     7.42%     8.40%    6.33%     7.46%      8.40%
---------------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers,
        reimbursements and earnings
        credits                             2.75%     2.43%     3.59%     3.25%     3.06%     3.98%    3.25%     2.89%      3.98%
---------------------------------------------------------------------------------------------------------------------------------
     Net investment income without
        waivers, reimbursements and
        earnings credits                    5.31%     6.52%     4.94%     4.85%     5.89%     4.59%    4.83%     6.06%      4.59%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                      174%      113%      136%      174%      113%      136%     174%      113%       136%
----------------------------------------------------------------------------------------------------------------------------------

 *  Commencement of operations.
 #  Short periods have been annualized.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
 ^  Formerly Chase Vista Strategic Income Fund.

JPMORGAN U.S. TREASURY INCOME FUND ^

                                                                                             CLASS A
                                                              ---------------------------------------------------------------------
                                                                                           YEAR ENDED
                                                              ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                                  10/31/01      10/31/00      10/31/99      10/31/98      10/31/97
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $     10.77   $     10.67   $     11.66   $     11.26   $     11.13
-----------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                            0.39          0.68          0.71          0.75          0.66
     Net gains or (losses) in securities
     (both realized and unrealized)                                   1.15           0.1         (0.99)          0.4          0.13
                                                               -----------   -----------   -----------   -----------   ------------
     Total from investment operations                                 1.54          0.78         (0.28)         1.15          0.79
   Distributions to shareholders from:
     Dividends from net investment income                            (0.54)        (0.68)        (0.71)        (0.75)        (0.66)
     Distributions from capital gains                                   --            --            --            --            --
                                                               -----------   -----------   -----------   -----------   ------------
     Total dividends and distributions                               (0.54)        (0.68)        (0.71)        (0.75)        (0.66)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $     11.77   $     10.77   $     10.67   $     11.66   $     11.26
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                     14.72%         7.63%        (2.41)%       10.59%         7.35%
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                        $        46   $        41   $        69   $        63   $        85
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                                     0.75%         0.75%         0.75%         0.79%         0.90%
-----------------------------------------------------------------------------------------------------------------------------------
     Net investment income                                            3.46%         6.45%         6.40%         6.53%         5.97%
-----------------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and earnings
        credits                                                       1.35%         1.30%         1.32%         1.30%         1.21%
-----------------------------------------------------------------------------------------------------------------------------------
     Net investment income without waivers, reimbursements
        and earnings credits                                          2.86%         5.90%         5.83%         6.02%         5.66%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                134%           29%           59%           75%          179%
-----------------------------------------------------------------------------------------------------------------------------------

 (1) Total return figures do not include the effect of any front-end or deferred sales load.
  ^  Formerly Chase Vista U.S. Treasury Income Fund.

JPMORGAN U.S. TREASURY INCOME FUND^

                                                                                            CLASS B
                                                               ------------------------------------------------------------------
                                                                                           YEAR ENDED
                                                               ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                                  10/31/01      10/31/00      10/31/99      10/31/98     10/31/97
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $     10.75   $     10.67   $     11.66   $     11.25   $    11.11
---------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                            0.29          0.59          0.61          0.65         0.58
     Net gains or (losses) in securities
     (both realized and unrealized)                                   1.15          0.08         (0.99)         0.41         0.13
                                                               -----------   -----------   -----------   -----------   ----------
     Total from investment operations                                 1.44          0.67         (0.38)         1.06         0.71
   Distributions to shareholders from:
     Dividends from net investment income                            (0.44)        (0.59)        (0.61)        (0.65)       (0.57)
     Distributions from capital gains                                   --            --            --            --           --
                                                               -----------   -----------   -----------   -----------   ----------
     Total dividends and distributions                               (0.44)        (0.59)        (0.61)        (0.65)       (0.57)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $     11.75   $     10.75   $     10.67   $     11.66   $    11.25
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                     13.74%         6.49%        (3.27%)        9.68%        6.56%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                        $        20   $        16   $        16   $        14   $       11
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                                     1.64%         1.64%         1.64%         1.64%        1.64%
---------------------------------------------------------------------------------------------------------------------------------
     Net investment income                                            2.59%         5.56%         5.51%         5.69%        5.24%
---------------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and earnings
        credits                                                       1.85%         1.80%         1.82%         1.79%        1.71%
---------------------------------------------------------------------------------------------------------------------------------
     Net investment income without waivers, reimbursements
        and earnings credits                                          2.38%         5.40%         5.33%         5.54%        5.17%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                134%           29%           59%           75%         179%
---------------------------------------------------------------------------------------------------------------------------------

 (1) Total return figures do not include the effect of any front-end or deferred sales load.
  ^  Formerly Chase Vista U.S. Treasury Income Fund.

                      This page intentionally left blank.

    HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy shares through an institution Please contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

                       JPMorgan Funds Fulfillment Center
                               393 Manley Street
                        West Bridgewater, MA 02379-1039

The Fund's Investment Company Act File Nos. are 811-7342 for Short Term Bond Fund, Bond Fund and Global Strategic Income Fund -- 811-7843 for Bond Fund II and Intermediate Bond Fund and 811-5151 for Strategic Income Fund and U.S. Treasury Income Fund.

         (c) J.P. Morgan Chase & Co. All Rights Reserved. February 2002

                                                                    PR-FIABC-302

                                                    PROSPECTUS FEBRUARY 28, 2002

JPMORGAN INCOME FUNDS

INSTITUTIONAL CLASS SHARES

BOND FUND

GLOBAL STRATEGIC INCOME FUND

SHORT TERM BOND FUND

                                               THE SECURITIES AND EXCHANGE

                                               COMMISSION HAS NOT APPROVED OR

                                               DISAPPROVED OF THESE SECURITIES

                                               OR DETERMINED IF THIS PROSPECTUS

                                               IS TRUTHFUL OR COMPLETE. ANY

                                               REPRESENTATION TO THE CONTRARY IS

                                               A CRIMINAL OFFENSE

[JPMORGAN FLEMING LOGO]

Asset Management

CONTENTS
Bond Fund                                           1
Global Strategic Income Fund                        7
Short Term Bond Fund                               12
The Funds' Management and Administration           18
How Your Account Works                             19
   Buying Fund Shares                              19
   Selling Fund Shares                             19
   Other Information Concerning the Funds          20
   Distributions and Taxes                         21
Investments                                        22
Risk and Reward Elements                           24
Financial Highlights of the Funds                  27
How To Reach Us                            Back cover

JPMorgan BOND FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 22-26.

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments, including U.S. government and agency securities, corporate bonds, private placements, asset-backed and mortgage-backed securities, that it believes have the potential to provide a high total return over time. "Assets" means net assets plus the amount of borrowings for investment purposes. These securities may be of any maturity, but under normal market conditions the management team will keep the Fund's duration within one year of that of the Salomon Smith Barney Broad Investment Grade Bond Index (currently about five years).

Up to 25% of assets may be invested in foreign securities, including debt securities denominated in foreign currencies of developed countries. The Fund typically hedges its non-dollar investments back to the U.S. dollar. At least 75% of assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody's Investors Service, Inc. (Moody's), Standard
& Poor's Corporation (S&P) or Fitch Investor Service Inc. (Fitch), or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality, including at least 65% A or better. No more than 25% of assets may be invested in securities rated B or BB (junk bonds).

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes and in variable rate securities, whose interest rates are changed periodically.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various investments and for risk management. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     -  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     -  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

     INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process. Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

If the interest rate on floating rate or variable rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

The Fund may use future contracts and other derivatives to help manage duration, yield curve exposures, and credit and spread volatility.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     -  WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
     -  WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     -  ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
     -  REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Salomon Smith Barney Broad Investment Grade Bond Index and the Lipper Intermediate Investment Grade Debt Funds Index, widely recognized market benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART OF YEAR-BY-YEAR RETURNS*,(1)]

1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
6.53%   9.98%  -2.68%  18.42%   3.30%   9.29%   7.54%  -0.55%  10.93%   7.30%

BEST QUARTER                6.30%
                2nd quarter, 1995
WORST QUARTER              -2.38%
                1st quarter, 1994

* PRIOR TO A MERGER EFFECTIVE 9/7/01, THE FUND OPERATED IN A MASTER-FEEDER STRUCTURE. THE FUND'S PERFORMANCE FOR THE PERIOD BEFORE THE INSTITUTIONAL CLASS WAS LAUNCHED ON 9/10/01 IS BASED ON THE PERFORMANCE OF THE INSTITUTIONAL FEEDER (WHOSE INVESTMENT PROGRAM WAS IDENTICAL TO AND
     WHOSE EXPENSES WERE SUBSTANTIALLY SIMILAR TO THOSE OF THE INSTITUTIONAL CLASS SHARES) FROM 7/26/93 TO 9/10/01. RETURNS FOR THE PERIOD 7/12/93 THROUGH 7/26/93 REFLECT PERFORMANCE OF THE RETAIL FEEDER AND FROM 1/1/92 TO 7/12/93, THE PIERPONT BOND FUND, THE FUND'S PREDECESSOR.

(1)  THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2001*

                                        PAST 1 YEAR   PAST 5 YRS    PAST 10 YRS
--------------------------------------------------------------------------------
 INSTITUTIONAL CLASS SHARES --
 RETURN BEFORE TAXES                    7.30          6.83          6.85
--------------------------------------------------------------------------------
 INSTITUTIONAL CLASS SHARES -- RETURN
 AFTER TAXES ON DISTRIBUTIONS           4.81          4.10          4.21
--------------------------------------------------------------------------------
 INSTITUTIONAL CLASS SHARES -- RETURN
 AFTER TAXES ON DISTRIBUTIONS
 AND SALE OF FUND SHARES                4.54          4.11          4.20
--------------------------------------------------------------------------------
 SALOMON SMITH BARNEY BROAD
 INVESTMENT GRADE BOND INDEX
 (REFLECTS NO DEDUCTION FOR FEES,
 EXPENSES OR TAXES)                     8.52          7.44          7.28
--------------------------------------------------------------------------------
 LIPPER INTERMEDIATE INVESTMENT GRADE
 DEBT FUNDS INDEX (REFLECTS NO
 DEDUCTION FOR TAXES)                   8.22          6.82          6.76
--------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* SEE FOOTNOTE ON PREVIOUS PAGE.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES(%)(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)

 MANAGEMENT FEES                                                  0.30
 DISTRIBUTION (RULE 12b-1) FEES                                   NONE
 SHAREHOLDER SERVICE FEES                                         0.10
 OTHER EXPENSES(1)                                                0.19
--------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                         0.59
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                         (0.10)
--------------------------------------------------------------------------------
 NET EXPENSES(2)                                                  0.49
--------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.49% OF THEIR AVERAGE DAILY NET ASSETS THROUGH 12/31/04.

EXAMPLE The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 12/31/04 and total operating expenses thereafter.

The example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 YOUR COST ($)

 (WITH OR WITHOUT REDEMPTION)   50         159         300         710
--------------------------------------------------------------------------------

JPMorgan GLOBAL STRATEGIC INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 22-26.

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of fixed income securities of foreign and domestic issuers.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests in a wide range of debt securities from the U.S. and other markets, both developed and emerging. Issuers may include governments, corporations, financial institutions, and supranational organizations that the Fund believes have the potential to provide a high total return over time.

At least 40% of total assets must be invested in securities that, at the time of purchase, are rated investment grade or better by Moody's Investors Service, Inc. (Moody's), Standard &Poor's Corporation (S&P) Fitch Investor's Services, Inc. (Fitch) or the equivalent by another national rating organization, or in securities which are unrated but are deemed by the adviser to be of comparable quality.

The balance of assets must be invested in securities rated B or higher at the time of purchase (or the unrated equivalent), except that the Fund's emerging market component has no minimum quality rating and may invest without limit in securities that are in the lowest rating categories (or the unrated equivalent). Securites rated below investment grade are sometimes called junk bonds.

The adviser uses the following model sector allocation as a basis for its sector allocation, although the actual allocations are adjusted periodically within the indicated ranges.

- 12% international non-dollar (range 0-25%)

- 35% public/private mortgages (range 20-45%)

- 15% public/private corporates (range 5-25%)

- 15% emerging markets (range 0-25%)

- 23% high yield corporates (range 13-33%)

Within each sector, a dedicated team handles securities selection. The Fund typically hedges its non-dollar investments in developed countries back to the U.S. dollar.

The Fund may invest in floating rate securities whose interest rate adjusts automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may also invest in high-quality, short-term money market instruments and derivatives, which are investments that have a value based on another investment exchange rate or index.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM),the adviser, employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

     INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

Because of credit and foreign and emerging market investment risks, the Fund's performance is likely to be more volatile than that of most fixed income funds.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

If the interest rate on floating rate or variable rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Because the Fund seeks higher returns by investing in junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. Investors should be prepared for risks that exceed those of more traditional bond funds.

The Fund may use future contracts and other derivatives to help manage duration, yield curve exposures, and credit and spread volatility. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
-  WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF A TYPICAL INTERMEDIATE BOND FUND
-  WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS
-  WANT TO ADD A NON-U.S. INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO.
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
-  ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
-  HAVE A SHORT-TERM INVESTMENT HORIZON
-  ARE ADVERSE TO BELOW INVESTMENT GRADE SECURITIES
-  REQUIRE STABILITY OF PRINCIPAL
-  ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Institutional Class Shares has varied from year to year over the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Lehman Brothers Aggregate Bond Index and the Lipper Multi Sector Income Funds Index, widely recognized market benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART OF YEAR-BY-YEAR RETURNS*,(1),(2)]

1998    1999    2000    2001
2.59%  2.51%   7.98%    4.00%

----------------------------------
BEST QUARTER                 3.27%
----------------------------------
                 4th quarter, 2001
----------------------------------
WORST QUARTER               -1.45%
----------------------------------
                 3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2001*,(1),(2)

                                                      PAST 1 YR.    LIFE OF FUND
--------------------------------------------------------------------------------
 INSTITUTIONAL CLASS SHARES -- RETURN BEFORE TAXES    4.00          5.31
--------------------------------------------------------------------------------
 INSTITUTIONAL CLASS SHARES -- RETURN AFTER TAXES
 ON DISTRIBUTIONS                                     1.02          2.24
--------------------------------------------------------------------------------
 INSTITUTIONAL CLASS SHARES -- RETURN AFTER TAXES
 ON DISTRIBUTIONS AND SALE OF FUND SHARES             2.41          2.70
--------------------------------------------------------------------------------
 LEHMAN BROTHERS AGGREGATE BOND INDEX (REFLECTS NO
 DEDUCTION FOR FEES, EXPENSES OR TAXES)               8.42          7.96
--------------------------------------------------------------------------------
 LIPPER MULTI SECTOR INCOME FUNDS INDEX (REFLECTS NO
 DEDUCTION FOR TAXES)                                 3.37          2.92
--------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

 *   PRIOR TO 9/10/01, THE FUND HAD ONLY ONE CLASS OF SHARES, AND OPERATED IN
     A MASTER-FEEDER STRUCTURE. AS OF 9/10/01, THE FUND'S EXISTING SHARE
     CLASS WAS RE-NAMED "INSTITUTIONAL." THE FUND'S PERFORMANCE FOR THE PERIOD 3/17/97 THROUGH 9/10/01 REFLECTS THE PERFORMANCE OF THE INSTITUTIONAL FEEDER.

(1)  THE FUND'S FISCAL YEAR END IS 10/31.
(2) THE FUND COMMENCED OPERATIONS ON 3/17/97. PERFORMANCE OF THE BENCHMARKS IS AS OF 3/31/97.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)

 MANAGEMENT FEES                                                   0.45
 DISTRIBUTION (RULE 12b-1) FEES                                    NONE
 SHAREHOLDER SERVICE FEES                                          0.10
 OTHER EXPENSES(1)                                                 0.33
--------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                          0.88
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                          (0.23)
--------------------------------------------------------------------------------
 NET EXPENSES(2)                                                   0.65
--------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.65% OF THEIR AVERAGE DAILY NET ASSETS THROUGH 12/31/04.

EXAMPLE The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 12/31/04 and total operating expenses thereafter.

The example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)   66         212         421         1,021
--------------------------------------------------------------------------------

JPMorgan SHORT TERM BOND FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 22-26.

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return, consistent with low volatility of principal.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments. "Assets" means net assets plus the amount of borrowings for investment purposes. These investments can include U.S. government and agency securities, domestic and foreign corporate bonds, private placements, asset-backed and mortgage-related securities, and money market instruments, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the Fund's duration will range between one and three years, similar to that of the Merrill Lynch 1-3 Year Treasury Index. The dollar weighted average maturity of the Fund's portfolio will not exceed three years.

The Fund may make substantial investments in foreign debt securities, including 20% in debt securities denominated in foreign currencies of developed countries. The Fund typically hedges its non-dollar investments back to the U.S. dollar.

At least 90% of assets must be invested in securities that, at the time of purchase, are rated investment grade by Moody's Investors Service, Inc., Standard & Poor's Corporation, Fitch, Inc., or the equivalent by another national rating organization including at least 75% A or better. It also may invest in unrated securities deemed by the adviser to be of comparable quality. No more than 10% of assets may be invested in securities rated B or BB (junk bonds).

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes and in variable rate securities, whose interest rates are changed periodically.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various investments and for risk management. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     -  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     -  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM) employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

     INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED, OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Although any rise in interest rates is likely to cause a fall in the price of bonds, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income, and during periods of declining interest rates, may offer lower total returns than bond funds with longer durations.

The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities. The Fund uses futures contracts and other derivatives to help manage duration, yield curve exposure, and credit and spread volatility.

The Fund may use future contracts and other derivatives to help manage duration, yield curve exposures, and credit and spread volatility. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation or lack of adequate and accurate information.

The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.

If the interest rate on floating rate or variable rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     -  WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
     -  WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     -  ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
     -  REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past eight calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Merrill Lynch 1-3 Year Treasury Index and the Lipper Short-Term Investment Grade Debt Funds Index, widely recognized market benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART OF YEAR-BY-YEAR RETURNS*,(1)]

 1994    1995    1996    1997    1998    1999    2000    2001
0.36%   10.80%   5.10%   6.40%   7.04%  3.21%   7.23%    7.60%

-------------------------------------------
  BEST QUARTER                    3.40%
-------------------------------------------
                      3rd quarter, 2001
-------------------------------------------
 WORST QUARTER                   -0.47%
-------------------------------------------
                      1st quarter, 1994

* PRIOR TO A MERGER EFFECTIVE 9/7/01, THE FUND OPERATED IN A MASTER-FEEDER STRUCTURE. THE FUND'S PERFORMANCE FOR THE PERIOD BEFORE THE INSTITUTIONAL CLASS WAS LAUNCHED ON 9/10/01 IS BASED ON THE PERFORMANCE OF THE INSTITUTIONAL FEEDER (WHOSE INVESTMENT PROGRAM WAS IDENTICAL TO AND WHOSE EXPENSES WERE SUBSTANTIALLY SIMILAR TO THOSE OF THE INSTITUTIONAL CLASS SHARES) FROM 9/13/93 TO 9/10/01. RETURNS FOR THE PERIOD 7/8/93 THROUGH 9/13/93 REFLECT PERFORMANCE OF THE RETAIL FEEDER.
(1)  THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS(%)

Shows performance over time, for periods ended December 31, 2001*,(1)

                                         PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND
 INSTITUTIONAL CLASS SHARES -- RETURN
 BEFORE TAXES                            7.60         6.29          5.74
--------------------------------------------------------------------------------
 INSTITUTIONAL CLASS SHARES -- RETURN
 AFTER TAXES ON DISTRIBUTIONS            5.39         3.82          3.39
--------------------------------------------------------------------------------
 INSTITUTIONAL CLASS SHARES -- RETURN
 AFTER TAXES ON DISTRIBUTIONS AND SALE
 OF FUND SHARES                          4.66         3.79          3.40
--------------------------------------------------------------------------------
 MERRILL LYNCH 1-3 YEAR TREASURY
 INDEX (REFLECTS NO DEDUCTION FOR FEES,
 EXPENSES OR TAXES)                      8.30         6.59          6.06
--------------------------------------------------------------------------------
 LIPPER SHORT-TERM INVESTMENT GRADE
 DEBT FUNDS INDEX (REFLECTS NO
 DEDUCTION FOR TAXES)                    7.33         6.02          5.86
--------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    SEE FOOTNOTE ON PREVIOUS PAGE.
(1) THE FUND COMMENCED OPERATIONS ON 7/8/93. PERFORMANCE OF THE BENCHMARKS IS AS OF 7/31/93.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%)(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)

 MANAGEMENT FEES                                                    0.25
 DISTRIBUTION (RULE 12b-1) FEES                                     NONE
 SHAREHOLDER SERVICE FEES                                           0.10
 OTHER EXPENSES(1)                                                  0.21
--------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                           0.56
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                           (0.26)
--------------------------------------------------------------------------------
 NET EXPENSES(2)                                                    0.30

1 "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.

2 REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.30% OF
   THEIR AVERAGE DAILY NET ASSETS THROUGH 12/31/04.

EXAMPLE The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 12/31/04 and total operating expenses thereafter.

The example is for comparison only; the actual return of the Institutional Class Shares and your actual costs may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     LIFE OF FUND
--------------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)   31         101         236         627
--------------------------------------------------------------------------------

                    THE FUNDS' MANAGEMENT AND ADMINISTRATION

Bond, Global Strategic Income and Short Term Bond Funds are series of J.P. Morgan Institutional Funds, a Massachusetts business trust. The Enhanced Income Fund is a series of J.P. Morgan Series Trust, a Massachusetts business trust. The Trust is governed by trustees who are responsible for overseeing all business activities.

FUNDS' INVESTMENT ADVISER
JPMIM is the investment adviser and makes the day-to-day investment decisions for the Funds. JPMIM is located at 522 5th Avenue, New York, NY 10036. JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended, the adviser was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

                               FISCAL
 FUND                          YEAR END    %
-----------------------------------------------
 BOND FUND                     10/31      0.30
-----------------------------------------------
 GLOBAL STRATEGIC INCOME FUND  10/31      0.45
-----------------------------------------------
 SHORT TERM BOND FUND          10/31      0.25
-----------------------------------------------

THE PORTFOLIO MANAGERS
The Funds are managed by a team of individuals at JPMIM.

THE FUNDS' ADMINISTRATOR

JPMorgan Chase Bank (Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Funds have agreements with certain shareholder servicing agents (including JPMorgan Chase Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.10% of the average daily net assets of the Institutional Class Shares of each Fund held by investors serviced by the shareholder servicing agent.

The advisers and/or J.P. Morgan Fund Distributors Inc. (JPMFD) may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUNDS' DISTRIBUTOR
JPMFD is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES
You don't pay any sales charge (sometimes called a load) when you buy Institutional Class Shares in these Funds. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything the particular Fund owns, minus everything it owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange. You'll pay the next NAV calculated after the JPMorgan Institutional Funds Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

You can buy Institutional Class Shares through financial service firms, such as broker-dealers and banks that have an agreement with the Funds, or directly from the JPMorgan Institutional Funds Service Center. Shares are available on any business day the New York Stock Exchange is open. If we receive your order by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price. If you buy through an agent and not directly from the JPMorgan Institutional Funds Service Center, the agent could set an earlier deadline.

All purchases of Institutional Class Shares must be paid for by 4:00 p.m. Eastern time on the settlement date or the order will be canceled. Any funds received in connection with late orders will be invested on the following business day. You must provide a Taxpayer Identification Number when you open an account. The Funds have the right to reject any purchase order or to cease offering shares at any time.

To open an account, buy or sell shares or get fund information, call the JPMorgan Institutional Funds Service Center at 1-800-766-7722

or

complete an application form and mail it along with a check for the amount you want to invest to:

JPMORGAN INSTITUTIONAL FUNDS
SERVICE CENTER
500 STANTON CHRISTIANA ROAD
NEWARK, DE 19713

MINIMUM INVESTMENTS
Investors must buy a minimum $3,000,000 worth of Institutional Class Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Institutional Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment maybe less for certain investors.

SELLING FUND SHARES
When you sell your shares you'll receive the next NAV calculated after the JPMorgan Institutional Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Institutional Funds Service Center must receive your request before the close of regular trading on the New York Stock Exchange.

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. We will not accept an order to sell shares if the Fund has not collected your payment for the shares. Federal law allows the Funds to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.

You may sell your shares in two ways:

THROUGH YOUR FINANCIAL SERVICE FIRMS
Tell your firm which Funds you want to sell. They'll send all necessary documents to the JPMorgan Institutional Funds Service Center. Your firm might charge you for this service.

THROUGH THE JPMORGAN INSTITUTIONAL FUNDS SERVICE CENTER
Call 1-800-766-7722. We'll send the proceeds by wire only to the bank account on our records.

REDEMPTIONS-IN-KIND
Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES
You can exchange your Institutional Class Shares for shares of the same class or Ultra Shares in certain other JPMorgan Funds. You will need to meet any minimum investment requirement. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange. Call 1-800-766-7722 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information (SAI) to find out more about the exchange privilege.

EXCHANGING BY PHONE
You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Institutional Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUNDS
We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We'll give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Institutional Funds Service Center by telephone. This may be true at time of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

PLEASE WRITE TO:
JP MORGAN INSTITUTIONAL FUNDS
SERVICE CENTER
500 STANTON CHRISTIANA ROAD
NEWARK, DE 19713

Each Fund may issue multiple classes of shares. This prospectus relates only to Institutional Class Shares of the Funds. Each class may have different requirements for who may invest. A person who gets compensated for selling Fund shares may recieve a different amount for each class.

DISTRIBUTIONS AND TAXES
The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Bond, Global Strategic Income and Short Term Bond Funds declare ordinary income dividends daily and pay them monthly. Each Fund makes capital gains distributions, if any, once a year. The Funds may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, each Fund may also make fewer payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of a Fund's net investment income and net capital gain.

You have three options for your distributions. You may:

-  reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

INVESTMENTS
This table discusses the customary types of investments which can be held by the Funds. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.

ASSET-BACKED SECURITIES Interests in a stream of payments from specific assets, such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P, Moody's or other nationally recognized statistical rating organization.

CONVERTIBLE SECURITIES Domestic and foreign debt securities that can be converted into equity securities at a future time and price.

CORPORATE BONDS Debt securities of domestic and foreign industrial, utility, banking, and other financial institutions.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.

MORTGAGE-BACKED SECURITIES Domestic and foreign securities (such as Ginnie Maes, Freddie Macs, Fannie Maes) which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.

MORTGAGE DOLLAR ROLLS The sale of domestic and foreign mortgage-backed securities with the promise to purchase similar securities at a later date. Segregated liquid assets are used to offset leverage risk.

PARTICIPATION INTERESTS Interests that represent a share of bank debt or similar securities or obligations.

PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an institutional investor.

REITS AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of issuers that invest in real estate or are secured by real estate.

REPURCHASE AGREEMENTS Contracts whereby the Fund agrees to purchase a security and resell it to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF SUPRANATIONAL ORGANIZATIONS Dollar-or non-dollar-denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.

SWAPS Contractual agreement whereby a party agrees to exchange periodic payments with a counterparty. Segregated liquid assets are used to offset leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

*        Typically invests in
#        Permitted, but no intention to use currently
--       Not permitted

                                                                                   GLOBAL STRATEGIC
         RELATED TYPES OF RISK                                        BOND              INCOME           SHORT TERM BOND
------------------------------------------------------------------------------------------------------------------------
credit, interest rate, market, prepayment                               *                  #                    *

credit, currency, liquidity, political                                  *(1)               *                    *

credit, currency, interest rate, liquidity, market, political           *(1)               *                    *

credit, currency, interest rate, liquidity, market, political,
valuation                                                               #(1)               #                    #

credit, currency, interest rate, liquidity, market, political,
valuation                                                               *(1)               *                    *

credit, environmental, extension, interest rate, liquidity,
market, natural event, political, prepayment, valuation                 #                  #                    #

credit, currency, extension, interest rate, leverage,
market, political, prepayment                                           *(1)               *                    *

currency, extension, interest rate, leverage,
liquidity, market, political, prepayment                                *(1,2)             *(2)                 *(2)

credit, currency, extension, interest rate, liquidity,
political, prepayment                                                   #                  #                    #

credit, interest rate, liquidity, market, valuation                     *                  *                    #

credit, interest rate, liquidity, market, natural event,
prepayment, valuation                                                   #                  #                    #

credit                                                                  #                  #                    #

credit, leverage                                                        #(2)               #(2)                 #(2)

credit, currency, interest rate, market, political                      *(1)               *                    #

credit, currency, interest rate, leverage, market, political            *                  #                    #

credit, interest rate, market, natural event, political                 #                  #                    #

interest rate                                                           *                  *                    *

credit, currency, interest rate, liquidity, market, political,
valuation                                                               #(1)               #                    #

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

1 All foreign securities in the aggregate may not exceed 25% of the Fund's assets.

2 All forms of borrowing (including securities lending, mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS FOR THE FUNDS
This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.

POTENTIAL RISKS                            POTENTIAL REWARDS                          POLICIES TO BALANCE RISK AND REWARD
MARKET CONDITIONS

- Each Fund's share price, yield, and    - Bonds have generally outperformed money  - Under normal circumstances the Funds plan
  total return will fluctuate in           market investments over the long term,     to remain fully invested in bonds and other
  response to bond market movements        with less risk than stocks                 fixed income securities
- The value of most bonds will fall      - Most bonds will rise in value when       - Bond investments may include U.S. and
  when interest rates rise; the longer     interest rates fall                        foreign corporate and government bonds,
  a bond's maturity and the lower its    - Mortgage-backed and asset-backed           mortgage-backed and asset-backed securities,
  credit quality, the more its value       securities and direct mortgages can        convertible securities, participation
  typically falls                          offer attractive returns                   interests and private placements
- Adverse market conditions may from                                                - The Funds seek to limit risk and enhance
  time to time cause a Fund to take                                                   total return or yields through careful
  temporary defensive positions that                                                  management, sector allocation, individual
  are inconsistent with its principal                                                 securities selection, and duration
  investment strategies and may hinder                                                management
  a Fund from achieving its investment                                              - During severe market downturns, the Funds
  objective                                                                           have the option of investing up to 100% of
- Mortgage-backed and asset-backed                                                    assets in high quality short-term
  securities (securities representing                                                 instruments
  an interest in, or secured by, a pool                                             - Each adviser monitors interest rate trends,
  of mortgages or other assets such as                                                as well as geographic and demographic
  receivables) and direct mortgages                                                   information related to mortgage-backed
  could generate capital losses or                                                    securities and mortgage prepayments
  periods of low yields if they are
  paid off substantially earlier or
  later than anticipated

CREDIT QUALITY
- The default of an issuer would leave   - Investment-grade bonds have a lower      - Each Fund maintains its own policies for
  a Fund with unpaid interest or           risk of default                            balancing credit quality against potential
  principal                              - Junk bonds offer higher yields and         yields and gains in light of its investment
- Junk bonds (those rated BB, Ba or        higher potential gains                     goals
  lower) have a higher risk of default,                                             - Each adviser develops its own ratings of
  tend to be less liquid, and may be                                                  unrated securities and makes a credit
  more difficult to value                                                             quality determination for unrated securities

FOREIGN INVESTMENTS
- A Fund could lose money because of     - Foreign bonds, which represent a major   - Foreign bonds are a primary investment only
  foreign government actions, political    portion of the world's fixed income        for Global Strategic Income Fund and may be
  instability, or lack of adequate and     securities, offer attractive potential     a significant investment for Short Term Bond
  accurate information                     performance and opportunities for          and Bond Funds
- Currency exchange rate movements         diversification                          - To the extent that a Fund invests in foreign
  could reduce gains or create losses    - Favorable exchange rate movements could    bonds, it may manage the currency exposure
- Currency and investment risks tend to    generate gains or reduce losses            of its foreign investments relative to its
  be higher in emerging markets; these   - Emerging markets can offer higher          benchmark, and may hedge a portion of its
  markets also present higher liquidity    returns                                    foreign currency exposure into the U.S.
  and valuation risks                                                                 dollar from time to time (see also
                                                                                      "Derivatives"); these currency management
                                                                                      techniques may not be available for certain
                                                                                      emerging markets investments

    POTENTIAL RISKS                        POTENTIAL REWARDS                          POLICIES TO BALANCE RISK AND REWARD
WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES
- When a Fund buys securities before   - A Fund can take advantage of             - Each Fund segregates liquid assets to offset
  issue or for delayed delivery, it      attractive transaction opportunities       leverage risks
  could be exposed to leverage risk
  if it does not segregate liquid
  assets

MANAGEMENT CHOICES
- A Fund could underperform its        - A Fund could outperform its benchmark    - Each adviser focuses its active management
  benchmark due to its sector,           due to these same choices                  on those areas where it believes its
  securities or duration choices                                                    commitment to research can most enhance
                                                                                    returns and manage risks in a consistent way
DERIVATIVES
- Derivatives such as futures,         - Hedges that correlate well with          - The Funds use derivatives, such as futures,
  options, swaps and forward foreign     underlying positions can reduce or         options, swaps and forward foreign currency
  currency contracts(1) that are used    eliminate losses at low cost               contracts for hedging and for risk
  for hedging the portfolio or         - A Fund could make money and protect        management (i.e., to adjust duration or
  specific securities may not fully      against losses if management's analysis    yield curve exposure, or to establish or
  offset the underlying positions and    proves correct                             adjust exposure to particular securities,
  this could result in losses to the   - Derivatives that involve leverage could    markets, or currencies); risk management may
  Fund that would not have otherwise     generate substantial gains at low cost     include management of a Fund's exposure
  occurred                                                                          relative to its benchmark
- Derivatives used for risk management                                            - The Funds only establish hedges that they
  may not have the intended effects                                                 expect will be highly correlated with
  and may result in losses or missed                                                underlying positions
  opportunities                                                                   - While the Funds may use derivatives that
- The counterparty to a derivatives                                                 incidentally involve leverage, they do not
  contract could default                                                            use them for the specific purpose of
- Certain types of derivatives                                                      leveraging their portfolios
  involve costs to the Funds which
  can reduce returns
- Derivatives that involve leverage
  could magnify losses
- Derivatives used for non-hedging
  purposes could cause losses that
  exceed the original investment
- Derivatives may, for tax purposes,
  affect the character of gain and
  loss realized by a Fund, accelerate
  recognition of income to a Fund,
  affect the holding period of a
  Fund's assets and defer recognition
  of certain of a Fund's losses.

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

  POTENTIAL RISKS                          POTENTIAL REWARDS                          POLICIES TO BALANCE RISK AND REWARD
  SECURITIES LENDING
  - When a Fund lends a security, there    - A Fund may enhance income through the    - Each adviser maintains a list of approved
    is a risk that the loaned securities     investment of the collateral received      borrowers
    may not be returned if the borrower      from the borrower                        - The Funds receive collateral equal to at
    or the lending agent defaults                                                       least 100% of the current value of
  - The collateral will be subject to the                                               securities loaned plus accrued interest
    risks of the securities in which it                                               - The lending agents indemnify a Fund against
    is invested                                                                         borrower default
                                                                                      - Each adviser's collateral investment
                                                                                        guidelines limit the quality and duration of
                                                                                        collateral investment to minimize losses
                                                                                      - Upon recall, the borrower must return the
                                                                                        securities loaned within the normal
                                                                                        settlement period

  ILLIQUID HOLDINGS
  - A Fund could have difficulty valuing   - These holdings may offer more            - No Fund may invest more than 15% of net
    these holdings precisely                 attractive yields or potential growth      assets in illiquid holdings
  - A Fund could be unable to sell these     than comparable widely traded            - To maintain adequate liquidity to meet
    holdings at the time or price desired    securities                                 redemptions, each Fund may hold high quality
                                                                                        short-term instruments (including repurchase
                                                                                        agreements and reverse repurchase
                                                                                        agreements) and, for temporary or
                                                                                        extraordinary purposes, may borrow from
                                                                                        banks up to 33 1/3% of the value of its
                                                                                        total assets

  SHORT-TERM TRADING
  - Increased trading would raise a        - A Fund could realize gains in a short    - The Funds may use short-term trading to take
    Fund's transaction costs                 period of time                             advantage of attractive or unexpected
  - Increased short-term capital gains     - A Fund could protect against losses if     opportunities or to meet demands generated
    distributions would raise                a bond is overvalued and its value         by shareholder activity
    shareholders' income tax liability       later falls                              - The Funds' Portfolio Turnover Rate for
                                                                                        fiscal year ended 10/31/01 is listed below:

                                                                                         Bond Fund: 423%
                                                                                         Global Strategic Income Fund: 107%
                                                                                         Short Term Bond Fund: 160%

        FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which are available upon request.

JPMORGAN BOND FUND^

                                                                                               YEAR ENDED
                                                                         -------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                                         10/31/01    10/31/00   10/31/99    10/31/98    10/31/97
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                       $ 9.43      $ 9.41    $ 10.10      $10.01      $ 9.84
--------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income                                                   0.58@       0.60       0.57        0.64        0.65
     Net Gain or Loss in Securities (both realized and unrealized)           0.65        0.02      (0.57)       0.15        0.18
                                                                           ------      ------    -------      ------      ------
     Total from Investment Operations                                        1.23        0.62         --        0.79        0.83
  Less Distributions:
     Dividends from Net Investment Income                                   (0.58)      (0.60)     (0.57)      (0.63)      (0.64)
     Distributions from Capital Gains                                          --       (0.00)(2)  (0.12)      (0.07)      (0.02)
                                                                           ------      ------    -------      ------      ------
     Total Distributions                                                    (0.58)      (0.60)     (0.69)      (0.70)      (0.66)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                             $10.08      $ 9.43    $  9.41      $10.10      $10.01
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                13.46%       6.83%      0.03%       8.18%       8.78%
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
     Net Assets, End of Period (millions)                                  $1,016      $  907    $ 1,041      $1,001      $  912
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
--------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                                            0.49%       0.49%      0.50%       0.49%       0.50%
--------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income                                                   5.98%       6.37%      5.92%       6.32%       6.59%
--------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements and Earnings Credits           0.51%       0.49%      0.51%       0.50%       0.50%
--------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income Without Waivers, Reimbursements and
      Earnings Credits                                                       5.96%       6.37%      5.91%       6.31%       6.59%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate*                                                      423%        531%       465%        115%         93%
--------------------------------------------------------------------------------------------------------------------------------

   ^ Formerly J.P. Morgan Institutional Bond Fund.
   * Percentages prior to 9/10/01 reflect the portfolio turnover of The U.S. Fixed Income Portfolio, in which the Fund invested all of its investable assets.
  (2)Amount is less than $0.005
   @ Calculated based upon average shares outstanding.

JPMORGAN GLOBAL STRATEGIC INCOME FUND^

                                                                                                                         3/14/97*
                                                                                          YEAR ENDED                      Through
                                                                           ------------------------------------------
PER SHARE OPERATING PERFORMANCE:                                          10/31/01    10/31/00   10/31/99    10/31/98    10/31/97
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                       $ 9.29      $ 9.35    $  9.72      $10.16      $10.00
---------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income                                                   0.69@       0.88       0.62        0.75        0.46
     Net Gains or Losses In Securities (both realized and unrealized)       (0.16)      (0.25)     (0.37)      (0.45)       0.15
                                                                           ------      ------    -------      ------      ------
     Total from Investment Operations                                        0.53        0.63       0.25        0.30        0.61
  Distributions to Shareholders from:
     Dividends from Net Investment Income                                   (0.87)      (0.69)     (0.62)      (0.70)      (0.45)
     Distributions from Capital Gains                                                                 --       (0.02)
     Tax Return of Capital                                                     --          --         --       (0.02)         --
                                                                           ------      ------    -------      ------      ------
     Total Dividends and Distributions                                      (0.87)      (0.69)     (0.62)      (0.74)      (0.45)
Net Asset Value, End of Period                                             $ 8.95      $ 9.29    $  9.35      $ 9.72      $10.16
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                 5.86%       6.93%      2.62%       2.91%       6.15%
=================================================================================================================================
Net Assets, End Of Period (in Millions)                                    $  143      $  163    $   183      $  224      $  105
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
---------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                                            0.65%       0.65%      0.65%       0.65%       0.65%
---------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income                                                   7.50%       7.36%      6.70%       6.59%       7.12%
---------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements and Earnings Credits           0.80%       0.80%      0.78%       0.83%       1.18%
---------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income Without Waivers,
      Reimbursements and Earnings Credits                                    7.35%       7.21%      5.29%       6.41%       6.59%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate+                                                      107%        266%       318%        368%        212%
---------------------------------------------------------------------------------------------------------------------------------

* Commencement of operations.
# Short periods have been annualized.
^ Formerly J.P. Morgan Institutional Global Strategic Income Fund.
+ Percentages prior to 9/10/01 reflect the portfolio turnover of the Global
  Strategic Income Portfolio, in which the Fund invested all of its investable assets.
@ Calculated based upon average shares outstanding.

JPMORGAN SHORT TERM BOND FUND^

                                                                                               YEAR ENDED
                                                                          -------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                                          10/31/01    10/31/00   10/31/99    10/31/98    10/31/97
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                       $ 9.58      $ 9.67    $  9.96      $ 9.84      $ 9.85
---------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net Investment Income                                                     0.54@       0.60       0.58        0.59        0.61
   Net Gains or Losses in Securities (both realized and unrealized)          0.46       (0.08)     (0.29)       0.12       (0.01)
                                                                           ------      ------    -------      ------      ------
     Total from Investment Operations                                        1.00        0.52       0.29        0.71        0.60
Less Distributions:
   Dividends from Net Investment Income                                     (0.55)      (0.61)     (0.54)      (0.59)      (0.61)
   Distributions from Capital Gains                                            --          --      (0.04)         --          --
                                                                           ------      ------    -------      ------      ------
     Total Dividends and Distributions                                      (0.55)      (0.61)     (0.58)      (0.59)      (0.61)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                             $10.03      $ 9.58    $  9.67      $ 9.96      $ 9.84
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                10.70%       5.49%      3.03%       7.40%       6.24%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
     Net Assets, End of Period (in millions)                               $  697      $  415    $   354      $  233      $   27
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                                            0.30%       0.30%      0.29%       0.25%       0.25%
---------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income                                                   5.52%       6.30%      5.51%       5.84%       6.19%
---------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements and Earnings Credits           0.48%       0.47%      0.51%       0.62%       0.96%
---------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income Without Waivers, Reimbursements
       and Earnings Credits                                                  5.34%       6.13%      5.29%       5.47%       5.48%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate*                                                      160%        271%       398%        381%        219%
---------------------------------------------------------------------------------------------------------------------------------

^ Formerly J.P. Morgan Institutional Short Term Bond Fund.
* Percentages prior to 9/10/01 reflect the portfolio turnover of the Short Term Bond Portfolio, in which the Fund invested all of its investable assets.
@ Calculated based upon average shares outstanding.

                      This page intentionally left blank.

        HOW TO REACH US

MORE INFORMATION
For investors who want more information on their Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information or ask us any questions, by calling us at 1-800-766-7722 or writing to:

JPMORGAN INSTITUTIONAL FUNDS
SERVICE CENTER
500 STANTON CHRISTIANA ROAD
NEWARK, DELAWARE 19713

If you buy shares through an institution Please contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC'S Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC'S website at http://www.sec.gov.

                        JPMorgan Funds Fulfillment Center
                               393 Manley Street
                        West Bridgewater, MA 02379-1039

The Investment Company Act File Nos. are 811-07342 for JPMorgan Short Term Bond Fund, JPMorgan Bond Fund and JPMorgan Global Strategic Income Fund.

        (C) J.P. Morgan Chase & Co. All Rights Reserved. February 2002

                                                                      PR FII-302

                          PROSPECTUS FEBRUARY 28, 2002

--------------------------------------------------------------------------------
JPMORGAN INCOME FUNDS
SELECT CLASS SHARES

BOND FUND
BOND FUND II
FLEMING EMERGING MARKETS DEBT FUND
GLOBAL STRATEGIC INCOME FUND
INTERMEDIATE BOND FUND
SHORT TERM BOND FUND
STRATEGIC INCOME FUND
U.S. TREASURY INCOME FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[LOGO]JPMORGAN Fleming
Asset Management

CONTENTS

Bond Fund                                                                      1
Bond Fund II                                                                   7
Fleming Emerging Markets Debt Fund                                            14
Global Strategic Income Fund                                                  20
Intermediate Bond Fund                                                        26
Short Term Bond Fund                                                          33
Strategic Income Fund                                                         39
U.S. Treasury Income Fund                                                     45
The Funds' Management and Administration                                      50
How Your Account Works                                                        52
   Buying Fund Shares                                                         52
   Selling Fund Shares                                                        53
   Other Information Concerning the Funds                                     54
   Distributions and Taxes                                                    54
Investments                                                                   56
Risk and Reward Elements                                                      58
Financial Highlights of the Funds                                             61
How To Reach Us                                                       Back cover

JPMorgan BOND FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 56-60.

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments, including U.S. government and agency securities, corporate bonds, private placements, asset-backed and mortgage-backed securities, that it believes have the potential to provide a high total return over time. "Assets" means net assets plus the amount of borrowings for investment purposes. These securities may be of any maturity, but under normal market conditions the management team will keep the Fund's duration within one year of that of the Salomon Smith Barney Broad Investment Grade Bond Index (currently about five years).

Up to 25% of assets may be invested in foreign securities, including debt securities denominated in foreign currencies of developed countries. The Fund typically hedges its non-dollar investments back to the U.S. dollar. At least 75% of assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody's Investors Service, Inc. (Moody's), Standard &Poor's Corporation (S&P) or Fitch Investor Service Inc. (Fitch), or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality, including at least 65% A or better. No more than 25% of assets may be invested in securities rated B or BB (junk bonds).

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes and in variable rate securities, whose interest rates are changed periodically.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various investments and for risk management. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

      BEFORE YOU INVEST

      INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

      -     THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
            OBJECTIVE.

      -     THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

      FREQUENCY OF TRADING

      HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest Fundrate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

      INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process. Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

If the interest rate on floating rate or variable rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

The Fund may use future contracts and other derivatives to help manage duration, yield curve exposures, and credit and spread volatility.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

      WHO MAY WANT TO INVEST

      THE FUND IS DESIGNED FOR INVESTORS WHO:

      -     WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

      - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

      -     WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

      THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

      -     ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

      -     REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Salomon Smith Barney Broad Investment Grade Bond Index and the Lipper Intermediate Investment Grade Debt Funds Index, widely recognized market benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)
-------------------------------------
1992                            6.53%
1993                            9.87%
1994                           -2.97%
1995                           18.17%
1996                            3.13%
1997                            9.13%
1998                            7.36%
1999                           -0.73%
2000                           10.62%
2001                            7.23%
-------------------------------------
BEST QUARTER                    6.25%
-------------------------------------
                    2nd quarter, 1995
-------------------------------------
WORST QUARTER                  -2.39%
-------------------------------------
                    1st quarter, 1994

* PRIOR TO A MERGER EFFECTIVE 9/7/01, THE FUND OPERATED IN A MASTER-FEEDER STRUCTURE. THE FUND'S PERFORMANCE FOR THE PERIOD BEFORE THE SELECT CLASS SHARES WERE INTRODUCED ON 9/10/01 IS BASED ON THE PERFORMANCE OF A FORMER FEEDER THAT WAS MERGED OUT OF EXISTENCE (WHOSE INVESTMENT PROGRAM WAS IDENTICAL TO AND WHOSE EXPENSES WERE SUBSTANTIALLY SIMILAR TO THOSE OF THE SELECT CLASS SHARES) FROM 7/12/93 THROUGH 9/10/01. RETURNS FOR THE PERIOD 1/1/92 THROUGH 7/12/93 REFLECT PERFORMANCE OF THE PIERPONT BOND FUND, THE FUND'S PREDECESSOR.

(1)   THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2001*

                                               PAST 1 YR.   PAST 5 YRS.   PAST 10 YRS.
--------------------------------------------------------------------------------------
SELECT CLASS SHARES - RETURN BEFORE TAXES      7.23         6.65          6.68
--------------------------------------------------------------------------------------
SELECT CLASS SHARES - RETURN AFTER TAXES
ON DISTRIBUTIONS                                4.82         4.05          3.98
--------------------------------------------------------------------------------------
SELECT CLASS SHARES - RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE OF FUND SHARES        4.50         4.03          4.02
--------------------------------------------------------------------------------------
SALOMON SMITH BARNEY BROAD INVESTMENT
GRADE BOND INDEX (REFLECTS NO DEDUCTION
FOR FEES, EXPENSES OR TAXES)                    8.52         7.44          7.28
--------------------------------------------------------------------------------------
LIPPER INTERMEDIATE INVESTMENT GRADE
DEBT FUNDS INDEX (REFLECTS NO DEDUCTION
FOR TAXES)                                      8.22         6.82          6.76
--------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* SEE FOOTNOTE ON PREVIOUS PAGE.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED
FROM SELECT CLASS ASSETS)

--------------------------------------------------------------------------------
 MANAGEMENT FEES                                                         0.30
 DISTRIBUTION (RULE 12b-1) FEES                                          NONE
 SHAREHOLDER SERVICE FEES                                                0.25
 OTHER EXPENSES(1)                                                       0.23
--------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                                0.78
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                (0.09)
--------------------------------------------------------------------------------
 NET EXPENSES(2)                                                         0.69
--------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.69% OF THEIR AVERAGE DAILY NET ASSETS THROUGH 12/31/04.

EXAMPLE The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-     $10,000 initial investment,

-     5% return each year, and

-     net expenses through 12/31/04 and total operating expenses thereafter.

The example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.


                                1 YR.      3 YRS.      5 YRS.      10 YRS.
--------------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)   70         222         407         941
--------------------------------------------------------------------------------

JPMorgan BOND FUND II

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 56-60.

THE FUND'S OBJECTIVE

The Fund seeks to provide as high a level of income as is consistent with reasonable risk.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments. "Assets" means net assets plus the amount of borrowings for investment purposes. The Fund invests primarily in investment grade corporate bonds as well as other debt securities. Under normal market conditions, the Fund will invest at least 65% of its total assets in debt securities with at least an "A" rating or the equivalent from Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Investor's Service Inc. (Fitch) or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality.

The Fund may make substantial investments in foreign debt securities, including securities of issuers in emerging markets, as long as they meet the Fund's credit quality standards.

The Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain. Derivatives may also be used as substitutes for securities in which the Fund can invest.

To temporarily defend its assets, the Fund may put any amount of its assets in high-quality money market instruments and repurchase agreements.

There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio. The adviser will change the actual maturities according to changes in the market.

The Fund may change any of these investment policies (except for its investment objective) without shareholder approval. The Fund is diversified as defined in the Investment Company Act of 1940.

The Fund is diversified as defined in the Investment Company Act of 1940.

      BEFORE YOU INVEST

      INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

      -     THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
            OBJECTIVE.

      -     THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

      FREQUENCY OF TRADING

      HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

The Fund's mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

The value of interest-only and principal-only mortgage backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund's performance will depend on the credit quality of its investments. Securities which are rated Baa3 by Moody's or BBB- by S&P may have fewer protective provisions and are generally more risky than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

Because the interest rate changes on floating and variable rate securities, the Fund's yield may decline and it may lose the opportunity for capital appreciation when interest rates decline.

Dollar rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

If the Fund departs from its investment policies during temporary defensive periods, it may not achieve its investment objective.

      WHO MAY WANT TO INVEST

      THE FUND IS DESIGNED FOR INVESTORS WHO:

      -     WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

      - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

      -     WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

      THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

      -     ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

      -     REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Lehman Aggregate Bond Index and the Lipper Corporate Debt A-Rated Funds Index, widely recognized market benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)
-------------------------------------
1992                            6.46%
1993                           11.40%
1994                           -3.83%
1995                           18.51%
1996                            3.20%
1997                            8.81%
1998                            7.94%
1999                           -1.05%
2000                           10.08%
2001                            7.53%
-------------------------------------
BEST QUARTER                    5.86%
-------------------------------------
                    2nd quarter, 1995
-------------------------------------
WORST QUARTER                  -2.76%
-------------------------------------
                    1st quarter, 1994

* ON 1/1/97, THE FUND RECEIVED THE ASSETS OF THREE COMMON TRUST FUNDS WHICH HAD BEEN MAINTAINED BY A PREDECESSOR OF JPMORGAN CHASE BANK. THE PERFORMANCE OF THE FUND BEFORE THAT DATE IS BASED ON THE HISTORICAL PERFORMANCE OF ONE OF THE COMMON TRUST FUNDS WHOSE ASSETS WERE TRANSFERRED TO THE FUND. THE HISTORICAL PERFORMANCE OF SHARES OF THE PREDECESSOR COMMON TRUST FUND HAS BEEN ADJUSTED TO REFLECT THE FUND'S EXPENSE LEVELS (ABSENT REIMBURSEMENTS) THAT WERE IN PLACE AT THE TIME THE FUND RECEIVED THE COMMON TRUST FUND ASSETS.

(1)   THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
For the periods ending December 31, 2001*

                                                PAST 1 YR.   PAST 5 YRS.   PAST 10 YRS.
---------------------------------------------------------------------------------------
SELECT CLASS SHARES - RETURN BEFORE TAXES       7.53         6.58          6.73
---------------------------------------------------------------------------------------
SELECT CLASS SHARES - RETURN AFTER TAXES
ON DISTRIBUTIONS                                5.36         3.88           N/A(1)
---------------------------------------------------------------------------------------
SELECT CLASS SHARES - RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE OF FUND SHARES        4.55         3.91           N/A(1)
---------------------------------------------------------------------------------------
LEHMAN AGGREGATE BOND INDEX (REFLECTS
NO DEDUCTION FOR FEES, EXPENSES OR TAXES)       8.42         7.43          7.23
---------------------------------------------------------------------------------------
LIPPER CORPORATE DEBT A-RATED
FUNDS INDEX (REFLECTS NO DEDUCTION FOR TAXES)   7.79         6.50          6.80
---------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*     SEE FOOTNOTE FROM PREVIOUS PAGE.

(1) AFTER-TAX RETURNS HAVE NOT BEEN CALCULATED FOR THE PERIODS PRIOR TO 1/1/97, DUE TO DIFFERENT TAX AND DISTRIBUTION REQUIREMENTS OF THE PREDECESSOR COMMON TRUST FUND.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED
FROM SELECT CLASS ASSETS)

--------------------------------------------------------------------------------
 MANAGEMENT FEES                                                         0.30
 DISTRIBUTION (RULE 12b-1) FEES                                          NONE
 SHAREHOLDER SERVICE FEES                                                0.25
 OTHER EXPENSES(1)                                                       0.20
--------------------------------------------------------------------------------
 TOTAL ANNUAL OPERATING EXPENSES                                         0.75
 FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                              (0.15)
--------------------------------------------------------------------------------
  NET EXPENSES(2)                                                        0.60
--------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.60% OF ITS AVERAGE DAILY NET ASSETS THROUGH 12/31/03

EXAMPLE This example helps you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-     $10,000 initial investment,

-     5% return each year and

- net expenses through 12/31/03 and total annual operating expenses thereafter.

The example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)   61         212         389         904
--------------------------------------------------------------------------------

JPMorgan FLEMING EMERGING MARKETS DEBT FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 56-60.

THE FUND'S OBJECTIVE

The Fund's goal is to provide high total return from a portfolio of fixed income securities of emerging markets issuers.

THE FUND'S MAIN INVESMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in emerging market debt investments. "Assets" means net assets plus the amount of borrowings for investment purposes. The Fund invests primarily in debt securities that it believes have the potential to provide a high total return from countries whose economies or bond markets are less developed. This designation currently includes most countries in the world except Australia, Canada, Hong Kong, Japan, New Zealand, the U.S., the United Kingdom, and most western European countries. Issuers of portfolio securities may include foreign governments, corporations, and financial institutions. These securities may be of any maturity and quality, but under normal market conditions the Fund's duration will generally range between three and five years, similar to that of the Emerging Markets Bond Index Global. The Fund does not have any minimum quality rating and may invest without limit in securities that are rated below investment grade, sometimes called junk bonds (or the unrated equivalent).

The Fund may also invest in high-quality, short-term money market instruments and derivatives, which are investments that have a value based on another investment exchange rate or index. Derivatives may also be used as substitutes for securities in which the Fund can invest.

In addition to the investment process described below, the adviser makes country allocation decisions, based primarily on financial and economic forecasts and other macro-economic factors.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

      BEFORE YOU INVEST

      INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

      -     THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.

      -     THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

      FREQUENCY OF TRADING

      HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration is generally shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

      INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

The Fund may use future contracts and other derivatives to help manage duration, yield curve exposures, and credit and spread volatility. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

Because the Fund is non-diversified and may invest more than 5% of its assets in a single issuer and its primary securities combine the risks of emerging markets and low credit quality, its performance is likely to be more volatile than that of other fixed income investments. These risks and fund volatility are likely to be compounded when the Fund concentrates its investments in a small number of countries.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in U.S. markets. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.

Since the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. Investors should be prepared to ride out periods of negative return.

      WHO MAY WANT TO INVEST

      THE FUND IS DESIGNED FOR INVESTORS WHO:

      -     WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

      - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

      -     WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

      -     WANT TO ADD A NON-U.S. INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

      THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

      -     ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

      -     REQUIRE STABILITY OF PRINCIPAL

      - ARE NOT PREPARED TO ACCEPT A HIGHER DEGREE OF RISK THAN MOST TRADITIONAL BOND FUNDS

      -     ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for each of the last four calendar years. This provides some indication of the risks of investing in the Fund. The table shows average annual total returns for the past year and the life of the Fund. It compares the Fund's total performance to the Emerging Markets Bond Index Global and the Lipper Emerging Markets Debt Funds Average, widely recognized benchmarks.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than shown.

[CHART]

YEAR BY YEAR TOTAL RETURNS*,(1)
--------------------------------------
1998                           -15.93%
1999                            25.97%
2000                            15.23%
2001                             4.77%
--------------------------------------
BEST QUARTER                    14.16%
--------------------------------------
                     4th quarter, 1999
--------------------------------------
WORST QUARTER                  -21.73%
--------------------------------------
                     3rd quarter, 1998

* PRIOR TO SEPTEMBER 10, 2001, THE FUND HAD ONLY ONE CLASS OF SHARES, AND OPERATED IN A MASTER-FEEDER STRUCTURE. AS OF SEPTEMBER 10, 2001, THE FUND'S EXISTING SHARE CLASS WAS RE-NAMED "SELECT."

(1)   THE FUND'S FISCAL YEAR END IS 7/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2001*,(1)

                                                         PAST 1 YR.       LIFE OF FUND
--------------------------------------------------------------------------------------
SELECT CLASS SHARES - RETURN BEFORE TAXES                 4.77            6.53
--------------------------------------------------------------------------------------
SELECT CLASS SHARES - RETURN AFTER TAXES
ON DISTRIBUTIONS                                          0.36            1.90
--------------------------------------------------------------------------------------
SELECT CLASS SHARES - RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE OF FUND SHARES                  2.84            2.78
--------------------------------------------------------------------------------------
EMERGING MARKETS BOND INDEX GLOBAL (REFLECTS
NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                 1.35            6.95
--------------------------------------------------------------------------------------
LIPPER EMERGING MARKETS DEBT FUNDS AVERAGE
(REFLECTS NO DEDUCTION FOR TAXES)                        11.53            4.11
--------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*     SEE FOOTNOTE ON PREVIOUS PAGE.

(1) THE FUND COMMENCED OPERATIONS ON 4/17/97. PERFORMANCE FOR THE BENCHMARKS IS AS OF 4/30/97.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL FUND OPERATING EXPENSES (%) (EXPENSES THAT ARE
DEDUCTED FROM SELECT CLASS ASSETS)

MANAGEMENT FEES                                                           0.70
DISTRIBUTION (RULE 12b-1) FEES                                            NONE
SHAREHOLDER SERVICE FEES                                                  0.25
OTHER EXPENSES(1)                                                         1.07
--------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                                  2.02
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                  (0.77)
NET EXPENSES(2)                                                           1.25
--------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.

(2) REFLECTS AN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.25% OF ITS AVERAGE DAILY NET ASSETS THROUGH 12/31/04.

EXAMPLE This example helps you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-     $10,000 initial investment,

-     5% return each year, and

-     net expenses through 12/31/04 and total operating expenses thereafter.

This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.

                                1 YR.      3 YRS.      5 YRS.      10 YRS.
--------------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)   127        411         875         2,162
--------------------------------------------------------------------------------

JPMorgan GLOBAL STRATEGIC INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 56-60.

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of fixed income securities of foreign and domestic issuers.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests in a wide range of debt securities from the U.S. and other markets, both developed and emerging. Issuers may include governments, corporations, financial institutions, and supranational organizations that the Fund believes have the potential to provide a high total return over time.

At least 40% of total assets must be invested in securities that, at the time of purchase, are rated investment grade or better by Moody's Investors Service, Inc. (Moody's), Standard &Poor's Corporation (S&P) Fitch Investor's Services, Inc. (Fitch) or the equivalent by another national rating organization, or in securities which are unrated but are deemed by the adviser to be of comparable quality.

The balance of assets must be invested in securities rated B or higher at the time of purchase (or the unrated equivalent), except that the Fund's emerging market component has no minimum quality rating and may invest without limit in securities that are in the lowest rating categories (or the unrated equivalent). Securites rated below investment grade are sometimes called junk bonds.

The adviser uses the following model sector allocation as a basis for its sector allocation, although the actual allocations are adjusted periodically within the indicated ranges.

-     12% international non-dollar
      (range 0-25%)

-     35% public/private mortgages
      (range 20-45%)

-     15% public/private corporates
      (range 5-25%)

-     15% emerging markets
      (range 0-25%)

-     23% high yield corporates
      (range 13-33%)

Within each sector, a dedicated team handles securities selection. The Fund typically hedges its non-dollar investments in developed countries back to the U.S. dollar.

The Fund may invest in floating rate securities whose interest rate adjusts automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may also invest in high-quality, short-term money market instruments and derivatives, which are investments that have a value based on another investment exchange rate or index.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

      BEFORE YOU INVEST

      INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

      -     THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
            OBJECTIVE.

      -     THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

      FREQUENCY OF TRADING

      HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

      INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

Because of credit and foreign and emerging market investment risks, the Fund's performance is likely to be more volatile than that of most fixed income funds.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

If the interest rate on floating rate or variable rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Because the Fund seeks higher returns by investing in junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. Investors should be prepared for risks that exceed those of more traditional bond funds.

The Fund may use future contracts and other derivatives to help manage duration, yield curve exposures, and credit and spread volatility. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

      WHO MAY WANT TO INVEST

      THE FUND IS DESIGNED FOR INVESTORS WHO:

      -     WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

      - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF A TYPICAL INTERMEDIATE BOND FUND

      -     WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

      -     WANT TO ADD A NON-U.S. INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO.

      THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

      -     ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

      -     HAVE A SHORT-TERM INVESTMENT HORIZON

      -     ARE ADVERSE TO BELOW INVESTMENT GRADE SECURITIES

      -     REQUIRE STABILITY OF PRINCIPAL

      -     ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the Lehman Aggregate Bond Index and the Lipper Multi Sector Income Funds Index, widely recognized market benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)
-------------------------------------
1998                            2.31%
1999                            2.08%
2000                            7.55%
2001                            3.77%
-------------------------------------
BEST QUARTER                    3.17%
-------------------------------------
                    4th quarter, 2001
-------------------------------------
WORST QUARTER                  -1.58%
-------------------------------------
                    3rd quarter, 1998

* PRIOR TO A MERGER EFFECTIVE 9/7/01, THE FUND OPERATED IN A MASTER-FEEDER STRUCTURE. THE FUND'S PERFORMANCE BEFORE THE SELECT CLASS SHARES WERE INTRODUCED ON 9/10/01 IS BASED ON THE PERFORMANCE OF A FORMER FEEDER THAT WAS MERGED OUT OF EXISTENCE (WHOSE INVESTMENT PROGRAM WAS IDENTICAL TO AND WHOSE EXPENSES WERE SUBSTANTIALLY SIMILAR TO THOSE OF SELECT CLASS SHARES) FROM 11/5/97 TO 9/10/01. RETURNS FOR THE PERIOD FROM 3/17/97 TO 11/5/97 REFLECT THE PERFORMANCE OF THE FUND'S INSTITUTIONAL CLASS SHARES. DURING THIS PERIOD, THE ACTUAL RETURNS OF SELECT CLASS SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE SELECT CLASS SHARES HAVE HIGHER EXPENSES THAN THE INSTITUTIONAL CLASS SHARES.

(1)   THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2001*,(1)

                                                            PAST 1 YR.  LIFE OF FUND
------------------------------------------------------------------------------------
 SELECT CLASS SHARES - RETURN BEFORE TAXES                  3.77        4.99
------------------------------------------------------------------------------------
 SELECT CLASS SHARES - RETURN AFTER TAXES
 ON DISTRIBUTIONS                                           0.46        2.00
------------------------------------------------------------------------------------
 SELECT CLASS SHARES - RETURN AFTER TAXES
 ON DISTRIBUTIONS AND SALE OF FUND SHARES                   2.27        2.49
------------------------------------------------------------------------------------
 LEHMAN AGGREGATE BOND INDEX (REFLECTS NO DEDUCTION
 FOR FEES, EXPENSES OR TAXES)                               8.42        7.96
------------------------------------------------------------------------------------
 LIPPER MULTI SECTOR INCOME FUNDS INDEX (REFLECTS NO
 DEDUCTION FOR TAXES)                                       3.37        2.92
------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*     SEE FOOTNOTE ON PREVIOUS PAGE.

(1) THE FUND COMMENCED OPERATIONS ON 3/17/97. PERFORMANCE FOR THE BENCHMARKS IS AS OF 3/31/97.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED
FROM SELECT CLASS ASSETS)

 MANAGEMENT FEES                                                         0.45
 DISTRIBUTION (RULE 12b-1) FEES                                          NONE
 SHAREHOLDER SERVICE FEES                                                0.25
 OTHER EXPENSES(1)                                                       2.01
--------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                                2.71
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                (1.71)
--------------------------------------------------------------------------------
 NET EXPENSES(2)                                                         1.00
--------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.00% OF ITS AVERAGE DAILY NET ASSETS THROUGH 12/31/04.

EXAMPLE This example helps you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-     $10,000 initial investment,

-     5% return each year, and

-     net expenses through 12/31/04 and total operating expenses thereafter.

This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.

                                1 YR.      3 YRS.      5 YRS.      10 YRS.
--------------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)   102        350         972         2,657
--------------------------------------------------------------------------------

JPMorgan INTERMEDIATE BOND FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 56-60.

THE FUND'S OBJECTIVE

The Fund seeks as high a level of income as possible as is consistent with reasonable risk.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal market conditions, the Fund will invest at least 80% of the value of its Assets in debt investments. "Assets" means net assets plus the amount of borrowings for investment purposes.

The Fund primarily invests in a broad range of debt securities rated as investment grade or higher by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P) or Fitch, Inc. (Fitch), or the equivalent by another national rating organization, or unrated securities deemed by the adviser to be of comparable quality. These include debt securities issued by the U.S. government and its agencies and authorities, investment-grade corporate bonds and other fixed income securities.

The Fund's dollar-weighted average maturity is between three and ten years.

The Fund may make substantial investments in foreign debt securities, including securities of issuers in developing countries, as long as they meet the Fund's credit quality standards.

The Fund may invest in floating rate securities, the interest rates of which adjust automatically whenever a specified interest rate changes, and in variable rate securities, the interest rates of which are changed periodically.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain. Derivatives may also be used as substitutes for securities in which the Fund can invest.

To temporarily defend its assets, the Fund may put any amount of its assets in high quality money market instruments and repurchase agreements.

The Fund may change any of these investment policies (except for its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

      BEFORE YOU INVEST

      INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

      -     THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
            OBJECTIVE.

      -     THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

      FREQUENCY OF TRADING

      HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

      INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process. Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

The Fund's mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

To the extent the Fund invests in foreign securities it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund's performance will depend on the credit quality of its investments. Securities which are rated Baa3 by Moody's or BBB- by S&P may have fewer protective provisions and are generally riskier than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

Because the interest rate changes on floating and variable rate securities, the Fund's yield may decline and it may lose the opportunity for capital appreciation when interest rates decline.

Dollar rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

If the Fund departs from its investment policies during temporary defensive periods, it may not achieve its investment objective.

      WHO MAY WANT TO INVEST

      THE FUND IS DESIGNED FOR INVESTORS WHO:

      -     WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

      - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

      -     WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

      THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

      -     ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

      -     REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Lehman Aggregate Bond Index and the Lipper Intermediate Investment Grade Debt Funds Index, widely recognized market benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how any class of this Fund will perform in the future. The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR BY YEAR RETURNS*,(1)
--------------------------------------
1992                             6.38%
1993                            10.41%
1994                            -5.37%
1995                            18.39%
1996                             1.92%
1997                             7.93%
1998                             7.22%
1999                            -0.32%
2000                            10.22%
2001                             7.84%
--------------------------------------
BEST QUARTER                     6.32%
--------------------------------------
                     2nd quarter, 1995
--------------------------------------
WORST QUARTER                   -3.78%
--------------------------------------
                     1st quarter, 1994

*     ON 1/1/97, THE FUND RECEIVED THE ASSETS OF A COMMON TRUST FUND
      WHICH HAD BEEN MAINTAINED BY A PREDECESSOR OF JPMORGAN CHASE BANK. THE PERFORMANCE OF THE FUND BEFORE THAT DATE IS BASED ON THE HISTORICAL PERFORMANCE OF THAT COMMON TRUST FUND. THE HISTORICAL PERFORMANCE OF SHARES OF THE PREDECESSOR COMMON TRUST FUND HAS BEEN ADJUSTED TO REFLECT THE FUND'S EXPENSE LEVELS (ABSENT REIMBURSEMENTS) THAT WERE IN PLACE AT THE TIME THE FUND RECEIVED THE COMMON TRUST FUND ASSETS.

(1)   THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

For the periods ending December 31, 2001*

                                                PAST 1 YEAR   PAST 5 YEARS  PAST 10 YEARS
-----------------------------------------------------------------------------------------
SELECT CLASS SHARES - RETURN BEFORE TAXES       7.84          6.51          6.28
-----------------------------------------------------------------------------------------
SELECT CLASS SHARES - RETURN AFTER TAXES
ON DISTRIBUTIONS                                5.73          4.00           N/A(1)
-----------------------------------------------------------------------------------------
SELECT CLASS SHARES - RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE OF FUND SHARES        4.74          3.95           N/A(1)
-----------------------------------------------------------------------------------------
LEHMAN AGGREGATE BOND INDEX (REFLECTS
NO DEDUCTION FOR FEES, EXPENSES OR TAXES)       8.42          7.43          7.23
-----------------------------------------------------------------------------------------
LIPPER INTERMEDIATE INVESTMENT GRADE
DEBT FUNDS INDEX (REFLECTS NO
DEDUCTION FOR TAXES)                            8.22          6.82          6.76
-----------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*     SEE FOOTNOTE ON PREVIOUS PAGE.

(1) AFTER-TAX RETURNS HAVE NOT BEEN CALCULATED FOR THE PERIODS PRIOR TO 1/1/97, DUE TO DIFFERENT TAX AND DISTRIBUTION REQUIREMENTS OF THE PREDECESSOR COMMON TRUST FUND.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of the Select Class Shares before and after reimbursement are shown below. The table does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED
FROM SELECT CLASS ASSETS)

 MANAGEMENT FEES                                                         0.30
 DISTRIBUTION (RULE 12b-1) FEES                                          NONE
 SHAREHOLDER SERVICE FEES                                                0.25
 OTHER EXPENSES(1)                                                       0.22
--------------------------------------------------------------------------------
 TOTAL ANNUAL OPERATING EXPENSES                                         0.77
 FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                              (0.02)
--------------------------------------------------------------------------------
 NET EXPENSES(2)                                                         0.75
--------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.75% OF THEIR AVERAGE DAILY NET ASSETS THROUGH 12/31/03.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-     $10,000 initial investment,

-     5% return each year, and

- net expenses through 12/31/03 and total annual operating expenses thereafter.

The example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)   77         242         424         951
--------------------------------------------------------------------------------

JPMorgan SHORT TERM BOND FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 56-60.

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return, consistent with low volatility of principal.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments. "Assets" means net assets plus the amount of borrowings for investment purposes. These investments can include U.S. government and agency securities, domestic and foreign corporate bonds, private placements, asset-backed and mortgage-related securities, and money market instruments, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the Fund's duration will range between one and three years, similar to that of the Merrill Lynch 1-3 Year Treasury Index. The dollar weighted average maturity of the Fund's portfolio will not exceed three years.

The Fund may make substantial investments in foreign debt securities, including 20% in debt securities denominated in foreign currencies of developed countries. The Fund typically hedges its non-dollar investments back to the U.S. dollar.

At least 90% of assets must be invested in securities that, at the time of purchase, are rated investment grade by Moody's Investors Service, Inc., Standard & Poor's Corporation, Fitch, Inc., or the equivalent by another national rating organization including at least 75% A or better. It also may invest in unrated securities deemed by the adviser to be of comparable quality. No more than 10% of assets may be invested in securities rated B or BB (junk bonds).

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes and in variable rate securities, whose interest rates are changed periodically.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various investments and for risk management. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

      BEFORE YOU INVEST

      INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

      -     THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
            OBJECTIVE.

      -     THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

      FREQUENCY OF TRADING

      HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM) employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

      INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED, OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Although any rise in interest rates is likely to cause a fall in the price of bonds, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income, and during periods of declining interest rates, may offer lower total returns than bond funds with longer durations.

The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities. The Fund uses futures contracts and other derivatives to help manage duration, yield curve exposure, and credit and spread volatility.

The Fund may use future contracts and other derivatives to help manage duration, yield curve exposures, and credit and spread volatility. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation or lack of adequate and accurate information.

The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.

If the interest rate on floating rate or variable rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

      WHO MAY WANT TO INVEST

      THE FUND IS DESIGNED FOR INVESTORS WHO:

      -     WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

      - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

      -     WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

      THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

      -     ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

      -     REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past eight calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Merrill Lynch 1-3 Year Treasury Index and the Lipper Short-Term Investment Grade Debt Funds Index, widely recognized market benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR BY YEAR RETURNS*,(1)
--------------------------------------
1994                             0.11%
1995                            10.58%
1996                             4.94%
1997                             6.14%
1998                             6.84%
1999                             2.81%
2000                             7.03%
2001                             7.20%
--------------------------------------
BEST QUARTER                     3.41%
--------------------------------------
                     2nd quarter, 1995
--------------------------------------
WORST QUARTER                   -0.54%
--------------------------------------
                     1st quarter, 1994

* PRIOR TO A MERGER EFFECTIVE 9/07/01 THE FUND OPERATED IN A "MASTER-FEEDER" STRUCTURE. THE FUND'S PERFORMANCE BEFORE SELECT CLASS SHARES WERE INTRODUCED ON 9/10/01 IS BASED ON THE PERFORMANCE OF A FORMER FEEDER THAT WAS MERGED OUT OF EXISTENCE (WHOSE INVESTMENT PROGRAM IS IDENTICAL TO, AND WHOSE EXPENSES ARE SUBSTANTIALLY SIMILAR TO THOSE OF SELECT CLASS SHARES) FOR THE PERIOD FROM 7/8/93 TO 9/10/01.

(1)   THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2001*,(1)

                                                PAST 1 YR.   PAST 5 YRS.    LIFE OF THE FUND
--------------------------------------------------------------------------------------------
SELECT CLASS SHARES - RETURN BEFORE TAXES       7.20         5.99           5.49
--------------------------------------------------------------------------------------------
SELECT CLASS SHARES - RETURN AFTER TAXES
ON DISTRIBUTIONS                                4.99         3.62           3.23
--------------------------------------------------------------------------------------------
SELECT CLASS SHARES - RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE OF FUND SHARES        4.42         3.60           3.25
--------------------------------------------------------------------------------------------
MERRILL LYNCH 1-3 YEAR TREASURY
INDEX (REFLECTS NO DEDUCTION FOR FEES,
EXPENSES OR TAXES)                              8.30         6.59           6.06
--------------------------------------------------------------------------------------------
LIPPER SHORT-TERM INVESTMENT GRADED DEBT
FUNDS INDEX (REFLECTS NO DEDUCTION FOR TAXES)   7.33         6.02           5.86
--------------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*     SEE FOOTNOTE ON PREVIOUS PAGE.

(1) THE FUND COMMENCED OPERATIONS ON 7/8/93. PERFORMANCE FOR THE BENCHMARKS IS AS OF 7/31/93.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED
FROM SELECT CLASS ASSETS)

MANAGEMENT FEES                                                         0.25
DISTRIBUTION (RULE 12b-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                0.25
OTHER EXPENSES(1)                                                       0.40
--------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                                0.90
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                (0.30)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                         0.60
--------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.

(2) REFLECTS AN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.60% OF THEIR AVERAGE DAILY NET ASSETS THROUGH 12/31/04.

EXAMPLE This example helps you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-     $10,000 initial investment,

-     5% return each year, and

-     net expenses through 12/31/04 and total operating expenses thereafter.

This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.

                                1 YR.      3 YRS.      5 YRS.      10 YRS.
--------------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)   61         198         411         1,026
--------------------------------------------------------------------------------

JPMorgan STRATEGIC INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 56-60.

THE FUND'S OBJECTIVE

The Fund seeks a high level of income.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in a diversified portfolio of securities denominated in U.S. dollars. The investments are primarily in the following market sectors:

- Investment-grade debt securities issued by U.S. issuers, including the U.S. government, its agencies and authorities and U.S. companies.

- The Fund may invest up to 30% of its total assets in issuers located in emerging market countries.

- High yield securities, which are below investment grade (junk bonds) of U.S. issuers. These include lower-rated convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

Under normal market conditions, the Fund will invest between 25% and 40% of its total assets in each of the three sectors. However, there is no limit on securities issued by the U.S. government or its agencies or authorities.

The Fund may invest in a variety of U.S. government debt securities, including securities which are not supported by the full faith and credit of the U.S. Treasury. All or a substantial portion of the Fund's investments in U.S. government debt securities may be in mortgage-related securities.

The Fund's investments in foreign debt securities may include obligations issued by international organizations like the World Bank. They may also include Brady Bonds, which are bonds issued under a program which enables debtor nations to restructure the debt that they owe foreign commercial banks, and other debt issued by emerging market governments as part of restructuring plans. The Fund's adviser, J.P. Morgan Fleming Asset Management (USA), Inc. (JPMFAM (USA)), expects that the majority of emerging market obligations that the Fund buys will primarily be traded in international over-the-counter markets instead of local markets. Although the Fund intends to buy principally U.S. dollar-denominated securities, some of the Fund's foreign securities may be denominated and traded in other currencies. The Fund will not invest more than 25% of its total assets in debt securities of issuers in any one country other than the United States.

The Fund may borrow up to 10% of its total assets (including the amount borrowed) to buy additional securities. This is called "leveraging." The Fund can borrow money from banks and through reverse repurchase agreements or dollar rolls. Reverse repurchase agreements and dollar rolls will not be considered borrowings if the Fund earmarks liquid assets to cover its obligations on the reverse repurchase agreement or dollar rolls. The Fund will use leveraging only when the adviser believes that the returns available through leveraging will provide a potentially higher return.

The Fund may change any of these investment policies (except for its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

      BEFORE YOU INVEST

      INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

      -     THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
            OBJECTIVE.

      -     THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

      FREQUENCY OF TRADING

      HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The strategists closely monitor the Fund and make tactical adjustments as necessary.

      INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in Strategic Income Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

Because of credit and foreign and emerging market investment risks, the Fund's performance is likely to be more volatile than that of most fixed income funds.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Because the Fund seeks higher returns by investing in junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. Investors should be prepared for risks that exceed those of more traditional bond funds.

Leveraging is a speculative technique which may expose the Fund to greater risk and increase its costs. Increases and decreases in the value of the Fund's portfolio will be more dramatic when the Fund is leveraging. The Fund will also have to pay interest on its borrowings, reducing the Fund's return. In addition, the Fund might be forced to sell portfolio securities when it would normally keep them in order to make interest payments.

      WHO MAY WANT TO INVEST

      THE FUND'S DESIGNED FOR INVESTORS WHO:

      -     WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

      - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF A TYPICAL INTERMEDIATE BOND FUND O WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

      THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

      -     ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

      -     HAVE A SHORT-TERM INVESTMENT HORIZON

      -     ARE ADVERSE TO BELOW INVESTMENT GRADE SECURITIES

      -     REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This sections shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year during the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past year, and the life of the Fund. It compares that performance to the Lehman Aggregate Bond Index and the Lipper Multi-Sector Income Funds Index, widely recognized market benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how this Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR BY YEAR RETURNS*,(1)
--------------------------------------
1999                             6.43%
2000                             1.40%
2001                             3.60%
--------------------------------------
BEST QUARTER                     2.90%
--------------------------------------
                     4th quarter, 1999
--------------------------------------
WORST QUARTER                   -0.73%
--------------------------------------
                     3rd quarter, 2001

* THE FUND'S PERFORMANCE FOR THE PERIOD FROM 11/5/99 (DATE OF TOTAL SELECT CLASS SHARE REDEMPTION) THROUGH THE DATE OF THIS PROSPECTUS IS BASED ON THE PERFORMANCE OF CLASS A SHARES.

(1) THE FUND COMMENCED OPERATIONS ON 11/30/98 AND THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2001*,(1)

                                                     PAST 1 YEAR  LIFE OF FUND
--------------------------------------------------------------------------------
 SELECT CLASS SHARES - RETURN BEFORE TAXES           3.60         3.41
--------------------------------------------------------------------------------
 SELECT CLASS SHARES - RETURN AFTER TAXES
 ON DISTRIBUTIONS                                    1.02         0.34
--------------------------------------------------------------------------------
 SELECT CLASS SHARES - RETURN AFTER TAXES
 ON DISTRIBUTIONS AND SALE OF FUND SHARES            2.18         1.20
--------------------------------------------------------------------------------
 LEHMAN AGGREGATE BOND INDEX (REFLECTS NO
 DEDUCTION FOR FEES, EXPENSES OR TAXES)              8.42         6.20
--------------------------------------------------------------------------------
 LIPPER MULTI-SECTOR INCOME FUNDS INDEX
 (REFLECTS NO DEDUCTION FOR TAXES)                   3.37         1.23
--------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*     SEE FOOTNOTE ON PREVIOUS PAGE.

(1)   THE FUND COMMENCED OPERATIONS ON 11/30/98.

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES

The estimated expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE
DEDUCTED FROM SELECT CLASS ASSETS)

 MANAGEMENT FEE                                                          0.50
 DISTRIBUTION (RULE 12b-1) FEES                                          NONE
 SHAREHOLDER SERVICE FEES                                                0.25
 OTHER EXPENSES(1)                                                       1.60
--------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                                2.35
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                (1.35)
--------------------------------------------------------------------------------
 NET EXPENSES(2)                                                         1.00
--------------------------------------------------------------------------------

(1)   "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
      YEAR.

(2) REFLECTS AN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.00% OF AVERAGE DAILY NET ASSETS THROUGH 12/31/03.

EXAMPLE The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-     $10,000 initial investment,

-     5% return each year, and

-     net expenses through 12/31/03 and total operating expenses thereafter.

The example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)   102        489         1,024       2,490
--------------------------------------------------------------------------------

JPMorgan U.S. TREASURY INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 56-60.

THE FUND'S OBJECTIVE

The Fund seeks to provide investors with monthly dividends while still protecting the value of their investment.
THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund will invest at least 80% of the value of its Assets in:

-     debt securities issued by the U.S. Treasury, and

- repurchase agreements in which the Fund receives these securities as collateral.

"Assets" means net assets plus the amount of borrowings for investment purposes.

There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio. The adviser will change the actual duration according to changes in the market.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

      BEFORE YOU INVEST

      INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT;

      -     THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
            OBJECTIVE.

      -     THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

      FREQUENCY OF TRADING

      HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Fleming Asset Management
(USA) Inc (JPMFAM (USA)), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the level and direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The strategists closely monitor the Fund and make tactical adjustments as necessary.

      INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in U.S. Treasury Income Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

While the principal and payments on certain of the Fund's portfolio securities may be guaranteed, this does not mean that the market value of the security, or the value of Fund shares, is guaranteed.

The Fund is non-diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems affecting those issuing the securities.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

      WHO MAY WANT TO INVEST

      THE FUND IS DESIGNED FOR INVESTORS WHO:

      -     WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

      - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS AND TYPICAL BOND FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

      -     WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

      -     ARE PURSUING A GOAL OF TOTAL RETURN

      -     WANT TO ADD A FIXED INCOME INVESTMENT TO FURTHER DIVERSIFY A
            PORTFOLIO

      THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

      -     ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

      -     REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one, five and ten years. It compares that performance to the Lehman U.S. Gov't Bond Index and the Lipper General U.S. Gov't Funds Index, widely recognized market benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how this Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR BY YEAR RETURNS*,(1)
--------------------------------------
1992                             5.87%
1993                            10.32%
1994                            -4.46%
1995                            17.53%
1996                             1.26%
1997                             8.34%
1998                             8.78%
1999                            -2.96%
2000                            12.61%
2001                             5.98%
--------------------------------------
BEST QUARTER                     5.87%
--------------------------------------
                     2nd quarter, 1995
--------------------------------------
WORST QUARTER                   -2.98%
--------------------------------------
                     1st quarter, 1994

* THE PERFORMANCE FIGURES SHOWN IN THE TABLE FOR THE PERIOD BEFORE THE SELECT CLASS SHARES WERE LAUNCHED ON 2/16/01 ARE BASED ON THE PERFORMANCE OF THE CLASS A SHARES OF THE FUND. THE FUND'S PERFORMANCE FIGURES IN THE BAR CHART ARE BASED ON THE CLASS A SHARES OF THE FUND.

(1)   THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shown performance over time, for periods ended December 31, 2001*

                                                PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
----------------------------------------------------------------------------------------
SELECT CLASS SHARES - RETURN BEFORE TAXES       6.17         6.46          6.15
----------------------------------------------------------------------------------------
SELECT CLASS SHARES - RETURN AFTER TAXES
ON DISTRIBUTIONS                                4.26         3.96          3.57
----------------------------------------------------------------------------------------
SELECT CLASS SHARES - RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE OF FUND SHARES        3.73         3.91          3.64
----------------------------------------------------------------------------------------
LEHMAN U.S. GOV'T BOND INDEX
(REFLECTS NO DEDUCTION FOR FEES,
EXPENSES OR TAXES)                              7.24         7.40          7.14
----------------------------------------------------------------------------------------
LIPPER GENERAL U.S. GOV'T FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)               6.67         6.45          5.98
----------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*     SEE FOOTNOTE ON PREVIOUS PAGE.

INVESTMENT EXPENSES FOR SELECT CLASS SHARES

The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

 MANAGEMENT FEES                                                         0.30
 DISTRIBUTION (12b-1) FEES                                               NONE
 SHAREHOLDER SERVICE FEES                                                0.25
 OTHER EXPENSES(1)                                                       0.43
--------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                                0.98
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                (0.43)
--------------------------------------------------------------------------------
 NET EXPENSES(2)                                                         0.55
--------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS AN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.55% OF THE Select Class Shares' average daily net assets through 12/31/03.

EXAMPLE This example helps you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-     $10,000 initial investment,

-     5% return each year, and

-     net expenses through 12/31/03 and total operating expenses thereafter.

The example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)   56         232         463         1,128
--------------------------------------------------------------------------------

THE FUNDS' MANAGEMENT AND ADMINISTRATION

Bond Fund, Global Strategic Income Fund and Short Term Bond Fund are series of J.P. Morgan Institutional Funds. The Fleming Emerging Markets Debt Fund is a series of J.P. Morgan Funds. Bond Fund II and Intermediate Bond Fund are series of Mutual Fund Select Group and U.S. Treasury Income Fund and Strategic Income Fund are series of Mutual Fund Group. Each of J.P. Morgan Institutional Funds, J.P. Morgan Funds, Mutual Fund Select Group and Mutual Fund Group is a Massachusetts business trust. The Trusts are all governed by the same trustees. The trustees are responsible for overseeing all business activities.

FUNDS' INVESTMENT ADVISERS

JPMIM is the investment adviser and makes the day-to-day investment decisions for Bond, Fleming Emerging Markets Debt, Global Strategic Income and Short-Term Bond Funds. JPMIM is located at 522 5th Avenue, New York, NY10036.

JPMFAM (USA) is the investment adviser and makes the day-to-day investment decisions for the Bond Fund II, Intermediate Bond Fund, Strategic Income Fund and U.S. Treasury Income Fund. JPMFAM (USA) is located at 522 5th Avenue, New York, NY 10036. JPMFAM (USA) and JPMIM are wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year end, the advisers were paid management fees, net of waivers as shown below, as a percentage of average daily net assets:

                                               FISCAL
 FUND                                          YEAR END                   %
--------------------------------------------------------------------------------
 BOND FUND                                     10/31/01                  0.30
--------------------------------------------------------------------------------
 BOND FUND II                                  10/31/01                  0.30
--------------------------------------------------------------------------------
 FLEMING EMERGING MARKETS
 DEBT FUND                                      7/31/01                  0.70
--------------------------------------------------------------------------------
 GLOBAL STRATEGIC INCOME FUND                  10/31/01                  0.45
--------------------------------------------------------------------------------
 INTERMEDIATE BOND FUND                        10/31/01                  0.30
--------------------------------------------------------------------------------
 SHORT TERM BOND FUND                          10/31/01                  0.25
--------------------------------------------------------------------------------
 STRATEGIC INCOME FUND                         10/31/01                  0.50
--------------------------------------------------------------------------------
 U.S. TREASURY INCOME FUND                     10/31/01                  0.30
--------------------------------------------------------------------------------

THE PORTFOLIO MANAGERS

The Funds are managed by a team of individuals at JPMIM or JPMFAM (USA), as applicable.

THE FUNDS' ADMINISTRATOR

JPMorgan Chase Bank (Administrator) provides administrative services and oversees the Funds' other service providers. The Administrator receives a pro rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Funds have agreements with certain shareholder servicing agents (including JPMorgan Chase Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Select Class Shares of each Fund held by investors serviced by the shareholder servicing agent.

The advisers and/or distributor may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUNDS' DISTRIBUTOR

J.P. Morgan Fund Distributors Inc. (JPMFD) is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You don't pay any sales charge (sometimes called a load) when you buy Select Class Shares in these Funds. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything a particular Fund owns, minus everything it owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange (NYSE). You'll pay the next NAV calculated after the JPMorgan Fund Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

You can buy shares in two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM

Tell your representative or firm which Funds you want to buy and he or she will contact us. Your representative or firm may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives or firms charge a single fee that covers all services. Your representative or firm may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782

Or

Complete the application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392

The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the NYSE, we will process your order at that day's price. All purchases of Select Class Shares must be paid by 4:00 p.m. Eastern time on the settlement date or the order will be canceled. Any funds received in connection with late orders will be invested on the following business day.

You must provide a Taxpayer Identification Number when you open an account. Each Fund has the right to refuse any purchase order or to cease offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. You cannot sell your shares until your check clears, which could take 15 calendar days after such shares were purchased. If you buy through an Automated Clearing House, you can not sell your shares until the payment clears. This could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be canceled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the settlement date.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays.

MINIMUM INVESTMENTS

Investors must buy a minimum of $1,000,000 worth of Select Class Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Select Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment may be less for certain investors. Shareholders of Select Class Shares who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Class Shares of this and other Funds without regard to this minimum.

SELLING FUND SHARES

When you sell your shares you'll receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must receive your request before the close of regular trading on the New York Stock Exchange.

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. We won't accept an order to sell shares if the Fund has not collected your payment for the shares. Federal law allows the Funds to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

You will need to have signatures guaranteed for all registered owners or their legal representative if you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares.

You may sell your shares in two ways:
THROUGH YOUR FINANCIAL SERVICE FIRMS

Tell your firm which Funds you want to sell. They'll send all necessary documents to the JPMorgan Funds Service Center. Your firm might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782. We'll send the proceeds by wire only to the bank account on our records.

REDEMPTIONS-IN-KIND

Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES

You can exchange your Select Class Shares for shares of the same class in certain other JPMorgan Funds. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Funds you want to buy before making an exchange.
Call 1-800-348-4782 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information (SAI) to find out more about the exchange privilege.

EXCHANGING BY PHONE

You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUNDS

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We'll give you 60 days' notice before closing your account. This restriction does not apply to shareholders who hold Select Class Shares as a result of the reorganization of certain JPMorgan Funds in September 2001.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at time of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

You may write to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

Each Fund may issue multiple classes of shares. This prospectus relates only to Select Class Shares of the Funds. Each class may have different requirements for who may invest. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

Bond Fund, Fleming Emerging Markets Debt Fund, Global Strategic Income Fund, Intermediate Bond Fund, U.S. Treasury Income Fund and Short Term Bond Fund declare ordinary income dividends daily and pay them monthly. Bond Fund II and Strategic Income Fund declare and pay ordinary income dividends monthly. Each of the Funds makes capital gains distributions, if any, once a year. Each Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, each Fund may also make fewer payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of a Fund's net investment income and net capital gain.

You have three options for your distributions. You may:

-     reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

INVESTMENTS

This table discusses the customary types of investments which can be held by the Funds. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.

|X| Typically invests in

|_| Permitted, but no intention to use currently

--  Not permitted

                                                                                     FLEMING
                                                             SHORT         GLOBAL    EMERGING               U.S.             INTER-
                                                             TERM         STRATEGIC  MARKETS   STRATEGIC  TREASURY           MEDIATE
                                  RELATED TYPES OF RISK      BOND   BOND   INCOME      DEBT      INCOME    INCOME   BOND II   BOND
------------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES           credit, interest rate,     |X|    |X|    |_|       |_|       |X|        --        |X|      |X|
Interests in a stream of          market, prepayment
payments from specific assets,
such as auto or credit card
receivables.
------------------------------------------------------------------------------------------------------------------------------------
BANK OBLIGATIONS Negotiable       credit, currency,          |X|    |X|(1) |X|       |X|       |X|        |_|       |X|      |X|
certificates of deposit, time     liquidity, political
deposits and bankers'
acceptances of domestic and
foreign issuers.
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER Unsecured        credit, currency,          |X|    |X|(1) |X|       |X|       |X|        |_|       |X|      |X|
short term debt issued by         interest rate,
domestic and foreign banks or     liquidity, market,
corporations. These securities    political
are usually discounted and are
rated by S&P, Moody's or other
nationally recognized
statistical rating
organization.
------------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES            credit, currency,
Domestic and foreign debt         interest rate,
securities that can be            liquidity, market,
converted into equity             political, valuation       |_|    |_|(1) |_|       |_|       |_|        --        |_|      |_|
securities at a future time
and price.
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS Debt              credit, currency,
securities of domestic and        interest rate,
foreign industrial, utility,      liquidity, market,
banking, and other financial      political, valuation       |X|    |X|(1) |X|       |X|       |X|        --        |X|      |X|
institutions.
------------------------------------------------------------------------------------------------------------------------------------
MORTGAGES (DIRECTLY HELD)         credit, environmental,
Domestic debt instrument which    extension, interest
gives the lender a lien on        rate, liquidity, market,
property as security for the      natural event, political,
loan payment.                     prepayment, valuation      |_|    |_|    |_|       |_|       |_|        --        |_|      |_|
------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES        credit, currency,
Domestic and foreign              extension, interest
securities (such as Ginnie        rate, leverage, market,
Maes, Freddie Macs, Fannie        political, prepayment      |X|    |X|(1) |X|       |_|       |X|        |X|       |X|      |X|
Maes) which represent
interests in pools of
mortgages, whereby the
principal and interest paid
every month is passed through
to the holder of the
securities.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                     FLEMING
                                                             SHORT         GLOBAL    EMERGING               U.S.             INTER-
                                                             TERM         STRATEGIC  MARKETS   STRATEGIC  TREASURY           MEDIATE
                                  RELATED TYPES OF RISK      BOND   BOND   INCOME      DEBT      INCOME    INCOME   BOND II   BOND
------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE DOLLAR ROLLS The sale    currency, extension,
of domestic and foreign           interest rate,
mortgage-backed securities        leverage, liquidity,
with the promise to purchase      market, political,
similar securities at a later     prepayment                 |X|(2) |X|(1,2) |X|(2)   |_|(2)    |X|(2)     |_|(2)    |X|(2)   |X|(2)
date. Segregated liquid assets
are used to offset leverage
risk.
------------------------------------------------------------------------------------------------------------------------------------
PARTICIPATION INTERESTS           credit, currency,
Interests that represent a        extension, interest
share of bank debt or similar     rate, liquidity,
securities or obligations.        political, prepayment      |_|    |_|      |_|      |_|       |_|        --        |_|      |_|
------------------------------------------------------------------------------------------------------------------------------------
PRIVATE PLACEMENTS Bonds or       credit, interest rate,
other investments that are        liquidity, market,
sold directly to an               valuation                  |_|    |X|      |X|      |_|       |_|        --        |X|      |X|
institutional investor.
------------------------------------------------------------------------------------------------------------------------------------
REITS AND OTHER REAL-ESTATE       credit, interest rate,
RELATED INSTRUMENTS Securities    liquidity, market,
of issuers that invest in real    natural event,
estate or are secured by real     prepayment, valuation      |_|    |_|      |_|      |_|       |_|        --        |_|      |_|
estate.
------------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS             credit                     |_|    |_|      |_|      |_|       |_|        |X|       |_|      |_|
Contracts whereby the Fund
agrees to purchase a security
and resell it to to the seller
on a particular date and at a
specific price.
------------------------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS     credit, leverage           |_|(2) |_|(2)   |_|(2)   |_|(2)    |_|(2)     |_|(2)    |_|(2)   |_|(2)
Contracts whereby the Fund
sells a security and agrees to
repurchase it from the buyer
on a particular date and at a
specific price. Considered a
form of borrowing.
------------------------------------------------------------------------------------------------------------------------------------
SOVEREIGN DEBT, BRADY BONDS,      credit, currency,
AND DEBT OF SUPRANATIONAL         interest rate, market,
ORGANIZATIONS Dollar- or          political                  |_|    |X|(1)   |X|      |X|       |X|        --        |_|      |_|
non-dollar- denominated
securities issued by foreign
governments or supranational
organizations. Brady bonds are
issued in connection with debt
restructurings.
------------------------------------------------------------------------------------------------------------------------------------
SWAPS Contractual agreement       credit, currency,
whereby a party agrees to         interest rate,
exchange periodic payments        leverage, market,
with a counterparty.              political                  |_|    |X|      |_|      |_|       |_|        |_|       |_|      |_|
Segregated liquid assets are
used to offset leverage risk.
------------------------------------------------------------------------------------------------------------------------------------
TAX EXEMPT MUNICIPAL              credit, interest
SECURITIES Securities,            rate, market,
generally issued as general       natural event,
obligation and revenue bonds,     political                  |_|    |_|      |_|      |_|       |_|        |_|       |_|      |_|
whose interest is exempt from
federal taxation and state
and/or local taxes in the
state where the securities
were issued.
------------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES        interest rate              |X|    |X|     |X|       |X|       |X|        |X|       |X|      |X|
Debt instruments (Treasury
bills, notes, and bonds)
guaranteed by the U.S.
government for the timely
payment of principal and
interest.
------------------------------------------------------------------------------------------------------------------------------------
ZERO COUPON, PAY-IN-KIND, AND     credit, currency,
DEFERRED PAYMENT SECURITIES       interest rate,
Domestic and foreign              liquidity, market,
securities offering non-cash      political, valuation       |_|    |_|(1)   |_|      |_|       |_|        |_|       |_|      |_|
or delayed-cash payment. Their
prices are typically more
volatile than those of some
other debt instruments and
involve certain special tax
considerations.
------------------------------------------------------------------------------------------------------------------------------------

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

      (1) All foreign securities in the aggregate may not exceed 25% of the Fund's assets.

      (2) All forms of borrowing (including securities lending, mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS FOR THE FUNDS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.

-------------------------------------------------------------------------------------------------------------------------------
POTENTIAL RISKS                               POTENTIAL REWARDS                        POLICIES TO BALANCE RISK AND REWARD
-------------------------------------------------------------------------------------------------------------------------------
MARKET CONDITIONS
-     Each Fund's share price, yield,         -     Bonds have generally               -     Under normal circumstances the
      and total return will fluctuate               outperformed money market                Funds plan to remain fully
      in response to bond market                    investments over the long term,          invested in bonds and other
      movements                                     with less risk than stocks               fixed income securities.
-     The value of most bonds will            -     Most bonds will rise in value      -     Bond investments may include
      fall when interest rates rise;                when interest rates fall                 U.S. and foreign corporate and
      the longer a bond's maturity and        -     Mortgage-backed and asset-backed         government bonds,
      the lower its credit quality,                 securities and direct mortgages          mortgage-backed and asset-backed
      the more its value typically                  can offer attractive returns             securities, convertible
      falls                                                                                  securities, participation
-     Adverse market conditions may                                                          interests and private placements
      from time to time cause a Fund                                                   -     The Funds seek to limit risk and
      to take temporary defensive                                                            enhance total return or yields
      positions that are inconsistent                                                        through careful management,
      with its principal investment                                                          sector allocation, individual
      strategies and may hinder a Fund                                                       securities selection, and
      from achieving its investment                                                          duration management
      objective                                                                        -     During severe market downturns,
-     Mortgage-backed and asset-backed                                                       the Funds have the option of
      securities (securities                                                                 investing up to 100% of assets
      representing an interest in, or                                                        in high quality short-term
      secured by, a pool of mortgages                                                        instruments
      or other assets such as                                                          -     Each adviser monitors interest
      receivables) and direct                                                                rate trends, as well as
      mortgages could generate capital                                                       geographic and demographic
      losses or periods of low yields                                                        information related to
      if they are paid off                                                                   mortgage-backed securities and
      substantially earlier or later                                                         mortgage prepayments
      than anticipated

CREDIT QUALITY
-     The default of an issuer would          -     Investment-grade bonds have a      -     Each Fund maintains its own
      leave a Fund with unpaid                      lower risk of default                    policies for balancing credit
      interest or principal                   -     Junk bonds offer higher yields           quality against potential yields
-     Junk bonds (those rated BB, Ba                and higher potential gains               and gains in light of its
      or lower) have a higher risk of                                                        investment goals
      default, tend to be less liquid,                                                 -     Each adviser develops its own
      and may be more difficult to                                                           ratings of unrated securities
      value                                                                                  and makes a credit quality
                                                                                             determination for unrated
                                                                                             securities

FOREIGN INVESTMENTS
-     A Fund could lose money because         -     Foreign bonds, which represent a   -     Foreign bonds are a primary
      of foreign government actions,                major portion of the world's             investment only for Global
      political instability, or lack                fixed income securities, offer           Strategic Income and Emerging
      of adequate and accurate                      attractive potential performance         Markets Debt Funds and may be a
      information                                   and opportunities for                    significant investment for Short
-     Currency exchange rate movements              diversification                          Term Bond, Bond, Bond II,
      could reduce gains or create            -     Favorable exchange rate                  Intermediate Bond and Strategic
      losses                                        movements could generate gains           Income Funds
-     Currency and investment risks                 or reduce losses                   -     To the extent that a Fund
      tend to be higher in emerging           -     Emerging markets can offer               invests in foreign bonds, it may
      markets; these markets als-                   higher returns                           manage the currency exposure of
      present higher liquidity and                                                           its foreign investments relative
      valuation risks                                                                        to its benchmark, and may hedge
                                                                                             a portion of its foreign
                                                                                             currency exposure into the U.S.
                                                                                             dollar from time to time (see
                                                                                             also "Derivatives"); these
                                                                                             currency management techniques
                                                                                             may not be available for certain
                                                                                             emerging markets investments

-------------------------------------------------------------------------------------------------------------------------------
POTENTIAL RISKS                               POTENTIAL REWARDS                        POLICIES TO BALANCE RISK AND REWARD
-------------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES
-     When a Fund buys securities             -     A Fund can take advantage of       -     Each Fund segregates liquid
      before issue or for delayed                   attractive transaction                   assets to offset leverage risks
      delivery, it could be exposed to              opportunities
      leverage risk if it does not
      segregate liquid assets

MANAGEMENT CHOICES
-     A Fund could underperform its           -     A Fund could outperform its        -     Each adviser focuses its active
      benchmark due to its sector,                  benchmark due to these same              management on those areas where
      securities or duration choices                choices                                  it believes its commitment to
                                                                                             research can most enhance
                                                                                             returns and manage risks in a
                                                                                             consistent way

DERIVATIVES
-     Derivatives such as futures,            -     Hedges that correlate well with    -     The Funds use derivatives, such
      options, swaps and forward                    underlying positions can reduce          as futures, options, swaps and
      foreign currency contracts(1)                 or eliminate losses at low cost          forward foreign currency
      that are used for hedging the           -     A Fund could make money and              contracts for hedging and for
      portfolio or specific securities              protect against losses if                risk management (i.e., to adjust
      may not fully offset the                      management's analysis proves             duration or yield curve
      underlying positions and this                 correct                                  exposure, or to establish or
      could result in losses to the           -     Derivatives that involve                 adjust exposure to particular
      Fund that would not have                      leverage could generate                  securities, markets, or
      otherwise occurred                            substantial gains at low cost            currencies); risk management may
-     Derivatives used for risk                                                              include management of a Fund's
      management may not have the                                                            exposure relative to its
      intended effects and may result                                                        benchmark
      in losses or missed                                                              -     The Funds only establish hedges
      opportunities                                                                          that they expect will be highly
-     The counterparty to a                                                                  correlated with underlying
      derivatives contract could                                                             positions
      default                                                                          -     While the Funds (other than the
-     Certain types of derivatives                                                           Strategic Income Fund) may use
      involve costs to the Funds which                                                       derivatives that incidentally
      can reduce returns                                                                     involve leverage, they do not
-     Derivatives that involve                                                               use them for the specific
      leverage could magnify losses                                                          purpose of leveraging their
-     Derivatives used for non-hedging                                                       portfolios
      purposes could cause losses that
      exceed the original investment
-     Derivatives may, for tax
      purposes, affect the character
      of gain and loss realized by a
      Fund, accelerate recognition of
      income to a Fund, affect the
      holding period of a Fund's
      assets and defer recognition of
      certain of a Fund's losses.

SECURITIES LENDING
-     When a Fund lends a security,           -     A Fund may enhance income          -     Each adviser maintains a list of
      there is a risk that the loaned               through the investment of the            approved borrowers
      securities may not be returned                collateral received from the       -     The Funds receive collateral
      if the borrower or the lending                borrower                                 equal to at least 100% of the
      agent defaults                                                                         current value of securities
-     The collateral will be subject                                                         loaned plus accrued interest
      to the risks of the securities                                                   -     The lending agents indemnify a
      in which it is invested                                                                Fund against borrower default
                                                                                       -     Each adviser's collateral
                                                                                             investment guidelines limit the
                                                                                             quality and duration of
                                                                                             collateral investment to
                                                                                             minimize losses
                                                                                       -     Upon recall, the borrower must
                                                                                             return the securities loaned
                                                                                             within the normal settlement
                                                                                             period

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

-----------------------------------------------------------------------------------------------------------------------------------
POTENTIAL RISKS                               POTENTIAL REWARDS                        POLICIES TO BALANCE RISK AND REWARD
-----------------------------------------------------------------------------------------------------------------------------------
ILLIQUID HOLDINGS
 -     A Fund could have difficulty           -     These holdings may offer more      -     No Funds may invest more than
       valuing these holdings precisely             attractive yields or potential           15% of net assets in illiquid
 -     A Fund could be unable to sell               growth than comparable widely            holdings
       these holdings at the time or                traded securities                  -     To maintain adequate liquidity
       price desired                                                                         to meet redemptions, each Fund
                                                                                             may hold high quality short-term
                                                                                             instruments (including
                                                                                             repurchase agreements and
                                                                                             reverse repurchase agreements)
                                                                                             and, for temporary or
                                                                                             extraordinary purposes, may
                                                                                             borrow from banks up to 33 1/3%
                                                                                             of the value of its total assets
                                                                                             or draw on a line of credit

SHORT-TERM TRADING
-     Increased trading would raise a         -     A Fund could realize gains in a    -     The Funds may use short-term
      Fund's transaction costs                      short period of time                     trading to take advantage of
-     Increased short-term capital            -     A Fund could protect against             attractive or unexpected
      gains distributions would raise               losses if a bond is overvalued           opportunities or to meet demands
      shareholders' income tax                      and its value later falls                generated by shareholder
      liability                                                                              activity
                                                                                       -     The Funds' Portfolio Turnover
                                                                                             Rates for the most recent fiscal
                                                                                             years are listed below:
                                                                                                Bond Fund: 423%
                                                                                                Bond Fund II: 319%
                                                                                                Fleming Emerging Markets Debt
                                                                                                Fund: 141%
                                                                                                Global Strategic Income Fund: 107%
                                                                                                Intermediate Bond Fund: 238%
                                                                                                Short Term Bond Fund: 160%
                                                                                                Strategic Income Fund: 174%
                                                                                                US Treasury Income Fund: 134%

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which are available upon request.

JPMORGAN BOND FUND@^

                                                                      YEAR         YEAR           YEAR         YEAR         YEAR
                                                                     ENDED        ENDED          ENDED        ENDED        ENDED
PER SHARE OPERATING PERFORMANCE:                                  10/31/01     10/31/00       10/31/99     10/31/98     10/31/97
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $    9.43    $    9.41      $   10.09    $    9.93    $    9.82
--------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
      Net Investment Income                                           0.52+        0.58           0.55         0.62         0.63
      Net Gain or Loss in Securities (both realized and
      unrealized)                                                     0.70         0.02          (0.57)        0.16         0.17
                                                                 ---------    ---------      ---------    ---------    ---------
      Total from Investment Operations                                1.22         0.60          (0.02)        0.78         0.80
   Less Distributions:
      Dividends from Net Investment Income                           (0.57)       (0.58)         (0.56)       (0.62)       (0.62)
      In Excess of Net Investment Income                                --        (0.00)(2)         --           --           --
      Distributions from Capital Gains                                  --           --          (0.10)          --        (0.07)
                                                                 ---------    ---------      ---------    ---------    ---------
      Total Distributions                                            (0.57)       (0.58)         (0.66)       (0.62)       (0.69)
Net Asset Value, End of Period                                   $   10.08    $    9.43      $    9.41    $   10.09    $    9.93
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                        13.32%        6.61%         (0.23%)       8.06%        8.58%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
   Net Assets, End of Period (millions)                          $     315    $     240      $     235    $     216    $     169
Ratio To Average Net Assets:
      Net Expenses                                                   0.69%        0.69%          0.69%        0.66%        0.68%
--------------------------------------------------------------------------------------------------------------------------------
      Net Investment Income                                          5.77%        6.19%          5.72%        6.14%        6.41%
--------------------------------------------------------------------------------------------------------------------------------
      Expenses Without Waivers, Reimbursements and
      Earnings Credits                                               0.70%        0.69%          0.69%        0.66%        0.68%
--------------------------------------------------------------------------------------------------------------------------------
      Net Investment Income Without Waivers, Reimbursements and
      Earnings Credits                                               5.76%        6.19%          5.72%        6.14%        6.41%
--------------------------------------------------------------------------------------------------------------------------------

Portfolio Turnover Rate*                                              423%         531%           465%         115%          93%
--------------------------------------------------------------------------------------------------------------------------------

  ^   Formerly J.P. Morgan Bond Fund.
(2)   Amount is less than $0.005.
  * Percentages prior to 9/10/01 reflect the portfolio turnover of The U.S. Fixed Income Portfolio, in which the Fund invested all of its investable assets.

  @ Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with a fund reorganization. Prior periods have been restated to reflect the split.
  +   Calculated based upon average shares outstanding.

JPMORGAN BOND FUND II(1)

                                                                      YEAR         YEAR           YEAR         YEAR    1/1/97(2)
                                                                     ENDED        ENDED          ENDED        ENDED      THROUGH
PER SHARE OPERATING PERFORMANCE:                                  10/31/01     10/31/00       10/31/99     10/31/98     10/31/97
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $   38.02    $   38.38      $   41.29    $   41.01    $   40.34
--------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                           2.18         2.38           2.36         2.56         2.31
      Net gain or loss in securities (both realized and
      unrealized)                                                     2.95        (0.36)         (2.37)        0.76         0.67
                                                                 ---------    ---------      ---------    ---------    ---------
      Total from investment operations                                5.13         2.02          (0.01)        3.32         2.98
   Less distributions:
      Dividends from net investment income                           (2.18)       (2.38)         (2.36)       (2.55)       (2.31)
      Distributions from capital gains                                  --           --          (0.54)       (0.49)          --
                                                                 ---------    ---------      ---------    ---------    ---------
      Total distributions                                            (2.18)       (2.38)         (2.90)       (3.04)       (2.31)
Net asset value, end of period                                   $   40.97    $   38.02      $   38.38    $   41.29    $   41.01
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                        13.87%        5.50%         (0.01%)       8.44%        7.64%
================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
      Net assets, end of period (in millions)                    $     683    $     587      $     620    $     590    $     520
--------------------------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE NET ASSETS:
--------------------------------------------------------------------------------------------------------------------------------
      Expenses(3)                                                    0.63%        0.69%          0.03%        0.03%        0.02%
--------------------------------------------------------------------------------------------------------------------------------
      Net investment income(3)                                       5.52%        6.30%          5.97%        6.27%        6.89%
--------------------------------------------------------------------------------------------------------------------------------
      Expenses without waivers, reimbursements and
      earnings credits(3)                                            0.75%        0.71%          0.49%        0.51%        0.49%
--------------------------------------------------------------------------------------------------------------------------------
      Net investment income without waivers,
      reimbursements and earnings credits(3)                         5.40%        6.28%          5.51%        5.79%        6.42%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                               319%         157%           300%         306%         261%
--------------------------------------------------------------------------------------------------------------------------------

(1)   Formerly Chase Vista Select Bond Fund Institutional Class Shares.
(2)   Commencement of operations.
(3)   Short periods have been annualized.

JPMORGAN FLEMING EMERGING MARKETS DEBT FUND(1)

                                                                      YEAR         YEAR        1/1/99          YEAR       4/17/97
                                                                     ENDED        ENDED       THROUGH         ENDED       THROUGH
PER-SHARE DATA                                                     7/31/01      7/31/00     7/31/99(2)     12/31/98   12/31/97(3)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $    8.77    $    7.29      $    7.30    $    9.76    $   10.00
------------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                           0.88         0.95           0.49         1.15         0.58
      Net realized and unrealized gain (loss) on
      investment                                                     (0.87)        1.42           0.02        (2.64)       (0.05)
                                                                 ---------    ---------      ---------    ---------    ---------
      Total from investment operations                                0.01         2.37           0.51        (1.49)        0.53
   Distributions to shareholders from:
      Net investment income                                          (0.96)       (0.89)         (0.52)       (0.81)       (0.58)
      In excess of net investment income                                --           --             --        (0.16)       (0.02)
      Net realized gain                                                 --           --             --           --        (0.17)
                                                                 ---------    ---------      ---------    ---------    ---------
      Total distributions to shareholders                            (0.96)       (0.89)         (0.52)       (0.97)       (0.77)
Net asset value, end of period                                   $    7.82    $    8.77      $    7.29    $    7.30    $    9.76
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                         (0.17)%     34.12%          7.27%(4)    (15.93)%      5.47%(4)
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
      Net assets, end of period (in millions)                    $      35    $      20      $      26    $      19    $      12
------------------------------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------------
      Net expenses                                                   1.25%        1.25%          1.25%(5)     1.25%        1.25%(5)
------------------------------------------------------------------------------------------------------------------------------------
      Net investment income                                         11.20%       11.01%         12.28%(5)    10.05%        9.71%(5)
------------------------------------------------------------------------------------------------------------------------------------
      Expenses without reimbursement                                 1.92%        1.95%          2.51%(5)     2.09%        2.40%(5)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate*                                              141%         295%           555%(4)      791%         182%(4)
------------------------------------------------------------------------------------------------------------------------------------

(1)   Formerly J.P. Morgan Emerging Markets Debt Fund
(2)   In 1999, the Fund changed the fiscal year-end from 12/31 to 7/31.
(3)   The Fund commenced operations on 4/17/97.
(4)   Not annualized.
(5)   Annualized.

* The percentages reflect the portfolio turnover of The Emerging Markets Debt Portfolio, in which the Fund invested all of its investable assets.

JPMORGAN GLOBAL STRATEGIC INCOME FUND(1)@

                                                                         YEAR        YEAR        YEAR   11/05/97~
                                                                        ENDED       ENDED       ENDED     THROUGH
PER SHARE OPERATING PERFORMANCE:                                     10/31/01    10/31/00    10/31/99    10/31/98
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $   9.42    $   9.47    $   9.84    $  10.28
-----------------------------------------------------------------------------------------------------------------
   Net investment income                                                 0.67+       0.87        0.60        0.70
      Net gain or loss in securities (both realized and unrealized)     (0.38)      (0.26)      (0.38)      (0.49)
                                                                     --------    --------    --------    --------
      Total from investment operations                                   0.29        0.61        0.22        0.21
   Less distributions
      Dividends from net investment income                              (0.76)      (0.66)      (0.59)      (0.63)
      Return of capital                                                    --          --          --       (0.02)
                                                                     --------    --------    --------    --------
      Total distributions                                               (0.76)      (0.66)      (0.59)      (0.65)
Net asset value, end of period                                       $   8.95    $   9.42    $   9.47    $   9.84
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                            5.46%       6.57%       2.26%       1.97%
=================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------
      Net assets, end of period (in millions)                        $      5    $      7    $      9    $     10
-----------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE NET ASSETS:(4)
-----------------------------------------------------------------------------------------------------------------
      Expenses                                                          1.00%       1.00%       1.00%       1.00%
-----------------------------------------------------------------------------------------------------------------
      Net investment income                                             7.32%       7.05%       6.35%       6.24%
-----------------------------------------------------------------------------------------------------------------
      Expenses without reimbursements                                   2.63%       2.50%       1.54%       1.89%
-----------------------------------------------------------------------------------------------------------------
      Net Investment Income Without Waivers,
      Reimbursements and Earnings Credits                               5.69%       5.55%       5.81%       5.35%
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate*                                                 107%        266%        318%        368%
-----------------------------------------------------------------------------------------------------------------

(1)   Formerly J.P. Global Strategic Income Fund.
~     Commencement of offering of class of shares.
(4)   Short periods have been annualized.
* The percentages reflect the portfolio turnover of The Global Strategic Income Portfolio, of which the fund invested all its investable assets.
@ Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with a fund reorganization. Prior periods have been restated to reflect the split.
+     Calculated based upon average shares outstanding.

JPMORGAN INTERMEDIATE BOND FUND(1)

                                                                      YEAR         YEAR           YEAR         YEAR    1/1/97(2)
                                                                     ENDED        ENDED          ENDED        ENDED      THROUGH
PER SHARE OPERATING PERFORMANCE:                                  10/31/01     10/31/00       10/31/99     10/31/98     10/31/97
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $    9.66    $    9.69      $   10.36    $   10.19    $   10.09
--------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                           0.53         0.55           0.55         0.62         0.55
      Net gains or losses in securities (both realized
      and unrealized)                                                 0.83        (0.03)         (0.52)        0.17         0.10
                                                                 ---------    ---------      ---------    ---------    ---------
      Total from investment operations                                1.36         0.52           0.03         0.79         0.65
   Less distributions:
      Dividends from net investment income                           (0.53)       (0.55)         (0.55)       (0.62)       (0.55)
      Distributions from capital gains                                  --           --          (0.15)          --           --
                                                                 ---------    ---------      ---------    ---------    ---------
      Total distributions                                            (0.53)       (0.55)         (0.70)       (0.62)       (0.55)
Net asset value, end of period                                   $   10.49    $    9.66      $    9.69    $   10.36    $   10.19
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                        14.48%        5.61%          0.33%        7.98%        6.71%
================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
      Net assets, end of period (in millions)                    $     500    $     387      $     376    $     353    $     319
--------------------------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE NET ASSETS:(3)
--------------------------------------------------------------------------------------------------------------------------------
      Expenses                                                       0.75%        0.70%          0.04%        0.04%        0.06%
--------------------------------------------------------------------------------------------------------------------------------
      Net investment income                                          5.29%        5.78%          5.55%        6.16%        6.67%
--------------------------------------------------------------------------------------------------------------------------------
      Expenses without waivers, reimbursements and earnings
      credits                                                        0.77%        0.72%          0.50%        0.52%        0.54%
--------------------------------------------------------------------------------------------------------------------------------
      Net investment income without waivers, reimbursements and
      earnings credits                                               5.27%        5.76%          5.09%        5.68%        6.19%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                               238%         110%           123%         168%         193%
--------------------------------------------------------------------------------------------------------------------------------

(1)   Formerly Chase Vista Select Intermediate Bond Fund.

(2)   Commencement of operations.
(3)   Short periods have been annualized.

JPMORGAN SHORT TERM BOND FUND(1)@

                                                                      YEAR         YEAR           YEAR         YEAR         YEAR
                                                                     ENDED        ENDED          ENDED        ENDED        ENDED
PER SHARE OPERATING PERFORMANCE:                                  10/31/01     10/31/00       10/31/99     10/31/98     10/31/97
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $    9.61    $    9.70      $   10.00    $    9.87    $    9.88
--------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                              0.51+        0.58           0.57         0.56         0.58
      Net gain or loss in securities (both realized and
      unrealized)                                                     0.46        (0.09)         (0.31)        0.13        (0.01)
                                                                 ---------    ---------      ---------    ---------    ---------
      Total from investment operations                                0.97         0.49           0.26         0.69         0.57
   Less distributions:
      Dividends from net investment income                           (0.55)       (0.58)         (0.51)       (0.56)       (0.58)
      Distributions from capital gains                                  --           --          (0.05)          --           --
                                                                 ---------    ---------      ---------    ---------    ---------
      Total distributions                                            (0.55)       (0.58)         (0.56)       (0.56)       (0.58)
Net asset value, end of period                                   $   10.03    $    9.61      $    9.70    $   10.00    $    9.87
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                        10.39%        5.19%          2.70%        7.24%        5.98%
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
      Net assets, end of period (in millions)                    $      67    $      38      $      39    $      31    $      15
--------------------------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE NET ASSETS:
--------------------------------------------------------------------------------------------------------------------------------
      Expenses                                                       0.60%        0.60%          0.57%        0.50%        0.50%
--------------------------------------------------------------------------------------------------------------------------------
      Net investment income                                          5.22%        6.00%          5.24%        5.66%        5.94%
--------------------------------------------------------------------------------------------------------------------------------
      Expenses without reimbursements                                0.82%        0.82%          0.80%        0.98%        1.38%
--------------------------------------------------------------------------------------------------------------------------------
      Net investment income without waivers, reimbursements and
      earnings credits                                               5.00%        5.78%          5.01%        5.18%        5.06%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate*                                              160%         271%           398%         381%         219%
--------------------------------------------------------------------------------------------------------------------------------

(1)   Formerly J.P. Morgan Short Term Bond Fund.

* The percentages prior to 9/10/01 reflect the portfolio turnover of The Short Term Bond Portfolio of which the Fund invested all of its investable assets.
@ Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with a fund reorganization. Prior periods have been restated to reflect the split.
+     Calculated based upon average shares outstanding.

JPMORGAN STRATEGIC INCOME FUND(1)

                                                                    11/30/98*~
                                                                       THROUGH
PER SHARE OPERATING PERFORMANCE:                                      10/31/99
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $    10.00
--------------------------------------------------------------------------------
   Income from Investment Operations:
      Net Investment Income                                               0.72
      Net Gains or Losses in Securities (both realized
      and unrealized)                                                    (0.41)
                                                                    ----------
      Total from Investment Operations                                    0.31
   Distributions to Shareholders from:
      Dividends from Net Investment Income                                0.72
      Distributions from Capital Gains                                      --
                                                                    ----------
      Total Dividends and Distributions                                   0.72
Net Asset Value, End of Period                                      $     9.59
--------------------------------------------------------------------------------
TOTAL RETURN                                                             3.29%
================================================================================
RATIOS AND SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------
      Net Assets, end of period (in millions)                       $        1
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
--------------------------------------------------------------------------------
      Expenses                                                           0.24%
--------------------------------------------------------------------------------
      Net Investment Income                                              8.07%
--------------------------------------------------------------------------------
      Expenses Without Waivers, Reimbursements and
      Earnings Credits                                                   3.87%
--------------------------------------------------------------------------------
      Net Investment Income Without Waivers, Reimbursements and
      Earnings Credits                                                   4.44%
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                                   136%
--------------------------------------------------------------------------------

(1)   Formerly Chase Vista Strategic Income Fund.
#     Short periods have been annualized.
*     Commencement of operations.
~ All outstanding shares were redeemed effective November 5, 1999. The Fund continues to offer Select Class Shares for sale.

JPMORGAN U.S. TREASURY INCOME FUND(1)

                                                                      2/16/01*
                                                                       Through
PER SHARE OPERATING PERFORMANCE:                                      10/31/01
-------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $  11.10
-------------------------------------------------------------------------------
   Income from Investment Operations:
      Net Investment Income                                               0.37
      Net Gain or (Losses) in Securities (both realized
      and unrealized)                                                     0.66
                                                                      --------
      Total from Investment Operations                                    1.03
   Distributions to Shareholders from:
      Dividends from Net Investment Income                               (0.36)
      Distributions from Capital Gains                                      --
                                                                      --------
      Total Dividends and Distributions                                  (0.36)
Net Asset Value, End of Period                                        $  11.77
-------------------------------------------------------------------------------
TOTAL RETURN                                                             9.52%
===============================================================================
RATIOS AND SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------
      Net Assets, End of Period (in millions)                         $     76
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:(3)
-------------------------------------------------------------------------------
      Expenses                                                           0.55%
-------------------------------------------------------------------------------
      Net investment income                                              4.73%
-------------------------------------------------------------------------------
      Expenses without waivers, reimbursements and
      earnings credits                                                   0.98%
-------------------------------------------------------------------------------
      Net investment income without waivers,
      reimbursements and earnings credits                                4.30%
-------------------------------------------------------------------------------
Portfolio turnover rate                                                   134%
-------------------------------------------------------------------------------

(1)   Formerly Chase Vista U.S. Treasury Income Fund.

*     Commencement of offering of class of shares.

(3)   Short periods have been annualized.

                      This page intentionally left blank.

--------------------------------------------------------------------------------
HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS
SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy shares through an institution Please contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

                       JPMorgan Funds Fulfillment Center
                               393 Manley Street
                        West Bridgewater, MA 02379-1039

The Funds' Investment Company Act File Nos. are 811-07342 for JPMorgan Short Term Bond Fund, JPMorgan Bond Fund and JPMorgan Global Strategic Income Fund, 811-5151 for JPMorgan Strategic Income Fund and JPMorgan U.S. Treasury Income Fund 811-7843 for JPMorgan Intermediate Bond Fund and for JPMorgan Bond Fund II and 811-07340 for JPMorgan Fleming Emerging Markets Debt Fund.

       (C) J.P. Morgan Chase & Co. All Rights Reserved. February 2002

                                                                    PR-FIS-302X

                                                    PROSPECTUS FEBRUARY 28, 2002




----------------------------------------------
JPMORGAN INCOME FUNDS
CLASS A SHARES

SHORT TERM BOND FUND II

                                             THE SECURITIES AND EXCHANGE
                                             COMMISSION HAS NOT APPROVED OR
                                             DISAPPROVED OF THESE SECURITIES OR
                                             DETERMINED IF THIS PROSPECTUS IS
                                             TRUTHFUL OR COMPLETE. ANY
                                             REPRESENTATION TO THE CONTRARY IS A
                                             CRIMINAL OFFENSE.


                                             [JPMORGAN LOGO]
                                             JPMORGAN FLEMING
                                             ASSET MANAGEMENT

CONTENTS

      Short Term Bond Fund II                                            1

      The Fund's Management and Administration                           8

      How Your Account Works                                             9

         About Sales Charges                                             9

         Total Sales Charge                                              9

         Buying Fund Shares                                              9

         Selling Fund Shares                                            11

         Exchanging Fund Shares                                         11

         Other Information Concerning the Fund                          12

         Distributions and Taxes                                        13

      Shareholder Services                                              14

      Financial Highlights                                              15

      How to Reach Us                                           Back cover

JPMORGAN SHORT TERM BOND FUND II

THE FUND'S OBJECTIVE
The Fund seeks a high level of income, consistent with preservation of capital.

THE FUND'S MAIN
INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund invests substantially all of its assets in investment-grade debt securities of all types. Under normal market conditions, the Fund's portfolio will be invested in debt instruments that have a dollar-weighted average maturity which will not exceed three years.

Substantially all of the Fund's investments will be rated investment grade, by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Investors Service, Inc. (Fitch), or the equivalent by another national rating organization, or unrated but deemed by the adviser to be of comparable quality.

The Fund may make substantial investments in foreign debt securities, including securities of issuers in developing countries, as long as they meet the Fund's credit quality standards.

The Fund develops an appropriate portfolio strategy by selecting among various sectors (for example, corporate bonds, U.S. government debt, mortgage-backed securities or asset-backed securities) and securities. When making these selections, the adviser uses a relative value investment approach as well as extensive analyses of the securities' creditworthiness and structures. The adviser seeks to spread the Fund's investments across a variety of sectors to maximize diversification and liquidity. The adviser also actively manages the duration of the Fund's portfolio.

In determining if a sector or security is relatively undervalued, the adviser looks to whether different sectors and securities are appropriately priced given their risk characteristics and the fundamental (such as economic growth or inflation outlook) and technical (such as supply and demand) factors in the market at any point in time. The adviser may change the emphasis that it places on each of these factors from time to time. In addition, research plays an important role in the adviser's relative value investment process. The research effort incorporates both fundamental and quantitative analysis.

In determining whether to sell a debt security, the adviser will use the same type of analysis that it uses in buying debt securities in order to determine whether the debt security is still undervalued. This may include selling those securities which have appreciated to meet their target valuations.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     -    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
          OBJECTIVE.
     -    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
THE FUND MAY TRADE SECURITIES ACTIVELY, WHICH COULD INCREASE TRANSACTION COSTS (AND LOWER PERFORMANCE) AND INCREASE YOUR TAXABLE DIVIDENDS.

The frequency of yield curve shifts over the last few years has made yield curve strategies an important dimension of the Fund's overall investment strategy. Yield curves show the relationship between yields on similar debt securities with different maturities. The Fund may seek gains by investing in anticipation of yield curve movements.

The adviser considers several factors when choosing investments, including current yield, preservation of original investment, maturity, credit quality, ease of buying and selling and yield to maturity. The adviser will adjust the portfolio as market conditions change.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may enter into "dollar rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (but not its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

THE FUND'S MAIN
INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of fixed-income investments such as bonds tends to fall when prevailing interest rates rise. Such a drop in value could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities. Note that conversely the value of fixed income investments tends to increase when prevailing interest rates fall.

When the Fund invests in mortgage-related securities, the value of the Fund could change more often and to a greater degree than if it did not buy mortgage-backed securities. The prepayment features on some mortgage-related securities make them more sensitive to interest rate changes. Mortgage-related securities are subject to scheduled and unscheduled principal payments as property owners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be lower than on the original mortgage security. When interest rates are rising, the value of fixed-income securities with prepayment features are likely to decrease as much or more than securities without prepayment features. In addition, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities when interest rates fall.

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage backed securities is more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Investments in foreign securities may be riskier than investments in the United States. They may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. If the Fund were to invest in a security which is not denominated in U.S. dollars, it also would be subject to currency exchange risk. These risks increase when investing in issuers located in developing countries.

The Fund's performance will depend on the credit quality of its investments. Securities which are rated in the lowest investment grade category may have fewer protective provisions and are generally more risky than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

If the interest rate on floating and variable rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

Dollar rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its part of the agreement.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Lehman 1-3 Year U.S. Gov't Bond Index and the Lipper Short-Term Investment Grade Debt Funds Index, widely recognized market benchmarks.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front end sales load.

Past performance (before and after taxes)is not necessarily an indication of how any class of this Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
5.04%   4.54%   2.38%   8.22%   5.29%   5.82%   5.21%   2.68%   7.13%   7.01%

BEST QUARTER                    3.02%
                    3rd quarter, 2001
WORST QUARTER                   0.10%
                    1st quarter, 1994

* THE PERFORMANCE OF CLASS ASHARES FOR THE PERIOD BEFORE CLASS A SHARES WERE LAUNCHED ON 5/6/96 IS BASED ON THE PERFORMANCE OF THE SELECT CLASS SHARES OF THE FUND. DURING THIS PERIOD, THE ACTUAL RETURNS OF CLASS A SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS A SHARES HAVE HIGHER EXPENSES THAN SELECT CLASS SHARES.
(1)  THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS(%)

Shows performance over time, for the periods ended December 31, 2001*

                                                 PAST 1 YEAR        PAST 5 YEARS      PAST 10 YEARS
CLASS A SHARES -- RETURN BEFORE TAXES                5.43               5.25               5.15
CLASS A SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS                                        3.39               3.11               3.02
CLASS A SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE OF SHARES                     3.39               3.13               3.06
LEHMAN 1-3 YEAR U.S. GOV'T BOND INDEX
(REFLECTS NO DEDUCTION FOR FEES,
EXPENSES OR TAXES)                                   8.78               6.71               6.18
LIPPER SHORT-TERM INVESTMENT
GRADE DEBT FUNDS INDEX (REFLECTS NO
DEDUCTION FOR TAXES)                                 7.33               6.02               5.85

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    SEE FOOTNOTE ON PREVIOUS PAGE.

INVESTOR EXPENSES FOR CLASS A SHARES
The expenses of Class AShares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

MAXIMUM SALES CHARGE (LOAD)
WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE(*)          1.50%
----------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS
LOWER OF ORIGINAL PURCHASE
PRICE OR REDEMPTION PROCEEDS                 NONE
----------------------------------------------------

*THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A ASSETS)

MANAGEMENT FEES                                   0.25
DISTRIBUTION (RULE 12b-1) FEES                    0.25
SHAREHOLDER SERVICE FEES                          0.25
OTHER EXPENSES(1)                                 0.40
-------------------------------------------------------
TOTAL OPERATING EXPENSES                          1.15
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)          (0.40)
-------------------------------------------------------
NET EXPENSES(2)                                   0.75
-------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.75% OF THEIR AVERAGE DAILY NET ASSETS THROUGH 12/31/03.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and

-    net expenses through 12/31/03, and total operating expenses thereafter.

This example is for comparison only; the Fund's actual returns of Class A Shares and your actual costs may be higher of lower.

                              1 YEAR   3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------
CLASS A SHARES* ($)
(WITHORWITHOUTREDEMPTION)       225       437        702       1,461
--------------------------------------------------------------------------

     *    ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

THE FUND'S MANAGEMENT AND ADMINISTRATION

Short Term Bond Fund II is a series of Mutual Fund Group, which is a Massachusetts business trust. The Trust is governed by trustees who are responsible for overseeing all business activities.

THE FUND'S INVESTMENT ADVISER

J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)) is the investment adviser to the Fund and makes the day-to-day investment decisions for the Fund. JPMFAM (USA) is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMFAM (USA) provides the Fund with investment advice and supervision. JPMFAM (USA) is located at 522 5th Avenue, New York, NY 10036.

Prior to February 28, 2001 the adviser to the Fund was The Chase Manhattan Bank. During the most recent fiscal year ended 10/31/01, the adviser was paid management fees (net of waivers) of 0.25% of average daily net assets.

THE PORTFOLIO MANAGERS
The Fundis managed by a team of individuals at JPMFAM (USA).

THE FUND'S ADMINISTRATOR
JPMorgan Chase Bank (Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a PRO RATA portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Fund has agreements with certain shareholder servicing agents (including JPMorgan Chase Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Class A Shares of the Fund held by investors serviced by the shareholder servicing agent.

JPMFAM (USA) and/or J.P. Morgan Fund Distributors, Inc., (JPMFD) may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUND'S DISTRIBUTOR
JPMFD is the distributor for the Fund. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

ABOUT SALES CHARGES
You may pay a sales charge to buy Class A Shares in the Fund. There are also ongoing charges that all investors pay as long as they own their shares.

There are a number of plans and special discounts which can decrease or even eliminate these charges.

CLASS A SHARES
The initial sales charge is deducted directly from the money you invest. As the table shows, the charge is lower the more you invest. The public offering price of Class A Shares is the net asset value plus the initial sales charge. Net asset value is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors.

The following charts shows the sales charge for the Fund.

TOTAL SALES CHARGE

                               AS % OF THE AS %
                               OFFERING    OF NET
AMOUNT OF                      PRICE       AMOUNT
INVESTMENT                     PER SHARE   INVESTED
----------------------------------------------------
LESS THAN $100,000                1.50       1.52
----------------------------------------------------
$100,000 BUT UNDER $250,000       1.00       1.00
----------------------------------------------------
$250,000 BUT UNDER $500,000       0.50       0.50
----------------------------------------------------
$500,000 BUT UNDER $1 MILLION     0.25       0.25
----------------------------------------------------

There is no sales charge for investments of $1 million or more.

The Fund has adopted a Rule 12b-1 distribution plan under which it pays annual distribution fees of up to 0.25% of the average daily net assets attributed to Class A Shares.

These payments cover such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

BUYING FUND SHARES

You can buy shares three ways:

THROUGH YOUR INVESTMENT
REPRESENTATIVE
Tell your representative you want to buy shares of the Fund and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS
SERVICE CENTER

Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC
INVESTMENT PLAN
You can make regular automatic purchases of at least $100. See Shareholder Services for details.

The price of the shares is based on the net asset value per share (NAV). NAV is the value of everything the Fund owns, minus everything it owes, divided by the number of shares held by investors. You will pay the public offering price which is based on the next NAV calculated after the JPMorgan Funds Service Center accepts your instructions, less any applicable sales charge. The Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange. The Fund generally values its assets at their market value but may use fair value if market prices are unavailable. The JPMorgan Funds Service Center will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the New York Stock Exchange is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock Exchange, we will process your order at that day's price.

You must provide a Taxpayer Identification Number when you open an account. The Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:
THE JPMORGAN FUNDS SERVICE CENTER
1-800-348-4782


MINIMUM INVESTMENTS
For Class A Shares the minimum investment amounts are as follows:

TYPE OF             INITIAL     ADDITIONAL
ACCOUNT             INVESTMENT  INVESTMENTS
-------------------------------------------
REGULAR ACCOUNT       $2,500       $100
-------------------------------------------
SYSTEMATIC
INVESTMENT PLAN(1)    $1,000       $100
-------------------------------------------
IRAS                  $1,000       $100
-------------------------------------------
SEP-IRAS              $1,000       $100
-------------------------------------------
EDUCATION IRAS          $500       $100
-------------------------------------------

(1) For alternative minimum investments for systematic investment plan accounts, please see Shareholder Services.

Make your check out to JPMorgan Funds in U.S. dollars. We won't accept credit cards, cash, or checks from a third party. You cannot sell your shares until your check has cleared, which could take more than 15 calendar days. If you buy through an Automated Clearing House, you cannot sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Fund. Orders by wire will be canceled if the JPMorgan Funds Service Center does not receive payment by 4:00 p.m. Eastern time on the settlement date.

If you're planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays. The Fund will not issue certificates for Class A Shares.

SELLING FUND SHARES
You can sell your shares three ways:

THROUGH YOUR INVESTMENT
REPRESENTATIVE
Tell your representative you want to sell your shares of the Fund. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS
SERVICE CENTER
Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. If you have changed your address of record within the previous 30 days, or if you sell shares of the Fund worth $25,000 or more by phone, we will send it by wire only to a bank account on our records.
Or
Send a signed letter with your instructions to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC WITHDRAWAL PLAN
You can automatically sell as little as $50 worth of Fund shares. See Shareholder Services.

You can sell your shares on any day the JPMorgan Funds Service Center is accepting purchase orders. You will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order, less any applicable sales charges.

We will need the names of the registered shareholders and your account number before we can sell your shares.

Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the New York Stock Exchange, the Fund will send you the proceeds the next business day. We will not accept an order to sell shares if the Fund hasn't collected your payment for the shares. The Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have signatures guaranteed for all registered owners or their legal representative if you want to sell shares with a net asset value of $100,000 or more or if you want your payment to be sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

REDEMPTIONS-IN-KIND
The Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES
You can exchange your shares for shares of the same class of certain other JPMorgan Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares in one of three ways:

THROUGH YOUR INVESTMENT
REPRESENTATIVE
Tell your representative from which Funds and to which Fund you want to exchange your shares from and to. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS
SERVICE CENTER
Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN
You can automatically exchange shares from one JPMorgan account to another of the same class. See Shareholder Services for details.

You should not exchange shares as means of short-term trading as this could increase management cost and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information (SAI) to find out more about the exchange privilege.

OTHER INFORMATION
CONCERNING THE FUND
We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below $500 for 30 days as a result of selling shares. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Fund take reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

You may write to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO64121-9392

DISTRIBUTIONS AND TAXES
The Fund can earn income and it can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund declares and pays net investment income dividends on a monthly basis. The Fund distributes net capital gain annually. You have three options for your distributions. You may:

-    reinvest all of them in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

The Fund expects that its distributions will consist primarily of ordinary income. Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions. Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is only a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax adviser to see how investing in the Fund will affect your own tax situation.

SHAREHOLDER SERVICES

SYSTEMATIC INVESTMENT PLAN
If you make an initial investment of at least $1000, you can regularly invest $100 or more on a monthly, quarterly or semiannual basis. You may also choose to make a lower initial investment of $250, which requires additional monthly systematic investments of $200. The money is automatically deducted from your checking or savings account. For further information please refer to the How Your Account Works section of this prospectus.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC WITHDRAWAL PLAN
You can make regular withdrawals of $50 or more. You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 to start the plan. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC EXCHANGE
You can transfer assets automatically from one JPMorgan Fund account to another on a regular basis. It is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same fund.

FREE EXCHANGE PRIVILEGE
You can exchange shares between JPMorgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE
You can buy back Class A Shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

JPMORGAN SHORT-TERM BOND FUND II

                                                                                CLASS A
                                          --------------------------------------------------------
                                              YEAR        YEAR       YEAR         YEAR        YEAR
                                             ENDED       ENDED      ENDED        ENDED       ENDED
PER SHARE OPERATING PERFORMANCE:          10/31/01    10/31/00   10/31/99     10/31/98    10/31/97
--------------------------------------------------------------------------------------------------
Net asset value, beginning of
period                                    $  9.89     $  9.94     $ 10.14     $ 10.10     $ 10.10
--------------------------------------------------------------------------------------------------
   Income from investment operations:

      Net investment income                 0.43@        0.56        0.46        0.53        0.58

      Net gains or losses in securities
      (both realized and unrealized)         0.53       (0.05)      (0.20)       0.02        --

      Total from investment operations       0.96        0.51        0.26        0.55        0.58

   Less distributions:

      Dividends from net investment
      income                                (0.47)      (0.56)      (0.46)      (0.51)      (0.58)

      Total dividends and distributions     (0.47)      (0.56)      (0.46)      (0.51)      (0.58)
--------------------------------------------------------------------------------------------------
Net asset value, end of period            $ 10.38     $  9.89     $  9.94     $ 10.14     $ 10.10
--------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                              9.95%       5.27%       2.64%       5.58%       5.91%
==================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
Net assets, end of period (in
millions)                                 $    52     $    19     $    22     $    19     $    10
--------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
--------------------------------------------------------------------------------------------------
      Net expenses                           0.75%       0.75%       0.75%       0.76%       0.75%
--------------------------------------------------------------------------------------------------
      Net investment income                  4.25%       5.68%       4.58%       5.28%       5.76%
--------------------------------------------------------------------------------------------------
      Expenses without waivers,
      reimbursements and earnings
      credits                                1.15%       1.37%       1.37%       1.44%       1.31%
--------------------------------------------------------------------------------------------------
      Net investment income without
      waivers, reimbursements and
      earnings Credits                       3.85%       5.06%       3.96%       4.60%       5.20%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                       315%        139%        302%        439%        471%
--------------------------------------------------------------------------------------------------

(1) Total return figures do not include the effect of any front-end sales load. Formerly Chase Vista Short-Term Bond Fund.

@    Calculated based upon average shares outstanding.

                       This page intentionally left blank

HOW TO REACH US

MORE INFORMATION
For investors who want more information on this Fund the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about investments and performance. The annual report also includes details about the market conditions and investment strategies that had a sig-nificant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION
The SAI contains more detailed information about the Fund and its poli-cies. It's incorporated by reference into this prospectus. That means, by law, it's considered to be part of this prospectus.

You can get a free copy of these doc-uments and other information, or ask us any questions, by calling 1 (800) 348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you're there.

PUBLIC REFERENCE ROOM OF THE SEC WASHINGTON, D.C. 20549-0102
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund is also available on the SEC's website at http://www.sec.gov.

                        JPMORGAN FUNDS FULFILLMENT CENTER

                                393 MANLEY STREET
        WEST BRIDGEWATER, MA 02379-1039The Fund's Investment Company Act
                              File No. is 811-5151.
         (C)J.P. Morgan Chase & Co. All Rights Reserved. February 2002

                                                                    PR-STB2A-302

                                                    PROSPECTUS FEBRUARY 28, 2002

JPMORGAN INCOME FUNDS

CLASS M SHARES


SHORT TERM BOND FUND II












                                            THE SECURITIES AND EXCHANGE
                                            COMMISSION HAS NOT APPROVED OR
                                            DISAPPROVED OF THESE SECURITIES OR
                                            DETERMINED IF THIS PROSPECTUS IS
                                            TRUTHFUL OR COMPLETE. ANY
                                            REPRESENTATION TO THE CONTRARY IS A
                                            CRIMINAL OFFENSE.




                                            [LOGO]JPMORGAN FLEMING
                                                  ASSET MANAGEMENT

CONTENTS

Short Term Bond Fund II                                       1

The Fund's Management and Administration                      7

How Your Account Works                                        8

    Buying Fund Shares                                        8

    Selling Fund Shares                                       9

    Exchanging Fund Shares                                    9

    Distributions and Taxes                                  10

Financial Highlights                                         12

How to Reach Us                                      Back cover

JPMorgan SHORT TERM BOND FUND II


THE FUND'S OBJECTIVE
The Fund seeks a high level of income, consistent with preservation of capital.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund invests substantially all of its assets in investment-grade debt securities of all types. Under normal market conditions, the Fund's portfolio will be invested in debt instruments that have a dollar-weighted average maturity which will not exceed three years.

Substantially all of the Fund's investments will be rated investment grade, by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Investors Service, Inc. (Fitch), or the equivalent by another national rating organization, or unrated but deemed by the adviser to be of comparable quality.

The Fund may make substantial investments in foreign debt securities, including securities of issuers in developing countries, as long as they meet the Fund's credit quality standards.

The Fund develops an appropriate portfolio strategy by selecting among various sectors (for example, corporate bonds, U.S. government debt, mortgage-backed securities or asset-backed securities) and securities. When making these selections, the adviser uses a relative value investment approach as well as extensive analyses of the securities' creditworthiness and structures. The adviser seeks to spread the Fund's investments across a variety of sectors to maximize diversification and liquidity. The adviser also actively manages the duration of the Fund's portfolio.

In determining if a sector or security is relatively undervalued, the adviser looks to whether different sectors and securities are appropriately priced given their risk characteristics and the fundamental (such as economic growth or inflation outlook) and technical (such as supply and demand) factors in the market at any point in time. The adviser may change the emphasis that it places on each of these factors from time to time. In addition, research plays an important role in the adviser's relative value investment process. The research effort incorporates both fundamental and quantitative analysis.

In determining whether to sell a debt security, the adviser will use the same type of analysis that it uses in buying debt securities in order to determine whether the debt security is still undervalued. This may include selling those securities which have appreciated to meet their target valuations.

The frequency of yield curve shifts over the last few years has made yield curve strategies an important dimension of


[SIDENOTE]

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
THE FUND MAY TRADE SECURITIES ACTIVELY, WHICH COULD INCREASE TRANSACTION COSTS (AND LOWER PERFORMANCE) AND INCREASE YOUR TAXABLE DIVIDENDS.

the Fund's overall investment strategy. Yield curves show the relationship between yields on similar debt securities with different maturities. The Fund may seek gains by investing in anticipation of yield curve movements.

The adviser considers several factors when choosing investments, including current yield, preservation of original investment, maturity, credit quality, ease of buying and selling and yield to maturity. The adviser will adjust the portfolio as market conditions change.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may enter into "dollar rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (but not its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of fixed-income investments such as bonds tends to fall when prevailing interest rates rise. Such a drop in value could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities. Note that conversely the value of fixed income investments tends to increase when prevailing interest rates fall.

When the Fund invests in mortgage-related securities, the value of the Fund could change more often and to a greater degree than if it did not buy mortgage-backed securities. The prepayment features on some mortgage-related securities make them more sensitive to interest rate changes. Mortgage-related securities are subject to scheduled and unscheduled principal payments as property owners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be lower than on the original mortgage security. When interest rates are rising, the value of fixed-income securities with prepayment features are likely to decrease as much or more than securities without prepayment features. In addition, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities when interest rates fall.

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date.

A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage backed securities is more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Investments in foreign securities may be riskier than investments in the United States. They may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. If the Fund were to invest in a security which is not denominated in U.S. dollars, it also would be subject to currency exchange risk. These risks increase when investing in issuers located in developing countries.

The Fund's performance will depend on the credit quality of its investments. Securities which are rated in the lowest investment grade category may have fewer protective provisions and are generally more risky than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

If the interest rate on floating and variable rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

Dollar rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its part of the agreement.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.


[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares have varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one, five and ten years. It compares that performance to the Lehman 1-3 Year U.S. Gov't Bond Index and the Lipper Short-Term Investment Grade Debt Funds Index, widely recognized market benchmarks.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class M Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class M Shares reflect the deduction of the maximum front end sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1992         5.04%
1993         4.54%
1994         2.38%
1995         8.22%
1996         5.29%
1997         5.82%
1998         5.21%
1999         2.64%
2000         7.01%
2001         6.58%

BEST QUARTER                  2.96%

                  3rd quarter, 2001

WORST QUARTER                 0.10%

                  1st quarter, 1994

* THE FUND'S PERFORMANCE FOR THE PERIOD BEFORE CLASS M WAS LAUNCHED ON 7/1/99 IS BASED ON THE PERFORMANCE OF CLASS A SHARES OF THE FUND. DURING THIS PERIOD, THE ACTUAL RETURNS OF CLASS M SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS M SHARES HAVE HIGHER EXPENSES THAN CLASS A SHARES.
(1) THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS(%)
Shows performance over time, for the periods ended December 31, 2001*

                                                PAST 1 YEAR       PAST 5 YEARS       PAST 10 YEARS
----------------------------------------------------------------------------------------------------
  CLASS M SHARES-- RETURN BEFORE TAXES            5.01              5.11               5.08

  CLASS M SHARES -- RETURN
  AFTER TAXES ON DISTRIBUTIONS                    3.05              3.01               2.97

  CLASS M SHARES -- RETURN
  AFTER TAXES ON DISTRIBUTIONS AND
  SALE OF FUND SHARES                             3.13              3.04               3.02

  LEHMAN 1-3 YEAR U.S. GOV'T BOND INDEX
  (REFLECTS NO DEDUCTION FOR FEES,
  EXPENSES OR TAXES)                              8.78              6.71               6.18

  LIPPER SHORT-TERM INVESTMENT
  GRADE DEBT FUNDS INDEX (REFLECTS
  NO DEDUCTION FOR TAXES)                         7.33              6.02               5.85

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   See footnote on previous page.

INVESTOR EXPENSES FOR CLASS M SHARES
The expenses of Class M Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

  MAXIMUM SALES CHARGE (LOAD)
  WHEN YOU BUY SHARES,
  SHOWN AS % OF THE OFFERING PRICE(*)                                  1.50%

  MAXIMUM DEFERRED SALES
  CHARGE (LOAD) SHOWN AS
  LOWER OF ORIGINAL PURCHASE
  PRICE OR REDEMPTION PROCEEDS                                         NONE

*THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY
 SALES CHARGE.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS M ASSETS)

  MANAGEMENT FEES                                         0.25

  DISTRIBUTION (RULE 12b-1) FEES                          0.35

  SHAREHOLDER SERVICE FEES                                0.25

  OTHER EXPENSES(1)                                       0.26
-----------------------------------------------------------------
  TOTAL OPERATING EXPENSES                                1.11

  FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                (0.11)
-----------------------------------------------------------------
  NET EXPENSES(2)                                         1.00

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS M SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.00%, OF AVERAGE DAILY NET ASSETS THROUGH 12/31/03.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 12/31/03, and total operating expenses thereafter.

This example is for comparison only; the actual returns of Class M Shares and your actual costs may be higher or lower.

                                       1 YEAR       3 YEARS      5 YEARS       10 YEARS
------------------------------------------------------------------------------------------
  YOUR COST ($)*
  (WITH OR WITHOUT REDEMPTION)         250          477          733           1,463

  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

                 THE FUND'S MANAGEMENT AND ADMINISTRATION



The Fund is a series of Mutual Fund Group, a Massachusetts business trust. The Trust is governed by trustees who are responsible for overseeing all business activities.

THE FUND'S INVESTMENT ADVISER

J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)) is the investment adviser to the Fund and makes the day-to-day investment decisions for the Fund. JPMFAM (USA) is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company is located at 522 5th Avenue, New York, NY 10036.

Prior to February 28, 2001 the adviser to the Fund was a predecessor of JPMorgan Chase Bank. During the most recent fiscal year ended 10/31/01, the adviser was paid management fees (net of waivers) of 0.25% of average daily net assets.

THE PORTFOLIO MANAGERS
The Fund is managed by a team of individuals at JPMFAM (USA).

THE FUND'S ADMINISTRATOR
JPMorgan Chase Bank (Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a PRO RATA portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Fund has agreements with certain shareholder servicing agents (including JPMorgan Chase Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Class M Shares of the Fund held by investors serviced by the shareholder servicing agent.

JPMFAM (USA) and/or J.P. Morgan Fund Distributors, Inc. (JPMFD), may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUND'S DISTRIBUTOR
JPMFD is the distributor for the Fund. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

               HOW YOUR ACCOUNT WORKS


ABOUT SALES CHARGES
You are required to pay a sales charge to buy Class M Shares in the Fund.

There are a number of plans and special discounts which can decrease or even eliminate these charges. There are also ongoing charges that all investors pay as long as they own their shares.

The initial sales charge is deducted directly from the money you invest. As the table shows, the charge is lower the more you invest. The public offering price of Class M Shares is the net asset value plus the initial sales charge. Net asset value is the value of everything the Fund owns, minus everything it owes, divided by the number of shares held by investors. The Fund receives the net asset value.

There is no sales charge for investments of $1 million or more.

The following chart shows the sales charge for the Fund.

TOTAL SALES CHARGE

                                    AS % OF THE   AS %
                                    OFFERING      OF NET
 AMOUNT OF                          PRICE         AMOUNT
 INVESTMENT                         PER SHARE     INVESTED
-----------------------------------------------------------
 SHORT TERM BOND FUND II            1.50          1.52

The Fund has adopted a Rule 12b-1 distribution plan under which it pays annual distribution fees of up to 0.35% of the average daily net assets attributed to Class M Shares.

These payments cover such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

BUYING FUND SHARES
The price you pay for your shares is based on the net asset value per share
(NAV). NAV is the value of everything the Fund owns, minus everything it owes, divided by the number of shares held by investors. The Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange. You will pay the next NAV calculated after the JPMorgan Funds Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

You can buy Class M Shares through financial service firms, such as broker-dealers and banks that have an agreement with the Fund. Shares are available on any business day the New York Stock Exchange is open. If we receive your order by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price. If you buy through an agent and not directly from the JPMorgan Funds Service Center, the agent could set an earlier deadline.

All purchases of Class M Shares must be paid for by 4:00 p.m. Eastern time on the settlement date or the order will be cancelled. Any funds received in connection with late orders will be invested on the following business day. You must provide a Taxpayer Identification Number when you open an account. The Fund has the right to reject any purchase order or to cease offering shares at any time.

To open an account, buy or sell shares or get fund information, call the JPMorgan Funds Service Center at 1-800-348-4782 or complete an application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

MINIMUM INVESTMENTS
Investors must buy a minimum of $2,500 worth of Class M Shares in the Fund to open an account. There are no minimum levels for subsequent purchases. The minimum investment may be less for certain investors. An investor can combine purchases of shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum.

SELLING FUND SHARES
When you sell your shares you will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order in proper form, less any applicable sales charges. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must receive your request before the close of regular trading on the New York Stock Exchange.

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. Federal law allows the Fund to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

You may sell your shares in two ways:

THROUGH YOUR FINANCIAL SERVICE FIRMS
Tell your firm you want to sell your Class M Shares. They will send all necessary documents to the JPMorgan Funds Service Center. Your firm may charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782. We will send the proceeds by wire only to the bank account on our records.

REDEMPTIONS-IN-KIND
The Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES
You can exchange your Class M Shares for shares of the same class in certain other JPMorgan Funds. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you. Carefully read the prospectus of the Fund you want to buy before making an exchange. Call 1-800-348-4782 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information (SAI) to find out more about the exchange privilege.

EXCHANGING BY PHONE
You may use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUND

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We will give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at time of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

Please write to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

The Fund may issue multiple classes of shares. This prospectus relates only to Class M Shares of the Fund. Each class may have different requirements for who may invest. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES
The Fund can earn income and it can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund declares and pays ordinary income dividends monthly. The Fund makes capital gains distributions, if any, once a year. The Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Capital gain dividends are usually taxable as long-term capital gain at the federal, state and local levels. Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

                  FINANCIAL HIGHLIGHTS

                                   The financial highlights table is intended to help you understand the Fund's financial performance for the past one through three fiscal years or periods, as applicable. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, are included in the Fund's annual report, which are available upon request.

SHORT-TERM BOND FUND II:(1)

                                                                                                      CLASS M
                                                                                   -------------------------------------------
                                                                                          Year           Year     07/01/99(2)
                                                                                         Ended          Ended         Through
PER SHARE OPERATING PERFORMANCE:                                                      10/31/01       10/31/00        10/31/99
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                    $ 9.89          $9.94           $9.98

    Income from investments operations:

        Net investment income                                                             0.35@          0.54            0.16

        Net gains or losses in securities (both realized and unrealized)                  0.58          (0.05)          (0.04)
                                                                                      --------       --------        --------
        Total from investment operations                                                  0.93           0.49            0.12

    Less distributions:

        Dividends from net investment income                                             (0.45)         (0.54)          (0.16)

        Distributions from capital gains                                                    --             --              --
                                                                                      --------       --------        --------
        Total dividends and distributions                                                (0.45)         (0.54)          (0.16)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                          $10.37          $9.89           $9.94
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)                                                                          9.63%          5.04%           1.26%
==============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (in millions)                                                   $689            $13              $3

RATIOS TO AVERAGE NET ASSETS(4)

        Expenses                                                                         1.00%          0.99%           0.97%

        Net investment income                                                            3.45%          5.51%           4.72%

        Expenses without waivers, reimbursements and earnings credits                    1.11%          1.73%           1.41%

        Net investment income without waivers, reimbursements and earnings credits       3.34%          4.77%           4.28%

Portfolio turnover rate                                                                   315%           139%            302%

(1) Formerly Chase Vista Short-Term Bond Fund.
 @  Calculated based upon average shares outstanding.
(2) Commencement of offering class of shares.
(3) Total return figures do not include the effect of any front-end load.
(4) Short periods have been annualized.

                      This page intentionally left blank.

               HOW TO REACH US


MORE INFORMATION
For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION
The SAI contains more detailed information about the Fund and its policies. It's incorporated by reference into this prospectus. That means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling 1 (800) 348-4782 or writing to:

JPMORGAN FUND SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, D.C. 20549-0102
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund is also available on the SEC's website at http://www.sec.gov.









                       JPMORGAN FUNDS FULFILLMENT CENTER
                                393 MANLEY STREET
                         WEST BRIDGEWATER, MA 02379-1039

            The Fund's Investment Company Act File No. is 811-5151.
       (C) J.P. Morgan Chase & Co. All Rights Reserved. February 2002

                                                                    PR-STBSM-302

                                                    PROSPECTUS FEBRUARY 28, 2002

JPMORGAN INCOME FUNDS

SELECT CLASS SHARES

SHORT TERM BOND FUND II

                                        THE SECURITIES AND EXCHANGE COMMISSION
                                        HAS NOT APPROVED OR DISAPPROVED OF THESE
                                        SECURITIES OR DETERMINED IF THIS
                                        PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY
                                        REPRESENTATION TO THE CONTRARY IS A
                                        CRIMINAL OFFENSE. CONTENTS

                                                               [JP MORGAN LOGO]
                                                               JP MORGAN FLEMING
                                                               ASSET MANAGMENT

CONTENTS

Short Term Bond Fund II                                                1

The Fund's Management and Administration                               7

How Your Account Works                                                 8

   Buying Fund Shares                                                  8

   Selling Fund Shares                                                 9

   Other Information Concerning the Fund                              10

   Distributions and Taxes                                            10

Financial Highlights                                                  12

How to Reach Us                                               Back cover

JPMORGAN SHORT TERM BOND FUND II

THE FUND'S OBJECTIVE
The Fund seeks a high level of income, consistent with preservation of capital.

THE FUND'S MAIN
INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund invests substantially all of its assets in investment-grade debt securities of all types. Under normal market conditions, the Fund's portfolio will be invested in debt instruments that have a dollar-weighted average maturity which will not exceed three years.

Substantially all of the Fund's investments will be rated investment grade, by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Investors Service, Inc. (Fitch), or the equivalent by another national rating organization, or unrated but deemed by the adviser to be of comparable quality.

The Fund may make substantial investments in foreign debt securities, including securities of issuers in developing countries, as long as they meet the Fund's credit quality standards.

The Fund develops an appropriate portfolio strategy by selecting among various sectors (for example, corporate bonds, U.S. government debt, mortgage-backed securities or asset-backed securities) and securities. When making these selections, the adviser uses a relative value investment approach as well as extensive analyses of the securities' creditworthiness and structures. The adviser seeks to spread the Fund's investments across a variety of sectors to maximize diversification and liquidity. The adviser also actively manages the duration of the Fund's portfolio.

In determining if a sector or security is relatively undervalued, the adviser looks to whether different sectors and securities are appropriately priced given their risk characteristics and the fundamental (such as economic growth or inflation outlook) and technical (such as supply and demand) factors in the market at any point in time. The adviser may change the emphasis that it places on each of these factors from time to time. In addition, research plays an important role in the adviser's relative value investment process. The research effort incorporates both fundamental and quantitative analysis.

In determining whether to sell a debt security, the adviser will use the same type of analysis that it uses in buying debt securities in order to determine whether the debt security is still undervalued. This may include selling those securities which have appreciated to meet their target valuations.

The frequency of yield curve shifts over the last few years has made yield curve strategies an important dimension of

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
THE FUND MAY TRADE SECURITIES ACTIVELY, WHICH COULD INCREASE TRANSACTION COSTS (AND LOWER PERFORMANCE) AND INCREASE YOUR TAXABLE DIVIDENDS.

the Fund's overall investment strategy. Yield curves show the relationship between yields on similar debt securities with different maturities. The Fund may seek gains by investing in anticipation of yield curve movements.

The adviser considers several factors when choosing investments, including current yield, preservation of original investment, maturity, credit quality, ease of buying and selling and yield to maturity. The adviser will adjust the portfolio as market conditions change.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may enter into "dollar rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (but not its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

THE FUND'S MAIN
INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of fixed-income investments such as bonds tends to fall when prevailing interest rates rise. Such a drop in value could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities. Note that conversely the value of fixed income investments tends to increase when prevailing interest rates fall.

When the Fund invests in mortgage-related securities, the value of the Fund could change more often and to a greater degree than if it did not buy mortgage-backed securities. The prepayment features on some mortgage-related securities make them more sensitive to interest rate changes. Mortgage-related securities are subject to scheduled and unscheduled principal payments as property owners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be lower than on the original mortgage security. When interest rates are rising, the value of fixed-income securities with prepayment features are likely to decrease as much or more than securities without prepayment features. In addition, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities when interest rates fall.

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date.

A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage backed securities is more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Investments in foreign securities may be riskier than investments in the United States. They may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. If the Fund were to invest in a security which is not denominated in U.S. dollars, it also would be subject to currency exchange risk. These risks increase when investing in issuers located in developing countries.

The Fund's performance will depend on the credit quality of its investments. Securities which are rated in the lowest investment grade category may have fewer protective provisions and are generally more risky than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

If the interest rate on floating and variable rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

Dollar rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its part of the agreement.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Select Class Shares. The bar chart shows how the performance of the Fund's Select Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Lehman 1-3 Year U.S. Gov't Bond Index and the Lipper Short-Term Investment Grade Debt Funds Index, widely recognized market benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

YEAR-BY-YEAR RETURNS(1)

1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
5.04%   4.54%   2.38%   8.22%   5.62%   6.13%   5.59%   3.11%   7.52%   7.24%

----------------------------------
BEST QUARTER                 3.07%
----------------------------------
                 3rd quarter, 2001
----------------------------------
WORST QUARTER                0.09%
----------------------------------
                 4th quarter, 1998
----------------------------------

(1)  THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2001

                                              PAST 1 YR.   PAST 5 YRS.   PAST 10 YRS.
-------------------------------------------------------------------------------------
SELECT CLASS SHARES-- RETURN BEFORE TAXES        7.24         5.91           5.52
-------------------------------------------------------------------------------------
SELECT CLASS SHARES-- RETURN AFTER TAXES
ON DISTRIBUTIONS                                 5.07         3.62           3.31
-------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE OF FUND SHARES         4.49         3.59           3.33
-------------------------------------------------------------------------------------
LEHMAN 1-3 YEAR U.S. GOV'T BOND INDEX
(REFLECTS NO DEDUCTION FOR FEES,
EXPENSES OR TAXES)                               8.78         6.71           6.18
-------------------------------------------------------------------------------------
LIPPER SHORT-TERM INVESTMENT
GRADE DEBT FUNDS INDEX (REFLECTS NO DEDUCTION
FOR TAXES)                                       7.33         6.02           5.85
-------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED
FROM SELECT CLASS ASSETS)

MANAGEMENT FEES                              0.25
DISTRIBUTION (RULE 12b-1) FEES
SHAREHOLDER SERVICE FEES                     0.25
OTHER EXPENSES(1)                            0.27
--------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES         0.77
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)     (0.27)
--------------------------------------------------------
NET EXPENSES(2)                              0.50
--------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE FUND'S SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.50% OF THEIR AVERAGE DAILY NET ASSETS THROUGH 12/31/03.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and

-    net expenses through 12/31/03, and total operating expenses thereafter.

This example is for comparison only; the Fund's actual return and your actual cost may be higher of lower

                                     1 YEAR        3 YEARS       5 YEARS         10 YEARS
-------------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)            51            195           378              907
-------------------------------------------------------------------------------------------

                    THE FUND'S MANAGEMENT AND ADMINISTRATION

The Fund is a series of Mutual Fund Group, which is a Massachusetts business trust. The Trust is governed by trustees who are responsible for overseeing all business activities.

THE FUND'S INVESTMENT ADVISER

J.P. Morgan Fleming Asset Management (USA)Inc. (JPMFAM (USA)) is the investment adviser to the Fund and makes the day-to-day investment decisions for the Fund. JPMFAM (USA) is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMFAM (USA) provides the Funds with investment advice and supervision. JPMFAM (USA) is located at 522 5th Avenue, New York, NY 10036.

Prior to February 28, 2001 the adviser to the Fund was The Chase Manhattan Bank (Chase). During the most recent fiscal year ended 10/31/01, the adviser was paid management fees (net of waivers), of 0.25% of average daily net assets.

THE PORTFOLIO MANAGERS

Short Term Bond Fund II is managed by a team of individuals at JPMFAM (USA).

THE FUND'S ADMINISTRATOR

JPMorgan Chase Bank (Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a PRO RATA portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Fund has agreements with certain shareholder servicing agents (including JPMorgan Chase Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Select Class Shares of the Fund held by investors serviced by the shareholder servicing agent.

JPMFAM (USA) and/or J.P. Morgan Fund Distributors, Inc. (JPMFD) may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUND'S DISTRIBUTOR

JPMFD is the distributor for the Fund. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You do not pay any sales charge when you buy Select Class Shares in this Fund. The price of the shares is based on the net asset value per share (NAV). NAV is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. You will pay the public offering price which is based on the next NAV calculated after the JPMorgan Funds Service Center accepts your instructions. The Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange. The Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

You will pay the next NAV calculated after the JPMorgan Fund Service Center receives your order in proper form. An order is in proper form only after payment is converted into federal funds.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the New York Stock Exchange is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock Exchange, we will process your order at that day's price. All purchases of Select Class Shares must be paid by 4:00 p.m. Eastern time on the settlement date or the order will be canceled. Any funds received in connection with late orders will be invested on the following business day.

You must provide a Taxpayer Identification Number when you open an account. The Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

You can buy shares two ways:

THROUGH YOUR INVESTMENT
REPRESENTATIVE

Tell your representative you want to buy shares of the Fund, and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS
SERVICE CENTER
Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

MINIMUM INVESTMENTS

Investors must buy a minimum of $1,000,000 of Select Class Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Select Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment may be less for certain investors. Current shareholders of Select Class Shares who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may puchase Select Class Shares of this and other Funds without regard to this minimum.

Make your check out to JPMorgan Funds in U.S. dollars. We will not accept credit cards, cash, or checks from a third party. You cannot sell your shares until your check has cleared, which could take more than 15 calendar days. If you buy through an Automated Clearing House, you cannot sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be cancelled if your check does not clear and you will be responsible for any expenses and losses to the Fund. Orders by wire will be cancelled if the JPMorgan Funds Service Center does not receive payment by 4:00 p.m. Eastern time on the settlement date.

If you are planning to sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays. The Fund will not issue certificates for Select Class Shares.

SELLING FUND SHARES

You can sell your shares in two ways:

THROUGH YOUR INVESTMENT
REPRESENTATIVE

Tell your representative you want to sell shares of the Fund. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS
SERVICE CENTER

Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. If you have changed your address of record within the previous 30 days or if you sell shares of the Fund worth $25,000 or more by phone, we will send it by wire only to a bank account on our records.

Or
Send a signed letter with your instructions to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

You can sell your shares on any day the JPMorgan Funds Service Center is accepting purchase orders. You will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order.

We will need the names of the registered shareholders and your account number before we can sell your shares.

Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the New York Stock Exchange, the Fund will send you the proceeds the next business day. We will not accept an order to sell shares if the Fund hasn't collected your payment for the shares. The Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have signatures guaranteed for all registered owners or their legal representative if you want your payment to be sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

REDEMPTIONS-IN-KIND

The Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES

You can exchange your Select Class Shares for shares of the same class in certain other JPMorgan Funds. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Funds you want to buy before making an exchange. Call 1-800-348-4782 for details.

You should not exchange shares as a means of short-term trading as this could increase managment costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information (SAI) to find out more about the exchange privilege.

EXCHANGING BY PHONE

You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Funds Service Center or your investment representative.

OTHER INFORMATION
CONCERNING THE FUND

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum noted above for 30 days as a result of selling shares. We will give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

You may write to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

DISTRIBUTIONS AND TAXES

The Fund can earn income and it can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund declares and pays net investment income dividends on a monthly basis. The Fund distributes net capital gain annually. You have three options for your distributions. You may:

-    reinvest all of them in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

The Fund expects that its distributions will consist primarily of ordinary income. Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions. Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is only a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax adviser to see how investing in the Fund will affect your own tax situation.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past one through five fiscal years or periods, as applicable. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

JPMORGAN SHORT-TERM BOND FUND II^

                                                                                               YEAR ENDED
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                                         10/31/01    10/31/00    10/31/99    10/31/98    10/31/97
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $  9.90     $  9.95     $ 10.15     $ 10.11     $ 10.12
----------------------------------------------------------------------------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
      NET INVESTMENT INCOME                                               0.42@         0.59        0.49        0.57        0.62
      NET GAINS OR LOSSES IN SECURITIES (BOTH REALIZED AND UNREALIZED)      0.57       (0.05)      (0.20)       0.02       (0.01)
      TOTAL FROM INVESTMENT OPERATIONS                                      0.99        0.54        0.29        0.59        0.61
   LESS DISTRIBUTIONS:
      DIVIDENDS FROM NET INVESTMENT INCOME                                 (0.49)      (0.59)      (0.49)      (0.55)      (0.62)
      TOTAL DIVIDENDS AND DISTRIBUTIONS                                    (0.49)      (0.59)      (0.49)      (0.55)      (0.62)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                           $ 10.40     $  9.90     $  9.95     $ 10.15     $ 10.11
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                               10.29%       5.56%       2.97%       6.03%       6.23%
==================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (IN MILLIONS)                                  $   144     $    21     $    28     $    31     $    38
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
----------------------------------------------------------------------------------------------------------------------------------
      NET EXPENSES                                                          0.50%       0.45%       0.42%       0.42%       0.42%
----------------------------------------------------------------------------------------------------------------------------------
      NET INVESTMENT INCOME                                                 4.15%       5.99%       4.89%       5.68%       6.08%
----------------------------------------------------------------------------------------------------------------------------------
      EXPENSES WITHOUT WAIVERS, REIMBURSEMENTS AND EARNINGS CREDITS         0.77%       1.02%       1.02%       1.04%       0.93%
----------------------------------------------------------------------------------------------------------------------------------
      NET INVESTMENT INCOME WITHOUT WAIVERS, REIMBURSEMENTS AND
----------------------------------------------------------------------------------------------------------------------------------
         EARNINGS CREDITS                                                   3.88%       5.42%       4.29%       5.06%       5.57%
----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                      315%        139%        302%        439%        471%
----------------------------------------------------------------------------------------------------------------------------------

     ^    FORMERLY CHASE VISTA SHORT-TERM BOND FUND.
     @    CALCULATED BASED UPON AVERAGE SHARES OUTSTANDING.

                      This page intentionally left blank.

HOW TO REACH US
MORE INFORMATION
For investors who want more information on the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION
The SAI contains more detailed information about the fund and its policies. It's incorporated by reference into this prospectus. That means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling 1 (800) 348-4782 or writing to:

JPMORGAN FUND SERVICE CENTER
P.O. BOX 219393
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, D.C. 20549-0102
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the fund is also available on the SEC's website at http://www.sec.gov.

                       JPMORGAN FUNDS FULFILLMENT CENTER
                               393 MANLEY STREET
                        WEST BRIDGEWATER, MA 02379-1039

            The Fund's Investment Company Act File No. is 811-5151.
         (C) J.P. Morgan Chase & Co. All Rights Reserved. February 2002

                                                                    PR-STB2S 302

PROSPECTUS FEBRUARY 28, 2002

JPMORGAN INC0ME FUNDS

CLASS M SHARES

STRATEGIC INCOME FUND



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[LOGO]JPMORGAN FLEMING
      Asset Management

CONTENTS

Strategic Income Fund                               1

The Fund's Management and Administration            7

How Your Account Works                              8

   Buying Fund Shares                               8

   Selling Fund Shares                              9

   Exchanging Fund Shares                           9

   Distributions and Taxes                         10

Investments                                        12

Risk and Reward Elements                           14

Financial Highlights                               17

How to Reach Us                            Back cover

JPMorgan Strategic Income Fund

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 12-16.

THE FUND'S OBJECTIVE

The Fund seeks a high level of income.

THE FUND'S MAIN
INVESTMENT STRATEGY

The Fund invests primarily in a diversified portfolio of securities denominated in U.S. dollars. The investments are primarily in the following market sectors:

- Investment-grade debt securities issued by U.S. issuers, including the U.S. government, its agencies and authorities and U.S. companies.

- The Fund may invest up to 30% of its total assets in issuers located in emerging market countries.

- High yield securities, which are below investment grade (junk bonds) of U.S. issuers. These include lower-rated convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

Under normal market conditions, the Fund will invest between 25% and 40% of its total assets in each of the three sectors. However, there is no limit on securities issued by the U.S. government or its agencies or authorities.

The Fund may invest in a variety of U.S. government debt securities, including securities which are not supported by the full faith and credit of the U.S. Treasury. All or a substantial portion of the Fund's investments in U.S. government debt securities may be in mortgage-related securities.

The Fund's investments in foreign debt securities may include obligations issued by international organizations like the World Bank. They may also include Brady Bonds, which are bonds issued under a program which enables debtor nations to restructure the debt that they owe foreign commercial banks, and other debt issued by emerging market governments as part of restructuring plans. The Fund's adviser, J.P. Morgan Fleming Asset Management (USA), Inc. (JPMFAM (USA)), expects that the majority of emerging market obligations that the Fund buys will primarily be traded in international over-the-counter markets instead of local markets. Although the Fund intends to buy principally U.S. dollar-denominated securities, some of the Fund's foreign securities may be denominated and traded in other currencies. The Fund will not invest more than 25% of its total assets in debt securities of issuers in any one country other than the United States.

The Fund may borrow up to 10% of its total assets (including the amount borrowed) to buy additional securities. This is called "leveraging." The Fund can borrow money from banks and through reverse repurchase agreements or dollar rolls. Reverse repurchase agreements and dollar rolls will not be considered borrowings if the Fund earmarks liquid assets to cover its obligations on the reverse repurchase agreement or dollar rolls. The Fund will use leveraging only when the adviser believes that the returns available through leveraging will provide a potentially higher return.

The Fund may change any of these investment policies (except for its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The strategists closely monitor the Fund and make tactical adjustments as necessary.

THE FUND'S MAIN
INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Strategic Income Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

[SIDENOTE]

BEFORE YOU INVEST
Investors considering the Fund should understand that:
-    There is no assurance that the Fund will meet its investment objective.
-    The Fund does not represent a complete investment program.

FREQUENCY OF TRADING
How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

Because of credit and foreign and emerging market investment risks, the Fund's performance is likely to be more volatile than that of most fixed income funds.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Because the Fund seeks higher returns by investing in junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. Investors should be prepared for risks that exceed those of more traditional bond funds.

Leveraging is a speculative technique which may expose the Fund to greater risk and increase its costs. Increases and decreases in the value of the Fund's portfolio will be more dramatic when the Fund is leveraging. The Fund will also have to pay interest on its borrowings, reducing the Fund's return. In addition, the Fund might be forced to sell portfolio securities when it would normally keep them in order to make interest payments.

[SIDENOTE]

WHO MAY WANT TO INVEST
The Fund's designed for Investors who:
-    want to add an income investment to further diversify a portfolio
- want an investment whose risk/return potential is higher than that of a typical intermediate bond fund
-    want an investment that pays monthly dividends
The Fund is NOT designed for investors who:
-    are investing for aggressive long-term growth
-    have a short-term investment horizon
-    are adverse to below investment grade securities
-    require stability of principal

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past year and the life of the Fund. It compares that performance to the Lehman Aggregate Bond Index and the Lipper Multi-Sector Income Funds Index, widely recognized market benchmarks.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class M Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for Class M Shares reflect the deduction of the maximum front end sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of this Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

YEAR-BY-YEAR RETURNS*,(1)

[CHART]

                1999              6.08%
                2000              1.13%
                2001              3.96%

BEST QUARTER                      2.65%
                      4th quarter, 1999

 WORST QUARTER                   -0.70%

                      4th quarter, 2000

*    The Fund's performance before Class M Shares were launched on
     10/28/99 is based on the Class B Shares of the Fund. During this period, The actual returns of Class M Shares would have been lower then shown because Class M Shares have higher expenses then the Class A Shares
(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for the periods ended December 31, 2001*,(1)

                                                                    LIFE OF
                                                     PAST 1 YEAR      FUND
-------------------------------------------------------------------------------
 CLASS M SHARES -- RETURN BEFORE TAXES                  0.82         2.29
-------------------------------------------------------------------------------
 CLASS M SHARES -- RETURN AFTER TAXES ON
 DISTRIBUTIONS                                         -1.61        -0.66
-------------------------------------------------------------------------------
 CLASS M SHARES -- RETURN AFTER TAXES ON
 DISTRIBUTIONS AND SALE OF FUND SHARES                  0.48         0.35
-------------------------------------------------------------------------------
 LEHMAN AGGREGATE BOND INDEX
 (reflects no deduction for fees, expenses or taxes)    8.42         6.20
-------------------------------------------------------------------------------
 LIPPER MULTI-SECTOR INCOME FUNDS INDEX
 (Reflects no deduction for taxes)                      3.37         1.23
-------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

(1)  The Fund commenced operations on 11/30/98.

INVESTOR EXPENSES FOR CLASS M SHARES

The investor expenses of the Class M Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

 MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
 SHOWN AS % OF THE OFFERING PRICE*                            3.00%
--------------------------------------------------------------------------------
 MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS LOWER OF
 ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS               NONE
--------------------------------------------------------------------------------

* The offering price is the net asset value of the shares purchased plus any sales charge.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS M ASSETS)

 MANAGEMENT FEE                                                         0.50

 DISTRIBUTION (RULE 12b-1) FEES                                         0.50

 SHAREHOLDER SERVICE FEES                                               0.30

 OTHER EXPENSES(1)                                                      1.25
--------------------------------------------------------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES                                   2.55

 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                               (1.10)
--------------------------------------------------------------------------------
 NET EXPENSES(2)                                                        1.45
--------------------------------------------------------------------------------

(1) "Other Expenses" are based on amounts incurred in the most recent fiscal year.

(2) Reflects an agreement pursuant to which the JPMorgan Chase Bank agrees to reimburse the Fund to the extent total operating expenses of the Class M Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.45% of their average daily net assets through 12/31/03.

EXAMPLE

This example helps you compare the cost of investing in Class M Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and

-    net expenses through 12/31/03 and total operating expenses thereafter.

This example is for comparison only; the actual returns of the Class M Shares and your actual costs may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 YOUR COST ($) (with or
 without redemption)            443        878         1,434       2,948
--------------------------------------------------------------------------------

THE FUND'S MANAGEMENT AND ADMINISTRATION

The Fund is a series of Mutual Fund Group, which is a Massachusetts business trust. The Trust is governed by Trustees. The trustees are responsible for overseeing all business activities.

FUND'S INVESTMENT ADVISER

JPMFAM (USA) is the investment adviser to the Fund and makes the day-to-day investment decisions for the Fund. JPMFAM (USA) is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMFAM (USA) is located at 522 5th Avenue, New York, NY 10036.

Prior to February 28, 2001 the adviser to the Fund was a predecessor of JPMorgan Chase Bank. During the most recent fiscal year ended 10/31/01, the adviser was paid management fees (net of waivers) of 0.50%, of average daily net assets.

THE PORTFOLIO MANAGERS

The Strategic Income Fund is managed by a team of individuals at JPMFAM (USA).

THE FUNDS' ADMINISTRATOR


JPMorgan Chase Bank ("Administrator") provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Fund has agreements with certain shareholder servicing agents (including JPMorgan Chase Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.30% of the average daily net assets of the Class M Shares of the Fund held by investors serviced by the shareholder servicing agent.

The adviser and/or J.P. Morgan Fund Distributors, Inc., (JPMFD) may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUND'S DISTRIBUTOR
JPMFD is the distributor for the Fund. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS


ABOUT SALES CHARGES

You are required to pay a sales charge to buy Class M Shares in the Fund.

There are a number of plans and special discounts which can decrease or even eliminate these charges. There are also ongoing charges that all investors pay as long as they own their shares.

The initial sales charge is deducted directly from the money you invest. As the table shows, the charge is lower the more you invest. The public offering price of Class M Shares is the net asset value plus the initial sales charge. Net asset value is the value of everything the Fund owns, minus everything it owes, divided by the number of shares held by investors. The Fund receives the net asset value.

There is no sales charge for investments of $1 million or more.

The following chart shows the sales charge for the Fund.

TOTAL SALES CHARGE

                         AS % OF THE       AS %
                         OFFERING          OF NET
 AMOUNT OF               PRICE             AMOUNT
 INVESTMENT              PER SHARE         INVESTED
------------------------------------------------------
 STRATEGIC INCOME FUND   3.00                3.04
------------------------------------------------------

The Fund has adopted a Rule 12b-1 distribution plan under which it pays annual distribution fees of up to 0.50% of the average daily net assets attributed to Class M Shares.

These payments cover such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

BUYING FUND SHARES
The price you pay for your shares is based on the net asset value per share
(NAV). NAV is the value of everything the Fund owns, minus everything it owes, divided by the number of shares held by investors. The Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange. You'll pay the next NAV calculated after the JPMorgan Funds Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

You can buy Class M Shares through financial service firms, such as broker-dealers and banks that have an agreement with the Fund. Shares are available on any business day the New York Stock Exchange is open. If we receive your order by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price. If you buy through an agent and not directly from the JPMorgan Funds Service Center, the agent could set an earlier deadline.

All purchases of Class M Shares must be paid for by 4:00 p.m. Eastern time on the settlement date or the order will be canceled. Any funds received in connection with late orders will be invested on the following business day. You must provide a Taxpayer Identification Number when you open an account. The Fund has the right to reject any purchase order or to cease offering shares at any time.

To open an account, buy or sell shares or get fund information, call the JPMorgan Funds Service Center at 1-800-348-4782 or complete an application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

MINIMUM INVESTMENTS
Investors must buy a minimum of $2500 worth of Class M Shares in the Fund to open an account. There are no minimum levels for subsequent purchases. The minimum may be less for certain investors. An investor can combine purchases of shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum.

SELLING FUND SHARES
When you sell your shares you'll receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order in proper form, less any applicable sales charges. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must receive your request before the close of regular trading on the New York Stock Exchange.

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. Federal law allows the Funds to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

You may sell your shares in two ways:

THROUGH YOUR FINANCIAL SERVICE FIRMS
Tell your firm you want to sell shares of the Fund. They'll send all necessary documents to the JPMorgan Funds Service Center. Your firm may charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782. We'll send the proceeds by wire only to the bank account on our records.

REDEMPTIONS-IN-KIND
The Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES
You can exchange your Class M Shares for shares of the same class in certain other JPMorgan Funds. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you. Carefully read the prospectus of the Fund you want to buy before making an exchange. Call 1-800-348-4782 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information (SAI) to find out more about the exchange privilege.

EXCHANGING BY PHONE
You may use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Funds Service Center or your investment representative.

OTHER INFORMATION
CONCERNING THE FUND
We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We'll give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Fund take reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

Please write to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

The Fund may issue multiple classes of shares. This prospectus relates only to Class M Shares of the Fund. Each class may have different requirements for who may invest. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES
The Fund can earn income and it can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund declares and pays ordinary income dividends monthly. The Fund makes capital gains distributions, if any, once a year. The Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. You have three options for your distributions. You may:

-    reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Capital gain dividends are usually taxable as long-term capital gain at the federal, state and local levels. Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

INVESTMENTS

This table discusses the customary types of investments which can be held by the Fund. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.

ASSET-BACKED SECURITIES Interests in a stream of payments from specific assets, such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P, Moody's or other nationally recognized statistical rating organization.

CONVERTIBLE SECURITIES Domestic and foreign debt securities that can be converted into equity securities at a future time and price.

CORPORATE BONDS Debt securities of domestic and foreign industrial, utility, banking, and other financial institutions.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.

MORTGAGE-BACKED SECURITIES Domestic and foreign securities (such as Ginnie Maes, Freddie Macs, Fannie Maes) which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.

MORTGAGE DOLLAR ROLLS The sale of domestic and foreign mortgage-backed securities with the promise to purchase similar securities at a later date. Segregated liquid assets are used to offset leverage risk.

PARTICIPATION INTERESTS Interests that represent a share of bank debt or similar securities or obligations.

PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an institutional investor.

REITS AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of issuers that invest in real estate or are secured by real estate.

REPURCHASE AGREEMENTS Contracts whereby the Fund agrees to purchase a security and resell it to to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF SUPRANATIONAL ORGANIZATIONS Dollar- or non-dollar- denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.

SWAPS Contractual agreement whereby a party agrees to exchange periodic payments with a counterparty. Segregated liquid assets are used to offset leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUND:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

       /X/  Typically invests in

       / /  Permitted, but no intention to use currently

                              RELATED TYPES OF RISK

       credit, interest rate, market, prepayment                                       /X/

       credit, currency, liquidity, political                                          /X/

       credit, currency, interest rate, liquidity, market, political                   /X/

       credit, currency, interest rate, liquidity, market, political, valuation        / /

       credit, currency, interest rate, liquidity, market, political, valuation        /X/

       credit, environmental, extension, interest rate, liquidity, market,             / /
       natural event, political, prepayment, valuation

       credit, currency, extension, interest rate, leverage, market, political,        /X/
       prepayment

       currency, extension, interest rate, leverage, liquidity, market,                /X/(2)
       political, prepayment

       credit, currency, extension, interest rate, liquidity, political, prepayment    / /

       credit, interest rate, liquidity, market, valuation                             / /

       credit, interest rate, liquidity, market, natural event,
       prepayment, valuation                                                           / /

       credit                                                                          / /

       credit, leverage                                                                / /(2)

       credit, currency, interest rate, market, political                              /X/

       credit, currency, interest rate, leverage, market, political                    / /

       credit, interest rate, market, natural event, political                         / /

       interest rate                                                                   /X/

       credit, currency, interest rate, liquidity, market, political, valuation        / /

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) All foreign securities in the aggregate may not exceed 25% of the Fund's assets.

(2) All forms of borrowing (including securities lending, mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.

------------------------------------------------------------------------------------------------------------------------------------
POTENTIAL RISKS                              POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
MARKET CONDITIONS

- The Fund's share price, yield, and total   - Bonds have generally outperformed money - Under normal circumstances the Fund
  return will fluctuate in response to         market investments over the long term,    plans to remain fully invested in bonds
  bond market movements                        with less risk than stocks                and other fixed income instruments
- The value of most bonds will fall when     - Most bonds will rise in value when      - Bond investments may include U.S. and
  interest rates rise; the longer a bond's     interest rates fall                       foreign corporate and government bonds,
  maturity and the lower its credit          - Mortgage-backed and asset-backed          mortgage-backed and asset-backed
  quality, the more its value typically        securities and direct mortgages can       securities, convertible securities,
  falls                                        offer attractive returns                  participation interests and private
- Adverse market conditions may from time                                                placements
  to time cause the Fund to take temporary                                             - The Fund seeks to limit risk and enhance
  defensive positions that are                                                           total return or yields through careful
  inconsistent with its principal                                                        management, sector allocation,
  investment strategies and may hinder the                                               individual securities selection, and
  fund from achieving its investment                                                     duration management
  objective                                                                            - During severe market downturns, the Fund
- Mortgage-backed and asset-backed                                                       has the option of investing up to 100%
  securities (securities representing an                                                 of assets in high quality short-term
  interest in, or secured by, a pool of                                                  instruments
  mortgages or other assets such as                                                    - The adviser monitors interest rate
  receivables) and direct mortgages could                                                trends, as well as geographic and
  generate capital losses or periods of                                                  demographic information related to
  low yields if they are paid off                                                        mortgage-backed securities and mortgage
  substantially earlier or later than                                                    prepayments
  anticipated
------------------------------------------------------------------------------------------------------------------------------------
CREDIT QUALITY
- The default of an issuer would leave the   - Investment-grade bonds have a lower     - The Fund maintains its own policies for
  Fund with unpaid interest or principal       risk of default                           balancing credit quality against
- Junk bonds (those rated BB, Ba or lower)   - Junk bonds offer higher yields and        potential yields and gains in light of
  have a higher risk of default, tend to       higher potential gains                    its investment goals
  be less liquid, and may be more
  difficult to value                                                                   - The adviser develops its own ratings of
                                                                                         unrated securities and makes a credit
                                                                                         quality determination for unrated
                                                                                         securities
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN INVESTMENTS
- The Fund could lose money because of       - Foreign bonds, which represent a major  - Foreign bonds may be a significant
  foreign government actions, political        portion of the world's fixed income       investment for the Fund
  instability, or lack of adequate and         securities, offer attractive potential  - To the extent that the Fund invests in
  accurate information                         performance and opportunities for         foreign bonds, it may manage the
- Currency exchange rate movements could       diversification                           currency exposure of its foreign
  reduce gains or create losses              - Favorable exchange rate movements could   investments relative to its benchmark,
- Currency and investment risks tend to be     generate gains or reduce losses           and may hedge a portion of its foreign
  higher in emerging markets; these          - Emerging markets can offer higher         currency exposure into the U.S. dollar
  markets also present higher liquidity        returns                                   from time to time (see also
  and valuation risks                                                                    "Derivatives"); these currency
                                                                                         management techniques may not be
                                                                                         available for certain emerging markets
                                                                                         investments
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
POTENTIAL RISKS                              POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES
- When the Fund buys securities before       - The Fund can take advantage of          - The Fund segregates liquid assets to
  issue or for delayed delivery, it could      attractive transaction opportunities      offset leverage risk
  be exposed to leverage risk if it does
  not segregate liquid assets
------------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT CHOICES
- The Fund could underperform its            - The Fund could outperform its benchmark - The adviser focuses its active
  benchmark due to its sector, securities      due to these same choices                 management on those areas where it
  or duration choices                                                                    believes its commitment to research can
                                                                                         most enhance returns and manage risks in
                                                                                         a consistent way
------------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES
- Derivatives such as futures, options,      - Hedges that correlate well with         - The Fund uses derivatives, such as
  swaps and forward foreign currency           underlying positions can reduce or        futures, options, swaps and forward
  contracts(1) that are used for hedging       eliminate losses at low cost              foreign currency contracts for hedging
  the portfolio or specific securities may   - A Fund could make money and protect       and for risk management (i.e., to adjust
  not fully offset the underlying              against losses if management's analysis   duration or yield curve exposure, or to
  positions and this could result in           proves correct                            establish or adjust exposure to
  losses to the Fund that would not have     - Derivatives that involve leverage could   particular securities, markets, or
  otherwise occurred                           generate substantial gains at low cost    currencies); risk management may include
- Derivatives used for risk management may                                               management of the Fund's exposure
  not have the intended effects and may                                                  relative to its benchmark
  result in losses or missed opportunities                                             - The Fund only establishes hedges that it
- The counterparty to a derivatives                                                      expects will be highly correlated with
  contract could default                                                                 underlying positions
- Certain types of derivatives involve                                                 - While the Fund may use derivatives that
  costs to the Fund which can reduce                                                     incidentally involve leverage, it does
  returns                                                                                not use them for the specific purpose of
- Derivatives that involve leverage could                                                leveraging its portfolio
  magnify losses
- Derivatives used for non-hedging
  purposes could cause losses that exceed
  the original investment
- Derivatives may, for tax purposes,
  affect the character of gain and loss
  realized by the Fund, accelerate
  recognition of income to the Fund,
  affect the holding period of the Fund's
  assets and defer recognition of certain
  of the Fund's losses.
------------------------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING
- When the Fund lends a security, there is   - The Fund may enhance income through the - The adviser maintains a list of approved
  a risk that the loaned securities may        investment of the collateral received     borrowers
  not be returned if the borrower or the       from the borrower                       - The Fund receives collateral equal to at
  lending agent defaults                                                                 least 100% of the current value of
- The collateral will be subject to the                                                  securities loaned plus accrued interest
  risks of the securities in which it is                                               - The lending agents indemnify the Fund
  invested                                                                               against borrower default
                                                                                       - The adviser's collateral investment
                                                                                         guidelines limit the quality and
                                                                                         duration of collateral investment to
                                                                                         minimize losses
                                                                                       - Upon recall, the borrower must return
                                                                                         the securities loaned within the normal
                                                                                         settlement period
------------------------------------------------------------------------------------------------------------------------------------

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

------------------------------------------------------------------------------------------------------------------------------------
POTENTIAL RISKS                              POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
ILLIQUID HOLDINGS
- The Fund could have difficulty valuing     - These holdings may offer more           - No Fund may invest more than 15% of net
  these holdings precisely                     attractive yields or potential growth     assets in illiquid holdings
- The Fund could be unable to sell these       than comparable widely traded           - To maintain adequate liquidity to meet
  holdings at the time or price desired        securities                                redemptions, the Fund may hold
                                                                                         investment-grade short-term securities
                                                                                         (including repurchase agreements and
                                                                                         reverse repurchase agreements) and, for
                                                                                         temporary or extraordinary purposes, may
                                                                                         borrow from banks up to 33 1/3% of the
                                                                                         value of its total assets or draw on a
                                                                                         line of credit
------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM TRADING
- Increased trading would raise the Fund's   - The Fund could realize gains in a short - The Fund may use short-term trading to
  transaction costs                            period of time                            take advantage of attractive or
- Increased short-term capital gains         - The Fund could protect against losses     unexpected opportunities or to meet
  distributions would raise shareholders'      if a bond is overvalued and its value     demands generated by shareholder
  income tax liability                         later falls                               activity
                                                                                       - The Fund's portfolio turnover rate for
                                                                                         the fiscal year ended 10/31/01 was 174%
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for each of the past one through three fiscal years or periods, as applicable. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, are included in the Fund's annual report, which are available upon request.

JPMORGAN STRATEGIC INCOME FUND^

                                                                                      YEAR                YEAR          10/28/99**
                                                                                     ENDED               ENDED             THROUGH
                                                                                  10/31/01            10/31/00            10/31/99
PER SHARE OPERATING PERFORMANCE:
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                               $ 9.03             $ 9.59             $ 9.64
------------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:

      Net Investment Income                                                          0.60               0.75               0.07

      Net Gains or Losses in Securities (both realized and unrealized)              (0.20)             (0.55)             (0.05)
------------------------------------------------------------------------------------------------------------------------------------

      Total from Investment Operations                                               0.40               0.20               0.02
------------------------------------------------------------------------------------------------------------------------------------

   Distributions to Shareholders from:

      Dividends from Net Investment Income                                          (0.58)             (0.75)             (0.07)

      Distributions from Capital Gains                                                 --                 --                 --

      Tax Return of Capital                                                         (0.02)             (0.01)                --
------------------------------------------------------------------------------------------------------------------------------------

      Total Dividends and Distributions                                             (0.60)             (0.76)             (0.07)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                     $ 8.83             $ 9.03             $ 9.59
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                                     4.50%              2.10%              0.16%
====================================================================================================================================
Net Assets, End of Period (in millions)                                            $   10             $   16             $   12
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
------------------------------------------------------------------------------------------------------------------------------------
   Net Expenses                                                                     1.45%              1.43%              0.17%
------------------------------------------------------------------------------------------------------------------------------------
   Net Investment Income                                                            6.69%              7.52%              4.56%
------------------------------------------------------------------------------------------------------------------------------------
   Expenses Without Waivers, Reimbursements and Earnings Credits                    2.55%              2.54%              3.73%
------------------------------------------------------------------------------------------------------------------------------------
   Net Investment Income Without Waivers, Reimbursements and Earnings Credits       5.59%              6.41%              1.00%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                              174%               113%               136%
------------------------------------------------------------------------------------------------------------------------------------

**   Commencement of offering of class of shares.
#    Short periods have been annualized.
(1)  Total return figures do not include the effect of any front-end load.
^    Formerly Chase Vista Strategic Income Fund.

                      This page intentionally left blank.

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JP MORGAN INSTITUTIONAL FUNDS
SERVICE CENTER
500 STANTON CHRISTIANA ROAD
NEWARK, DELAWARE 19713

If you buy shares through an institution Please contact that institution directly for More information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.




                        JPMorgan Funds Fulfillment Center
                                393 Manley Street
                         West Bridgewater, MA 02379-1039

The Fund's Investment Company Act File Nos. is 811-5151.

       (C) 2002 J.P. Morgan Chase & Co. All Rights Reserved. February 2002.


                                                                      PR-SIM-302

                                                    PROSPECTUS FEBRUARY 28, 2002

JPMORGAN SPECIALTY FUNDS
CLASS A, CLASS B AND CLASS C SHARES

FOCUS FUND
GLOBAL 50 FUND
GLOBAL HEALTHCARE FUND
H&Q TECHNOLOGY FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                         [LOGO] JPMORGAN FLEMING

                                                         ASSET MANAGEMENT

                                    CONTENTS

Focus Fund                                                                     1
Global 50 Fund                                                                 7
Global Healthcare Fund                                                        13
H&Q Technology Fund                                                           19
The Funds' Management and Administration                                      26
How Your Account Works                                                        28
   Know Which Classes to Buy                                                  28
   About Sales Charges                                                        28
   Buying Fund Shares                                                         30
   Selling Fund Shares                                                        31
   Exchanging Fund Shares                                                     32
   Other Information Concerning the Funds                                     33
   Distributions and Taxes                                                    33
Shareholder Services                                                          35
Risk and Reward Elements                                                      36
Financial Highlights                                                          39
How to Reach Us                                                       Back cover

JPMORGAN FOCUS FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 36-38.

THE FUND'S OBJECTIVE

The Fund seeks capital growth.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal conditions, the Fund invests at least 80% of its total assets in common stocks of established companies which have market capitalizations of more than $1 billion at the time of purchase. Market capitalization is the total market value of a company's shares. The Fund invests primarily in U.S. companies, but may also invest in multinational companies that issue depositary receipts.

Although the Fund intends to invest primarily in stocks, under normal market conditions it may invest up to 20% of its total assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government obligations.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is not diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-     THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-     THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

The Fund's adviser, J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM(USA)), uses an active equity management style that is focused on capital growth from a portfolio of timely investment opportunities. The Fund seeks capital appreciation by emphasizing companies with an outstanding record of earnings growth relative to the equity markets, a projected rate of growth greater than or equal to the equity markets, above market average price-earnings ratios and below average dividend yields.

The Fund will seek to invest in about 25 companies identified by the adviser as having the most favorable characteristics through a disciplined investment approach which relies on research intensive fundamental analysis.

Fundamental research typically includes analysis of products and market niches, evaluation of competitors, detailed financial analysis, meetings with company management and interviews with industry analysts. In doing its analysis, the adviser will meet industry concentration limits by investing across a number of sectors. However, it may change sector weightings in response to market developments.

The adviser goes through this process at least monthly to identify what it believes to be the best companies and adjust the Fund's holdings as needed. The adviser also uses the process to frequently monitor the Fund's investments.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section sets forth some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if companies which the adviser believes will experience earnings growth do not grow as expected.

Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. They may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential return.

The Fund is non-diversified and may invest in fewer stocks than other global equity funds. This concentration increases the risk and potential of the Fund.

With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than relevant market indices and other, more diversified mutual funds. Because the Fund holds a relatively small number of securities, a large movement in the price of a stock in the portfolio could have a larger impact on the Fund's share price than would occur if the Fund held more securities.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-     ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

- ARE WILLING TO ACCEPT THE ADDED RISKS OF A FUND THAT INVESTS IN A RELATIVELY SMALL NUMBER OF STOCKS

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

-     REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-     ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

-     ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year over the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the S&P 500 Index and the Lipper Large-Cap Core Funds Index, widely recognized market benchmarks.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflects the deduction of the maximum front end sales load and the performance figures in the table for Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

                                    [CHART]

YEAR-BY-YEAR RETURNS(1),(2)

                                  1999  13.68%

                                  2000 -25.72%

                                  2001 -22.30%

--------------------------------------------------------------------------------
BEST QUARTER                                                         24.54%
--------------------------------------------------------------------------------
                                                               4th quarter, 1999

--------------------------------------------------------------------------------
WORST QUARTER                                                       -23.83%
--------------------------------------------------------------------------------
                                                               1st quarter, 2001

AVERAGE ANNUAL TOTAL RETURNS(%)

Shows performance over time for periods ended December 31, 2001(1),(2)

                                                                    LIFE OF
                                                         1 YEAR     FUND(1)
--------------------------------------------------------------------------------
CLASS A SHARES - RETURN BEFORE TAXES                     -26.77      -12.57
--------------------------------------------------------------------------------
CLASS A SHARES - RETURN AFTER TAXES ON DISTRIBUTIONS     -26.77      -12.58
--------------------------------------------------------------------------------
CLASS A SHARES - RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES                                  -16.30       -9.70
--------------------------------------------------------------------------------
CLASS B SHARES - RETURN BEFORE TAXES                     -26.60      -12.37
--------------------------------------------------------------------------------
CLASS C SHARES - RETURN BEFORE TAXES                     -23.63      -11.65
--------------------------------------------------------------------------------
S&P 500 INDEX (REFLECTS NO DEDUCTION FOR FEES,
EXPENSES OR TAXES)                                       -11.88        1.65
--------------------------------------------------------------------------------
LIPPER LARGE CAP CORE FUNDS INDEX (REFLECTS NO
DEDUCTION FOR TAXES)                                     -12.38        1.02
--------------------------------------------------------------------------------

The after-tax returns are shown for only the Class A Shares offered by this prospectus and not the other classes offered by this prospectus and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not refelect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1)   THE FUND COMMENCED OPERATIONS ON 6/30/98.

(2)   THE FUND'S FISCAL YEAR END IS 10/31.

INVESTOR EXPENSES FOR CLASS A, B AND C SHARES

The investor expenses of the Class A, B and C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDERS FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                    CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
--------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)
WHEN YOU BUY SHARES, SHOWN
AS % OF THE OFFERING PRICE*         5.75%             NONE              NONE
--------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS LOWER
OF ORIGINAL PURCHASE PRICE OR
REDEMPTION PROCEEDS                 NONE              5.00%             1.00%
--------------------------------------------------------------------------------------

* The offering price is the net asset value of the shares purchased plus any sales charge.

ANNUAL OPERATING EXPENSES(%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, B AND C ASSETS)

                                    CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
--------------------------------------------------------------------------------------
MANAGEMENT FEE                      0.40               0.40             0.40
DISTRIBUTION (RULE 12B-1) FEES      0.25               0.75             0.75
SHAREHOLDER SERVICE FEES            0.25               0.25             0.25
OTHER EXPENSES(1)                   0.94               0.92             1.02
--------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES            1.84               2.32             2.42

FEE WAIVER AND EXPENSE
REIMBURSEMENT(2)                   (0.59)             (0.47)           (0.57)
--------------------------------------------------------------------------------------
NET EXPENSES(2)                     1.25               1.85             1.85
--------------------------------------------------------------------------------------

(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects an agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.25%, 1.85% And 1.85% of the Fund's average daily net assets with respect to Class A, B and C shares, respectively, through 2/28/03.

EXAMPLE This example helps you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

-     $10,000 initial investment,

-     5% return each year, and

-     net expenses through 2/28/03 and total operating expenses thereafter.

The example is for comparison only; the actual return of Class A, B and C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                             1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES* ($)          695          1,066         1,461         2,564
--------------------------------------------------------------------------------
CLASS B SHARES** ($)         688          979           1,398         2,500***
--------------------------------------------------------------------------------
CLASS C SHARES** ($)         288          700           1,239         2,713
--------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                             1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES ($)           188          679           1,198         2,500***
--------------------------------------------------------------------------------
CLASS C SHARES ($)           188          700           1,239         2,713
--------------------------------------------------------------------------------

  *   Assumes sales charge is deducted when shares are purchased.

 **   Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN GLOBAL 50 FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 36-38.

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a concentrated portfolio of global equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests in approximately fifty equity securities of primarily large and mid-cap companies located throughout the world. Using its global perspective, J.P. Morgan Investment Management Inc. (JPMIM), the Fund's adviser, uses the investment process described below to identify those equity securities which in its view have an exceptional return potential. Equity securities may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

Under normal conditions, the Fund invests in equity securities of at least 3 countries, including the United States, and in a variety of industries; the Fund is not constrained by geographic limits and will not concentrate in any one industry. The Fund may invest in both developed and emerging markets. The Fund may invest substantially in securities denominated in foreign currencies and actively seeks to enhance returns through managing currency exposure.

The Fund may change any of its investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-     THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-     THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines research, valuation and stock selection.

Research findings allow the adviser to rank companies according to their relative value; combined with the adviser's qualitative view, the most attractive opportunities in a universe of 2,500 securities are identified.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's growth potential. The adviser produces valuation rankings of issuers with a market capitalization generally greater than $1.5 billion with the help of a variety of models that quantify its research team's findings.

Using research as the basis for investment decisions, adviser constructs a concentrated stock portfolio representing equity securities of companies which in their view have an exceptional return potential relative to other companies. The adviser's security selection focuses on highly rated undervalued companies which also meet certain other criteria, such as responsiveness to industry themes (e.g., consolidation/restructuring), conviction in management, the company's product positioning, and catalysts that may positively affect its performance over the next 12 months.

The adviser actively manages the Fund's currency exposure in an effort to manage risk and enhance total return. The Fund has access to currency specialists to determine the extent and nature of its exposure to various foreign currencies.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The value of your investment in the Fund will fluctuate in response to movements in global stock markets. Fund performance will also depend on the effectiveness of the adviser's research and stock picking decisions.

The Fund may invest in fewer stocks than other global equity funds. This concentration increases the risk of the Fund. With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than relevant market indices and other, more diversified mutual funds. Because the Fund holds a relatively small number of securities, a large movement in the price of a stock in the portfolio could have a larger impact on the Fund's share price than would occur if the Fund held more securities.

Because the Fund invests in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund may invest in mid-capitalization companies. The securities of these companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. These companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The Fund's investments may take the form of depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-     ARE PURSUING A LONG-TERM OBJECTIVE SUCH AS RETIREMENT

- WANT TO ADD A GLOBAL INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

- ARE WILLING TO ACCEPT THE ADDED RISKS OF A FUND THAT INVESTS IN A RELATIVELY SMALL NUMBER OF STOCKS

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

-     REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-     ARE PURSUING A SHORT-TERM OBJECTIVE OR INVESTING EMERGENCY RESERVES

-     ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING

-     ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

-     WANT A FUND THAT CONSISTENTLY FOCUSES ON PARTICULAR INDUSTRIES OR SECTORS

FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the last three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and for the life of the Fund. It compares that performance to the MSCI World Index. This is a widely recognized, unmanaged index that measures stock market performance worldwide using the share prices of approximately 1,600 companies listed on stock exchanges in 22 countries.

The performance figures in the bar chart do not reflect a front end sales load, which is assessed on Class A Shares or a contingent deferred sales load, which is assessed on Class B and Class C shares. If the loads were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflects the deduction of the maximum front end sales load and the performance figures in the table for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund in the past have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

                                    [CHART]


YEAR-BY-YEAR RETURNS*,(1),(2)

                                  1999  45.36%

                                  2000 -14.35%

                                  2001 -20.32%

--------------------------------------------------------------------------------
BEST QUARTER                                                         24.48%
--------------------------------------------------------------------------------
                                                               4th quarter, 1999

--------------------------------------------------------------------------------
WORST QUARTER                                                       -16.66%
--------------------------------------------------------------------------------
                                                               1st quarter, 2001

AVERAGE ANNUAL TOTAL RETURNS(%)

Shows performance over time for periods ended December 31, 2001*,(1),(2)

                                                                    LIFE OF
                                                         1 YEAR     FUND(1)
--------------------------------------------------------------------------------
CLASS A SHARES - RETURN BEFORE TAXES                     -24.95       -2.38
--------------------------------------------------------------------------------
CLASS A SHARES - RETURN AFTER TAXES ON DISTRIBUTIONS     -25.07       -3.37
--------------------------------------------------------------------------------
CLASS A SHARES - RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES                                  -15.20       -2.16
--------------------------------------------------------------------------------
CLASS B SHARES - RETURN BEFORE TAXES                     -24.72       -1.63
--------------------------------------------------------------------------------
CLASS C SHARES - RETURN BEFORE TAXES                     -21.56       -0.88
--------------------------------------------------------------------------------
MSCI WORD INDEX (REFLECTS NO DEDUCTION FOR FEES,
EXPENSES OR TAXES)                                       -11.88        1.65
--------------------------------------------------------------------------------

The after-tax returns are shown for only the Class A Shares offered by this prospectus and not the other classes offered by this prospectus and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not refelect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of the Fund will perform in the future.

* The Fund's performance in the table for the period before Class A, B and C Shares were launched on 4/16/01 and the Fund's performance in the bar chart are based on the performance of Select Class Shares of the Fund. During these periods, the actual returns of Class A, B and C Shares would have been lower than shown because Class A, B and C shares have higher expenses than Select Class Shares.

(1) The Fund commenced operations on 5/29/98. Performance for the benchmark is from 5/31/98.

(2)   The Fund's fiscal year end is 10/31.

INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES

The expenses of the Class A, Class B and Class C Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                    CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
--------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)
WHEN YOU BUY SHARES, SHOWN
AS % OF THE OFFERING PRICE*         5.75%             NONE              NONE
--------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS LOWER
OF ORIGINAL PURCHASE PRICE OR
REDEMPTION PROCEEDS                 NONE              5.00%             1.00%
--------------------------------------------------------------------------------------

* The offering price is the net asset value of the shares purchased plus any sales charge.

ANNUAL OPERATING EXPENSES(%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, B AND C ASSETS)

                                    CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
--------------------------------------------------------------------------------------
MANAGEMENT FEES                       1.25              1.25               1.25
--------------------------------------------------------------------------------------
DISTRIBUTION (RULE 12b-1) FEES        0.25              0.75               0.75
--------------------------------------------------------------------------------------
SHAREHOLDER SERVICE FEE               0.25              0.25               0.25
--------------------------------------------------------------------------------------
OTHER EXPENSES(1)                    72.33             68.12             120.98
--------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES             74.08             70.37             123.23

FEE WAIVER AND EXPENSE
REIMBURSEMENTS(2)                   (72.33)           (68.12)           (120.98)
--------------------------------------------------------------------------------------
NET EXPENSES(2)                       1.75              2.25               2.25
--------------------------------------------------------------------------------------

(1) "Other expenses" are based on expenses incurred during the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the fund to the extent total operating expenses of Class A, Class B and Class C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.75%, 2.25% And 2.25%, respectively, of their average daily net assets through 2/28/05.

EXAMPLE This example helps you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

-     $10,000 initial investment

-     5% return each year, and

- net expenses for Classes A, B and C of 1.75%, 2.25% and 2.25%, respectively, through 2/28/05 and 2.75%, 3.25% and 3.25% respectively, thereafter through 2/28/12.

This example is for comparison only; the actual return of the Class A, B and C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                   1 YEAR        3 YEARS       5 YEARS       10 YEARS
-------------------------------------------------------------------------------------
CLASS A SHARES* ($)                743           1,094         1,678         3,255
-------------------------------------------------------------------------------------
CLASS B SHARES** ($)               728           1,003         1,621         3,210***
-------------------------------------------------------------------------------------
CLASS C SHARES** ($)               328           703           1,421         3,327
-------------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                   1 YEAR        3 YEARS       5 YEARS       10 YEARS
-------------------------------------------------------------------------------------
CLASS B SHARES ($)                 228           703           1,421         3,210***
-------------------------------------------------------------------------------------
CLASS C SHARES ($)                 228           703           1,421         3,327
-------------------------------------------------------------------------------------

  *   Assumes sales charge is deducted when shares are purchased.

 **   Assumes applicable deferred sales charge when shares are sold.

*** Reflects conversion of Class B Shares to Class a Shares after they have been owned for eight years.

JPMORGAN GLOBAL HEALTHCARE FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 36-38.

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a worldwide portfolio of equity securities in the healthcare sector.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in equity securities of U.S. and foreign companies of all sizes that offer potential for high total return. Under normal circumstances, the Fund invests at least 80% of the value of its Assets in companies that derive at least 50% of their revenues from, or have 50% of their assets in, healthcare related businesses. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund will invest primarily in four subsectors: pharmaceuticals, biotechnology, medical technology, and healthcare services. These investments may include, for example, companies principally engaged in: the design, manufacture or sale of products or services used for, or in connection with, health care, medicine, and agricultural chemicals; research and development of pharmaceutical products and services; the manufacture and/or distribution of biotechnological and biomedical products, including devices, instruments and drug delivery systems; and the operation of healthcare facilities.

There are no prescribed limits on the weightings of securities in any particular subsector or in any individual company.

The Fund may invest in securities of companies from any geographical region, but intends to invest primarily in securities of companies in developed markets. The Fund may also invest, to a lesser extent, in emerging markets.

The Fund may invest substantially in securities denominated in foreign currencies and actively seeks to enhance returns through managing currency exposure. To the extent the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund also may hedge from one foreign currency to another, although emerging markets investments are typically unhedged.

Under normal market conditions, the Fund will remain fully invested. Using its global perspective, the Fund's adviser uses the investment process described below to identify those securities which in its view have an exceptional return potential.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-     THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-     THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

Research findings allow the adviser to rank companies according to their relative value; combined with the adviser's qualitative view, the most attractive investment opportunities in the universe of healthcare stocks are identified.

The adviser takes an in-depth look at company prospects over a relatively long period--often as much as five years--rather than focusing on near-term expectations. This approach is designed to provide insight into a company's growth potential.

Using research as the basis for investment decisions, the adviser construct a portfolio representing companies in the healthcare sector, which in their view have an exceptional return potential relative to other companies in this sector. The adviser's stock selection criteria focus on highly rated U.S. and foreign companies which also meet certain other criteria, such as responsiveness to industry themes (e.g., consolidation/ restructuring), new drug development, conviction in management, the company's product pipeline, and catalysts that may positively affect a stock's performance over the next twelve months.

The adviser actively manages the Fund's currency exposure in an effort to manage risk and enhance total return. The Fund has access to the adviser's currency specialists to determine the extent and nature of its exposure to various foreign currencies.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The value of your investment in the Fund will fluctuate in response to movements in the global stock markets. Fund performance also will depend on the effectiveness of the adviser's research and the management team's stock picking decisions.

With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than relevant market indices and other, more diversified mutual funds. Because the Fund holds a relatively small number of securities, a large movement in the price of a stock in the portfolio could have a larger impact on the Fund's share price than would occur if the Fund held more securities.

Because the Fund's investments are concentrated in the healthcare sector, the value of its shares will be affected by factors unique to this sector and may fluctuate more widely than that of a fund which invests in a broad range of industries. Healthcare companies are subject to government regulation and approval of their products and services, which can have a significant effect on their market price. The types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on the healthcare company's market value and/or share price. Biotechnology and related companies are affected by patent considerations, intense competition, rapid technology change and obsolescence, and regulatory requirements of various federal and state agencies. In addition, many of these companies are relatively small and may trade less frequently and have less publicly available information, may not yet offer products or offer a single product, and may have persistent losses during a new product's transition from development to production or erratic revenue patterns. The stock prices of these companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny.

Because the Fund invests in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-     ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

- WANT TO ADD A GLOBAL INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

- ARE LOOKING FOR THE ADDED REWARDS AND ARE WILLING TO ACCEPT THE ADDED RISKS OF A FUND THAT INVESTS IN THE HEALTHCARE SECTOR

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

-     REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-     ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

-     ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING

-     ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

-     ARE UNCOMFORTABLE WITH THE FUND'S FOCUS ON THE HEALTHCARE SECTOR

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares*. The bar chart shows the performance of the Fund's shares over the past calendar year. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the MSCI World Healthcare Index and the Lipper Health/Biotechnology Funds Index, widely recognized market benchmarks.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares or a contingent deferred sales load, which is assessed on Class B Shares and Class C Shares. If the loads were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflects the deduction of the maximum front end sales load and the performance figures in the table for Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales load. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

                                    [CHART]


YEAR-BY-YEAR RETURNS*,(1),(2)

                                  2001 -13.48%

--------------------------------------------------------------------------------
BEST QUARTER                                                          1.91%
--------------------------------------------------------------------------------
                                                               2nd quarter, 2001

--------------------------------------------------------------------------------
WORST QUARTER                                                       -15.73%
--------------------------------------------------------------------------------
                                                               1st quarter, 2001

AVERAGE ANNUAL TOTAL RETURNS(%)

Shows performance over time, for periods ended December 31, 2001*,(1),(2)

                                                                    LIFE OF
                                                         1 YEAR     FUND(1)
--------------------------------------------------------------------------------
CLASS A SHARES - RETURN BEFORE TAXES                     -18.61       -9.95
--------------------------------------------------------------------------------
CLASS A SHARES - RETURN AFTER TAXES ON DISTRIBUTIONS     -18.74      -10.08
--------------------------------------------------------------------------------
CLASS A SHARES - RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES                                  -11.33       -8.00
--------------------------------------------------------------------------------
CLASS B SHARES - RETURN BEFORE TAXES                     -18.19       -8.82
--------------------------------------------------------------------------------
CLASS C SHARES - RETURN BEFORE TAXES                     -14.78       -5.84
--------------------------------------------------------------------------------
MSCI WORLD HEALTHCARE INDEX (REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES)                                 -12.98       -4.60
--------------------------------------------------------------------------------
LIPPER HEALTH/BIOTECHNOLOGY FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)                        -10.46       -7.78
--------------------------------------------------------------------------------

The after-tax returns are shown for only the Class A Shares offered by this prospectus and not the other classes offered by this prospectus and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical higher individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Annual after-tax returns depend on the Invester's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* The Fund's performance in the table for the period before Class A, B and C Shares were launched on 4/16/01, and the Fund's performance in the bar chart are based on the performance of select class shares of the fund. During these periods, the actual returns of Class A, B and C Shares would have been lower than shown because Class A, B and C Shares have higher expenses than Select Class Shares.

(1) The Fund commenced operations on 9/29/00. Performance for the benchmarks is from 9/30/00.

(2)   The Fund's fiscal year end is 10/31.

INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES

The expenses of the Class A, Class B and Class C Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                    CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
--------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)
WHEN YOU BUY SHARES, SHOWN
AS % OF THE OFFERING PRICE*         5.75%             NONE              NONE
--------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS LOWER
OF ORIGINAL PURCHASE PRICE OR
REDEMPTION PROCEEDS                 NONE              5.00%             1.00%
--------------------------------------------------------------------------------------

* The offering price is the net asset value of the shares purchased plus any sales charge.

ANNUAL OPERATING EXPENSES(%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, B AND C ASSETS)

                                    CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
--------------------------------------------------------------------------------------
MANAGEMENT FEES                         1.25               1.25              1.25
--------------------------------------------------------------------------------------
DISTRIBUTION (RULE 12B-1) FEES          0.25               0.75              0.75
--------------------------------------------------------------------------------------
SHAREHOLDER SERVICE FEE                 0.25               0.25              0.25
--------------------------------------------------------------------------------------
OTHER EXPENSES(1)                      32.43             129.67            173.08
--------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES               34.18             131.92            175.33
--------------------------------------------------------------------------------------
FEE WAIVER AND EXPENSE
REIMBURSEMENTS(2)                     (32.43)           (129.67)          (173.08)
--------------------------------------------------------------------------------------
NET EXPENSES(2)                         1.75               2.25              2.25
--------------------------------------------------------------------------------------

(1) "Other expenses" are based on expenses incurred during the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the fund to the extent total operating expenses of Class A, Class B and Class C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.75%, 2.25% And 2.25%, Respectively, of their average daily net assets through 2/28/05.

EXAMPLE This example helps you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

-     $10,000 initial investment,

-     5% return each year, and

- net expenses for Classes A, B and C of 1.75%, 2.25% and 2.25%, respectively, through 2/28/05 and 2.75%, 3.25% and 3.25%, respectively, thereafter through 2/28/12.

This example is for comparison only; the actual return of the Class A, B and C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                   1 YEAR        3 YEARS       5 YEARS       10 YEARS
-------------------------------------------------------------------------------------
CLASS A SHARES* ($)                743           1,094         1,678         3,255
-------------------------------------------------------------------------------------
CLASS B SHARES** ($)               728           1,003         1,621         3,210***
-------------------------------------------------------------------------------------
CLASS C SHARES** ($)               328           703           1,421         3,327
-------------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                   1 YEAR        3 YEARS       5 YEARS       10 YEARS
-------------------------------------------------------------------------------------
CLASS B SHARES ($)                 228           703           1,421         3,210***
-------------------------------------------------------------------------------------
CLASS C SHARES ($)                 228           703           1,421         3,327
-------------------------------------------------------------------------------------

  *   Assumes sales charge is deducted when shares are purchased.

 **   Assumes applicable deferred sales charge when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN H&Q TECHNOLOGY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 36-38.

THE FUND'S OBJECTIVE

The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of the value of its Assets in equity securities of technology companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund will invest in equity securities of companies with various market capitalizations including large, mid and small capitalizations. As a result, at times the Fund may be investing a significant portion of its assets in securities of small and mid-capitalization companies.

Equity securities may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

Technology companies are companies with revenues primarily generated by technology products and services. These include the internet, computers and computer peripherals, software, electronic components and systems, communications equipment and services, semiconductors and media and information services.

The Fund may invest up to 20% of its total assets in foreign securities. These investments may take the form of depositary receipts.

From time to time, the Fund may invest in shares of companies through initial public offerings (IPOs), though such investments are not expected to represent a significant portion of the Fund's assets.

The Fund may also invest in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain. However, investments in derivatives are not expected to represent a significant portion of the Fund's assets. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is not diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

o     THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.

o     THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

The Fund's adviser, J.P. Morgan Fleming Asset Management (USA) Inc. (JPFAM(USA)), does quantitative analysis and fundamental research in an attempt to identify equities with the best growth potential within the universe of technology securities. Quantitative analysis will include looking at financial ratios as well as historical patterns in growth rates. Fundamental research involves concentrating on "fundamental" information about an issuer, such as the health and growth rate of the company's end-market, long-term profitability trends of its industry, and its competitive position history and management. Accordingly, the adviser may look at growth-oriented factors such as projected earnings and/or revenue growth and improved earnings characteristics. The adviser will also seek to identify companies whose products are targeted to markets which the adviser expects to grow at a high rate such as the communications and internet-related sectors. The adviser's research will include discussions with company management and other industry participants to determine the quality of individual companies' services and products relative to its competitors.

In determining whether to sell a stock, the adviser will use the same type of analysis that it uses in buying a stock in order to determine if the stock is still an attractive investment opportunity.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in the stock market as well as the performance of companies selected for the Fund's portfolio.

The Fund's focus on stocks in the technology sector makes it more susceptible to factors affecting that sector. Investing in technology companies exposes the Fund to special risks. For example, rapid advances in technology might cause existing products to become obsolete or have relatively short product cycles, and the Fund's returns could suffer to the extent it holds an affected company's shares. Competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in the Fund's portfolio. Additionally, technology companies are dependent upon consumer and business acceptance as new technologies evolve. Companies in a number of technology industries are also subject to more governmental regulations and approval processes than many other industries. Changes in governmental policies, such as telephone and cable regulations and antitrust enforcement, may have a material effect on the products and services of technology companies. In addition, the rate of technological change often requires extensive and sustained investment in research and development. Some technology companies, particularly internet-related companies, may trade at prices that do not reflect traditional valuation methods. All these factors may affect a company's overall profitability and cause its stock price to be more volatile.

The Fund may not achieve its objective if companies that the adviser believes will experience earnings growth do not grow as expected.

The securities of mid-capitalization and small-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-capitalization and small-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests primarily in larger companies.

Investments in foreign securities may be riskier than investments in the U.S. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the fund will have access to profitable IPOs. Furthermore, stocks of some newly public companies may decline shortly after the initial public offering. The securities of companies that have recently gone public may trade less frequently and in smaller volumes than securities of more established companies.

The market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Although the value of a convertible security may not exactly track that of its underlying common or preferred stock, its value does tend to change whenever the market value of underlying common or preferred stock fluctuates.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

Because the Fund is not diversified, it will invest a greater percentage of its assets in technology companies than a diversified fund would. In addition, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing securities.

The Fund may have to sell securities at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of technology companies are declining, and prices of these securities may fall more rapidly than those of other securities.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

o ARE WILLING TO ACCEPT THE ADDED RISKS OF A FUND THAT INVESTS IN THE TECHNOLOGY SECTOR

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

o     REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

o     ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

o     ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING

o     ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

o     ARE UNCOMFORTABLE WITH THE FUND'S FOCUS ON THE TECHNOLOGY SECTOR

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows the performance of the Fund's Class A Shares over the past calendar year. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the H&Q Technology Index and the Russell 2000 Index, widely recognized benchmarks.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflects the deduction of the maximum front end sales load and the performance figures in the table for Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

                                    [CHART]


YEAR-BY-YEAR RETURNS(1),(2)

                                  2001   -55.62%

--------------------------------------------------------------------------------
BEST QUARTER                                                         56.74%
--------------------------------------------------------------------------------
                                                               4th quarter, 2001
--------------------------------------------------------------------------------
WORST QUARTER                                                       -54.81%
--------------------------------------------------------------------------------
                                                               3rd quarter, 2001

AVERAGE ANNUAL TOTAL RETURNS(%)


Shows performance over time, for periods ended December 31, 2001(1,2)

                                                                    LIFE OF
                                                         1 YEAR      FUND
--------------------------------------------------------------------------------
CLASS A SHARES - RETURN BEFORE TAXES                     -58.14      -70.66
--------------------------------------------------------------------------------
CLASS A SHARES - RETURN AFTER TAXES ON DISTRIBUTIONS     -58.14      -70.66
--------------------------------------------------------------------------------
CLASS A SHARES - RETURN AFTER TAXES ON DISTRIBUTIONS
  AND SALE OF FUND SHARES                                -35.41      -54.35
--------------------------------------------------------------------------------
CLASS B SHARES - RETURN BEFORE TAXES                     -58.22      -70.44
--------------------------------------------------------------------------------
CLASS C SHARES - RETURN BEFORE TAXES                     -56.27      -69.38
--------------------------------------------------------------------------------
H&Q TECHNOLOGY INDEX (REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES)                                 -31.22      -47.47
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX (REFLECTS NO DEDUCTION FOR FEES,
EXPENSES OR TAXES)                                         2.49       -3.69
--------------------------------------------------------------------------------

The after-tax returns are shown for only the Class A Shares offered by this prospectus and not the other classes offered by this prospectus and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1) The Fund commenced operations on 9/20/00. Performance for the benchmarks is from 9/30/00.

(2)   The Fund's fiscal year end is 10/31.

INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES

The expenses of the Class A, Class B and Class C Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                    CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
--------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)
WHEN YOU BUY SHARES, SHOWN
AS % OF THE OFFERING PRICE*         5.75%             NONE              NONE
--------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS LOWER
OF ORIGINAL PURCHASE PRICE OR
REDEMPTION PROCEEDS                 NONE              5.00%             1.00%
--------------------------------------------------------------------------------------

* The offering price is the net asset value of the shares purchased plus any sales charge.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, B AND C ASSETS)

                                    CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
--------------------------------------------------------------------------------------
MANAGEMENT FEE                         0.75              0.75              0.75
DISTRIBUTION (RULE 12b-1) FEE          0.25              0.75              0.75
SHAREHOLDER SERVICE FEE                0.25              0.25              0.25
OTHER EXPENSES(1)                      2.43              2.42              2.41
--------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES               3.68              4.17              4.16

FEE WAIVER AND EXPENSE
REIMBURSEMENT(2)                      (1.83)            (1.82)            (1.81)
--------------------------------------------------------------------------------------
NET EXPENSES(2)                        1.85              2.35              2.35
--------------------------------------------------------------------------------------

(1) "Other Expenses" are based on expenses incurred for the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total operating expenses of Class A, Class B and Class C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.85%, 2.35% And 2.35%, Respectively, of their average daily net assets through 2/28/03.

EXAMPLE This example helps you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

-     $10,000 initial investment

-     5% return each year and

- net expenses for Classes A, B and C of 1.85%, 2.35% and 2.35%, respectively, through 2/28/03 and 2.85%, 3.35% and 3.35%, respectively, thereafter through 2/28/12.

The example is for comparison only; the actual return of the Class A, B and C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                  1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------------
CLASS A SHARES * ($)               752           1,318         1,909         3,501
--------------------------------------------------------------------------------------
CLASS B SHARES ** ($)              738           1,237         1,860         3,459***
--------------------------------------------------------------------------------------
CLASS C SHARES ** ($)              338             937         1,660         3,573
--------------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                  1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------------
CLASS B SHARES ($)                 238           937           1,660         3,459***
--------------------------------------------------------------------------------------
CLASS C SHARES ($)                 238           937           1,660         3,573
--------------------------------------------------------------------------------------

  *   ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

 **   ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARE AFTER THEY HAVE BEEN OWNED FOR EIGHT YEARS.

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Global 50 Fund and the Global Healthcare Fund are series of J.P. Morgan Series Trust, a Massachusetts business trust. The Focus Fund and H&Q Technology Fund are series of Mutual Fund Group, a Massachusetts business trust. The trusts are all governed by the same trustees. The trustees of each trust are responsible for overseeing all business activities.

THE FUNDS' INVESTMENT ADVISERS

J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser and makes the day-to-day investment decisions for the Global 50 and Global Healthcare Funds. JPMIM is located at 522 5th Avenue, New York, NY 10036.

J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)) is the investment adviser and makes the day-to-day investment decisions for the Focus and H&Q Technology Funds. JPMFAM (USA) is located at 522 5th Avenue, New York, NY 10036.

JPMIM and JPMFAM (USA) are wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year, each adviser was paid management fees (net of waivers) as a percentage of average daily net assets as follows:

                          FISCAL
FUND                      YEAR END     %
-----------------------------------------
FOCUS FUND                10/31      0.40
-----------------------------------------
GLOBAL 50 FUND            10/31      1.25
-----------------------------------------
GLOBAL HEALTHCARE FUND    10/31      1.25
-----------------------------------------
H&Q TECHNOLOGY FUND       10/31      NONE
-----------------------------------------

PORTFOLIO MANAGERS

FOCUS FUND

The portfolio management team is led by Henry Cavanna, Managing Director of the adviser, and John Piccard, Vice President of the adviser. Mr. Cavanna has worked as a portfolio manager with JPMFAM(USA) or one of its affiliates since 1979. Mr. Piccard has been at JPMFAM (USA) or one of its affliates since 2000 and is responsible for managing institutional equity portfolios. He previously worked for Mitchell Hutchins Asset Management, where he managed equity investment portfolios.

GLOBAL HEATHCARE FUND

The portfolio management team is led by Andrew C. Cormie, Managing Director, who has been an international equity portfolio manager since 1977 and employed by JPMIM since 1984. Shawn Lytle, Vice President, who has been an international equity portfolio manager since 1998 and employed by JPMIM since 1992, and Bertrand Biragnet, Vice President, an international portfolio manager since joining JPMIM in 1996. Prior to joining JPMIM, Mr. Biragnet worked at the European Center for Particle Physics in Geneva and T. Hoare & Co. stockbrokers in London.

GLOBAL 50 FUND

The portfolio management team is led by Mr. Cormie and Mr. Lytle. Please see above for information regarding Mr. Cormie and Mr. Lytle.

H&Q TECHNOLOGY FUND

Portfolio Manager T. Gary Liberman, Senior Vice President, is responsible for management of the Fund's portfolio. Mr. Liberman joined JPMFAM (USA) in 1995 as a small cap technology analyst. He has been portfolio manager of the Fleming
US Technology Fund since its inception in December 1997. Prior to joining Fleming, Mr. Liberman worked for Salomon Brothers Asset Management as a large-cap technology analyst. Before his career in investments, Mr. Liberman worked for Arthur Andersen & Co. as a public accountant. Mr. Liberman received a BS in Accounting from the University of Maryland in 1990 and an MBA in Finance from New York University in 1993.

THE FUNDS' ADMINISTRATOR

JPMorgan Chase Bank (Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services:

0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Funds have agreements with certain shareholder servicing agents (including JPMorgan Chase Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Class A, Class B and Class C Shares of the Funds held by investors serviced by the shareholder servicing agent.

The advisers and/or distributor may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUNDS' DISTRIBUTOR

J.P. Morgan Fund Distributors, Inc. (JPMFD) is the distributor for the Funds. It's a subsidiary of BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

KNOW WHICH CLASSES TO BUY

Each Fund may issue multiple classes of shares. This prospectus relates only to Class A, Class B and Class C Shares of each Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling fund shares may receive a different amount for each class.

You will need to choose a share class before making your initial investment. In making your choice, you should weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge, but higher annual fees and a contingent deferred sales charge.

ABOUT SALES CHARGES

You may pay a sales charge to buy Class A Shares and you may pay a sales charge with respect to Class B or C shares in the Funds. There are also ongoing charges that all investors pay as long as they own their shares.

You may purchase Class A, Class B or Class C Shares in each Fund described in the prospectus.

Different charges are associated with each class of shares:

o If you choose to invest in Class A shares, you may pay a sales charge when you invest.

o If you choose to invest in Class B Shares, you may pay a deferred sales charge. You are not required to pay a sales charge when you invest, but may be required to pay a charge when you sell your shares, depending on the length of your investment in the particular shares.

o If you choose to invest in Class C Shares, you will be required to pay a sales charge if you hold the shares for less than one year.

There are a number of plans and special discounts which can decrease or eliminate these charges.

This section explains how the three sales charges work.

CLASS A SHARES

The initial sales charge is deducted directly from the money you invest. As the table shows, the sales charge decreases as your investment increases. The public offering price of Class A Shares is the net asset value plus the initial sales charge. Net asset value is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors.

TOTAL SALES CHARGE

                                    AS % OF THE     AS %
                                    OFFERING        OF NET
AMOUNT OF                           PRICE           AMOUNT
INVESTMENT                          PER SHARE       INVESTED
------------------------------------------------------------
LESS THAN $100,000                  5.75            6.10
------------------------------------------------------------
$100,000 BUT UNDER $250,000         3.75            3.90
------------------------------------------------------------
$250,000 BUT UNDER $500,000         2.50            2.56
------------------------------------------------------------
$500,000 BUT UNDER $1 MILLION       2.00            2.04
------------------------------------------------------------

There is no sales charge for investments of $1 million or more.

CLASS B SHARES

The deferred sales charge is deducted directly from your assets when you sell your shares. It is calculated as a percentage of the lower of the original purchase price or the current value of the shares. As the following table shows, the deferred sales charge decreases the longer you hold the shares and disappears altogether after six years. Class B Shares automatically convert into Class A Shares at the beginning of the ninth year after you bought them.

YEAR       DEFERRED SALES CHARGE
-------------------------------------------
1          5%
-------------------------------------------
2          4%
-------------------------------------------
3          3%
-------------------------------------------
4          3%
-------------------------------------------
5          2%
-------------------------------------------
6          1%
-------------------------------------------
7          NONE
-------------------------------------------
8          NONE
-------------------------------------------

We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

CLASS C SHARES

The deferred sales charge is deducted directly from your assets when you sell your shares. It is equal to the lower of 1% of the original purchase price or 1% of current value of the shares. The deferred sales charge on Class C shares disappears altogether after one year. We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

Like Class B Shares, Class C Shares have higher combined distribution and service fees. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher service and distribution fees as long as you hold them. Over the long term, this can add up to higher total fees than either Class A or Class B Shares.

Each Fund has adopted Rule 12b-1 distribution plans under which it pays annual distribution fees of up to 0.25% or of the average daily net assets attributed to Class A Shares and up to 0.75% of the average daily net assets attributed to Class B Shares and Class C Shares.

This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

WHICH CLASS OF SHARES IS BEST?

Your decision about which class of shares to buy depends on a number of factors, including the number of shares you're buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, you may consider buying Class B shares.

Class A shares may be a good choice if you qualify to have the sales charge reduced or eliminated. In almost all cases, if you plan to buy $250,000 of shares or more, Class A Shares are the most economical choice.

If you plan to buy less than $100,000 of shares, Class B or Class C will generally be the most economical choice.

Class C shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the distribution and service fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses (expenses that are deducted from Fund assets) for each Fund.

Your investment representative may be able to advise you about the best class of shares for you.

BUYING FUND SHARES

You can buy shares three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your representative which Funds you want to buy and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC INVESTMENT PLAN

You can make regular automatic purchases of at least $100. See Shareholder Services for details.

Whether you choose Class A, B or C Shares, the price of the shares is based on the net asset value per share (NAV). NAV is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. You'll pay the public offering price, which is based on the next NAV calculated after the JPMorgan Funds Service Center accepts your instructions. Each Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable. The JPMorgan Funds Service Center will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the New York Stock Exchange is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock

Exchange, we'll process your order at that day's price. To open an account, buy or sell shares or get fund information, call the JPMorgan Funds Service Center at 1-800-348-4782
or
complete an application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

MINIMUM INVESTMENTS

TYPE OF             INITIAL         ADDITIONAL
ACCOUNT             INVESTMENT      INVESTMENTS
-----------------------------------------------
REGULAR ACCOUNT     $2,500          $100
-----------------------------------------------
SYSTEMATIC
INVESTMENT PLAN(1)  $1,000          $100
-----------------------------------------------
IRAS                $1,000          $100
-----------------------------------------------
SEP-IRAS            $1,000          $100
-----------------------------------------------
EDUCATION IRAS      $500            $100
-----------------------------------------------

(1) For alternative minimum investments for systematic investment plan accounts, please see shareholder services.

You must provide a Taxpayer Identification Number when you open an account. Each Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. You cannot sell your shares until your check has cleared, which could take more than 15 calendar days. If you buy through an Automated Clearing House, you can not sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be canceled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the settlement date.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays. The Funds will not issue certificates for Class A, Class B or Class C Shares.

SELLING FUND SHARES

You can sell your shares three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your representative which Funds you want to sell. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. If you have changed your address of record within the previous 30 days or if you sell shares of Funds worth $25,000 or more by phone, we will send it by wire only to a bank account on our records.
Or
Send a signed letter with your instructions to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC WITHDRAWAL PLAN

You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.

GENERAL

You can sell your shares on any day that the JPMorgan Funds Service Center is accepting purchase orders. You will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order, less any applicable sales charges.

We will need the names of the registered shareholders and your account number before we can sell your shares.

Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the New York Stock Exchange, each Fund will send you the proceeds the next business day. We will not accept an order to sell shares if the Fund hasn't collected your payment for the shares. Each Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have signatures guaranteed for all registered owners or their legal representative if:

o     you want to sell shares with a net asset value of $100,000 or more, or

o you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

REDEMPTIONS-IN-KIND

Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES

You can exchange your shares for shares of the same class of certain other JPMorgan Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your representative which Funds you want to exchange from and to. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN

You can automatically exchange money from one JPMorgan account to another of the same class. See Shareholder Services for details.

If you exchange Class B Shares of a Fund for Class B Shares of another JPMorgan Fund, or Class C Shares for Class C Shares, you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the Fund you want to buy before making an exchange. You will need to meet any minimum investment requirements.

You should not exchange shares as means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

OTHER INFORMATION CONCERNING THE FUNDS

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

Please write to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Funds declare and pay any net investment income and net capital gain at least annually. You have three options for your distributions. You may:

o     reinvest all of them in additional Fund shares without a sales charge;

o take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

o take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

The Global 50 Fund, Global Healthcare Fund and Focus Fund expect that their distributions will consist primarily of capital gains.

Investment income received by the Global Healthcare and Global 50 Funds from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of each such Fund's assets at the close of its taxable year will be in securities of foreign corporations, each such Fund may elect to "pass through" to its shareholders the foreign taxes that it paid.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding. The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER SERVICES

SYSTEMATIC INVESTMENT PLAN

If you make an initial investment of at least $1,000, you can regularly invest $100 or more on a monthly, quarterly or semiannual basis. You may also choose to make a lower initial investment of $250, which requires additional monthly systematic investments of $200. The money is automatically deducted from your checking or savings account. For further information please refer to the How Your Account Works section of this prospectus.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC WITHDRAWAL PLAN

You can make regular withdrawals of $50 or more. You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 (or $20,000 for Class B accounts) to start the plan. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC EXCHANGE

You can transfer assets automatically from one JPMorgan Fund account to another on a regular basis. It is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same fund.

FREE EXCHANGE PRIVILEGE

You can exchange shares between JPMorgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE

You can buy back Class A Shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale. If you sell Class B Shares or Class C Shares on which you've paid a deferred sales charge, you can use the proceeds to buy Class A Shares without a sales charge. You must buy the Class A Shares within 90 days of selling the Class B or Class C Shares.

RISK AND REWARD ELEMENTS

This table identifies the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help the Funds manage risk.

------------------------------------------------------------------------------------------------------------------------------------
POTENTIAL RISKS                             POTENTIAL REWARDS                            POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
MARKET CONDITIONS                           POTENTIAL REWARDS                            POLICIES TO BALANCE RISK AND REWARD
- Each Fund's share price and performance   - Stocks have generally outperformed more    - Under normal circumstances each Fund
  will fluctuate in response to stock         stable investments (such as bonds and        plans to remain fully invested in
  market movements                            cash equivalents) over the long term         accordance with its policies. Equity
- A Fund could lose money because of        - Foreign investments, which represent a       investments may include common stocks,
  foreign government actions, political       major portion of the world's securities,     convertible securities, preferred
  instability, or lack of adequate and/or     offer attractive potential performance       stocks, depositary receipts (such as
  accurate information                        and opportunities for diversification        ADRs and EDRs), trust or partnership
- Investment risks tend to be higher in     - Emerging markets can offer higher            interests, warrants, rights, and
  emerging markets. These markets also        returns                                      investment company securities
  present higher liquidity and valuation    - These same stocks could outperform the     - During severe market downturns, each
  risks                                       general market and provide greater           Fund has the option of investing up to
- The Global Healthcare Fund, the             returns than more diversified funds          100% of assets in high quality
  Focus Fund and the H&Q Technology Fund                                                   short-term instruments
  are non-diversified which means that a
  relatively high percentage of the Fund's
  assets may be invested in a limited
  number of issuers; therefore, its
  performance may be more vulnerable to
  changes in the market value of a single
  issuer or a group of issuers
- The Global 50 Fund, the Global
  Healthcare Fund and the Focus Fund
  invest in a relatively small number of
  stocks. If these stocks underperform the
  general market, the Fund could
  underperform more diversified funds
- Adverse market conditions may from time
  to time cause each Fund to take
  temporary defensive positions that are
  inconsistent with its principal
  investment strategies and may hinder
  each Fund from achieving its investment
  objective
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN INVESTMENTS
- Currency exchange rate movements could    - Favorable exchange rate movements could    - The Global 50 Fund and the Global
  reduce gains or create losses               generate gains or reduce losses              Healthcare Fund actively manage the
- A Fund could lose money because of        - Foreign investments, which represent a       currency exposure of their foreign
  foreign government actions, political       major portion of the world's securities,     investments relative to their
  instability or lack of adequate and         offer attractive potential performance       benchmark, and may hedge back into
  accurate information                        and opportunities for diversification        the U.S. dollar fromtime to time
- Investment risks tend to be higher in     - Emerging markets can offer higher            (see also "Derivatives")
  emerging markets. These markets also        returns
  present higher liquidity and valuation
  risks
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
POTENTIAL RISKS                             POTENTIAL REWARDS                            POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT CHOICES
- A Fund could underperform its benchmark   - A Fund could outperform its benchmark      - The advisers focus their active
  due to its securities and asset asset       due to these same choices                    management on securities selection, the
  allocation choices                                                                       area where they believe their commitment
                                                                                           to research can most enhance returns
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCIES
- Currency exchange rate movements could    - Favorable exchange rate movements could    - The Global 50 Fund and the Global
  reduce gains or create losses               generate gains or reduce losses              Healthcare Fund actively manage the
- Currency risks tend to be higher in                                                      currency exposure of their foreign
  emerging markets                                                                         investments and may hedge a portion of
                                                                                           their foreign currency exposure into the
                                                                                           U.S. dollar or other currencies which
                                                                                           the adviser deems more attractive (see
                                                                                           also "Derivatives")
------------------------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING
- When each Fund lends a security, there     - Each Fund may enhance income through the  - The advisers maintain a list of approved
  is a risk that the loaned securities may     investment of the collateral received       borrowers
  not be returned if the borrower defaults     from the borrower                         - Each Fund receives collateral equal to
- The collateral will be subject to the                                                    at least 100% of the current value of
  risks of the securities in which it is                                                   securities loaned plus accrued interest
  invested                                                                               - The lending agents indemnify the Funds
                                                                                           against borrower default
                                                                                         - The advisers' collateral investment
                                                                                           guidelines limit the quality and
                                                                                           duration of collateral investment to
                                                                                           minimize losses
                                                                                         - Upon recall, the borrower must return
                                                                                           the securities loaned within the normal
                                                                                           settlement period
------------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES
- Derivatives such as futures, options,     - Hedges that correlate well with            - Each Fund uses derivatives, such as
  swaps, and forward foreign currency         underlying positions can reduce or           futures, options, swaps, and forward
  contracts(1) that are used for hedging the  eliminate losses at low cost                 foreign currency contracts, for hedging
  portfolio or specific securities may not  - A Fund could make money and protect          and for risk management (i.e., to
  fully offset the underlying positions       against losses if the investment             establish or adjust exposure to
  and this could result in losses to a        analysis proves correct                      particular securities, markets or
  Fund that would not have otherwise        - Derivatives that involve leverage could      currencies). The Focus Fund and the H&Q
  occurred                                    generate substantial gains at low cost       Technology Fund also use derivatives to
- Derivatives used for risk management may                                                 increase the Funds' income
  not have the intended effects and may                                                  - Each Fund only establishes hedges that
  result in losses or missed opportunities                                                 it expects will be highly correlated
- The counterparty to a derivatives                                                        with underlying positions
  contract could default
------------------------------------------------------------------------------------------------------------------------------------

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

------------------------------------------------------------------------------------------------------------------------------------
POTENTIAL RISKS                             POTENTIAL REWARDS                            POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES (CONTINUED)
- Derivatives that involve leverage could
  magnify losses
- Certain types of derivatives involve
  costs to a Fund which can reduce returns
- Derivatives may, for tax purposes,
  affect the character of gain and loss
  realized by a Fund, accelerate
  recognition of income to a Fund, affect
  the holding period of a Fund's assets
  and defer recognition of certain of a
  Fund's losses
------------------------------------------------------------------------------------------------------------------------------------
ILLIQUID HOLDINGS
- Each Fund could have difficulty valuing   - These holdings may offer more attractive   - The Funds may not invest more than 15%
  these holdings precisely                    yields or potential growth than              of net assets in illiquid holdings
- Each Fund could be unable to sell these     comparable widely traded securities        - To maintain adequate liquidity to meet
  holdings at the time or price it desires                                                 redemptions, each Fund may hold high
                                                                                           quality short-term instruments (including
                                                                                           repurchase agreements and reverse
                                                                                           repurchase agreements) and for temporary
                                                                                           or extraordinary purposes, may borrow
                                                                                           from banks up to 33 1/3% of the value
                                                                                           of its total assets
------------------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
- When a Fund buys securities before issue  - Each Fund can take advantage of            - Each Fund segregates liquid assets to
  or for delayed delivery, it could be        attractive transaction opportunities         offset leverage risk
  exposed to leverage risk if it does not
  segregate liquid assets
------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM TRADING
- Increased trading could raise each        - Each Fund could protect against losses     - The Funds generally avoid short-term
  Fund's brokerage and related costs          if a stock is overvalued and its value       trading, except to take advantage of
- Increased short-term capital gains          later falls                                  attractive or unexpected opportunities or
  distributions could raise shareholders'   - Each Fund could realize gains in a short     to meet demands generated by shareholder
  income tax liability                        period of time                               activity
                                                                                         - The Funds' portfolio turnover rates for
                                                                                           the most recent fiscal year are listed
                                                                                           below:
                                                                                           Focus Fund: 147%
                                                                                           Global 50 Fund: 126%
                                                                                           fiscal period)
                                                                                           Global Healthcare Fund: 57%
                                                                                           H&Q Technology Fund: 69%
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which are available upon request.

JPMORGAN FOCUS FUND(1)

                                                               CLASS A                                     CLASS B
                                            ----------------------------------------------------------------------------------------
                                                Year        Year       Year  6/30/98(2)      Year        Year      Year   6/30/98(2)
                                               Ended       Ended      Ended     Through     Ended       Ended     Ended     Through
PER SHARE OPERATING PERFORMANCE             10/31/01    10/31/00   10/31/99    10/31/98  10/31/01    10/31/00  10/31/99    10/31/98
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $  9.92     $  9.83    $  9.40    $ 10.00    $  9.79     $  9.77   $  9.38    $ 10.00
------------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                    (0.05)(3)   (0.08)      0.01(3)    0.01      (0.10)(3)   (0.12)    (0.05)(3)     --
      Net gains or losses in securities
      (both realized and unrealized)           (3.87)       0.17       0.43      (0.61)     (3.80)       0.14      0.44      (0.62)
                                             -------     -------    -------    -------    -------      ------   -------    -------
      Total from investment operations         (3.92)       0.09       0.44      (0.60)     (3.90)       0.02      0.39      (0.62)
   Distributions to shareholders from:
      Dividends from net investment income        --          --       0.01         --         --          --        --         --
      Distributions from capital gains            --          --         --         --         --          --        --         --
                                             -------     -------    -------    -------    -------      ------   -------    -------
      Total dividends and distributions           --          --       0.01         --         --          --        --         --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $  6.00     $  9.92    $  9.83    $  9.40    $  5.89     $  9.79   $  9.77    $  9.38
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (4)(6)                           (39.52%)      0.92%      4.67%     (6.00%)   (39.84%)      0.20%     4.16%     (6.20%)
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)      $     7     $    20    $    17    $    18    $    11     $    28   $    22    $    18
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------------
   Expenses(5)                                  1.25%       1.25%      1.25%      1.25%      1.85%       1.85%     1.84%      1.85%
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income(5)                    (0.73%)     (0.69%)     0.07%      0.48%     (1.33%)     (1.29%)   (0.51%)    (0.15%)
------------------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements
   and earnings credits(5)                      1.84%       1.70%      1.81%      2.05%      2.32%       2.20%     2.30%      2.54%
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income without waivers,
   reimbursements and earnings credits(5)      (1.32%)     (1.14%)    (0.49%)    (0.32%)    (1.80%)     (1.64%)   (0.97%)    (0.84%)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                       147%        124%       173%        33%       147%        124%      173%        33%
------------------------------------------------------------------------------------------------------------------------------------

(1)   Formerly Chase Vista Focus Fund.
(2)   Commencement of operations.
(3)   Calculated based upon average shares outstanding.
(4) Total return figures do not include the effect of any front-end or deferred sales load.
(5)   Short periods have been annualized.
(6)   Not annualized.

                                                                                                        CLASS C
                                                                                --------------------------------------------------
                                                                                      Year          Year        Year    6/30/98(2)
                                                                                     Ended         Ended       Ended       Through
PER SHARE OPERATING PERFORMANCE                                                   10/31/01      10/31/00    10/31/99      10/31/98
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                               $  9.79       $  9.76     $  9.38       $ 10.00
----------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                                          (0.10)(3)     (0.14)      (0.05)(3)        --
      Net gains or losses in securities (both realized and unrealized)               (3.80)         0.17        0.43         (0.62)
                                                                                   -------       -------     -------       -------
      Total from investment operations                                               (3.90)         0.03        0.38         (0.62)
   Distributions to shareholders from:
      Dividends from net investment income                                              --            --          --            --
      Distributions from capital gains                                                  --            --          --            --
                                                                                   -------       -------     -------       -------
      Total dividends and distributions                                                 --            --          --            --
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                     $  5.89       $  9.79     $  9.76       $  9.38
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (4)(6)                                                                 (39.84%)        0.31%       4.05%        (6.20%)
==================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                            $     3       $     7     $     7       $     4
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
----------------------------------------------------------------------------------------------------------------------------------
   Expenses(5)                                                                        1.85%         1.85%       1.84%         1.85%
----------------------------------------------------------------------------------------------------------------------------------
   Net investment income(5)                                                          (1.33%)       (1.29%)     (0.55%)       (0.14%)
----------------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and earnings credits(5)                   2.42%         2.20%       2.29%         2.55%
----------------------------------------------------------------------------------------------------------------------------------
   Net investment income without waivers, reimbursements and earnings credits(5)     (1.90%)       (1.64%)     (1.00%)       (0.84%)
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                                                             147%          124%        173%           33%
----------------------------------------------------------------------------------------------------------------------------------

(1)   Formerly Chase Vista Focus Fund
(2)   Commencement of operations.
(3)   Calculated based upon average shares outstanding.
(4)   Total return figures do not include the effect of any deferred sales load.
(5)   Short periods have been annualized.
(6)   Not annualized.

JPMORGAN GLOBAL 50 FUND(1)

                                                                       CLASS A         CLASS B        CLASS C
                                                                      ----------------------------------------
                                                                      4/16/01(2)     4/16/01(2)     4/16/01(2)
                                                                         Through        Through        Through
PER SHARE OPERATING PERFORMANCE                                         10/31/01       10/31/01       10/31/01
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $ 14.09        $ 14.09        $ 14.09
--------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                                (0.01)(7)      (0.05)(7)      (0.04)(7)
      Net gains or losses in securities (both realized and unrealized)     (2.07)         (2.08)         (2.09)
                                                                         -------        -------        -------
      Total from investment operations                                     (2.08)         (2.13)         (2.13)
   Distributions to shareholders from:
      Dividends from net investment income                                    --             --             --
      Distributions from capital gains                                        --             --             --
                                                                         -------        -------        -------
      Total dividends and distributions                                       --             --             --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $ 12.01        $ 11.96        $ 11.96
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN (3)(6)                                                       (14.76%)       (15.12%)       (15.12%)
==============================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                   $--(8)         $--(8)         $--(8)
--------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
--------------------------------------------------------------------------------------------------------------
   Expenses(4)                                                              1.73%          2.24%          2.25%
--------------------------------------------------------------------------------------------------------------
   Net investment income(4)                                                (0.19%)        (0.74%)        (0.59%)
--------------------------------------------------------------------------------------------------------------
   Expenses without reimbursements(4)                                      74.08%(5)      70.37%(5)     123.23%(5)
--------------------------------------------------------------------------------------------------------------
   Net investment income without reimbursements(4)                        (72.54%)(5)    (68.87%)(5)   (121.57%)(5)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                                                   126%           126%           126%
--------------------------------------------------------------------------------------------------------------

(1)   Formerly J.P. Morgan Global 50 Fund
(2)   Commencement of offering of class of shares.
(3) Total Return figures do not include the effect of any front-end or deferred sales load.
(4)   Short periods have been annualized.
(5) Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.
(6)   Not annualized.
(7)   Based upon average shares outstanding.
(8)   Amounts round to less than one million.

JPMORGAN GLOBAL HEALTHCARE FUND(1)

                                                                    CLASS A       CLASS B        CLASS C
                                                                   ---------------------------------------
                                                                   4/16/01(2)    4/16/01(2)     4/16/01(2)
                                                                      Through       Through        Through
PER SHARE OPERATING PERFORMANCE                                      10/31/01      10/31/01       10/31/01
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                  $ 13.64       $ 13.64        $ 13.64
----------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                             (0.05)(7)     (0.09)(7)      (0.09)(7)
   Net gains or losses in securities (both realized and unrealized)      0.20          0.20           0.20
                                                                      -------       -------        -------
      Total from investment operations                                   0.15          0.11           0.11
   Distributions to shareholders from:
      Dividends from net investment income                                 --            --             --
      Distributions from capital gains                                     --            --             --
                                                                      -------       -------        -------
      Total dividends and distributions                                    --            --             --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $ 13.79       $ 13.75        $ 13.75
----------------------------------------------------------------------------------------------------------
TOTAL RETURN (3)(6)                                                      1.10%         0.81%          0.81%
==========================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                $--(8)        $--(8)         $--(8)
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS :
----------------------------------------------------------------------------------------------------------
   Expenses(4)                                                           1.74%         2.25%          2.24%
----------------------------------------------------------------------------------------------------------
   Net investment income(4)                                             (0.72%)       (1.14%)        (1.15%)
----------------------------------------------------------------------------------------------------------
   Expenses without reimbursements(4)                                   34.18%(5)    131.92%(5)     175.33%(5)
----------------------------------------------------------------------------------------------------------
   Net investment income without reimbursements(4)                     (33.16%)(5)  (130.81%)(5)   (174.24%)(5)
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                                                 57%           57%            57%
----------------------------------------------------------------------------------------------------------

(1)   Formerly J.P. Morgan Global Healthcare Fund
(2)   Commencement of offering of class of shares.
(3) Total Return figures do not include the effect of any front-end or deferred sales load.
(4)   Short periods have been annualized.
(5) Due to size of net assets and fixed expenses, ratios may appear disproportionate with other classes.
(6)   Not annualized.
(7)   Based upon average shares outstanding.
(8)   Amount rounds to less than one million.

JPMORGAN H&Q TECHNOLOGY FUND(1)

                                                                      CLASS A                CLASS B                CLASS C
                                                               -------------------------------------------------------------------
                                                                   Year   9/20/00(2)       Year  9/20/00(2)      Year   9/20/00(2)
                                                                  Ended      Through      Ended    Through      Ended      Through
PER SHARE OPERATING PERFORMANCE:                               10/31/01     10/31/00   10/31/01   10/31/00   10/31/01     10/31/00
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $ 8.17       $10.00     $ 8.16      $10.00     $ 8.17      $10.00
----------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment loss                                         (0.06)(6)       --      (0.08)(6)   (0.01)     (0.08)(6)   (0.01)
      Net losses on investments (both realized and unrealized)    (6.31)       (1.83)     (6.29)      (1.83)     (6.30)      (1.82)
                                                                 ------       ------     ------      ------     ------      ------
      Total from investment operations                            (6.37)       (1.83)     (6.37)      (1.84)     (6.38)      (1.83)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $ 1.80       $ 8.17     $ 1.79      $ 8.16     $ 1.79      $ 8.17
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (3)(5)                                              (77.97%)     (18.30%)   (78.06%)    (18.40%)   (78.09%)    (18.30%)
==================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                          $    4       $    6     $    2      $    5     $ --(7)     $    1
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
----------------------------------------------------------------------------------------------------------------------------------
   Expenses(4)                                                     1.85%        1.83%      2.36%       2.33%      2.36%       2.34%
----------------------------------------------------------------------------------------------------------------------------------
   Net investment income(4)                                       (1.70%)      (0.71%)    (2.19%)     (1.21%)    (2.20%)     (1.22%)
----------------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements(4)                     3.68%        3.22%      4.17%       3.72%      4.16%       3.73%
----------------------------------------------------------------------------------------------------------------------------------
   Net investment income without waivers and reimbursements(4)    (3.53%)      (2.10%)    (4.00%)     (2.60%)    (4.00%)     (2.61%)
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                                           69%           0%        69%          0%        69%          0%
----------------------------------------------------------------------------------------------------------------------------------

(1)   Formerly Chase Fleming H&Q Technology Fund.
(2)   Commencement of operations.
(3) Total return figures do not include the effect of any front-end or deferred sales load.
(4)   Short periods have been annualized.
(5)   Not annualized.
(6)   Based upon average shares outstanding.
(7)   Amount rounds to less than one million.

                      This page intentionally left blank.

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution, contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you're there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

                        JPMorgan Funds Fulfillment Center
                                393 Manley Street
                         West Bridgewater, MA 02379-1039

           The Funds' Investment Company Act File Nos. are as follows:

                     JPMorgan Global 50 and JPMorgan Global

                     Healthcare Funds                    811-7795
                     JPMorgan Focus Fund                 811-5151
                     JPMorgan H&Q Technology Fund        811-5151

         (C) J.P. Morgan Chase & Co. All Rights Reserved. February 2002

                                                               PR-SPECABC-302

                                                   PROSPECTUS FEBRUARY 28, 2002

--------------------------------------------------------------------------------
JPMORGAN SPECIALTY FUNDS
SELECT CLASS SHARES

Focus Fund

Global 50 Fund

Global Healthcare Fund

The securities and exchange commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[LOGO]JPMorgan Fleming
Asset Management

CONTENTS

Focus Fund ................................................................    1
Global 50 Fund ............................................................    6
Global Healthcare Fund ....................................................   11
The Funds' Management and Administration ..................................   16
How Your Account Works ....................................................   18
   Buying Fund Shares .....................................................   18
   Selling Fund Shares ....................................................   19
   Exchanging Fund Shares .................................................   20
   Other Information Concerning the Funds .................................   20
   Distributions and Taxes ................................................   21
Risk and Reward Elements ..................................................   22
Financial Highlights ......................................................   25
How to Reach Us ...................................................   Back cover

--------------------------------------------------------------------------------
JPMorgan FOCUS FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 22-24.

THE FUND'S OBJECTIVE

The Fund seeks capital growth.

THE FUND'S MAIN
INVESTMENT STRATEGY

Under normal conditions, the Fund invests at least 80% of its total assets in common stocks of established companies which have market capitalizations of more than $1 billion at the time of purchase. Market capitalization is the total market value of a company's shares. The Fund invests primarily in U.S. companies, but may also invest in multinational companies that issue depositary receipts.

Although the Fund intends to invest primarily in stocks, under normal market conditions it may invest up to 20% of its total assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government obligations. The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is not diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

     -     THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
           OBJECTIVE.

     -     THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

The Fund's adviser, J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM
(USA)), uses an active equity management style that is focused on capital growth from a portfolio of timely investment opportunities. The Fund seeks capital appreciation by emphasizing companies with an outstanding record of earnings growth relative to the equity markets, a projected rate of growth greater than or equal to the equity markets, above market average price-earnings ratios and below average dividend yields.

The Fund will seek to invest in about 25 companies identified by the adviser as having the most favorable characteristics through a disciplined investment approach which relies on research intensive fundamental analysis.

Fundamental research typically includes analysis of products and market niches, evaluation of competitors, detailed financial analysis, meetings with company management and interviews with industry analysts. In doing its analysis, the adviser will meet industry concentration limits by investing across a number of sectors. However, it may change sector weightings in response to market developments.

The adviser goes through this process at least monthly to identify what it believes to be the best companies and adjust the Fund's holdings as needed. The adviser also uses the process to frequently monitor the Fund's investments.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN
INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section sets forth some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if companies which the adviser believes will experience earnings growth do not grow as expected.

Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. They may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential return.

The Fund is non-diversified and may invest in fewer stocks than other global equity funds. This concentration increases the risk and potential of the Fund.

With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than relevant market indices and other, more diversified mutual funds. Because the Fund holds a relatively small number of securities, a large movement in the price of a stock in the portfolio could have a larger impact on the Fund's share price than would occur if the Fund held more securities.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-     ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

- ARE WILLING TO ACCEPT THE ADDED RISKS OF A FUND THAT INVESTS IN A RELATIVELY SMALL NUMBER OF STOCKS

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

-     REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-     ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

-     ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Select Class Shares. The bar chart shows how the performance of the Fund's Select Class Shares has varied from year to year over the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the S&P 500 Index and the Lipper Large-Cap Core Funds Index, widely recognized market benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

                                    [CHART]

YEAR-BY-YEAR RETURNS (1)(2)
--------------------------------------------------------------------------------
1999                                                                      14.07%
2000                                                                     -25.46%
2001                                                                     -22.14%
--------------------------------------------------------------------------------
BEST QUARTER                                                              24.57%
--------------------------------------------------------------------------------
                                                               4th quarter, 1999
--------------------------------------------------------------------------------
WORST QUARTER                                                            -23.89%
--------------------------------------------------------------------------------
                                                               1st quarter, 2001
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS(%)

Shows performance over time for periods ended December 31, 2001(1)(2)

                                                                               LIFE OF
                                                                      1 YEAR   THE FUND
---------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN BEFORE TAXES                            -22.14   -10.84
---------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES ON DISTRIBUTIONS            -22.14   -10.85
---------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES ON DISTRIBUTIONS
    AND SALE OF FUND SHARES                                           -13.49   -8.41
---------------------------------------------------------------------------------------
S&P 500 (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)           -11.88    1.65
---------------------------------------------------------------------------------------
LIPPER LARGE CAP CORE FUNDS INDEX (REFLECTS NO DEDUCTION FOR TAXES)   -12.38    1.02
---------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1)     The Fund commenced operations on 6/30/98.

(2)     The Fund's fiscal year end is 10/31.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES(%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS
ASSETS)

--------------------------------------------------------------------------------
MANAGEMENT FEE                                                             0.40

DISTRIBUTION (RULE 12b-1) FEES                                             NONE

SHAREHOLDER SERVICE FEES                                                   0.25

OTHER EXPENSES(1)                                                      2,419.36
--------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                               2,420.01

FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                               (2,419.36)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                            1.00
--------------------------------------------------------------------------------

(1) "Other Expenses" are based on expenses incurred in the most recent fiscal on expenses incurred in the most recent fiscal year.on expenses incurred in the most recent fiscal

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the fund to the extent total operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.00% of its average daily net assets through 2/28/03.

EXAMPLE This example helps you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-     $10,000 initial investment,

-     5% return each year, and

- net expenses at 1.00% through 2/28/03, and 2.00% thereafter through 2/28/12.

The example is for comparison only; the actual return of the Select Class Shares and your actual cost may be higher or lower

                                       1 YEAR    3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
  YOUR COST($)

  (WITH OR WITHOUT REDEMPTION)            102        531        985     2,247
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 22-24.

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a concentrated portfolio of global equity securities.

THE FUND'S MAIN
INVESTMENT STRATEGY

The Fund invests in approximately fifty equity securities of primarily large and mid-cap companies located throughout the world. Using its global perspective, J.P. Morgan Investment Management Inc. (JPMIM), the Fund's adviser, uses the investment process described below to identify those equity securities which in its view have an exceptional return potential. Equity securities may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

Under normal conditions, the Fund invests in equity securities of at least 3 countries, including the United States, and in a variety of industries; the Fund is not constrained by geographic limits and will not concentrate in any one industry. The Fund may invest in both developed and emerging markets. The Fund may invest substantially in securities denominated in foreign currencies and actively seeks to enhance returns through managing currency exposure.

The Fund may change any of its investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

     -     THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
           OBJECTIVE.

     -     THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines research, valuation and stock selection.

Research findings allow the adviser to rank companies according to their relative value; combined with the adviser's qualitative view, the most attractive opportunities in a universe of 2,500 securities are identified.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's growth potential. The adviser produces valuation rankings of issuers with a market capitalization generally greater than $1.5 billion with the help of a variety of models that quantify its research team's findings.

Using research as the basis for investment decisions, adviser constructs a concentrated stock portfolio representing equity securities of companies which in their view have an exceptional return potential relative to other companies. The adviser's security selection focuses on highly rated undervalued companies which also meet certain other criteria, such as responsiveness to industry themes (e.g., consolidation/ restructuring), conviction in management, the company's product positioning, and catalysts that may positively affect its performance over the next 12 months.

The adviser actively manages the Fund's currency exposure in an effort to manage risk and enhance total return. The Fund has access to currency specialists to determine the extent and nature of its exposure to various foreign currencies.

      INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN
INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The value of your investment in the Fund will fluctuate in response to movements in global stock markets. Fund performance will also depend on the effectiveness of the adviser's research and stock picking decisions.

The Fund may invest in fewer stocks than other global equity funds. This concentration increases the risk of the Fund. With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than relevant market indices and other, more diversified mutual funds. Because the Fund holds a relatively small number of securities, a large movement in the price of a stock in the portfolio could have a larger impact on the Fund's share price than would occur if the Fund held more securities.

Because the Fund invests in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund may invest in mid-capitalization companies. The securities of these companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. These companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The Fund's investments may take the form of depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

WHO MAY WANT TO INVEST

      THE FUND IS DESIGNED FOR INVESTORS WHO:

      -     ARE PURSUING A LONG-TERM OBJECTIVE SUCH AS RETIREMENT

      - WANT TO ADD A GLOBAL INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

      - ARE WILLING TO ACCEPT THE ADDED RISKS OF A FUND THAT INVESTS IN A RELATIVELY SMALL NUMBER OF STOCKS

      THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

      -     REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

      -     ARE PURSUING A SHORT-TERM OBJECTIVE OR INVESTING EMERGENCY RESERVES

      -     ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING

      -     ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

      -     WANT A FUND THAT CONSISTENTLY FOCUSES ON PARTICULAR INDUSTRIES OR
            SECTORS

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance with respect to the Fund's Select Class Shares. The bar chart shows the performance of the Fund's Select Class Shares from year to year for the last three calendar years. This provides some indication of the risks of investing in the Fund. The table indicates some of the risks by showing how the Fund's average annual total returns for the past one year and for the life of the Fund. It compares the performance to the MSCI World Index. This is a widely recognized, unmanaged index that measures stock market performance worldwide using the share prices of approximately 1,600 companies listed on stock exchanges in 22 countries.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

                                    [CHART]

YEAR-BY-YEAR RETURNS(%)(1)(2)
--------------------------------------------------------------------------------
1999                                                                      45.36%
2000                                                                     -14.35%
2001                                                                     -20.32%
--------------------------------------------------------------------------------
BEST QUARTER                                                              24.48%
--------------------------------------------------------------------------------
                                                               4th quarter, 1999
--------------------------------------------------------------------------------
WORST QUARTER                                                            -16.66%
--------------------------------------------------------------------------------
                                                               1st quarter, 2001
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS(%)

Shows performance over time for periods ended December 31, 2001(1)(2)

                                                                               LIFE OF
                                                                      1 YEAR   THE FUND
---------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN BEFORE TAXES                            -20.32    -0.73
---------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES ON DISTRIBUTIONS            -20.48    -1.75
---------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES ON DISTRIBUTIONS
    AND SALE OF FUND SHARES                                           -12.38    -0.86
---------------------------------------------------------------------------------------
MSCI WORLD INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)  -11.88     1.65
---------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1 The Fund commenced operations on 5/29/98. Performance for the benchmark is from 5/31/98.

2     The fund's fiscal year end is 10/31.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES(%) (EXPENSES THAT ARE DEDUCTED
FROM SELECT CLASS ASSETS)

-------------------------------------------------------------------------------
  MANAGEMENT FEES                                                         1.25

  DISTRIBUTION (RULE 12b-1) FEES                                          NONE

  SHAREHOLDER SERVICE FEES                                                0.25
  OTHER EXPENSES(1)                                                       0.47
-------------------------------------------------------------------------------
  TOTAL OPERATING EXPENSES                                                1.97

  FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                 (0.47)
-------------------------------------------------------------------------------
  NET EXPENSES(2)                                                         1.50
-------------------------------------------------------------------------------

(1) "Other expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects an agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the fund to the extent total operating expenses (excluding interest, taxes, extraordinary expenses and other expenses related to the deferred compensation plan) exceed 1.50% Of the average daily net assets with respect to Select Class Shares through 2/28/05.

EXAMPLE This example helps you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-     $10,000 initial investment,

-     5% return each year, and

-     net expenses through 2/28/05 and total operating expenses thereafter.

This example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.

                                       1 YEAR    3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
  YOUR COST($)

  (WITH OR WITHOUT REDEMPTION)            153        474        924     2,175
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JPMorgan GLOBAL HEALTHCARE FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 22-24.

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a worldwide portfolio of equity securities in the healthcare sector.

THE FUND'S MAIN
INVESTMENT STRATEGY

The Fund invests primarily in equity securities of U.S. and foreign companies of all sizes that offer potential for high total return. Under normal circumstances, the Fund invests at least 80% of the value of its Assets in companies that derive at least 50% of their revenues from, or have 50% of their assets in, healthcare related businesses. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund will invest primarily in four subsectors: pharmaceuticals, biotechnology, medical technology, and healthcare services. These investments may include, for example, companies principally engaged in: the design, manufacture or sale of products or services used for, or in connection with, health care, medicine, and agricultural chemicals; research and development of pharmaceutical products and services; the manufacture and/or distribution of biotechnological and biomedical products, including devices, instruments and drug delivery systems; and the operation of healthcare facilities.

There are no prescribed limits on the weightings of securities in any particular subsector or in any individual company.

The Fund may invest in securities of companies from any geographical region, but intends to invest primarily in securities of companies in developed markets. The Fund may also invest, to a lesser extent, in emerging markets.

The Fund may invest substantially in securities denominated in foreign currencies and actively seeks to enhance returns through managing currency exposure. To the extent the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund also may hedge from one foreign currency to another, although emerging markets investments are typically unhedged.

Under normal market conditions, the Fund will remain fully invested. Using its global perspective, the Fund's adviser uses the investment process described below to identify those securities which in its view have an exceptional return potential.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

     -     THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
           OBJECTIVE.

     -     THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

Research findings allow the adviser to rank companies according to their relative value; combined with the adviser's qualitative view, the most attractive investment opportunities in the universe of healthcare stocks are identified.

The adviser takes an in-depth look at company prospects over a relatively long period--often as much as five years--rather than focusing on near-term expectations. This approach is designed to provide insight into a company's growth potential.

Using research as the basis for investment decisions, the adviser construct a portfolio representing companies in the healthcare sector, which in their view have an exceptional return potential relative to other companies in this sector. The adviser's stock selection criteria focus on highly rated U.S. and foreign companies which also meet certain other criteria, such as responsiveness to industry themes (e.g., consolidation/ restructuring), new drug development, conviction in management, the company's product pipeline, and catalysts that may positively affect a stock's performance over the next twelve months.

The adviser actively manages the Fund's currency exposure in an effort to manage risk and enhance total return. The Fund has access to the adviser's currency specialists to determine the extent and nature of its exposure to various foreign currencies.

      INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN
INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The value of your investment in the Fund will fluctuate in response to movements in the global stock markets. Fund performance also will depend on the effectiveness of the adviser's research and the management team's stock picking decisions.

With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than relevant market indices and other, more diversified mutual funds. Because the Fund holds a relatively small number of securities, a large movement in the price of a stock in the portfolio could have a larger impact on the Fund's share price than would occur if the Fund held more securities.

Because the Fund's investments are concentrated in the healthcare sector, the value of its shares will be affected by factors unique to this sector and may fluctuate more widely than that of a fund which invests in a broad range of industries. Healthcare companies are subject to government regulation and approval of their products and services, which can have a significant effect on their market price. The types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on the healthcare company's market value and/or share price. Biotechnology and related companies are affected by patent considerations, intense competition, rapid technology change and obsolescence, and regulatory requirements of various federal and state agencies. In addition, many of these companies are relatively small and may trade less frequently and have less publicly available information, may not yet offer products or offer a single product, and may have persistent losses during a new product's transition from development to production or erratic revenue patterns. The stock prices of these companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny.

Because the Fund invests in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to conver into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

WHO MAY WANT TO INVEST

      THE FUND IS DESIGNED FOR INVESTORS WHO:

      -     ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

      - WANT TO ADD A GLOBAL INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

      - ARE LOOKING FOR THE ADDED REWARDS AND ARE WILLING TO ACCEPT THE ADDED RISKS OF A FUND THAT INVESTS IN THE HEALTHCARE SECTOR

      THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

      -     REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

      -     ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

      -     ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING

      -     ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

      -     ARE UNCOMFORTABLE WITH THE FUND'S FOCUS ON THE HEALTHCARE SECTOR

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance with respect to the Fund's Select Class Shares. The bar chart shows the performance of the Fund's Select Class Shares over the past calendar year. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and for the life of the Fund. It compares that performance to the MSCI World Healthcare Index and the Lipper Health/Biotechnology Funds Index, widely recognized market benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

                                    [CHART]

YEAR-BY-YEAR RETURNS(%)(1)(2)
--------------------------------------------------------------------------------
2001                                                                     -13.48%
--------------------------------------------------------------------------------
BEST QUARTER                                                               1.91%
--------------------------------------------------------------------------------
                                                               2nd quarter, 2001
--------------------------------------------------------------------------------
WORST QUARTER                                                            -15.73%
--------------------------------------------------------------------------------
                                                               1st quarter, 2001
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS(%)

Shows performance over time for periods ended December 31, 2001(1)(2)

                                                                               LIFE
                                                                               OF
                                                                      1 YEAR   FUND(1)
---------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN BEFORE TAXES                            -13.48    -5.45
---------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES ON DISTRIBUTIONS            -13.71    -5.67
---------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES ON DISTRIBUTIONS
    AND SALE OF FUND SHARES                                            -8.21    -4.46
---------------------------------------------------------------------------------------
MSCI WORLD HEALTHCARE INDEX (REFLECTS NO DEDUCTION FOR FEES,
    EXPENSES OR TAXES)                                                -12.98    -4.60
---------------------------------------------------------------------------------------
LIPPER HEALTH/BIOTECHNOLOGY FUNDS INDEX(REFLECTS NO
    DEDUCTION FOR TAXES)                                              -10.46    -7.76
---------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1) The Fund commenced operations on 9/29/00. Performance for the benchmarks is from 9/30/00.

(2)   The Fund's fiscal year end is 10/31.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES(%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

--------------------------------------------------------------------------------
  MANAGEMENT FEES                                                          1.25

  DISTRIBUTION (RULE 12b-1) FEES                                           NONE

  SHAREHOLDER SERVICES FEE                                                 0.25
  OTHER EXPENSES(1)                                                        0.82
--------------------------------------------------------------------------------
  TOTAL OPERATING EXPENSES                                                 2.32

  FEE WAIVER AND EXPENSE REIMBURSEMENT(3)                                 (0.82)
--------------------------------------------------------------------------------
  NET EXPENSES(2)                                                          1.50
--------------------------------------------------------------------------------

(1) "Other expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects an agreement pursuant to which JPMorgan Chase Bank will reimburse the fund to the extent total operating expenses (excluding interest, taxes, extraordinary expenses and expenses relating to the deferred compensation plan) exceed 1.50% Of the Fund's average daily net assets with respect to Select Class Shares through 2/28/05.

EXAMPLE This example helps you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-     $10,000 initial investment,

-     5% return each year, and

-     net expenses through 2/28/05 and total operating expenses thereafter.

This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.

                                           1 YEAR  3 YEARS   5 YEARS  10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($) (WITH OR WITHOUT REDEMPTION)   153     474      1,002     2,452
--------------------------------------------------------------------------------

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Global 50 Fund and the Global Healthcare Fund are series of J.P. Morgan Series Trust, a Massachusetts business trust. The Focus Fund is a series of Mutual Fund Group, a Massachusetts business trust. The trusts are all governed by the same trustees. The trustees of each trust are responsible for overseeing all business activities.

THE FUNDS' INVESTMENT ADVISERS

J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser and makes the day-to-day investment decisions for the Global 50 and Global Healthcare Funds. JPMIM is located at 522 5th Avenue, New York, NY 10036.

J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)) is the investment adviser and makes the day-to-day investment decisions for the Focus Fund. JPMFAM
(USA) is located at 522 5th Avenue, New York, NY 10036.

JPMIM and JPMFAM (USA) are wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year, each adviser was paid management fees (net of waivers) as a percentage of average net assets as follows:

                                                           FISCAL
 FUND                                                      YEAR END        %
--------------------------------------------------------------------------------
 FOCUS FUND                                                10/31         0.40
--------------------------------------------------------------------------------
 GLOBAL 50 FUND                                            10/31         1.25
--------------------------------------------------------------------------------
 GLOBAL HEALTHCARE FUND                                    10/31         1.25
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

FOCUS FUND

The portfolio management team is led by Henry Cavanna, Managing Director of the adviser, and John Piccard, Vice President of the adviser. Mr. Cavanna has worked as a portfolio manager with JPMFAM (USA) or one of its affiliates since 1979. Mr. Piccard has been at JPMFAM (USA) or one of its affiliates since 2000 and is responsible for managing institutional equity portfolios. He previously worked for Mitchell Hutchins Asset Management, where he managed equity investment portfolios.

GLOBAL HEALTHCARE FUND

The portfolio management team is led by Andrew C. Cormie, Managing Director, who has been an international equity portfolio manager since 1977 and employed by JPMIM since 1984. Shawn Lytle, Vice President, who has been an international equity portfolio manager since 1998 and employed by JPMIM since 1992, and Bertrand Biragnet, Vice President, an international portfolio manager since joining JPMIM in 1996. Prior to joining JPMIM, Mr. Biragnet worked at the European Center for Particle Physics in Geneva and T. Hoare & Co. stockbrokers in London.

GLOBAL 50 FUND

The portfolio management team is led by Mr. Cormie and Mr. Lytle. Please see above for information regarding Mr. Cormie and Mr. Lytle.

THE FUNDS' ADMINISTRATOR

JPMorgan Chase Bank (Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services:

0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Funds have agreements with certain shareholder servicing agents (including JPMorgan Chase Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Select Class Shares of the Funds held by investors serviced by the shareholder servicing agent.

The advisers and/or distributor may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUNDS' DISTRIBUTOR

J.P. Morgan Fund Distributors Inc. (JPMFD) is the distributor for the Funds. It is a subsidiary of The BISYS Group Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You don't pay any sales charge (sometimes called a load) when you buy Select Class Shares in these Funds. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything the particular Fund owns, minus everything it owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange, each day the Funds receive orders. You'll pay the next NAV calculated after the JPMorgan Funds Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

You can buy shares in two ways:

THROUGH YOUR INVESTMENT
REPRESENTATIVE OR FINANCIAL SERVICE FIRM

Tell your representative or firm which Funds you want to buy and he or she will contact us. Your representative or firm may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives or firms charge a single fee that covers all services. Your representative or firm may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS
SERVICE CENTER

Call 1-800-348-4782

Or

Complete the application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

The JPMorgan Funds Service Center accepts purchase orders on any business day that the New York Stock Exchange is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock Exchange, we will process your order at that day's price. All purchases of Select Class Shares must be paid by 4:00 p.m. Eastern time on the settlement date or the order will be canceled. Any funds received in connection with late orders will be invested on the following business day.

You must provide a Taxpayer Identification Number when you open an account. Each Fund has the right to refuse any purchase order or to cease offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. You cannot sell your shares until your check has cleared, which could take more than 15 calendar days after such shares were purchased. If you buy through an Automated Clearing House, you can not sell your shares until the payment clears. This could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be canceled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the settlement date.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays.

MINIMUM INVESTMENTS

Investors must buy a minimum of $1,000,000 worth of Select Class Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Select Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment may be less for certain investors. Current shareholders of Select Class Shares who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Class Shares of this and other Funds without regard to this minimum.

SELLING FUND SHARES

When you sell your shares you'll receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must receive your request before the close of regular trading on the New York Stock Exchange.

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. We will not accept an order to sell shares if the Fund has not collected your payment for the shares. Federal law allows the Funds to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a survivng joint owner before selling the shares.

You may sell shares in two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM

Tell your representative or firm which Funds you want to sell. They'll send all necessary documents to the JPMorgan Funds Service Center.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire.

REDEMPTIONS-IN-KIND

Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES

You can exchange your Select Class Shares for shares of the same class in certain other JPMorgan Funds. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Funds you want to buy before making an exchange. Call 1-800-348-4782 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information (SAI) to find out more about the exchange privilege.

EXCHANGING BY PHONE

You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Funds Service Center or your investment representative.

OTHER INFORMATION
CONCERNING THE FUNDS

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the investment minimum noted above for 30 days as a result of selling shares. We'll give you 60 days' notice before closing your account. This restriction does not apply to shareholders who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

Please write to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

Each Fund may issue multiple classes of shares. This prospectus relates only to Select Class Shares of the Funds. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Funds declare and pay any net investment income and net capital gain at least annually. You have three options for your distributions. You may:

-     reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

The Global 50 Fund, Global Healthcare Fund and Focus Fund expect that their distributions will consist primarily of capital gains.

Investment income received by the Global Healthcare and Global 50 Funds from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of Global Healthcare and Global 50 Funds' assets at the close of their taxable year will be in securities of foreign corporations, such Funds may elect to "pass through" to their shareholders the foreign taxes that they paid.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax adviser to see how investing in a Fund will affect your own tax situation.

RISK AND REWARD ELEMENTS

This table identifies the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help the Funds manage risk.

-----------------------------------------------------------------------------------------------------------------------------
POTENTIAL RISKS                           POTENTIAL REWARDS                          POLICIES TO BALANCE RISK AND REWARD
-----------------------------------------------------------------------------------------------------------------------------
FOREIGN AND OTHER MARKET CONDITIONS
-    Each Fund's share price and          -    Stocks have generally                 -    Under normal circumstances each
     performance will fluctuate in             outperformed more stable                   Fund plans to remain fully
     response to stock market                  investments (such as bonds and             invested in accordance with its
     movements                                 cash equivalents) over the long            policies. Equity investments may
-    A Fund could lose money because           term                                       include common stocks,
     of foreign government actions,       -    Foreign investments, which                 convertible securities,
     political instability, or lack            represent a major portion of the           preferred stocks, depositary
     of adequate and/or accurate               world's securities, offer                  receipts (such as ADRs and
     information                               attractive potential performance           EDRs), trust or partnership
-    Investment risks tend to be               and opportunities for                      interests, warrants, rights, and
     higher in emerging markets.               diversification                            investment company securities
     These markets also present           -    Emerging markets can offer            -    During severe market downturns,
     higher liquidity and valuation            higher returns                             each Fund has the option of
     risks                                -    These same stocks could                    investing up to 100% of assets
-    The Focus Fund and the Global             outperform the general market              in high quality short-term
     Healthcare Fund are                       and provide greater returns than           instruments
     non-diversified which means that          more diversified funds
     a relatively high percentage of
     the Fund's assets may be
     invested in a limited number of
     issuers; therefore, its
     performance may be more
     vulnerable to changes in the
     market value of a single issuer
     or a group of issuers.
-    Each Fund invests in a
     relatively small number of
     stocks. If these stocks
     underperform the general market,
     the Fund could underperform more
     diversified funds
-    Adverse market conditions may
     from time to time cause each
     Fund to take temporary defensive
     positions that are inconsistent
     with its principal investment
     strategies and may hinder each
     Fund from achieving its
     investment objective

FOREIGN INVESTMENTS
-    Currency exchange rate movements     -    Favorable exchange rate                  -    The Global 50 Fund and the
     could reduce gains or create              movements could generate gains                Global Healthcare Fund actively
     losses                                    or reduce losses                              manage the currency exposure of
-    A Fund could lose money because      -    Foreign investments, which                    their foreign investments
     of foreign government actions,            represent a major portion of the              relative to their benchmark, and
     political instability or lack of          world's securities, offer                     may hedge back into the U.S.
     adequate and accurate                     attractive potential performance              dollar from time to time (see
     information                               and opportunities for                         also "Derivatives")
-    Investment risks tend to be               diversification
     higher in emerging markets.          -    Emerging markets can offer
     These markets also present                higher returns
     higher liquidity and valuation
     risks

-----------------------------------------------------------------------------------------------------------------------------
POTENTIAL RISKS                           POTENTIAL REWARDS                          POLICIES TO BALANCE RISK AND REWARD
-----------------------------------------------------------------------------------------------------------------------------
MANAGEMENT CHOICES
-    A Fund could underperform its        -    A Fund could outperform its      -    The advisers focus their active
     benchmark due to its securities           benchmark due to these same           management on securities
     and asset allocation choices              choices                               selection, the area where they
                                                                                     believe their commitment to
                                                                                     research can most enhance
                                                                                     returns
FOREIGN CURRENCIES
-    Currency exchange rate movements     -    Favorable exchange rate          -    The Global 50 Fund and the
     could reduce gains or create              movements could generate gains        Global Healthcare Fund actively
     losses                                    or reduce losses                      manage the currency exposure of
-    Currency risks tend to be higher                                                their foreign investments and
     in emerging markets                                                             may hedge a portion of their
                                                                                     foreign currency exposure into
                                                                                     the U.S. dollar or other
                                                                                     currencies which the advisor
                                                                                     deems more attractive (see also
                                                                                     "Derivatives")

SECURITIES LENDING
 -   When each Fund lends a security,     -    Each Fund may enhance income     -    The advisers maintain a list of
     there is a risk that the loaned           through the investment of the         approved borrowers
     securities may not be returned            collateral received from the     -    Each Fund receives collateral
     if the borrower defaults                  borrower                              equal to at least 100% of the
 -   The collateral will be subject                                                  current value of securities
     to the risks of the securities                                                  loaned plus accrued interest
     in which it is invested                                                    -    The lending agents indemnify the
                                                                                     Fund against borrower default
                                                                                -    The advisers' collateral
                                                                                     investment guidelines limit the
                                                                                     quality and duration of
                                                                                     collateral investment to
                                                                                     minimize losses
                                                                                -    Upon recall, the borrower must
                                                                                     return the securities loaned
                                                                                     within the normal settlement
                                                                                     period
DERIVATIVES
-    Derivatives such as futures,         -    Hedges that correlate well with  -    Each Fund uses derivatives, such
     options, swaps, and forward               underlying positions can reduce       as futures, options, swaps, and
     foreign currency contracts(1)             or eliminate losses at low cost       forward foreign currency
     that are used for hedging the        -    A Fund could make money and           contracts, for hedging and for
     portfolio or specific securities          protect against losses if the         risk management (i.e., to
     may not fully offset the                  investment analysis proves            establish or adjust exposure to
     underlying positions and this             correct                               particular securities, markets
     could result in losses to a Fund     -    Derivatives that involve              or currencies). The Focus Fund
     that would not have otherwise             leverage could generate               also uses derivatives to
     occurred                                  substantial gains at low cost         increase the Fund's income
-    Derivatives used for risk                                                  -    Each Fund only establishes
     management may not have the                                                     hedges that it expects will be
     intended effects and may result                                                 highly correlated with
     in losses or missed                                                             underlying positions
     opportunities
-    The counterparty to a
     derivatives contract could
     default
-    Derivatives that involve
     leverage could magnify losses
-    Certain types of derivatives
     involve costs to a Fund which
     can reduce returns

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

-----------------------------------------------------------------------------------------------------------------------------
POTENTIAL RISKS                           POTENTIAL REWARDS                          POLICIES TO BALANCE RISK AND REWARD
-----------------------------------------------------------------------------------------------------------------------------
DERIVATIVES (CONTINUED)
-    Derivatives may, for tax
     purposes, affect the character
     of gain and loss realized by a
     Fund, accelerate recognition of
     income to a Fund, affect the
     holding period of a Fund's
     assets and defer recognition of
     certain of a Fund's losses

ILLIQUID HOLDINGS
-    Each Fund could have difficulty      -    These holdings may offer more    -    The Funds may not invest more
     valuing these holdings precisely          attractive yields or potential        than 15% of net assets in
-    Each Fund could be unable to              growth than comparable widely         illiquid holdings
     sell these holdings at the time           traded securities                -    To maintain adequate liquidity
     or price it desires                                                             to meet redemptions, each Fund
                                                                                     may hold high quality short-term
                                                                                     instruments (including
                                                                                     repurchase agreements and
                                                                                     reverse repurchase agreements)
                                                                                     and for temporary or
                                                                                     extraordinary purposes, may
                                                                                     borrow from banks up to 33 1/3%
                                                                                     of the value of its total assets

WHEN-ISSUED AND DELAYED
    DELIVERY SECURITIES
-    When a Fund buys securities          -    Each Fund can take advantage of  -   Each Fund uses segregated
     before issue or for delayed               attractive transaction               accounts to offset leverage risk
     delivery, it could be exposed to          opportunities
     leverage risk if it does not use
     segregated accounts

SHORT-TERM TRADING
 -   Increased trading could raise        -    Each Fund could realize gains in -    The Funds generally avoid
     each Fund's brokerage and                 a short period of time                short-term trading, except to
     related costs                        -    Each Fund could protect against       take advantage of attractive or
 -   Increased short-term capital              losses if a stock is overvalued       unexpected opportunities or to
     gains distributions could raise           and its value later falls             meet demands generated by
     shareholders' income tax                                                        shareholder activity
     liability
                                                                                -    The Funds' portfolio turnover
                                                                                     rates for the most recent fiscal
                                                                                     year are listed below:

                                                                                     Focus Fund: 147%
                                                                                     Global 50 Fund: 126%
                                                                                     Global Healthcare Fund: 57%

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which are available upon request.

JPMORGAN FOCUS FUND(1)

                                                                                    YEAR ENDED                            6/30/98(2)
                                                           ----------------------------------------------------------       THROUGH
PER SHARE OPERATING PERFORMANCE                                  10/31/01              10/31/00              10/31/99      10/31/98
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $         9.98        $         9.86        $         9.40    $    10.00
   Income from investment operations:
      Net investment income (loss)                              (0.04)(3)                (0.03)               0.03(3)          0.02
      Net gains or losses in securities (both realized
      and unrealized)                                              (3.88)                  0.15                  0.45         (0.62)
                                                           --------------        --------------        --------------    ----------
      Total from investment operations                             (3.92)                  0.12                  0.48         (0.60)
   Distributions to shareholders from:
      Dividends from net investment income                             --                    --                  0.02            --
      Distributions from capital gains                                 --                    --                    --            --
                                                           --------------        --------------        --------------    ----------
      Total dividends and distributions                                --                    --                  0.02            --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $         6.06        $         9.98        $         9.86    $      9.40
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                     (39.28%)                 1.22%                 5.05%     (6.00%)(7)
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
   Net assets, end of period (in millions)                 $        --(4)                 --(4)        $        --(4)    $     --(4)
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------------------
   Expenses(5)                                                      1.00%                 1.00%                 1.00%          1.00%
-----------------------------------------------------------------------------------------------------------------------------------
   Net investment income(5)                                       (0.51%)               (0.44%)                 0.33%          0.78%
-----------------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and
   earnings credits(5)                                       2,420.01%(6)          1,500.37%(6)           1007.71%(6)          1.80%
-----------------------------------------------------------------------------------------------------------------------------------
   Net investment income without waivers, reimbursements
   and earnings credits(5)                                 (2,419.52%)(6)        (1,499.81%)(6)         (1006.38%)(6)        (0.02%)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                                           147%                  124%                  173%         33%(7)
-----------------------------------------------------------------------------------------------------------------------------------

(1)   Formerly Chase Vista Focus Fund: Institutional Class Shares.

(2)   Commencement of operations.
(3)   Calculated based upon average shares outstanding.
(4)   Amounts round to less than one million.
(5)   Short periods have been annualized.
(6) Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.
(7)   Not annualized

JPMORGAN GLOBAL 50 FUND

                                                                                     YEAR ENDED
                                                                         -----------------------------------
PER SHARE OPERATING PERFORMANCE                                          10/31/01       10/31/00    10/31/99
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $  18.37       $ 18.06    $   13.36
------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                               0.04(1)          0.16         0.06
      Net gains or losses in securities (both realized and unrealized)     (5.00)          0.73         4.64
                                                                         --------       -------    ---------
      Total from investment operations                                      4.96)          0.89         4.70
   Distributions to shareholders from:
      Dividends from net investment income                                   0.30          0.22           --
      Distributions from capital gains                                       1.09          0.36           --
                                                                         --------       -------    ---------
      Total dividends and distributions                                      1.39          0.58           --
------------------------------------------------------------------------------------------------------------
      Net asset value, end of period                                     $  12.02       $ 18.37    $   18.06
------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                             (28.91%)         4.64%       35.18%
============================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                  $     67       $   158    $     101
------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
------------------------------------------------------------------------------------------------------------
   Expenses                                                                 1.50%         1.50%        1.50%
------------------------------------------------------------------------------------------------------------
   Net investment income                                                    0.25%         0.57%        0.28%
------------------------------------------------------------------------------------------------------------
   Expenses without reimbursements                                          1.89%         1.80%        1.97%
------------------------------------------------------------------------------------------------------------
   Net investment income without reimbursements                            (0.14%)        0.27%      (0.19%)
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(2)                                                   126%          101%          84%
------------------------------------------------------------------------------------------------------------

(1)   Calculated based upon average shares outstanding.
(2)   Not annualized

JPMORGAN GLOBAL HEALTHCARE FUND

                                                                             YEAR      9/29/00(1)
                                                                            ENDED       THROUGH
PER SHARE OPERATING PERFORMANCE                                          10/31/01       10/31/00
------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $  15.11       $  15.00
------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income (loss)                                      (0.03)(2)           0.03
      Net gains or losses in securities (both realized and unrealized)     (1.26)           0.08
                                                                        ---------       --------
   Total from investment operations                                        (1.29)           0.11
   Distributions to shareholders from:
      Dividends from net investment income                                   0.01             --
      Distributions from capital gains                                         --             --
                                                                        ---------       --------
      Total dividends and distributions                                      0.01             --
------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $  13.81       $  15.11
------------------------------------------------------------------------------------------------
TOTAL RETURN                                                              (8.55%)       0.73%(4)
================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                  $     31       $     36
------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
------------------------------------------------------------------------------------------------
   Expenses(3)                                                              1.50%          1.50%
------------------------------------------------------------------------------------------------
   Net investment income(3)                                               (0.20%)          1.02%
------------------------------------------------------------------------------------------------
   Expenses without reimbursements(3)                                       2.24%          4.52%
------------------------------------------------------------------------------------------------
   Net investment income without reimbursements(3)                        (0.94%)        (2.00%)
------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                                                    57%          3%(4)
------------------------------------------------------------------------------------------------

(1)   Commencement of operations.

(2)   Based upon average shares outstanding.

(3)   Short periods have been annualized.
(4)   Not annualized

                      This page intentionally left blank.

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds, the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL
INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC
Washington, DC 20549-0102.
1-202-942-8090
E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

                       JPMorgan Funds Fulfillment Center
                               393 Manley Street
                        West Bridgewater, MA 02379-1039

 The Funds' Investment Company registration number is 811-7795, except JPMorgan
   Focus Fund which is 811-5151. (C) J.P. Morgan Chase & Co. All Rights
                     Reserved February 2002

                                                                  PR-SPECS-302X

                                                    PROSPECTUS FEBRUARY 28, 2002

JPMORGAN TAX AWARE FUNDS

CLASS A, CLASS B AND CLASS C SHARES

FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND

TAX AWARE ENHANCED INCOME FUND (CLASS A)

TAX AWARE SMALL COMPANY OPPORTUNITIES FUND

TAX AWARE U.S. EQUITY FUND

                                        THE SECURITIES AND EXCHANGE
                                        COMMISSION HAS NOT APPROVED OR
                                        DISAPPROVED OF THESE SECURITIES OR
                                        DETERMINED IF THIS PROSPECTUS IS
                                        TRUTHFUL OR COMPLETE. ANY
                                        REPRESENTATION TO THE CONTRARY
                                        IS A CRIMINAL OFFENSE.

                                   [JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS

Fleming Tax Aware International Opportunities Fund          1

Tax Aware Enhanced Income Fund                              6

Tax Aware Small Company Opportunities Fund                 13

Tax Aware U.S. Equity Fund                                 20

Tax Aware Investing                                        27

The Funds' Management and Administration                   28

How Your Account Works                                     30

   Know Which Classes to Buy                               30

   About Sales Charges                                     30

   Total Sales Charges                                     30

   Buying Fund Shares                                      32

   Selling Fund Shares                                     33

   Exchanging Fund Shares                                  34

   Other Information Concerning the Funds                  35

   Distributions and Taxes                                 35

Shareholder Services                                       37

Investments -- Tax Aware Enhanced Income Fund              38

Risk and Reward Elements                                   40

Financial Highlights                                       44

How to Reach Us                                    Back cover

           JPMORGAN FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's main risks, please see pages 40-43.

THE FUND'S OBJECTIVE
The Fund seeks to provide high after-tax total return by investing in equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund's assets are invested primarily in equity securities of companies from developed countries other than the U.S., including Australia, Canada, Japan, New Zealand, the United Kingdom and most of the countries of western Europe. The Fund's assets also may be invested, to a limited extent, in equity securities of companies from emerging markets.

The Fund focuses on individual equity selection, emphasizing those equity securities that are ranked as undervalued according to the proprietary research of the Fund's adviser. The Fund is not constrained by capitalization, style or geographic limits and will be broadly diversified across industries. The Fund's country allocations and sector weightings may differ significantly from those of the Morgan Stanley Capital International (MSCI) All Country World (Free) Index (ex-U.S.), the Fund's benchmark. The Fund will invest substantially in securities denominated in foreign currencies and will actively seek to enhance returns where appropriate through managing currency exposure. Equity securities may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund seeks to reduce, but not eliminate, the taxes incurred by shareholders in connection with the Fund's investment income and realized capital gains. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting tax liability. This strategy often includes minimizing the sale of securities with large accumulated capital gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income.

To protect against price declines in securities holdings with large accumulated capital gains, the Fund may use various hedging techniques (such as purchasing put options). By using these techniques rather than selling appreciated securities, the Fund seeks to reduce its exposure to price declines in the securities without realizing substantial gains under current tax law.

The Fund is managed in a tax-sensitive manner developed by its adviser.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.
- THE FUND MAY TRADE SECURITIES ACTIVELY, WHICH COULD INCREASE TRANSACTION COSTS (AND LOWER PERFORMANCE) AND INCREASE YOUR TAXABLE DIVIDENDS.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser selects securities for the Fund's portfolio using its own investment process to determine which companies are most likely to provide high total return to shareholders. The adviser chooses the most attractive securities in each sector and builds the portfolio bottom up. Stocks in each industry are ranked with the help of fundamental valuations, then selected for investment. The adviser may adjust currency exposure to manage risks and enhance returns.

The adviser's investment process focuses on allocating assets by selecting securities and managing currency exposure. The Fund largely avoids using sector or market-timing strategies.

Through its extensive global equity research and analytical systems, the adviser seeks to generate an information advantage. Using fundamental analysis as well as macro-economic models, the adviser develops proprietary research on countries, companies and currencies.

In these processes, the analysts focus on a relatively long period rather than on near-term expectations alone.

The adviser buys and sells securities, using the research and valuation rankings as well as its assessment of other factors, including:

- catalysts that could trigger a change in a stock's price;

- potential reward compared to potential risk; and

- temporary mispricing caused by market overreactions

    INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of your investment in the Fund will fluctuate in response to movements in international stock markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in U.S. markets. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations.

In general, international investing involves higher risks than investing in U.S. markets, but offers attractive opportunities for diversification. Foreign markets tend to be more volatile than those of the U.S., and changes in currency exchange rates could reduce the Fund's performance. These risks are higher in emerging markets. To the extent that the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. However, the Fund does not typically use this strategy for its emerging markets currency exposure.

The Fund's tax aware strategies may reduce your taxable income but will not eliminate it. Maximizing after-tax returns may require trade-offs that reduce pre-tax returns.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
- ARE INDIVIDUALS THAT COULD BENEFIT FROM A STRATEGY THAT PURSUES RETURNS FROM AN AFTER-TAX PERSPECTIVE
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES
- ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA
- ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

THE FUND'S PAST PERFORMANCE(1)

The Fund was recently organized on 4/30/01 and therefore has no reportable performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund's Class A, B and C Shares, and, for comparison purposes, the performance of an appropriate broad-based index will also be included in the prospectus. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

ESTIMATED INVESTOR EXPENSES FOR CLASS A, B AND C SHARES
The estimated expenses of Class A, B and C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ESTIMATED SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

                                                   CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
------------------------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY
 SHARES, SHOWN AS % OF THE OFFERING PRICE*              5.75%             NONE              NONE
------------------------------------------------------------------------------------------------------
 MAXIMUM DEFERRED SALES CHARGE (LOAD)
 SHOWN AS LOWER OF ORIGINAL PURCHASE PRICE
 OR REDEMPTION PROCEEDS                                 NONE              5.00%             1.00%
------------------------------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, B AND C ASSETS)

                                                   CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
------------------------------------------------------------------------------------------------------
 MANAGEMENT FEES                                        0.85              0.85              0.85
 DISTRIBUTION (RULE 12b-1) FEES                         0.25              0.75              0.75
 SHAREHOLDER SERVICE FEES                               0.25              0.25              0.25
 OTHER EXPENSES(2)                                      1.45              1.45              1.45
------------------------------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                               2.80              3.30              3.30
 FEE WAIVER AND EXPENSE REIMBURSEMENT(3)               (1.00)            (1.00)            (1.00)
------------------------------------------------------------------------------------------------------
 NET EXPENSES(3)                                        1.80              2.30              2.30
------------------------------------------------------------------------------------------------------

(1) THE FUND'S FISCAL YEAR END IS 10/31.

(2) "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.

(3) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, CLASS B AND CLASS C SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.80%, 2.30% AND 2.30%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS THROUGH 2/28/03.

EXAMPLE The example below is intended to help you compare the cost of investing in the Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 2/28/03 and total operating expenses thereafter.

The example is for comparison only; the actual returns of the Class A, B and C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

                                                       1 YEAR      3 YEARS
----------------------------------------------------------------------------
 CLASS A SHARES* ($)                                   747         1,304
----------------------------------------------------------------------------
 CLASS B SHARES** ($)                                  733         1,222
----------------------------------------------------------------------------
 CLASS C SHARES** ($)                                  333           922
----------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:

                                                       1 YEAR      3 YEARS
----------------------------------------------------------------------------
 CLASS B SHARES ($)                                    233         922
----------------------------------------------------------------------------
 CLASS C SHARES ($)                                    233         922
----------------------------------------------------------------------------

*  ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

                     JPMORGAN TAX AWARE ENHANCED INCOME FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 38-43.

THE FUND'S OBJECTIVE
The Fund's goal is to provide high after tax current income consistent with principal preservation.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests in municipal securities that the adviser, J.P. Morgan Investment Management Inc. (JPMIM), believes have the potential to provide high current income that is free from federal income tax. The Fund also may invest in taxable fixed income securities, including U.S. government and agency securities, domestic and foreign corporate bonds, asset-backed and mortgage-related securities, and money market instruments, that the adviser believes have the potential to provide high after tax current income. These securities may be of any maturity, but under normal market conditions the Fund's duration will range between three and eighteen months. The Fund may use interest rate swaps, futures contracts and options to help manage duration.

The Fund is designed to provide a high level of after tax current income, price stability and liquidity. The Fund's strategy may therefore include purchasing both municipal obligations that are exempt from federal income tax as well as taxable securities, depending on which opportunity the adviser determines will generate the highest after tax income (although the Fund intends to invest at least 50% of its assets in tax exempt securities). It seeks to capitalize on fundamental and technical opportunities in the fixed income markets to enhance return.

Up to 25% of the Fund's total assets may be invested in foreign securities. All of the securities purchased by the Fund must be rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Investor's Service Inc. (Fitch), or the equivalent by another national rating organization, or unrated but are deemed by the adviser to be of comparable quality, at the time of purchase, including at least 75% in securities rated A or better.

The Fund seeks to reduce, but not eliminate, the taxes incurred by shareholders in connection with the Fund's investment income and realized capital gains. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting tax liability. This strategy often includes minimizing the sale of securities with large accumulated capital gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval).

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
The adviser seeks to generate an information advantage through the depth of its global fixed-income research and the sophistication of its analytical systems. Using a team-oriented approach, the adviser seeks to gain insights in a broad range of distinct areas and takes positions in many different areas, helping the Fund to limit exposure to concentrated sources of risk.

In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for selecting portfolio securities, and duration management.

SECTOR ALLOCATION. The sector allocation team meets regularly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

SECURITY SELECTION. Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's goal and strategy.

DURATION MANAGEMENT. Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, the adviser establishes the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively short, between three and eighteen months. The adviser closely monitors the Fund and makes tactical adjustments as necessary.

    INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund's income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

Although any rise in interest rates is likely to cause a fall in the price of fixed income securities, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income and, during periods of declining interest rates, may offer lower total returns than funds with longer durations. Because of the sensitivity of the Fund's asset-backed and mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities. The Fund's asset-backed and mortgage related investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default.

The Fund may use interest rate swaps, futures contracts and options to help manage duration.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

The Fund's tax aware strategies may reduce your taxable income but will not eliminate it.

Maximizing after-tax income may require trade-offs that reduce pre-tax income. To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE IN A HIGH TAX BRACKET AND WANT TO ADD A TAX SENSITIVE INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF LONGER DURATION BOND FUNDS
- WANT TO EMPHASIZE AFTER TAX RETURN
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
- ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA
- ARE IN A LOW TAX BRACKET

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows the performance of the Fund's Select Class Shares for the last two calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the Merrill Lynch 3-Month U.S. Treasury Bill Index, an unmanaged index that tracks the performance of the 3-month U.S. Treasury market, and the Lipper Short-Intermediate Investment Grade Funds Average, a widely recognized market benchmark.

The performance figures in the bar chart do not reflect a front end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance in the table for the Class A Shares reflects the deduction of the maximum front end sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART OF YEAR-BY-YEAR TOTAL RETURN]

YEAR-BY-YEAR TOTAL RETURN*,(1)

2000            4.91%
2001            4.41%

 BEST QUARTER                 1.67%
                 4th quarter, 2000
 WORST QUARTER                0.47%
                 4th quarter, 2001

* THE FUND'S PERFORMANCE IN THE TABLE FOR THE PERIOD BEFORE CLASS A WAS LAUNCHED ON 11/30/01 AND THE FUND'S PERFORMANCE IN THE BAR CHART ARE BASED ON THE PERFORMANCE OF THE SELECT CLASS SHARES OF THE FUND. DURING THESE PERIODS, THE ACTUAL RETURNS OF CLASS A SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS A SHARES HAVE HIGHER EXPENSES THAN SELECT CLASS SHARES.

(1) THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2001*, (1)

                                                   PAST (1) YEAR    LIFE OF FUND
---------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN BEFORE TAXES                  2.85            3.64
---------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN AFTER TAXES ON
 DISTRIBUTIONS                                          2.56            3.35
---------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN AFTER TAXES ON
 DISTRIBUTIONS AND SALE OF FUND SHARES                  2.79            3.39
---------------------------------------------------------------------------------
 MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX
 (REFLECTS NO DEDUCTION FOR FEES, EXPENSES
 OR TAXES)                                              4.42            5.25
---------------------------------------------------------------------------------
 LIPPER SHORT-INTERMEDIATE
 INVESTMENT GRADE FUNDS AVERAGE (REFLECTS NO
 DEDUCTION FOR TAXES)                                   7.21            5.99
---------------------------------------------------------------------------------

The after-tax returns are shown for only the Class A Shares, and not other classes offered by this prospectus and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   SEE FOOTNOTE ON PREVIOUS PAGE.

(1) THE FUND COMMENCED OPERATIONS ON 4/16/99. PERFORMANCE FOR THE BENCHMARKS IS AS OF 4/30/99.

ESTIMATED INVESTOR EXPENSES FOR CLASS A SHARES
The estimated expenses of Class A Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
 SHOWN AS % OF THE OFFERING PRICE*                            1.50%
------------------------------------------------------------------------------
 MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS LOWER OF
 ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS               NONE
------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A ASSETS)

 MANAGEMENT FEES                                              0.25
 DISTRIBUTION (RULE 12b-1) FEES                               0.25
 SHAREHOLDER SERVICE FEES                                     0.25
 OTHER EXPENSES(1)                                            0.43
------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                     1.18
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                     (0.43)
------------------------------------------------------------------
 NET EXPENSES(2)                                              0.75
------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
    YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES TO REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES (WHICH EXCLUDE INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.75% OF AVERAGE DAILY NET ASSETS FOR CLASS A SHARES THROUGH 2/28/03.

EXAMPLE The example below is intended to help you compare the cost of investing in Class A Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 2/28/03 and total operating expenses thereafter.

The example is for comparison only; the actual returns of the Class A Shares and your actual costs may be higher or lower.

                                1 YEAR     3 YEARS     5 YEAR      10 YEAR
----------------------------------------------------------------------------
 YOUR COST* ($)
 (WITH OR WITHOUT REDEMPTION)   225        477         748         1,523
----------------------------------------------------------------------------

* ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

               JPMORGAN TAX AWARE SMALL COMPANY OPPORTUNITIES FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 40-43.

THE FUND'S OBJECTIVE
The Fund's goal is to seek to provide high after tax total return from a portfolio of small company growth stocks.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in small U.S. companies whose market capitalization is greater than $125 million and less than $2.0 billion when purchased. "Assets" means net assets, plus the amount of borrowings for investment purposes. While the Fund holds stocks in many industries to reduce the impact of poor performance in any one sector, it tends to emphasize industries with higher growth potential and does not track the sector weightings of the overall small company stock market. Equity securities may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

In searching for companies, the Fund's adviser, J.P. Morgan Investment Management Inc. (JPMIM), combines the investment process described below with a growth-oriented approach that focuses on each company's business strategies and its competitive environment. The Fund seeks to buy stocks when they are undervalued or fairly valued and are poised for long-term growth. Stocks become candidates for sale when they appear overvalued or when the company is no longer a small-cap company, but the Fund may also continue to hold them if it believes further substantial growth is possible or to shield the Fund from tax liabilities.

The Fund seeks to reduce, but not eliminate, the taxes incurred by shareholders in connection with the Fund's investment income and realized capital gains. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting tax liability. This strategy often includes minimizing the sale of securities with large accumulated capital gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection.

RESEARCH. The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential. The adviser's in-house research is developed by an extensive worldwide network.

VALUATION. The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

STOCK SELECTION. The Fund buys and sells stocks using the research and valuation rankings as a basis. In general, the adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the Fund's adviser often considers a number of other criteria:

- catalysts that could trigger a rise in a stock's price
- high potential reward compared to potential risk
- temporary mispricings caused by market overreactions.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     - ARE INDIVIDUALS WHO COULD BENEFIT FROM A STRATEGY THAT PURSUES RETURNS FROM AN AFTER-TAX PERSPECTIVE
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES
     - ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of your investment in the Fund will fluctuate in response to movements in the stock markets. Fund performance also will depend on the effectiveness of the research and the adviser's stock picking decisions.

Small-cap stocks have historically offered higher long-term growth than medium- or large-cap stocks, and have also involved higher risks. Because the assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group. Because the Fund seeks to outperform the Russell 2000(R) Growth Index while not tracking its industry weightings, investors should expect higher volatility compared to this index or more conservatively managed small-cap funds.

The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. Maximizing after-tax returns may require trade-offs that reduce pre-tax returns.

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows the performance of the Fund's Select Class Shares for the past calendar year. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past year and the life of the Fund. It compares that performance to the S&P 500 Index and the Russell 2000(R) Growth Index, widely recognized market benchmarks.

The performance figures in the bar chart do not reflect a front end sales load, which is assessed on Class A Shares or a contingent deferred sales load, which is assessed on Class B and C Shares. If the loads were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front end sales load and the performance figures in the table for Class B and C Shares reflect the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART OF TOTAL RETURN]

TOTAL RETURN*,(1)

2001             -27.00%

----------------------------------
BEST QUARTER                 28.06%
                 4th quarter, 2001
WORST QUARTER               -33.66%
                 3rd quarter, 2001
----------------------------------

* THE FUND'S PERFORMANCE IN THE TABLE FOR THE PERIOD BEFORE CLASSES A, B AND C WERE LAUNCHED ON 4/16/01 AND THE FUND'S PERFORMANCE IN THE BAR CHART ARE BASED ON THE PERFORMANCE OF SELECT CLASS SHARES OF THE FUND. DURING THESE PERIODS, THE ACTUAL RETURNS OF CLASS A, B AND C SHARES WOULD HAVE BEEN LOWER THAN THOSE SHOWN BECAUSE CLASS A, B AND C SHARES HAVE HIGHER EXPENSES THAN THE SELECT CLASS SHARES.

(1) THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2001*, (1)

                                                      PAST 1 YEAR  LIFE OF FUND
 CLASS A SHARES -- RETURN BEFORE TAXES                   -31.41       -22.96
--------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN AFTER TAXES ON
 DISTRIBUTIONS                                           -31.41       -22.96
--------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN AFTER TAXES ON
 DISTRIBUTIONS AND SALE OF FUND SHARES                   -19.13       -18.34
--------------------------------------------------------------------------------
 CLASS B SHARES -- RETURN BEFORE TAXES                   -30.76       -21.45
--------------------------------------------------------------------------------
 CLASS C SHARES -- RETURN BEFORE TAXES                   -28.27       -18.79
--------------------------------------------------------------------------------
 S&P 500 INDEX (REFLECTS NO DEDUCTION FOR FEES,
 EXPENSES OR TAXES)                                      -11.88       -11.88
--------------------------------------------------------------------------------
 RUSSELL 2000(R) GROWTH INDEX (REFLECTS NO DEDUCTION
 FOR FEES, EXPENSES OR TAXES)                             -9.23        -9.23
--------------------------------------------------------------------------------

The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   SEE FOOTNOTE ON PREVIOUS PAGE.
(1) THE FUND COMMENCED OPERATIONS 12/12/00. THE PERFORMANCE FOR THE BENCHMARKS IS AS OF 12/31/00.

INVESTOR EXPENSES FOR CLASS A, B AND C SHARES
The expenses of Class A, B and C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                   CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
------------------------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY
 SHARES, SHOWN AS % OF THE OFFERING PRICE*              5.75%             NONE              NONE
------------------------------------------------------------------------------------------------------
 MAXIMUM DEFERRED SALES CHARGE (LOAD)
 SHOWN AS LOWER OF ORIGINAL PURCHASE PRICE
 OR REDEMPTION PROCEEDS                                 NONE              5.00%             1.00%
------------------------------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, B AND C ASSETS)

                                                   CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
-------------------------------------------------------------------------------------------------------
 MANAGEMENT FEES                                        0.85              0.85              0.85
 DISTRIBUTION (RULE 12b-1) FEES                         0.25              0.75              0.75
 SHAREHOLDER SERVICE FEES                               0.25              0.25              0.25
 OTHER EXPENSES(1)                                     16.59             48.51             16.47
-------------------------------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                              17.94             50.36             18.32
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)              (16.29)           (48.21)           (16.17)
-------------------------------------------------------------------------------------------------------
 NET EXPENSES(2)                                        1.65              2.15              2.15

(1) "OTHER EXPENSES" ARE RESTATED FROM THE CURRENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, CLASS B AND CLASS C SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.65%, 2.15% AND 2.15% RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS THROUGH 2/28/05.

EXAMPLE This example helps you compare the cost of investing in the Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for Class A, B and C Shares of 1.65%, 2.15% and 2.15%, respectively, through 2/28/05 and 2.65%, 3.15% and 3.15%, respectively, thereafter through 2/28/12.

This example is for comparison only; the actual returns of the Class A, B and C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------
 CLASS A SHARES*($)              733        1,065       1,630      3,161
-----------------------------------------------------------------------------
 CLASS B SHARES**($)             718          973       1,571      3,114***
-----------------------------------------------------------------------------
 CLASS C SHARES**($)             318          673       1,371      3,233
-----------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------
 CLASS B SHARES($)               218        673         1,371      3,114***
-----------------------------------------------------------------------------
 CLASS C SHARES($)               218        673         1,371      3,233
-----------------------------------------------------------------------------

*   ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED

**  ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

                       JPMORGAN TAX AWARE U.S. EQUITY FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's main risks, please see pages 40-43.

THE FUND'S OBJECTIVE
The Fund's goal is to provide high after tax total return from a portfolio of selected equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities of large- and medium-capitalization U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Industry by industry, the Fund's weightings are similar to those of the Standard & Poor's 500 Index (S&P 500). The Fund can moderately underweight or overweight industries when it believes it will benefit performance.

Within each industry, the Fund focuses on those equity securities that are ranked as most undervalued according to the investment process described below. The Fund generally considers selling equity securities that appear overvalued.

Equity securities may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund seeks to reduce, but not eliminate, the taxes incurred by shareholders in connection with the Fund's investment income and realized capital gains. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting tax liability. This strategy often includes minimizing the sale of securities with large accumulated capital gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOALS.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS

INVESTMENT PROCESS
In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

RESEARCH. The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

VALUATION. The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

STOCK SELECTION. The Fund buys and sells stocks using the research and valuation rankings as a basis. In general, the adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the Fund's adviser often considers a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of your investment in the Fund will fluctuate in response to movements in the stock market. Fund performance will also depend on the effectiveness of the research and the adviser's stock picking decisions.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

By emphasizing undervalued stocks, the Fund seeks to produce returns that exceed those of the S&P 500. At the same time, by controlling the industry weightings of the Fund so that they differ only moderately from the industry weightings of the S&P 500, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

The Fund's tax aware strategies may reduce your taxable income but will not eliminate it. Maximizing after-tax returns may require trade-offs that reduce pre-tax returns.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     - ARE INDIVIDUALS THAT COULD BENEFIT FROM A STRATEGY THAT PURSUES RETURNS FROM AN AFTER-TAX PERSPECTIVE
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES
     - ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Select Class Shares has varied from year to year for the past five calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and for the life of the Fund. It compares that performance to the S&P 500 Index and the Lipper Large Cap Core Funds Average, widely recognized market benchmarks.

The performance figures in the bar chart do not reflect a front end sales load, which is assessed on Class A Shares or a contingent deferred sales load, which is assessed on Class B or C Shares. If the loads were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front end sales load and the performance figures in the table for Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART OF YEAR-BY-YEAR TOTAL RETURNS]

YEAR-BY-YEAR TOTAL RETURNS*, (1)

1997               30.32%
1998               31.18%
1999               18.31%
2000               -5.15%
2001              -10.67%

BEST QUARTER                      21.64%
-----------------------------------------
                  4th quarter,     1998
-----------------------------------------
WORST QUARTER                    -13.01%
-----------------------------------------
                  1st quarter,     2001

* THE FUND'S PERFORMANCE IN THE TABLE FOR THE PERIOD BEFORE CLASSES A, B AND C WERE LAUNCHED ON 4/16/01 AND THE FUND'S PERFORMANCE IN THE BAR CHART ARE BASED ON THE PERFORMANCE OF SELECT CLASS SHARES OF THE FUND. DURING THESE PERIODS, THE ACTUAL RETURNS OF CLASS A, B AND C SHARES WOULD HAVE BEEN LOWER THAN THOSE SHOWN BECAUSE CLASS A, B AND C SHARES HAVE HIGHER EXPENSES THAN SELECT CLASS SHARES.
(1) THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2001*,(1)

                                                                                           LIFE
                                                     PAST 1 YEAR      PAST 5 YEARS         OF FUND
--------------------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN BEFORE TAXES                 -15.70             10.08            10.26
--------------------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN AFTER TAXES ON
 DISTRIBUTIONS                                         -15.92              9.85            10.02
--------------------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN AFTER TAXES ON
 DISTRIBUTIONS AND SALE OF FUND SHARES                  -9.56              8.23             8.37
--------------------------------------------------------------------------------------------------
 CLASS B SHARES -- RETURN BEFORE TAXES                 -15.70             10.96            11.25
--------------------------------------------------------------------------------------------------
 CLASS C SHARES -- RETURN BEFORE TAXES                 -12.22             11.21            11.37
--------------------------------------------------------------------------------------------------
 S&P 500 INDEX (REFLECTS NO DEDUCTION FOR FEES,
 EXPENSES OR TAXES)                                    -11.88             10.70            10.70
--------------------------------------------------------------------------------------------------
 LIPPER LARGE CAP CORE FUNDS AVERAGE (REFLECTS
 NO DEDUCTION FOR TAXES)                               -13.81              8.17             8.17
--------------------------------------------------------------------------------------------------

The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   SEE FOOTNOTE ON PREVIOUS PAGE.
(1) THE FUND COMMENCED OPERATIONS ON 12/18/96. PERFORMANCE FOR THE BENCHMARKS AS OF 12/31/96.

INVESTOR EXPENSES FOR CLASS A, B AND C SHARES
The expenses of Class A, B and C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                   CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
-----------------------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)
 WHEN YOU BUY SHARES, SHOWN
 AS % OF THE OFFERING PRICE*                       5.75%             NONE              NONE
-----------------------------------------------------------------------------------------------------
 MAXIMUM DEFERRED SALES
 CHARGE (LOAD) SHOWN AS
 LOWER OF ORIGINAL PURCHASE
 PRICE OR REDEMPTION PROCEEDS                      NONE              5.00%             1.00%
-----------------------------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL FUND OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, B AND C ASSETS)

                                                   CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
-----------------------------------------------------------------------------------------------------
 MANAGEMENT FEES                                   0.45              0.45               0.45
 DISTRIBUTION (RULE 12b-1) FEES                    0.25              0.75               0.75
 SHAREHOLDER SERVICE FEES                          0.25              0.25               0.25
 OTHER EXPENSES(1)                                 7.86              6.34              22.18
-----------------------------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                          8.81              7.79              23.63
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)          (7.71)            (6.19)            (22.03)
-----------------------------------------------------------------------------------------------------
 NET EXPENSES(2)                                   1.10              1.60               1.60
-----------------------------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, CLASS B AND CLASS C SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.10%, 1.60% AND 1.60% RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS THROUGH 2/28/05.

EXAMPLE This example helps you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for Class A, B and C Shares of 1.10%, 1.60% and 1.60%, respectively, through 2/28/05 and 2.10%, 2.60% and 2.60%, respectively, thereafter through 2/28/12.

This example is for comparison only; the Fund's actual returns of Class A, B and C Shares and your actual costs may be higher or lower.


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------
 CLASS A SHARES*($)             681        905         1,362       2,625
-----------------------------------------------------------------------------
 CLASS B SHARES**($)            663        805         1,294       2,569***
-----------------------------------------------------------------------------
 CLASS C SHARES**($)            263        505         1,094       2,694
-----------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------
 CLASS B SHARES($)              163        505         1,094       2,569***
-----------------------------------------------------------------------------
 CLASS C SHARES($)              163        505         1,094       2,694
-----------------------------------------------------------------------------

*   ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

**  ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE
    BEEN OWNED FOR EIGHT YEARS.

TAX AWARE INVESTING

TAX AWARE INVESTING
Most mutual funds focus on pre-tax returns and largely ignore shareholder tax considerations. By contrast, the Funds attempt to achieve high after-tax returns for shareholders by balancing investment considerations and tax considerations. The Funds seek to achieve returns primarily in the form of price appreciation (which is not subject to current tax until a Fund sells the appreciated security). The Funds seek to minimize income distributions and distributions of realized short-term gains (taxed as ordinary income). Among the techniques and strategies used in the tax-efficient management of the Funds are the following:

- investing primarily in lower-yielding growth stocks;

- employing a long-term approach to investing;

- attempting to minimize net realized short-term gains;

- when appropriate, selling stocks trading below their tax cost to realize losses;

- in selling appreciated stocks, selecting the most tax-favored share lots; and

- selectively using tax-advantaged hedging techniques as an alternative to taxable sales.

The Funds generally intend to pay redemption proceeds in cash; however, each Fund reserves the right at its sole discretion to pay redemptions over $250,000 in-kind.

An in-kind redemption payment can shield a Fund -- and other shareholders -- from tax liabilities that might otherwise be incurred if a Fund had to sell portfolio securities in order to satisfy redemptions.

Investors can expect the Funds generally to distribute a smaller percentage of returns each year than most other equity mutual funds. There can be no assurance, however, that taxable distributions can always be avoided.

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Fleming Tax Aware International Opportunities Fund is a series of Mutual Fund Group, a Massachusetts business trust. The Tax Aware Small Company Opportunities Fund, Tax Aware Enhanced Income Fund and Tax Aware U.S. Equity Fund are series of J.P. Morgan Series Trust, a Massachusetts business trust. The trusts are governed by the same trustees. The trustees are responsible for overseeing all business activities.

THE FUNDS' INVESTMENT ADVISER
JPMIM is the investment adviser for each of the Funds and makes the day-to-day investment decisions for them. The adviser is located at 522 5th Avenue, New York, NY 10036. JPMIM is a wholly owned subsidiary of J.P. Morgan Chase &Co. (JPMorgan Chase), a bank holding company.

The Funds, subject to the expense reimbursements described earlier in this prospectus, pay the adviser the following fees (net of waivers) for investment advisory services, shown as a percentage of average daily net assets:

                                                    FISCAL
 FUND                                               YEAR END      %
-----------------------------------------------------------------------
 FLEMING TAX AWARE INTERNATIONAL
 OPPORTUNITIES FUND                                 10/31         0.85
-----------------------------------------------------------------------
 TAX AWARE ENHANCED INCOME FUND                     10/31         0.25
-----------------------------------------------------------------------
 TAX AWARE SMALL COMPANY
 OPPORTUNITIES FUND                                 10/31         0.85
-----------------------------------------------------------------------
 TAX AWARE U.S. EQUITY FUND                         10/31         0.45
-----------------------------------------------------------------------

PORTFOLIO MANAGERS

FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND

The portfolio management team is led by Andrew Cormie, Managing Director, who has been an international equity portfolio manager since 1977 and employed by the adviser since 1984; Nigel F. Emmett, Vice President, who has been on the International Equity team since joining JPMorgan Chase (or one of its predecessors) in August of 1997. Previously, Mr. Emmett was an assistant manager at Brown Brothers Harriman and Co. and a portfolio manager at Gartmore Investment Management.

TAX AWARE ENHANCED INCOME FUND

The Fund is managed by a team of individuals at JPMM.

TAX AWARE SMALL COMPANY OPPORTUNITIES FUND The portfolio management team is led by Marian U. Pardo, Managing Director, Saira Durcanin, Vice President and CFA, and Carolyn Jones, Vice President. Ms. Pardo has been at JPMorgan Chase (or one of its predecessors) since 1968, except for five months in 1998 when she was president of a small investment management firm. Prior to managing the Fund, Ms. Pardo managed small and large cap equity portfolios, equity and convertible funds, and several institutional portfolios. Ms. Durcanin has been with JPMorgan Chase (or one of its predecessors) since July 1995 as a small company equity analyst and portfolio manager. Ms. Jones has been with JPMorgan Chase (or one of its predecessors) since July 1998. Prior to managing this Fund, Ms. Jones served as a portfolio manager in JPMorgan's private banking group and as a product specialist at Merrill Lynch Asset Management.

TAX AWARE U.S. EQUITY FUND

The portfolio management team is led by Terry E. Banet, Managing Director, and Louise Sclafani, Managing Director. Ms. Banet has been on the team since the Fund's inception in December 1996, and has been at JPMorgan Chase (or one of its predecessors) since 1985. Prior to managing this Fund, Ms. Banet managed tax aware accounts and helped develop Morgan's tax aware equity process. Ms. Sclafani has been at JPMorgan Chase (or one of its predecessors) since 1994.

THE FUNDS' ADMINISTRATOR

JPMorgan Chase Bank (Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a PRO RATA portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average net daily assets over $25 billion.

The Funds have agreements with certain shareholder servicing agents (including JPMorgan Chase Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Class A, B, or C Shares held by investors serviced by the shareholder servicing agent.

The adviser and/or J.P. Morgan Fund Distributors Inc. (JPMFD) may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUNDS' DISTRIBUTOR

JPMFD is the distributor for the Funds. JPMFD is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

                             HOW YOUR ACCOUNT WORKS

KNOW WHICH CLASSES TO BUY
Each Fund may issue multiple classes of shares. This prospectus relates only to Class A Shares of all the Funds and Class B and Class C Shares of all the Funds, except the Tax Aware Enhanced Income Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

You will need to choose a share class before making your initial investment. In making your choice, you should weigh the impact of potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge, but higher annual fees and a contingent deferred sales charge.

ABOUT SALES CHARGES
You may pay a sales charge to buy Class A Shares and you may pay a sales charge with respect to Class B or C Shares in the Funds. There are also ongoing charges that all investors pay as long as they own their shares.

You may purchase Class A Shares in each Fund described in the prospectus. You may purchase Class B or Class C Shares in each Fund described in the prospectus (except the Tax Aware Enhanced Income Fund).

Different charges are associated with each class of shares:

- If you choose to invest in Class A Shares, you may pay a sales charge when you invest.

- If you choose to invest in Class B Shares, you may pay a deferred sales charge. You are not required to pay a sales charge when you invest, but may be required to pay a charge when you sell your shares, depending on the length of your investment in the particular shares.

- If you choose to invest in Class C Shares, you will be required to pay a sales charge if you hold the shares for less than one year.

There are a number of plans and special discounts which can decrease or eliminate these charges.

This section explains how the three sales charges work.

CLASS A SHARES
The initial sales charge is deducted directly from the money you invest. As the following table shows, the sales charge decreases as your investment increases. The public offering price of Class A Shares is the net asset value plus the initial sales charge. Net asset value is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors.

The following chart shows the sales charge for all the Funds except Tax Aware Enhanced Income Fund:

TOTAL SALES CHARGES

                                          AS % OF      AS %
                                          OFFERING     OF NET
 AMOUNT OF                                PRICE        AMOUNT
 INVESTMENT                               PER SHARE    INVESTED
---------------------------------------------------------------
 LESS THAN $100,000                       5.75         6.10
---------------------------------------------------------------
 $100,000 BUT UNDER $250,000              3.75         3.90
---------------------------------------------------------------
 $250,000 BUT UNDER $500,000              2.50         2.56
---------------------------------------------------------------
 $500,000 BUT UNDER $1 MILLION            2.00         2.04
---------------------------------------------------------------

The following chart shows the sales charge for the Tax Aware Enhanced Income
Fund.

                                          AS % OF      AS %
                                          OFFERING     OF NET
 AMOUNT OF                                PRICE        AMOUNT
 INVESTMENT                               PER SHARE    INVESTED
---------------------------------------------------------------
 LESS THAN $100,000                       1.50         1.52
---------------------------------------------------------------
 $100,000 BUT UNDER $250,000              1.00         1.00
---------------------------------------------------------------
 $250,000 BUT UNDER $500,000              0.50         0.50
---------------------------------------------------------------
 $500,000 BUT UNDER $1 MILLION            0.25         0.25
---------------------------------------------------------------

There is no sales charge for investments of $1 million or more.

CLASS B SHARES
The deferred sales charge is deducted directly from your assets when you sell your shares. It is calculated as a percentage of the lower of the original purchase price or the current value of the shares. As the following table shows, the deferred sales charge decreases the longer you hold the shares and disappears altogether after six years. Class B Shares automatically convert into Class A Shares at the beginning of the ninth year after you bought them.

 YEAR      DEFERRED SALES CHARGE
--------------------------------------
--------------------------------------
 1         5%
--------------------------------------
 2         4%
--------------------------------------
 3         3%
--------------------------------------
 4         3%
--------------------------------------
 5         2%
--------------------------------------
 6         1%
--------------------------------------
 7         NONE
--------------------------------------
 8         NONE
--------------------------------------

We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

CLASS C SHARES
The deferred sales charge is deducted directly from your assets when you sell your shares. It is equal to the lower of 1% of the original purchase price or 1% of the current value of the shares. The deferred sales charge on Class C Shares disappears altogether after one year. We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

Like Class B Shares, Class C Shares have higher combined distribution and service fees. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher service and distribution fees as long as you hold them. Over the long term, this can add up to higher total fees than either Class A or Class B Shares.

GENERAL
Each Fund has adopted Rule 12b-1 distribution plans under which it pays annual distribution fees of up to 0.25% of the average daily net assets attributed to Class A Shares and up to 0.75% of the average daily net assets attributed to Class B Shares and Class C Shares.

This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

WHICH CLASS OF SHARES IS BEST?
Your decision about which class of shares to buy depends on a number of factors, including the number of shares you're buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, you may consider buying Class B Shares.

Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated. In almost all cases, if you plan to buy $250,000 of shares or more, Class A Shares are the most economical choice.

If you plan to buy less than $100,000 of shares, Class B or Class C will generally be the most economical choice.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the distribution and service fees, which are lower for Class A Shares. These fees appear in the table called Estimated Annual Fund Operating Expenses (expenses that are deducted from Fund assets) for each Fund.

Your investment representative may be able to advise you about the best class of shares for you.

BUYING FUND SHARES
You can buy shares three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative which Funds you want to buy and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

THROUGH A SYSTEMATIC INVESTMENT PLAN
You can make regular automatic purchases of at least $100. See Shareholder Services for details.

GENERAL
Whether you choose Class A, B or C Shares, the price of the shares is based on the net asset value per share (NAV). NAV is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. You'll pay the public offering price, which is based on the next NAV calculated after the JPMorgan Funds Service Center accepts your instructions. Each Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable. The JPMorgan Funds Service Center will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the New York Stock Exchange is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price.

 TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:

 THE JPMORGAN FUNDS SERVICE CENTER
 1-800-348-4782

 MINIMUM INVESTMENTS

 TYPE OF               INITIAL            ADDITIONAL
 ACCOUNT               INVESTMENT         INVESTMENTS
-----------------------------------------------------------
 REGULAR ACCOUNT       $2,500             $100
-----------------------------------------------------------
 SYSTEMATIC
 INVESTMENT PLAN(1)    $1,000             $100
-----------------------------------------------------------
 IRAS                  $1,000             $100
-----------------------------------------------------------
 SEP-IRAS              $1,000             $100
-----------------------------------------------------------
 EDUCATION IRAS        $  500             $100
-----------------------------------------------------------

(1) For alternative minimum investments for systematic investment plan accounts, please see Shareholder Services.

You must provide a Taxpayer Identification Number when you open an account. Each Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. You cannot sell your shares until your check has cleared, which could take more than 15 calendar days. If you buy through an Automated Clearing House, you cannot sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be canceled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the settlement date.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays. The Funds will not issue certificates for Class A, Class B or Class C Shares.

SELLING FUND SHARES
You can sell your shares three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative which Funds you want to sell. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. If you have changed your address of record within the previous 30 days or if you sell shares of Funds worth $25,000 or more by phone, we will send it by wire only to a bank account on our records.
Or
Send a signed letter with your instructions to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

THROUGH A SYSTEMATIC WITHDRAWAL PLAN
You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.

GENERAL
You can sell your shares on any day that the JPMorgan Funds Service Center is accepting purchase orders. You will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order, less any applicable sales charges.

We will need the names of the registered shareholders and your account number before we can sell your shares. Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the New York Stock Exchange, each Fund will send you the proceeds the next business day. We will not accept an order to sell shares if the Fund hasn't collected your payment for the shares. Each Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have signatures guaranteed for all registered owners or their legal representative if:

- you want to sell shares with a net asset value of $100,000 or more, or

- you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds
Service Center for more details.

REDEMPTIONS-IN-KIND

Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES
You can exchange your shares for shares of the same class of certain other JPMorgan Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative which Funds you want to exchange from and to.
He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN
You can automatically exchange shares from one JPMorgan account to another of the same class. See Shareholder Services for details.

GENERAL
If you exchange Class B Shares of a Fund for Class B Shares of another JPMorgan Fund, or Class C Shares for Class C Shares, you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the Fund you want to buy before making an exchange. You will need to meet any minimum investment requirements.

You should not exchange shares as means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information (SAI) to find out more about the exchange privilege.

OTHER INFORMATION CONCERNING THE FUNDS
We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below $500 for 30 days as a result of selling shares. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

You may write to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

DISTRIBUTIONS AND TAXES
The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

Fleming Tax Aware International Opportunities Fund typically declares and pays ordinary income dividends once per year. Tax Aware Enhanced Income Fund typically declares ordinary income dividends daily and pays them monthly. Tax Aware U.S. Equity Fund typically declares and pays ordinary income dividends four times a year. Tax Aware Small Company Opportunities Fund typically declares and pays ordinary income dividends once a year. Capital gains, if any, are distributed once a year by each Fund. Each Fund may decide to make more or fewer distributions in a given year.

You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of tax-exempt interest income paid by Tax Aware Enhanced Income Fund are not subject to federal income taxes, but will generally be subject to state and local taxes. The state or municipality where you live may not charge you state or legal taxes on dividends of tax-exempt interest earned on certain bonds. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

Investment income received by the Funds from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of Fleming Tax Aware International Opportunities Fund's assets at the close of its taxable year will be in securities of foreign corporations, such Fund may elect to "pass through" to its shareholders the foreign taxes that it paid.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding. The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

                              SHAREHOLDER SERVICES

SYSTEMATIC INVESTMENT PLAN
If you make an initial investment of at least $1000, you can regularly invest $100 or more on a monthly, quarterly or semiannual basis. You may also choose to make a lower initial investment of $250, which requires additional monthly systematic investments of $200. The money is automatically deducted from your checking or savings account. For further information please refer to the How Your Account Works section of this prospectus.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC WITHDRAWAL PLAN
You can make regular withdrawals of $50 or more. You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 (or $20,000 for Class B accounts) to start the plan. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC EXCHANGE
You can transfer assets automatically from one JPMorgan Fund account to another on a regular basis. It is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same fund. Call 1-800-348-4782 for complete instructions.

FREE EXCHANGE PRIVILEGE
You can exchange shares between JPMorgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE
You can buy back Class A Shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale. If you sell Class B Shares or Class C Shares on which you've paid a deferred sales charge, you can use the proceeds to buy Class A Shares without a sales charge. You must buy the Class A Shares within 90 days of selling the Class B or Class C Shares.

INVESTMENTS -- TAX AWARE ENHANCED INCOME FUND
This table discusses the customary types of investments which can be held by the Tax Aware Enhanced Income Fund. In each case the principal types of risk are listed on the following page (see below for definitions).
This table reads across two pages.

ASSET-BACKED SECURITIES Interests in a stream of payments from specific assets, such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and may be rated by S&P or Moody's.

CONVERTIBLE SECURITIES Domestic and foreign debt securities that can be converted into equity securities at a future time and price.

CORPORATE BONDS Debt securities of domestic and foreign industrial, utility, banking, and other financial institutions.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.

MORTGAGE-BACKED SECURITIES Domestic and foreign securities (such as Ginnie Maes, Freddie Macs, Fannie Maes) which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.

MORTGAGE DOLLAR ROLLS The sale of domestic and foreign mortgage-backed securities with the promise to purchase similar securities at a later date. Segregated accounts are used to offset leverage risk.

PARTICIPATION INTERESTS Interests that represent a share of bank debt or similar securities or obligations.

PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an institutional investor.

REITS AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of issuers that invest in real estate or are secured by real estate.

REPURCHASE AGREEMENTS Contracts whereby the Fund agrees to purchase a security and resell it to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF SUPRANATIONAL ORGANIZATIONS Dollar- or non-dollar-denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.

SWAPS Contractual agreement whereby a party agrees to exchange periodic payments with a counterparty. Segregated accounts are used to offset leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.

RISK RELATED TO CERTAIN FIXED INCOME INVESTMENTS HELD BY THE FUND:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

     |X|  Typically invests in
     |_|  Permitted, but no intention to use currently

           PRINCIPAL TYPES OF RISK
     credit, interest rate, market, prepayment                                                             |X|

     credit, currency, liquidity, political                                                                |X|(1)

     credit, currency, interest rate, liquidity, market, political                                         |X|(1)

     credit, currency, interest rate, liquidity, market, political, valuation                              |_|(1)

     credit, currency, interest rate, liquidity, market, political, valuation                              |X|(1)

     credit, environmental, extension, interest rate, liquidity, market,
     natural event, political, prepayment, valuation                                                       |_|

     credit, currency, extension, interest rate, leverage, market, political, prepayment                   |X|(1)

     credit, currency, extension, interest rate, leverage, liquidity, market, political, prepayment        |X|(1),(2)

     credit, currency, extension, interest rate, liquidity, political, prepayment                          |_|

     credit, interest rate, liquidity, market, valuation                                                   |_|

     credit, environmental, interest rate, liquidity, market, natural event, prepayment, valuation         |_|

     credit                                                                                                |_|

     credit, leverage                                                                                      |_|(2)

     credit, currency, interest rate, market, political                                                    |_|(1)

     credit, currency, interest rate, leverage, market, political                                          |_|

     credit, interest rate, market, natural event, political                                               |_|

     interest rate                                                                                         |X|

     credit, currency, interest rate, liquidity, market, political, valuation                              |_|(1)

       LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

       MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

       NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

       POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment. PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

       VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

           (1) All foreign securities in the aggregate may not exceed 25% of the Fund's assets.

           (2) All forms of borrowing (including securities lending, mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS
This table identifies the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help the Funds manage risk.

  POTENTIAL RISKS                         POTENTIAL REWARDS                       POLICIES TO BALANCE RISK AND REWARD
  MANAGEMENT CHOICES
  - A Fund could underperform its         - A Fund could outperform its           - The adviser focuses its active management on
    benchmark due to its securities and     benchmark due to these same choices     securities selection, the area where it
    asset allocation choices                                                        believes its commitment to research can most
                                                                                    enhance returns
  MARKET CONDITIONS
  FLEMING TAX AWARE INTERNATIONAL
    OPPORTUNITIES FUND
  - The Fund's share price and            - Stocks have generally outperformed    - Under normal circumstances, the Fund plans to
    performance will fluctuate in           more stable investments (such as        remain fully invested in accordance with its
    response to stock market movements      bonds and cash equivalents) over the    policies. Equity investments may include
  - The Fund could lose money because of    long term                               common stocks, convertible securities,
    foreign government actions,           - Foreign investments, which represent    preferred stocks, depositary receipts (such as
    political instability, or lack of       a major portion of the world's          ADRs and EDRs), trust or partnership
    adequate and/or accurate information    securities, offer attractive            interests, warrants, rights, and investment
  - Investment risks tend to be higher      potential performance and               company securities
    in emerging markets. These markets      opportunities for diversification     - The Fund seeks to limit risk and enhance
    also present higher liquidity and     - Emerging markets can offer higher       performance through active management and
    valuation risks                         returns                                 diversification
  - Adverse market conditions may from                                            - During severe market downturns, the Fund has
    time to time cause the Fund to take                                             the option of investing up to 100% of assets
    temporary defensive positions that                                              in investment-grade short-term instruments
    are inconsistent with its principal
    investment strategies and may hinder
    the Fund from achieving its
    investment objective

  TAX AWARE SMALL COMPANY OPPORTUNITIES
    AND TAX AWARE U.S. EQUITY FUNDS
  - The Fund's share price and            - Stocks have generally outperformed    - Under normal circumstances the Funds plan to
    performance will fluctuate in           more stable investments (such as        remain fully invested in accordance with their
    response to stock market movements      bonds and cash equivalents) over the    policies. Equity investments may include
  - Adverse market conditions may from      long term                               common stocks, convertible securities,
    time to time cause the Fund to take                                             preferred stocks, depositary receipts (such as
    temporary defensive positions that                                              ADRs and EDRs) trust or partnership interests,
    are inconsistent with its principal                                             warrants, rights, and investment company
    investment strategies and may hinder                                            securities
    the Fund from achieving its                                                   - The Funds seek to limit risk through active
    investment objective                                                            management and diversification
                                                                                  - During severe market downturns, the Funds have
                                                                                    the option of investing up to 100% of assets
                                                                                    in high quality short-term instruments

                                       40

  POTENTIAL RISKS                         POTENTIAL REWARDS                       POLICIES TO BALANCE RISK AND REWARD
-----------------------------------------------------------------------------------------------------------------------------------
  TAX AWARE ENHANCED INCOME FUND          - Bonds have generally outperformed     - Under normal circumstances the Fund plans to
  - The Fund's share price, yield, and      money market investments over the       remain fully invested in bonds and other fixed
    total return will fluctuate in          long term, with less risk than          income securities
    response to bond market movements       stocks                                - The Fund seeks to limit risk and enhance after
  - The value of most bonds will fall     - Most bonds will rise in value when      tax yields through careful management, sector
    when interest rates rise; the longer    interest rates fall                     allocation, individual securities selection,
    a bond's maturity and the lower its   - Mortgage-backed and asset-backed        and duration management
    credit quality, the more its value      securities can offer attractive       - During severe market downturns, the Fund has
    typically falls                         returns                                 the option of investing up to 100% of assets
  - Adverse market conditions may from                                              in high quality short-term instruments
    time to time cause the Fund to take                                           - The adviser monitors interest rate trends, as
    temporary defensive positions that                                              well as geographic and demographic information
    are inconsistent with its principal                                             related to mortgage-backed securities and
    investment strategies and may hinder                                            mortgage prepayments
    the Fund from achieving its
    investment objective
  - Mortgage-backed and asset-backed
    securities (securities representing
    an interest in, or secured by, a
    pool of mortgages or other assets
    such as receivables) could generate
    capital losses or periods of low
    yields if they are paid off
    substantially earlier or later than
    anticipated

  FOREIGN CURRENCIES                      - Favorable exchange rate movements     - The Funds actively manage the currency
  - Currency exchange rate movements        could generate gains or reduce          exposure of its foreign investments and may
    could reduce gains or create losses     losses                                  hedge a portion of its foreign currency
  - Currency risks tend to be higher in                                             exposure into the U.S. dollar or other
    emerging markets                                                                currencies which the adviser deems more
                                                                                    attractive (see also "Derivatives")

  SECURITIES LENDING                      - A Fund may enhance income through     - The adviser maintains a list of approved
  - When a Fund lends a security, there     the investment of the collateral        borrowers
    is a risk that the loaned securities    received from the borrower            - A Fund receives collateral equal to at least
    may not be returned if the borrower                                             100% of the current value of securities loaned
    defaults                                                                        plus accrued interest
  - The collateral will be subject to                                             - The lending agents indemnify a Fund against
    the risks of the securities in which                                            borrower default
    it is invested                                                                - The adviser's collateral investment guidelines
                                                                                    limit the quality and duration of collateral
                                                                                    investment to minimize losses
                                                                                  - Upon recall, the borrower must return the
                                                                                    securities loaned within the normal settlement
                                                                                    period

                                       41

  POTENTIAL RISKS                         POTENTIAL REWARDS                       POLICIES TO BALANCE RISK AND REWARD
-----------------------------------------------------------------------------------------------------------------------------------
  DERIVATIVES
  - Derivatives such as futures,          - Hedges that correlate well with       - The Funds use derivatives for hedging and tax
    options, swaps and forward foreign      underlying positions can reduce or      and risk management purposes (i.e., to
    currency contracts that are used for    eliminate losses at low cost            establish or adjust exposure to particular
    hedging the portfolio or specific     - A Fund could make money and protect     securities, markets or currencies)
    securities may not fully offset the     against losses if the investment      - The Funds only establish hedges that they
    underlying positions and this could     analysis proves correct                 expect will be highly correlated with
    result in losses to a Fund that       - Derivatives that involve leverage       underlying positions
    would not have otherwise occurred       could generate substantial gains at   - While the Funds may use derivatives that
  - Derivatives used for risk management    low cost                                incidentally involve leverage, they do not use
    may not have the intended effects                                               them for the specific purpose of leveraging
    and may result in losses or missed                                              their portfolios
    opportunities
  - The counterparty to a derivatives
    contract could default
  - Derivatives that involve leverage
    could magnify losses
  - Certain types of derivatives involve
    costs to the Funds which can reduce
    returns
  - Derivatives may, for tax purposes,
    affect the character of gain and
    loss realized by a Fund, accelerate
    recognition of income to a Fund,
    affect the holding period of a
    Fund's assets and defer recognition
    of certain of a Fund's losses.

  ILLIQUID HOLDINGS
  - A Fund could have difficulty valuing  - These holdings may offer more         - No Fund may invest more than 15% of its net
    these holdings precisely                attractive yields or potential          assets in illiquid holdings
  - A Fund could be unable to sell these    growth than comparable widely traded  - To maintain adequate liquidity, each Fund may
    holdings at the time or price it        securities                              hold high quality short-term instruments and
    desires                                                                         may borrow (including repurchase agreements
                                                                                    and reverse repurchase agreements) from banks
                                                                                    up to 33 1/3% of the value of its total assets

  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
  - When a Fund buys securities before    - A Fund can take advantage of          - Each Fund segregates liquid assets to offset
    issue or for delayed delivery, it       attractive transaction opportunities    leverage risk
    could be exposed to leverage risk if
    it does not segregate liquid assets

                                       42

  POTENTIAL RISKS                         POTENTIAL REWARDS                       POLICIES TO BALANCE RISK AND REWARD
-----------------------------------------------------------------------------------------------------------------------------------
  SHORT-TERM TRADING
  - Increased trading could raise a       - A Fund could realize gains in a       - The Funds will generally avoid short-term
    Fund's brokerage and related costs      short period of time                    trading, except to take advantage of
  - Increased short-term capital gains    - A Fund could protect against losses     attractive or unexpected opportunities or to
    distributions could raise               if a stock is overvalued and its        meet demands generated by shareholder activity
    shareholders' income tax liability      value later falls                     - The Funds' Portfolio Turnover Rate for the
                                                                                    most recent fiscal period is listed below:
                                                                                     Tax Aware International Opportunities Fund: 43%
                                                                                     Tax Aware Enhanced Income Fund: 44%
                                                                                     Tax Aware Small Company Opportunities Fund: 92%
                                                                                     Tax Aware U.S. Equity Fund: 22%

  CREDIT QUALITY - TAX AWARE ENHANCED INCOME FUND
  - The default of an issuer would leave  - Investment-grade bonds have a lower   - The Fund maintains its own policies for
    the Fund with unpaid interest or        risk of default                         balancing credit quality against potential
    principal                                                                       yields and gains in light of its investment
                                                                                    goals
                                                                                  - The adviser develops its own ratings of
                                                                                    unrated securities and makes a credit quality
                                                                                    determination for unrated securities

  FOREIGN INVESTMENTS - TAX AWARE SMALL COMPANY OPPORTUNITIES AND TAX AWARE U.S. EQUITY FUNDS
  - Currency exchange rate movements      - Favorable exchange rate movements     - Each Fund anticipates that its total foreign
    could reduce gains or create losses     could generate gains or reduce          investments will not exceed 20% of total
  - A Fund could lose money because of      losses                                  assets
    foreign government actions,           - Foreign investments, which represent  - Each Fund actively manages the currency
    political instability, or lack of       a major portion of the world's          exposure of its foreign investments relative
    adequate and accurate information       securities, offer attractive            to its benchmark, and may hedge back into the
                                            potential performance and               U.S. dollar from time to time (see also
                                            opportunities for diversification       "Derivatives")

  FOREIGN INVESTMENTS - TAX AWARE ENHANCED INCOME FUND
  - The Fund could lose money because of  - Foreign bonds, which represent a      - Foreign bonds may be a significant investment
    foreign government actions,             major portion of the world's fixed      (25% of total assets) for the Fund
    political instability, or lack of       income securities, offer attractive   - To the extent that the Fund invests in foreign
    adequate and accurate information       potential performance and               bonds, it will hedge its currency exposure
  - Currency exchange rate movements        opportunities for diversification       into the U.S. dollar (see also "Derivatives")
    could reduce gains or create losses   - Favorable exchange rate movements
                                            could generate gains or reduce
                                            losses

                              FINANCIAL HIGHLIGHTS

                              The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which are available upon request.

JPMORGAN FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND

                                                                        CLASS A       CLASS B       CLASS C

                                                                        4/30/01*      4/30/01*      4/30/01*
                                                                        THROUGH       THROUGH       THROUGH
                                                                        10/31/01      10/31/01      10/31/01
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                    $   15.00     $   15.00     $   15.00
--------------------------------------------------------------------------------------------------------------
Income from Investment Operations:

   Net Investment Income (loss)                                              0.08^         0.01^        (0.02)^

   Net gains or losses in securities (both realized and unrealized)         (2.70)        (2.66)        (2.63)
                                                                        ---------     ---------     ----------
     Total from Investment Operations                                       (2.62)        (2.65)        (2.65)
                                                                        ---------     ---------     ---------
Less Distributions:

   From Net Investment Income                                                  --            --            --

   From Net Realized Gain                                                      --            --            --
                                                                        ---------     ---------     ---------

     Total Distributions                                                       --            --            --

--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                          $   12.38     $   12.35     $   12.35
--------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                                               (17.47%)      (17.67%)      (17.67%)(b)
==============================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------
     Net Assets, End of Period (millions)                               $       4     $      --@    $      --@
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:#
--------------------------------------------------------------------------------------------------------------
     Net Expenses                                                            1.80%         2.29%         2.28%
--------------------------------------------------------------------------------------------------------------

     Net investment income (loss)                                            0.29%        (0.20%)       (0.19%)
--------------------------------------------------------------------------------------------------------------

     Expenses without reimbursements                                         5.48%+       20.63%+       37.67%+
--------------------------------------------------------------------------------------------------------------

     Net investment income (loss) without reimbursements                    (3.39%)+     (18.54%)+     (35.58%)+
--------------------------------------------------------------------------------------------------------------

Portfolio turnover rate                                                        43%           43%           43%
--------------------------------------------------------------------------------------------------------------

* Commencement of offering of class of shares.
^ Calculated based on average shares outstanding.
# Short periods have been annualized.
@ Amounts round to less than one million.
+ Due to the size of the net assets and fixed expenses, ratios may appear disproportionate with other classes.

JPMORGAN TAX AWARE SMALL COMPANY OPPORTUNITIES FUND

                                                                        CLASS A         CLASS B        CLASS C

                                                                        4/16/01*        4/16/01*      4/16/01*
                                                                        THROUGH         THROUGH       THROUGH
                                                                        10/31/01        10/31/01      10/31/01
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                    $   12.17       $ 12.17        $ 12.17
--------------------------------------------------------------------------------------------------------------
Income from Investment Operations:

   Net Investment Income (loss)                                             (0.08)^       (0.11)^        (0.11)^

   Net gains or losses in securities (both realized and unrealized)         (1.70)        (1.64)         (1.70)
                                                                        ---------       ---------      -------

     Total from Investment Operations                                       (1.78)        (1.75)         (1.81)
                                                                        ---------       ---------      -------

Less Distributions:

   From Net Investment Income                                                  --            --             --

   From Net Realized Gain                                                      --            --             --

                                                                        ---------       ---------      -------
     Total Distributions                                                       --            --             --
--------------------------------------------------------------------------------------------------------------
   Net Asset Value, End of Period                                          $10.39       $ 10.42        $ 10.36
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                               (14.63%)(b)   (14.38%)(b)    (14.87%)(b)
==============================================================================================================

RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------
     Net Assets, End of Period (millions)                                  $     --@       $ --@        $   --@
--------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
--------------------------------------------------------------------------------------------------------------
     Net Expenses                                                            1.64%         2.15%          2.09%
--------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                                           (1.10%)       (1.61%)        (1.55%)
--------------------------------------------------------------------------------------------------------------
     Expenses without reimbursements                                        17.86%+       50.28%+        18.24%+
--------------------------------------------------------------------------------------------------------------
     Net investment income (loss) without reimbursements                   (17.32%)+     (49.74%)+      (17.74%)+
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                        92%(b)        92%(b)         92%(b)
--------------------------------------------------------------------------------------------------------------

  * Commencement of offering of class of shares.
  ^ Calculated based on average shares outstanding.
  # Short periods have been annualized.
  @ Amounts round to less than one million.
(b) Not Annualized.
  + Due to the size of the net assets and fixed expenses, ratios may appear disproportionate with other classes.

JPMORGAN TAX AWARE U.S. EQUITY FUND

                                                                        CLASS A         CLASS B         CLASS C

                                                                        4/16/01*        4/16/01*        4/16/01*
                                                                        THROUGH         THROUGH         THROUGH
                                                                        10/31/01        10/31/01        10/31/01
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                    $   16.88       $   16.88       $   16.88
-----------------------------------------------------------------------------------------------------------------

Income from Investment Operations:

   Net Investment Income (loss)                                              0.03^          (0.03)^         (0.02)^
                                                                        ---------       ---------       ---------

   Net gains or losses in securities (both realized and unrealized)         (1.27)          (1.33)          (1.35)
                                                                        ---------       ---------       ---------

     Total from Investment Operations                                       (1.24)          (1.36)          (1.37)
                                                                        ---------       ---------       ---------

Less Distributions:

   From Net Investment Income                                                0.06            0.05            0.06

   From Net Realized Gain                                                      --              --              --
                                                                        ---------       ---------       ---------

     Total Distributions                                                     0.06            0.05            0.06
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                          $   15.58       $   15.47       $   15.45
-----------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                                                (7.38%)(b)      (8.09%)(b)      (8.16%)(b)
=================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------
     Net Assets, End of Period (millions)                               $       1       $       1       $      --@
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-----------------------------------------------------------------------------------------------------------------
     Net Expenses                                                            1.04%           1.60%           1.57%
-----------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                                            0.33%          (0.35%)         (0.17%)
-----------------------------------------------------------------------------------------------------------------
     Expenses without reimbursements                                         8.73%           7.71%          23.55%+
-----------------------------------------------------------------------------------------------------------------
     Net investment income without reimbursements                           (7.36%)         (6.46%)        (22.15%)+
 ----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                        22%(b)          22%(b)          22%(b)
 ----------------------------------------------------------------------------------------------------------------

  * Commencement of offering of class of shares.
  ^ Calculated based on average shares outstanding.
  # Short periods have been annualized.
(b) Not Annualized.
  @ Amounts round to less than one million.
  + Due to the size of the net assets and fixed expenses, ratios may appear disproportionate with other classes.

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

                      This page intentionally left blank.

                                 HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and its policies. It's incorporated by reference into this prospectus. That means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling 1 (800) 348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you're there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, D.C. 20549-0102
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund is also available on the SEC's website at http://www.sec.gov.

                        JPMorgan Funds Fulfillment Center
                                393 Manley Street
                         West Bridgewater, MA 02379-1039

The Funds' Investment Company Act File Nos. for JPMorgan Fleming Tax Aware International Opportunities Fund is 811-5151, for JPMorgan Enhanced Income Fund, JPMorgan Tax Aware U.S. Company Opportunities Fund, and JPMorgan Tax Aware US Equity Fund are 811-7795.

       (C) J.P. Morgan Chase & Co. All Rights Reserved. February 2002
                                                                  PR-TAABC-302X

                                                    PROSPECTUS FEBRUARY 28, 2002


JPMORGAN TAX AWARE FUNDS



INSTITUTIONAL CLASS SHARES


FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND

TAX AWARE DISCIPLINED EQUITY FUND

TAX AWARE ENHANCED INCOME FUND

TAX AWARE U.S. EQUITY FUND







                                              THE SECURITIES AND EXCHANGE
                                              COMMISSION HAS NOT APPROVED OR
                                              DISAPPROVED OF THESE SECURITIES OR
                                              DETERMINED IF THIS PROSPECTUS IS
                                              TRUTHFUL OR COMPLETE. ANY
                                              REPRESENTATION TO THE CONTRARY IS
                                              A CRIMINAL OFFENSE.




                                              [LOGO]JPMORGAN FLEMING
                                                    ASSET MANAGEMENT

CONTENTS


Fleming Tax Aware International Opportunities Fund  1

Tax Aware Disciplined Equity Fund                   5

Tax Aware Enhanced Income Fund                     10

Tax Aware U.S. Equity Fund                         17

Tax Aware Investing                                23

The Funds' Management and Administration           24

How Your Account Works                             26

   Buying Fund Shares                              26

   Selling Fund Shares                             26

   Other Information Concerning the Funds          27

   Distributions and Taxes                         28

Fixed Income Investments-Tax Aware
Enhanced Income Fund                               30

Risk and Reward Elements                           32

Financial Highlights                               36

How to Reach Us                            Back cover

JPMorgan FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's main risks, please see pages 32-35.

THE FUND'S OBJECTIVE
The Fund seeks to provide high after-tax total return by investing in equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund's assets are invested primarily in equity securities of companies from developed countries other than the U.S., including Australia, Canada, Japan, New Zealand, the United Kingdom and most of the countries of western Europe. The Fund's assets also may be invested, to a limited extent, in equity securities of companies from emerging markets.

The Fund focuses on individual equity selection, emphasizing those equity securities that are ranked as undervalued according to the proprietary research of the Fund's adviser. The Fund is not constrained by capitalization, style or geographic limits and will be broadly diversified across industries. The Fund's country allocations and sector weightings may differ significantly from those of the Morgan Stanley Capital International (MSCI) All Country World (Free) Index (ex-U.S.), the Fund's benchmark. The Fund will invest substantially in securities denominated in foreign currencies and will actively seek to enhance returns where appropriate through managing currency exposure. Equity securities may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund seeks to reduce, but not eliminate, the taxes incurred by shareholders in connection with the Fund's investment income and realized capital gains. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting tax liability. This strategy often includes minimizing the sale of securities with large accumulated capital gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income.

To protect against price declines in securities holdings with large accumulated capital gains, the Fund may use various hedging techniques (such as purchasing put options). By using these techniques rather than selling appreciated securities, the Fund seeks to reduce its exposure to price declines in the securities without realizing substantial gains under current tax law.

The Fund is managed in a tax-sensitive manner developed by its adviser.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

INVESTMENT PROCESS
In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser selects securities for the Fund's portfolio using its own investment process to determine which companies are most likely to provide high total return to shareholders. The adviser chooses the most attractive securities in each sector and builds the portfolio bottom up. Stocks in each industry are ranked with the help of fundamental valuations, then selected for investment. The adviser may adjust currency exposure to manage risks and enhance returns.

The adviser's investment process focuses on allocating assets by selecting securities and managing currency exposure. The Fund largely avoids using sector or market-timing strategies.

Through its extensive global equity research and analytical systems, the adviser seeks to generate an information advantage. Using fundamental analysis as well as macro-economic models, the adviser develops proprietary research on countries, companies and currencies.

In these processes, the analysts focus on a relatively long period rather than on near-term expectations alone.

The adviser buys and sells securities, using the research and valuation rankings as well as its assessment of other factors, including:

- catalysts that could trigger a change in a stock's price;

- potential reward compared to potential risk; and

- temporary mispricing caused by market overreactions

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding

[SIDENOTE]
BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.
- THE FUND MAY TRADE SECURITIES ACTIVELY, WHICH COULD INCREASE TRANSACTION COSTS (AND LOWER PERFORMANCE) AND INCREASE YOUR TAXABLE DIVIDENDS.

[SIDENOTE]
FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

particular securities or markets are not met.

The value of your investment in the Fund will fluctuate in response to movements in international stock markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in U.S. markets. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations.

In general, international investing involves higher risks than investing in U.S. markets, but offers attractive opportunities for diversification. Foreign markets tend to be more volatile than those of the U.S., and changes in currency exchange rates could reduce the Fund's performance. These risks are higher in emerging markets. To the extent that the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. However, the Fund does not typically use this strategy for its emerging markets currency exposure.

The Fund's tax aware strategies may reduce your taxable income but will not eliminate it. Maximizing after-tax returns may require trade-offs that reduce pre-tax returns.

[SIDENOTE]
WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
- ARE INDIVIDUALS THAT COULD BENEFIT FROM A STRATEGY THAT PURSUES RETURNS FROM AN AFTER-TAX PERSPECTIVE

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES
- ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA
- ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

THE FUND'S PAST PERFORMANCE(1)
The Fund was recently organized on 4/30/01 and therefore has no reportable performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund's Institutional Class Shares and for comparison purposes, the performance of an appropriate broad-based index will also be included in the prospectus. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

ESTIMATED INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The estimated expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)

 MANAGEMENT FEES                                                      0.85

 DISTRIBUTION (RULE 12b-1) FEES                                       NONE

 SHAREHOLDER SERVICE FEES                                             0.10

 OTHER EXPENSES(2)                                                    0.38

 TOTAL OPERATING EXPENSES                                             1.33

 FEE WAIVER AND EXPENSE REIMBURSEMENT(3)                             (0.33)

 NET EXPENSES(3)                                                      1.00

(1) THE FUND'S FISCAL YEAR END IS 10/31.
(2) "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.
(3) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES TO REIMBURSE THE FUND TO THE EXTENT THAT TOTAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (WHICH EXCLUDE INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.00% OF AVERAGE DAILY NET ASSETS THROUGH 2/28/03.

EXAMPLE The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:
- $10,000 initial investment,
- 5% return each year, and
- net expenses through 2/28/03 and total operating expenses thereafter.

The example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.

                                                  1 YEAR    3 YEARS
--------------------------------------------------------------------
 YOUR COST($)  (WITH OR WITHOUT REDEMPTION)         102       389

JPMorgan TAX AWARE DISCIPLINED EQUITY FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's main risks, please see pages 32-35.

THE FUND'S OBJECTIVE The Fund's goal is to provide high after tax total return from a portfolio of selected equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities of large- and medium-capitalization U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Equity securities may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks. Industry by industry, the Fund's weightings are similar to those of the Standard & Poor's 500 Index (S&P 500). The Fund does not look to underweight or overweight industries.

Within each industry, the Fund modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding equities that appear overvalued. Equity securities include common stocks, preferred stocks, convertible securities and depositary receipts.

The Fund's investment philosophy, developed by the Fund's adviser, J.P. Morgan Investment Management Inc. (JPMIM), focuses on picking equities while largely avoiding sector or market-timing strategies. The Fund seeks to reduce, but not eliminate, the taxes incurred by shareholders in connection with the Fund's investment income and realized capital gains. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting tax liability. This strategy often includes minimizing the sale of securities with large accumulated capital gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

[SIDENOTE]
BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

[SIDENOTE]
FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection.

RESEARCH. The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

VALUATION. The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

STOCK SELECTION. The Fund buys and sells equities, using the research and valuation rankings as a basis. In general, the management team buys equities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the Fund's managers often consider a number of other criteria:
- catalysts that could trigger a change in a stock's price
- potential reward compared to potential risk
- temporary mispricings caused by market overreactions

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of your investment in the Fund will fluctuate in response to movements in the stock market. Fund performance will also depend on the effectiveness of the adviser's research and the management team's stock picking decisions.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

By owning a large number of equities within the S&P 500, with an emphasis on those that appear undervalued or fairly valued, and by tracking the industry weightings of that index, the Fund seeks returns that modestly exceed those of the S&P 500 over the long term


[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

with virtually the same level of volatility.

The Fund's tax aware strategies may reduce your taxable income but will not eliminate it. Maximizing after-tax returns may require trade-offs that reduce pre-tax returns.


[SIDENOTE]
WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
  PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. The bar chart shows how the performance of the Fund's Institutional Class Shares has varied from year to year for the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the S&P 500 Index and the Lipper Large Cap Core Funds Average, widely recognized market benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]
YEAR-BY-YEAR  RETURNS(1),(2)

1998               31.82%
1999               17.39%
2000               -9.06%
2001              -10.48%

BEST QUARTER                22.98%

                 4th quarter, 1998

WORST QUARTER              -15.02%

                 3rd quarter, 2001


AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2001(1),(2)

                                                      PAST 1 YEAR    LIFE OF FUND
-----------------------------------------------------------------------------------
 INSTITUTIONAL CLASS SHARES -- RETURN BEFORE TAXES    -10.48         10.23

 INSTITUTIONAL CLASS SHARES -- RETURN AFTER TAXES
 ON DISTRIBUTIONS                                     -10.74          9.89

 INSTITUTIONAL CLASS SHARES-- RETURN AFTER TAXES
 ON DISTRIBUTIONS AND SALE OF FUND SHARES              -6.38          8.29

 S&P 500 INDEX (REFLECTS NO DEDUCTION FOR FEES,
 EXPENSES OR TAXES)                                   -11.88          9.53

 LIPPER LARGE CAP CORE FUNDS AVERAGE
 (REFLECTS NO DEDUCTION FOR TAXES)                    -13.81          7.33

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situations and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1) THE FUND'S FISCAL YEAR END IS 10/31.
(2) THE FUND COMMENCED OPERATIONS ON 1/30/97. THE PERFORMANCE FOR THE THE BENCHMARKS IS AS OF 1/31/97.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses for the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL FUND OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)

 MANAGEMENT FEES                                                      0.35

 DISTRIBUTION (RULE 12b-1) FEES                                       NONE

 SHAREHOLDER SERVICE FEES                                             0.10

 OTHER EXPENSES(1)                                                    0.23

 TOTAL OPERATING EXPENSES                                             0.68

 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                             (0.13)

 NET EXPENSES(2)                                                      0.55

(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES TO REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (WHICH EXCLUDE INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.55% OF AVERAGE DAILY NET ASSETS THROUGH 2/28/05.

EXAMPLE The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,
- 5% return each year, and
- net expenses through 2/28/05 and total operating expenses thereafter.

The example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)   56         176         338         808

JPMorgan TAX AWARE ENHANCED INCOME FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 30-35.

THE FUND'S OBJECTIVE
The Fund's goal is to provide high after tax current income consistent with principal preservation.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests in municipal securities that the adviser, J.P. Morgan Investment Management Inc. (JPMIM), believes have the potential to provide high current income that is free from federal income tax. The Fund also may invest in taxable fixed income securities, including U.S. government and agency securities, domestic and foreign corporate bonds, asset-backed and mortgage-related securities, and money market instruments, that the adviser believes have the potential to provide high after tax current income. These securities may be of any maturity, but under normal market conditions the Fund's duration will range between three and eighteen months. The Fund may use interest rate swaps, futures contracts and options to help manage duration.

The Fund is designed to provide a high level of after tax current income, price stability and liquidity. The Fund's strategy may therefore include purchasing both municipal obligations that are exempt from federal income tax as well as taxable securities, depending on which opportunity the adviser determines will generate the highest after tax income (although the Fund intends to invest at least 50% of its assets in tax exempt securities). It seeks to capitalize on fundamental and technical opportunities in the fixed income markets to enhance return.

Up to 25% of the Fund's total assets may be invested in foreign securities. All of the securities purchased by the Fund must be rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Investor's Service Inc. (Fitch), or the equivalent by another national rating organization, or unrated but are deemed by the adviser to be of comparable quality, at the time of purchase, including at least 75% in securities rated A or better.

The Fund seeks to reduce, but not eliminate, the taxes incurred by shareholders in connection with the Fund's investment income and realized capital gains. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting tax liability. This strategy often includes minimizing the sale of securities with large accumulated capital gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval).

The Fund is diversified as defined in the Investment Company Act of 1940.

INVESTMENT PROCESS
The adviser seeks to generate an information advantage through the depth of its global fixed-income research and the sophistication of its analytical systems. Using a team-oriented approach, the adviser seeks to gain insights in a broad range of distinct areas and takes positions in many different areas, helping the Fund to limit exposure to concentrated sources of risk.

In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for selecting portfolio securities, and duration management.

SECTOR ALLOCATION. The sector allocation team meets regularly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

SECURITY SELECTION. Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's goal and strategy.

DURATION MANAGEMENT. Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, the adviser establishes the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively short, between three and eighteen months. The adviser closely monitors the Fund and makes tactical adjustments as necessary.


[SIDENOTE]
BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.


[SIDENOTE]
FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.


[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund's income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

Although any rise in interest rates is likely to cause a fall in the price of fixed income securities, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income and, during periods of declining interest rates, may offer lower total returns than funds with longer durations. Because of the sensitivity of the Fund's asset-backed and mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities. The Fund's asset-backed and mortgage related investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default.

The Fund may use interest rate swaps, futures contracts and options to help manage duration.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

The Fund's tax aware strategies may reduce your taxable income but will not eliminate it.

Maximizing after-tax income may require trade-offs that reduce pre-tax income. To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.


[SIDENOTE]
WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE IN A HIGH TAX BRACKET AND WANT TO ADD A TAX SENSITIVE INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF LONGER DURATION BOND FUNDS
- WANT TO EMPHASIZE AFTER TAX RETURN

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
- ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA
- ARE IN A LOW TAX BRACKET

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. The bar chart shows how the performance of the Fund's Institutional Class Shares has varied from year to year over the past two calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the Merrill Lynch 3-Month U.S. Treasury Bill Index, an unmanaged index that tracks the performance of the 3-month U.S. Treasury market, and the Lipper Short-Intermediate Investment Grade Funds Average, a widely recognized market benchmark.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


YEAR-BY-YEAR TOTAL RETURN(1)

[CHART]

2000                5.17%
2001                4.47%

 BEST QUARTER                  1.73%

                   4th quarter, 2000

 WORST QUARTER                 0.54%

                   4th quarter, 2001


(1) THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2001(1)

                                                        PAST 1 YEAR    LIFE OF FUND
------------------------------------------------------------------------------------
 INSTITUTIONAL CLASS SHARES-- RETURN BEFORE TAXES       4.47           4.40

 INSTITUTIONAL CLASS SHARES -- RETURN AFTER TAXES
 ON DISTRIBUTIONS                                       4.16           4.09

 INSTITUTIONAL CLASS SHARES-- RETURN AFTER TAXES
 ON DISTRIBUTIONS AND SALE OF FUND SHARES               3.88           4.03

 MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX
 (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)    4.42           5.25

 LIPPER SHORT-INTERMEDIATE INVESTMENT GRADE
 FUNDS AVERAGE (REFLECTS NO DEDUCTION FOR TAXES)        7.21           5.99

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1) THE FUND COMMENCED OPERATIONS ON 4/16/99. THE PERFORMANCE FOR THE BENCHMARKS IS AS OF 4/30/99.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE
DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)

 MANAGEMENT FEES                                                     0.25

 DISTRIBUTION (RULE 12b-1) FEES                                      NONE
 SHAREHOLDER SERVICE FEES                                            0.10

 OTHER EXPENSES(1)                                                   0.23

 TOTAL OPERATING EXPENSES                                            0.58

 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                            (0.33)

 NET EXPENSES(2)                                                     0.25

(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO
    REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES TO REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (WHICH EXCLUDE INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.25% OF AVERAGE DAILY NET ASSETS THROUGH 2/28/05.

EXAMPLE The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,
- 5% return each year, and
- net expenses through 2/28/05 and total operating expenses thereafter.

The example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.

                                  1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)     26         80          220         626

JPMorgan TAX AWARE U.S. EQUITY FUND


RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's main risks, please see pages 32-35.

THE FUND'S OBJECTIVE
The Fund's goal is to provide high after tax total return from a portfolio of selected equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities of large- and medium-capitalization U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Industry by industry, the Fund's weightings are similar to those of the Standard & Poor's 500 Index (S&P 500). The Fund can moderately underweight or overweight industries when it believes it will benefit performance.

Within each industry, the Fund focuses on those equity securities that are ranked as most undervalued according to the investment process described below. The Fund generally considers selling equity securities that appear overvalued.

Equity securities may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund seeks to reduce, but not eliminate, the taxes incurred by shareholders in connection with the Fund's investment income and realized capital gains. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting tax liability. This strategy often includes minimizing the sale of securities with large accumulated capital gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

INVESTMENT PROCESS
In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

RESEARCH. The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as


[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOALS.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.


[SIDENOTE]
FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

VALUATION. The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

STOCK SELECTION. The Fund buys and sells stocks using the research and valuation rankings as a basis. In general, the adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the Fund's adviser often considers a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions.


THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of your investment in the Fund will fluctuate in response to movements in the stock market. Fund performance will also depend on the effectiveness of the research and the adviser's stock picking decisions.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

By emphasizing undervalued stocks, the Fund seeks to produce returns that exceed those of the S&P 500. At the same time, by controlling the industry weightings of the Fund so that they differ only moderately from the industry weightings of the S&P 500, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.


[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

The Fund's tax aware strategies may reduce your taxable income but will not eliminate it. Maximizing after-tax returns may require trade-offs that reduce pre-tax returns.


[SIDENOTE]
WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
  PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
- ARE INDIVIDUALS THAT COULD BENEFIT FROM A STRATEGY THAT PURSUES RETURNS FROM AN AFTER-TAX PERSPECTIVE

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES
- ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the shares has varied from year to year for the past five calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the S&P 500 Index and the Lipper Large Cap Core Funds Average, widely recognized market benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


YEAR-BY-YEAR TOTAL RETURNS*,(1,2)

[CHART]

1997        30.32%
1998        31.18%
1999        18.31%
2000        -5.57%
2001       -10.13%

BEST QUARTER                  21.64%

                   4th quarter, 1998

WORST QUARTER                -13.00%

                   1st quarter, 2001

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2001*,(1),(2)

                                                      PAST 1 YEAR     PAST 5 YEARS     LIFE OF FUND
-----------------------------------------------------------------------------------------------------
 INSTITUTIONAL CLASS SHARES-- RETURN BEFORE TAXES      -10.13          11.41            11.57

 INSTITUTIONAL CLASS SHARES -- RETURN AFTER TAXES
 ON DISTRIBUTIONS                                      -10.50          11.14            11.29

 INSTITUTIONAL CLASS SHARES -- RETURN AFTER TAXES
 ON DISTRIBUTIONS AND SALE OF FUND SHARES               -6.17           9.34             9.47

 S&P 500 INDEX (REFLECTS NO DEDUCTION FOR FEES,
 EXPENSES OR TAXES)                                    -11.88          10.70            10.70

 LIPPER LARGE CAP CORE FUNDS AVERAGE
 (REFLECTS NO DEDUCTION FOR TAXES)                     -13.81           8.17             8.17

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* THE FUND'S INSTITUTIONAL CLASS SHARES COMMENCED OPERATIONS ON 9/15/00. PERFORMANCE FOR THE PERIOD BEFORE THE INSTITUTIONAL SHARES WERE LAUNCHED IS BASED ON THE PERFORMANCE OF THE FUND'S SELECT CLASS SHARES.
(1) THE FUND'S FISCAL YEAR END IS 10/31
(2) THE FUND COMMENCED OPERATIONS ON 12/18/96. THE PERFORMANCE FOR THE BENCHMARKS IS AS OF 12/31/96.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL FUND OPERATING EXPENSES (%) (EXPENSES THAT ARE
DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)

 MANAGEMENT FEES                                                    0.45

 DISTRIBUTION (RULE 12b-1) FEES                                     NONE

 SHAREHOLDER SERVICE FEES                                           0.10

 OTHER EXPENSES(1)                                                  0.46

 TOTAL OPERATING EXPENSES                                           1.01

 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                           (0.31)

 NET EXPENSES(2)                                                    0.70

(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES TO REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (WHICH EXCLUDE INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.70% OF AVERAGE DAILY NET ASSETS THROUGH 2/28/05.

EXAMPLE This example helps you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 2/28/05 and total operating expenses thereafter.

This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)   72         224         462         1,147

TAX AWARE INVESTING


TAX AWARE INVESTING
Most mutual funds focus on pre-tax returns and largely ignore shareholder tax considerations. By contrast, the Funds attempt to achieve high after-tax returns for shareholders by balancing investment considerations and tax considerations. The Funds seek to achieve returns primarily in the form of price appreciation (which is not subject to current tax until a Fund sells the appreciated security). The Funds seek to minimize income distributions and distributions of realized short-term gains (taxed as ordinary income). Among the techniques and strategies used in the tax-efficient management of the Funds are the following:

- investing primarily in lower-yielding growth stocks;

- employing a long-term approach to investing;

- attempting to minimize net realized short-term gains;

- when appropriate, selling stocks trading below their tax cost to realize losses;

- in selling appreciated stocks, selecting the most tax-favored share lots; and

- selectively using tax-advantaged hedging techniques as an alternative to taxable sales.

The Funds generally intend to pay redemption proceeds in cash; however, each Fund reserves the right at its sole discretion to pay redemptions over $250,000 in-kind.

An in-kind redemption payment can shield a Fund -- and other shareholders -- from tax liabilities that might otherwise be incurred if a Fund had to sell portfolio securities in order to satisfy redemptions.

Investors can expect the Funds generally to distribute a smaller percentage of returns each year than most other equity mutual funds. There can be no assurance, however, that taxable distributions can always be avoided.

THE FUNDS' MANAGEMENT AND ADMINISTRATION

Fleming Tax Aware International Opportunities Fund is a series of Mutual Fund Group, a Massachusetts business trust. Tax Aware Disciplined Equity Fund, Tax Aware Enhanced Income Fund and Tax Aware U.S. Equity Fund are series of J.P. Morgan Series Trust, a Massachusetts business trust. The trusts are governed by the same trustees. The trustees are responsible for overseeing all business activities.

THE FUNDS' INVESTMENT ADVISER
JPMIM is the investment adviser for each of the Funds and makes the day-to-day investment decisions for them. The adviser is located at 522 5th Avenue, New York, NY 10036. JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year, the adviser was paid management fees (net of waivers) expressed as a percentage of net assets as follows:

                                    FISCAL
 FUND                               YEAR END           %
--------------------------------------------------------------
 FLEMING TAX AWARE                  10/31        0.85
 INTERNATIONAL
 OPPORTUNITIES FUND

 TAX AWARE DISCIPLINED              10/31        0.35
 EQUITY FUND

 TAX AWARE ENHANCED                 10/31        0.25
 INCOME FUND

 TAX AWARE                          10/31        0.45
 U.S. EQUITY FUND

PORTFOLIO MANAGERS
FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND
The portfolio management team is led by Andrew Cormie, Managing Director, who has been an international equity portfolio manager since 1977 and employed by the adviser since 1984; and Nigel F. Emmett, Vice President, who has been on the International Equity team since joining JPMorgan Chase (or one of its predecessors) in August of 1997. Previously, Mr. Emmett was an assistant manager at Brown Brothers Harriman and Co. and a portfolio manager at Gartmore Investment Management.

TAX AWARE DISCIPLINED EQUITY FUND
The portfolio management team is led by Frederic A. Nelson, Managing Director, and Robin B. Chance, Vice President. Mr. Nelson has been on the team since the fund's inception in January of 1997 and at JPMorgan Chase (or one of its predecessors) since May 1994. Ms. Chance has been at J.P. Morgan since 1987. Prior to managing this Fund, both were responsible for structured equity strategies.

TAX AWARE ENHANCED INCOME FUND

The Fund is managed by a team of individuals at JPMIM.

TAX AWARE U.S. EQUITY FUND

The portfolio management team is led by Terry E. Banet, Managing Director, and Louise Sclafani, Managing Director. Ms. Banet has been on the team since the Fund's inception in December 1996, and has been at JPMorgan Chase (or one of its predecessors) since 1985. Prior to managing this Fund, Ms. Banet managed tax aware accounts and helped develop Morgan's tax aware equity process. Ms. Sclafani has been at JPMorgan Chase (or one of its predecessors) since 1994.

THE FUNDS' ADMINISTRATOR
JPMorgan Chase Bank (Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a PRO RATA portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Chase Funds Complex plus 0.075% of average net assets over $25 billion.

The Funds have agreements with certain shareholder servicing agents (including JPMorgan Chase Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.10% of the average daily net assets of the Institutional Class shares held by investors serviced by the shareholder servicing agent.

The adviser and/or distibutor may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUNDS' DISTRIBUTOR
J.P. Morgan Fund Distributors Inc. (JPMFD), is the distributor for the Funds. JPMFD is a subsidiary of BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS


BUYING FUND SHARES
You don't pay any sales charge (sometimes called a load) when you buy Institutional Class Shares of these Funds. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything the particular Fund owns, minus everything it owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange. You'll pay the next NAV calculated after the JPMorgan Institutional Funds Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

You can buy Institutional Class Shares through financial service firms, such as broker-dealers and banks that have an agreement with the Funds, or directly from the JPMorgan Institutional Funds Service Center. Shares are available on any business day the New York Stock Exchange is open. If we receive your order by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price. If you buy through an agent and not directly from the JPMorgan Institutional Funds Service Center, the agent could set an earlier deadline.

All purchases of Institutional Class Shares must be paid by 4:00 p.m. Eastern time on the settlement date or the order will be canceled. Any funds received in connection with late orders will be invested on the following business day. You must provide a Taxpayer Identification Number when you open an account. The Funds have the right to reject any purchase order or to cease offering shares at any time.

To open an account, buy or sell shares or get fund information, call the JPMorgan Institutional Funds Service Center at 1-800-766-7722 or complete an application form and mail it along with a check for the amount you want to invest to:

JPMorgan Institutional Funds Service Center
500 Stanton Christiana Road
Newark, DE 19713.

MINIMUM INVESTMENTS
Investors must buy a minimum $3,000,000 worth of Institutional Class Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Institutional Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment may be less for certain investors.

SELLING FUND SHARES
When you sell your shares you'll receive the next NAV calculated after the JPMorgan Institutional Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Institutional Funds Service Center must receive your request before the close of regular trading on the New York Stock Exchange.

We will need the names of the registered shareholders and your account number before we can sell your shares.

We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. Federal law allows the Funds to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.

You may sell your shares in two ways:

THROUGH YOUR FINANCIAL SERVICE FIRMS
Tell your firm which Funds you want to sell. They'll send all necessary documents to the JPMorgan Institutional Funds Service Center.

THROUGH THE JPMORGAN INSTITUTIONAL FUNDS SERVICE CENTER
Call 1-800-766-7722. We'll send the proceeds by wire only to the bank account on our records.

REDEMPTIONS-IN-KIND
Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES
You can exchange your Institutional Shares for shares of the same class or Ultra Class Shares in certain other JPMorgan Funds. You will need to meet any minimum investment requirement. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange. Call 1-800-766-7722 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information (SAI) to find out more about the exchange privilege.

EXCHANGING BY PHONE
You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Institutional Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUNDS
We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We'll give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

Each Fund may issue multiple classes of shares. This prospectus relates only to Institutional Class Shares of the Funds. Each class may have different requirements for who may invest. A person who gets compensation for selling Fund shares may recieve a different amount for each class.

You may not always reach the JPMorgan Institutional Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

Please write to:

JPMorgan Institutional Funds Service Center
500 Stanton Christiana Road
Newark, DE 19713

DISTRIBUTIONS AND TAXES
The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

Fleming Tax Aware International Opportunities Fund typically declares and pays ordinary income dividends once per year. Tax Aware Disciplined Equity Fund and Tax Aware U.S. Equity Fund typically declare and pay ordinary income dividends four times a year. Tax Aware Enhanced Income Fund typically declares ordinary income dividends daily and pays them monthly. Capital gains, if any, are distributed once a year by each Fund. Each Fund may decide to make more or fewer distributions in a given year.

You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of tax-exempt interest income paid by Tax Aware Enhanced Income Fund are not subject to federal income taxes, but will generally be subject to state and local taxes. The state or municipality where you live may not charge you state or local taxes on dividends of tax-exempt interest earned on certain bonds. Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Investment income received by the Funds from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of Fleming Tax Aware International Opportunities Fund's assets at the close of its taxable year will be in securities of foreign corporations, such Fund may elect to "pass through" to its shareholders the foreign taxes that it paid.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

FIXED INCOME INVESTMENTS--TAX AWARE ENHANCED INCOME FUND

This table discusses the customary types of investments which can be held by the Tax Aware Enhanced Income Fund. In each case the principal types of risk are listed on the following page (see below for definitions). This table reads across two pages.


ASSET-BACKED SECURITIES Interests in a stream of payments from specific assets, such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P or Moody's.

CONVERTIBLE SECURITIES Domestic and foreign debt securities that can be converted into equity securities at a future time and price.

CORPORATE BONDS Debt securities of domestic and foreign industrial, utility, banking, and other financial institutions.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.

MORTGAGE-BACKED SECURITIES Domestic and foreign securities (such as Ginnie Maes, Freddie Macs, Fannie Maes) which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.

MORTGAGE DOLLAR ROLLS The sale of domestic and foreign mortgage-backed securities with the promise to purchase similar securities at a later date. Segregated accounts are used to offset leverage risk.

PARTICIPATION INTERESTS Interests that represent a share of bank debt or similar securities or obligations.

PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an institutional investor.

REITS AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of issuers that invest in real estate or are secured by real estate.

REPURCHASE AGREEMENTS Contracts whereby the fund agrees to purchase a security and resell it to to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF SUPRANATIONAL ORGANIZATIONS Dollar- or non-dollar-denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.

SWAPS Contractual agreement whereby a party agrees to exchange periodic payments with a counterparty. Segregated accounts are used to offset leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.

RISK RELATED TO CERTAIN FIXED INCOME INVESTMENTS HELD BY THE TAX AWARE ENHANCED INCOME FUND:


CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

     |X|  Typically invests in
     |_|  Permitted, but no intention to use currently

           PRINCIPAL TYPES OF RISK
     credit, interest rate, market, prepayment                                                             |X|

     credit, currency, liquidity, political                                                                |X|(1)

     credit, currency, interest rate, liquidity, market, political                                         |X|(1)

     credit, currency, interest rate, liquidity, market, political, valuation                              |_|(1)

     credit, currency, interest rate, liquidity, market, political, valuation                              |X|(1)

     credit, environmental, extension, interest rate, liquidity, market,
     natural event, political, prepayment, valuation                                                       |_|

     credit, currency, extension, interest rate, leverage, market, political, prepayment                   |X|(1)

     credit, currency, extension, interest rate, leverage, liquidity, market, political, prepayment        |X|(1),(2)

     credit, currency, extension, interest rate, liquidity, political, prepayment                          |_|

     credit, interest rate, liquidity, market, valuation                                                   |_|

     credit, environmental, interest rate, liquidity, market, natural event, prepayment, valuation         |_|

     credit                                                                                                |_|

     credit                                                                                                |_|(2)

     credit, currency, interest rate, market, political                                                    |_|(1)

     credit, currency, interest rate, leverage, market, political                                          |_|

     credit, interest rate, market, natural event, political                                               |_|

     interest rate                                                                                         |X|

     credit, currency, interest rate, liquidity, market, political, valuation                              |_|(1)

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.


(1) All foreign securities in the aggregate may not exceed 25% of the Fund's assets.

(2) All forms of borrowing (including securities lending, mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS
This table identifies the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help the Funds manage risk.

POTENTIAL RISKS                        POTENTIAL REWARDS                     POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT CHOICES
- A Fund could underperform its        - A Fund could outperform its         - The adviser focuses its active management on
  benchmark due to its securities        benchmark due to these same           securities selection, the area where it believes its
  and asset allocation choices           choices                               commitment to research can most enhance returns

MARKET CONDITIONS
FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND
- The Fund's share price and           - Stocks have generally               - Under normal circumstances the Fund plans to remain
  performance will fluctuate in          outperformed more stable              fully invested in accordance with its policies.
  response to stock market               investments (such as bonds            Equity investments may include common stocks,
  movements                              and cash equivalents) over            convertible securities, preferred stocks, depositary
- The Fund could lose money because      the long term                         receipts (such as ADRs and EDRs), trust or
  of foreign government actions,       - Foreign investments, which            partnership interests, warrants, rights, and
  political instability, or lack of      represent a major portion of          investment company securities
  adequate and/or accurate               the world's securities, offer       - The Fund seeks to limit risk and enhance performance
  information                            attractive potential performance      through active management and diversification
- Investment risks tend to be            and opportunities for               - During severe market downturns, the Fund has the
  higher in emerging markets.            diversification                       option of investing up to 100% of assets in high
  These markets also present higher    - Emerging markets can offer            quality short-term instruments
  liquidity and valuation risks          higher returns
- Adverse market conditions may
  from time to time cause the Fund
  to take temporary defensive
  positions that are inconsistent
  with its principal investment
  strategies and may hinder the
  Fund from achieving its
  investment objective

TAX AWARE DISCIPLINED EQUITY AND TAX AWARE U.S. EQUITY FUNDS
- The Fund's share price and           - Stocks have generally               - Under normal circumstances the Funds plan to remain
  performance will fluctuate in          outperformed more stable              fully invested in accordance with its policies.
  response to stock market               investments (such as bonds            Equity investments may include common stocks,
  movements                              and cash equivalents) over            convertible securities, preferred stocks, depositary
- Adverse market conditions may          the long term                         receipts (such as ADRs and EDRs) trust or partnership
  from time to time cause the Fund                                             interests, warrants, rights, and investment company
  to take temporary defensive                                                  securities
  positions that are inconsistent                                            - The Funds seek to limit risk through active
  with its principal investment                                                management and diversification
  strategies and may hinder the                                              - During severe market downturns, the Funds have the
  Fund from achieving its                                                      option of investing up to 100% of its assets in high
  investment objective                                                         quality short-term instruments

POTENTIAL RISKS                        POTENTIAL REWARDS                     POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
MARKET CONDITIONS CONTINUED
 TAX AWARE ENHANCED INCOME FUND
- The Fund's share price, yield, and   - Bonds have generally outperformed   - Under normal circumstances the Fund plans to remain
  total return will fluctuate in         money market investments over the     fully invested in bonds and other fixed income
  response to bond market movements      long term, with less risk than        securities
- The value of most bonds will fall      stocks                              - The Fund seeks to limit risk and enhance after tax
  when interest rates rise; the        - Most bonds will rise in value         yields through careful management, sector allocation,
  longer a bond's maturity and the       when interest rates fall              individual securities selection, and duration
  lower its credit quality, the more   - Mortgage-backed and asset-backed      management
  its value typically falls              securities can offer attractive     - During severe market downturns, the Fund has the
- Adverse market conditions may from     returns                               option of investing up to 100% of assets in high
  time to time cause the Fund to                                               quality short-term instruments
  take temporary defensive positions                                         - The adviser monitors interest rate trends, as well as
  that are inconsistent with its                                               geographic and demographic information related to
  principal investment strategies                                              mortgage-backed securities and mortgage prepayments
  and may hinder the Fund from
  achieving its investment objective
- Mortgage-backed and asset-backed
  securities (securities
  representing an interest in, or
  secured by, a pool of mortgages
  or other assets such as
  receivables) could generate
  capital losses or periods of low
  yields if they are paid off
  substantially earlier or later
  than anticipated

FOREIGN CURRENCIES
- Currency exchange rate movements     - Favorable exchange rate movements   - The Funds actively manage the currency exposure of
  could reduce gains or create           could generate gains or reduce        its foreign investments and may hedge a portion of
  losses                                 losses                                its foreign currency exposure into the U.S. dollar or
- Currency risks tend to be higher                                             other currencies which the adviser deems more
  in emerging markets                                                          attractive (see also "Derivatives")

SECURITIES LENDING
- When a Fund lends a security,        - A Fund may enhance income through   - The adviser maintains a list of approved borrowers
  there is a risk that the loaned        the investment of the collateral    - A Fund receives collateral equal to at least 100% of
  securities may not be returned         received from the borrower            the current value of securities loaned plus accrued
  if the borrower defaults                                                     interest
- The collateral will be subject                                             - The lending agents indemnify a Fund against borrower
  to the risks of the securities                                               default.
  in which it is invested                                                    - The adviser's collateral investment guidelines limit
                                                                               the quality and duration of collateral investment to
                                                                               minimize losses.
                                                                             - Upon recall, the borrower must return the securities
                                                                               loaned within the normal settlement period

POTENTIAL RISKS                        POTENTIAL REWARDS                     POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES
- Derivatives such as futures,         - Hedges that correlate well with     - The Funds use derivatives for hedging and tax and
  options, swaps and forward foreign     underlying positions can reduce or    risk management purposes (i.e., to establish or
  currency contracts(1) that are         eliminate losses at low cost          adjust exposure to particular securities, markets or
  used for hedging the portfolio or    - A Fund could make money and           currencies)
  specific securities may not fully      protect against losses if the       - The Funds only establish hedges that they expect will
  offset the underlying positions        investment analysis proves            be highly correlated with underlying positions
  and this could result in losses        correct                             - While the Funds may use derivatives that incidentally
  to a Fund that would not have        - Derivatives that involve leverage     involve leverage, they do not use them for the
  otherwise occurred                     could generate substantial gains      specific purpose of leveraging their portfolios
- Derivatives used for risk              at low cost
  management may not have the
  intended effects and may result
  in losses or missed opportunities
- The counterparty to a derivatives
  contract could default
- Derivatives that involve leverage
  could magnify losses
- Certain types of derivatives
  involve costs to the Funds which
  can reduce returns
- Derivatives may, for tax purposes,
  affect the character of gain and
  loss realized by a Fund,
  accelerate recognition of income
  to a Fund, affect the holding
  period of a Fund's assets and
  defer recognition of certain of a
  Fund's losses

ILLIQUID HOLDINGS
- A Fund could have difficulty         - These holdings may offer more       - No Fund may invest more than 15% of its net assets
  valuing these holdings precisely       attractive yields or potential        in illiquid holdings
- A Fund could be unable to sell         growth than comparable widely       - To maintain adequate liquidity, each Fund may hold
  these holdings at the time or          traded securities                     high quality short-term instruments and may borrow
  price it desires                                                             (including repurchase agreements and reverse
                                                                               repurchase agreements) from banks up to 33 1/3% of
                                                                               the value of its total assets

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
- When a Fund buys securities before   - A Fund can take advantage of        - Each Fund segregates liquid assets to offset
  issue or for delayed delivery, it      attractive transaction                leverage risk
  could be exposed to leverage risk      opportunities
  if it does not segregate liquid
  assets

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

POTENTIAL RISKS                        POTENTIAL REWARDS                     POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM TRADING
- Increased trading could raise a      - A Fund could realize gains in a     - The Funds will generally avoid short-term trading,
  Fund's brokerage and related cost      short period of time                  except to take advantage of attractive or unexpected
- Increased short-term capital gains   - A Fund could protect against          opportunities or to meet demands generated by
  distributions could raise              losses if a stock is overvalued       shareholder activity
  shareholders' income tax liability     and its value later falls           - The Funds' Portfolio Turnover Rates for the fiscal
                                                                               year ended 10/31/01 are listed below:
                                                                               Tax Aware International Opportunities Fund: 43% (for
                                                                               the fiscal period 4/30/01 through 10/31/01)
                                                                               Tax Aware Disciplined Equity Fund: 44%
                                                                               Tax Aware Enhanced Income Fund: 142%
                                                                               Tax Aware U.S. Equity Fund: 22%

CREDIT QUALITY - TAX AWARE ENHANCED INCOME FUND
- The default of an issuer would       - Investment-grade bonds have a       - The Fund maintains its own policies for balancing
  leave the Fund with unpaid             lower risk of default                 credit quality against potential yields and gains in
  interest or principal                                                        light of its investment goals
                                                                             - The adviser develops its own ratings of unrated
                                                                               securities and makes a credit quality determination
                                                                               for unrated securities

FOREIGN INVESTMENTS - TAX AWARE DISCIPLINED EQUITY AND TAX AWARE U.S. EQUITY FUNDS
- Currency exchange rate movements     - Favorable exchange rate             - Each Fund anticipates that its total foreign
  could reduce gains or create           movements could generate gains        investments will not exceed 20% of assets
  losses                                 or reduce losses                    - Each Fund actively manages the currency exposure of
- A Fund could lose money because of   - Foreign investments, which            its foreign investments relative to its benchmark,
  foreign government actions,            represent a major portion of the      and may hedge back into the U.S. dollar from time to
  political instability, or lack of      world's securities, offer             time (see also "Derivatives")
  adequate and accurate information      attractive potential performance
                                         and opportunities for
                                         diversification

FOREIGN INVESTMENTS - TAX AWARE ENHANCED INCOME FUND
- The Fund could lose money because    - Foreign bonds, which represent      - Foreign bonds may be a significant investment (25%
  of foreign government actions,         a major portion of the world's        of assets) for the Fund
  political instability, or lack of      fixed income securities, offer      - To the extent that the Fund invests in foreign bonds,
  adequate and accurate information      attractive potential                  it will hedge its currency exposure into the U.S.
- Currency exchange rate movements       performance and opportunities         dollar (see also "Derivatives")
  could reduce gains or create           for diversification
  losses                               - Favorable exchange rate
                                         movements could generate gains
                                         or reduce losses

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which are available upon request.

JPMORGAN FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND

                                                                                              4/30/01*
                                                                                               THROUGH
                                                                                              10/31/01
PER SHARE OPERATING PERFORMANCE:
------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                                         $   15.00

Income from Investment Operations:
   Net Investment Income (loss)                                                                   0.07^
   Net gains or losses in securities (both realized and unrealized)                              (2.64)
                                                                                             ---------
     Total from Investment Operations                                                            (2.57)
                                                                                             ---------
Less Distributions:
   From Net Investment Income                                                                       --
   From Net Realized Gain                                                                           --
                                                                                             ---------
     Total Distributions                                                                            --
                                                                                             ---------
Net Asset Value, End of Period                                                               $   12.43
                                                                                             ---------
TOTAL RETURN                                                                                   (17.13%)(b)
======================================================================================================
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (millions)                                                      $     176

RATIOS TO AVERAGE NET ASSETS:#
   Net Expenses                                                                                  1.00%
   Net Investment Income (loss)                                                                  1.09%
   Expenses without reimbursements                                                               1.33%
   Net investment income (loss) without reimbursements                                           0.76%
Portfolio Turnover Rate                                                                            43%(b)

*   Commencement of offering of class of shares.
^   Calculated based on average shares outstanding.
#   Short periods have been annualized.
(b) Not Annualized.

JPMORGAN TAX AWARE DISCIPLINED EQUITY FUND

                                                                                       YEAR ENDED                     1/30/97*
                                                                      --------------------------------------------     THROUGH
                                                                      10/31/01    10/31/00    10/31/99    10/31/98    10/31/97
PER SHARE OPERATING PERFORMANCE:
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $  18.87    $  18.19    $  14.71    $  12.08    $  10.00

Income from Investment Operations:
   Net Investment Income                                                  0.14        0.15        0.15        0.11        0.06
   Net gains or losses in securities (both realized and unrealized)      (4.57)       0.68        3.48        2.68        2.02
                                                                      --------    --------    --------    --------    --------
     Total from Investment Operations                                    (4.43)       0.83        3.63        2.79        2.08
                                                                      --------    --------    --------    --------    --------
Less Distributions:
   From Net Investment Income                                             0.08        0.15        0.15        0.16          --
   From Net Realized Gain                                                   --          --          --          --          --
                                                                      --------    --------    --------    --------    --------
     Total Distributions                                                  0.08        0.15        0.15        0.16          --
                                                                      --------    --------    --------    --------    --------
Net Asset Value, End of Period                                        $  14.36    $  18.87    $  18.19    $  14.71    $  12.08

TOTAL RETURN                                                           (23.55%)      4.54%      24.72%      23.26%      20.80%(b)
==============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
     Net Assets, End of Period (millions)                             $    313    $    478    $    341    $     90    $     12

RATIOS TO AVERAGE NET ASSETS:#
     Net Expenses                                                        0.55%       0.55%       0.55%       0.55%       0.55%
     Net investment income                                               0.77%       0.78%       0.94%       0.97%       1.19%
     Expenses without reimbursements                                     0.60%       0.59%       0.65%       1.02%       4.59%
     Net investment income without reimbursements                        0.72%       0.74%       0.84%       0.50%      (2.85%)
Portfolio turnover rate                                                    44%         51%         40%         57%         35%(b)

*   Commencement of offering of class of shares.
#   Short periods have been annualized.
(b) Not Annualized.

JPMORGAN TAX AWARE ENHANCED INCOME FUND

                                                                                   YEAR ENDED              4/16/99*
                                                                             ----------------------         THROUGH
                                                                             10/31/01^    10/31/00^       10/31/99^
PER SHARE OPERATING PERFORMANCE:
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                          $   9.95     $   9.95        $  10.00
Income from Investment Operations:
   Net Investment Income                                                          0.39         0.45            0.20
   Net gains or losses in securities (both realized and unrealized)               0.15           --           (0.05)
                                                                              --------     --------        --------
     Total from Investment Operations                                             0.54         0.45            0.15
                                                                              --------     --------        --------
Less Distributions:
   From Net Investment Income                                                     0.39         0.45            0.20
   From Net Realized Gain                                                           --           --              --
                                                                              --------     --------        --------
     Total Distributions                                                          0.39         0.45            0.20
Net Asset Value, End of Period                                                $  10.10     $   9.95        $   9.95

TOTAL RETURN                                                                     5.63%        4.55%           1.57%(b)
===================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (millions)                                          $    951     $    299        $    355

RATIOS TO AVERAGE NET ASSETS:#
     Net Expenses                                                                0.25%        0.25%           0.25%
     Net investment income                                                       3.80%        4.43%           4.01%
     Expenses without reimbursements                                             0.50%        0.50%           0.57%
     Net investment income without reimbursements                                3.55%        4.18%           3.69%
Portfolio turnover rate                                                           142%         172%             69%(b)

*   Commencement of offering of class of shares.
^ On August 17, 2001, the class underwent a reverse split of shares. Prior periods have been restated to reflect the split (1 to 5).
#   Short periods have been annualized.
(b) Not Annualized.

JPMORGAN TAX AWARE U.S. EQUITY FUND

                                                                                                 9/15/00*
                                                                                YEAR ENDED       THROUGH
                                                                                  10/31/01      10/31/00
PER SHARE OPERATING PERFORMANCE:
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                            $    14.73      $    15.00

Income from Investment Operations
   Net investment income                                                              0.08^           0.01^
   Net gains or losses in securities (both realized and unrealized)                  (3.55)          (0.28)
                                                                                ----------      ----------
     Total From Investment Operations                                                (3.47)          (0.27)
Less Distributions:
   From Net Investment Income                                                         0.11
   From Net Realized Gain                                                               --
     Total Distributions                                                              0.11              --
Net Asset Value, End of Period                                                  $    11.15      $    14.73

TOTAL RETURN                                                                       (23.67%)         (1.80%)(b)
==========================================================================================================
RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (millions)                                         $       12      $      --@

RATIO TO AVERAGE NET ASSETS:#
   Net Expenses                                                                      0.70%           0.70%
   Net Investment Income                                                             0.69%           0.51%
   Expenses without reimbursement                                                    0.93%           0.85%
   Net Investment Income without reimbursements                                      0.46%           0.36%
Portfolio Turnover Rate                                                                22%             15%(b)

*   Commencement of offering of class of shares.
^   Calculated based on average shares outstanding.
#   Short periods have been annualized.
(b) Not Annualized.
@   Amounts round to less than one million.

                      This page intentionally left blank.

HOW TO REACH US



MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request.

ANNUAL/SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Funds' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION
The SAI contains more detailed information about the Funds and its policies. It's incorporated by reference into this prospectus. That means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling 1 (800) 766-7722 or writing to:

JPMORGAN INSTITUTIONAL FUNDS
SERVICE CENTER
500 STANTON CHRISTIAN ROAD
NEWARK, DELAWARE 19713

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you're there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, D.C. 20549-0102
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the fund is also available on the SEC's website at http://www.sec.gov.



                        JPMorgan Funds Fulfillment Center
                                 393 Manley St.
                         West Bridgewater, MA 02379-1039

       The Investment Company Act File Nos. for JPMorgan Fleming Tax Aware International Opportunities Fund is 811-5151, for theJPMorgan Tax Aware
    Disciplined Equity Fund, JPMorgan Enhanced Income Fund, and JPMorgan Tax
                       Aware U.S. Equity Fund is 811-7795.

          (C)J.P. Morgan Chase &Co. All Rights Reserved. February 2002

                                                                   PR-TAI-302 X

PROSPECTUS FEBRUARY 28, 2002

JPMORGAN TAX AWARE FUNDS

SELECT CLASS SHARES

FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND

                                        THE SECURITIES AND EXCHANGE
                                        COMMISSION HAS NOT APPROVED OR
                                        DISAPPROVED OF THESE SECURITIES OR
                                        DETERMINED IF THIS PROSPECTUS IS
                                        TRUTHFUL OR COMPLETE. ANY
                                        REPRESENTATION TO THE CONTRARY IS
                                        A CRIMINAL OFFENSE.

                                        [JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS
Fleming Tax Aware International Opportunities Fund              1

Tax Aware Investing                                             5

The Fund's Management and Administration                        6

How Your Account Works                                          7

  Buying Fund Shares                                            7

  Selling Fund Shares                                           8

  Exchanging Fund Shares                                        8

  Distributions and Taxes                                       9

Risk and Reward Elements                                       11

How to Reach Us                                        Back cover

FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's main risks, please see pages 11-13.

THE FUND'S OBJECTIVE
The Fund seeks to provide high after-tax total return by investing in equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund's assets are invested primarily in equity securities of companies from developed countries other than the U.S., including Australia, Canada, Japan, New Zealand, the United Kingdom and most of the countries of western Europe. The Fund's assets also may be invested, to a limited extent, in equity securities of companies from emerging markets.

The Fund focuses on individual equity selection, emphasizing those equity securities that are ranked as undervalued according to the proprietary research of the Fund's adviser. The Fund is not constrained by capitalization, style or geographic limits and will be broadly diversified across industries. The Fund's country allocations and sector weightings may differ significantly from those of the Morgan Stanley Capital International (MSCI) All Country World (Free) Index (ex-U.S.), the Fund's benchmark. The Fund will invest substantially in securities denominated in foreign currencies and will actively seek to enhance returns where appropriate through managing currency exposure. Equity securities may include common stocks, preferred stocks, convertible securities and depository receipts.

The Fund seeks to reduce, but not eliminate, the taxes incurred by shareholders in connection with the Fund's investment income and realized capital gains. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting tax liability. This strategy often includes minimizing the sale of securities with large accumulated capital gains, holding securities long enough to avoid short-term capital gains taxes, selling shares with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income.

To protect against price declines in securities holdings with large accumulated capital gains, the Fund may use various hedging techniques (such as purchasing put options). By using these techniques rather than selling appreciated securities, the Fund seeks to reduce its exposure to price declines in the securities without realizing substantial gains under current tax law.

The Fund is managed in a tax-sensitive manner developed by its adviser.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.
- THE FUND MAY TRADE SECURITIES ACTIVELY, WHICH COULD INCREASE TRANSACTION COSTS (AND LOWER PERFORMANCE) AND INCREASE YOUR TAXABLE DIVIDENDS.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, J.P. Morgan Investment Management, Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser selects securities for the Fund's portfolio using its own investment process to determine which companies are most likely to provide high total return to shareholders. The adviser chooses the most attractive securities in each sector and builds the portfolio bottom up. Stocks in each industry are ranked with the help of fundamental valuations, then selected for investment. The adviser may adjust currency exposure to manage risks and enhance returns.

The adviser's investment process focuses on allocating assets by selecting securities and managing currency exposure. The Fund largely avoids using sector or market-timing strategies.

Through its extensive global equity research and analytical systems, the adviser seeks to generate an information advantage. Using fundamental analysis as well as macro-economic models, the adviser develops proprietary research on countries, companies and currencies.

In these processes, the analysts focus on a relatively long period rather than on near-term expectations alone.

The adviser buys and sells securities, using the research and valuation rankings as well as its assessment of other factors, including:

- catalysts that could trigger a change in a stock's price;

- potential reward compared to potential risk; and

- temporary mispricing caused by market overreactions

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of your investment in the Fund will fluctuate in response to movements in international stock markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in U.S. markets. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations.

In general, international investing involves higher risks than investing in U.S. markets, but offers attractive opportunities for diversification. Foreign markets tend to be more volatile than those of the U.S., and changes in currency exchange rates could reduce the Fund's performance. These risks are higher in emerging markets. To the extent that the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. However, the Fund does not typically use this strategy for its emerging markets currency exposure.

The Fund's tax aware strategies may reduce your taxable income but will not eliminate it. Maximizing after-tax returns may require trade-offs that reduce pre-tax returns.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
- ARE INDIVIDUALS THAT COULD BENEFIT FROM A STRATEGY THAT PURSUES RETURNS FROM AN AFTER-TAX PERSPECTIVE

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES
- ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA
- ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

THE FUND'S PAST PERFORMANCE
The Fund was recently organized on and therefore has no reportable performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund's Select Class Shares, and for comparison purposes, the performance of an appropriate broad-based index will also be included in the prospectus. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES
The estimated expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ESTIMATED ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

 MANAGEMENT FEES                                                         0.85
 DISTRIBUTION (RULE 12b-1) FEES                                          NONE
 SHAREHOLDER SERVICE FEES                                                0.25
 OTHER EXPENSES(1)                                                       0.32
 -------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                                1.42
 FEE WAIVER AND EXPENSE REIMBURSEMENTS(2)                               (0.17)
 -------------------------------------------------------------------------------
 NET EXPENSES(2)                                                         1.25
 -------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
    YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES TO REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.25% OF SELECT CLASS SHARES' AVERAGE DAILY NET ASSETS THROUGH 2/28/03.

EXAMPLE The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,
- 5% return each year, and
- net expenses through 2/28/03 and total operating expenses thereafter.

The example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.

                                1 YEAR     3 YEARS
--------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)     127        433
--------------------------------------------------

TAX AWARE INVESTING

TAX AWARE INVESTING
Most mutual funds focus on pre-tax returns and largely ignore shareholder tax considerations. By contrast, the Fund attempts to achieve high after-tax returns for shareholders by balancing investment considerations and tax considerations. The Fund seeks to achieve returns primarily in the form of price appreciation (which is not subject to current tax until the Fund sells the appreciated security). The Fund seeks to minimize income distributions and distributions of realized short-term gains (taxed as ordinary income). Among the techniques and strategies used in the tax-efficient management of the Fund are the following:

- investing primarily in lower-yielding growth stocks;

- employing a long-term approach to investing;

- attempting to minimize net realized short-term gains;

- when appropriate, selling stocks trading below their tax cost to realize losses;

- in selling appreciated stocks, selecting the most tax-favored share lots; and

- selectively using tax-advantaged hedging techniques as an alternative to taxable sales.

The Fund generally intends to pay redemption proceeds in cash; however, the Fund reserves the right at its sole discretion to pay redemptions over $250,000 in-kind.

An in-kind redemption payment can shield the Fund -- and other shareholders -- from tax liabilities that might otherwise be incurred if the Fund had to sell portfolio securities in order to satisfy redemptions.

Investors can expect the Fund generally to distribute a smaller percentage of returns each year than most other equity mutual funds. There can be no assurance, however, that taxable distributions can always be avoided.

THE FUND'S MANAGEMENT AND ADMINISTRATION

The Fund is a series of Mutual Fund Group, a Massachusetts business trust. The trust is governed by the trustee who is responsible for overseeing all business activities.

THE FUND'S INVESTMENT ADVISER
JPMIM is the investment adviser for the Fund and makes the day-to-day investment decisions for it. The adviser is located at 522 5th Avenue, New York, NY 10036. JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

PORTFOLIO MANAGERS

The portfolio management team is led by Andrew Cormie, Managing Director, who has been an international equity portfolio manager since 1977 and employed by the adviser since 1984 and; Nigel F. Emmett, Vice President, who has been on the International Equity team since joining JPMorgan Chase (or one of its predecessors) in August of 1997. Previously, Mr. Emmett was an assistant manager at Brown Brothers Harriman and Co. and a portfolio manager at Gartmore Investment Management. Prior to joining the team,

THE FUND'S ADMINISTRATOR

JPMorgan Chase Bank (Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a PRO RATA portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Fund has agreements with certain shareholder servicing agents (including JPMorgan Chase Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Select Class Shares held by investors serviced by the shareholder servicing agent.

The adviser and/or distributor may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUND'S DISTRIBUTOR
J.P. Morgan Fund Distributors Inc. (JPMFD), is the distributor for the Fund. JPMFD is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You don't pay any sales charge (sometimes called a load) when you buy Select Class Shares in this Fund. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything a particular Fund owns, minus everything it owes, divided by the number of shares held by investors. The Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange (NYSE). You'll pay the next NAV calculated after the JPMorgan Fund Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

YOU CAN BUY SHARES IN ONE OF TWO WAYS:

THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM:
Tell your representative or firm you want to buy shares in the Fund and he or she will contact us. Your representative or firm may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives or firms charge a single fee that covers all services. Your representative or firm may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782
Or

Complete the application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the NYSE, we will process your order at that day's price. All purchases of Select Class Shares must be paid by 4:00 p.m. Eastern time on the settlement date or the order will be canceled. Any funds received in connection with late orders will be invested on the following business day.

You must provide a Taxpayer Identification Number when you open an account. The Fund has the right to refuse any purchase order or to cease offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash or checks from a third party. You cannot sell your shares until your check clears, which could take 15 calendar after such shares were purchased. If you buy through an Automated Clearing House, you can not sell your shares until the payment clears. This could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Fund. Orders by wire will be canceled if the JPMorgan Funds Service Center doesn't receive payment by

4:00 p.m. Eastern time on the settlement date.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays.

MINIMUM INVESTMENTS

Investors must buy a minimum of $1,000,000 worth of Select Class Shares in the Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Select Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment may be less for certain investors. Current shareholders of Select Class Shares who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Class Chares of this and other funds without regard to this minimum.

SELLING FUND SHARES
You can sell your shares on any day the JPMorgan Funds Service Center is open for trading, either directly to the Fund or through your investment representatives. You'll receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must receive your request before the close of regular trading on the NYSE.

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. We will not accept an order to sell shares if the Fund has not collected your payment for the shares. Federal law allows the Fund to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.

You may sell your shares in two ways:

THROUGH YOUR FINANCIAL SERVICE FIRMS
Tell your firm which Fund you want to sell. They'll send all necessary documents to the JPMorgan Funds Service Center.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782. We'll send the proceeds by wire only to the bank account on our records.

REDEMPTIONS-IN-KIND
The Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES
You can exchange your Select Class Shares for shares of the same class in certain other JPMorgan Funds. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Funds you want to buy before making an exchange.
Call 1-800-348-4782 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information (SAI) to find out more about the exchange privilege.

EXCHANGING BY PHONE
You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUND

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We'll give you 60 days' notice before closing your account. This restriction does not apply to shareholders who hold Select Shares as a result of the reorganization of certain JPMorgan Funds in September 2001.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at time of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

Please write to:

JPMorgan Funds Service Center
P.O.Box 219392
Kansas City, MO 64121-9392

The Fund may issue multiple classes of shares. This prospectus relates only to Select Class Shares of the Fund. Each class may have different requirements for who may invest. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES
The Fund can earn income and it can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund typically pays ordinary income dividend once a year. Capital gains, if any, are distributed once a year by the Fund. The Fund may decide to make more or fewer distributions in a given year.

You have three options for your distributions. You may:

- reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Investment income received by the Fund from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of Fund's assets at the close of its taxable year will be in securities of foreign corporations, the Fund may elect to "pass through" to its shareholders the foreign taxes that it paid.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number will be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

RISK AND REWARD ELEMENTS

This table identifies the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.

====================================================================================================================================
 POTENTIAL RISKS               POTENTIAL REWARDS                          POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
 MANAGEMENT CHOICES
 - The Fund could              - The Fund could outperform its            - The adviser focuses its active
   underperform its              benchmark due to these same choices        management on securities selection, the
   benchmark due to its                                                     area where it believes its commitment to
   securities and asset                                                     research can most enhance returns
   allocation choices
------------------------------------------------------------------------------------------------------------------------------------
 MARKET CONDITIONS
 - The Fund's share price      - Stocks have generally outperformed       - Under normal circumstances, the Fund plans to remain
   and performance will          more stable investments (such as           fully invested, with at least 65% in equities; equity
   fluctuate in response to      bonds and each equivalents) over           investments may include convertible securities,
   stock market movements        the long term                              preferred stocks, depositary receipts (such as American
 - The Fund could lose money   - Foreign investments, which                 Depositary Receipts (ADRs) and European Depositary
   because of foreign            represent a major portion of the           Receipts (EDRs)), trust or partnership interests,
   government actions,           world's securities, offer                  warrants, rights, and investment company securities
   political instability, or     attractive potential performance         - The Fund seeks to limit risk and enhance performance
   lack of adequate and/or       and opportunities for                      through active management and diversification
   accurate information          diversification                          - During severe market downturns, the Fund has the option
 - Investment risks tend to    - Emerging markets can offer higher          of investing up to 100% of assets in investment-grade
   be higher in emerging         returns                                    short-term instruments
   markets. These markets
   also present higher
   liquidity and valuation
   risks
 - Adverse market conditions
   may from time to time
   cause the Fund to take
   temporary defensive
   positions that are
   inconsistent with its
   principal investment
   strategies and may hinder
   the Fund from achieving
   its investment objective

                                       11

====================================================================================================================================
 POTENTIAL RISKS               POTENTIAL REWARDS                          POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
 FOREIGN CURRENCIES
 - Currency exchange rate      - Favorable exchange rate movements        - The Fund actively manages the currency exposure of its
   movements could reduce        could generate gains or reduce             foreign investments and may hedge a portion of its
   gains or create losses.       losses                                     foreign currency exposure into the U.S. dollar or other
 - Currency risks tend to be                                                currencies which the adviser deems more attractive (see
   higher in emerging                                                       also "Derivatives")
   markets
------------------------------------------------------------------------------------------------------------------------------------
 SECURITIES LENDING
 - When the Fund lends a       - The Fund may enhance income through      - The adviser maintains a list of approved borrowers
   security, there is a risk     the investment of the collateral         - The Fund receives collateral equal to at least 100% of
   that the loaned               received from the borrower                 the current value of securities loaned plus accrued
   securities may not be                                                    interest
   returned if the borrower                                               - The lending agents indemnify the Fund against borrower
   defaults                                                                 default.
 - The collateral will be                                                 - The adviser's collateral investment guidelines limit
   subject to the risks of                                                  the quality and duration of collateral investment to
   the securities in which                                                  minimize losses
   it is invested                                                         - Upon recall, the borrower must return the securities
                                                                            loaned within the normal settlement period

                                       12

====================================================================================================================================
 POTENTIAL RISKS               POTENTIAL REWARDS                          POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
 DERIVATIVES
 - Derivatives such as         - Hedges that correlate well with          - The Fund uses derivatives, such as futures, options,
   futures, options, swaps       underlying positions can reduce or         swaps, and forward foreign currency contracts, for
   and forward foreign           eliminate losses at low cost               hedging and tax and risk management purposes (i.e., to
   currency contracts1 that    - The Fund could make money and              establish or adjust exposure to particular securities,
   are used for hedging the      protect against losses if the              markets or currencies)
   portfolio or specific         investment analysis proves correct       - The Fund only establish hedges that it expects will be
   securities may not fully    - Derivatives that involve leverage          highly correlated with underlying positions
   offset the underlying         could generate substantial gains at      - While the Fund may use derivatives that incidentally
   positions and this could      low cost                                   involve leverage, it does not use them for the specific
   result in losses to the                                                  purpose of leveraging its portfolios
   Fund that would not have
   otherwise occurred
 - Derivatives used for risk
   management may not have
   the intended effects and
   may result in losses or
   missed opportunities
 - The counterparty to a
   derivatives contract
   could default
 - Derivatives that involve
   leverage could magnify
   losses
 - Certain types of
   derivatives involve costs
   to the Fund which can
   reduce returns
 - Derivatives may, for tax
   purposes, affect the
   character of gain and
   loss realized by the
   Fund, accelerate
   recognition of income to
   the Fund, affect the
   holding period of the
   Fund's assets and defer
   recognition of certain of
   the Fund's losses
------------------------------------------------------------------------------------------------------------------------------------
 ILLIQUID HOLDINGS
 - The Fund could have         - These holdings may offer more            - The Fund may not invest more than 15% of its net assets
   difficulty valuing these      attractive yields or potential             in illiquid holdings
   holdings precisely            growth than comparable widely            - To maintain adequate liquidity, the Fund may hold
 - The Fund could be unable to   traded securities                          investment-grade short-term instruments and may borrow
   sell these holdings at                                                   (including repurchase agreements and reverse repurchase
   the time or price it                                                     agreements) from banks up to 33 1/3% of the value of
   desires                                                                  its total assets
------------------------------------------------------------------------------------------------------------------------------------
 WHEN-ISSUED AND DELAYED
 DELIVERY SECURITIES
 - When the Fund buys          - The Fund can take advantage of           - The Fund segregates liquid assets to offset leverage
   securities before issue       attractive transaction                     risk
   or for delayed delivery,      opportunities
   it could be exposed to
   leverage risk if it does
   not segregate liquid
   assets
------------------------------------------------------------------------------------------------------------------------------------
 SHORT-TERM TRADING
 - Increased trading could     - The Fund could realize gains in a        - The Fund will generally avoid short-term trading,
   raise the Fund's              short period of time                       except to take advantage of attractive or unexpected
   brokerage and related       - The Fund could protect against             opportunities or to meet demands generated by
   costs.                        losses if a stock is overvalued and        shareholder activity
 - Increased short-term          its value later falls
   capital gains
   distributions could raise
   shareholders' income tax
   liability

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                       This page intentionally left blank.

     HOW TO REACH US

MORE INFORMATION
For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION
The SAI contains more detailed information about the fund and its policies. It's incorporated by reference into this prospectus. That means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1 (800) 348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you're there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, D.C. 20549-0102
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the fund is also available on the SEC's website at http://www.sec.gov.

                       JPMorgan Funds Fulfillment Center
                                393 Manley Street
                         West Bridgewater, MA 02379-1039

            The Fund's Investment Company Act File No. is 811-5151.

          (c)J.P. Morgan Chase & Co. All Rights Reserved. February 2002

                                                                    PR-TAIOS-302

                                 JPMORGAN FUNDS

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION
                                                               FEBRUARY 28, 2002

                               MUTUAL FUND GROUP

                   JPMORGAN FLEMING INTERNATIONAL GROWTH FUND
                          JPMORGAN FLEMING JAPAN FUND
                      JPMORGAN FLEMING PACIFIC REGION FUND
                         JPMORGAN FLEMING EUROPEAN FUND

                   522 FIFTH AVENUE, NEW YORK, NEW YORK 10036

    This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Prospectuses offering shares of the Funds. This Statement of Additional Information should be read in conjunction with the Prospectuses dated February 28, 2002, offering shares of JPMorgan Fleming European Fund, JPMorgan Fleming International Growth Fund, JPMorgan Fleming Pacific Region Fund and JPMorgan Fleming Japan Fund. Any reference to a "Prospectus" in this Statement of Additional Information is a reference to the foregoing Prospectuses. Copies of the Prospectus may be obtained by an investor without charge by contacting Fund Distributors, Inc., the Funds' distributor (the "Distributor") at 1211 Avenue of the Americas, 41st Floor, New York, NY 10036.

    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

    For more information about the Funds and financial statements, simply call or write the JPMorgan Funds Service Center at:

    Select, Class A, Class B and Class C       Institutional Shares:
      Shares:

    JPMorgan Funds Service Center              JPMorgan Institutional
    P.O Box 219392                             Funds Service Center
    Kansas City, MO 64121-9392                 500 Stanton Christiana Road
    1-800-348-4782                             Newark, DE 19713
                                               1-800-766-7722

                                                                 SAI-FINTMFG-302

TABLE OF CONTENTS                                   PAGE
--------------------------------------------------------

The Funds.........................................    3
Investment Policies and Restrictions..............    3
Performance Information...........................   21
Net Asset Value...................................   26
Purchases, Redemptions and Exchanges..............   27
Distributions; Tax Matters........................   32
Management of the Trust and the Funds.............   37
Independent Accountants...........................   53
Certain Regulatory Matters........................   53
General Information...............................   54
Appendix A--Description of Certain Obligations
  Issued or Guaranteed by U.S. Government Agencies
  or Instrumentalities............................  A-1
Appendix B--Description of Ratings................  B-1

                                   THE FUNDS

    Mutual Fund Group (the "Trust") is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 11, 1987. The Trust presently consists of separate series, including the JPMorgan Fleming European Fund, JPMorgan Fleming International Growth Fund, JPMorgan Fleming Japan Fund and JPMorgan Fleming Pacific Region Fund (collectively, the "Funds"). Certain of the Funds are non-diversified, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The shares of the Funds are collectively referred to in this Statement of Additional Information as the "Shares." The Trustees of the Trust have authorized the issuance and sale of up to five classes of each Fund:
Institutional Class, Select Class, Class A, Class B and Class C Shares. Currently, only the Class A and Class B Shares of the Fleming Japan Fund and Class A, Class B, Class C, Institutional Class and Select Class Shares of the Fleming European Fund are being offered.

    The Board of Trustees of the Trust provides broad supervision over the affairs of the Trust including the Funds. J.P. Morgan Fleming Asset Management
(USA) Inc. ("JPMFAM" or the "Adviser") is the investment adviser for the Funds. JPMorgan Chase Bank ("Morgan") serves as the Trust's administrator (the "Administrator") and supervises the overall administration of the Trust, including the Funds. A majority of the Trustees of the Trust are not affiliated with the Adviser or sub-advisers.

    Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, Morgan, an affiliate of the Adviser or any other bank. Shares of the Funds are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

    Effective February 28, 2001, the following Funds were renamed with the approval of the Board of Trustees of the Trust:

NEW NAME                                            FORMER NAME
--------                                            -----------
JPMorgan Fleming International Growth Fund          Chase Vista International Growth Fund
  (International Growth Fund)
JPMorgan Fleming Pacific Region Fund                Chase Vista Pacific Region Fund
  (Pacific Region Fund)
JPMorgan Fleming Japan Fund (Japan Fund)            Chase Vista Japan Fund
JPMorgan Fleming European Fund (European Fund)      Chase Vista European Fund

                      INVESTMENT POLICIES AND RESTRICTIONS

                              INVESTMENT POLICIES

    The Prospectuses set forth the various investment policies applicable to each Fund. The following information supplements and should be read in conjunction with the related sections of each Prospectus.

    U.S. GOVERNMENT SECURITIES. U.S. government securities include (1) U.S. Treasury obligations, which generally differ only in their interest rates, maturities and times of issuance, including U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow any amount listed to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. government to purchase certain obligations of the U.S. government agency or instrumentality or (d) the credit of the agency or instrumentality. Agencies and instrumentalities of the U.S. government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association, United States Postal

Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. government. Certain U.S. government securities, including U.S. Treasury bills, notes and bonds, Government National Mortgage Association certificates and Federal Housing Administration debentures, are supported by the full faith and credit of the United States. Other U.S. government securities are issued or guaranteed by federal agencies or government sponsored enterprises and are not supported by the full faith and credit of the United States. These securities include obligations that are supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Banks, and obligations that are supported by the creditworthiness of the particular instrumentality, such as obligations of the Federal National Mortgage Association or Federal Home Loan Mortgage Corporation. Agencies and instrumentalities issuing such obligations include the Farm Credit System Financial Assistance Corporation, the Federal Financing Bank, The General Services Administration, Federal Home Loan Banks, the Tennessee Valley Authority and the Student Loan Marketing Association. For a description of certain obligations issued or guaranteed by U.S. government agencies and instrumentalities, see Appendix A.

    In addition, certain U.S. government agencies and instrumentalities issue specialized types of securities, such as guaranteed notes of the Small Business Administration, Federal Aviation Administration, Department of Defense, Bureau of Indian Affairs and Private Export Funding Corporation, which often provide higher yields than are available from the more common types of government-backed instruments. However, such specialized instruments may only be available from a few sources, in limited amounts, or only in very large denominations; they may also require specialized capability in portfolio servicing and in legal matters related to government guarantees. While they may frequently offer attractive yields, the limited-activity markets of many of these securities means that, if a Fund were required to liquidate any of them, it might not be able to do so advantageously; accordingly, each Fund investing in such securities intends normally to hold such securities to maturity or pursuant to repurchase agreements, and would treat such securities (including repurchase agreements maturing in more than seven days) as illiquid for purposes of its limitation on investment in illiquid securities.

    BANK OBLIGATIONS. Investments in bank obligations are limited to those of U.S. banks (including their foreign branches) which have total assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings and Loan Insurance Fund of the Federal Deposit Insurance Corporation, and foreign banks (including their U.S. branches) having total assets in excess of $1 billion (or the equivalent in other currencies), and such other U.S. and foreign commercial banks which are judged by the advisers to meet comparable credit standing criteria.

    Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of United States banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

    Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Investors should also be aware that securities of foreign banks and foreign branches of United States banks may involve foreign investment risks in addition to those relating to domestic bank obligations. These investment risks may involve, among other considerations, risks relating to future political and economic developments, more limited liquidity of foreign obligations than comparable domestic obligations, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls or other restrictions. There also may be less publicly available information concerning foreign issuers, difficulties in obtaining or enforcing a judgment against a foreign issuer (including branches) and differences in accounting, auditing and financial reporting standards and practices from those applicable to U.S. issuers. In addition, foreign banks are also not subject to regulations comparable to U.S. banking regulations. Certain national policies may also impede the investment opportunities of the Funds in other ways, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

    FOREIGN SECURITIES. For purposes of a Fund's investment policies, an issuer of a security may be deemed to be located in a particular country if (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50 percent of its revenue or profits from such country or has at least 50 percent of its assets situated in such country.

    DEPOSITARY RECEIPTS. Each Fund may invest its assets in securities of multinational companies in the form of American Depositary Receipts or other similar securities representing securities of foreign issuers, such as European Depositary Receipts, Global Depositary Receipts and other similar securities representing securities of foreign issuers (collectively, "Depositary Receipts"). The Funds treat Depositary Receipts as interests in the underlying securities for purposes of their investment policies. Unsponsored Depositary Receipts may not carry comparable voting rights to sponsored Depositary Receipts, and a purchaser of unsponsored Depositary Receipts may not receive as much information about the issuer of the underlying securities as with a sponsored Depositary Receipt.

    COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

    SUPRANATIONAL OBLIGATIONS. The Funds may invest in supranational obligations. Supranational organizations include organizations such as The World Bank, which was chartered to finance development projects in developing member countries; the European Union, which is a fifteen-nation organization engaged in cooperative economic activities; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations of the Asian and Pacific regions.

    MONEY MARKET INSTRUMENTS. Each Fund may invest in cash or high-quality, short-term money market instruments. These may include U.S. government securities, commercial paper of domestic and foreign issuers and obligations of domestic and foreign banks. Investments in foreign money market instruments may involve certain risks associated with foreign investment.

    CORPORATE REORGANIZATIONS. In general securities that are subject to a tender or exchange offer or proposal to sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. The increased market price of these securities may also discount what the stated or appraised value of the security would be if the contemplated action were approved or consummated. These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the advisers that must apprise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress. Investments in reorganization securities may tend to increase the turnover ratio of a Fund and increase its brokerage and other transaction expenses.

    LOAN PARTICIPATIONS. The Funds may invest in participations in fixed and floating rate loans arranged through private negotiations between a borrower and one or more financial institutions. The Funds may have difficulty disposing of participations because to do so it will have to assign such securities to a third party. Because there is no established secondary market for such securities, the Funds anticipate that such securities could be sold only to a limited number of institutional investors. The lack of an established secondary market may have an adverse impact on the value of such securities and the Funds' ability to dispose of particular assignments or participations when necessary to meet the Funds' liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. When investing in a participation, the Funds will typically have the right to receive payments only from the lender, and not from the borrower itself, to the extent the lender receives payments from the borrower. Accordingly, the Funds may be subject to the credit risk of both the borrower and the lender. The lack of an established secondary market for assignments and participations also may make it more difficult for the Funds to assign a value to these securities for purposes of valuing the Funds' portfolio and calculating its net asset value. The Funds will not invest more than 15% of the value of their net assets in participations and assignments that are illiquid, and in other illiquid securities.

    BRADY BONDS. The Funds may invest in Brady Bonds. The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds, called Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Brady Bonds issued to date generally have maturities of between 15 and 30 years from the date of issuance. The Funds may invest in Brady Bonds of countries that have been issued to date, as well as those which may be issued in the future.

    Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the Funds will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). The Funds may purchase Brady Bonds with no or limited collateralization and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

    REPURCHASE AGREEMENTS. A Fund will enter into repurchase agreements with brokers, dealers or banks that meet the Adviser's credit guidelines, and only if fully collateralized by securities in which such Fund is permitted to invest. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase the instrument and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This procedure results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. All repurchase agreements entered into by a Fund will be fully collateralized at all times during the period of the agreement in that the value of the underlying security will be at least equal to 100% of the amount of the loan, including the accrued interest thereon, and the Fund or its custodian or sub-custodian will have possession of the collateral. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been conclusively established. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by a Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by a Fund. Repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by a Fund. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds' restrictions on purchases of illiquid securities. Repurchase agreements are also subject to the risks described below with respect to stand-by commitments.

    REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve sales of portfolio securities of a Fund to member banks of the Federal Reserve System or securities dealers believed creditworthy. Concurrently, a Fund agrees to repurchase the same securities at a later date at a fixed price which is generally equal to the original sales price plus interest. A Fund retains record ownership and the right to receive interest and principal payments on the portfolio security involved.

    FORWARD COMMITMENTS. The Funds may purchase securities on a forward commitment basis. In order to invest a Fund's assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission concerning such purchases. Since that policy currently recommends that an amount of the respective Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a separate account of such Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of such Fund's commitments will be established at such Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the respective Fund.

    Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund's portfolio are subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund's payment obligations). Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Fund from recovering the collateral or completing the transaction.

    To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.

    INVESTMENT GRADE DEBT SECURITIES. Each Fund may invest in investment grade debt securities. Investment grade debt securities are securities that are rated in the category BBB or higher by Standard & Poor's Corporation ("S&P"), Baa or higher by Moody's Investors Service, Inc. ("Moody's"), rated at an equivalent level by another national rating organization or, if unrated, determined by the advisers to be of comparable quality.

    INDEXED INVESTMENTS. The Funds may invest in instruments which are indexed to certain specific foreign currency exchange rates. The terms of such instruments may provide that their principal amounts or just their coupon interest rates are adjusted upwards or downwards (but not below zero) at maturity or on established coupon payment dates to reflect changes in the exchange rate between two or more currencies while the obligation is outstanding. Such indexed investments entail the risk of loss of principal and/or interest paymnents from currency movements in addition to principal risk, but offer the potential for realizing gains as a result of changes in foreign currency exchange rates.

    WARRANTS AND RIGHTS. Warrants basically are options to purchase equity securities at a specified price for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuer to shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

    SECURITIES LOANS. To the extent specified in the Prospectus, each Fund is permitted to lend its securities to broker-dealers and other institutional investors in order to genereate additional income. Such loans of portfolio securities may not exceed 33 1/3% of the value of a Fund's total assets. In connection with such loans, a Fund will receive collateral consisting of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by financial institutions. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value plus accrued interest of the securities loaned. A Fund can increase its income through the investment of such collateral. A Fund continues to be entitled to the interest payable or any dividend-equivalent payments received on a loaned security, and, in addition, to receive interest on the amount of the loan. However, the receipt of any dividend-equivalent payments by a Fund on a loaned security from the borrower will not qualify for the dividends-received deduction. Such loans will be terminable at ay time upon specified notice. A Fund might experience risk of loss if the institutions with which it has engaged in portfolio loan transactions breach their agreements with such Fund. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower experience financial difficulty. Loans will be made only to firms deemed by the advisers to be of good standing and will not be made unless, in the judgment of the Adviser, the considerations to be earned from such loans justifies the risk.

    OTHER INVESTMENT COMPANIES. Apart from being able to invest all of their investable assets in another investment company having substantially the same investment objectives and policies, each Fund may invest up to 10% of its total assets in shares of other investment companies when consistent with its investment objective and policies, subject to applicable regulatory limitations. For purpose of this restriction, a Mauritius Company will not be considered an investment company. Additional fees may be charged by other investment companies.

    The Securities and Exchange Commission ("SEC") has granted the Funds an exemptive order permitting them to invest their uninvested cash in any affiliated money market funds. The order sets the following conditions: (1) a Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its advisory fee from the Fund in an amount sufficient to offset any doubling up of investment advisory, shareholder servicing and administrative fees.

    ILLIQUID SECURITIES. For purposes of its limitation on investments in illiquid securities, each Fund may elect to treat as liquid, in accordance with procedures established by the Board of Trustees, certain investments in restricted securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") and commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale of Section 4(2) paper by the purchaser must be in an exempt transaction.

    One effect of Rule 144A and Section 4(2) is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities or Section 4(2) paper will develop or be maintained. The Trustees have adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A and Section 4(2) paper are liquid or illiquid for purposes of the limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Trustees have delegated to the Adviser the determination as to whether a particular instrument is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security.

    STAND-BY COMMITMENTS. When a Fund purchases securities it may also acquire stand-by commitments with respect to such securities. Under a stand-by commitment, a bank, broker-dealer or other financial institution agrees to purchase at a Fund's option a specified security at a specified price.

    The stand-by commitments that may be entered into by the Funds are subject to certain risks, which include the ability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by a Fund, and that the maturity of the underlying security will generally be different from that of the commitment.

    FLOATING AND VARIABLE RATE SECURITIES; PARTICIPATION CERTIFICATES. Floating and variable rate demand instruments permit the holder to demand payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. Investments by the Funds in floating or variable rate securities normally will involve industrial development or revenue bonds that provide for a periodic adjustment in the interest rate paid on the obligation and may, but need not, permit the holder to demand payment as described above. While there is usually no established secondary market for issues of these types of securities, the dealer that sells an issue of such security frequently will also offer to repurchase the securities at any time at a repurchase price which varies and may be more or less than the amount the holder paid for them.

    The terms of these types of securities provide that interest rates are adjustable at intervals ranging from daily to up to six months and the adjustments are based upon the prime rate of a bank or other short-term rates, such as Treasury Bills or LIBOR (London Interbank Offered Rate), as provided in the respective instruments. The Funds will decide which floating or variable rate securities to purchase in accordance with procedures prescribed by Board of Trustees of the Trust in order to minimize credit risks.

    The securities in which the Funds may be invested include participation certificates, issued by a bank, insurance company or other financial institution, in securities owned by such institutions or affiliated organizations ("Participation Certificates"). A Participation Certificate gives a Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security and generally provides the demand feature described below. Each Participation Certificate is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation) or insurance policy of an insurance company that the Board of Trustees of the Trust has determined meets the prescribed quality standards for a particular Fund.

    A Fund may have the right to sell the Participation Certificate back to the institution and draw on the letter of credit or insurance on demand after the prescribed notice period, for all or any part of the full principal amount of the Fund's participation interest in the security, plus accrued interest. The institutions issuing the Participation Certificates would retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the Participation Certificates were purchased by a Fund. The total fees would generally range from 5% to 15% of the applicable prime rate or other short-term rate index. With respect to insurance, a Fund will attempt to have the issuer of the Participation Certificate bear the cost of any such insurance, although the Funds retain the option to purchase insurance if deemed appropriate. Obligations that have a demand feature permitting a Fund to tender the obligation to a foreign bank may involve certain risks associated with foreign investment. A Fund's ability to receive payment in such circumstances under the demand feature from such foreign banks may involve certain risks such as future political and economic developments, the possible establishments of laws or restrictions that might adversely affect the payment of the bank's obligations under the demand feature and the difficulty of obtaining or enforcing a judgment against the bank.

    The adviser has been instructed by the Board of Trustees to monitor on an ongoing basis the pricing, quality and liquidity of the floating and variable rate securities held by the Funds, including Participation Certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Funds may subscribe. Although these instruments may be sold by a Fund, it is intended that they be held until maturity. Participation Certificates will only be purchased by a Fund if, in the opinion of counsel to the issuer, interest income on such instruments will be tax-exempt when distributed as dividends to shareholders of such Fund.

    Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have seen wide fluctuations in interest rates, particularly "prime rates" charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the floating or variable rate nature of the underlying floating or variable rate securities should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed rate securities. A Fund's portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such floating or variable rate securities may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the floating or variable rate securities is made in relation to movements of the applicable banks' "prime rates" or other short-term rate adjustment indices, the floating or variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

    The maturity of variable rate securities is deemed to be the longer of (i) the notice period required before a Fund is entitled to receive payment of the principal amount of the security upon demand or (ii) the period remaining until the security's next interest rate adjustment. If variable rate securities are not redeemed through the demand feature, they mature on a specified date which may range up to thirty years from the date of issuance.

    ZERO COUPON AND STRIPPED OBLIGATIONS. The principal and interest components of United States Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the United States Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of United States Treasury bills with comparable maturities.

    Zero coupon obligations are sold at a substantial discount from their value at maturity and, when held to maturity, their entire return, which consists of the amortization of discount, comes from the

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difference between their purchase price and maturity value. Because interest on a zero coupon obligation is not distributed on a current basis, the obligation tends to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying securities with similar maturities. The value of zero coupon obligations appreciates more than such ordinary interest-paying securities during periods of declining interest rates and depreciates more than such ordinary interest-paying securities during periods of rising interest rates. Under the stripped bond rules of the Internal Revenue Code of 1986, as amended, investments in zero coupon obligations will result in the accrual of interest income on such investments in advance of the receipt of the cash corresponding to such income.

    Zero coupon securities may be created when a dealer deposits a U.S. Treasury or federal agency security with a custodian and then sells the coupon payments and principal payment that will be generated by this security separately. Proprietary receipts, such as Certificates of Accrual on Treasury Securities, Treasury Investment Growth Receipts and generic Treasury Receipts, are examples of stripped U.S. Treasury securities separated into their component parts through such custodial arrangements.

       ADDITIONAL POLICIES REGARDING DERIVATIVE AND RELATED TRANSACTIONS

    INTRODUCTION. As explained more fully below, the Funds may employ derivative and related instruments as tools in the management of portfolio assets. Put briefly, a "derivative" instrument may be considered a security or other instrument which derives its value from the value or performance of other instruments or assets, interest or currency exchange rates, or indexes. For instance, derivatives include futures, options, forward contracts, structured notes and various other over-the-counter instruments.

    Like other investment tools or techniques, the impact of using derivatives strategies or similar instruments depends to a great extent on how they are used. Derivatives are generally used by portfolio managers in three ways: First, to reduce risk by hedging (offsetting) an investment position. Second, to substitute for another security particularly where it is quicker, easier and less expensive to invest in derivatives. Finally, to speculate or enhance portfolio performance. When used prudently, derivatives can offer several benefits, including easier and more effective hedging, lower transaction costs, quicker investment and more profitable use of portfolio assets. However, derivatives also have the potential to significantly magnify risks, thereby leading to potentially greater losses for a Fund.

    Each Fund may invest its assets in derivative and related instruments subject only to the Fund's investment objective and policies and the requirement that the Fund maintain segregated accounts consisting of liquid assets, such as cash, U.S. government securities, or other high-grade debt obligations (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under such instruments with respect to positions where there is no underlying portfolio asset so as to avoid leveraging the Fund.

    The value of some derivative or similar instruments in which the Funds invest may be particularly sensitive to changes in prevailing interest rates or other economic factors, and--like other investments of the Funds--the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the advisers to forecast interest rates and other economic factors correctly. If the advisers accurately forecast such factors and have taken positions in derivative or similar instruments contrary to prevailing market trends, the Funds could be exposed to the risk of a loss. The Funds might not employ any or all of the strategies described herein, and no assurance can be given that any strategy used will succeed.

    Set forth below is an explanation of the various derivatives strategies and related instruments the Funds may employ along with risks or special attributes associated with them. This discussion is intended to supplement the Funds' current prospectuses as well as provide useful information to prospective investors.

    RISK FACTORS. As explained more fully below and in the discussions of particular strategies or instruments, there are a number of risks associated with the use of derivatives and related instruments. There can be no guarantee that there will be a correlation between price movements in a hedging vehicle and in the portfolio assets being hedged. An incorrect correlation could result in a loss on both the hedged assets in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. The advisers may accurately forecast interest rates, market values or other economic factors in utilizing a derivatives strategy. In such a case, the Fund may have been in a better position had it not entered into such strategy. Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. In other words, hedging usually limits both potential losses as well as potential gains. Strategies not involving hedging may increase the risk to a Fund. Certain strategies, such as yield enhancement, can have speculative characteristics and may result in more risk to a Fund than hedging strategies using the same instruments. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out an option, futures contract or other derivative or related position. Many exchanges and boards of trade limit the amount of fluctuation permitted in option or futures contract prices during a single day; once the daily limit has been reached on particular contract, no trades may be made that day at a price beyond that limit. In addition, certain instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Finally, over-the-counter instruments typically do not have a liquid market. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position. Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in these markets. In certain instances, particularly those involving over-the-counter transactions, forward contracts there is a greater potential that a counterparty or broker may default or be unable to perform on its commitments. In the event of such a default, a Fund may experience a loss.

    SPECIFIC USES AND STRATEGIES. Set forth below are explanations various strategies involving derivatives and related instruments which may be used by the Funds.

    OPTIONS ON SECURITIES AND SECURITIES INDEXES. The Funds may purchase, sell or exercise call and put options on (i) securities, (ii) securities indices, and
(iii) debt instruments.

    Although in most cases these options will be exchange-traded, the Funds may also purchase, sell or exercise over-the-counter options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller. As such, over-the-counter options generally have much less market liquidity and carry the risk of default or nonperformance by the other party.

    One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. One purpose of purchasing call options is to protect against substantial increases in prices of securities a Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may also use combinations of options to minimize costs, gain exposure to markets or take advantage of price disparities or market movements. For example, a Fund may sell put or call options it has previously purchased or purchase put or call options it has previously sold. These transactions may result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a call or put option in order to earn the related premium from such transactions. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of a similar option.

    In addition to the general risk factors noted above, the purchase and writing of options involve certain special risks. During the option period, a fund writing a covered call (i.e., where the underlying securities are held by the Fund) has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. The Funds will not write uncovered options.

    If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, such Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds may purchase or sell (i) interest-rate futures contracts, (ii) futures contracts on specified instruments or indices, and (iii) options on these futures contracts ("futures options").

    The futures contracts and futures options may be based on various instruments or indices in which the Funds may invest such as foreign currencies, certificates of deposit, Eurodollar time deposits, securities indices and economic indices (such as the Consumer Price Indices compiled by the U.S. Department of Labor).

    Futures contracts and futures options may be used to hedge portfolio positions and transactions as well as to gain exposure to markets. For example, a Fund may sell a futures contract--or buy a futures option--to protect against a decline in value, or reduce the duration, of portfolio holdings. Likewise, these instruments may be used where a Fund intends to acquire an instrument or enter into a position. For example, a Fund may purchase a futures contract--or buy a futures option--to gain immediate exposure in a market or otherwise offset increases in the purchase price of securities or currencies to be acquired in the future. Futures options may also be written to earn the related premiums.

    When writing or purchasing options, the Funds may simultaneously enter into other transactions involving futures contracts or futures options in order to minimize costs, gain exposure to markets, or take advantage of price disparities or market movements. Such strategies may entail additional risks in certain instances. Funds may engage in cross-hedging by purchasing or selling futures or options on a security different from the security position being hedged to take advantage of relationships between the two securities.

    Investments in futures contracts and options thereon involve risks similar to those associated with options transactions discussed above. The Funds will only enter into futures contracts or options on futures contracts which are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system.

    FORWARD CONTRACTS. A Fund may also use forward contracts to hedge against changes in interest-rates, increase exposure to a market or otherwise take advantage of such changes. An interest-rate forward contract involves the obligation to purchase or sell a specific debt instrument at a fixed price at a future date.

    INTEREST RATE AND CURRENCY TRANSACTIONS. A Fund may employ currency and interest rate management techniques, including transactions in options (including yield curve options), futures, options on futures, forward foreign currency exchange contracts, currency options and futures and currency and interest rate swaps. The aggregate amount of a Fund's net currency exposure will not exceed the total net asset value of its portfolio. However, to the extent that a Fund is fully invested while also maintaining currency positions, it may be exposed to greater combined risk.

    The Funds will only enter into interest rate and currency swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and currency swaps do not involve the delivery of securities, the underlying currency, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and currency swaps is limited to the net amount of interest or currency payments that a Fund is contractually obligated to make. If the other party to an interest rate or currency swap defaults, a Fund's risk of loss consists of the net amount of interest or currency payments that the Fund is contractually entitled to receive. Since interest rate and currency swaps are individually negotiated, the Funds expect to achieve an acceptable degree of correlation between their portfolio investments and their interest rate or currency swap positions.

    A Fund may hold foreign currency received in connection with investments in foreign securities when it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.

    A Fund may purchase or sell without limitation as to a percentage of its assets forward foreign currency exchange contracts when the advisers anticipate that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held by such Fund. In addition, a Fund may enter into forward foreign currency exchange contracts in order to protect against adverse changes in future foreign currency exchange rates. A Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if its advisers believe that there is a pattern of correlation between the two currencies. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Fund's foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

    The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into foreign currency forward contracts at attractive prices, and this will limit a Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time a poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

    A Fund may enter into interest rate and currency swaps to the maximum allowed limits under applicable law. A Fund will typically use interest rate swaps to shorten the effective duration of its portfolio. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies.

    STRUCTURED PRODUCTS. The Funds may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund may invest in structured products which represent derived investment positions based on relationships among different markets or asset classes.

    The Funds may also invest in other types of structured products, including, among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent or by reference to another security) (the "reference rate"). As an example, inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When a Fund invests in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such underlying security. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which the Fund anticipates it will invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. A Fund is permitted to invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Fund's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of a Fund's fundamental investment limitation related to borrowing and leverage.

    Certain issuers of structured products may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Fund's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which the Income Funds invest may be deemed illiquid and subject to their limitation on illiquid investments.

    Investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. In addition, because structured products are typically sold in private placement transactions, there currently is no active trading market for structured products.

    ADDITIONAL RESTRICTIONS ON THE USE OF FUTURES AND OPTION CONTRACTS. None of the Funds is a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC) and futures contracts and futures options will be purchased, sold or entered into only for bona fide hedging purposes, provided that a Fund may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Fund's portfolio, provided, further, that, in the case of an option that is in-the-money, the in-the-money amount may be excluded in calculating the 5% limitation.

    When a Fund purchases a futures contract, an amount of cash or liquid securities will be deposited in a segregated account with such Fund's custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

    The Funds' ability to engage in the transactions described herein may be limited by the current federal income tax requirement that a Fund derive less than 30% of its gross income from the sale or other disposition of securities held for less than three months.

    In addition to the foregoing requirements, the Board of Trustees has adopted an additional restriction on the use of futures contracts and options thereon, requiring that the aggregate market value of the futures contracts held by a Fund not exceed 50% of the market value of its total assets. Neither this restriction nor any policy with respect to the above-referenced restrictions, would be changed by the Board of Trustees without considering the policies and concerns of the various federal and state regulatory agencies.

                            INVESTMENT RESTRICTIONS

    The Funds have adopted the following investment restrictions, which may not be changed without approval by a "majority of the outstanding shares" of a Fund. As used in this Statement of Additional Information, a "majority" means the vote of the lesser of (i) 67% or more of the shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of a Fund.

    Each Fund:

        (1) may not borrow money, except that each Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33-1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Any borrowings representing more than 5% of a Fund's total assets must be repaid before the Fund may make additional investments;

        (2) may make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

        (3) may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, with respect to a Fund's permissible futures and options transactions in U.S. government securities, positions in options and futures shall not be subject to this restriction;

        (4) may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent a Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

        (5) may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

        (6) may not issue any senior security (as defined in the 1940 Act), except that (a) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to a Fund's permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security; or

        (7) may not underwrite securities issued by other persons except insofar as a Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in selling a portfolio security.

    In addition, as a matter of fundamental policy, the European Fund:

        (8) May not invest in securities which are not traded or have not sought a listing on a stock exchange, over-the-counter market or other organized securities market that is open to the international public and on which securities are regularly traded if, regarding all such securities, more than 10% of its total net assets would be invested in such securities immediately after and as a result of such transaction;

        (9) May not deal in put options, write or purchase call options, including warrants, unless such options or warrants are covered and are quoted on a stock exchange or dealt in on a recognized market, and, at the date of the relevant transaction: (i) call options written do not involve more than 25%, calculated at the exercise price, of the market value of the securities within the Fund's portfolio excluding the value of any outstanding call options purchased, and (ii) the cost of call options or warrants purchased does not exceed, in terms of premium, 2% of the value of the net assets of the Fund; or

        (10) May not purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held by the Fund.

    In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, a Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund. For purposes of investment restriction (5) above, real estate includes Real Estate Limited Partnerships. For purposes of investment restriction (3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Investment restriction (3) above, however, is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of any "industry."

    In addition, each Fund is subject to the following nonfundamental investment restrictions which may be changed without shareholder approval:

        (1) Each Fund may not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of any issuer.

        (2) Each Fund may not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund. The Funds have no current intention of making short sales against the box.

        (3) Each Fund may not purchase or sell interests in oil, gas or mineral leases.

        (4) Each Fund may not invest more than 15% of its net assets in illiquid securities.

        (5) Each Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

        (6) Each Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.

    For purposes of the Funds' investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

    With respect to the European Fund, as a matter of nonfundamental policy, to the extent permitted under applicable law, the above restrictions do not apply to the following investments ("OECD investments"): (i) any security issued by or the payment of principal and interest on which is guaranteed by the government of any member state of the Organization for Economic Cooperation and Development ("OECD country"); (ii) any fixed income security issued in any OECD country by any public or local authority or nationalized industry or undertaking of any OECD country or anywhere in the world by the International Bank for Reconstruction and Development, European Investment Bank, Asian Development Bank or any body which is, in the Trustees' opinion, of similar standing. However, no investment may be made in any OECD investment of any one issue if that would result in the value of a Fund's holding of that issue exceeding 30% of the net asset value of the Fund and, if the Fund's portfolio consists only of OECD investments, those OECD investments shall be of at least six different issues.

    If a percentage or rating restriction on investment or use of assets set forth herein or in a Prospectus is adhered to at the time, later changes in percentage or ratings resulting from any cause other than actions by a Fund will not be considered a violation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                             SPECIAL CONSIDERATIONS

INTERNATIONAL INVESTING. Investment in the securities of international countries may entail risks relating to restrictions on foreign investment and on repatriation of capital invested as well as risks relating to economic conditions of the region.

    The securities markets of many international countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, the Fund's investment portfolio may experience greater price volatility and significantly lower liquidity than a portfolio invested in equity securities of U.S. companies. These markets may be subject to a greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the U.S. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

    Foreign investment in the securities markets of certain international countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Fund, As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from certain of the countries is controlled under regulations, including in some case the need for certain advance government notification or authority. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation.

    The economies of individual international countries may differ favorably or unfavorably from the U.S economy in such respects as growth of gross domestic product or gross national product, as the case may be, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In addition, securities traded in certain emerging international securities trading markets may be subject to risks due to inexperience of financial intermediaries, the lack of modern technology, the lack of sufficient capital base to expand business operations and the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices for securities in such markets.

LOWER RATED SECURITIES. Each Fund is permitted to invest in non-investment grade securities. Such securities, though higher yielding, are characterized by risk. Each Fund may invest in debt securities rated as low as Baa by Moody's or BBB by S&P or, if not rated, are determined to be of comparable quality. Lower rated securities are securities such as those rated Ba by Moody's or BB by S&P or as low as the lowest rating assigned by Moody's or S&P. They generally are not meant for short-term investing and may be subject to certain risks with respect to the issuing entity and to greater market fluctuation than certain lower yielding, higher rated fixed income securities. Obligations rated Ba by Moody's are judged to have speculative elements; their future cannot be considered well assured and often the protection of interest and principal payments may be very moderate. Obligations rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Obligations rated C by Moody's are regarded as having extremely poor prospects of ever attaining any real investment standing. Obligations rated D by S&P are in default and the payment of interest and/or repayments of principal is in arrears. Such obligations, though high yielding, are characterized by great risk. See "Appendix B" herein for a general description of Moody's and S&P ratings.

    The ratings of Moody's and S&P represent their opinions as to the quality of the securities which they undertake to rate. The ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market risk of these securities. Therefore, although these ratings may be an initial criterion for selection of portfolio investments, the Adviser will also evaluate these securities and the ability of the issuers of such securities to pay interest and principal. Each Fund will rely on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Investment Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The Fund's ability to achieve its investment objective may be more dependent on the Adviser's credit analysis than might be the case for funds that invested in higher rated securities. Once the rating of a security in the Fund's portfolio has been changed, the Adviser will consider all circumstances deemed relevant in determining whether the Fund should continue to hold the security.

    The market price and yield of debt securities rated Ba or lower by Moody's and BB or lower by S&P are more volatile that those of higher rated securities. Factors adversely affecting the market price and yield of these securities will adversely affect a Fund's net asset value. It is likely that any economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence for default for such securities.

    The market values of certain lower rated debt securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher rated securities. Companies that issue such securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

    Because there is no established retail secondary market for many of these securities, the Investment Adviser anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and a Fund's ability to dispose of particular issues when necessary to meet that Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing that Fund's portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

    A Fund may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Funds have no arrangement with any persons concerning the acquisition of such securities, and the Investment Adviser will review carefully the credit and other characteristics pertinent to such new issues.

    Each Fund may invest in lower rated zero coupon securities and pay-in-kind bonds (bonds which pay interest through the issuance of additional bonds), which involve special considerations. These securities may be subject to greater fluctuations in value due to changes in interest rates that interest-bearing securities. These securities carry an additional risk in that, unlike bonds which may interest throughout the period to maturity, the Funds will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Funds may obtain no return at all on their investment. See "Distributions: Tax Matters."

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

    Specific decisions to purchase or sell securities for a Fund are made by a portfolio manager who is an employee of the adviser or sub-adviser to such Fund and who is appointed and supervised by senior officers of such adviser or sub-adviser. Changes in the Funds' investments are reviewed by the Board of

Trustees. The Funds' portfolio managers may serve other clients of the adviser in a similar capacity. Money market instruments are generally purchased in principal transactions.

    The frequency of a Fund's portfolio transactions--the portfolio turnover rate--will vary from year to year depending upon market conditions. Because a high turnover rate may increase transaction costs and the possibility of taxable short-term gains, the advisers will weigh the added costs of short-term investment against anticipated gains. Each Fund will engage in portfolio trading if its advisers believe a transaction, net of costs (including custodian charges), will help it achieve its investment objective.

    The Funds' portfolio turnover rates for the two most recent fiscal years were as follows:

                                           YEAR ENDED
                                          OCTOBER 31,
                                          ------------
                                          2000   2001
                                          -----  -----
Fleming European Fund                     161%   564%
Fleming Japan Fund                        123%   196%
Fleming International Growth Fund          NA     35%*

  * Portfolio turnover rate is for the period 12/29/00 (commencement of operations) through 10/31/01.

    Under the advisory agreement and the sub-advisory agreements, the Adviser and Sub-Adviser shall use their best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Funds. In assessing the best overall terms available for any transaction, the adviser and sub-advisers consider all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the adviser or sub-advisers, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis. The Adviser and Sub-Adviser are not required to obtain the lowest commission or the best net price for any Fund on any particular transaction, and are not required to execute any order in a fashion either preferential to any Fund relative to other accounts they manage or otherwise materially adverse to such other accounts.

    Debt securities are traded principally in the over-the-counter market through dealers acting on their own account and not as brokers. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the adviser or sub-adviser to a Fund normally seeks to deal directly with the primary market makers unless, in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser or Sub-Adviser on the tender of a Fund's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Funds by the Adviser and Sub-Adviser. At present, no other recapture arrangements are in effect.

    Under the advisory and sub-advisory agreements and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser or Sub-Adviser may cause the Funds to pay a broker-dealer which provides brokerage and research services to the Adviser or Sub-Adviser, the Funds and/or other accounts for which they exercise investment discretion an amount of commission for effecting a securities transaction for the Funds in excess of the amount other broker-dealers would have charged for the transaction if they determine in good faith that the total commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either that particular transaction or their overall responsibilities to accounts over which they exercise investment discretion. Not all of such services are useful or of value in advising the Funds. The adviser and sub-advisers report to the Board of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

    The management fees that the Funds pay to the Adviser will not be reduced as a consequence of the Adviser's or Sub-Adviser's receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser or Sub-Adviser in serving one or more of their other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser and Sub-Adviser in carrying out their obligations to the Funds. While such services are not expected to reduce the expenses of the adviser or sub-advisers, they would, through use of the services, avoid the additional expenses that would be incurred if they should attempt to develop comparable information through their own staff.

    In certain instances, there may be securities that are suitable for one or more of the Funds as well as one or more of the Adviser's or Sub-Adviser's other clients. Investment decisions for the Funds and for other clients are made with a view to achieving their respective investment objectives. It may develop that the same investment decision is made for more than one client or that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. In executing portfolio transactions for a Fund, the Adviser or Sub-Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other Funds or their other clients if, in the adviser's or sub-advisers' reasonable judgment, such aggregation (i) will result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements, and (ii) is not inconsistent with the policies set forth in the Trust's registration statement and the Fund's Prospectus and Statement of Additional Information. In such event, the Adviser or the Sub-Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in an equitable manner, consistent with its fiduciary obligations to the Fund and such other clients. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. However, it is believed that the ability of the Funds to participate in volume transactions will generally produce better executions for the Funds.

    The Funds paid brokerage commissions as detailed below:

                                     YEAR ENDED  YEAR ENDED  YEAR ENDED
                                      10/31/99    10/31/00    10/31/01
                                     ----------  ----------  -----------
Fleming European Fund                $432,341    $776,639    $1,746,749
Fleming Japan Fund                     31,083      34,739        11,910
Fleming International Growth Fund         N/A         N/A        13,160

    No portfolio transactions are executed with the advisers or a Shareholder Servicing Agent, or with any affiliate of the Adviser or a Shareholder Servicing Agent, acting either as principal or as broker.

                            PERFORMANCE INFORMATION

    From time to time, a Fund may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. Because such performance information is based on past investment results, it should not be considered as an indication or representation of the performance of a Fund in the future. From time to time, the performance and yield of a Fund may be quoted and compared to those of other mutual funds with similar investment objectives, unmanaged investment accounts, including savings accounts, or other similar products and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Fund may be compared to data prepared by Lipper Analytical Services, Inc. or Morningstar Mutual Funds on Disc, widely recognized independent services which monitor the performance of mutual funds. Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing the performance and yield of a Fund. A Fund's performance may be compared with indices such as the Lehman Brothers Government/Credit Index, the Lehman Brothers Government Bond Index, the Lehman Government Bond 1-3 Year Index and the Lehman Aggregate Bond Index; the S&P 500 Index, the Dow Jones Industrial Average, the Morgan Stanley Capital International Europe Index or any other commonly quoted index of common stock prices; and the Russell 2000 Index and the NASDAQ Composite Index. Additionally, a Fund may, with proper authorization, reprint articles written about such Fund and provide them to prospective shareholders.

    A Fund may provide period and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. One-, five-, and ten-year periods will be shown, unless the Fund has been in existence for a shorter-period.

    Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yields and the net asset values of shares of a Fund will vary based on market conditions, the current market value of the securities held by a Fund and changes in the Fund's expenses. The Adviser, the Administrator, the Distributor and other service providers may voluntarily waive a portion of their fees on a month-to-month basis. In addition, the Distributor may assume a portion of a Fund's operating expenses on a month-to-month basis. These actions would have the effect of increasing the net income (and therefore the yield and total rate of return) of shares of a Fund during the period such waivers are in effect. These factors and possible differences in the methods used to calculate the yields and total rates of return should be considered when comparing the yields or total rates of return of shares of a Fund to yields and total rates of return published for other investment companies and other investment vehicles.

    Each Fund presents performance information for each class there of since the commencement of operations of that Fund (or the related predecessor fund, as described below), rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of the related Fund (or predecessor fund) is therefore based on the performance history of a predecessor class or classes. Performance information is restated to reflect the current maximum front-end sales charge (in the case of Class A Shares) or the maximum applicable contingent deferred sales charge (in the case of Class B Shares) when presented inclusive of sales charges. Additional performance information may be presented which does not reflect the deduction of sales charges. Historical expenses reflected in performance information are based upon the distribution, shareholder servicing fees and other expenses actually incurred during the periods presented and have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

    Advertising or communications to shareholders may contain the views of the Adviser as to current market, economic, trade and interest rate trends, as well as legislative, regulatory and monetary developments, and may include investment strategies and related matters believed to be of relevance to a Fund.

    Advertisements for the JPMorgan Funds may include references to the asset size of other financial products made available by JPMFAM, such as the offshore assets of other funds.

                              TOTAL RATE OF RETURN

    A Fund's total rate of return for any period will be calculated by: (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the public offering price per share on the first day of such period; and (b) subtracting 1 from the result. The average annual rate of return quotation will be calculated by (x) adding 1 to the period total rate of return quotation as calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result.

                         AVERAGE ANNUAL TOTAL RETURNS*
                           (EXCLUDING SALES CHARGES)

    The average annual total rates of return for the following Funds, reflecting the initial investment and assuming the reinvestment of all distributions (but excluding the effects of any applicable sales charges), for the one, five, and ten year periods ending October 31, 2001, were as follows:

                                                                                        SINCE         DATE OF
                                                    1 YEAR     5 YEARS    10 YEARS    INCEPTION    FUND INCEPTION
                                                    -------    -------    --------    ---------    --------------
Fleming International Growth Fund                                                                     12/29/00
    Class A Shares--before taxes                       N/A        N/A         N/A       (27.68)%
    Class A Shares--after taxes on distributions       N/A        N/A         N/A       (27.73)%
    Class A Shares--after taxes on distributions
      and sale of fund shares                          N/A        N/A         N/A       (16.85)%
    Class B Shares--before taxes                       N/A        N/A         N/A       (28.10)%
    Class B Shares--after taxes on distributions       N/A        N/A         N/A       (28.10)%
    Class B Shares--after taxes on distributions
      and sale of fund shares                          N/A        N/A         N/A       (17.11)%
    Class C Shares--before taxes                       N/A        N/A         N/A       (28.10)%
    Class C Shares--after taxes on distributions       N/A        N/A         N/A       (28.10)%
    Class C Shares--after taxes on distributions
      and sale of fund shares                          N/A        N/A         N/A       (17.11)%
Fleming Japan Fund                                                                                     11/2/95
    Class A Shares--before taxes                    (34.85)%    (9.51)%       N/A        (8.91)%
    Class A Shares--after taxes on distributions    (34.85)%   (10.06)%       N/A        (9.37)%
    Class A Shares--after taxes on distributions
      and sale of fund shares                       (21.22)%    (7.43)%       N/A        (6.88)%
    Class B Shares--before taxes                    (35.31)%   (10.09)%       N/A        (9.51)%
    Class B Shares--after taxes on distributions    (35.31)%   (10.57)%       N/A        (9.91)%
    Class B Shares--after taxes on distributions
      and sale of fund shares                       (21.50)%    (7.82)%       N/A        (7.29)%
Fleming European Fund                                                                                  11/2/95
    Institutional Shares--before taxes              (19.30)%     9.35%        N/A        11.18%
    Institutional Shares--after taxes on
      distributions                                 (20.90)%     6.93%        N/A         9.07%
    Institutional Shares--after taxes on
      distributions and sale of fund shares          (9.78)%     6.74%        N/A         8.47%
    Select Shares--before taxes                     (19.43)%     9.31%        N/A        11.15%
    Select Shares--after taxes on distributions     (21.03)%     6.89%        N/A         9.04%
    Select Shares--after taxes on distributions
      and sale of fund shares                        (9.86)%     6.71%        N/A         8.45%
    Class A Shares--before taxes                    (19.49)%     9.30%        N/A        11.14%
    Class A Shares--after taxes on distributions    (21.09)%     6.88%        N/A         9.03%
    Class A Shares--after taxes on distributions
      and sale of fund shares                        (9.89)%     6.70%        N/A         8.44%
    Class B Shares--before taxes                    (20.03)%     8.52%        N/A        10.35%
    Class B Shares--after taxes on distributions    (21.66)%     6.16%        N/A         8.31%
    Class B Shares--after taxes on distributions
      and sale of fund shares                       (10.16)%     6.10%        N/A         7.82%
    Class C Shares--before taxes                    (20.04)%     8.50%        N/A        10.34%
    Class C Shares--after taxes on distributions    (21.67)%     6.14%        N/A         8.30%
    Class C Shares--after taxes on distributions
      and sale of fund shares                       (10.17)%     6.08%        N/A         7.81%

  * The ongoing fees and expenses borne by Class B and Class C Shares are greater than those borne by Class A Shares; the ongoing fees and expenses borne by a Fund's Class A and Class B Shares are greater than those borne by the Fund's Institutional Shares. As indicated above, the performance information for each class introduced after the commencement of operations of the related Fund (or predecessor fund) is based on the performance history of a predecessor class or classes and historical expenses have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class. Accordingly, the performance information presented in the table above and in each table that follows may be used in assessing each Fund's performance history but does not reflect how the distinct classes would have performed on a relative basis prior to the introduction of those classes, which would require an adjustment to the ongoing expenses. The performance quoted reflects fee waivers that subsidize and reduce the total operating expenses of certain Funds (or classes thereof). Returns on these Funds (or classes) would have been lower if there were not such waivers. With respect to certain Funds, JPMFAM and/or other service providers are obligated to waive certain fees and/or reimburse certain expenses for a stated period of time. In other instances, there is no obligation to waive fees or to reimburse expenses. Each Fund's Prospectus discloses the extent of any agreements to waive fees and/or reimburse expenses.
 ** Performance information presented in the table above and in each table that follows for this class of this Fund prior to the date this class was introduced is based on the performance of predecessor classes and does not reflect the distribution fees and certain other expenses borne by this class which, if reflected, would reduce the performance quoted.

                         AVERAGE ANNUAL TOTAL RETURNS*
                           (INCLUDING SALES CHARGES)

    With the current maximum respective sales charges of 5.75% for Class A shares of Funds, and the current applicable CDSC for B and Class C Shares for each period length, reflected, the average annual total rate of return figures would be as follows:

                                                                                        SINCE         DATE OF
                                                    1 YEAR     5 YEARS    10 YEARS    INCEPTION    FUND INCEPTION
                                                    -------    -------    --------    ---------    --------------
Fleming International Growth Fund                                                                     12/29/00
    Class A Shares--before taxes                       N/A        N/A         N/A       (31.84)%
    Class A Shares--after taxes on distributions       N/A        N/A         N/A       (31.88)%
    Class A Shares--after taxes on distributions
      and sale of fund shares                          N/A        N/A         N/A       (19.38)%
    Class B Shares--before taxes                       N/A        N/A         N/A       (31.70)%
    Class B Shares--after taxes on distributions       N/A        N/A         N/A       (31.70)%
    Class B Shares--after taxes on distributions
      and sale of fund shares                          N/A        N/A         N/A       (19.30)%
    Class C Shares--before taxes                       N/A        N/A         N/A       (28.82)%
    Class C Shares--after taxes on distributions       N/A        N/A         N/A       (28.82)%
    Class C Shares--after taxes on distributions
      and sale of fund shares                          N/A        N/A         N/A       (17.55)%
Fleming Japan Fund                                                                                     11/2/95
    Class A Shares--before taxes                    (38.63)%   (10.57)%       N/A        (9.80)%
    Class A Shares--after taxes on distributions    (38.63)%   (11.11)%       N/A       (10.26)%
    Class A Shares--after taxes on distributions
      and sale of fund shares                       (23.53)%    (8.19)%       N/A        (7.51)%
    Class B Shares--before taxes                    (38.54)%   (10.43)%       N/A        (9.65)%
    Class B Shares--after taxes on distributions    (38.54)%   (10.92)%       N/A       (10.05)%
    Class B Shares--after taxes on distributions
      and sale of fund shares                       (23.47)%    (8.06)%       N/A        (7.39)%
Fleming European Fund                                                                                  11/2/95
    Class A Shares--before taxes                    (24.12)%     8.01%        N/A        10.05%
    Class A Shares--after taxes on distributions    (25.62)%     5.62%        N/A         7.96%
    Class A Shares--after taxes on distributions
      and sale of fund shares                       (12.82)%     5.63%        N/A         7.51%
    Class B Shares--before taxes                    (23.62)%     8.23%        N/A        10.25%
    Class B Shares--after taxes on distributions    (25.25)%     5.84%        N/A         8.20%
    Class B Shares--after taxes on distributions
      and sale of fund shares                       (12.35)%     5.85%        N/A         7.73%
    Class C Shares--before taxes                    (20.76)%     8.50%        N/A        10.34%
    Class C Shares--after taxes on distributions    (22.39)%     6.14%        N/A         8.30%
    Class C Shares--after taxes on distributions
      and sale of fund shares                       (10.06)%     6.08%        N/A         7.81%

  *  See the notes to the preceding table.

   The Funds may also from time to time include in advertisements or other communications a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of a Fund with other measures of investment return.

                     NON-STANDARDIZED PERFORMANCE RESULTS*
                           (EXCLUDING SALES CHARGES)

    The table below reflects the net change in the value of an assumed initial investment of $10,000 in each class of Fund shares in the following Funds, including the predecessor common trust funds, (excluding the effects of any applicable sale charges) since inception ending 10/31/01. The values reflect an assumption that capital gain distributions and income dividends, if any, have been invested in additional shares of the same class. From time to time, the Funds may provide these performance results in addition to the total rate of return quotations required by the Securities and Exchange Commission. As discussed more fully in the Prospectuses, neither these performance results, nor total rate of return quotations, should be considered as representative of the performance of the Funds in the future. These factors and the possible differences in the methods used to calculate performance results and total rates of return should be considered when comparing such performance results and total rate of return quotations of the Funds with those published for other investment companies and other investment vehicles.

                                                        TOTAL VALUE
                                                    EXCLUDING SALES LOAD
                                                    --------------------
Fleming International Growth Fund
    Class A Shares                                        $ 7,232
    Class B Shares                                        $ 7,190
    Class C Shares                                        $ 7,190
Fleming Japan Fund
    Class A Shares                                        $ 5,714
    Class B Shares                                        $ 5,494
Fleming European Fund
    Institutional Shares                                  $18,882
    Select Shares                                         $18,853
    Class A Shares                                        $18,838
    Class B Shares                                        $18,056
    Class C Shares                                        $18,043

  * See the notes to the table captioned "Average Annual Total Return (excluding sales charges)" above. The table above assumes an initial investment of $10,000 in a particular class of a Fund from October 31, 1991, although the particular class may have been introduced at a subsequent date. As indicated above, performance information for each class introduced after the commencement of operations of the related Fund (or predecessor fund) is based on the performance history of a predecessor class or classes, and historical expenses have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

                     NON-STANDARDIZED PERFORMANCE RESULTS*
                           (INCLUDING SALES CHARGES)

    With the current maximum respective sales charges of 4.50% for A shares, and the current applicable CDSC for B Shares, the total value for the same periods would be as follows:

                                                        TOTAL VALUE
                                                    INCLUDING SALES LOAD
                                                    --------------------
Fleming International Growth Fund
    Class A Shares                                        $ 6,816
    Class B Shares                                        $ 6,831
    Class C Shares                                        $ 7,118
Fleming Japan Fund
    Class A Shares                                        $ 5,385
    Class B Shares                                        $ 5,442
Fleming European Fund
    Class A Shares                                        $17,755
    Class B Shares                                        $17,956
    Class C Shares                                        $18,043

  * See the notes to the table captioned "Average Annual Total Return (excluding sales charges)" above. The table above assumes an initial investment of $10,000 in a particular class of a Fund from October 31, 1991, although the particular class may have been introduced at a subsequent date. As indicated above, performance information for each class introduced after the commencement of operations of the related Fund (or predecessor fund) is based on the performance history of a predecessor class or classes, and historical expenses have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

                                NET ASSET VALUE

    The Funds compute net asset value once daily on Monday through Friday at the time in the Prospectuses. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Fund may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which net asset value is determined are the Fund's business days.

    The net asset value of a Fund is equal to the Fund's investments less the Fund's liabilities. The following is a discussion of the procedures used by the Fund in valuing its assets.

    The value of investments listed on a domestic or foreign securities exchange, including National Association of Securities Dealers Automated Quotations ("NASDAQ") is based on the last sale prices on the exchange on which the security is principally traded (the "primary exchange"). If there has been no sale on the primary exchange on the valuation date, and the spread between bid and asked quotations on the primary exchange is less than or equal to 10% of the bid price for the security, the security shall be valued at the average of the closing bid and asked quotations on the primary exchange, except under certain circumstances, when the average of the closing bid and asked price is less than the last sales price of the foreign local shares, the security shall be valued at the last sales price of the local shares. Under all other circumstances (e.g., there is no last sale on the primary exchange, there are no bid and asked quotations on the primary exchange, or the spread between bid and asked quotations is greater than 10% of the bid price), the value of the security shall be the last sale price on the primary exchange up to five days prior to the valuation date unless, in the judgment of the Fund manager, material events or conditions since such last sale necessitate fair valuation of the security. With respect to securities otherwise traded in the over-the-counter market, the value shall be equal to the quoted bid price. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency exchange rate on the valuation date.

    Options on stock indexes traded on national securities exchanges are valued at the close of options trading on such exchanges which is currently 4:10 p.m. New York time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges which is currently 4:15 p.m., New York time. Options and futures traded on foreign exchanges are valued at the last sale price available prior to the calculation of each Fund's net asset value.

    Fixed income securities with a maturity of 60 days or more, are generally valued using bid quotations generally readily available from and supplied daily by third party pricing services or brokers of comparable securities. If such prices are not supplied by the Funds' independent pricing services, such securities are priced in accordance with fair value procedures adopted by the Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

    Listed options on debt securities traded on U.S. option exchanges shall be valued at their closing price on such exchanges. Futures on debt securities and related options traded on commodities exchanges shall be valued at their closing price as of the close of such commodities exchanges, which is currently
4:15 p.m., New York time. Options and future traded on foreign exchanges shall be valued at the last sale or close price available prior to the calculation of the Fund's net asset value. Non-listed OTC options and swaps shall be valued at the closing price provided by a counterparty or third-party broker.

    Securities or other assets for which market quotations are not readily available (including certain illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees.

    Trading in securities on most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when each Fund's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

    The Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. If an investor's account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the Fund reserves the right to request that you buy more shares or close the investor's account. If the investor's account balance is still below the minimum 60 days after notification, the Fund reserves the right to close out such account and send the proceeds to the address of record. DST Systems, Inc. ("DST"), the funds' transfer agent (the "Transfer Agent") may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in
Section 6 of the Account Application. The Telephone Exchange Privilege is not available if an investor was issued certificates for shares that remain outstanding.

    Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

    The Funds may, at their own option, accept securities in payment for shares. The securities delivered in such a transaction are valued by the method described in "Net Asset Value" as of the day a Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Adviser, appropriate investments for a Fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund; (ii) be acquired by the Fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities. The Funds reserve the right to accept or reject at their own option any and all securities offered in payment for its shares.

    Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

    The Trust, on behalf of the Funds, reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows:
(i) for up to seven days, (ii) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading thereon is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by a Fund of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or (iv) for such other periods as the SEC may permit.

    Each investor in a Fund may add to or reduce its investment in the Fund on each day that the New York Stock Exchange is open for business. Once each such day, based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time) the value of each investor's interest in a Fund will be determined by multiplying the NAV of the Fund by the percentage representing that investor's share of the aggregate beneficial interests in the Fund. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Fund effected on such day and (ii) the denominator of which is the aggregate NAV of the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Fund. The percentage so determined will then be applied to determine the value of the investor's interest in the Fund as of such time on the following day the New York Stock Exchange is open for trading.

    The public offering price of Class A shares is the NAV plus a sales charge that varies depending on the size of the investor's purchase. The Fund receives the NAV. The sales charge is allocated between the investor's broker-dealer and the Fund's distributor as shown in the following table, except when the Fund's distributor, in its discretion, allocates the entire amount to the investor's broker-dealer.

    The broker-dealer allocation for Funds with a 5.75% sales charge on Class A shares is set forth below:

                                                             AMOUNT OF
                                      SALES CHARGE AS A     SALES CHARGE
                                        PERCENTAGE OF:      REALLOWED TO
                                     --------------------   DEALERS AS A
AMOUNT OF TRANSACTION AT             OFFERING  NET AMOUNT  PERCENTAGE OF
OFFERING PRICE ($)                    PRICE     INVESTED   OFFERING PRICE
------------------                   --------  ----------  --------------
Under 100,000                           5.75       6.10           5.00
100,000 but under 250,000               3.75       3.90           3.25
250,000 but under 500,000               2.50       2.56           2.25
500,000 but under 1,000,000             2.00       2.04           1.75

    There is no initial sales charge on purchases of Class A shares of $1 million or more.

    At times the Fund's Distributor may reallow up to the entire sales charge to certain broker-dealers. In those instances, broker-dealers selling Class A shares of a Fund may be deemed to be underwriters under the Securities Act.

    The Fund's distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter. The Fund's distributor may withhold such payments with respect to short-term investments.

    Effective January 1, 2002, clients of broker-dealers that received the commissions described above will be subject to a contingent deferred sales charge ("CDSC") based on the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption if shares are redeemed within 12 months of the purchase date. If shares are held for up to 6 months there will be a CDSC of 1.00% and if shares are held for 6 to 12 months there will be a CDSC of 0.75%.

    The Fund's Distributor may also pay broker-dealers a commission of up to 1.00% of net sales on sales of Class A shares of less than $1 million to certain defined contribution plans. Defined contribution plan clients of broker-dealers that receive commissions on such sales will be subject to a CDSC of up to 1%, based on the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption, if the defined contribution plan redeems all of the shares that it owns on behalf of participants within 12 months of the purchase date.

    Investors may be eligible to buy Class A shares at reduced sales charges. Interested parties should consult their investment representative or the JPMorgan Funds Service Center for details about JPMorgan Funds' combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans and other plans. Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both JPMorgan and non-JPMorgan mutual funds. The money that is invested in JPMorgan Funds may be combined with the other mutual funds in the same program when determining the plan's eligibility to buy Class A shares for purposes of the discount privileges and programs described above.

    Investors in Class A shares may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of Class A shares in the Fund with purchases of Class A shares of any other Fund in the Trust (or if a Fund has only one class, shares of such Fund), excluding shares of any JPMorgan money market fund, during a 13-month period. The sales charge is based on the total amount to be invested in Class A shares during the 13-month period. All Class A or other qualifying shares of these Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.

    The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.

    Class A shares of a Fund may also be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) NAV or (ii) cost of any shares acquired and still held in the Fund, or any other JPMorgan Fund excluding any JPMorgan money market fund, and (b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quantity Discount is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

    An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A shares of a Fund (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such
Fund) previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

    A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund). A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

    No initial sales charge will apply to the purchase of a Fund's Class A shares if (i) one is investing proceeds from a qualified retirement plan where a portion of the plan was invested in the former Chase Vista Funds, (ii) one is investing through any qualified retirement plan with 50 or more participants or
(iii) one is a participant in certain qualified retirement plans and is investing (or reinvesting) the proceeds from the repayment of a plan loan made to him or her.

    Purchases of a Fund's Class A shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services.

    Purchases of a Fund's Class A shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

    Purchases of a Fund's Class A shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Fund's distributor or the JPMorgan Funds Service Center.

    A Fund may sell Class A shares without an initial sales charge to the current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of J.P. Morgan Chase & Co. ("JPMorgan Chase"), the Fund's distributor and transfer agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Fund's distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Fund's distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of JPMorgan Fund shares) and financial institution trust departments investing an aggregate of $1 million or more in the JPMorgan Funds.

    Shareholders of record of any JPMorgan Fund as of November 30, 1990 and certain immediate family members may purchase a Fund's Class A shares with no initial sales charge for as long as they continue to own Class A shares of any JPMorgan Fund, provided there is no change in account registration.

    Upon written request, Class A shareholders of a Fund have a one time privilege of reinstating their investment in the Fund at net asset value next determined subject to written request within 90 calendar days of the redemption. The reinstatement request must be accompanied by payment for the shares (not in excess of the redemption), and shares will be purchased at the next determined net asset value. Class B and Class C shareholders who have redeemed their shares and paid a contingent deferred sales charge ("CDSC") with such redemption may purchase Class A shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B and Class C shares.

    Shareholders may exchange their shares in the Fund for shares of the same class in any other JPMorgan Fund that offers such share class. The shareholder will not pay a sales charge for such exchange. JPMorgan Chase may discontinue this exchange privilege at any time.

    The Funds reserve the right to limit the number of exchanges or to refuse an exchange. The Funds may charge an administration fee of $5 for each exchange if an investor makes more than 10 exchanges in a year or three in a quarter. Shareholders of other JPMorgan Funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the Fund at net asset value.

    Under the Exchange Privilege, shares may be exchanged for shares of the same class of another fund only if shares of the fund exchanged into are registered in the state where the exchange is to be made. Shares of a Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative net asset value plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption rate, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

    The Funds' distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B shares and a commission of 1.00% of the offering price on sales of Class C shares. The distributor keeps the entire amount of any CDSC the investor pays.

    The contingent deferred sales charge for Class B and Class C shares will be waived for certain exchanges and for redemptions in connection with a Fund's systematic withdrawal plan, subject to the conditions described in the Prospectuses. In addition, subject to confirmation of a shareholder's status, the contingent deferred sales charge will be waived for: (i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a Minimum Required Distribution from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code or a mandatory distribution from a qualified plan;
(iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established Systematic Redemption Plan; (iv) a redemption resulting from an over-contribution to an IRA;
(v) distributions from a qualified plan upon retirement; and (vi) an involuntary redemption of an account balance under $500. Up to 12% of the value of Class B shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established.

    The CDSC, however, will not be waived if a deferred contribution plan redeems all of the shares that it owns on behalf of participants prior to the CDSC Period, as defined below.

    Class B shares automatically convert to Class A shares (and thus are then subject to the lower expenses borne by Class A shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares attributable to the Class B shares then converting. The conversion of Class B shares purchased on or after May 1, 1996, will be effected at the relative NAVs per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. The conversion of Class B shares purchased prior to May 1, 1996, will be effected at the relative net asset values per share of the two classes on the first business day of the month following the seventh anniversary of the original purchase. If any exchanges of Class B shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. If the purchase of Class A Shares occurs within 90 days of the redemption of the B (or C) Shares, there is no initial sales charge (in an amount not in excess of their redemption proceeds). At the time of the conversion the NAV per share of the Class A shares may be higher or lower than the NAV per share of the Class B shares; as a result, depending on the relative NAVs per share, a shareholder may receive fewer or more Class A shares than the number of Class B shares converted.

    A Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.

    The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

    Investors may incur a fee if they effect transactions through a broker or agent.

                           DISTRIBUTIONS; TAX MATTERS

    The following is only a summary of certain additional material tax considerations generally affecting the Funds and their shareholders that are not described in the respective Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in each Fund's Prospectus are not intended as substitutes for careful tax planning.

                QUALIFICATION AS A REGULATED INVESTMENT COMPANY

    Each Fund has elected to be taxed as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Net investment income for a Fund consists of all interest accrued and discounts earned, less amortization of any market premium on the portfolio assets of the Fund and the accrued expenses of the Fund. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

    In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

    In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, (1) at least 50% of the value of a Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and (2) no more than 25% of the value of its total assets may be invested in the securities (other than U.S. government securities and securities of other regulated investment companies of any one issuer), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

    Under the Code, gains or losses attributable to the disposition of foreign currency or to certain foreign currency contracts, or to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such expenses or liabilities, are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by the Fund, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.

    The Funds may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Fund to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). The Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

    A Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price) or securities having market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such security immediately after it was acquired), if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount security, all or a portion of any deduction for any interest expenses incurred to purchase or hold such a security may be deferred until such security is sold or otherwise disposed.

    The Funds invest in Equity Securities of foreign issuers. If the Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), the Fund may be subject to federal income tax on a portion of any "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. In addition, certain interest charges may be imposed on the Fund as a result of such distributions. If the Fund were to invest in a PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF")--in lieu of the foregoing requirements, the Fund would be required to include each year in its income and distribute to shareholders in accordance with the distribution requirements of the Code, a pro rata portion of the QEF's ordinary earnings and net capital gain, whether or note distributed to the Fund.

    Alternatively, each Fund will be permitted to "mark to market" any stock held by it in a PFIC. If the Fund made such an election, the Fund would be required to include in income each year and distribute to Shareholders in accordance with the distribution requirements of the code, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark to market gains with respect to the stock included by the Fund for prior taxable years.

    If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders.

                               FUND DISTRIBUTIONS

    Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends received deduction for corporations only to the extent discussed below.

    A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend," it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

    The maximum rate of tax on long-term capital gains of individuals is generally 20% with respect to capital assets held for more than 12 months and 18% with respect to capital assets with a holding period of more than 5 years beginning after December 31, 2000.

    Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

    Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by a Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90 day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 180 day period beginning 90 days before such date in the case of certain preferred stock) under the rules of Code Sections 246(c)(3) and (4); (2) to the extent that a Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends received deduction for a corporate shareholder may be disallowed or reduced (8% for gain otherwise taxes at 15%) if the corporate shareholder fails to satisfy the foregoing requirement with respect to its shares of a Fund.

    For purposes of the corporate alternative minimum tax ("AMT"), the corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMT. However, corporate shareholders will generally be required to take the full amount of any dividend received from a Fund into account (without a dividends received deduction) in determining its adjusted current earnings.

    Investment income that may be received by certain of the Funds from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle any such Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of any such Fund's assets to be invested in various countries is not known.

    Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

    Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

    Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

    A Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all,
(2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder's Federal Income tax liability provided the appropriate information is furnished to the IRS.

                          SALE OR REDEMPTION OF SHARES

    A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares.

    The Fleming Japan Fund has a capital loss carryforward of $350,686 which expires October 31, 2006.

                              FOREIGN SHAREHOLDERS

    Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

    If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund and capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

    If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

    In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

    The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. Federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

                          STATE AND LOCAL TAX MATTERS

    Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or withholding taxes. Shareholders' dividends attributable to a Fund's income from repurchase agreements generally are subject to state and local income taxes, although statutes and regulations vary in their treatment of such income. Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

                          EFFECT OF FUTURE LEGISLATION

    The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

                     MANAGEMENT OF THE TRUST AND THE FUNDS

    The Trustees of the Funds, together with information regarding their positions with the Funds, principal occupations and other board memberships and affiliations, are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York NY 10036.

                                                                                       NUMBER OF
                                                                                     PORTFOLIOS IN
            NAME (AGE);                                                              FUND COMPLEX
          POSITIONS WITH                    PRINCIPAL OCCUPATIONS                     OVERSEEN BY
         THE FUNDS (SINCE)                   DURING PAST 5 YEARS                        TRUSTEE
-----------------------------------  -----------------------------------  -----------------------------------
INDEPENDENT TRUSTEES

William J. Armstrong (60); Trustee   Retired; Vice President &                            77
(1987)                               Treasurer of Ingersoll-Rand Company

Roland E. Eppley, Jr. (69); Trustee  Retired                                              77
(1989)

Ann Maynard Gray (56); Trustee       Retired; Vice-President of Capital                   77
(2001)                               Cities/ABC, Inc. (1986-1998);
                                     President of Diversified Publishing
                                     Group (1991-1997)

Matt Healey (63); Trustee and        Retired; Chief Executive Officer of                  77
President of the Board of Trustee    certain trust in J.P. Morgan funds
(2001)                               (1982-2001)

Fergus Reid, III (69); Chairman of   Chairman & Chief Executive Officer                   77
the Board (1987)                     of Lumelite Corporation

James J. Schonbachler (59); Trustee  Retired; Managing Director of                        77
(2001)                               Bankers Trust Company (financial
                                     services) (1968-1998); Group Head
                                     and Director of Bankers Trust,
                                     A.G., Zurich and BT Brokerage Corp.
                                     (financial services)

H. Richard Vartabedian (66);         Investment Management Consultant                     77
Trustee (1992)

INTERESTED TRUSTEE

Leonard M. Spalding (66); Trustee    Retired; Chief Executive Officer of                  77
(1998)*                              Chase Mutual Funds (1989-1998);
                                     President & Chief Executive Officer
                                     of Vista Capital Management
                                     (investment management); Chief
                                     Investment Executive of Chase
                                     Manhattan Private Bank (investment
                                     management)


            NAME (AGE);
          POSITIONS WITH                  OTHER DIRECTORSHIPS HELD
         THE FUNDS (SINCE)                  OUTSIDE FUND COMPLEX
-----------------------------------  -----------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong (60); Trustee   None
(1987)
Roland E. Eppley, Jr. (69); Trustee  Trustee of Janel Hydraulics, Inc.
(1989)                               (1993-Present)
Ann Maynard Gray (56); Trustee       Director of Duke Energy Corporation
(2001)                               (1997-Present); Director of Elan
                                     Corporation Plc (2001-Present);
                                     Director of The Phoenix Companies
                                     (2002)
Matt Healey (63); Trustee and        None
President of the Board of Trustee
(2001)
Fergus Reid, III (69); Chairman of   Trustee of Morgan Stanley Funds
the Board (1987)                     (1995-Present)
James J. Schonbachler (59); Trustee  Director of Jonathans Landing Golf
(2001)                               Club, Inc. (2001-Present)
H. Richard Vartabedian (66);         None
Trustee (1992)
INTERESTED TRUSTEE
Leonard M. Spalding (66); Trustee    Director of Greenview Trust Co.
(1998)*

  * Mr. Spalding is deemed to be an interested person due to his ownership of J.P. Morgan Chase & Co. stock.

   Each Trustee is elected to serve for an indefinite term. The Trustees decide upon general policies and are responsible for overseeing the Trust's business affairs. The Board of Trustees presently has Audit, Valuation, Investment, and Governance Committees. The members of the Audit Committee are Messrs. Armstrong (Chairman), Eppley and Reid and Ms. Gray. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met four times during the fiscal year ended October 31, 2001. The members of the Valuation Committee are Messrs. Healey (Chairman), Spalding, Schonbachler and Armstrong. The function of the Valuation Committee is to oversee the fair value of the Funds' portfolio securities as necessary. The members of the Investment Committee are Messrs. Spalding (Chairman), Vartabedian and Healey and Ms. Gray. The function of the Investment Committee is to oversee the Adviser's investment program. The Investment

Committee met once during the fiscal year end October 31, 2001. The members of the Governance Committee are Messrs. Vartabedian (Chairman), Schonbachler, Eppley and Reid. The function of the Governance Committee is to nominate trustees for the Board to consider and to address Trustee compensation issues. The Governance Committee will consider nominees recommended by Shareholders, but has no procedures in place currently for doing such. The Governance Committee met once during the fiscal year end October 31, 2001.

    The following table shows the dollar range of each Trustee's beneficial ownership as of December 31, 2001 in the Funds and each Trustee's aggregate ownership in any Funds that the Trustee oversees in the complex:

                                                    OWNERSHIP OF FLEMING                      OWNERSHIP OF FLEMING
NAME OF TRUSTEE                                        EUROPEAN FUND                       INTERNATIONAL GROWTH FUND
---------------                           ----------------------------------------  ----------------------------------------
William J. Armstrong                                        None                                      None
Roland E. Eppley, Jr.                                       None                                      None
Ann Maynard Gray                                            None                                      None
Matt Healey                                                 None                                      None
Fergus Reid, III                                            None                                      None
James J. Schonbachler                                       None                                      None
Leonard M. Spalding                                         None                                      None
H. Richard Vartabedian                                      None                                      None

                                                                                 AGGREGATE OWNERSHIP
                                     OWNERSHIP OF FLEMING  OWNERSHIP OF FLEMING     OF ALL FUNDS
NAME OF TRUSTEE                           JAPAN FUND       PACIFIC REGION FUND     IN THE COMPLEX
---------------                      --------------------  --------------------  -------------------
William J. Armstrong                             None                  None         Over $100,000
Roland E. Eppley, Jr.                            None                  None         Over $100,000
Ann Maynard Gray                                 None                  None        $10,000-$50,000
Matt Healey                                      None                  None         Over $100,000
Fergus Reid, III                                 None                  None         Over $100,000
James J. Schonbachler                            None                  None       $50,000-$100,000
Leonard M. Spalding                              None                  None         Over $100,000
H. Richard Vartabedian                           None                  None         Over $100,000

   As of December 31, 2001, none of the independent Trustees or their immediate family members owned securities of the Adviser or the Distributor or any of their affiliates (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.

    Each Trustee is currently paid an annual fee of $120,000 for serving as Trustee of the Funds and the JPMorgan Fund Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Board of Trustees of the JPMorgan Fund Complex, Mr. Reid is paid an additional $130,000. For his services as President of the Board of Trustees of the JPMorgan Fund Complex, Mr. Healey is paid an additional $40,000. For his services as the Chairman of the Governance Committee of the JPMorgan Fund Complex, Mr. Vartabedian is paid an additional $40,000. The Trustees may hold various other directorships unrelated to the JPMorgan Fund Complex.

    Trustee compensation expenses paid by the Trust and the JPMorgan Fund Complex for the calendar year ended December 31, 2001 are set forth below:

          AGGREGATE TRUSTEE COMPENSATION PAID BY THE TRUST DURING 2001

                                                                            FLEMING
                                     FLEMING EUROPEAN  FLEMING JAPAN  INTERNATIONAL GROWTH
                                     ----------------  -------------  --------------------
William J. Armstrong, Trustee              $ 98             $3                $ 5
Roland R. Eppley, Jr., Trustee             $ 99             $3                $ 5
Ann Maynard Gray, Trustee                  $ 24             $1                $ 2
Matthew Healey, Trustee and
  President of the Board of
  Trustees (2)                             $ 33             $1                $ 2
Fergus Reid, III, Trustee and
  Chairman of the Board of Trustees        $228             $6                $12
James J. Schonbachler, Trustee             $ 24             $0                $ 2
Leonard M. Spalding, Jr., Trustee*         $  5             $0                $ 0
H. Richard Vartabedian, Trustee            $145             $4                $ 7

                                          PENSION OR RETIREMENT
                                           BENEFITS ACCRUED BY   TOTAL COMPENSATION PAID
                                           THE "FUND COMPLEX"      FROM "FUND COMPLEX"
                                          ---------------------  -----------------------
William J. Armstrong, Trustee                    $30,616                $106,500
Roland R. Eppley, Jr., Trustee                   $44,137                $107,500
Ann Maynard Gray, Trustee                            N/A                $100,000
Matthew Healey, Trustee and President of
  the Board of Trustees (2)                          N/A                $116,665
Fergus Reid, III, Trustee and Chairman
  of the Board of Trustees                       $85,527                $240,415
James J. Schonbachler, Trustee                       N/A                $100,000
Leonard M. Spalding, Jr., Trustee*               $27,891                $102,000
H. Richard Vartabedian, Trustee                  $66,879                $153,865

  * Mr. Spalding is deemed to be an "interested person" due to his ownership of equity securities of affiliates of J.P. Morgan Chase.
 ** On February 22, 2001, the Board of Trustees voted to terminate the Retirement Plan.
(1) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The JPMorgan Fund Complex for which the Trustees serve includes 10 investment companies.
(2) Pierpont Group, Inc., which provided services to the former J.P. Morgan Family of Funds, paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $200,000, contributed $25,500 to a defined contribution plan on his behalf and paid $18,400 in insurance premiums for his benefit.

    The Trustees of the former Chase Vista Funds instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the board of trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser of certain former Chase Vista Funds and its affiliates (collectively, the "Covered Funds"). Each Eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (1) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any Covered Funds and (2) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee. On February 22, 2001, the Board of Trustees voted to terminate the Plan and in furtherance of this determination agreed to pay Trustees an amount equal, in the aggregate, to $10.95 million, of which $5.3 million had been previously accrued by the Covered Funds. The remaining $5.65 million was reimbursed by Chase. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian received $1,027,673, $800,600, $2,249,437, $463,798 and $1,076,927, respectively, in connection with the termination. Each nominee has elected to defer receipt of such amount pursuant to the Deferred Compensation Plan for Eligible Trustees.

    The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may enter into agreements with such Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian are the only Trustees who have elected to defer compensation under such plan.

    The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                                    OFFICERS

    The Funds' executive officers (listed below), other than the officers who are employees of the Adviser or one of its affiliates, are provided and compensated by J.P. Morgan Fund Distributors, Inc. a subsidiary of The BISYS Group, Inc. The officers conduct and supervise the business operations of the Funds. The Funds have no employees.

    The officers of the Funds, together with information regarding their positions held with the Funds, principal occupations and other memberships and affiliations are shown below. The contact address for each of the officers unless otherwise noted is 522 Fifth Avenue, New York, NY 10036.

         NAME (AGE),                                                     NUMBER OF
     POSITIONS HELD WITH               PRINCIPAL OCCUPATIONS           PORTFOLIOS IN              OTHER POSITIONS HELD
      THE FUNDS (SINCE)                 DURING PAST 5 YEARS            FUND COMPLEX               OUTSIDE FUND COMPLEX
------------------------------  -----------------------------------    -------------    ----------------------------------------
George Gatch (39),              Managing Director, J.P. Morgan             82           None
President (2001)                Investment Management Inc. and J.P.
                                Morgan Fleming Asset Management
                                (USA) Inc.; Head of J.P. Morgan
                                Fleming's U.S. Mutual Funds and
                                Financial Intermediaries Business;
                                he has held numerous positions
                                throughout the firm in business
                                management, marketing and sales.

         NAME (AGE),                                                     NUMBER OF
     POSITIONS HELD WITH               PRINCIPAL OCCUPATIONS           PORTFOLIOS IN              OTHER POSITIONS HELD
      THE FUNDS (SINCE)                 DURING PAST 5 YEARS            FUND COMPLEX               OUTSIDE FUND COMPLEX
------------------------------  -----------------------------------    -------------    ----------------------------------------
David Wezdenko (38),            Vice President, J.P. Morgan                82           None
Treasurer (2001)                Investment Management Inc. and J.P.
                                Morgan Fleming Asset Management
                                (USA) Inc.; Chief Operating Officer
                                for J.P. Morgan Fleming's U.S.
                                Mutual Funds and Financial
                                Intermediaries Business; since
                                joining J.P. Morgan Chase in 1996,
                                he has held numerous financial and
                                operation related positions
                                supporting the J.P. Morgan pooling
                                funds business.

Sharon Weinberg (42),           Vice President, J.P. Morgan                82           None
Secretary (2001)                Investment Management Inc. and J.P.
                                Morgan Fleming Asset Management
                                (USA) Inc.; Head of Business and
                                Product Strategy for J.P. Morgan
                                Fleming's U.S. Mutual Funds and
                                Financial Intermediaries Business;
                                since joining J.P. Morgan Chase in
                                1996, she has held numerous
                                positions through out the asset
                                management business in mutual funds
                                marketing, legal and product
                                development.

Michael Moran (32),             Vice President, J.P. Morgan                82           None
Vice President (2001)           Investment Management Inc. and J.P.
                                Morgan Fleming Asset Management
                                (USA) Inc.; Chief Financial Officer
                                of J.P. Morgan Fleming's U.S.
                                Mutual Funds and Financial
                                Intermediaries Business

Stephen Ungerman (48),          Vice President, J.P. Morgan                82           None
Vice President and Assistant    Investment Management Inc. and J.P.
(2001)                          Morgan Fleming Asset Management
                                (USA) Inc.; Head of the Fund
                                Service Group within Fund
                                Administration; prior to J.P.
                                Morgan Chase in 2000, he held a
                                number of senior management
                                positions in Prudential Insurance
                                Co. of America's asset management
                                business, including Assistant
                                General counsel, Tax Director, and
                                Co-head of Fund Administration
                                Department; Mr. Ungerman was also
                                the Assistant Treasurer of all
                                mutual funds managed by Prudential.

         NAME (AGE),                                                     NUMBER OF
     POSITIONS HELD WITH               PRINCIPAL OCCUPATIONS           PORTFOLIOS IN              OTHER POSITIONS HELD
      THE FUNDS (SINCE)                 DURING PAST 5 YEARS            FUND COMPLEX               OUTSIDE FUND COMPLEX
------------------------------  -----------------------------------    -------------    ----------------------------------------
Judy R. Bartlett (36),          Vice President and Assistant               82           None
Vice President and Assistant    General Counsel, J.P. Morgan
Secretary (2001)                Investment Management Inc. and J.P.
                                Morgan Fleming Asset Management
                                (USA) Inc., since September 2000;
                                from August 1998 through August
                                2000, Ms. Bartlett was an attorney
                                at New York Life Insurance Company
                                where she served as Assistant
                                Secretary for the Mainstay Funds;
                                from October 1995 through July
                                1998, Ms. Bartlett was an associate
                                at the law firm of Wilkie Far &
                                Gallagher.

Joseph J. Bertini (36),         Vice President and Assistant               82           None
Vice President and Assistant    General Counsel, J.P. Morgan
Secretary (2001)                Investment Management Inc. and J.P.
                                Morgan Fleming Asset Management
                                (USA) Inc.; prior to October of
                                1997, he was an attorney in the
                                Mutual Fund Group at SunAmerica
                                Asset Management Inc.

Paul M. DeRusso (47),           Vice President, J.P. Morgan                82           None
Assistant Treasurer (2001)      Investment Management Inc. and J.P.
                                Morgan Fleming Asset Management
                                (USA) Inc.; Manager of the
                                Budgeting and Expense Group of
                                Funds Administration Group.

Lai Ming Fung (27),             Associate, J.P. Morgan Investment          82           None
Assistant Treasurer (2001)      Management Inc. and J.P. Morgan
                                Fleming Asset Management (USA)
                                Inc.; Budgeting Analyst for the
                                Budgeting and Expense Group of
                                Funds Administration Group.

Mary Squires (47),              Vice President, J.P. Morgan                82           None
Assistant Treasurer (2001)      Investment Management Inc. and J.P.
                                Morgan Fleming Asset Management
                                (USA) Inc.; Ms. Squires has held
                                numerous financial and operations
                                positions supporting the J.P.
                                Morgan Chase organization complex.

Nimish S. Bhatt (38),           Senior Vice President of the Fund          82           Treasurer & Principal Accounting Officer
Assistant Treasurer (2001)*     Administration and Financial                            of BNY Hamilton Funds, Inc., Treasurer
                                Services of BISYS Investment                            of Summit Investment Trust and Principal
                                Services, Inc., since November                          Financial and Accounting Officer and
                                2000; various positions held within                     Comptroller of Variable Insurance Funds
                                BISYS prior to since 1996,
                                including Vice President and
                                Director of International
                                Operation, Vice President of
                                Financial Administration and Vice
                                President of Tax.

         NAME (AGE),                                                     NUMBER OF
     POSITIONS HELD WITH               PRINCIPAL OCCUPATIONS           PORTFOLIOS IN              OTHER POSITIONS HELD
      THE FUNDS (SINCE)                 DURING PAST 5 YEARS            FUND COMPLEX               OUTSIDE FUND COMPLEX
------------------------------  -----------------------------------    -------------    ----------------------------------------
Arthur A. Jensen (35),          Vice President of Financial                82           None
Assistant Treasurer (2001) *    Services of BISYS Investment
                                Services, Inc., since June 2001;
                                formerly Section Manager at
                                Northern Trust Company and
                                Accounting Supervisor at Allstate
                                Insurance Company.

Martin R. Dean (38),            Vice President of Administration           82           Secretary of Eureka Funds
Assistant Treasurer (1995)*     Services of BISYS Investment
                                Services, Inc.

Alaina Metz (34),               Chief Administrative Officer of            82           Assistant Secretary of Old National
Assistant Secretary (1998)*     BISYS Fund Services, Inc.;                              Fund, Assistant Secretary of 1st Source
                                formerly, Supervisor of the Blue                        Monogram Funds, Assistant Secretary of
                                Sky Department of Alliance Capital                      Alpine Equity Trust, Assistant Secretary
                                Management L.P.                                         of Ambassador Funds, Assistant Secretary
                                                                                        of American Independence Funds Trust,
                                                                                        Assistant Secretary of American
                                                                                        Performance, Assistant Secretary of
                                                                                        AmSouth Funds, Assistant Clerk of Barr
                                                                                        Rosenberg Series Trust, Chairman of Barr
                                                                                        Rosenberg Variable Insurance Trust,
                                                                                        Assistant Secretary of BB&T Funds,
                                                                                        Assistant Secretary of BNY Hamilton
                                                                                        Funds, Inc., Assistant Secretary of
                                                                                        Brenton Mutual Funds, Assistant
                                                                                        Secretary of Citizens Funds, Assistant
                                                                                        Secretary of Counter Bond Fund,
                                                                                        Assistant Secretary of Empire Builder
                                                                                        Tax Free Bond Fund, Assistant Secretary
                                                                                        of Eureka Funds, Assistant Secretary of
                                                                                        Gartmore Mutual Funds (GMF), Assistant
                                                                                        Secretary of Gartmore Variable Insurance
                                                                                        Trust (GVIT), Assistant Secretary of
                                                                                        Governor Funds, Assistant Secretary of
                                                                                        Hirtle Callaghan Trust, Assistant
                                                                                        Secretary of HSBC Advisor Funds Trust
                                                                                        (Class Y - Onshore Feeder Funds),
                                                                                        Assistant Secretary of HSBC Family of
                                                                                        Funds, Assistant Secretary of HSBC
                                                                                        Investor Funds, Assistant Secretary of
                                                                                        Kensington Funds, Assistant Secretary of
                                                                                        Kent Funds, Chairman of LEADER Mutual
                                                                                        Funds, Assistant Secretary of
                                                                                        Metamarkets.com, Assistant Secretary of
                                                                                        Meyers Investment Trust, Assistant
                                                                                        Secretary of MMA Praxis Mutual Funds,
                                                                                        Assistant Secretary of Nationwide Asset
                                                                                        Allocation Trust (NAAT), Assistant
                                                                                        Secretary of Oak Value, Assistant
                                                                                        Secretary of Old Westbury Funds,
                                                                                        Assistant

         NAME (AGE),                                                     NUMBER OF
     POSITIONS HELD WITH               PRINCIPAL OCCUPATIONS           PORTFOLIOS IN              OTHER POSITIONS HELD
      THE FUNDS (SINCE)                 DURING PAST 5 YEARS            FUND COMPLEX               OUTSIDE FUND COMPLEX
------------------------------  -----------------------------------    -------------    ----------------------------------------
                                                                                        Secretary of One Group Mutual Funds,
                                                                                        Vice President of Pacific Capital Funds,
                                                                                        Chairman of RBC Funds, Assistant
                                                                                        Secretary of Shay - Asset Management
                                                                                        Fund, Assistant Secretary of Shay -
                                                                                        Institutional Investors Capital
                                                                                        Appreciation Fund, Inc., Assistant
                                                                                        Secretary of Shay - M.S.B. Fund, Inc.,
                                                                                        Assistant Secretary of Summit Investment
                                                                                        Trust, Assistant Secretary of The Shelby
                                                                                        Funds, Assistant Secretary of United
                                                                                        American Cash Reserves, Assistant
                                                                                        Secretary of USAllianz Funds, Assistant
                                                                                        Secretary of USAllianz Variable
                                                                                        Insurance Products Trust, Assistant
                                                                                        Secretary of UST of Boston, Assistant
                                                                                        Secretary of Valiant Fund, Assistant
                                                                                        Secretary of Van Ness Funds, Secretary
                                                                                        of Variable Insurance Funds, Assistant
                                                                                        Secretary of Victory Portfolios,
                                                                                        Assistant Secretary of Victory Variable
                                                                                        Insurance and Assistant Secretary of
                                                                                        Willamette Funds

Lisa Hurley (46),               Executive Vice President and               82           None
Assistant Secretary(1999)**     General Counsel of BISYS Fund
                                Services, Inc.; formerly Counsel to
                                Moore Capital Management and
                                General Counsel to Global Asset
                                Management and Northstar
                                Investments Management.

  * The contact address for the officer is Stelzer Road, Columbus, OH 43219. ** The contact address for the officer is 90 Park Avenue, New York, NY 10016.

    As of January 31, 2002, the officers, Trustees as a group owned less than 1% of the shares of each Fund.

                            ADVISER AND SUB-ADVISER

    Effective February 28, 2001, JPMFAM serves as investment adviser to the Funds pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Subject to such policies as the Board of Trustees may determine, JPMFAM is responsible for investment decisions for the Funds. Pursuant to the terms of the Advisory Agreement, JPMFAM provides the Funds with such investment advice and supervision as it deems necessary for the proper supervision of the Funds' investments. The Adviser continuously provide investment programs and determine from time to time what securities shall be purchased, sold or exchanged and what portion of the Funds' assets shall be held uninvested. The Adviser to the Funds furnish, at their own expense, all services, facilities and personnel necessary in connection with managing the investments and effecting portfolio transactions for the Funds. The Advisory Agreement for the Funds will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of a Funds' outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement.

    Under the Advisory Agreement, the Adviser may utilize the specialized portfolio skills of all its various affiliates, thereby providing the Funds with greater opportunities and flexibility in accessing investment expertise.

    Under the Advisory Agreement, JPMFAM may delegate a portion of its responsibilities to a sub-adviser. In addition, the Advisory Agreement provides that JPMFAM may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of JPMFAM as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of JPMFAM.

    JPMFAM, on behalf of the Funds, except for Pacific Region Fund, has entered into an investment sub-advisory agreement with J.P. Morgan Fleming Asset Management (London) Limited ("JPMFAM London"). JPMFAM, on behalf of the Pacific Region Fund, has entered into an investment sub-advisory agreement with JF International Management Inc. ("JFIMI" and, together with "JPMFAM London," collectively the "Sub-Advisers", and each a "Sub-Adviser"). With respect to the day-to-day management of the Funds, under the sub-advisory agreements, each Sub-Adviser makes decisions concerning, and place all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. Each Sub-Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of JPMFAM; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the sub-advisers. This arrangement will not result in the payment of additional fees by the Funds.

    JPMFAM is a wholly-owned subsidiary of J.P. Morgan Chase & Co. JPMFAM is registered with the Securities and Exchange Commission as an investment adviser. Also included among JPMFAM accounts are commingled trust funds and a broad spectrum of individual trust and investment management portfolios. These accounts have varying investment objectives. JPMFAM is located at 522 Fifth Avenue, New York, New York 10036.

    JPMFAM London is a wholly-owned subsidiary of J.P. Morgan Chase & Co. JPMFAM London is registered with the Securities and Exchange Commission and is regulated by the Investment Management Regulatory Organization (IMRO) as an investment adviser and provides discretionary investment advisory services to institutional clients, and the same individuals who serve as portfolio managers for CFAM London also serve as portfolio managers for Chase. JPMFAM London is located at Colvile House, 32 Curzon Street, London W1Y8AL.

    JFIMI, a wholly owned subsidiary of J.P. Morgan Chase & Co., is registered as an Investment Adviser with the Securities and Exchange Commission in the United States, and the Securities and Futures Commission in Hong Kong. Also, JFIMI is a member of JF Asset Management, which forms a key part of JPMorgan Fleming Asset Management, the brand name that covers the asset management activities of J.P. Morgan Chase & Co. globally. JFIMI is located at Jardine House, 47F, 1 Connaught Place, Hong Kong.

    Pursuant to the terms of the Advisory Agreement and Sub-Advisers' agreements with the Adviser, the Adviser and Sub-Advisers are permitted to render services to others. Each such agreement is terminable without penalty by the Trust on behalf of the Funds on not more than 60 days', nor less than 30 days', written notice when authorized either by a majority vote of a Fund's shareholders or by a vote of a majority of the Board of Trustees of the Trust, or by the Adviser or Sub-Advisers on not more than 60 days', nor less than 30 days', written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The advisory agreements provide that the Adviser or Sub-Advisers under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the respective Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

    In the event the operating expenses of the Funds, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to the Funds imposed by the securities laws or regulations thereunder of any state in which the shares of the Funds are qualified for sale, as such limitations may be raised or lowered from time to time, the Adviser shall reduce its advisory fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the Adviser shall be deducted from the monthly advisory fee otherwise payable with respect to the Funds during such fiscal year; and if such amounts should exceed the monthly fee, the adviser shall pay to a Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

    Prior to February 28, 2001, the adviser to the Funds was The Chase Manhattan Bank ("Chase"), a predecessor to Morgan. The day to day management of the Fleming Japan and European Fund was handled by the sub-adviser, Chase Fleming Asset Management (USA) Inc.

    In consideration of the services provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from each Fund an investment advisory fee computed daily and paid monthly based on a rate equal to a percentage of such Fund's average daily net assets specified in the relevant Prospectuses. However, the adviser may voluntarily agree to waive a portion of the fees payable to it on a month-to-month basis. For its services under its sub-advisory agreement, JPMFAM London and JFIMI will be entitled to receive, with respect to the Funds, such compensation, payable by the Adviser out of its advisory fee.

    For the three most recent fiscal years, Chase and/or the Adviser earned advisory fees, and voluntarily waived the amounts in parentheses as follows:
(amounts in thousands)

                                            FISCAL YEARS ENDED OCTOBER 31,
                           ----------------------------------------------------------------
                                   1999                  2000                  2001
                           --------------------  --------------------  --------------------
                           PAID/ACCRUED  WAIVED  PAID/ACCRUED  WAIVED  PAID/ACCRUED  WAIVED
                           ------------  ------  ------------  ------  ------------  ------
Fleming International
  Growth Fund*                  N/A        N/A        N/A        N/A       $ 35      $ (35)
Fleming European Fund          $555      $(179)      $934      $(189)      $682      $(218)
Fleming Japan                  $ 35      $ (35)      $ 35      $ (35)      $ 20      $ (20)

  *  Commenced operations 12/29/00

       BOARD REVIEW OF INVESTMENT ADVISORY AND SUB-ADVISORY ARRANGEMENTS

    The Funds' Board of Trustees, including the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the advisory or sub-advisory agreements, as applicable, or their affiliates, has approved the advisory and sub-advisory agreements, as applicable, for each Fund.

    As part of its review of the investment advisory and sub-advisory arrangements for the Funds, the Board of Trustees has requested that the Adviser and Sub-Adviser, as applicable, prepare on a regular basis information regarding the performance of the Funds, their performance against the Funds' peers and benchmarks and analyses by the Adviser of the Funds' performance. The members of the Advisers' and Sub-Advisers' investment staff, as applicable, meet with the Board of Trustees to discuss this information and their intentions with regard to the management of the Funds. The Adviser also periodically provides comparative information regarding the Funds' expense ratios and those of the peer groups. In addition, in preparation for its annual approval meeting, the Board of Trustees requests and reviews, with the assistance of its legal counsel, materials from the Adviser and Sub-Adviser regarding comparative fees, expenses, performance and profitability information pertaining to the relationship of the Adviser and the Funds.

    In approving the advisory and sub-advisory agreements, as applicable, the Board of Trustees of the Funds considered the nature, quality and scope of the operations and services provided by the Adviser and the Sub-Adviser, as applicable, to each Fund, including their knowledge of the Advisers' and Sub-Advisers' investment staff and executive personnel and the overall reputation and capabilities of the Adviser and Sub-Advisor, as applicable, and their affiliates. The Board of Trustees also considered comparative fee information concerning other investment companies with similar investment objectives and policies. The Funds' Board of Trustees compared the terms of each Fund's advisory and sub-advisory arrangements and similar arrangements by other investment companies, particularly with regard to levels of advisory fees relative to its peer group. The Board also examined the benefits to the Adviser and its affiliates of their relationship with each Fund. Specifically, the Board analyzed the benefits that accrued to the Adviser and its affiliates as a result of the fact that affiliates of the Adviser act as sub-adviser (as applicable), custodian, administrator and shareholder servicing agent for each Fund, and (except with respect to acting as sub-adviser) receive fees from each Fund for acting in such capacities. The Board also considered the fact that the Adviser and Sub-Adviser receive certain brokerage and research services from broker-dealers that execute portfolio transactions for the Funds, as more fully described under "Portfolio Transactions." The Board of Trustees also analyzed the information provided by the Adviser regarding the profitability to the Adviser of its relationship with the Funds. Profitability information is not audited and represents the Adviser's determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. In addition, the Board compared overall expense ratios (both pre- and post-expense reimbursement by the Adviser) for each Fund relative to its peer group. The Board of Trustees also considered the performance of the Funds and the intention of the Adviser and Sub-Adviser, as applicable, with regard to management of the Funds, including the commitment of the Adviser and Sub-Adviser, as applicable, to provide high quality services to the Funds, whether there were any conditions likely to affect the ability of the Adviser and Sub-Adviser, as applicable, to provide such services, and their ability to retain and attract qualified personnel to manage each Fund.

    In reaching their decision to approve the investment advisory and sub-advisory contracts, as applicable, the Board of Trustees did not identify any single factor as being of paramount importance. Based on its evaluation of the information reviewed and after due consideration, the Board of Trustees of each Fund concluded that the current advisory and sub-advisory agreements, as applicable, enabled the Fund to obtain high-quality services at costs that it deemed appropriate and reasonable and that approval of the agreements was in the best interest of each Fund and its shareholders.

                                  DISTRIBUTOR

    J.P. Morgan Fund Distributors, Inc. (the "Distributor") serves as the Trust's exclusive Distributor and holds itself available to receive purchase orders for the Fund's shares. In that capacity, the Distributor has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and the Distributor. Under the terms of the Distribution Agreement between the Distributor and the Trust, dated April 11, 2001, the Distributor receives no compensation in its capacity as the Trust's distributor. The Distributor is a wholly-owned subsidiary of The BYSIS Group, Inc. The Distributor currently provides administration and distribution services for a number of other investment companies.

    The Distribution Agreement will continue in effect with respect to the Fund for a period of two years after execution and thereafter only if it is approved at least annually (i) by a vote of the holders of a majority of the Fund's outstanding shares or (ii) by a vote of a majority of the Trustees of the Trust and a vote of the Trustees who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees" and "Officers"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, including a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of each Fund's outstanding shares as defined under "Additional Information", in any case without payment of any penalty on 60 days' written notice to the other party. The principal offices of the Distributor are located at 1211 Avenue of the Americas, New York, New York 10036.

                                 ADMINISTRATOR

    Pursuant to an Administration Agreement (the "Administration Agreement"), Morgan serves as administrator of the Funds. Morgan provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. Morgan in its capacity as administrator does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

    Morgan was formed on November 10, 2001 from the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York.

    Under the Administration Agreement, Morgan is permitted to render administrative services to others. The Administration Agreement will continue in effect for two years and from year to year thereafter with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined by the 1940 Act), or by vote of a majority of such Fund's outstanding voting securities. The Administration Agreement is terminable without penalty by the Trust on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by Morgan on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Administration Agreement also provides that absent willful misfeasance, bad faith or gross negligence, or reckless disregard in the performance of duties under the agreement on the part of Morgan or its directors, officers or employees the Trust shall indemnify Morgan against any claims that Morgan may incur based on any omissions in connection with services rendered to the Trust under the Administration Agreement.

    In consideration of the services provided by Morgan pursuant to the Administration Agreement, Morgan receives from each Fund a pro rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of the average daily net assets in excess of $25 billion. Morgan may voluntarily waive a portion of the fees payable to it with respect to each Fund on a month-to-month basis. Morgan may pay a portion of the fees it receives to BISYS Fund Services, L.P. for its services as the Funds' sub-administrator.

    For the three most recent fiscal years, the Administrator earned administration fees, and waived the amounts in parentheses: (amounts in thousands)

                                            FISCAL YEARS ENDED OCTOBER 31,
                           ----------------------------------------------------------------
                                   1999                  2000                  2001
                           --------------------  --------------------  --------------------
                           PAID/ACCRUED  WAIVED  PAID/ACCRUED  WAIVED  PAID/ACCRUED  WAIVED
                           ------------  ------  ------------  ------  ------------  ------
Fleming International
  Growth Fund*                    N/A      N/A          N/A      N/A       $ 4        $ (4)
Fleming European Fund        $     55       --     $     93       --       $76        $(12)
Fleming Japan                $      4    $  (4)    $      4    $  (4)      $ 2        $ (2)

  *  Commenced operations 12/29/00

                               DISTRIBUTION PLAN

    The Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") on behalf of its Class A, B and C shares of the Funds, which provides that such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in their respective Prospectuses. The Distributor may use all or any portion of such Class A Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each such class of shares of each Fund will be conducted generally by the JPMorgan Funds, and activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other JPMorgan Funds.

    Class A shares pay a Distribution Fee of up to 0.25% and Class B and Class C shares pay a Distribution Fee of up to 0.75% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B and Class C shares of up to 4.00% and 1.00% respectively, of the purchase price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

    Some payments under the Distribution Plans may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average net asset value of Class A shares, or 0.75% annualized of the average net asset value of the Class B shares, or 0.75% annualized of the average net asset value of the Class C shares, maintained in a Fund by such broker-dealers' customers. Trail or maintenance commissions on Class B and Class C shares will be paid to broker-dealers beginning the 13th month following the purchase of such Class B and Class C shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plans. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C shares, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B and Class C shares in any one year will be accrued and paid by a Fund to the Distributor in fiscal years subsequent thereto. In determining whether to purchase Class B and Class C shares, investors should consider that compensation payments could continue until the Distributor has been fully reimbursed for the commissions paid on sales of Class B and Class C shares. However, the shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid.

    Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

    The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Trustees").

    The Distribution Plan requires that the Trust shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The Distribution Plan further provides that the selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or, with respect to a particular Fund, by vote of a majority of the outstanding voting shares of the class of such Fund to which it applies (as defined in the 1940 Act). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of the affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

    For the fiscal years ended October 31, 1999, 2000 and 2001, the Distributor was paid or accrued distribution fees with respect to the Funds, and voluntarily waived the amount in parentheses following such fees: (amounts in thousands)

                                            FISCAL YEARS ENDED OCTOBER 31,
                           ----------------------------------------------------------------
                                   1999                  2000                  2001
                           --------------------  --------------------  --------------------
                           PAID/ACCRUED  WAIVED  PAID/ACCRUED  WAIVED  PAID/ACCRUED  WAIVED
                           ------------  ------  ------------  ------  ------------  ------
International Growth
  Fund*
    Class A Shares               --         --         --         --       $  7      $  (7)
    Class B Shares               --         --         --         --       $  5      $  (2)
    Class C Shares               --         --         --         --         --         --
Japan Fund
    Class A Shares             $  7      $  (7)      $  7      $  (7)      $  4      $  (4)
    Class B Shares             $  5         --       $  6         --       $  2         --
European Fund
    Class A Shares             $110         --       $183         --       $129         --
    Class B Shares             $ 81         --       $128         --       $110         --
    Class C Shares             $  6         --       $ 25         --       $ 27         --

  *  Commenced operations 12/29/00

    Expenses paid by the Distributor related to the distribution of Trust shares during the year ended October 31, 2001 were as follows:

                                     INTERNATIONAL
                                      GROWTH FUND   JAPAN FUND  EUROPEAN FUND
                                     -------------  ----------  -------------
Advertising and Sales Literature        $   624       $   75      $  2,837
Printing, production and mailing of
  prosp.                                $ 6,922       $  369      $ 20,303
Compensation to dealers                 $    62       $1,229      $ 71,958
Compensation to sales personnel         $ 1,901       $1,250      $ 49,753
B share financing charges               $15,810       $1,746      $109,461
Equipment, supplies and other           $    27       $   38      $  1,357

    With respect to the Class B shares of the Funds, the Distribution Fee was paid to FEP Capital L.P. for acting as a finance agent.

                            DISTRIBUTION AGREEMENTS

    The Trust has entered into a Distribution Agreement (the "Distribution Agreement") with the Distributor, pursuant to which the Distributor acts as the Funds' exclusive underwriter, provides certain administration services and promotes and arranges for the sale of Shares. The Distributor is a wholly-owned subsidiary of BISYS Fund Services, Inc. The Distribution Agreement provides that the Distributor will bear the expenses of printing, distributing and filing prospectuses and statements of additional information and reports used for sales purposes, and of preparing and printing sales literature and advertisements not paid for by the Distribution Plans. The Trust pays for all of the expenses for qualification of the shares of each Fund for sale in connection with the public offering of such shares, and all legal expenses in connection therewith.

    The Distribution Agreement is currently in effect and will continue in effect with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of such Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Distribution Agreement also provides that neither the Distributor nor its personnel shall be liable for any act or omission in the course of, or connected with, rendering services under the Distribution Agreement, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

    The Distributor was also party to a Sub-Administration Agreement with the Funds, pursuant to which the Distributor was paid an annual fee of 0.05% of the net assets of each Fund for providing certain sub-administration services to the Funds through September 10, 2001.

    For the three most recent fiscal years, the Distributor earned sub-administration fees, and voluntarily waived the amounts in parentheses:
(amounts in thousands)

                                            FISCAL YEARS ENDED OCTOBER 31,
                           ----------------------------------------------------------------
                                   1999                  2000                  2001
                           --------------------  --------------------  --------------------
                           PAID ACCRUED  WAIVED  PAID ACCRUED  WAIVED  PAID ACCRUED  WAIVED
                           ------------  ------  ------------  ------  ------------  ------
Fleming International
  Growth Fund*                     --       --           --       --       $ 1        $(1)
Fleming European Fund        $     28       --     $     47       --       $31        $(2)
Fleming Japan                $      2    $  (2)    $      2    $  (2)      $ 1        $(1)

  *  Commenced operations 12/29/00

           SHAREHOLDER SERVICING AGENTS, TRANSFER AGENT AND CUSTODIAN

    Effective January 3, 2000, the Trust adopted an Administrative Services Plan which, among other things, provides that the Trust on behalf of the Funds may obtain the services of one or more Shareholder Servicing Agents. The Trust has entered into shareholder servicing agreements (a "Servicing Agreement") with each Shareholder Servicing Agent to provide certain services including but not limited to the following: answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares may be effected for the Fund as to which the Shareholder Servicing Agent is so acting and certain other matters pertaining to the Fund; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmit, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Fund; receive, tabulate and transmit to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and provide such other related services as the Fund or a shareholder may request. Shareholder servicing agents may be required to register pursuant to state securities law. Shareholder Servicing Agents may subcontract with other parties for the provision of shareholder support services.

    Each Shareholder Servicing Agent may voluntarily agree from time to time to waive a portion of the fees payable to it under its Servicing Agreement with respect to each Fund on a month-to-month basis. Fees payable to the Shareholder Servicing Agents (all of which currently are related parties) and for the fiscal year ended October 31, 1999, 2000 and 2001: (amounts in thousands)

                                            FISCAL YEARS ENDED OCTOBER 31,
                           ----------------------------------------------------------------
                                   1999                  2000                  2001
                           --------------------  --------------------  --------------------
                           PAID ACCRUED  WAIVED  PAID ACCRUED  WAIVED  PAID ACCRUED  WAIVED
                           ------------  ------  ------------  ------  ------------  ------
Fleming International
  Growth Fund*
    Class A Shares                 --       --           --       --       $ 6        $(6)
    Class B Shares                 --       --           --       --       $ 2        $(2)
    Class C Shares                 --       --           --       --        --         --
Fleming European Fund
    Institutional Shares           --       --           --       --       $ 1        $(1)
    Select Shares                  --       --           --       --       $ 2         --
    Class A Shares                 --       --           --       --        --         --
    Class B Shares           $     27       --     $     43       --       $37         --
    Class C Shares           $      2       --     $      8       --       $ 9         --
Fleming Japan
    Class A Shares                 --       --           --       --        --         --
    Class B Shares           $      2    $  (2)    $      2    $  (2)      $ 1        $(1)

  *  Commenced operations 12/29/00

    Shareholder Servicing Agents may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each Shareholder Servicing Agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Shareholder Servicing Agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as Shareholder Servicing Agents.

    For shareholders that bank with Morgan, Morgan may aggregate investments in the JPMorgan Funds with balances held in Morgan bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. Morgan and certain broker-dealers and other Shareholder Servicing Agents may, at their own expense, provide gifts such as computer software packages, guides and books related to investment or additional Fund shares valued up to $250 to their customers that invest in the JPMorgan Funds.

    Morgan and/or the Distributor may from time to time, at their own expense out of compensation retained by them from the Fund or other sources available to them, make additional payments to certain selected dealers or other Shareholder Servicing Agents for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Fund attributable to shares or 0.25% in the case of the European Fund if the Fund held by customers of such Shareholder Servicing Agents. Such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid by Morgan and/or the Distributor.

    The Trust has also entered into a Transfer Agency Agreement with DST Systems, Inc. ("DST") pursuant to which DST acts as transfer agent for the Trust. DST's address is 210 West 10th Street, Kansas City, MO 64105.

    Pursuant to a Custodian Agreement, Morgan acts as the custodian of the assets of each Fund for which Morgan receives such compensation as is from time to time agreed upon by the Trust and Morgan. As custodian, Morgan provides oversight and record keeping for the assets held in the portfolios of each Fund. Morgan also provides fund accounting services for the income, expenses and shares outstanding for the Funds. Morgan is located at 3 Metrotech Center, Brooklyn, NY 11245. For additional information, see the Prospectuses.

                            INDEPENDENT ACCOUNTANTS

    The financial statements incorporated herein by reference from the Trust's Annual Reports to Shareholders for the fiscal year ended October 31, 2001, and the related financial highlights which appear in the Prospectuses, have been incorporated herein and included in the Prospectuses in reliance on the reports of PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, independent accountants of the Funds, given on the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP provides the Funds with audit services, tax return preparation and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

                           CERTAIN REGULATORY MATTERS

    Morgan and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of any of the Funds, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Morgan and its affiliates deal, trade and invest for their own accounts in U.S. government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U.S. government obligations and municipal obligations. Morgan and its affiliates may sell U.S. government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by the Funds' distributor or affiliates of the distributor. Morgan will not invest any Fund assets in any U.S. government obligations, municipal obligations or commercial paper purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which Morgan or an affiliate is a non-principal member. This restriction my limit the amount or type of U.S. government obligations, municipal obligations or commercial paper available to be purchased by any Fund. Morgan has informed the Funds that in making its investment decision, it does not obtain or use material inside information in the possession of any other division or department of Morgan, including the division that performs services for the Trust as custodian, or in the possession of any affiliate of Morgan. Shareholders of the Funds should be aware that, subject to applicable legal or regulatory restrictions, Morgan and its affiliates may exchange among themselves certain information about the shareholder and his account. Transactions with affiliated broker-dealers will only be executed on an agency basis in accordance with applicable federal regulations.

                                    EXPENSES

    Each Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Trust. These expenses include: investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds' custodian for all services to the funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are all allocated to specific classes of the Funds. In addition, the Funds may allocate transfer agency and certain other expenses by class. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

    JPMFAM has agreed that it will reimburse each Fund as described in the Prospectuses, to the extent necessary to maintain each Fund's total operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) at the following annual rate of the Fund's average daily net assets through the dates specified below.

Fleming International Growth Fund
    Class A Shares                         2/28/2003  2.00%
    Class B Shares                         2/28/2003  2.50%
    Class C Shares                         2/28/2003  2.50%
Fleming European Fund
    Institutional Shares                   2/28/2005  1.00%
    Select Shares                          2/28/2005  1.50%
    Class A Shares                         2/28/2003  1.75%
    Class B Shares                         2/28/2003  2.50%
    Class C Shares                         2/28/2003  2.50%
Fleming Japan
    Class A Shares                         2/28/2003  1.75%
    Class B Shares                         2/28/2003  2.50%
Fleming Pacific Region
    Class A Shares                         2/28/2003  1.75%
    Class B Shares                         2/28/2003  2.25%

                              GENERAL INFORMATION

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    Mutual Fund Group is an open-end, management investment company organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on May 11, 1987. Because certain Funds comprising the Trust are "non-diversified", more than 5% of any of the assets of such Funds may be invested in the obligations of any single issuer, which may make the value of the shares in such a Fund more susceptible to certain risks than shares of a diversified mutual fund.

    Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

    Each Fund currently issues multiple classes of shares but may, in the future, offer other classes. The categories of investors that are eligible to purchase shares may be different for each class of Fund shares. Other classes of Fund shares may be subject to differences in sales charge arrangements, ongoing distribution and service fee levels, and levels of certain other expenses, which will affect the relative performance of the different classes.

    Any person entitled to receive compensation for selling or servicing shares of a Fund may receive different levels of compensation for selling one particular class of shares rather than another.

    The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. Shares have no preemptive or conversion rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board of Trustees recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series' or class' outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares or (iii) by the Board of Trustees by written notice to the series' or class' shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

    Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust's Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

    The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

    The Board of Trustees has adopted a code of ethics addressing personal securities transactions by investment personnel and access persons and other related matters. The code has been designated to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject to the code are generally permitted to engage in personal securities transactions, subject to certain prohibitions, pre-clearance requirements and blackout periods.

                               PRINCIPAL HOLDERS

    As of January 31, 2002, the following persons owned of record 5% or more of the outstanding class of shares of the Funds:

                                                                                 PERCENTAGE
FUND AND CLASS OF SHARES                   NAME AND ADDRESS OF SHAREHOLDER          HELD
------------------------               ----------------------------------------  ----------
FLEMING EUROPEAN FUND, CLASS A         BALSA & CO                                   29.28%
                                       MUTUAL FUNDS UNIT 16 HCB 340
                                       PO BOX 2558
                                       HOUSTON TX 77252-2558

                                       BALSA & CO                                   13.25%
                                       MUTUAL FUNDS UNIT 16 HCB 340
                                       PO BOX 2558
                                       HOUSTON TX 77252-2558

                                       BALSA & CO                                   10.42%
                                       MUTUAL FUNDS UNIT 16 HCB 340
                                       PO BOX 2558
                                       HOUSTON TX 77252-2558

                                       MLPF&S FOR THE SOLE BENEFIT OF                5.67%
                                       ITS CUSTOMERS
                                       ATTN FUND ADMINISTRATION
                                       SEC# 97HT1
                                       4800 DEER LAKE DRIVE EAST 2ND FLR
                                       JACKSONVILLE FL 32246-6484

                                                                                 PERCENTAGE
FUND AND CLASS OF SHARES                   NAME AND ADDRESS OF SHAREHOLDER          HELD
------------------------               ----------------------------------------  ----------
FLEMING EUROPEAN FUND, CLASS B         MLPF&S FOR THE SOLE BENEFIT OF               17.41%
                                       ITS CUSTOMERS
                                       ATTN FUND ADMINISTRATION
                                       SEC# 97HT4
                                       4800 DEER LAKE DRIVE EAST 2ND FLR
                                       JACKSONVILLE FL 32246-6484

FLEMING EUROPEAN FUND, CLASS C         MLPF&S                                       68.13%
                                       SEC# 97TR4
                                       4800 DEER LAKE DR EAST 2ND FL
                                       JACKSONVILLE FL 32246-6484

FLEMING EUROPEAN FUND, INSTITUTIONAL   MORGAN GUARANTY TR CO OF NEW YORK            48.83%
  CLASS                                ASA GENT FOR COLESTE CHAN FAMILY
                                       TRUST
                                       ATTN: SPECIAL PRODUCTS 2 OPS/3
                                       500 STANTON CHRISTIANA ROAD
                                       NEWARK DE 19713-2107

                                       J P MORGAN FSB                               10.14%
                                       AS AGENT FOR
                                       JOHN M WATKINS
                                       ATTN: SPECIAL PRODUCTS 2 OPS/3
                                       500 STANTON CHRISTIANA ROAD
                                       NEWARK DE 19713-2107

                                       JPM CHASE BANK AS AGENT FOR                   8.47%
                                       RMG CARRIZO LLC
                                       ATTN: SPECIAL PRODUCTS 1/OPS3
                                       500 STANTON CHRISTIANA RD
                                       NEWARK DE 19713-2107

                                       BALSA & CO                                    7.80%
                                       MUTUAL FUNDS UNIT 16-HCB-340
                                       PO BOX 2558
                                       HOUSTON TX 77252-2558

                                       J P MORGAN FSB                                5.91%
                                       SEGERSTROM COMMUNITY PROPERTY
                                       ATTN: SPECIAL PRODUCTS 2 OPS/3
                                       500 STANTON CHRISTIANA ROAD
                                       NEWARK DE 19713-2107

                                       MORGAN GUARANTY TRUST COMPANY OF NY           5.70%
                                       AS AGENT FOR JAMES MOONEY III
                                       ATTN: SPECIAL PRODUCTS 2/OPS3
                                       500 STANTON CHRISTIANA RD
                                       NEWARK DE 19713-2107

                                       MORGAN GUARNATY TRUST C OF NY AS              5.27%
                                       AGENT FOR JACK G CLARKE IRA
                                       ROLLOVER TRUST
                                       ATTN: SPECIAL PRODUCTS 2 OPS/3
                                       500 STANTON CHRISTIANA RD
                                       NEWARK DE 19713-2107

                                                                                 PERCENTAGE
FUND AND CLASS OF SHARES                   NAME AND ADDRESS OF SHAREHOLDER          HELD
------------------------               ----------------------------------------  ----------
FLEMING EUROPEAN FUND, SELECT CLASS    MGT OF NEW YORK AS AGENT FOR                 16.88%
                                       VINCENTE MADRIGAL
                                       ATTN SPECIAL PRODUCTS 2/OPS3
                                       500 STANTON CHRISTIANA RD
                                       NEWARK DE 19713-2107

                                       FISERV SECURITIES, INC                       15.70%
                                       TRADE HOUSE ACCOUNT
                                       ATTN MUTUAL FUND DEPT
                                       ONE COMMERCE SQUARE
                                       2005 MARKET STREET
                                       PHILADELPHIA PA 19103-7042

                                       CHARLES SCHWAB & CO INC                      13.51%
                                       SPECIAL CUSTODY ACCOUNT FOR
                                       BENEFIT OF CUSTOMERS
                                       ATTN: MUTUAL FUNDS
                                       101 MONTGOMERY ST
                                       SAN FRANCISCO CA 94104-4122

                                       NATIONAL FINANCIAL SERVICES CORP             10.26%
                                       FOR THE EXCLUSIVE BENEFIT OF
                                       OUR CUSTOMERS
                                       ATTN: MUTUAL FUNDS -- 5TH FLOOR
                                       200 LIBERTY ST -- 1 WORLD FINANCIAL
                                       NEW YORK NY 10281-1003

FLEMING INTERNATIONAL GROWTH,          JP MORGAN INVESTMENT MGMT                    75.26%
  CLASS A                              ATTN HASKEL GINSBERG
                                       522 5TH AVE FL 18
                                       NEW YORK NY 10036-7601

                                       JP MORGAN FUND DISTRIBUTORS INC              24.74%
                                       AS SEED MONEY FOR
                                       INTERNATIONAL GROWTH FUND A SHARES
                                       ATTN TODD FRANK
                                       3435 STELZER RD STE 1000
                                       COLUMBUS OH 43219-6004

FLEMING INTERNATIONAL GROWTH, CLASS B  JP MORGAN FUND DISTRIBUTORS INC             100.00%
                                       AS SEED MONEY FOR
                                       INTERNATIONAL GROWTH FUND B SHARES
                                       ATTN TODD FRANK
                                       3435 STELZER RD STE 1000
                                       COLUMBUS OH 43219-6004

FLEMING JAPAN FUND, CLASS A            BALSA & CO                                   33.81%
                                       MUTUAL FUNDS UNIT 16 HCB 340
                                       PO BOX 2558
                                       HOUSTON TX 77252-2558

                                       BALSA & CO                                   26.97%
                                       MUTUAL FUNDS UNIT 16 HCB 340
                                       PO BOX 2558
                                       HOUSTON TX 77252-2558

                                                                                 PERCENTAGE
FUND AND CLASS OF SHARES                   NAME AND ADDRESS OF SHAREHOLDER          HELD
------------------------               ----------------------------------------  ----------
                                       BALSA & CO                                    5.77%
                                       MUTUAL FUNDS UNIT 16 HCB 340
                                       PO BOX 2558
                                       HOUSTON TX 77252-2558

                                       INVESTORS TRUST CO CUST                       5.14%
                                       DEPT OF EDUCATION
                                       JOHN A SUMMERFIELD
                                       4400 THE COURT
                                       SACRAMENTO CA 95821-2940

FLEMING JAPAN FUND, CLASS B            MLPF&S FOR THE SOLE BENEFIT OF               26.52%
                                       ITS CUSTOMERS
                                       ATTN FUND ADMINISTRATION
                                       SEC# 97HT6
                                       4800 DEER LAKE DRIVE EAST 2ND FLR
                                       JACKSONVILLE FL 32246-6484

                                       NFSC FEBO # C1B-347035                        8.54%
                                       MTS/PEOPLE SOURCE INC DEFINED BE
                                       LOUIS MARCOCCIA
                                       26 VARSITY BOULEVARD
                                       EAST SETAUKET NY 11733-1040

                                       INVESTORS TRUST CO CUST                       7.87%
                                       FERHAT M HASAN MD
                                       PROFIT SHARING PLAN
                                       FBO FERHAT M HASAN
                                       3007 ECORN WOODWAY
                                       HOUSTON TX 77059

                                       NFSC FEBO # CR1-638587                        6.79%
                                       CHASE MANHATTAN BANK CUST
                                       IRA OF JIMMY T HSIEH
                                       TRADITIONAL R/O IRA
                                       150 COLUMBUS AVE APT #20B
                                       NEW YORK NY 10023-5970

                                       INVESTORS TRUST CO CUST                       6.23%
                                       FRANKLIN C WIDMAN JR
                                       2873 MANITOU RD
                                       ROCHESTER NY 14624-1132

                                       STERNE AGEE & LEACH INC                       6.17%
                                       A/C 8640-0624
                                       813 SHADES CREEK PKWY STE 100B
                                       BIRMINGHAM AL 35209-4459

                                       NFSC FEBO # CL5-407399                        5.03%
                                       NFSC/FMTC IRA
                                       FBO RICHARD R STEBBINS JR
                                       20 WEST86TH STREET
                                       NEW YORK NY 10024-3604

                                                                                 PERCENTAGE
FUND AND CLASS OF SHARES                   NAME AND ADDRESS OF SHAREHOLDER          HELD
------------------------               ----------------------------------------  ----------
PACIFIC REGION FUND, CLASS A           JP MORGAN INVESTMENT MGMT                   100.00%
                                       ATTN HASKEL GINSBERG
                                       522 5TH AVE FL 18
                                       NEW YORK NY 10036-7601

PACIFIC REGION FUND, CLASS B           JP MORGAN INVESTMENT MGMT                   100.00%
                                       ATTN HASKEL GINSBERG
                                       522 5TH AVE FL 18
                                       NEW YORK NY 10036-7601

                              FINANCIAL STATEMENTS

    The Annual Report to Shareholders for the fiscal year ended October 31, 2001 of each Fund, including the report of independent accounts, financial highlights and financial statements for the fiscal year ended October 31, 2001 (filed on 12/31/01; Accession No. 0000912057-01-544927) contained therein, are incorporated herein by reference.

                                   APPENDIX A

                       DESCRIPTION OF CERTAIN OBLIGATIONS
                    ISSUED OR GUARANTEED BY U.S. GOVERNMENT
                         AGENCIES OR INSTRUMENTALITIES

    FEDERAL FARM CREDIT SYSTEM NOTES AND BONDS--are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. government. These bonds are not guaranteed by the U.S. government.

    MARITIME ADMINISTRATION BONDS--are bonds issued and provided by the Department of Transportation of the U.S. government and are guaranteed by the U.S. government.

    FNMA BONDS--are bonds guaranteed by the Federal National Mortgage Association. These bonds are not guaranteed by the U.S. government.

    FHA DEBENTURES--are debentures issued by the Federal Housing Administration of the U.S. Government and are guaranteed by the U.S. government.

    FHA INSURED NOTES--are bonds issued by the Farmers Home Administration of the U.S. Government and are guaranteed by the U.S. government.

    GNMA CERTIFICATES--are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration and therefore guaranteed by the U.S. government. As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures may result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee. As the prepayment rate of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. The yield which will be earned on GNMA Certificates may vary form their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates. Principal which is so prepaid will be reinvested, although possibly at a lower rate. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium could result in a loss to a Fund. Due to the large amount of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate. If agency securities are purchased at a premium above principal, the premium is not guaranteed by the issuing agency and a decline in the market value to par may result in a loss of the premium, which may be particularly likely in the event of a prepayment. When and if available, U.S. government obligations may be purchased at a discount from face value.

    FHLMC CERTIFICATES AND FNMA CERTIFICATES--are mortgage-backed bonds issued by the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, respectively, and are guaranteed by the U.S. government.

    GSA PARTICIPATION CERTIFICATES--are participation certificates issued by the General Services Administration of the U.S. Government and are guaranteed by the U.S. government.

    NEW COMMUNITIES DEBENTURES--are debentures issued in accordance with the provisions of Title IV of the Housing and Urban Development Act of 1968, as supplemented and extended by Title VII of the Housing and Urban Development Act of 1970, the payment of which is guaranteed by the U.S. government.

    PUBLIC HOUSING BONDS--are bonds issued by public housing and urban renewal agencies in connection with programs administered by the Department of Housing and Urban Development of the U.S. Government, the payment of which is secured by the U.S. government.

    PENN CENTRAL TRANSPORTATION CERTIFICATES--are certificates issued by Penn Central Transportation and guaranteed by the U.S. government.

    SBA DEBENTURES--are debentures fully guaranteed as to principal and interest by the Small Business Administration of the U.S. government.

    WASHINGTON METROPOLITAN AREA TRANSIT AUTHORITY BONDS--are bonds issued by the Washington Metropolitan Area Transit Authority. Some of the bonds issued prior to 1993 are guaranteed by the U.S. government.

    FHLMC BONDS--are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation. These bonds are not guaranteed by the U.S. government.

    FEDERAL HOME LOAN BANK NOTES AND BONDS--are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. government.

    STUDENT LOAN MARKETING ASSOCIATION ("SALLIE MAE") NOTES AND BONDS--are notes and bonds issued by the Student Loan Marketing Association and are not guaranteed by the U.S. government.

    D.C. ARMORY BOARD BONDS--are bonds issued by the District of Columbia Armory Board and are guaranteed by the U.S. government.

    EXPORT-IMPORT BANK CERTIFICATES--are certificates of beneficial interest and participation certificates issued and guaranteed by the Export-Import Bank of the U.S. and are guaranteed by the U.S. government.

    In the case of securities not backed by the "full faith and credit" of the U.S. government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. government itself in the event the agency or instrumentality does not meet its commitments.

    Investments may also be made in obligations of U.S. government agencies or instrumentalities other than those listed above.

                                   APPENDIX B

                            DESCRIPTION OF RATINGS*

          DESCRIPTION OF MOODY'S FOUR HIGHEST MUNICIPAL BOND RATINGS:

    Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa--Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   DESCRIPTION OF MOODY'S THREE HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES:

    Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade ("MIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. A short-term rating may also be assigned on an issue having a demand feature-variable rate demand obligation or commercial paper programs; such ratings will be designated as "VMIG." Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Symbols used are as follows:

    MIG-1/VMIG-1--Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

    MIG-2/VMIG-2--Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

    MIG-3/VMIG-3--Notes bearing this designation are of favorable quality, where all security elements are accounted for but there is lacking the undeniable strength of the preceding grade, liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     DESCRIPTION OF STANDARD & POOR'S FOUR HIGHEST MUNICIPAL BOND RATINGS:

    AAA--Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

-------------------
* As described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

    AA--Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

    A--Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

    Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   DESCRIPTION OF STANDARD & POOR'S RATINGS OF MUNICIPAL NOTES AND TAX-EXEMPT
                                 DEMAND BONDS:

    A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

    - Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).
    - Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

    Note rating symbols are as follows:

    SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

    SP-2--Satisfactory capacity to pay principal and interest.

    SP-3--Speculative capacity to pay principal and interest.

    Standard & Poor's assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

    The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/B-1+"). For the newer "demand notes," S&P's note rating symbols, combined with the commercial paper symbols, are used (for example, "SP-1+/A-1+").

     DESCRIPTION OF STANDARD & POOR'S TWO HIGHEST COMMERCIAL PAPER RATINGS:

    A--Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

    A-1--This rating indicates a fund has strong capacity to meet its financial commitments. Standard & Poor's rate it in the highest category. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is extremely stong.

    A-2--This rating indicates a fund has satisfactory capacity to meet its financial commitments. However it is somewhat more susceptible to the adverse affects of changes in circumstances and economic conditions than obligors in the highest rating category.

          DESCRIPTION OF MOODY'S TWO HIGHEST COMMERCIAL PAPER RATINGS:

    Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
Prime-1, Prime-2 and Prime-3.

    ISSUERS RATED PRIME-1--(or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well-established access to a range of financial markets and assured sources of alternate liquidity.

    ISSUERS RATED PRIME-2--(or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

 DESCRIPTION OF FITCH'S RATINGS OF MUNICIPAL NOTES AND TAX-EXEMPT DEMAND BONDS

                             MUNICIPAL BOND RATINGS

    The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issuer, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's financial strength and credit quality.

    AAA--Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

    AA--Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1.

    A--Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

    BBB--Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

    Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

                               SHORT-TERM RATINGS

    Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

    Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

    F-1+--Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

    F-1--Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

    F-2--Good Credit Quality. Issues carrying this rating have satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

    F-3--Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near term adverse changes could cause these securities to be rated below investment grade.

                                 JPMORGAN FUNDS

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION
                                                               FEBRUARY 28, 2002

                               MUTUAL FUND GROUP
                        JPMORGAN SHORT TERM BOND FUND II
                         JPMORGAN STRATEGIC INCOME FUND
                       JPMORGAN U.S. TREASURY INCOME FUND
                      522 FIFTH AVENUE, NEW YORK, NY 10036

    This Statement of Additional Information is not a Prospectus, but contains additional information which should be read in conjunction with the Prospectuses dated February 28, 2002, offering shares of the Funds listed above, as supplemented from time to time. Additionally, this Statement of Additional Information incorporates by reference the financial statements included in the Shareholder Reports relating to the Funds listed above dated October 31, 2001. Copies of each Prospectus and the Financial Statements including the Independent Accountants Reports may be obtained by an investor without charge by contacting J.P. Morgan Fund Distributors, Inc. ("JPMFD"), or the Funds' distributor (the "Distributor"), at 1211 Avenue of the Americas, 41st Floor, New York, NY 10036.

    For more information about the Funds, or the financial statements simply call or write the JPMorgan Funds Service Center at:

    Select, A, B, C and M Shares:

    JPMorgan Funds Service Center
    P.O. Box 219392
    Kansas City, MO 64121-9392
    1-800-348-4782

                                                              SAI-STBSITIMFG-302

TABLE OF CONTENTS                                   PAGE
--------------------------------------------------------

The Funds.........................................    3
Investment Policies and Restrictions..............    3
Performance Information...........................   22
Net Asset Value...................................   28
Purchases, Redemptions and Exchanges..............   29
Distributions: Tax Matters........................   34
Management of the Trust and the Funds.............   38
Officers..........................................   42
Codes of Ethics...................................   46
Adviser...........................................   46
Administrator.....................................   48
Distribution Plan.................................   49
Distributor and Distribution Agreement............   51
Shareholder Servicing Agents, Transfer Agent and
  Custodian.......................................   51
Independent Accountants...........................   53
Certain Regulatory Matters........................   53
General Information...............................   55
Appendix A--Description of Certain Obligations
  Issued or Guaranteed by U.S. Government Agencies
  or Instrumentalities............................  A-1
Appendix B--Description of Ratings................  B-1

                                   THE FUNDS

    This Statement of Additional Information relates only to the JPMorgan Short Term Bond Fund II (the "Short Term Bond Fund II"), JPMorgan Strategic Income Fund (the "Strategic Income Fund") and JPMorgan U.S. Treasury Income Fund (the "U.S. Treasury Income Fund"). Each of the Funds is a separate series of Mutual Fund Group (the "Trust"), an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 11, 1987. Certain of the Funds are diversified and other Funds are non-diversified, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The shares of the Funds are collectively referred to in this Statement of Additional Information as the "Shares."

    Effective February 28, 2001, the following Funds were renamed with the approval of the Board of Trustees of the Trust:

FUND                                      FORMER NAME
----                                      -----------
JPMorgan Short-Term Bond Fund II          Chase Vista Short-Term Bond Fund
  (Short-Term Bond Fund II)
JPMorgan Strategic Income Fund            Chase Vista Strategic Income Fund
  (Strategic Income Fund)
JPMorgan U.S. Treasury Income Fund        Chase Vista U.S. Treasury Income Fund
  (U.S. Treasury Income Fund)

    The Trustees of the Trust have authorized the issuance and sale of the following classes of shares for the Funds:

Short Term Bond Fund II                   Select (formerly Class I) Class, Class M and Class A Shares
Strategic Income Fund                     Select (formerly Institutional) Class, Class M, Class A,
                                          Class B and Class C Shares
U.S. Treasury Income Fund                 Select (formerly Institutional) Class, Class A and Class B
                                          Shares

    Currently, Short Term Bond Fund II offers Select Class, Class A and Class M shares, Strategic Income Fund offers Select, Class A, Class B, Class C and Class M shares, and U.S. Treasury offers Select, Class A and Class B shares.

    The Board of Trustees of the Trust provides broad supervision over the affairs of the Trust including the Funds. J.P. Morgan Fleming Asset Management
(USA) Inc. ("JPMFAM (USA)" or the "Adviser") is the investment adviser for the Funds. JPMorgan Chase Bank ("Morgan") serves as the Trust's administrator (the "Administrator") and supervises the overall administration of the Trust, including the Funds. A majority of the Trustees of the Trust are not affiliated with the Adviser.

                      INVESTMENT POLICIES AND RESTRICTIONS

                              INVESTMENT POLICIES

    The Prospectuses set forth the various investment policies of each Fund. The following information supplements and should be read in conjunction with the related sections of each Prospectus. For descriptions of the securities ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") and Fitch Investors Service, Inc. ("Fitch"), see Appendix B.

    U.S. GOVERNMENT SECURITIES. Each Fund may invest in U.S. government securities. U.S. government securities include (1) U.S. Treasury obligations, which generally differ only in their interest rates, maturities and times of issuance, including: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury,
(b) the right of the issuer to borrow any amount listed to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. government to purchase certain obligations of a U.S. government agency or instrumentality or (d) the credit of the agency or instrumentality. Agencies and instrumentalities of the U.S. government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks,

Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. government. Certain U.S. Government Securities, including U.S. Treasury bills, notes and bonds, Government National Mortgage Association certificates and Federal Housing Administration debentures, are supported by the full faith and credit of the United States. Other U.S. government securities are issued or guaranteed by federal agencies or government sponsored enterprises and are not supported by the full faith and credit of the United States. These securities include obligations that are supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of the Federal Home Loan Banks, and obligations that are supported by the creditworthiness of the particular instrumentality, such as obligations of the Federal National Mortgage Association or Federal Home Loan Mortgage Corporation. For a description of certain obligations issued or guaranteed by U.S. government agencies and instrumentalities, see Appendix A.

    In addition, certain U.S. government agencies and instrumentalities issue specialized types of securities, such as guaranteed notes of the Small Business Administration, Federal Aviation Administration, Department of Defense, Bureau of Indian Affairs and Private Export Funding Corporation, which often provide higher yields than are available from the more common types of government-backed instruments. However, such specialized instruments may only be available from a few sources, in limited amounts, or only in very large denominations; they may also require specialized capability in portfolio servicing and in legal matters related to government guarantees. While they may frequently offer attractive yields, the limited-activity markets of many of these securities means that, if a Fund were required to liquidate any of them, it might not be able to do so advantageously; accordingly, each Fund investing in such securities normally holds such securities to maturity or pursuant to repurchase agreements, and would treat such securities (including repurchase agreements maturing in more than seven days) as illiquid for purposes of its limitation on investment in illiquid securities.

    BANK OBLIGATIONS. Investments in bank obligations are limited to those of U.S. banks (including their foreign branches) which have total assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation, and foreign banks (including their U.S. branches) having total assets in excess of $1 billion (or the equivalent in other currencies), and such other U.S. and foreign commercial banks which are judged by the advisers to meet comparable credit standing criteria.

    Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

    The dependence on the banking industry may involve certain credit risks, such as defaults or downgrades, if at some future date adverse economic conditions prevail in such industry. Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Investors should also be aware that securities of foreign banks and foreign branches of U.S. banks may involve foreign investment risks in addition to those relating to domestic bank obligations. These investment risks may involve, among other considerations, risks relating to future political and economic developments, more limited liquidity of foreign obligations than comparable domestic obligations, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls or other restrictions. There may be less publicly available information concerning foreign issuers, difficulties in obtaining or enforcing a judgment against a foreign issuer (including branches) and accounting, auditing and financial reporting standards and practices may differ from those applicable to U.S. issuers. In addition, foreign banks are not subject to regulations comparable to U.S. banking regulations.

    FOREIGN SECURITIES. For purposes of a Fund's investment policies, the issuer of a security may be deemed to be located in a particular country if
(i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50% of its revenue from assets situated in such country.

    SUPRANATIONAL OBLIGATIONS. The Strategic Income Fund may invest in supranational obligations. Supranational organizations, include organizations such as The World Bank, which was chartered to finance development projects in developing member countries; the European Union, which is a fifteen-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and, the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations of the Asian and Pacific regions. Obligations of supranational agencies are supported by subscribed, but unpaid, commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future, and foreign and supranational securities are subject to certain risks associated with foreign investing.

    MONEY MARKET INSTRUMENTS. Each Fund may invest in cash or high-quality, short-term money market instruments. These may include U.S. government securities, commercial paper of domestic and foreign issuers and obligations of domestic and foreign banks. Investments in foreign money market instruments may involve certain risks associated with foreign investment.

    CORPORATE REORGANIZATIONS. In general, securities that are the subject of a tender or exchange offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. The increased market price of these securities may also discount what the stated or appraised value of the security would be if the contemplated action were approved or consummated. These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or, fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the Adviser that must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress. Investments in reorganization securities may tend to increase the turnover ratio of a Fund and increase its brokerage and other transaction expenses.

    COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

    INVESTMENT-GRADE DEBT SECURITIES. Each Fund may invest in investment-grade debt securities. Investment grade debt securities are securities rated in categories BBB or higher by Standard & Poor's Corporation ("S&P"), or Baa or higher by Moody's Investors Service, Inc. ("Moody's") or the equivalent by another national rating organization, or, if unrated, determined by the Adviser to be of comparable quality.

    REPURCHASE AGREEMENTS. All the Funds may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser credit guidelines. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if fully collateralized by securities in which such Fund is permitted to invest. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase the instrument and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This procedure results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. All repurchase agreements entered into by a Fund will be fully collateralized at all times during the period of the agreement in that the value of the underlying security will be at least equal to 100% of the amount of the loan, including the accrued interest thereon, and the Fund or its custodian or sub-custodian will have possession of the collateral. In the event of insolvency by the seller under a repurchase agreement, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by a Fund. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds' restrictions on purchases of illiquid securities. Repurchase agreements are also subject to the risks described below with respect to stand-by commitments.

    FORWARD COMMITMENTS. Each Fund may purchase securities on a forward commitment basis. In order to invest a Fund's assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission concerning such purchases. Since that policy currently recommends that an amount of the respective Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a separate account of such Fund consisting of cash or liquid securities equal to the amount of such Fund's commitments securities will be established at such Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the respective Fund.

    Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund's portfolio are subject to changes in value based upon the public's perception of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Fund from recovering the collateral or completing the transaction.

    To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.

    FLOATING AND VARIABLE RATE SECURITIES; PARTICIPATION CERTIFICATES. Each Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and variable rate securities, whose interest rates are periodically adjusted. Certain of these instruments permit the holder to demand payment of principal and accrued interest upon a specified number of days' notice from either the issuer or a third party. The securities in which the Funds may invest include participation certificates and certificates of indebtedness or safekeeping. Participation certificates ("Participation Certificates") are pro rata interests in securities held by others; certificates of indebtedness or safekeeping are documentary receipts for such original securities held in custody by others. As a result of the floating or variable rate nature of these investments, the Funds' yields may decline, and they may forego the opportunity for capital appreciation during periods when interest rates decline; however, during periods when interest rates increase, the Funds' yields may increase, and they may have reduced risk of capital depreciation. Demand features on certain floating or variable rate securities may obligate the Funds to pay a "tender fee" to a third party. Demand features provided by foreign banks involve certain risks associated with foreign investments.

    The securities in which certain Funds may be invested include participation certificates issued by a bank, insurance company or other financial institution in securities owned by such institutions or affiliated organizations. A Participation Certificate gives a Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security and generally provides the demand feature described below. Each Participation Certificate is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the Participation Certificate) or insurance policy of an insurance company that the Board of Trustees of the Trust has determined meets the prescribed quality standards for a particular Fund.

    A Fund may have the right to sell the Participation Certificate back to the institution and draw on the letter of credit or insurance on demand after the prescribed notice period, for all or any part of the full principal amount of the Fund's participation interest in the security, plus accrued interest. The institutions issuing the Participation Certificates would retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the Participation Certificates were purchased by a Fund. The total fees would generally range from 5% to 15% of the applicable prime rate or other short-term rate index. With respect to insurance, a Fund will attempt to have the issuer of the Participation Certificate bear the cost of any such insurance, although the Funds retain the option to purchase insurance if deemed appropriate. Obligations that have a demand feature permitting a Fund to tender the obligation to a foreign bank may involve certain risks associated with foreign investment. A Fund's ability to receive payment in such circumstances under the demand feature from such foreign banks may involve certain risks such as future political and economic developments, the possible establishments of laws or restrictions that might adversely affect the payment of the bank's obligations under the demand feature and the difficulty of obtaining or enforcing a judgment against the bank.

    The Adviser has been instructed by the Board of Trustees to monitor on an ongoing basis the pricing, quality and liquidity of the floating and variable rate securities held by the Funds, including Participation Certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Funds may subscribe. Although these instruments may be sold by a Fund, it is intended that they be held until maturity.

    Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have seen wide fluctuations in interest rates, particularly "prime rates" charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the floating or variable rate nature of the underlying floating or variable rate securities should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed rate securities. A Fund's portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such floating or variable rate securities may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the floating or variable rate securities is made in relation to movements of the applicable banks' "prime rates" or other short-term rate adjustment indices, the floating or variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

    INVERSE FLOATERS AND INTEREST RATE CAPS. Short Term Bond Fund II and Strategic Income Fund may invest in inverse floaters and in securities with interest rate caps. Inverse floaters are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. The market value of an inverse floater will vary inversely with changes in market interest rates and will be more volatile in response to interest rates changes than that of a fixed rate obligation. Interest rate caps are financial instruments under which payments occur if an interest rate index exceeds a certain predetermined interest rate level, known as the cap rate, which is tied to a specific index. These financial products will be more volatile in price than securities which do not include such a structure.

    BORROWINGS. Each Fund may borrow money from banks for temporary or short-term purposes. But, none of the Funds, except for the Strategic Income Fund, may borrow money to buy additional securities, which is known as "leveraging."

    REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed upon price and date. Each Fund may use this practice to generate cash for shareholder redemptions without selling securities during unfavorable market conditions. Whenever a Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets on a daily basis in an amount at least equal to the repurchase price (including accrued interest). The Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which the Fund is obliged to purchase the securities.

    OTHER INVESTMENT COMPANIES. Apart from being able to invest all of their investable assets in another investment company having substantially the same investment objectives and policies, each Fund, except the U.S. Treasury Fund, may invest up to 10% of their total assets in shares of other investment companies when consistent with its investment objective and policies, subject to applicable regulatory limitations. Additional fees may be charged by other investment companies.

    The Securities and Exchange Commission ("SEC") has granted the Funds an exemptive order permitting them to invest uninvested cash in any affiliated money market funds. The order sets the following conditions: (1) Each Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its advisory fee from the Fund in an amount sufficient to offset any doubling up of investment advisory, administrative and shareholder servicing fees.

    ZERO COUPON, PAYMENT-IN-KIND AND STRIPPED OBLIGATIONS. The principal and interest components of U.S. Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of U.S. Treasury bills with comparable maturities. The risk is greater when the period to maturity is longer.

    Each Fund may invest in stripped obligations. Short Term Bond Fund II and Strategic Income Fund can invest in all stripped obligations. The U.S. Treasury Income Fund may invest up to 20% of its total assets in stripped obligations only where the underlying obligations are backed by the full faith and credit of the U.S. government.

    The Funds may invest in zero coupon securities issued by governmental and private issuers. Zero coupon securities are debt securities that do not pay regular interest payments, and instead are sold at substantial discounts from their value at maturity. When zero coupon obligations are held to maturity, their entire return, which consists of the amortization of discount, comes from the difference between their purchase price and maturity value. Because interest on a zero coupon obligation is not distributed on a current basis, the obligation tends to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying securities with similar maturities. As with STRIPS, the risk is greater when the period to maturity is longer. The value of zero coupon obligations appreciates more than such ordinary interest-paying securities during periods of declining interest rates and depreciates more than such ordinary interest-paying securities during periods of rising interest rates. Under the stripped bond rules of the Internal Revenue Code of 1986, as amended, investments by a Fund in zero coupon obligations will result in the accrual of interest income on such investments in advance of the receipt of the cash corresponding to such income.

    Zero coupon securities may be created when a dealer deposits a U.S. Treasury or federal agency security with a custodian and then sells the coupon payments and principal payment that will be generated by this security separately. Proprietary receipts, such as Certificates of Accrual on Treasury Securities, Treasury Investment Growth Receipts and generic Treasury Receipts, are examples of stripped U.S. Treasury securities separated into their component parts through such custodial arrangements.

    Short Term Bond Fund II and Strategic Income Fund may invest in payment-in-kind obligations. Payment-in-kind ("PIK") bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest. A Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

    Short Term Bond Fund II dollar-weighted average maturity is less than 3 years. In determining a security's maturity for purposes of calculating the Fund's dollar-weighted average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than the security's stated maturity.

    ILLIQUID SECURITIES. For purposes of its limitation on investments in illiquid securities, each Fund may elect to treat as liquid, in accordance with procedures established by the Board of Trustees, certain investments in restricted securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") and commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper").
Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale of Section 4(2) paper by the purchaser must be in an exempt transaction.

    One effect of Rule 144A and Section 4(2) is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities or Section 4(2) paper will develop or be maintained. The Trustees have adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A and
Section 4(2) paper are liquid or illiquid for purposes of the limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Trustees have delegated to the Adviser the determination as to whether a particular instrument is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security.

    CONVERTIBLE SECURITIES. The Strategic Income Fund may invest in convertible securities, which are securities generally offering fixed interest or dividend yields that may be converted either at a stated price or stated rate for common or preferred stock.

    STAND-BY COMMITMENTS. Each Fund may utilize stand-by commitments in securities sales transactions. In a put transaction, a Fund acquires the right to sell a security at an agreed upon price within a specified period prior to its maturity date, and a stand-by commitment entitles a Fund to same-day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. Stand-by commitments are subject to certain risks, which include the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by a Fund, and that the maturity of the underlying security will generally be different from that of the commitment. A put transaction will increase the cost of the underlying security and consequently reduce the available yield.

    SECURITIES LOANS. To the extent specified in its Prospectus, each Fund is permitted to lend its securities to broker-dealers and other institutional investors in order to generate additional income. Such loans of portfolio securities may not exceed 33 1/3% of the value of a Fund's total assets. In connection with such loans, a Fund will receive collateral consisting of cash, cash equivalents, U.S. government securities or irrevocable letters of credit issued by financial institutions. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value plus accrued interest of the securities loaned. A Fund can increase its income through the investment of such collateral. A Fund continues to be entitled to the interest payable or any dividend-equivalent payments received on a loaned security and, in addition, to receive interest on the amount of the loan. However, the receipt of any dividend-equivalent payments by a Fund on a loaned security from the borrower will not qualify for the dividends-received deduction. Such loans will be terminable at any time upon specified notice. A Fund might experience risk of loss if the institutions with which it has engaged in portfolio loan transactions breach their agreements with such Fund. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower experience financial difficulty. Loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans justifies the risk.

    DIVERSIFIED FUNDS. Short Term Bond Fund II and Strategic Income Fund are classified as "diversified" under federal securities law.

       ADDITIONAL POLICIES REGARDING DERIVATIVE AND RELATED TRANSACTIONS

    INTRODUCTION. As explained more fully below, the Funds may employ derivative and related instruments as tools in the management of portfolio assets. Put briefly, a "derivative" instrument may be considered a security or other instrument which derives its value from the value or performance of other instruments or assets, interest or currency exchange rates, or indexes. For instance, derivatives include futures, options, forward contracts, structured notes and various over-the-counter instruments.

    Like other investment tools or techniques, the impact of using derivatives strategies or similar instruments depends to a great extent on how they are used. Derivatives are generally used by portfolio managers in three ways: first, to reduce risk by hedging (offsetting) an investment position; second, to substitute for another security particularly where it is quicker, easier and less expensive to invest in derivatives; and lastly, to speculate or enhance portfolio performance. When used prudently, derivatives can offer several benefits, including easier and more effective hedging, lower transaction costs, quicker investment and more profitable use of portfolio assets. However, derivatives also have the potential to significantly magnify risks, thereby leading to potentially greater losses for a Fund.

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    Each Fund may invest its assets in derivative and related instruments subject only to the Fund's investment objective and policies and the requirement that the Fund maintain segregated accounts consisting of cash or other liquid assets (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under such instruments with respect to positions where there is no underlying portfolio asset so as to avoid leveraging the Fund.

    The value of some derivative or similar instruments in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates or other economic factors, and, like other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. If the Adviser inaccurately forecasts such factors and have taken positions in derivative or similar instruments contrary to prevailing market trends, a Fund could be exposed to the risk of a loss. The Funds might not employ any or all of the strategies described herein, and no assurance can be given that any strategy used will succeed.

    Set forth below is an explanation of the various derivatives strategies and related instruments the Funds may employ along with risks or special attributes associated with them. This discussion is intended to supplement the Funds' current prospectuses as well as provide useful information to prospective investors.

    RISK FACTORS. As explained more fully below and in the discussions of particular strategies or instruments, there are a number of risks associated with the use of derivatives and related instruments, and no assurance can be given that any strategy will succeed.

    The value of certain derivatives or related instruments in which a Fund may invest may be particularly sensitive to changes in prevailing economic conditions and market value. The ability of the Fund to successfully utilize these instruments may depend in part upon the ability of its Adviser to forecast these factors correctly. Inaccurate forecasts could expose the Fund to a risk of loss.

    There can be no guarantee that there will be a correlation between price movements in a hedging vehicle and in the portfolio assets being hedged. An incorrect correlation could result in a loss on both the hedged assets in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. This risk is particularly acute in the case of "cross-hedges" between currencies. The Adviser may inaccurately forecast interest rates, market values or other economic factors in utilizing a derivatives strategy. In such a case, a Fund may have been in a better position had it not entered into such strategy. Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. In other words, hedging usually limits both potential losses as well as potential gains.

    The Funds are not required to use any hedging strategies, and strategies not involving hedging involve leverage and may increase the risk to a Fund. Certain strategies, such as yield enhancement, can have speculative characteristics and may result in more risk to a Fund than hedging strategies using the same instruments.

    There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out an option, futures contract or other derivative or related position. Many exchanges and boards of trade limit the amount of fluctuation permitted in option or futures contract prices during a single day; once the daily limit has been reached on particular contract, no trades may be made that day at a price beyond that limit. In addition, certain instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist.

    Finally, over-the-counter instruments typically do not have a liquid market. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position. Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in these markets. In certain instances, particularly those involving over-the-counter transactions and forward contracts there is a greater potential that a counterparty or broker may default or be unable to perform on its commitments. In the event of such a default, a Fund may experience a loss. In transactions involving currencies, the value of the currency underlying an instrument may fluctuate due to many factors, including economic conditions, interest rates, governmental policies and market forces.

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    SPECIFIC USES AND STRATEGIES.  Set forth below are explanations of various strategies involving derivatives and related instruments which may be used by a Fund.

    OPTIONS ON SECURITIES, SECURITIES INDEXES AND DEBT INSTRUMENTS. Each Fund may purchase, sell or exercise call and put options on (i) securities,
(ii) securities indexes, and (iii) debt instruments. Specifically, each Fund may
(i) purchase, write and exercise call and put options on securities and securities indexes (including using options in combination with securities, other options or derivative instruments) and (ii) enter into swaps, futures contracts and options on futures contracts. Each Fund may also (i) employ forward currency contracts and (ii) purchase and sell structured products, which are instruments designed to restructure or reflect the characteristics of certain other investments. In addition, the Funds may employ interest rate contracts. The Funds may purchase and sell mortgage-backed and asset-backed securities as well.

    Although in most cases these options will be exchange-traded, the Funds may also purchase, sell or exercise over-the-counter options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller. As such, over-the-counter options generally have much less market liquidity and carry the risk of default or nonperformance by the other party.

    One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. One purpose of purchasing call options is to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may also use combinations of options to minimize costs, gain exposure to markets or take advantage of price disparities or market movements. For example, a Fund may sell put or call options it has previously purchased or purchase put or call options it has previously sold. These transactions may result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a call or put option in order to earn the related premium from such transactions. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of a similar option. The Funds will not write uncovered options.

    In addition to the general risk factors noted above, the purchase and writing of options involve certain special risks. During the option period, a Fund writing a covered call (i.e., where the underlying securities are held by the Fund) has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.

    If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, such Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Each Fund may purchase or sell (i) interest-rate futures contracts, (ii) futures contracts on specified instruments or indexes, and (iii) options on these futures contracts ("futures options").

    The futures contracts and futures options may be based on various instruments or indices in which the Funds may invest such as foreign currencies, certificates of deposit, Eurodollar time deposits, securities indexes and economic indexes (such as the Consumer Price Indices compiled by the U.S. Department of Labor).

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    Futures contracts and futures options may be used to hedge portfolio positions and transactions as well as to gain exposure to markets. For example, a Fund may sell a futures contract, or buy a futures option, to protect against a decline in value, or reduce the duration, of portfolio holdings. Likewise, these instruments may be used where a Fund intends to acquire an instrument or enter into a position. For example, a Fund may purchase a futures contract, or buy a futures option, to gain immediate exposure in a market or otherwise offset increases in the purchase price of securities or currencies to be acquired in the future. Futures options may also be written to earn the related premiums.

    When writing or purchasing options, the Funds may simultaneously enter into other transactions involving futures contracts or futures options in order to minimize costs, gain exposure to markets, or take advantage of price disparities or market movements. Such strategies may entail additional risks in certain instances. The Funds may engage in cross-hedging by purchasing or selling futures or options on a security or currency different from the security or currency position being hedged to take advantage of relationships between the two securities or currencies.

    Investments in futures contracts and options thereon involve risks similar to those associated with options transactions discussed above. The Funds will only enter into futures contracts or options on futures contracts which are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system.

    FORWARD CONTRACTS. Short Term Bond Fund II and Strategic Income Fund may use foreign currency and interest-rate forward contracts for various purposes as described below. U.S. Treasury Fund can enter into interest-rate forward contracts only.

    Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. A Fund that may invest in securities denominated in foreign currencies may, in addition to buying and selling foreign currency futures contracts and options on foreign currencies and foreign currency futures, enter into forward foreign currency exchange contracts to reduce the risks or otherwise take a position in anticipation of changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency contract, a Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Transactions that use two foreign currencies are sometimes referred to as "cross-hedges."

    A Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investments or anticipated investments in securities denominated in foreign currencies. A Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

    A Fund may also use forward contracts to hedge against changes in interest rates, increase exposure to a market or otherwise take advantage of such changes. An interest-rate forward contract involves the obligation to purchase or sell a specific debt instrument at a fixed price at a future date.

    INTEREST RATE AND CURRENCY TRANSACTIONS. Short Term Bond Fund II and Strategic Income Fund may employ currency and interest rate management techniques, including transactions in options (including yield curve options), futures, options on futures, forward foreign currency exchange contracts, currency options and futures and currency and interest rate swaps.
U.S. Treasury Fund can enter into interest rate transactions only. The aggregate amount of a Fund's net currency exposure will not exceed the total net asset value of its portfolio. However, to the extent that a Fund is fully invested while also maintaining currency positions, it may be exposed to greater combined risk.

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    The Funds will only enter into interest rate and currency swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and currency swaps do not involve the delivery of securities, the underlying currency, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and currency swaps is limited to the net amount of interest or currency payments that a Fund is contractually obligated to make. If the other party to an interest rate or currency swap defaults, a Fund's risk of loss consists of the net amount of interest or currency payments that the Fund is contractually entitled to receive. Since interest rate and currency swaps are individually negotiated, the Funds expect to achieve an acceptable degree of correlation between their portfolio investments and their interest rate or currency swap positions.

    A Fund may hold foreign currency received in connection with investments in foreign securities when it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.

    A Fund may purchase or sell without limitation as to a percentage of its assets forward foreign currency exchange contracts when the Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held by such Fund. In addition, a Fund may enter into forward foreign currency exchange contracts in order to protect against adverse changes in future foreign currency exchange rates. A Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the Adviser believes that there is a pattern of correlation between the two currencies. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Fund's foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

    The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into foreign currency forward contracts at attractive prices, and this will limit a Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

    A Fund may enter into interest rate and currency swaps to the maximum allowed limits under applicable law. A Fund will typically use interest rate swaps to shorten the effective duration of its portfolio. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies.

    MORTGAGE-RELATED SECURITIES. Each Fund may purchase mortgage-backed securities-i.e., securities representing an ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Mortgage loans included in the pool--but not the security itself--may be insured by the Government National Mortgage Association or the Federal Housing Administration or guaranteed by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Veterans Administration, which guarantees are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations. Mortgage-backed securities provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are paid off. Although providing the potential for enhanced returns, mortgage-backed securities can also be volatile and result in unanticipated losses.

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    The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of the principal invested far in advance of the maturity of the mortgages in the pool. The actual rate of return of a mortgage-backed security may be adversely affected by the prepayment of mortgages included in the mortgage pool underlying the security. In addition, as with callable fixed-income securities generally, if the Fund purchased the securities at a premium, sustained early repayment would limit the value of the premium.

    A Fund may also invest in securities representing interests in collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs") and in pools of certain other asset-backed bonds and mortgage pass-through securities. Like a bond, interest and prepaid principal are paid, in most cases, monthly. CMOs may be collateralized by whole residential or commercial mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the U.S. government, or U.S. government-related entities, and their income streams.

    CMOs are structured into multiple classes, each bearing a different expected average life and/or stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, are allocated to different classes in accordance with the terms of the instruments, and changes in prepayment rates or assumptions may significantly affect the expected average life and value of a particular class.

    REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. REMICs issued by private entities are not U.S. government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer.

    Short-Term Bond Fund II and Strategic Income Fund may also invest in principal-only or interest-only stripped mortgage-backed securities. Stripped mortgage-backed securities have greater volatility than other types of mortgage-related securities. Stripped mortgage-backed securities, which are purchased at a substantial premium or discount, generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. In addition, stripped mortgage securities may be illiquid.

    The Adviser expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. A Fund may also invest in debentures and other securities of real estate investment trusts. As new types of mortgage-related securities are developed and offered to investors, the Funds may consider making investments in such new types of mortgage-related securities.

    DOLLAR ROLLS. Under a mortgage "dollar roll," a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A Fund may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. At the time a Fund enters into a mortgage "dollar roll", it will establish a segregated account with its custodian bank in which it will maintain cash or liquid securities equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Also, these transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the

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transaction. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

    ASSET-BACKED SECURITIES. Short Term Bond Fund II and Strategic Income Fund may invest in asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another, such as motor vehicle receivables or credit card receivables. These securities also include conditional sales contracts, equipment lease certificates and equipment trust certificates. The Adviser expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities already exist, including, for example, "Certificates for Automobile Receivables" or "CARS" ("CARS"). CARS represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the CARS trust. An investor's return on CARS may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the CARS trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, the failure of servicers to take appropriate steps to perfect the CARS trust's rights in the underlying loans and the servicer's sale of such loans to bona fide purchasers, giving rise to interests in such loans superior to those of the CARS trust, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted. These Funds also may invest in other types of asset-backed securities. In the selection of other asset-backed securities, the Adviser will attempt to assess the liquidity of the security giving consideration to the nature of the security, the frequency of trading in the security, the number of dealers making a market in the security and the overall nature of the marketplace for the security.

    STRUCTURED PRODUCTS. Each Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund may invest in structured products which represent derived investment positions based on relationships among different markets or asset classes.

    Each Fund may also invest in other types of structured products, including, among others, spread trades and notes linked by a formula to the price of an underlying instrument. The Short Term Bond Fund II and the Strategic Income Fund may also invest in inverse floaters. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent or by reference to another security) (the "reference rate"). As an example, inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When a Fund invests in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such underlying security. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which a Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. A Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Fund's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of a Fund's fundamental investment limitation related to borrowing and leverage.

    Certain issuers of structured products may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Fund's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which a Fund invests may be deemed illiquid and subject to its limitation on illiquid investments.

    Investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security.

    ADDITIONAL RESTRICTIONS ON THE USE OF FUTURES AND OPTION CONTRACTS. None of the Funds is a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC) and futures contracts and futures options will be purchased, sold or entered into only for bona fide hedging purposes, provided that a Fund may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Fund's portfolio, provided, further, that, in the case of an option that is in-the-money, the in-the-money amount may be excluded in calculating the 5% limitation.

    When a Fund purchases a futures contract, an amount of cash or cash equivalents or high quality debt securities will be deposited in a segregated account with such Fund's custodian or sub-custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby ensuring that the use of such futures is unleveraged.

                            INVESTMENT RESTRICTIONS

    The Funds have adopted the following investment restrictions which may not be changed without approval by a "majority of the outstanding shares" of a Fund which, as used in this Statement of Additional Information, means the vote of the lesser of (i) 67% or more of the shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of a Fund. Except as otherwise indicated herein, the Fund is not subject to any percentage limits with respect to the practices described below.

    The Funds investment objectives and investment policies designated as fundamental herein, the Funds' investment policies are not fundamental. In the event of a change in a Fund's investment objective where the investment objective is not fundamental, shareholders will be given at least 30 days' written notice prior to such a change.

    Each Fund:

        (1) May not borrow money, except that each Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33 1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Each Fund other than the Strategic Income Fund may borrow money only for temporary or emergency purposes. Any borrowings representing more than 5% of a Fund's total assets for each Fund other than the Strategic Income Fund, must be repaid before the Fund may make additional investments;

        (2) May not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, with respect to a Fund's permissible futures and options transactions in U.S. government securities, positions in such options and futures shall not be subject to this restriction;

        (3) May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent a Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

        (4) May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

        (5) May not issue any senior security (as defined in the 1940 Act), except that (i) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (ii) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (iii) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security; or;

        (6) May not underwrite securities issued by other persons except insofar as a Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in selling a portfolio security.

    In addition, as a matter of fundamental policy, the U.S. Treasury Income Fund may make loans to other persons, in accordance with that Fund's investment objectives and policies and to the extent permitted by applicable law; each of the Short Term Bond Fund II and the Strategic Income Fund may not make loans, except that each Fund may: (i) purchase and hold debt instruments (including without limitation, bonds, notes, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objectives and policies; (ii) enter into repurchase agreements with respect to portfolio securities; and (iii) lend portfolio securities with a value not in excess of one-third of the value of its total assets.

    In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, each Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund. For purposes of investment restriction (5) above, real estate includes Real Estate Limited Partnerships.

    For purposes of investment restriction (3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Investment restriction (3) above, however, is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of an "industry." Supranational organizations are collectively considered to be members of a single "industry" for purposes of restriction (3) above.

    In addition, each Fund is subject to the following non-fundamental restrictions which may be changed without shareholder approval:

        (1) Each Fund other than the U.S. Treasury Income Fund may not, with respect to 75% of its assets, hold more than 10% of the outstanding voting securities of any issuer or invest more than 5% of its assets in the securities of any one issuer (other than obligations of the U.S. government, its agencies and instrumentalities); the U.S. Treasury Income Fund may not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of any issuer.

        (2) Each Fund may not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund. No Fund has the current intention of making short sales against the box.

        (3) Each Fund may not purchase or sell interests in oil, gas or mineral leases.

        (4) Each Fund may not invest more than 15% of its net assets in illiquid securities.

        (5) Each Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

        (6) Except as specified above, each Fund may invest in the securities of other investment companies to the extent permitted by applicable Federal securities law; provided, however, that a Mauritius holding company (a "Mauritius Portfolio Company") will not be considered an investment company for this purpose.

    For purposes of the Funds' investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

    In order to permit the sale of its shares in certain states and foreign countries, a Fund may make commitments more restrictive than the investment policies and limitations described above and in its Prospectus. Should a Fund determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of its shares in the state or country involved. In order to comply with certain regulatory policies, as a matter of operating policy, each Fund will not: (i) borrow money in an amount which would cause, at the time of such borrowing, the aggregate amount of borrowing by the Fund to exceed 10% of the value of the Fund's total assets, (ii) invest more than 10% of its total assets in the securities of any one issuer (other than obligations of the U.S. government, its agencies and instrumentalities), (iii) acquire more than 10% of the outstanding shares of any issuer and may not acquire more than 15% of the outstanding shares of any issuer together with other mutual funds managed by JPMorgan Chase Bank, (iv) invest more than 10% of its total assets in the securities of other investment companies, except as they might be acquired as part of a merger, consolidation or acquisition of assets,
(v) invest more than 15% of its net assets in illiquid securities (which include securities restricted as to resale unless they are determined to be readily marketable in accordance with the procedures established by the Board of Trustees), (vi) grant privileges to purchase shares of the Fund to shareholders or investors by issuing warrants, subscription rights or options, or other similar rights or (vii) sell, purchase or loan securities (excluding shares in the Fund) or grant or receive a loan or loans to or from the Adviser, corporate and domiciliary agent, or paying agent, the distributors and the authorized agents or any of their directors, officers or employees or any of their major shareholders (meaning a shareholder who holds, in his own or other name (as well as a nominee's name), more than 10% of the total issued and outstanding shares of stock of such company) acting as principal, or for their own account, unless the transaction is made within the other restrictions set forth above and either
(a) at a price determined by current publicly available quotations, or (b) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets.

    If a percentage or rating restriction on investment or use of assets set forth herein or in a Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by a Fund will not be considered a violation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

    Specific decisions to purchase or sell securities for a Fund are made by a portfolio manager who is an employee of the Adviser to such Fund and who is appointed and supervised by senior officers of such adviser. Changes in a Fund's investments are reviewed by the Board of Trustees of the Trust. The portfolio managers may serve other clients of the advisers in a similar capacity.

    The frequency of a Fund's portfolio transactions-the portfolio turnover rate--will vary from year to year depending upon market conditions. A high turnover rate may increase transaction costs, including brokerage commissions and dealer mark-ups, and the possibility of taxable short-term gains. Therefore, the Adviser will weigh the added costs of short-term investment against anticipated gains, and each Fund will engage in portfolio trading if its advisers believe a transaction, net of costs (including custodian charges), will help it achieve its investment objective. Funds investing in both equity and debt securities apply this policy with respect to both the equity and debt portions of their portfolios.

    The Funds' portfolio turnover rates for the two most recent fiscal years were as follows:

                                          FISCAL YEAR ENDED  FISCAL YEAR ENDED
                                          OCTOBER 31, 2000   OCTOBER 31, 2001
                                          -----------------  -----------------
Short Term Bond Fund II                             139%               315%
Strategic Income Fund                               113%               174%
U.S. Treasury Income Fund                            29%               134%

    Under the advisory agreement, the Adviser shall use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Funds. In assessing the best overall terms available for any transaction, the Adviser considers all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the Adviser, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis. The Adviser is not required to obtain the lowest commission or the best net price for any Fund on any particular transaction, and are not required to execute any order in a fashion either preferential to any Fund relative to other accounts they manage or otherwise materially adverse to such other accounts.

    Debt securities are traded principally in the over-the-counter market through dealers acting on their own account and not as brokers. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Adviser to a Fund normally seeks to deal directly with the primary market makers unless, in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on the tender of a Fund's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for a Fund by the Adviser. At present, no other recapture arrangements are in effect.

    Under the advisory agreements and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Funds to pay a broker-dealer which provides brokerage and research services to the Adviser, the Funds and/or other accounts for which the Adviser exercises investment discretion an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to accounts over which it exercises investment discretion. Not all of such services are useful or of value in advising the Funds. The Adviser reports to the Board of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. The term "brokerage and research services" includes: (i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities;
(iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

    Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the advisory agreements. The management fees that the Funds pay to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out its obligations to the Funds. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.

    The management fees that the Funds pay to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of their other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out their obligations to the Funds. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses which would be incurred if they should attempt to develop comparable information through their own staffs.

    In certain instances, there may be securities that are suitable for one or more of the Funds as well as one or more of the Adviser's other clients. Investment decisions for the Funds and for other clients are made with a view to achieving their respective investment objectives. It may develop that the same investment decision is made for more than one client or that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more Funds or other clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, it is believed that the ability of the Funds to participate in volume transactions will generally produce better executions for the Funds.

    Broker commissions on security trades by the Funds for the fiscal year ended 10/31/01 are listed below:

Short Term Bond II                                  $60,693
Strategic Income                                        668
U.S. Treasury Income                                106,740

    No portfolio transactions are executed with the Adviser or a Shareholder Servicing Agent, or with any affiliate of the Adviser or a Shareholder Servicing Agent, acting either as principal or as broker.

                            PERFORMANCE INFORMATION

    From time to time, a Fund may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. Performance is calculated separately for each class of shares. Because such performance information is based on past investment results, it should not be considered as an indication or representation of the performance of any classes of a Fund in the future. From time to time, the performance and yield of classes of a Fund may be quoted and compared to those of other mutual funds with similar investment objectives, unmanaged investment accounts, including savings accounts, or other similar products and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Fund or its classes may be compared to data prepared by Lipper Analytical Services, Inc. or Morningstar Mutual Funds on Disc, widely recognized independent services which monitor the performance of mutual funds. Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing the performance and yield of a Fund or its classes. A Fund's performance may be compared with indices such as the Lehman Brothers Government/Credit Index, the Lehman Brothers Government Bond Index, the Lehman Government Bond 1-3 Year Index and the Lehman Aggregate Bond Index; the S&P 500 Index, the Dow Jones Industrial Average or any other commonly quoted index of common stock prices; and the Russell 2000 Index and the NASDAQ Composite Index. Additionally, a Fund may, with proper authorization, reprint articles written about such Fund and provide them to prospective shareholders.

    A Fund may provide period and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. For Class A and Class M shares, the average annual total rate of return figures will assume payment of the maximum initial sales load at the time of purchase. For Class B and Class C shares, the average annual total rate of return figures will assume deduction of the applicable contingent deferred sales charge imposed on a total redemption of shares held for the period. One-, five-, and ten-year periods will be shown, unless the class has been in existence for a shorter-period.

    Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yields and the net asset values of the classes of shares of a Fund will vary based on market conditions, the current market value of the securities held by the Fund and changes in the Fund's expenses. The Adviser, Shareholder Servicing Agents, the Administrator, the Distributor and other service providers may voluntarily waive a portion of their fees on a month-to-month basis. In addition, the Distributor may assume a portion of a Fund's operating expenses on a month-to-month basis. These actions would have the effect of increasing the net income (and therefore the yield and total rate of return) of the classes of shares of the Fund during the period such waivers are in effect. These factors and possible differences in the methods used to calculate the yields and total rates of return should be considered when comparing the yields or total rates of return of the classes of shares of a Fund to yields and total rates of return published for other investment companies and other investment vehicles (including different classes of shares). The Trust is advised that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding the Shareholder Servicing Agent fees received, which will have the effect of increasing the net return on the investment of customers of those Shareholder Servicing Agents. Such customers may be able to obtain through their Shareholder Servicing Agents quotations reflecting such increased return.

    Each Fund presents performance information for each class thereof since the commencement of operations of that Fund (or the related predecessor fund, as described below), rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of the related Fund (or predecessor fund) is therefore based on the performance history of a predecessor class or classes. Performance information is restated to reflect the current maximum front-end sales charge (in the case of Class A and Class M Shares) or the maximum applicable contingent deferred sales charge (in the case of Class B and Class C Shares) when presented inclusive of sales charges. Additional performance information may be presented which does not reflect the deduction of sales charges. Historical expenses reflected in performance information are based upon the distribution, shareholder servicing fees and other expenses actually incurred during the periods presented and have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

    Advertising or communications to shareholders may contain the views of the advisers as to current market, economic, trade and interest rate trends, as well as legislative, regulatory and monetary developments, and may include investment strategies and related matters believed to be of relevance to a Fund.

    Advertisements for the JPMorgan Funds may include references to the asset size of other financial products made available by JPMFAM (USA), such as the offshore assets of other funds.

                              TOTAL RATE OF RETURN

    A Fund's or class's total rate of return for any period will be calculated by (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by
(ii) the public offering price per share on the first day of such period, and
(b) subtracting 1 from the result. The average annual rate of return quotation will be calculated by (x) adding 1 to the period total rate of return quotation as calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result.

                          AVERAGE ANNUAL TOTAL RETURNS
                           (EXCLUDING SALES CHARGES)

    The average annual total rates of return for the following Funds, reflecting the initial investment and assuming the reinvestment of all distributions (but excluding the effects of any applicable sales charges), for the one, five, and ten year periods ending October 31, 2001.

                            ONE    FIVE    TEN     SINCE    DATE OF FUND  DATE OF CLASS
                            YEAR   YEARS  YEARS  INCEPTION   INCEPTION    INTRODUCTION
                           ------  -----  -----  ---------  ------------  -------------
Short Term Bond II                                             11/30/90
  Select Shares--before
    taxes (formerly
    Class I Shares)        10.29%  6.19%  5.78%      N/A                      11/30/90
  Select Shares--after
    taxes on
    distributions           8.21%  3.93%  3.59%      N/A
  Select Shares--after
    taxes on
    distributions and
    sale of fund shares     6.21%  3.81%  3.54%      N/A
  Class A
    Shares**--before
    taxes                   9.95%  5.84%  5.57%      N/A                        5/6/96
  Class A Shares--after
    taxes on
    distributions           7.97%  3.72%  3.46%      N/A
  Class A Shares--after
    taxes on
    distributions and
    sale of fund shares     6.00%  3.60%  3.42%      N/A
  Class M
    Shares***--before
    taxes                   9.63%  5.71%  5.51%      N/A                        7/1/99
  Class M Shares--after
    taxes on
    distributions           7.73%  3.63%  3.41%      N/A
  Class M Shares--after
    taxes on
    distributions and
    sale of fund shares     5.81%  3.52%  3.37%      N/A

                            ONE    FIVE    TEN     SINCE    DATE OF FUND  DATE OF CLASS
                            YEAR   YEARS  YEARS  INCEPTION   INCEPTION    INTRODUCTION
                           ------  -----  -----  ---------  ------------  -------------
Strategic Income Fund                                          11/30/98
  Select Shares--before
    taxes (formerly
    Institutional
    Shares)^^               4.73%   N/A    N/A      3.63                      11/30/98
  Select Shares--after
    taxes on
    distributions           1.96%   N/A    N/A      0.51%
  Select Shares--after
    taxes on
    distributions and
    sale of fund shares     2.85%   N/A    N/A      1.34%
  Class A Shares--before
    taxes                   4.73%   N/A    N/A      3.61                      11/30/98
  Class A Shares--after
    taxes on
    distributions           1.96%   N/A    N/A      0.50%
  Class A Shares--after
    taxes on
    distributions and
    sale of fund shares     2.85%   N/A    N/A      1.33%
  Class B Shares--before
    taxes                   4.20%   N/A    N/A      3.25                      11/30/98
  Class B Shares--after
    taxes on
    distributions           1.64%   N/A    N/A      0.29%
  Class B Shares--after
    taxes on
    distributions and
    sale of fund shares     2.52%   N/A    N/A      1.12%
  C Shares--before taxes    4.21%   N/A    N/A      3.25                      11/30/98
  Class C Shares--after
    taxes on
    distributions           1.65%   N/A    N/A      0.29%
  Class C Shares--after
    taxes on
    distributions and
    sale of fund shares     2.53%   N/A    N/A      1.12%
  Class M
    Shares+++--before
    taxes                   4.50%   N/A    N/A      3.34                      10/28/99
  Class M Shares--after
    taxes on
    distributions           1.82%   N/A    N/A      0.31%
  Class M Shares--after
    taxes on
    distributions and
    sale of fund shares     2.71%   N/A    N/A      1.15%
U.S. Treasury Income Fund                                        9/8/87
  Select Shares--before
    taxes (formerly
    Institutional
    Shares)***             14.88%  7.45%  7.03%      N/A                       2/16/01
  Select Shares--after
    taxes on
    distributions          12.66%  4.91%  4.39%      N/A
  Select Shares--after
    taxes on
    distributions and
    sale of fund shares     8.96%  4.67%  4.33%      N/A
  Class A Shares--before
    taxes                  14.72%  7.42%  7.02%      N/A                        9/8/87
  Class A Shares--after
    taxes on
    distributions          12.56%  4.89%  4.38%      N/A
  Class A Shares--after
    taxes on
    distributions and
    sale of fund shares     8.86%  4.65%  4.32%      N/A

                            ONE    FIVE    TEN     SINCE    DATE OF FUND  DATE OF CLASS
                            YEAR   YEARS  YEARS  INCEPTION   INCEPTION    INTRODUCTION
                           ------  -----  -----  ---------  ------------  -------------
  B Shares+--before taxes  13.74%  6.49%  6.34%     7.53%                      11/4/93
  Class B Shares--after
    taxes on
    distributions          11.98%  4.34%  3.97%      N/A
  Class B Shares--after
    taxes on
    distributions and
    sale of fund shares     8.29%  4.10%  3.91%      N/A

 ** Performance information presented in the table above and in each table that follows for this class of this Fund prior to the date the class was introduced does not reflect shareholder servicing fees, distribution fees and certain other expenses borne by this class which, if reflected, would reduce the performance quoted.
*** Performance information presented in the table above and in each table that follows for this class of this Fund prior to the date this class was introduced is based on the performance of predecessor classes and does not reflect the distribution fees and certain other expenses borne by this class which, if reflected, would reduce the performance quoted.
  + Performance information presented in the table above and in each table that follows for this class of this Fund prior to the date the class was introduced does not reflect distribution fees and certain other expenses borne by this class which, if reflected, would reduce the performance quoted.
+++ Performance information presented in the table above and in each table that follows for this class of this Fund prior to the date the class was introduced is based upon historical expenses of a predecessor class which are higher than the actual expenses that an investor would incur as a holder of shares of this class.
 ^^ The performance information presented in the table above and in each table that follows for this class of this Fund after November 5, 1999 (redemption of all outstanding shares) is based on the historical performance of Class A shares.

                         AVERAGE ANNUAL TOTAL RETURNS*
                           (INCLUDING SALES CHARGES)

    With the current maximum respective sales charges of 1.50% for A Shares of Short Term Bond Fund II, 4.50% for U.S. Treasury Income Fund and Strategic Income Fund, 1.50% and 3.00% for M Shares of Short-Term Bond Fund II and Strategic Income Fund, respectively, and the current applicable CDSC for B and C Shares for each period length reflected, the average annual total rate of return figures would be as follows:

                                                                        DATE OF      DATE OF
                                ONE       FIVE    TEN       SINCE         FUND        CLASS
                               YEAR       YEARS  YEARS    INCEPTION    INCEPTION   INTRODUCTION
                           -------------  -----  -----  -------------  ----------  ------------
Short-Term Bond II                                                      11/30/90
  A Shares--before taxes           8.31%  5.53%  5.41%           N/A                    5/6/96
  Class A Shares--after
    taxes on
    distributions                  6.35%  3.42%  3.30%           N/A
  Class A Shares--after
    taxes on
    distributions and
    sale of fund shares            5.00%  3.35%  3.28%           N/A
  M Shares--before taxes           7.99%  5.40%  5.34%           N/A                    7/1/99
  Class M Shares--after
    taxes on
    distributions                  6.12%  3.32%  3.25%           N/A
  Class M Shares--after
    taxes on
    distributions and
    sale of fund shares            4.81%  3.26%  3.24%           N/A

                                                                        DATE OF      DATE OF
                                ONE       FIVE    TEN       SINCE         FUND        CLASS
                               YEAR       YEARS  YEARS    INCEPTION    INCEPTION   INTRODUCTION
                           -------------  -----  -----  -------------  ----------  ------------
Strategic Income Fund                                                   11/30/98
  A Shares--before taxes          -0.02%   N/A    N/A           2.00%                 11/30/98
  Class A Shares--after
    taxes on
    distributions                 -2.67%   N/A    N/A          -1.07%
  Class A Shares--after
    taxes on
    distributions and
    sale of fund shares           -0.05%   N/A    N/A           0.06%
  B Shares--before taxes          -0.69%   N/A    N/A           2.39%                 11/30/98
  Class B Shares--after
    taxes on
    distributions                 -3.25%   N/A    N/A          -0.62%
  Class B Shares--after
    taxes on
    distributions and
    sale of fund shares           -0.45%   N/A    N/A           0.40%
  C Shares--before taxes           3.23%   N/A    N/A           3.25%                 11/30/98
  Class C Shares--after
    taxes on
    distributions                  0.67%   N/A    N/A           0.29%
  Class C Shares--after
    taxes on
    distributions and
    sale of fund shares            1.94%   N/A    N/A           1.12%
  M Shares--before taxes           1.36%   N/A    N/A           2.26%
  Class M Shares--after
    taxes on
    distributions                 -1.24%   N/A    N/A          -0.73%
  Class M Shares--after
    taxes on
    distributions and
    sale of fund shares            0.80%   N/A    N/A           0.31%
U.S. Treasury Income Fund                                                 9/8/87
  A Shares--before taxes           9.53%  6.45%  6.53%           N/A
  Class A Shares--after
    taxes on
    distributions                  7.47%  3.94%  3.91%           N/A
  Class A Shares--after
    taxes on
    distributions and
    sale of fund shares            5.71%  3.85%  3.91%           N/A
  B Shares--before taxes           8.74%  6.17%  6.17%           N/A
  Class B Shares--after
    taxes on
    distributions                  6.98%  4.00%  3.97%           N/A
  Class B Shares--after
    taxes on
    distributions and
    sale of fund shares            5.24%  3.83%  3.91%           N/A

* See the notes to the preceding table.

    The Funds may also from time to time include in advertisements or other communications a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of a Fund with other measures of investment return.

                                YIELD QUOTATIONS

    Any current "yield" quotation for a class of shares of a Fund shall consist of an annualized hypothetical yield, carried at least to the nearest hundredth of one percent, based on a thirty calendar day period and shall be calculated by
(a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum offering price per share on the last day of the period, (b) subtracting 1 from the result, and
(c) multiplying the result by 2.

    The SEC yields of the Funds for the thirty-day period ended October 31, 2001 were as follows:

                                                      SELECT (FORMERLY
                           CLASS A  CLASS B  CLASS C   INSTITUTIONAL)   CLASS M
                           -------  -------  -------  ----------------  -------
Short Term Bond Fund II     2.49%     N/A      N/A            2.79%      2.26%
Strategic Income Fund       6.24%    6.02%    6.03%           6.24       6.15%
U.S. Treasury Income Fund   3.22%    2.50%     N/A            3.58%       N/A

    Advertisements for the Funds may include references to the asset size of other financial products made available by JPMFAM (USA), such as offshore assets or other funds advised by JPMFAM (USA).

                     NON-STANDARDIZED PERFORMANCE RESULTS*
                           (EXCLUDING SALES CHARGES)

    The table below reflects the net change in the value of an assumed initial investment of $10,000 in each class of Fund shares in the following Funds (excluding the effects of any applicable sale charges) for the ten year period ending October 31, 2001, and in the case of the Short Term Bond Fund II and Strategic Income Fund for the period from commencement of business operations to October 31, 2001. The values reflect an assumption that capital gain distributions and income dividends, if any, have been invested in additional shares of the same class. From time to time, the Funds may provide these performance results in addition to the total rate of return quotations required by the Securities and Exchange Commission. As discussed more fully in the Prospectuses, neither these performance results, nor total rate of return quotations, should be considered as representative of the performance of the Funds in the future. These factors and the possible differences in the methods used to calculate performance results and total rates of return should be considered when comparing such performance results and total rate of return quotations of the Funds with those published for other investment companies and other investment vehicles.

                                                          DATE OF
                                          TOTAL VALUE  FUND INCEPTION
                                          -----------  --------------
Short Term Bond Fund II                                    11/30/90
  A Shares                                  $17,200
  Select Shares (formerly Class I
    Shares)                                  17,541
  M Shares                                   17,093
Strategic Income Fund                                      11/30/98
  A Shares                                   11,091
  B Shares                                   10,979
  C Shares                                   10,977
  Select Shares (formerly Institutional
    Shares)                                  11,098
  M Shares                                   11,005
U.S. Treasury Income Fund                                    9/8/87
  A Shares                                   19,701
  B Shares                                   18,486
  Select Shares (formerly Institutional
    Shares)                                  19,729

* See the notes to the table captioned "Average Annual Total Return (excluding sales charges)" above. The table above assumes an initial investment of $10,000 in a particular class of a Fund for the period from the Fund's commencement of operations or, in the case of U.S. Treasury Income Fund and Short Term Bond Fund II, from October 31, 1991, although the particular class may have been introduced at a subsequent date. As indicated above, performance information for each class introduced after the commencement of operations of the related Fund (or predecessor fund) is based on the performance history of a predecessor class or classes, and historical expenses have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

                     NON-STANDARDIZED PERFORMANCE RESULTS*
                           (INCLUDING SALES CHARGES)

    With the current maximum respective sales charges of 1.50% for A Shares of the Short Term Bond Fund II, 4.50% for the U.S. Treasury Income Fund and Strategic Income Fund, 1.50% and 3.00% for M Shares of Short Term Bond Fund II and Strategic Income Fund respectively, and the current applicable CDSC for B and C Shares for each period length, reflected, the total value figures would be as follows:

                                                          DATE OF
                                          TOTAL VALUE  FUND INCEPTION
                                          -----------  --------------
Short Term Bond Fund II                                    11/30/90
  A Shares                                  $16,935
  M Shares                                   16,831
Strategic Income Fund                                      11/30/98
  A Shares                                   10,594
  B Shares                                   10,714
  C Shares                                   10,977
  M Shares                                   10,674
U.S. Treasury Income Fund                                    9/8/87
  A Shares                                   18,820
  B Shares                                   18,486

* See the notes to the table captioned "Average Annual Total Return (excluding sales charges)" above. The table above assumes an initial investment of $10,000 in a particular class of a Fund for the period from the Fund's commencement of operations or, in the case of U.S. Treasury Income Fund and Short Term Bond Fund II, from October 31, 1991, although the particular class may have been introduced at a subsequent date. As indicated above, performance information for each class introduced after the commencement of operations of the related Fund (or predecessor fund) is based on the performance history of a predecessor class or classes, and historical expenses have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

                                NET ASSET VALUE

    Each of the Funds computes its net asset value once daily on Monday through Friday at the time stated in the Prospectus. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Funds may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which net asset value is determined are the Funds' business days.

    The net asset value of each Class of a Fund is equal to the Class's pro rata portion of Fund's investments less the Fund's liabilities. The following is a discussion of the procedures used by the Funds in valuing their assets.

    The value of investments listed on a domestic or foreign securities exchange, including National Association of Securities Dealers Automated Quotations ("NASDAQ") is based on the last sale prices on the exchange on which the security is principally traded (the "primary exchange"). If there has been no sale on the primary exchange on the valuation date, and the spread between bid and asked quotations on the primary exchange is less than or equal to 10% of the bid price for the security, the security shall be valued at the average of the closing bid and asked quotations on the primary exchange, except under certain circumstances, when the average of the closing bid and asked price is less than the last sales price of the foreign local shares, the security shall be valued at the last sales price of the local shares. Under all other circumstances (e.g., there is no last sale on the primary exchange, there are no bid and asked quotations on the primary exchange, or the spread between bid and asked quotations is greater than 10% of the bid price), the value of the security shall be the last sale price on the primary exchange up to five days prior to the valuation date unless, in the judgment of the Fund manager,material events or conditions since such last sale necessitate fair valuation of the security. With respect to securities otherwise traded in the over-the-counter market, the value shall be equal to the quoted bid price. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency exchange rate on the valuation date.

    Options on stock indexes traded on national securities exchanges are valued at the close of options trading on such exchanges which is currently 4:10 p.m. New York time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges which is currently 4:15 p.m., New York time. Options and futures traded on foreign exchanges are valued at the last sale price available prior to the calculation of the Fund's net asset value.

    Fixed income securities with a maturity of 60 days or more, are generally valued using bid quotations generally readily available from and supplied daily by third party pricing services or brokers of comparable securities. If such prices are not supplied by the Fund's independent pricing services, such securities are priced in accordance with fair value procedures adopted by the Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

    Securities or other assets for which market quotations are not readily available (including certain illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees.

    Listed options on debt securities traded on U.S. option exchanges shall be valued at their closing price on such exchanges. Futures on debt securities and related options traded on commodities exchanges shall be valued at their closing price as of the close of such commodities exchanges, which is currently 4:15 p.m., New York time. Options and future traded on foreign exchanges shall be valued at the last sale or close price available prior to the calculation of the Funds' net asset value. Non-listed OTC swaps shall be valued at the closing price provided by a counterparty or third-party broker.

    Trading in securities on most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when the Fund's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

    The Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. DST Systems, Inc., the Funds' transfer agent (the "Transfer Agent") may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in Section 6 of the Account Application. The Telephone Exchange Privilege is not available if an investor was issued certificates for shares that remain outstanding.

    An investor can buy shares in the Fund three ways (i) through an investment representative; (ii) through the Fund's Distributor by calling the JPMorgan Service Center; or (iii) through the Systematic Investment Plan. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

    Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

    An investor may add or reduce his/her investment in a Fund on each day that the New York Stock Exchange is open for business. Once each such day, based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Standard Time, however, options are priced at 4:15 p.m., Eastern Standard Time) the value of each investor's interest in a Fund will be determined by multiplying the NAV of the Fund by the percentage representing that investor's share of the aggregate beneficial interests in the Fund. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Portfolio will then be recomputed as the percentage equal to the fraction
(i) the numerator of which is the value of such investor's investment in the Portfolio as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Fund effected on such day and (ii) the denominator of which is the aggregate NAV of the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Fund by all investors in the Fund. The percentage so determined will then be applied to determine the value of the investor's interest in the Fund as of such time on the following day the New York Stock Exchange is open for trading.

    The public offering price of Class A and Class M shares is the NAV plus a sales charge that varies depending on the size of an investor's purchase. The Fund receives the NAV. The sales charge is allocated between the investor's broker-dealer and the Fund's Distributor as shown in the following table, except when the Fund's Distributor, in its discretion, allocates the entire amount to the investor's broker-dealer.

    The broker-dealer allocation for Strategic Income Fund and U.S. Treasury Income Fund with a 4.50% sales charge on Class A Shares is set forth below:

                        SALES CHARGE AS A PERCENTAGE OF:

                                                                          AMOUNT OF SALES CHARGE
                                      SALES CHARGE AS A PERCENTAGE OF:    REALLOWED TO DEALERS AS
AMOUNT OF TRANSACTION                -----------------------------------      A PERCENTAGE OF
AT OFFERING PRICE ($)                OFFERING PRICE  NET AMOUNT INVESTED      OFFERING PRICE
---------------------                --------------  -------------------  -----------------------
Under 100,000                               4.50                4.71                    4.00
100,000 but under 250,000                   3.75                3.90                    3.25
250,000 but under 500,000                   2.50                2.56                    2.25
500,000 but under 1,000,000                 2.00                2.04                    1.75

    There is no initial sales charge on purchases of Class A Shares of $1 million or more.

    The Fund's Distributor pays broker-dealers commissions on net sales of Class A Shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter. The Fund's distributor may withhold such payments with respect to short-term investments.

    The broker-dealer allocation for Class A Shares of the Short Term Bond Fund II is set forth below:

                                                                          AMOUNT OF SALES CHARGE
                                      SALES CHARGE AS A PERCENTAGE OF:    REALLOWED TO DEALERS AS
AMOUNT OF TRANSACTION AT             -----------------------------------      A PERCENTAGE OF
OFFERING PRICE ($)                   OFFERING PRICE  NET AMOUNT INVESTED      OFFERING PRICE
------------------                   --------------  -------------------  -----------------------
Under 100,000                               1.50                1.52                    1.00
100,000 but under 250,000                   1.00                1.00                    0.50
250,000 but under 500,000                   0.50                0.50                    0.25
500,000 but under 1,000,000                 0.25                0.25                    0.25

    There is no initial sales charge on purchases of Class A Shares of $1 million or more.

    The Fund's Distributor pays broker-dealers commissions on net sales of Class A Shares of Short Term Bond Fund II of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 0.25% of net sales of $1 million or more. The Fund's Distributor may withhold such payments with respect to short-term investments.

    The broker-dealer allocation is 1.25% for Class M Shares of the Short Term Bond II and 2.75% for Class M shares of the Strategic Income Fund.

    At times the Fund's Distributor may reallow up to the entire sales charge to certain broker-dealers. In those instances, broker-dealers selling Class A shares of a Fund may be deemed to be underwriters under the 1933 Act.

    For the Strategic Income and U.S. Treasury Income Funds, effective
January 1, 2002, clients of broker-dealers that received the commissions described above will be subject to a contingent deferred sales charge ("CDSC") based on the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption if shares are redeemed within 12 months of the purchase date. If shares are held for up to 6 months there will be a CDSC of 1.00% and if shares are held for 6 to 12 months there will be a CDSC of 0.75%.

    The Fund's Distributor may also pay broker-dealers a commission of up to 1.00% of net sales on sales of Class A shares of less than $1 million to certain defined contribution plans. Broker-dealers that receive commissions on such sales will be subject to a CDSC of up to 1%, based on the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption, if the defined contribution plan redeems all of the shares that it owns on behalf of participants within 12 months of the purchase date.

    Investors may be eligible to buy Class A or Class M Shares at reduced sales charges. Interested parties should consult their investment representative or the JPMorgan Funds Service Center for details about JPMorgan Funds' combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans and other plans. Sales charges are waived if the investor is using redemption proceeds received within the prior ninety days from non-JPMorgan mutual funds to buy his or her shares, and on which he or she paid a front-end or contingent deferred sales charge.

    Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both JPMorgan and non-JPMorgan mutual funds. The money that is invested in JPMorgan Funds may be combined with the other mutual funds in the same program when determining the plan's eligibility to buy Class A or Class M Shares for purposes of the discount privileges and programs described above.

    Investors in Class A or Class M Shares may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of Class A or Class M Shares in the Fund with purchases of Class A or Class M Shares of any other Fund in the Trust (or if a Fund has only one class, shares of such Fund), excluding shares of any JPMorgan money market fund, during a 13-month period. The sales charge is based on the total amount to be invested in Class A or Class M Shares during the 13-month period. All Class A or Class M Shares or other qualifying shares of these Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.

    The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A or Class M Shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.

    Class A or Class M Shares of a Fund may also be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) NAV or
(ii) cost of any shares acquired and still held in the Fund, or any other JPMorgan Fund excluding any JPMorgan money market fund, and (b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quality Discount is subject to modification or discontinuance at any time with respect to all Class A or Class M Shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

    An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A or Class M Shares of a Fund (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A or Class M Shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

    A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A or Class M Shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A or Class M Shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund). A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A or Class M Shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

    No initial sales charge will apply to the purchase of a Fund's Class A or Class M Shares if (i) one is investing proceeds from a qualified retirement plan where a portion of the plan was invested in the JPMorgan Funds, (ii) one is investing through any qualified retirement plan with 50 or more participants or
(iii) one is a participant in certain qualified retirement plans and is investing (or reinvesting) the proceeds from the repayment of a plan loan made to him or her.

    Purchases of a Fund's Class A or Class M Shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services.

    Purchases of a Fund's Class A or Class M Shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

    Purchases of a Fund's Class A or Class M Shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Fund's distributor or the JPMorgan Funds Service Center.

    A Fund may sell Class A or Class M Shares without an initial sales charge to the current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of Chase, the Fund's distributor and transfer agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Fund's distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Fund's distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of JPMorgan Fund shares) and financial institution trust departments investing an aggregate of $1 million or more in the JPMorgan Funds.

    Shareholders of record of any former Chase Vista Fund as of November 30, 1990 and certain immediate family members may purchase a Fund's Class A shares with no initial sales charge for as long as they continue to own Class A or Class M Shares of any former Chase Vista Fund, provided there is no change in account registration.

    Shareholders of other JPMorgan Funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the Fund at net asset value.

    REINSTATEMENT PRIVILEGE. Upon written request, Class A shareholders of a Fund have a one time privilege of reinstating their investment in the Fund at net asset value next determined subject to written request within 90 calendar days of the redemption. The reinstatement request must be accompanied by payment for the shares (not in excess of the redemption), and shares will be purchased at the next determined net asset value. Class B and Class C shareholders who have redeemed their shares and paid a contingent deferred sales charge ("CDSC") with such redemption may purchase Class A shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B and Class C shares.

    EXCHANGE PRIVILEGE. Shareholders may exchange their shares in the Fund for shares of the same class in any other JPMorgan Fund that offers such share class. The shareholder will not pay a sales charge for such exchange.
J.P. Morgan Chase & Co. ("JPMorgan Chase") may discontinue this exchange privilege at any time. Shares may be exchanged for shares of another fund only if shares of the fund exchanged into are registered in the state where the exchange is to be made. Shares of the Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative net asset value plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

    The Funds' distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B Shares and a commission of 1.00% of the offering price on sales of Class C Shares. The distributor keeps the entire amount of any CDSC the investor pays.

    The contingent deferred sales charge for Class B and Class C Shares will be waived for certain exchanges and for redemptions in connection with a Fund's systematic withdrawal plan, subject to the conditions described in the Prospectuses. In addition, subject to confirmation of a shareholder's status, the contingent deferred sales charge will be waived for: (i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a Minimum Required Distribution from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code or a mandatory distribution from a qualified plan; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established Systematic Redemption Plan; (iv) a redemption resulting from an over-contribution to an IRA; (v) distributions from a qualified plan upon retirement; and (vi) an involuntary redemption of an account balance under $500. Up to 12% of the value of Class B Shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established.

    The CDSC, however, will not be waived if a defined contribution plan redeems all of the shares that it owns on behalf of participants prior to the CDSC Period, as defined below. However, this information is not applicable to Short Term Bond Fund II.

    Class B Shares automatically convert to Class A Shares (and thus are then subject to the lower expenses borne by Class A Shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B Shares representing dividends and other distributions paid in additional Class B Shares attributable to the Class B Shares then converting. The conversion of Class B Shares purchased on or after May 1, 1996, will be effected at the relative NAVs per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. The conversion of Class B Shares purchased prior to May 1, 1996, will be effected at the relative net asset values per share of the two classes on the first business day of the month following the seventh anniversary of the original purchase. If any exchanges of Class B Shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. At the time of the conversion the NAV per share of the Class A Shares may be higher or lower than the NAV per share of the Class B Shares; as a result, depending on the relative NAVs per share, a shareholder may receive fewer or more Class A Shares than the number of Class B Shares converted.

    A Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.

    The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

    Investors may incur a fee if they effect transactions through a broker or agent.

                           DISTRIBUTIONS: TAX MATTERS

    The following is only a summary of certain additional material tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in each Fund's Prospectus are not intended as substitutes for careful tax planning.

                QUALIFICATION AS A REGULATED INVESTMENT COMPANY

    Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders.

Additionally, each Fund intends to remain qualified as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid ) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

    In addition to satisfying the Distribution Requirement for each taxable year, a regulated investment company must derive at least 90% of its gross income and any net-tax exempt from dividends, interest, certain payments with respect to stock or securities loans, gains from the sale or other disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

    In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and (2) no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same) similar or related trades or businesses.

    Certain Funds may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. See "Additional Policies Regarding Derivative and Related Transactions." Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require the Fund to "mark to market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). The Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

    A Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in pay-in-kind bonds or in obligations such as zero coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price) or securities having market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such security immediately after it was acquired), if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount security, all or a portion of any deduction for any interest expenses incurred to purchase or hold such a security may be deferred until such security is sold or otherwise disposed.

    If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

                  EXCISE TAX ON REGULATED INVESTMENT COMPANIES

    A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending
November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

    The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

                               FUND DISTRIBUTIONS

    Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they generally will not qualify for the 70% dividends received deduction for corporations.

    A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend," it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

    Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

    The maximum rate of tax on long-term capital gains of individuals is generally 20% with respect to capital assets held for more than 12 months and 18% with respect to capital assets with a holding period of more than 5 years beginning after December 31, 2000.

    Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.

    Distributions by the Fund that do not constitute ordinary income dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

    Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

    Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

    A Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all,
(2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder's federal income tax liability provided the appropriate information is furnished to the IRS.

                          SALE OR REDEMPTION OF SHARES

    A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares.

                           CAPITAL LOSS CARRYFORWARDS

    For federal income tax purposes, the Funds listed below had capital loss carryforwards for the periods indicated:

                                            FISCAL YEAR ENDED
                                                 10/31/01
                                          (AMOUNTS IN THOUSANDS)
                                          ----------------------
Strategic Income Fund                             $1,652          expires 10/31/2009

U.S. Treasury Income Fund                         $  700          expires 10/31/2006
                                                  $4,238          expires 10/31/2007
                                                  $1,784          expires 10/31/2008
                                                  ------
    Total capital loss carryforwards              $6,722
                                                  ======

    To the extent that these capital losses are used to offset future capital gains, it is probable that gains so offset will not be distributed to shareholders.

                              FOREIGN SHAREHOLDERS

    Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

    If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund and capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

    If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

    In the case of foreign non-corporate shareholders, the Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

    The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. Federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

                          STATE AND LOCAL TAX MATTERS

    Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or withholding taxes. Shareholders' dividends attributable to the Fund's income from repurchase agreements generally are subject to state and local income taxes, although statutes and regulations vary in their treatment of such income. Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

                          EFFECT OF FUTURE LEGISLATION

    The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

                     MANAGEMENT OF THE TRUST AND THE FUNDS

    The Trustees of the Funds, together with information regarding their positions with the Funds, principal occupations and other board memberships and affiliations, are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.

                              INDEPENDENT TRUSTEES

                                                                  NUMBER OF
                                                                PORTFOLIOS IN
NAME (AGE);                                                     FUND COMPLEX
POSITIONS WITH                         PRINCIPAL OCCUPATIONS     OVERSEEN BY      OTHER DIRECTORSHIPS HELD
THE FUNDS (SINCE)                       DURING PAST 5 YEARS        TRUSTEE          OUTSIDE FUND COMPLEX
-----------------                    -------------------------  -------------  ------------------------------
William J. Armstrong (60); Trustee   Retired; Vice                      77     None
  (1987)                             President & Treasurer of
                                     Ingersoll-Rand Company

                                                                  NUMBER OF
                                                                PORTFOLIOS IN
NAME (AGE);                                                     FUND COMPLEX
POSITIONS WITH                         PRINCIPAL OCCUPATIONS     OVERSEEN BY      OTHER DIRECTORSHIPS HELD
THE FUNDS (SINCE)                       DURING PAST 5 YEARS        TRUSTEE          OUTSIDE FUND COMPLEX
-----------------                    -------------------------  -------------  ------------------------------
Roland E. Eppley, Jr. (69); Trustee  Retired                            77     Trustee of Janel Hydraulics,
  (1989)                                                                       Inc. (1993-Present)
Ann Maynard Gray (56); Trustee       Retired; Vice-President            77     Director of Duke Energy
  (2001)                             of Capital Cities/ABC,                    Corporation (1997-Present);
                                     Inc. (1986-1998);                         Director of Elan Corporation
                                     President of Diversified                  Plc (2001-Present); Director
                                     Publishing Group                          of The Phoenix Companies
                                     (1991-1997);                              (2002)
Matt Healey (63); Trustee and        Retired; Chief Executive           77     None
  President of the Board of Trustee  Officer of certain trust
  (2001)                             in J.P. Morgan funds
                                     (1982-2001)
Fergus Reid, III (69); Chairman of   Chairman & Chief                   77     Trustee of Morgan Stanley
  the Board (1987)                   Executive Officer of                      Funds (1995-Present)
                                     Lumelite Corporation
James J. Schonbachler (59); Trustee  Retired; Managing                  77     Director of Jonathans Landing
  (2001)                             Director of Bankers Trust                 Golf Club, Inc. (2001-Present)
                                     Company (financial
                                     services) (1968-1998);
                                     Group Head and Director
                                     of Bankers Trust, A.G.,
                                     Zurich and BT Brokerage
                                     Corp. (financial
                                     services)
H. Richard Vartabedian (66);         Investment Management              77     None
  Trustee (1992)                     Consultant

                               INTERESTED TRUSTEE

Leonard M. Spalding (66); Trustee    Retired; Chief Executive           77     Director of Greenview
  (1998)*                            Officer of Chase Mutual                   Trust Co.
                                     Funds (1989-1998);
                                     President & Chief
                                     Executive Officer of
                                     Vista Capital Management
                                     (investment management);
                                     Chief Investment
                                     Executive of Chase
                                     Manhattan Private Bank
                                     (investment management)

  * Mr. Spalding is deemed to be an interested person due to his ownership of J.P. Morgan Chase & Co. stock.

    Each Trustee is elected to serve for an indefinite term. The Trustees decide upon general policies and are responsible for overseeing the Trust's business affairs. The Board of Trustees presently has Audit, Valuation, Investment, and Governance Committees. The members of the Audit Committee are Messrs. Armstrong (Chairman), Eppley and Reid and Ms. Gray. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met four times during the fiscal year ended October 31, 2001. The members of the Valuation Committee are Messrs. Healey (Chairman), Spalding, Schonbachler and Armstrong. The function of the Valuation Committee is to oversee the fair value of the Funds' portfolio securities as necessary. The members of the Investment Committee are Messrs. Spalding (Chairman), Vartabedian and Healey and Ms. Gray. The function of the Investment Committee is to oversee the Adviser's investment program. The Investment Committee met once during the fiscal year end October 31, 2001. The members of the Governance Committee are Messrs. Vartabedian (Chairman), Schonbachler, Eppley and Reid. The function of the Governance Committee is to nominate trustees for the Board to consider and to address Trustee compensation issues. The Governance Committee met once during the fiscal year end
October 31, 2001.

    The following table shows the dollar range of each Trustee's beneficial ownership as of December 31, 2001 in the Funds and each Trustee's aggregate ownership in any Funds that the Trustee oversees in the complex:

                                               OWNERSHIP OF              OWNERSHIP OF
NAME OF TRUSTEE                           SHORT TERM BOND II FUND   STRATEGIC INCOME FUND
---------------                           -----------------------  ------------------------
William J. Armstrong                                    None                 None
Roland E. Eppley, Jr.                                   None                 None
Ann Maynard Gray                                        None                 None
Matt Healey                                             None                 None
Fergus Reid III                                         None                 None
James J. Schonbachler                                   None                 None
Leonard M. Spalding                                     None                 None
H. Richard Vartabedian                                  None                 None

                                                                       AGGREGATE OWNERSHIP
                                                OWNERSHIP OF               OF ALL FUNDS
NAME OF TRUSTEE                           U.S. TREASURY INCOME FUND       IN THE COMPLEX
---------------                           -------------------------  ------------------------
William J. Armstrong                                      None            Over $100,000
Roland E. Eppley, Jr.                                     None            Over $100,000
Ann Maynard Gray                                          None           $10,000-$50,000
Matt Healey                                               None            Over $100,000
Fergus Reid III                                           None            Over $100,000
James J. Schonbachler                                     None           $50,000-$100,000
Leonard M. Spalding                                       None            Over $100,000
H. Richard Vartabedian                                    None            Over $100,000

    As of December 31, 2001, none of the independent Trustees or their immediate family members owned securities of the Adviser or the Distributor or any of their affiliates (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.

    Each Trustee is currently paid an annual fee of $120,000 for serving as Trustee of the Funds and the JPMorgan Fund Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Board of Trustees of the JPMorgan Fund Complex, Mr. Reid is paid an additional $130,000. For his services as President of the Board of Trustees of the JPMorgan Fund Complex, Mr. Healey is paid an additional $40,000. For his services as the Chairman of the Governance Committee of the JPMorgan Fund Complex, Mr. Vartabedian is paid an additional $40,000. The Trustees may hold various other directorships unrelated to the JPMorgan Fund Complex.

    Trustee compensation expenses paid by the Trust and the JPMorgan Fund Complex for the calendar year ended December 31, 2001 are set forth below:

                                AGGREGATE TRUSTEE
                               COMPENSATION PAID BY      PENSION OR
                              THE TRUST DURING 2001      RETIREMENT      TOTAL
                           ----------------------------   BENEFITS    COMPENSATION
                            SHORT                          ACCRUED        PAID
                            TERM                 U.S.      BY THE         FROM
                            BOND    STRATEGIC  TREASURY     "FUND        "FUND
                           FUND II   INCOME     INCOME   COMPLEX"**   COMPLEX"(1)
                           -------  ---------  --------  -----------  ------------
William J. Armstrong,
  Trustee                   $452       $35       $143      $30,616      $106,500
Roland R. Eppley, Jr.,
  Trustee                   $454       $35       $145      $44,137      $107,500
Ann Maynard Gray, Trustee   $300       $10       $ 57          N/A      $100,000
Matthew Healey, Trustee
  and President of the
  Board of Trustees (2)     $400       $14       $ 76          N/A      $116,665
Fergus Reid, III, Trustee
  and Chairman of the
  Board of Trustees         $989       $81       $326      $85,527      $240,415
James J. Schonbachler,
  Trustee                   $300       $10       $ 57          N/A      $100,000
Leonard M. Spalding, Jr.,
  Trustee*                  $ 73       $ 2       $ 11      $27,891      $102,000
H. Richard Vartabedian,
  Trustee                   $633       $51       $208      $66,879      $153,865

  * Mr. Spalding is deemed to be an "interested person" due to his ownership of equity securities of affiliates of J.P. Morgan Chase.
 ** On February 22, 2001, the Board of Trustees voted to terminate the Retirement Plan.
(1) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The JPMorgan Fund Complex for which the Trustees serve includes 10 investment companies.
(2) Pierpont Group, Inc., which provided services to the former J.P. Morgan Family of Funds, paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $115,500, contributed $17,300 to a defined contribution plan on his behalf and paid $5,000 in insurance premiums for his benefit.

    The Trustees of the former Chase Vista Funds instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the board of trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser of certain former Chase Vista Funds and its affiliates (collectively, the "Covered Funds"). Each Eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (1) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any Covered Funds and (2) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee. On February 22, 2001, the Board of Trustees voted to terminate the Plan and in furtherance of this determination agreed to pay Trustees an amount equal, in the aggregate, to $10.95 million, of which $5.3 million had been previously accrued by the Covered Funds. The remaining $5.65 million was reimbursed by Chase. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian received $1,027,673, $800,600, $2,249,437, $463,798 and $1,076,927, respectively, in connection with the termination. Each nominee has elected to defer receipt of such amount pursuant to the Deferred Compensation Plan for Eligible Trustees.

    The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of any of the Funds, the Adviser, the Administrator or Distributor or any of their affiliates) may enter into agreements with the Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian are the only Trustees who have elected to defer compensation under such plan.

    The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                                    OFFICERS

    The Fund's executive officers (listed below), other than the officers who are employees of the Adviser or one of its affiliates, are provided and compensated by J.P. Morgan Fund Distributors, Inc. a subsidiary of The BISYS Group, Inc. The officers conduct and supervise the business operations of the Fund. The Fund has no employees.

    The officers of the Funds, together with information regarding their positions held with the Funds, principal occupations and other memberships and affiliations are shown below. The contact address for each of the officers unless otherwise noted is 522 Fifth Avenue, New York, NY 10036.

                                                                         NUMBER OF
  NAME (AGE), POSITIONS HELD       PRINCIPAL OCCUPATIONS DURING        PORTFOLIOS IN          OTHER POSITIONS HELD OUTSIDE
    WITH THE FUNDS (SINCE)                 PAST 5 YEARS                FUND COMPLEX                   FUND COMPLEX
------------------------------  -----------------------------------    -------------    ----------------------------------------
George Gatch (39),              Managing Director, J.P. Morgan             82           None
President (2001)                Investment Management Inc. and J.P.
                                Morgan Fleming Asset Management
                                (USA) Inc.; Head of J.P. Morgan
                                Fleming's U.S. Mutual Funds and
                                Financial Intermediaries Business;
                                he has held numerous positions
                                throughout the firm in business
                                management, marketing and sales.

David Wezdenko (38),            Vice President, J.P. Morgan                82           None
Treasurer (2001)                Investment Management Inc. and J.P.
                                Morgan Fleming Asset Management
                                (USA) Inc.; Chief Operating Officer
                                for J.P. Morgan Fleming's U.S.
                                Mutual Funds and Financial
                                Intermediaries Business; since
                                joining J.P. Morgan Chase in 1996,
                                he has held numerous financial and
                                operation related positions
                                supporting the J.P. Morgan pooling
                                funds business.

Sharon Weinberg (42),           Vice President, J.P. Morgan                82           None
Secretary (2001)                Investment Management Inc. and J.P.
                                Morgan Fleming Asset Management
                                (USA) Inc.; Head of Business and
                                Product Strategy for J.P. Morgan
                                Fleming's U.S. Mutual Funds and
                                Financial Intermediaries Business;
                                since joining J.P. Morgan Chase in
                                1996, she has held numerous
                                positions through out the asset
                                management business in mutual funds
                                marketing, legal and product
                                development.

                                                                         NUMBER OF
  NAME (AGE), POSITIONS HELD       PRINCIPAL OCCUPATIONS DURING        PORTFOLIOS IN          OTHER POSITIONS HELD OUTSIDE
    WITH THE FUNDS (SINCE)                 PAST 5 YEARS                FUND COMPLEX                   FUND COMPLEX
------------------------------  -----------------------------------    -------------    ----------------------------------------
Michael Moran (32),             Vice President, J.P. Morgan                82           None
Vice President (2001)           Investment Management Inc. and J.P.
                                Morgan Fleming Asset Management
                                (USA) Inc.; Chief Financial Officer
                                of J.P. Morgan Fleming's U.S.
                                Mutual Funds and Financial
                                Intermediaries Business

Stephen Ungerman (48),          Vice President, J.P. Morgan                82           None
Vice President and Assistant    Investment Management Inc. and J.P.
(2001)                          Morgan Fleming Asset Management
                                (USA) Inc.; Head of the Fund
                                Service Group within Fund
                                Administration; prior to J.P.
                                Morgan Chase in 2000, he held a
                                number of senior management
                                positions in Prudential Insurance
                                Co. of America's asset management
                                business, including Assistant
                                General counsel, Tax Director, and
                                Co-head of Fund Administration
                                Department; Mr. Ungerman was also
                                the Assistant Treasurer of all
                                mutual funds managed by Prudential.

Judy R. Bartlett (36),          Vice President and Assistant               82           None
Vice President and Assistant    General Counsel, J.P. Morgan
Secretary (2001)                Investment Management Inc. and J.P.
                                Morgan Fleming Asset Management
                                (USA) Inc., since September 2000;
                                from August 1998 through August
                                2000, Ms. Bartlett was an attorney
                                at New York Life Insurance Company
                                where she served as Assistant
                                Secretary for the Mainstay Funds;
                                from October 1995 through July
                                1998, Ms. Bartlett was an associate
                                at the law firm of Wilkie Far &
                                Gallagher.

Joseph J. Bertini (36),         Vice President and Assistant               82           None
Vice President and Assistant    General Counsel, J.P. Morgan
Secretary (2001)                Investment Management Inc. and J.P.
                                Morgan Fleming Asset Management
                                (USA) Inc.; prior to October of
                                1997, he was an attorney in the
                                Mutual Fund Group at SunAmerica
                                Asset Management Inc.

Paul M. DeRusso (47),           Vice President, J.P. Morgan                82           None
Assistant Treasurer (2001)      Investment Management Inc. and J.P.
                                Morgan Fleming Asset Management
                                (USA) Inc.; Manager of the
                                Budgeting and Expense Group of
                                Funds Administration Group.

Lai Ming Fung (27),             Associate, J.P. Morgan Investment          82           None
Assistant Treasurer (2001)      Management Inc. and J.P. Morgan
                                Fleming Asset Management (USA)
                                Inc.; Budgeting Analyst for the
                                Budgeting and Expense Group of
                                Funds Administration Group.

                                                                         NUMBER OF
  NAME (AGE), POSITIONS HELD       PRINCIPAL OCCUPATIONS DURING        PORTFOLIOS IN          OTHER POSITIONS HELD OUTSIDE
    WITH THE FUNDS (SINCE)                 PAST 5 YEARS                FUND COMPLEX                   FUND COMPLEX
------------------------------  -----------------------------------    -------------    ----------------------------------------
Mary Squires (47),              Vice President, J.P. Morgan                82           None
Assistant Treasurer (2001)      Investment Management Inc. and J.P.
                                Morgan Fleming Asset Management
                                (USA) Inc.; Ms. Squires has held
                                numerous financial and operations
                                positions supporting the J.P.
                                Morgan Chase organization complex.

Nimish S. Bhatt (38),           Senior Vice President of the Fund          82           Treasurer & Principal Accounting Officer
Assistant Treasurer (2001)*     Administration and Financial                            of BNY Hamilton Funds, Inc., Treasurer
                                Services of BISYS Investment                            of Summit Investment Trust and Principal
                                Services, Inc., since November                          Financial and Accounting Officer and
                                2000; various positions held within                     Comptroller of Variable Insurance Funds
                                BISYS prior to 1996, including Vice
                                President and Director of
                                International Operation, Vice
                                President of Financial
                                Administration and Vice President
                                of Tax.

Arthur A. Jensen (35),          Vice President of Financial                82           None
Assistant Treasurer (2001) *    Services of BISYS Investment
                                Services, Inc., since June 2001;
                                formerly Section Manager at
                                Northern Trust Company and
                                Accounting Supervisor at Allstate
                                Insurance Company.

Martin R. Dean (38),            Vice President of Administration           82           Secretary of Eureka Funds
Assistant Treasurer (1995)*     Services of BISYS Investment
                                Services, Inc.

Alaina Metz (34),               Chief Administrative Officer of            82           Assistant Secretary of Old National
Assistant Secretary (1998)*     BISYS Fund Services, Inc.;                              Fund, Assistant Secretary of 1st Source
                                formerly, Supervisor of the Blue                        Monogram Funds, Assistant Secretary of
                                Sky Department of Alliance Capital                      Alpine Equity Trust, Assistant Secretary
                                Management L.P.                                         of Ambassador Funds, Assistant Secretary
                                                                                        of American Independence Funds Trust,
                                                                                        Assistant Secretary of American
                                                                                        Performance, Assistant Secretary of
                                                                                        AmSouth Funds, Assistant Clerk of Barr
                                                                                        Rosenberg Series Trust, Chairman of Barr
                                                                                        Rosenberg Variable Insurance Trust,
                                                                                        Assistant Secretary of BB&T Funds,
                                                                                        Assistant Secretary of BNY Hamilton
                                                                                        Funds, Inc., Assistant Secretary of
                                                                                        Brenton Mutual Funds, Assistant
                                                                                        Secretary of Citizens Funds, Assistant
                                                                                        Secretary of Counter Bond Fund,
                                                                                        Assistant Secretary of Empire Builder
                                                                                        Tax Free Bond Fund, Assistant Secretary
                                                                                        of Eureka Funds, Assistant Secretary of
                                                                                        Gartmore Mutual Funds (GMF), Assistant
                                                                                        Secretary of Gartmore Variable Insurance
                                                                                        Trust (GVIT), Assistant Secretary of
                                                                                        Governor Funds, Assistant Secretary of
                                                                                        Hirtle Callaghan Trust, Assistant
                                                                                        Secretary of HSBC Advisor

                                                                         NUMBER OF
  NAME (AGE), POSITIONS HELD       PRINCIPAL OCCUPATIONS DURING        PORTFOLIOS IN          OTHER POSITIONS HELD OUTSIDE
    WITH THE FUNDS (SINCE)                 PAST 5 YEARS                FUND COMPLEX                   FUND COMPLEX
------------------------------  -----------------------------------    -------------    ----------------------------------------
                                                                                        Funds Trust (Class Y - Onshore Feeder
                                                                                        Funds), Assistant Secretary of HSBC
                                                                                        Family of Funds, Assistant Secretary of
                                                                                        HSBC Investor Funds, Assistant Secretary
                                                                                        of Kensington Funds, Assistant Secretary
                                                                                        of Kent Funds, Chairman of LEADER Mutual
                                                                                        Funds, Assistant Secretary of
                                                                                        Metamarkets.com, Assistant Secretary of
                                                                                        Meyers Investment Trust, Assistant
                                                                                        Secretary of MMA Praxis Mutual Funds,
                                                                                        Assistant Secretary of Nationwide Asset
                                                                                        Allocation Trust (NAAT), Assistant
                                                                                        Secretary of Oak Value, Assistant
                                                                                        Secretary of Old Westbury Funds,
                                                                                        Assistant Secretary of One Group Mutual
                                                                                        Funds, Vice President of Pacific Capital
                                                                                        Funds, Chairman of RBC Funds, Assistant
                                                                                        Secretary of Shay - Asset Management
                                                                                        Fund, Assistant Secretary of Shay -
                                                                                        Institutional Investors Capital
                                                                                        Appreciation Fund, Inc., Assistant
                                                                                        Secretary of Shay - M.S.B. Fund, Inc.,
                                                                                        Assistant Secretary of Summit Investment
                                                                                        Trust, Assistant Secretary of The Shelby
                                                                                        Funds, Assistant Secretary of United
                                                                                        American Cash Reserves, Assistant
                                                                                        Secretary of USAllianz Funds, Assistant
                                                                                        Secretary of USAllianz Variable
                                                                                        Insurance Products Trust, Assistant
                                                                                        Secretary of UST of Boston, Assistant
                                                                                        Secretary of Valiant Fund, Assistant
                                                                                        Secretary of Van Ness Funds, Secretary
                                                                                        of Variable Insurance Funds, Assistant
                                                                                        Secretary of Victory Portfolios,
                                                                                        Assistant Secretary of Victory Variable
                                                                                        Insurance and Assistant Secretary of
                                                                                        Willamette Funds

Lisa Hurley (46),               Executive Vice President and               82           None
Assistant Secretary(1999)**     General Counsel of BISYS Fund
                                Services, Inc.; formerly Counsel to
                                Moore Capital Management and
                                General Counsel to Global Asset
                                Management and Northstar
                                Investments Management.

  * The contact address for the officer is Stelzer Road, Columbus, OH 43219. ** The contact address for the officer is 90 Park Avenue, New York, NY 10016.

    As of January 31, 2002, the officers and Trustees as a group owned less than 1% of the shares of each Fund.

                                CODES OF ETHICS

    The Trust, the Distributor and the Adviser have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Funds. Such purchases, however, are subject to procedures reasonably necessary to prevent access persons from engaging in any unlawful conduct set forth in Rule 17j-1.

                                    ADVISER

    Effective February 28, 2001, J.P. Morgan Fleming Asset Management
(USA) Inc. (JPMFAM (USA) or the "Adviser"), serves as investment adviser to the Funds pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Subject to such policies as the Board of Trustees may determine, JPMFAM (USA) is responsible for investment decisions for the Funds. Pursuant to the terms of the Advisory Agreement, JPMFAM (USA) provides the Funds with such investment advice and supervision as it deems necessary for the proper supervision of the Funds' investments. The Adviser continuously provide investment programs and determine from time to time what securities shall be purchased, sold or exchanged and what portion of the Funds' assets shall be held uninvested. The Adviser to the Funds furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the investments and effecting portfolio transactions for the Funds. The Advisory Agreement for the Funds will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of a Funds' outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement.

    Under the Advisory Agreement, the Adviser may utilize the specialized portfolio skills of all its various affiliates, thereby providing the Funds with greater opportunities and flexibility in accessing investment expertise.

    Pursuant to the terms of the Advisory Agreement, the Adviser is permitted to render services to others. Each Advisory Agreement is terminable without penalty by the Trust on behalf of the Funds on not more than 60 days', nor less than 30 days', written notice when authorized either by a majority vote of a Fund's shareholders or by a vote of a majority of the Board of Trustees of the Trust, or by the Adviser on not more than 60 days', nor less than 30 days', written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Advisory Agreement provides that the Adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the respective Fund, except for willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

    In the event the operating expenses of the Funds, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to the Funds imposed by the securities laws or regulations thereunder of any state in which the shares of the Funds are qualified for sale, as such limitations may be raised or lowered from time to time, the Adviser shall reduce its advisory fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the Adviser shall be deducted from the monthly advisory fee otherwise payable with respect to the Funds during such fiscal year; and if such amounts should exceed the monthly fee, the Adviser shall pay to a Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

    Under the Advisory Agreement, JPMFAM (USA) may delegate a portion of its responsibilities to a sub-adviser. In addition, the Advisory Agreement provides that JPMFAM (USA) may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of JPMFAM (USA) as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of JPMFAM (USA).

    JPMFAM (USA) is a wholly-owned subsidiary of J.P. Morgan Chase, a registered bank holding company. Also included among JPMFAM (USA) accounts are commingled trust funds and a broad spectrum of individual trust and investment management portfolios. These accounts have varying investment objectives. JPMFAM (USA) is located at 522 Fifth Avenue, New York, New York 10036.

    Prior to February 28, 2001, The Chase Manhattan Bank ("Chase") was the investment adviser to the Funds, Chase Fleming Asset Management (USA) Inc. served as sub-adviser to the Funds, and State Street Research & Management Company also served as sub-adviser to the Strategic Income Fund.

    For the fiscal years ended October 31, 1999, 2000 and 2001, Morgan was paid or accrued the following investment advisory fees with respect to the following Funds, and waived the amounts in parentheses following such fees with respect to each such period (amounts in thousands):

                                           FISCAL YEAR ENDED OCTOBER 31,
                           --------------------------------------------------------------
                                  1999               2000                  2001
                           ------------------  ----------------  ------------------------
                                                                    PAID/
                                                                   ACCRUED      WAIVED
                            PAID/               PAID/            (AMOUNTS IN  (AMOUNTS IN
FUND                       ACCRUED   WAIVED    ACCRUED  WAIVED   THOUSANDS)   THOUSANDS)
----                       -------  ---------  -------  -------  -----------  -----------
Short Term Bond Fund II    $132     $(132)      $125    $ (125)     $776         $ (86)
Strategic Income Fund        30(a)    (30)(a)    125      (125)      130          (130)
U.S. Treasury Income Fund   262      (158)       224      (112)      305          (212)

(a) Advisory fees and waivers for 1999 are from the period November 30, 1998 (commencement of operations) through October 31, 1999.

                BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS

    The Funds' Board of Trustees, including the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the advisory agreement or its affiliates, has approved the continuation of the advisory agreement for each Fund.

    As part of its review of the investment advisory arrangements for the Funds, the Board of Trustees requests that the Adviser prepare on a regular basis information regarding the performance of the Funds, their performance against Funds' peers and benchmarks and analyses by the Adviser of the Funds' performance. The members of the Advisers' investment staff meet with the Board of Trustees to discuss this information and their intentions with regard to the management of the Funds. The Adviser also periodically provides comparative information regarding the Funds' expense ratios and those of the peer groups. In addition, in preparation for its annual approval meeting, the Board of Trustees requests and reviews, with the assistance of its legal counsel, materials from the Adviser regarding comparative fees, expenses, performance and profitability information pertaining to the relationship of the Adviser and the Funds.

    In approving the continuation of the advisory agreement, the Board of Trustees of the Funds considered the nature, quality and scope of the operations and services provided by the Adviser to each Fund, including their knowledge of the Advisers' investment staff and executive personnel and the overall reputation and capabilities of the Adviser and its affiliates. The Board of Trustees also considered comparative fee information concerning other investment companies with similar investment objectives and policies. The Funds' Board of Trustees compared the terms of each Fund's advisory arrangements and similar arrangements by other investment companies, particularly with regard to levels of advisory fees and overall expense ratios (both pre- and post-expense reimbursement) and each Fund's expenses relative to its peer group. The Board also examined the benefits to the Adviser and its affiliates of their relationship with each Fund. Specifically, the Board analyzed the benefits that accrued to the Adviser and its affiliates as a result of the fact that affiliates of the Adviser act as custodian, administrator and shareholder servicing agent for each Fund, and receive fees from each Fund for acting in such capacities. The Board of Trustees also analyzed the information provided by the Adviser regarding the profitability to the Adviser of its relationship with the Funds, in light of the quality of the services rendered by the Adviser to the Funds, the fees borne by the Funds and the comparative fee information. Profitability information is not audited and represents the Adviser's determination of its and its affiliates revenues from the Funds, less expenses. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Board of Trustees also considered the performance of the Funds and the intention of the Adviser with regard to management of the Funds, including the commitment of the Adviser to provide quality services to the Funds, whether there were any conditions likely to affect the ability of the Adviser to provide such services, and its ability to retain and attract qualified personnel to manage each Fund.

    In reaching their decision to approve the investment advisory contracts, the Board of Trustees did not identify any single factor as being of paramount importance. Based on its evaluation of the information reviewed and due consideration, the Board of Trustees of each Fund concluded that the current advisory agreement enabled the Fund to obtain high-quality services at costs that it deemed appropriate and reasonable and that approval of the continuation of the agreement was in the best interest of each Fund and its shareholders.

                                 ADMINISTRATOR

    Pursuant to an Administration Agreement (the "Administration Agreement"), Morgan is the administrator of the Funds. Morgan provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. Morgan in its capacity as administrator does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

    Morgan was formed on November 10, 2001, from the merger of Morgan Guaranty Trust Company of New York and The Chase Manhattan Bank.

    Under the Administration Agreement, Morgan is permitted to render administrative services to others. The Administration Agreement will continue in effect for two years and from year to year thereafter with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Trustees of the Trust or, including a majority of the Trustees who are not "interested persons" (as defined by the 1940 Act), by vote of a majority of such Fund's outstanding voting securities. The Administration Agreement is terminable without penalty by the Trust on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by Morgan on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Administration Agreement also provides that absent willful misfeasance, bad faith or gross negligence or reckless disregard in the performance of its duties under the agreement on the part of Morgan or its directors, officers or employees, the Trust shall indemnify Morgan against any claims that Morgan may incur based on any omissions in connection with services rendered to the Trust under the Administration Agreement.

    In consideration of the services provided by Morgan pursuant to the Administration Agreement, Morgan receives from each Fund a pro rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% on the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of the average daily net assets in excess of $25 billion. Morgan may waive a portion of the fees payable to it with respect to each Fund. Morgan may pay a portion of the fees it receives to BISYS Fund Services, L.P. for its services as the Fund's sub-administrator.

    For the fiscal years ended October 31, 1999, 2000, and 2001, Morgan was paid or accrued the following administration fees and waived the amounts in parentheses following such fees (amounts in thousands):

                                      FISCAL YEAR ENDED OCTOBER 31,
                           ---------------------------------------------------
                                 1999              2000             2001
                           -----------------  ---------------  ---------------
                            PAID/              PAID/            PAID/
FUND                       ACCRUED   WAIVED   ACCRUED  WAIVED  ACCRUED  WAIVED
----                       -------  --------  -------  ------  -------  ------
Short-Term Bond Fund II    $53      $(53)       $50    $(50)    $374     $(60)
Strategic Income Fund      $ 6(a)   $ (6)(a)    $25    $(25)    $ 28     $(28)
U.S. Treasury Income Fund  $82        --        $75      --     $113     $(13)

(a) Administrative fees and waivers for 1999 are from the period November 30, 1998 (commencement of operations) through October 31, 1999.

                               DISTRIBUTION PLAN

    The Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") on behalf of its Class A, B and C shares of the Funds, which provides that each of such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in their respective Prospectuses. The Distributor may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each such class of shares of each Fund will be conducted generally by the JPMorgan Funds, and activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other JPMorgan Funds.

    Class A Shares pay a Distribution Fee of up to 0.25% and Class B and
Class C Shares pay a Distribution Fee of up to 0.75% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B and Class C Shares of the Funds of up to 4.00% and 1.00%, respectively, of the purMorgan price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B Shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

    Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average net asset values of Class A Shares, or 0.25% annualized of the average net asset value of the Class B Shares, or 0.75% annualized of the average net asset value of the Class C Shares, maintained in a Fund by such broker-dealers' customers. Trail or maintenance commissions on Class B and Class C Shares will be paid to broker-dealers beginning the 13th month following the purMorgan of such Class B or Class C Shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C Shares, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B or Class C Shares in any one year will be accrued and paid by a Fund to the Distributor in fiscal years subsequent thereto. In determining whether to purMorgan Class B or Class C Shares, investors should consider that compensation payments could continue until the Distributor has been fully reimbursed for the commissions paid on sales of Class B and Class C Shares. However, the Shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid.

    Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

    The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any agreement related to such Plan ("Qualified Trustees").

    The Distribution Plan requires that the Distributor shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The Distribution Plan further provides that the selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or, with respect to a particular class of a Fund, by vote of a majority of the outstanding voting shares of the class of such Fund to which it applies (as defined in the 1940 Act). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of the affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

    For the three most recent fiscal years, the Distributor earned distribution fees and voluntarily waived the amount in parentheses as follows (amounts in thousands):

                                         FISCAL YEAR ENDED OCTOBER 31,
                           ----------------------------------------------------------
                                  1999                2000                2001
                           ------------------  ------------------  ------------------
                            PAID/               PAID/               PAID/
FUND                       ACCRUED   WAIVED    ACCRUED   WAIVED    ACCRUED   WAIVED
----                       -------  ---------  -------  ---------  -------  ---------
Short-Term Bond Fund II
  A Shares                 $ 58     $  (4)     $ 49     $  (4)     $ 53     $ (25)
  M Shares                 $  2 (a) $  --(a)   $ 20     $  (3)     $769     $  (7)
Strategic Income Fund
  A Shares                 $  4 (b) $  (3)(b)  $  6     $  (4)     $  6     $     (d)
  B Shares                 $ 16 (b) $ (14)(b)  $ 47     $ (14)     $ 57     $     (d)
  C Shares                 $ 12 (b) $ (11)(b)  $ 21     $  (7)     $ 19     $     (d)
  M Shares                   --        --      $ 68 (c)    -- (c)  $ 68     $     (d)
U.S. Treasury Income Fund
  A Shares                 $179     $(179)     $149     $(149)     $107     $(107)
  B Shares                 $123        --      $113        --      $125     $  (0)

(a) Distribution fees and waivers are from the period July 1, 1999 (commencement of operations) through October 31, 1999.
(b) Distribution fees and waivers are from the period November 30, 1998 (commencement of operations) through October 31, 1999.
(c) Distribution fees and waivers are from the period October 28, 1999 (commencement of operations) through October 31, 1999.
(d) The service provider did not break down by class, therefore the Distributor voluntarily waived $(19)(amount in thousands) for the entire fund.

    Expenses paid by the Distributor related to the distribution of Trust shares during the fiscal year ended October 31, 2001 were as follows:

                                                     FISCAL YEAR
                                                    ENDED 10/31/01
                                                    --------------
Strategic Income Fund
Advertising and sales literature                       $ 1,163
Printing, production and mailing of prospectuses
  and shareholder reports to other
  than current Shareholders                            $ 2,763
Compensation to dealers                                $91,259
Compensation to sales personnel                        $66,706
B Share financing charges                              $45,293
Equipment, supplies and other indirect
  distribution-related expenses                        $   450

U.S. Treasury Income Fund
Advertising and sales literature                    $ 5,499
Printing, production and mailing of prospectuses
  and shareholder reports to other
  than current Shareholders                         $10,265
Compensation to dealers                             $97,070
Compensation to sales personnel                     $44,318
B Share financing charges                           $124,754
Equipment, supplies and other indirect
  distribution-related expenses                     $ 1,294

    With respect to the Class B shares and Class C shares of the Funds, the Distribution Fee was paid to FEP Capital L.P. for acting as finance agent.

                     DISTRIBUTOR AND DISTRIBUTION AGREEMENT

    The Trust has entered into a Distribution Agreement (the "Distribution Agreement") with J.P. Morgan Fund Distributors, Inc., the Distributor, pursuant to which the Distributor acts as the Funds' exclusive underwriter and promotes and arranges for the sale of each class of Shares. The Distributor is a wholly-owned subsidiary of BISYS Fund Services, Inc. The Distribution Agreement provides that the Distributor will bear the expenses of printing, distributing and filing prospectuses and statements of additional information and reports used for sales purposes, and of preparing and printing sales literature and advertisements not paid for by the Distribution Plan. The Trust pays for all of the expenses for qualification of the shares of each Fund for sale in connection with the public offering of such shares, and all legal expenses in connection therewith.

    The Distribution Agreement is currently in effect and will continue in effect with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of such Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Distribution Agreement also provides that neither the Distributor nor its personnel shall be liable for any act or omission in the course of, or connected with, rendering services under the Distribution Agreement, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

    In consideration of the sub-administration services provided by the Distributor pursuant to a prior Distribution and Sub-Administration Agreement, the Distributor received an annual fee, payable monthly, of 0.05% of the net assets of each Fund. However, the Distributor had agreed to waive a portion of the fees payable to it under the Distribution and Sub-Administration Agreement with respect to each Fund on a month-to-month basis. For the fiscal years ended October 31, 1999, 2000 and 2001 the Distributor was paid or accrued the following sub-administration fees under the Distribution and Sub-Administration Agreement, and voluntarily waived the amounts in parentheses following such fees (amounts in thousands):

                                      FISCAL YEAR ENDED OCTOBER 31,
                           ----------------------------------------------------
                                  1999              2000             2001
                           ------------------  ---------------  ---------------
                            PAID/               PAID/            PAID/
FUND                       ACCRUED   WAIVED    ACCRUED  WAIVED  ACCRUED  WAIVED
----                       -------  ---------  -------  ------  -------  ------
Short Term Bond Fund II    $ 26     $ (26)      $ 25    $ (25)   $ 92    $ (75)
Strategic Income Fund      $  3 (a) $  (3)(a)   $ 12    $ (12)   $ 11    $ (11)
U.S. Treasury Income Fund  $ 44        --       $ 37       --    $ 39    $  --

(a) Sub-administration fees and waivers for 1999 are from the period November 30, 1998 (commencement of operations) through October 31, 1999.

           SHAREHOLDER SERVICING AGENTS, TRANSFER AGENT AND CUSTODIAN

    The Trust has entered into a shareholder servicing agreement (a "Servicing Agreement") with each Shareholder Servicing Agent to provide certain services including but not limited to the following: answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares may be effected for the Fund as to which the Shareholder Servicing Agent is so acting and certain other matters pertaining to the Fund; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmit, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Fund; receive, tabulate and transmit to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and provide such other related services as the Fund or a shareholder may request. Shareholder Servicing Agents may be required to register pursuant to state securities law. Shareholder Servicing Agents may subcontract with other parties for the provision of shareholder support services.

    Each Shareholder Servicing Agent may voluntarily agree from time to time to waive a portion of the fees payable to it under its Servicing Agreement with respect to each Fund on a month-to-month basis. For the fiscal years ended October 31, 1999, 2000 and 2001, fees payable to the Shareholder Servicing Agents (all of which currently are related parties) and the amounts voluntarily waived for each such period (as indicated in parentheses), were as follows (amounts in thousands):

                                         FISCAL YEAR ENDED OCTOBER 31,
                           ---------------------------------------------------------
                                  1999               2000                2001
                           ------------------  -----------------  ------------------
                            PAID/               PAID/              PAID/
FUND                       ACCRUED   WAIVED    ACCRUED   WAIVED   ACCRUED   WAIVED
----                       -------  ---------  -------  --------  -------  ---------
Short Term Bond Fund II
  A Shares...............  $ 58     $ (46)     $ 49     $(38)     $ 53     $ (45)
  Select Shares (formerly
    Class I Shares)......  $ 73     $ (59)     $ 63     $(42)     $174     $(136)
  M Shares...............  $  1 (a)    -- (a)  $ 11     $ (6)     $549     $ (67)
Strategic Income Fund
  A Shares...............  $  4 (b) $  (4)(b)  $  6     $ (6)     $  6     $     (d)
  B Shares...............  $  5 (b) $  (5)(b)  $ 16     $(16)     $ 19           (d)
  C Shares...............  $  4 (b) $  (4)(b)  $  7     $ (7)     $  6           (d)
  Select Shares (formerly
    Institutional
    Shares)..............  $  2 (b) $  (2)(b)  $ --     $(--)         (--)       (d)
  M Shares...............    --        --      $ 41(c)    -- (c)  $ 41           (d)
U.S. Treasury Income Fund
  A Shares...............  $179     $(100)     $149     $(83)     $108     $ (60)
  B Shares...............  $ 42        --      $ 38       --      $ 41        --
  Select Shares..........    --        --        --       --      $105     $ (56)

(a)  Shareholder Servicing fees and waivers for 1999 are from the period
     July 1, 1999 (commencement of operations) through October 31, 1999.
(b) Shareholder Servicing fees and waivers for 1999 are from the period November 30, 1998 (commencement of operations) through October 31, 1999.
(c)  Shareholder Servicing fees and waivers for 1999 are from the period
     October 28, 1999 (commencement of operations) through October 31, 1999.
(d) The service provider did not break down by class, therefore the Shareholder Servicing Agent voluntarily waived $(31)(amount in thousands) for the entire fund.

    Shareholder Servicing Agents may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each Shareholder Servicing Agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Shareholder Servicing Agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as Shareholder Servicing Agents.

    For shareholders that bank with Morgan, Morgan may aggregate investments in the JPMorgan Funds with balances held in Morgan bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. Morgan and certain broker-dealers and other Shareholder Servicing Agents may, at their own expense, provide gifts, such as computer software packages, guides and books related to investment or additional Fund shares valued up to $250 to their customers that invest in the JPMorgan Funds.

    Morgan and/or the Distributor may from time to time, at their own expense out of compensation retained by them from the Fund or other sources available to them, make additional payments to certain selected dealers or other Shareholder Servicing Agents for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Fund attributable to shares if the Fund held by customers of such Shareholder Servicing Agents. Such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid by Morgan and/or the Distributor.

    Morgan and its affiliates and the JPMorgan Funds, affiliates, agents and subagents may exchange among themselves and others certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.

    The Trust has also entered into a Transfer Agency Agreement with DST Systems, Inc. ("DST") pursuant to which DST acts as transfer agent for the Trust. DST's address is 210 West 10th Street, Kansas City, MO 64105.

    Pursuant to a Custodian Agreement, Morgan acts as the custodian of the assets of each Fund and receives such compensation as is from time to time agreed upon by the Trust and Morgan. As custodian, Morgan provides oversight and record keeping for the assets held in the portfolios of each Fund. Morgan is located at 3 Metrotech Center, Brooklyn, NY 11245.

                            INDEPENDENT ACCOUNTANTS

    The financial statements incorporated herein by reference from the Trust's Annual Reports to Shareholders for the fiscal year ended October 31, 2001, and the related financial highlights which appear in the Prospectuses, have been incorporated herein and included in the Prospectuses in reliance on the reports of PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, independent accountants of the Funds, given on the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP provides the Funds with audit services, tax return preparation and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

                           CERTAIN REGULATORY MATTERS

    Morgan and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of any of the Funds, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Morgan and its affiliates deal, trade and invest for their own accounts in U.S. government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U.S. government obligations and municipal obligations. Morgan and its affiliates may sell U.S. government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by the Funds' distributor or affiliates of the distributor. Morgan will not invest any Fund assets in any U.S. government obligations, municipal obligations or commercial paper purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which Morgan or an affiliate is a non-principal member. This restriction my limit the amount or type of U.S. government obligations, municipal obligations or commercial paper available to be purchased by any Fund. Morgan has informed the Funds that in making its investment decision, it does not obtain or use material inside information in the possession of any other division or department of Morgan, including the division that performs services for the Trust as custodian, or in the possession of any affiliate of Morgan. Shareholders of the Funds should be aware that, subject to applicable legal or regulatory restrictions, Morgan and its affiliates may exchange among themselves certain information about the shareholder and his account. Transactions with affiliated broker-dealers will only be executed on an agency basis in accordance with applicable federal regulations.

                                    EXPENSES

    Each Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Trust. These expenses include: investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds' custodian for all services to the funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are all allocated to specific classes of the Funds. In addition, the Funds may allocate transfer agency and certain other expenses by class. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

    Morgan has agreed that it will reimburse the Funds noted below through December 31, 2003 to the extent necessary to maintain each Fund's total operating expenses at (which exclude interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan):

Short-Term Bond II
    Select Shares (formerly Class I)                0.50%
    Class A Shares                                  0.75%
    Class M Shares                                  1.00%
Strategic Income Fund
    Select Shares                                   1.00%
    Class A Shares                                  1.25%
    Class B Shares                                  1.75%
    Class C Shares                                  1.75%
    Class M Shares                                  1.45%
U.S. Treasury Income Fund
    Select Shares                                   0.55%
    Class A Shares                                  0.75%
    Class B Shares                                  1.64%

    The table below sets forth for each applicable Fund the fees and other expenses Morgan reimbursed under the expense reimbursement arrangements for the fiscal year indicated (amounts in thousands).

                                                    FISCAL YEAR ENDING OCTOBER 31, 2001
                                                    -----------------------------------
Short Term Bond Fund II                                           $ 14
Strategic Income Fund                                             $ 53
U.S. Treasury Income Fund                                         $ 23

                              GENERAL INFORMATION

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    Mutual Fund Group is an open-end, non-diversified management investment company organized as Massachusetts business trust under the laws of the Commonwealth of Massachusetts in 1987. The Trust currently consists of a number of series of shares of beneficial interest, par value $.001 per share. With respect to certain Funds, the Trust may offer more than one class of shares. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated amount all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that Trust shares held in the treasury of the Trust shall not be voted. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class. With respect to shares purchased through a Shareholder Servicing Agent and, in the event written proxy instructions are not received by a Fund or its designated agent prior to a shareholder meeting at which a proxy is to be voted and the shareholder does not attend the meeting in person, the Shareholder Servicing Agent for such shareholder will be authorized pursuant to an applicable agreement with the shareholder to vote the shareholder's outstanding shares in the same proportion as the votes cast by other Fund shareholders represented at the meeting in person or by proxy.

    Certain Funds offer Class A, Class B, Class C, Class M and Select
Class Shares. The classes of shares have several different attributes relating to sales charges and expenses, as described herein and in the Prospectuses. In addition to such differences, expenses borne by each class of a Fund may differ slightly because of the allocation of other class-specific expenses. For example, a higher transfer agency fee may be imposed on Class B shares than on Class A shares. The relative impact of initial sales charges, contingent deferred sales charges, and ongoing annual expenses will depend on the length of time a share is held.

    Selected dealers and financial consultants may receive different levels of compensation for selling one particular class of shares rather than another.

    The business and affairs of the Trust are managed under the general direction and supervision of the Trust's Board of Trustees. The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Shares have no preemptive or conversion rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. Any series or class may be terminated
(i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board of Trustees recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series' or class' outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares or (iii) by the Board of Trustees by written notice to the series' or class' shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

    Stock certificates are issued only upon the written request of a shareholder, subject to the policies of the investor's Shareholder Servicing Agent, but the Trust will not issue a stock certificate with respect to shares that may be redeemed through expedited or automated procedures established by a Shareholder Servicing Agent. No certificates are issued for Class B shares due to their conversion feature. No certificates are issued for Institutional Shares.

    Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust's Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

    The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

    The Board of Trustees has adopted a code of ethics addressing personal securities transactions by investment personnel and access persons and other related matters. The code has been designated to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject to the code are generally permitted to engage in personal securities transactions, subject to certain prohibitions, pre-clearance requirements and blackout periods.

                               PRINCIPAL HOLDERS

    As of January 31, 2002, the following persons owned of record 5% or more of the outstanding Shares of the following classes of the Funds:

                                      NAME AND ADDRESS
FUND AND CLASS OF SHARES               OF SHAREHOLDER               PERCENTAGE HELD
------------------------  ----------------------------------------  ---------------
Short Term Bond Fund II   BALSA & CO REBATE ACCOUNT                        22.48%
Select Class Shares       MUTUAL FUNDS UNIT 16 HCB 340
                          PO BOX 2558
                          HOUSTON TX 77252-2558

                          HAMILL & CO FBO CHASE BANK OF TEXAS              16.86%
                          NA ATTN MUTUAL FUND UNIT 16HCBO9
                          PO BOX 2558
                          HOUSTON TX 77252-2558

                          LIVA & COMPANY                                   13.93%
                          C/O CHASE MANHATTAN BANK
                          REBATE ACCT
                          PO BOX 31412
                          ROCHESTER NY 14603-1412

                                NAME AND ADDRESS
FUND AND CLASS OF SHARES         OF SHAREHOLDER                     PERCENTAGE HELD
------------------------  ----------------------------------------  ---------------
                          PENLIN & CO                                      11.04%
                          C/O THE CHASE MANHATTAN BANK
                          ATTN MUT FDS/T-C PO BOX 31412
                          ROCHESTER NY 14603-1412

                          BALSA & CO                                        6.99%
                          MUTUAL FUNDS UNIT 16 HCB 340
                          PO BOX 2558
                          HOUSTON TX 77252-2558

                          TRULIN & CO                                        5.4%
                          C/O CHASE MANHATTEN BANK
                          ATTN MUTUAL FDS/T-C
                          REBATE ACCOUNT
                          PO BOX 31412
                          ROCHESTER NY 14603-1412

                          FLEET NATIONAL BANK                               5.08%
                          FBO ROCHESTER AREA FOUNDATION
                          ATTN #20845012
                          PO BOX 92800
                          ROCHESTER NY 14692-8900

US Treasury Income Fund   MLPF&S                                            8.93%
Class B Shares            SEC# 97FC3
                          4800 DEER LAKE DRIVE EAST 2ND FLR
                          JACKSONVILLE FL 32246-6484

Strategic Income Fund     MLPF&S FOR THE SOLE BENEFIT OF                   16.40%
Class A Shares            ITS CUSTOMERS
                          ATTN FUND ADMINISTRATION
                          SEC# 97B00
                          4800 DEER LAKE DR E FL 3
                          JACKSONVILLE FL 32246-6484

                          DONALDSON LUFKIN JENRETTE                         8.01%
                          SECURITIES CORP INC
                          PO BOX 2052
                          JERSEY CITY NJ 07303-2052

                          NFSC FBO # C1D-007668                             5.48%
                          SUNBIRD INTERNATIONAL INC
                          1410 BROADWAY
                          NEW YORK NY 10018-5007

Strategic Income Fund     MLPF&S FOR THE SOLE BENEFIT OF                   20.86%
Class B Shares            ITS CUSTOMERS
                          ATTN FUND ADMINISTRATION
                          SEC# 97B00
                          4800 DEER LAKE DR EAST 2ND FL
                          JACKSONVILLE FL 32246-6484

Strategic Income Fund     MLPF&S FOR THE SOLE BENEFIT OF                   49.26%
Class C Shares            ITS CUSTOMERS
                          ATTN FUND ADMINISTRATION
                          SEC# 97B00
                          4800 DEER LAKE DR E FL 3
                          JACKSONVILLE FL 32246-6484

                                NAME AND ADDRESS
FUND AND CLASS OF SHARES         OF SHAREHOLDER                     PERCENTAGE HELD
------------------------  ----------------------------------------  ---------------
                          NFSC FEBO # C1B-511641                           15.91%
                          JIM POON
                          6 WANG FUNG TERRACE 5TH FLR
                          TAI HANG ROAD
                          HONG KONG

                          WEXFORD CLEARING SERVICES                         7.99%
                          CORP FBO VIRGINIA W COSTER
                          TTEE ABRAHAM A COSTER RETIREMENT
                          FD DTD 02/01/1972
                          6713 NORVIEW CT
                          W SPRINGFIELD VA 22152-3055

                          MICRO TRIM INC                                    7.55%
                          3613 W MACARTHUR BLVD STE 604
                          SANTA ANA CA 92704-6846

Strategic Income Fund     CHASE VISTA AUDIT ACCOUNT                          100%
Select Class Shares       C/O DST
                          ATTN: STEVE PEARCE
                          330 W 9TH ST FL 2
                          KANSAS CITY MO 64105-1514

US Treasury Income Fund   JUPITER & CO CUST                                57.73%
Select Class Shares       FBO INVESTORS BANK & TRUST CO
                          PO BOX 9130 FPG90
                          BOSTON MA 02117-9130

                          RETIREMENT PLAN FOR THE EMPLOYEES                22.73%
                          OF LENOX HILL HOSPITAL
                          ATTN THOMAS E POCCIA
                          100 E 77TH ST
                          NEW YORK NY 10021-1850

                          LENOX HILL HOSPITAL ENDOWMENT FD                  6.75%
                          ATTN THOMAS E POCCIA
                          100 E 77TH ST
                          NEW YORK NY 10021-1850

Short Term Bond II Fund   SUMITOMO MITSUI BANKING                          59.95%
Morgan Shares             CORPORATION FOR FORMER SAKURA
                          BANK INVESTMENT PRODUCTS BUSINESS
                          DIVISION
                          1-2 YURAKUCHO 1 CHOME CHIYODA-KU
                          TOKYO 100-0005 JAPAN

                          SUMITOMO MITSUI BANKING                          39.73%
                          CORPORATION FOR FORMER SUMITOMO
                          BANK INVESTMENT PRODUCTS BUSINESS
                          DIVISION
                          3-2 MARUNOUCHI 1-CHOUME
                          CHIYODAKU TOKYO 100-0005 JAPAN

Strategic Income Fund     ANDO SECURITES CO LTD                              100%
Morgan Shares             1-4-1 SHINKAWA CHUO-KU
                          TOKYO 104-0033 JAPAN

                                NAME AND ADDRESS
FUND AND CLASS OF SHARES         OF SHAREHOLDER                     PERCENTAGE HELD
------------------------  ----------------------------------------  ---------------
Short Term Bond Fund II   NFSC FBO                                         30.19%
Class A Shares            A/C C1D012521
                          NEXT WAVE WIRELESS INC
                          3 SKYLINE DRIVE STE 2
                          HAWTHORNE NY 10532-2163

                          MERCURY & CO                                     10.62%
                          C/O INVESTORS BANK & TRUST CO
                          PO BOX 9130 FPG 90
                          BOSTON MA 02117-9130

                          NFSC FBO # CL 7-650595                            8.85%
                          OSI PHARMACEUTICAL INC
                          ATTN ROBERT VAN NOSTRAND CFO
                          106 CHARLES LINDBERGH BLVD
                          UNIONDALE NY 11553-3632

                          LIVA & COMPANY                                    7.22%
                          C/O CHASE MANHATTAN BANK
                          ATTN MUT FDS/T-C
                          PO BOX 31412
                          ROCHESTER NY 14603-1412

                              FINANCIAL STATEMENTS

    The 2001 Annual Report to Shareholders of each Fund, including the reports of independent accountants, financial highlights and financial statements for the fiscal year ended October 31, 2001 (filed on January 7, 2002, accession number 0000912057-02-000373) contained therein, are incorporated herein by reference.

                                  APPENDIX A:

                       DESCRIPTION OF CERTAIN OBLIGATIONS
                    ISSUED OR GUARANTEED BY U.S. GOVERNMENT
                         AGENCIES OR INSTRUMENTALITIES

    FEDERAL FARM CREDIT SYSTEM NOTES AND BONDS--are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. government. These bonds are not guaranteed by the U.S. government.

    MARITIME ADMINISTRATION BONDS--are bonds issued and provided by the Department of Transportation of the U.S. government are guaranteed by the U.S. government.

    FNMA BONDS--are bonds guaranteed by the Federal National Mortgage Association. These bonds are not guaranteed by the U.S. government.

    FHA DEBENTURES--are debentures issued by the Federal Housing Administration of the U.S. government and are guaranteed by the U.S. government.

    FHA INSURED NOTES--are bonds issued by the Farmers Home Administration of the U.S. government and are guaranteed by the U.S. government.

    GNMA CERTIFICATES--are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration and therefore guaranteed by the U.S. government. As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures may result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee. As the prepayment rate of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. The yield which will be earned on GNMA Certificates may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates. Principal which is so prepaid will be reinvested although possibly at a lower rate. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium could result in a loss to a Fund. Due to the large amount of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate. If agency securities are purchased at a premium above principal, the premium is not guaranteed by the issuing agency and a decline in the market value to par may result in a loss of the premium, which may be particularly likely in the event of a prepayment. When and if available, U.S. Government obligations may be purchased at a discount from face value.

    FHLMC CERTIFICATES AND FNMA CERTIFICATES--are mortgage-backed bonds issued by the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, respectively, and are guaranteed by the U.S. government.

    GSA PARTICIPATION CERTIFICATES--are participation certificates issued by the General Services Administration of the U.S. government and are guaranteed by the U.S. government.

    NEW COMMUNITIES DEBENTURES--are debentures issued in accordance with the provisions of Title IV of the Housing and Urban Development Act of 1968, as supplemented and extended by Title VII of the

Housing and Urban Development Act of 1970, the payment of which is guaranteed by the U.S. Government.

    PUBLIC HOUSING BONDS--are bonds issued by public housing and urban renewal agencies in connection with programs administered by the Department of Housing and Urban Development of the U.S. Government, the payment of which is secured by the U.S. Government.

    PENN CENTRAL TRANSPORTATION CERTIFICATES--are certificates issued by Penn Central Transportation and guaranteed by the U.S. Government.

    SBA DEBENTURES--are debentures fully guaranteed as to principal and interest by the Small Business Administration of the U.S. Government.

    WASHINGTON METROPOLITAN AREA TRANSIT AUTHORITY BONDS--are bonds issued by the Washington Metropolitan Area Transit Authority. Some of the bonds issued prior to 1993 are guaranteed by the U.S. Government.

    FHLMC BONDS--are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation. These bonds are not guaranteed by the U.S. Government.

    FEDERAL HOME LOAN BANK NOTES AND BONDS--are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. Government.

    STUDENT LOAN MARKETING ASSOCIATION ("SALLIE MAE") NOTES AND BONDS--are notes and bonds issued by the Student Loan Marketing Association and are not guaranteed by the U.S. Government.

    D.C. ARMORY BOARD BONDS--are bonds issued by the District of Columbia Armory Board and are guaranteed by the U.S. Government.

    EXPORT-IMPORT BANK CERTIFICATES--are certificates of beneficial interest and participation certificates issued and guaranteed by the Export-Import Bank of the U.S. and are guaranteed by the U.S. Government.

    In the case of securities not backed by the "full faith and credit" of the U.S. Government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitments.

    Investments may also be made in obligations of U.S. Government agencies or instrumentalities other than those listed above.

                                  APPENDIX B:

                             DESCRIPTION OF RATINGS

    A description of the rating policies of Moody's, S&P and Fitch with respect to bonds and commercial paper appears below.

MOODY'S INVESTORS SERVICE'S CORPORATE BOND RATINGS

    Aaa--Bonds which are rated "Aaa" are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa--Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A--Bonds which are rated "A" possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa--Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba--Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B--Bonds which are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

    Caa--Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca--Bonds which are rated "Ca" represent obligations which are speculative in high degree.

    Such issues are often in default or have other marked shortcomings.

    C--Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Moody's applies numerical modifiers "1", "2", and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

             STANDARD & POOR'S RATINGS GROUP CORPORATE BOND RATINGS

    AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

    AA--Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and differs from "AAA" issues only in small degree.

    A--Bonds rated "A" have a strong capacity to repay principal and pay interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB--Bonds rated "BBB" are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for higher rated categories.

    BB-B-CCC-CC-C--Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    CI--Bonds rated "CI" are income bonds on which no interest is being paid.

    D--Bonds rated "D" are in default. The "D" category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

    The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE'S COMMERCIAL PAPER RATINGS

    PRIME-1--Issuers (or related supporting institutions) rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

    PRIME-2--Issuers (or related supporting institutions) rated "Prime-2" have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

    PRIME-3--Issuers (or related supporting institutions) rated "Prime-3" have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

    NOT PRIME--Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

            STANDARD & POOR'S RATINGS GROUP COMMERCIAL PAPER RATINGS

    A--S&P commercial paper rating is current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded in several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

    A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

    A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

    A-3--Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

    B--Issues rated "B" are regarded as having only speculative capacity for timely payment.

    C--This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

    D--Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

                               FITCH BOND RATINGS

    AAA--Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

    AA--Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated F-1+ by Fitch.

    A--Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

    BBB--Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

    Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

                            FITCH SHORT-TERM RATINGS

    Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

    The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                   FITCH'S SHORT-TERM RATINGS ARE AS FOLLOWS:

    F-1+--Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

    F-1--Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

    F-2--Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

    F-3--Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near-term adverse changes could cause these securities to be rated below investment grade.

    LOC--The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

    Like higher rated bonds, bonds rated in the Baa or BBB categories are considered to have adequate capacity to pay principal and interest. However, such bonds may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

    After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by a Fund. However, a Fund's investment manager will consider such event in its determination of whether such Fund should continue to hold the security. To the extent the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this Prospectus and in the Statement of Additional Information.

                                 JPMORGAN FUNDS

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION
                                                               FEBRUARY 28, 2002

                               MUTUAL FUND GROUP
                              JPMORGAN FOCUS FUND
                          JPMORGAN H&Q TECHNOLOGY FUND

                   522 FIFTH AVENUE, NEW YORK, NEW YORK 10036

    This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Prospectuses offering shares of the Funds. This Statement of Additional Information should be read in conjunction with the Prospectuses dated
February 28, 2002, offering shares of JPMorgan Focus Fund and JPMorgan H&Q Technology Fund. Any reference to a "Prospectus" in this Statement of Additional Information is a reference to the foregoing Prospectuses. Copies of the Prospectus may be obtained by an investor without charge by contacting J.P. Morgan Fund Distributors, Inc., the Funds' distributor (the "Distributor"), at 1211 Avenue of the Americas, New York, NY 10036.

    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

    For more information about the Funds and financial statements, simply call or write the JPMorgan Funds Service Center at:

Select, Classes A, B and C Shares:             Institutional Shares:

1-800-348-4782                                 1-800-766-7722
JPMorgan Funds Service Center                  JPMorgan Institutional Funds
P.O. Box 219392                                Service Center
Kansas City, MO 64121                          500 Stanton Christiana Road
                                               Newark, Delaware 19713

                                                                 SAI-FFHQMFG-302

TABLE OF CONTENTS                                   PAGE
--------------------------------------------------------
The Funds.........................................    3
Investment Policies and Restrictions..............    3
Performance Information...........................   21
Net Asset Value...................................   26
Purchases, Redemptions and Exchanges..............   27
Distributions: Tax Matters........................   32
Management of the Trust and the Funds.............   37
Independent Accountants...........................   50
Certain Regulatory Matters........................   50
General Information...............................   51
Appendix A--Description of Certain Obligations
  Issued or Guaranteed by U.S. Government Agencies
  or Instrumentalities............................  A-1
Appendix B--Description of Ratings................  B-1

                                   THE FUNDS

    Mutual Fund Group (the "Trust") is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 11, 1987. The Trust presently consists of separate series, including the JPMorgan Focus Fund and JPMorgan H&Q Technology Fund (collectively, the "Funds"). The Funds are non-diversified, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Trustees have authorized the issuance of classes of shares as follows: JPMorgan Focus Fund (Select Class Shares, Class A Shares, Class B Shares and Class C Shares) and H&Q Technology Fund (Class A Shares, Class B Shares and Class C Shares). All classes of the Funds are available currently. The shares of the Funds are collectively referred to in this Statement of Additional Information as the "Shares."

    The Board of Trustees of the Trust provides broad supervision over the affairs of the Trust, including the Funds. J.P. Morgan Fleming Asset Management
(USA) Inc. ("JPMFAM") is the investment adviser for the Funds. JPMorgan Chase Bank ("Morgan") serves as the Trust's administrator (the "Administrator") and supervises the overall administration of the Trust, including the Funds. A majority of the Trustees of the Trust are not affiliated with the investment adviser or sub-advisers.

    Effective February 28, 2001, the following Funds were renamed with the approval of the Board of Trustees of the Trust:

NEW NAME                                            FORMER NAME
--------                                            -----------
JPMorgan Focus Fund (Focus Fund)                    Chase Vista Focus Fund
JPMorgan H&Q Technology Fund                        Chase Vista H&Q Technology Fund
  (H&Q Technology Fund)

                      INVESTMENT POLICIES AND RESTRICTIONS

                              INVESTMENT POLICIES

    The Prospectuses set forth the various investment policies applicable to each Fund. The following information supplements and should be read in conjunction with the related sections of each Prospectus.

    U.S. GOVERNMENT SECURITIES. U.S. government securities include (1) U.S. Treasury obligations, which generally differ only in their interest rates, maturities and times of issuance, including U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow any amount listed to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. government to purchase certain obligations of the U.S. government agency or instrumentality or (d) the credit of the agency or instrumentality. Agencies and instrumentalities of the U.S. government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. government. Certain U.S. government securities, including U.S. Treasury bills, notes and bonds, Government National Mortgage Association certificates and Federal Housing Administration debentures, are supported by the full faith and credit of the United States. Other U.S. government securities are issued or guaranteed by federal agencies or government sponsored enterprises and are not supported by the full faith and credit of the United States. These securities include obligations that are supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Banks, and obligations that are supported by the creditworthiness of the particular instrumentality, such as obligations of the Federal National Mortgage Association or Federal Home Loan Mortgage Corporation. Agencies and instrumentalities issuing such obligations include the Farm Credit System Financial Assistance Corporation, the Federal Financing Bank, The General Services Administration, Federal Home Loan Banks, the Tennessee Valley Authority and the Student Loan Marketing

Association. For a description of certain obligations issued or guaranteed by U.S. government agencies and instrumentalities, see Appendix A.

    In addition, certain U.S. government agencies and instrumentalities issue specialized types of securities, such as guaranteed notes of the Small Business Administration, Federal Aviation Administration, Department of Defense, Bureau of Indian Affairs and Private Export Funding Corporation, which often provide higher yields than are available from the more common types of government-backed instruments. However, such specialized instruments may only be available from a few sources, in limited amounts, or only in very large denominations; they may also require specialized capability in portfolio servicing and in legal matters related to government guarantees. While they may frequently offer attractive yields, the limited-activity markets of many of these securities means that, if a Fund were required to liquidate any of them, it might not be able to do so advantageously; accordingly, each Fund investing in such securities intends normally to hold such securities to maturity or pursuant to repurchase agreements, and would treat such securities (including repurchase agreements maturing in more than seven days) as illiquid for purposes of its limitation on investment in illiquid securities.

    BANK OBLIGATIONS. Investments in bank obligations are limited to those of U.S. banks (including their foreign branches) which have total assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings and Loan Insurance Fund of the Federal Deposit Insurance Corporation, and foreign banks (including their U.S. branches) having total assets in excess of $1 billion (or the equivalent in other currencies), and such other U.S. and foreign commercial banks which are judged by the advisers to meet comparable credit standing criteria.

    Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of United States banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

    Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Investors should also be aware that securities of foreign banks and foreign branches of United States banks may involve foreign investment risks in addition to those relating to domestic bank obligations. These investment risks may involve, among other considerations, risks relating to future political and economic developments, more limited liquidity of foreign obligations than comparable domestic obligations, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls or other restrictions. There also may be less publicly available information concerning foreign issuers, difficulties in obtaining or enforcing a judgment against a foreign issuer (including branches) and differences in accounting, auditing and financial reporting standards and practices from those applicable to U.S. issuers. In addition, foreign banks are also not subject to regulations comparable to U.S. banking regulations. Certain national policies may also impede the investment opportunities of the Funds in other ways, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

    FOREIGN SECURITIES. For purposes of a Fund's investment policies, an issuer of a security may be deemed to be located in a particular country if (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50 percent of its revenue or profits from such country or has at least 50 percent of its assets situated in such country.

    DEPOSITARY RECEIPTS. Each Fund may invest its assets in securities of multinational companies in the form of American Depositary Receipts or other similar securities representing securities of foreign issuers, such as European Depositary Receipts, Global Depositary Receipts and other similar securities representing securities of foreign issuers (collectively, "Depositary Receipts"). The Funds treat Depositary Receipts as interests in the underlying securities for purposes of their investment policies. Unsponsored Depositary Receipts may not carry comparable voting rights to sponsored Depositary Receipts, and a purchaser of unsponsored Depositary Receipts may not receive as much information about the issuer of the underlying securities as with a sponsored Depositary Receipt.

    SUPRANATIONAL OBLIGATIONS. The Funds may invest in supranational obligations. Supranational organizations include organizations such as The World Bank, which was chartered to finance development projects in developing member countries; the European Union, which is a fifteen-nation organization engaged in cooperative economic activities; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations of the Asian and Pacific regions.

    COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

    MONEY MARKET INSTRUMENTS. Each Fund may invest in cash or high-quality, short-term money market instruments. These may include U.S. government securities, commercial paper of domestic and foreign issuers and obligations of domestic and foreign banks. Investments in foreign money market instruments may involve certain risks associated with foreign investment.

    CORPORATE REORGANIZATIONS. In general securities that are subject to a tender or exchange offer or proposal to sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. The increased market price of these securities may also discount what the stated or appraised value of the security would be if the contemplated action were approved or consummated. These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the advisers that must apprise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress. Investments in reorganization securities may tend to increase the turnover ratio of a Fund and increase its brokerage and other transaction expenses.

    EQUITY SECURITIES. The Equity Securities in which the Funds may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.

    Preferred stock are securities that represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the corporation's earnings or assets.

    The convertible securities in which the Funds may invest include any debt securities or preferred stock, which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

    The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

    LOAN PARTICIPATIONS. The Funds may invest in participations in fixed and floating rate loans arranged through private negotiations between a borrower and one or more financial institutions. The Funds may have difficulty disposing of participations because to do so it will have to assign such securities to a third party. Because there is no established secondary market for such securities, the Funds anticipate that such securities could be sold only to a limited number of institutional investors. The lack of an established secondary market may have an adverse impact on the value of such securities and the Funds' ability to dispose of particular assignments or participations when necessary to meet the Funds' liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. When investing in a participation, the Funds will typically have the right to receive payments only from the lender, and not from the borrower itself, to the extent the lender receives payments from the borrower. Accordingly, the Funds may be subject to the credit risk of both the borrower and the lender. The lack of an established secondary market for assignments and participations also may make it more difficult for the Funds to assign a value to these securities for purposes of valuing the Funds' portfolio and calculating its net asset value. The Funds will not invest more than 15% of the value of their net assets in participations and assignments that are illiquid, and in other illiquid securities.

    BRADY BONDS. The Funds may invest in Brady Bonds. The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds, called Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Brady Bonds issued to date generally have maturities of between 15 and 30 years from the date of issuance. The Funds may invest in Brady Bonds of countries that have been issued to date, as well as those which may be issued in the future.

    Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the Funds will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). The Funds may purchase Brady Bonds with no or limited collateralization and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

    REPURCHASE AGREEMENTS. A Fund will enter into repurchase agreements with brokers, dealers or banks that meet the Adviser's credit guidelines, and only if fully collateralized by securities in which such Fund is permitted to invest. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase the instrument and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This procedure results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. All repurchase agreements entered into by a Fund will be fully collateralized at all times during the period of the agreement in that the value of the underlying security will be at least equal to 100% of the amount of the loan, including the accrued interest thereon, and the Fund or its custodian or sub-custodian will have possession of the collateral. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been conclusively established. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by a Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by a Fund. Repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by a Fund. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds' restrictions on purchases of illiquid securities. Repurchase agreements are also subject to the risks described below with respect to stand-by commitments.

    REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve sales of portfolio securities of a Fund to member banks of the Federal Reserve System or securities dealers believed creditworthy. Concurrently, a Fund agrees to repurchase the same securities at a later date at a fixed price which is generally equal to the original sales price plus interest. A Fund retains record ownership and the right to receive interest and principal payments on the portfolio security involved.

    FORWARD COMMITMENTS. In order to invest a Fund's assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. Although short-term investments will normally be in tax-exempt securities or Municipal Obligations, short-term taxable securities or obligations may be purchased if suitable short-term tax-exempt securities or Municipal Obligations are not available. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission concerning such purchases. Since that policy currently recommends that an amount of the respective Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a separate account of such Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of such Fund's commitments will be established at such Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the respective Fund.

    Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund's portfolio are subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from federal, state or local taxation.

    To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.

    INVESTMENT GRADE DEBT SECURITIES. Each Fund may invest in investment grade debt securities. Investment grade debt securities are securities that are rated in the categories BBB or higher by Standard & Poor's Corporation ("S&P"), Baa or higher by Moody's Investors Service, Inc. ("Moody's"), rated at an equivalent level by another national rating organization or, if unrated, determined by the adviser to be of comparable quality.

    INDEXED INVESTMENTS. The Funds may invest in instruments which are indexed to certain specific foreign currency exchange rates. The terms of such instruments may provide that their principal amounts or just their coupon interest rates are adjusted upwards or downwards (but not below zero) at maturity or on established coupon payment dates to reflect changes in the exchange rate between two or more currencies while the obligation is outstanding. Such indexed investments entail the risk of loss of principal and/or interest payments from currency movements in addition to principal risk, but offer the potential for realizing gains as a result of changes in foreign currency exchange rates.

    WARRANTS AND RIGHTS. Warrants basically are options to purchase equity securities at a specified price for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuer to shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

    SECURITIES LOANS. To the extent specified in the Prospectus, each Fund is permitted to lend its securities to broker-dealers and other institutional investors in order to generate additional income. Such loans of portfolio securities may not exceed 33 1/3% of the value of a Fund's total assets. In connection with such loans, a Fund will receive collateral consisting of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by financial institutions. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value plus accrued interest of the securities loaned. A Fund can increase its income through the investment of such collateral. A Fund continues to be entitled to the interest payable or any dividend-equivalent payments received on a loaned security, and, in addition, to receive interest on the amount of the loan. However, the receipt of any dividend-equivalent payments by a Fund on a loaned security from the borrower will not qualify for the dividends-received deduction. Such loans will be terminable at any time upon specified notice. A Fund might experience risk of loss if the institutions with which it has engaged in portfolio loan transactions breach their agreements with such Fund. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower experience financial difficulty. Loans will be made only to firms deemed by the advisers to be of good standing and will not be made unless, in the judgment of the advisers, the considerations to be earned from such loans justifies the risk.

    INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by the Funds to the extent permitted under the 1940 Act. These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of a Fund's total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

    The Securities and Exchange Commission ("SEC") has granted the Funds an exemptive order permitting each Fund to invest its uninvested cash in any affiliated money market funds. The order sets the following conditions: (1) a Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its advisory fee from the Fund in an amount sufficient to offset any doubling up of investment advisory, administrative and shareholder servicing fees.

    ILLIQUID SECURITIES. For purposes of its limitation on investments in illiquid securities, each Fund may elect to treat as liquid, in accordance with procedures established by the Board of Trustees, certain investments in restricted securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") and commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale of Section 4(2) paper by the purchaser must be in an exempt transaction.

    One effect of Rule 144A and Section 4(2) is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities or Section 4(2) paper will develop or be maintained. The Trustees have adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A and Section 4(2) paper are liquid or illiquid for purposes of the limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Trustees have delegated to the advisers the determination as to whether a particular instrument is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security.

    STAND-BY COMMITMENTS. When a Fund purchases securities it may also acquire stand-by commitments with respect to such securities. Under a stand-by commitment, a bank, broker-dealer or other financial institution agrees to purchase at a Fund's option a specified security at a specified price.

    The stand-by commitments that may be entered into by the Funds are subject to certain risks, which include the ability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by a Fund, and that the maturity of the underlying security will generally be different from that of the commitment.

    FLOATING AND VARIABLE RATE SECURITIES; PARTICIPATION CERTIFICATES. Floating and variable rate demand instruments permit the holder to demand payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. Investments by the Funds in floating or variable rate securities normally will involve industrial development or revenue bonds that provide for a periodic adjustment in the interest rate paid on the obligation and may, but need not, permit the holder to demand payment as described above. While there is usually no established secondary market for issues of these types of securities, the dealer that sells an issue of such security frequently will also offer to repurchase the securities at any time at a repurchase price which varies and may be more or less than the amount the holder paid for them.

    The terms of these types of securities provide that interest rates are adjustable at intervals ranging from daily to up to six months and the adjustments are based upon the prime rate of a bank or other short-term rates, such as Treasury Bills or LIBOR (London Interbank Offered Rate), as provided in the respective instruments. The Funds will decide which floating or variable rate securities to purchase in accordance with procedures prescribed by Board of Trustees of the Trust in order to minimize credit risks.

    The securities in which the Funds may be invested include participation certificates, issued by a bank, insurance company or other financial institution, in securities owned by such institutions or affiliated organizations ("Participation Certificates"). A Participation Certificate gives a Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security and generally provides the demand feature described below. Each Participation Certificate is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation) or insurance policy of an insurance company that the Board of Trustees of the Trust has determined meets the prescribed quality standards for a particular Fund.

    A Fund may have the right to sell the Participation Certificate back to the institution and draw on the letter of credit or insurance on demand after the prescribed notice period, for all or any part of the full principal amount of the Fund's participation interest in the security, plus accrued interest. The institutions issuing the Participation Certificates would retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the Participation Certificates were purchased by a Fund. The total fees would generally range from 5% to 15% of the applicable prime rate or other short-term rate index. With respect to insurance, a Fund will attempt to have the issuer of the Participation Certificate bear the cost of any such insurance, although the Funds retain the option to purchase insurance if deemed appropriate. Obligations that have a demand feature permitting a Fund to tender the obligation to a foreign bank may involve certain risks associated with foreign investment. A Fund's ability to receive payment in such circumstances under the demand feature from such foreign banks may involve certain risks such as future political and economic developments, the possible establishments of laws or restrictions that might adversely affect the payment of the bank's obligations under the demand feature and the difficulty of obtaining or enforcing a judgment against the bank.

    The Adviser has been instructed by the Board of Trustees to monitor on an ongoing basis the pricing, quality and liquidity of the floating and variable rate securities held by the Funds, including Participation Certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Funds may subscribe. Although these instruments may be sold by a Fund, it is intended that they be held until maturity. Participation Certificates will only be purchased by a Fund if, in the opinion of counsel to the issuer, interest income on such instruments will be tax-exempt when distributed as dividends to shareholders of such Fund.

    Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have seen wide fluctuations in interest rates, particularly "prime rates" charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the floating or variable rate nature of the underlying floating or variable rate securities should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed rate securities. A Fund's portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such floating or variable rate securities may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the floating or variable rate securities is made in relation to movements of the applicable banks' "prime rates" or other short-term rate adjustment indices, the floating or variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

    The maturity of variable rate securities is deemed to be the longer of (i) the notice period required before a Fund is entitled to receive payment of the principal amount of the security upon demand or (ii) the period remaining until the security's next interest rate adjustment. If variable rate securities are not redeemed through the demand feature, they mature on a specified date which may range up to thirty years from the date of issuance.

    ZERO COUPON AND STRIPPED OBLIGATIONS. The principal and interest components of United States Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the United States Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of United States Treasury bills with comparable maturities.

    Zero coupon obligations are sold at a substantial discount from their value at maturity and, when held to maturity, their entire return, which consists of the amortization of discount, comes from the difference between their purchase price and maturity value. Because interest on a zero coupon obligation is not distributed on a current basis, the obligation tends to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying securities with similar maturities. The value of zero coupon obligations appreciates more than such ordinary interest-paying securities during periods of declining interest rates and depreciates more than such ordinary interest-paying securities during periods of rising interest rates. Under the stripped bond rules of the Internal Revenue Code of 1986, as amended, investments in zero coupon obligations will result in the accrual of interest income on such investments in advance of the receipt of the cash corresponding to such income.

    Zero coupon securities may be created when a dealer deposits a U.S. Treasury or federal agency security with a custodian and then sells the coupon payments and principal payment that will be generated by this security separately. Proprietary receipts, such as Certificates of Accrual on Treasury Securities, Treasury Investment Growth Receipts and generic Treasury Receipts, are examples of stripped U.S. Treasury securities separated into their component parts through such custodial arrangements.

       ADDITIONAL POLICIES REGARDING DERIVATIVE AND RELATED TRANSACTIONS

    INTRODUCTION. As explained more fully below, the Funds may employ derivative and related instruments as tools in the management of portfolio assets. Put briefly, a "derivative" instrument may be considered a security or other instrument which derives its value from the value or performance of other instruments or assets, interest or currency exchange rates, or indexes. For instance, derivatives include futures, options, forward contracts, structured notes and various other over-the-counter instruments.

    Like other investment tools or techniques, the impact of using derivatives strategies or similar instruments depends to a great extent on how they are used. Derivatives are generally used by portfolio managers in three ways: First, to reduce risk by hedging (offsetting) an investment position. Second, to substitute for another security particularly where it is quicker, easier and less expensive to invest in derivatives. Finally, to speculate or enhance portfolio performance. When used prudently, derivatives can offer several benefits, including easier and more effective hedging, lower transaction costs, quicker investment and more profitable use of portfolio assets. However, derivatives also have the potential to significantly magnify risks, thereby leading to potentially greater losses for a Fund.

    Each Fund may invest its assets in derivative and related instruments subject only to the Fund's investment objective and policies and the requirement that the Fund maintain segregated accounts consisting of liquid assets, such as cash, U.S. government securities, or other high-grade debt obligations (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under such instruments with respect to positions where there is no underlying portfolio asset so as to avoid leveraging the Fund.

    The value of some derivative or similar instruments in which the Funds invest may be particularly sensitive to changes in prevailing interest rates or other economic factors, and--like other investments of the Funds--the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the advisers to forecast interest rates and other economic factors correctly. If the advisers accurately forecast such factors and have taken positions in derivative or similar instruments contrary to prevailing market trends, the Funds could be exposed to the risk of a loss. The Funds might not employ any or all of the strategies described herein, and no assurance can be given that any strategy used will succeed.

    Set forth below is an explanation of the various derivatives strategies and related instruments the Funds may employ along with risks or special attributes associated with them. This discussion is intended to supplement the Funds' current prospectuses as well as provide useful information to prospective investors.

    RISK FACTORS. As explained more fully below and in the discussions of particular strategies or instruments, there are a number of risks associated with the use of derivatives and related instruments. There can be no guarantee that there will be a correlation between price movements in a hedging vehicle and in the portfolio assets being hedged. An incorrect correlation could result in a loss on both the hedged assets in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. The advisers may accurately forecast interest rates, market values or other economic factors in utilizing a derivatives strategy. In such a case, the Fund may have been in a better position had it not entered into such strategy. Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. In other words, hedging usually limits both potential losses as well as potential gains. Strategies not involving hedging may increase the risk to a Fund. Certain strategies, such as yield enhancement, can have speculative characteristics and may result in more risk to a Fund than hedging strategies using the same instruments. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out an option, futures contract or other derivative or related position. Many exchanges and boards of trade limit the amount of fluctuation permitted in option or futures contract prices during a single day; once the daily limit has been reached on particular contract, no trades may be made that day at a price beyond that limit. In addition, certain instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Finally, over-the-counter instruments typically do not have a liquid market. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position. Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in these markets. In certain instances, particularly those involving over-the-counter transactions, forward contracts there is a greater potential that a counterparty or broker may default or be unable to perform on its commitments. In the event of such a default, a Fund may experience a loss.

    SPECIFIC USES AND STRATEGIES. Set forth below are explanations various strategies involving derivatives and related instruments which may be used by the Funds.

    OPTIONS ON SECURITIES AND SECURITIES INDEXES. The Funds may purchase, sell or exercise call and put options on (i) securities, (ii) securities indices, and
(iii) debt instruments.

    Although in most cases these options will be exchange-traded, the Funds may also purchase, sell or exercise over-the-counter options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller. As such, over-the-counter options generally have much less market liquidity and carry the risk of default or nonperformance by the other party.

    One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. One purpose of purchasing call options is to protect against substantial increases in prices of securities a Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may also use combinations of options to minimize costs, gain exposure to markets or take advantage of price disparities or market movements. For example, a Fund may sell put or call options it has previously purchased or purchase put or call options it has previously sold. These transactions may result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a call or put option in order to earn the related premium from such transactions. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of a similar option.

    In addition to the general risk factors noted above, the purchase and writing of options involve certain special risks. During the option period, a fund writing a covered call (i.e., where the underlying securities are held by the fund) has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. The Funds will not write uncovered options.

    If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, such Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds may purchase or sell (i) interest-rate futures contracts, (ii) futures contracts on specified instruments or indices, and (iii) options on these futures contracts ("futures options").

    The futures contracts and futures options may be based on various instruments or indices in which the Funds may invest such as foreign currencies, certificates of deposit, Eurodollar time deposits, securities indices and economic indices (such as the Consumer Price Indices compiled by the U.S. Department of Labor).

    Futures contracts and futures options may be used to hedge portfolio positions and transactions as well as to gain exposure to markets. For example, a Fund may sell a futures contract--or buy a futures option--to protect against a decline in value, or reduce the duration, of portfolio holdings. Likewise, these instruments may be used where a Fund intends to acquire an instrument or enter into a position. For example, a Fund may purchase a futures contract--or buy a futures option--to gain immediate exposure in a market or otherwise offset increases in the purchase price of securities or currencies to be acquired in the future. Futures options may also be written to earn the related premiums.

    When writing or purchasing options, the Funds may simultaneously enter into other transactions involving futures contracts or futures options in order to minimize costs, gain exposure to markets, or take advantage of price disparities or market movements. Such strategies may entail additional risks in certain instances. Funds may engage in cross-hedging by purchasing or selling futures or options on a security different from the security position being hedged to take advantage of relationships between the two securities.

    Investments in futures contracts and options thereon involve risks similar to those associated with options transactions discussed above. The Funds will only enter into futures contracts or options on futures contracts which are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system.

    FORWARD CONTRACTS. A Fund may also use forward contracts to hedge against changes in interest-rates, increase exposure to a market or otherwise take advantage of such changes. An interest-rate forward contract involves the obligation to purchase or sell a specific debt instrument at a fixed price at a future date.

    INTEREST RATE AND CURRENCY TRANSACTIONS. A Fund may employ currency and interest rate management techniques, including transactions in options (including yield curve options), futures, options on futures, forward foreign currency exchange contracts, currency options and futures and currency and interest rate swaps. The aggregate amount of a Fund's net currency exposure will not exceed the total net asset value of its portfolio. However, to the extent that a Fund is fully invested while also maintaining currency positions, it may be exposed to greater combined risk.

    The Funds will only enter into interest rate and currency swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and currency swaps do not involve the delivery of securities, the underlying currency, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and currency swaps is limited to the net amount of interest or currency payments that a Fund is contractually obligated to make. If the other party to an interest rate or currency swap defaults, a Fund's risk of loss consists of the net amount of interest or currency payments that the Fund is contractually entitled to receive. Since interest rate and currency swaps are individually negotiated, the Funds expect to achieve an acceptable degree of correlation between their portfolio investments and their interest rate or currency swap positions.

    A Fund may hold foreign currency received in connection with investments in foreign securities when it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.

    A Fund may purchase or sell without limitation as to a percentage of its assets forward foreign currency exchange contracts when the advisers anticipate that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held by such Fund. In addition, a Fund may enter into forward foreign currency exchange contracts in order to protect against adverse changes in future foreign currency exchange rates. A Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if its advisers believe that there is a pattern of correlation between the two currencies. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Fund's foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

    The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into foreign currency forward contracts at attractive prices, and this will limit a Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time a poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

    A Fund may enter into interest rate and currency swaps to the maximum allowed limits under applicable law. A Fund will typically use interest rate swaps to shorten the effective duration of its portfolio. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies.

    STRUCTURED PRODUCTS. The Funds may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund may invest in structured products which represent derived investment positions based on relationships among different markets or asset classes.

    The Funds may also invest in other types of structured products, including, among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent or by reference to another security) (the "reference rate"). As an example, inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When a Fund invests in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such underlying security. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which the Fund anticipates it will invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. A Fund is permitted to invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Fund's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of a Fund's fundamental investment limitation related to borrowing and leverage.

    Certain issuers of structured products may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Fund's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which the Income Funds invest may be deemed illiquid and subject to their limitation on illiquid investments.

    Investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. In addition, because structured products are typically sold in private placement transactions, there currently is no active trading market for structured products.

    ADDITIONAL RESTRICTIONS ON THE USE OF FUTURES AND OPTION CONTRACTS. Neither of the Funds is a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC) and futures contracts and futures options will be purchased, sold or entered into only for bona fide hedging purposes, provided that a Fund may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Fund's portfolio, provided, further, that, in the case of an option that is in-the-money, the in-the-money amount may be excluded in calculating the 5% limitation.

    When a Fund purchases a futures contract, an amount of cash or liquid securities will be deposited in a segregated account with such Fund's custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

    The Funds' ability to engage in the transactions described herein may be limited by the current federal income tax requirement that a Fund derive less than 30% of its gross income from the sale or other disposition of securities held for less than three months.

    In addition to the foregoing requirements, the Board of Trustees has adopted an additional restriction on the use of futures contracts and options thereon, requiring that the aggregate market value of the futures contracts held by a Fund not exceed 50% of the market value of its total assets. Neither this restriction nor any policy with respect to the above-referenced restrictions, would be changed by the

Board of Trustees without considering the policies and concerns of the various federal and state regulatory agencies.

                            INVESTMENT RESTRICTIONS

    The Funds have adopted the following investment restrictions, which may not be changed without approval by a "majority of the outstanding shares" of a Fund. As used in this Statement of Additional Information, a "majority" means the vote of the lesser of (i) 67% or more of the shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of a Fund.

    Each Fund:

        (1) may not borrow money, except that each Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33 1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Any borrowings representing more than 5% of a Fund's total assets must be repaid before the Fund may make additional investments;

        (2) may make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

        (3) may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, with respect to a Fund's permissible futures and options transactions in U.S. government securities, positions in options and futures shall not be subject to this restriction;

        (4) may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent a Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

        (5) may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

        (6) may not issue any senior security (as defined in the 1940 Act), except that (a) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to a Fund's permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security; or

        (7) may not underwrite securities issued by other persons except insofar as a Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in selling a portfolio security.

    In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, a Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund. For purposes of investment restriction (5) above, real estate includes Real Estate Limited Partnerships. For purposes of investment restriction (3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

    In addition, each Fund is subject to the following nonfundamental investment restrictions which may be changed without shareholder approval:

        (1) Each Fund may not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of any issuer.

        (2) Each Fund may not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund. The Funds have no current intention of making short sales against the box.

        (3) Each Fund may not purchase or sell interests in oil, gas or mineral leases.

        (4) Each Fund may not invest more than 15% of its net assets in illiquid securities.

        (5) Each Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

        (6) Each Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.

    For purposes of the Funds' investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

    If a percentage or rating restriction on investment or use of assets set forth herein or in a Prospectus is adhered to at the time, later changes in percentage or ratings resulting from any cause other than actions by a Fund will not be considered a violation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                             SPECIAL CONSIDERATIONS

    INTERNATIONAL INVESTING. Investment in the securities of international countries may entail risks relating to restrictions on foreign investment and on repatriation of capital invested as well as risks relating to economic conditions of the region.

    The securities markets of many international countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, the Fund's investment portfolio may experience greater price volatility and significantly lower liquidity than a portfolio invested in equity securities of U.S. companies. These markets may be subject to a greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the U.S. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

    Foreign investment in the securities markets of certain international countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Fund, As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from certain of the countries is controlled under regulations, including in some case the need for certain advance government notification or authority. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation.

    The economies of individual international countries may differ favorably or unfavorably from the U.S economy in such respects as growth of gross domestic product or gross national product, as the case may be, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In addition, securities traded in certain emerging international securities trading markets may be subject to risks due to inexperience of financial intermediaries, the lack of modern technology, the lack of sufficient capital base to expand business operations and the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices for securities in such markets.

    LOWER RATED SECURITIES. Each Fund is permitted to invest in non-investment grade securities. Such securities, though higher yielding, are characterized by risk. Each Fund may invest in debt securities rated as low as Baa by Moody's or BBB by S&P or, if not rated, are determined to be of comparable quality. Lower rated securities are securities such as those rated Ba by Moody's or BB by S&P or as low as the lowest rating assigned by Moody's or S&P. They generally are not meant for short-term investing and may be subject to certain risks with respect to the issuing entity and to greater market fluctuation than certain lower yielding, higher rated fixed income securities. Obligations rated Ba by Moody's are judged to have speculative elements; their future cannot be considered well assured and often the protection of interest and principal payments may be very moderate. Obligations rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Obligations rated C by Moody's are regarded as having extremely poor prospects of ever attaining any real investment standing. Obligations rated D by S&P are in default and the payment of interest and/or repayments of principal is in arrears. Such obligations, though high yielding, are characterized by great risk. See "Appendix B" herein for a general description of Moody's and S&P ratings.

    The ratings of Moody's and S&P represent their opinions as to the quality of the securities which they undertake to rate. The ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market risk of these securities. Therefore, although these ratings may be an initial criterion for selection of portfolio investments, the Investment Adviser will also evaluate these securities and the ability of the issuers of such securities to pay interest and principal. Each Fund will rely on the Investment Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Investment Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The Fund's ability to achieve its investment objective may be more dependent on the Investment Adviser's credit analysis than might be the case for funds that invested in higher rated securities. Once the rating of a security in the Fund's or Portfolio's portfolio has been changed, the Investment Adviser will consider all circumstances deemed relevant in determining whether the Fund or Portfolio should continue to hold the security.

    The market price and yield of debt securities rated Ba or lower by Moody's and BB or lower by S&P are more volatile that those of higher rated securities. Factors adversely affecting the market price and yield of these securities will adversely affect a Fund's net asset value. It is likely that any economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence for default for such securities.

    The market values of certain lower rated debt securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher rated securities. Companies that issue such securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

    Because there is no established retail secondary market for many of these securities, the Investment Adviser anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and a Fund's ability to dispose of particular issues when necessary to meet that Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing that Fund's portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

    A Fund may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Funds have no arrangement with any persons concerning the acquisition of such securities, and the Investment Adviser will review carefully the credit and other characteristics pertinent to such new issues.

    Each Fund may invest in lower rated zero coupon securities and pay-in-kind bonds (bonds which pay interest through the issuance of additional bonds), which involve special considerations. These securities may be subject to greater fluctuations in value due to changes in interest rates that interest-bearing securities. These securities carry an additional risk in that, unlike bonds which may interest throughout the period to maturity, the Funds will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Funds may obtain no return at all on their investment. See "Distributions: Tax Matters."

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

    Specific decisions to purchase or sell securities for a Fund are made by a portfolio manager who is an employee of the adviser or sub-adviser to such Fund and who is appointed and supervised by senior officers of such adviser or sub-adviser. Changes in the Funds' investments are reviewed by the Board of Trustees. The Funds' portfolio managers may serve other clients of the adviser in a similar capacity. Money market instruments are generally purchased in principal transactions.

    The frequency of a Fund's portfolio transactions--the portfolio turnover rate--will vary from year to year depending upon market conditions. Because a high turnover rate may increase transaction costs and the possibility of taxable short-term gains, the advisers will weigh the added costs of short-term investment against anticipated gains. Each Fund will engage in portfolio trading if its advisers believe a transaction, net of costs (including custodian charges), will help it achieve its investment objective.

    The Funds' portfolio turnover rates for the two most recent fiscal years were as follows:

                                           YEAR ENDED
                                          OCTOBER 31,
                                          ------------
                                          2000   2001
                                          -----  -----
Focus Fund                                124%   147%
H&Q Technology Fund                         0%    69%

    Under the advisory agreement and the sub-advisory agreements, the adviser and sub-advisers shall use their best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Funds. In assessing the best overall terms available for any transaction, the adviser and sub-advisers consider all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the adviser or sub-advisers, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis. The adviser and sub-advisers are not required to obtain the lowest commission or the best net price for any Fund on any particular transaction, and are not required to execute any order in a fashion either preferential to any Fund relative to other accounts they manage or otherwise materially adverse to such other accounts.

    Debt securities are traded principally in the over-the-counter market through dealers acting on their own account and not as brokers. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the adviser or sub-adviser to a Fund normally seeks to deal directly with the primary market makers unless, in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the adviser or sub-adviser on the tender of a Fund's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Funds by the adviser and sub-advisers. At present, no other recapture arrangements are in effect.

    Under the advisory and sub-advisory agreements and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the adviser or sub-advisers may cause the Funds to pay a broker-dealer which provides brokerage and research services to the adviser or sub-advisers, the Funds and/or other accounts for which they exercise investment discretion an amount of commission for effecting a securities transaction for the Funds in excess of the amount other broker-dealers would have charged for the transaction if they determine in good faith that the total commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either that particular transaction or their overall responsibilities to accounts over which they exercise investment discretion. Not all of such services are useful or of value in advising the Funds. The adviser and sub-advisers report to the Board of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

    The management fees that the Funds pay to the adviser will not be reduced as a consequence of the adviser's or sub-advisers' receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services would be useful and of value to the adviser or sub-advisers in serving one or more of their other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the adviser and sub-advisers in carrying out their obligations to the Funds. While such services are not expected to reduce the expenses of the adviser or sub-advisers, they would, through use of the services, avoid the additional expenses that would be incurred if they should attempt to develop comparable information through their own staff.

    In certain instances, there may be securities that are suitable for one or more of the Funds as well as one or more of the adviser's or sub-advisers' other clients. Investment decisions for the Funds and for other clients are made with a view to achieving their respective investment objectives. It may develop that the same investment decision is made for more than one client or that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. In executing portfolio transactions for a Fund, the adviser or sub-advisers may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other Funds or their other clients if, in the adviser's or sub-advisers' reasonable judgment, such aggregation (i) will result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements, and (ii) is not inconsistent with the policies set forth in the Trust's registration statement and the Fund's Prospectus and Statement of Additional Information. In such event, the adviser or a sub-adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in an equitable manner, consistent with its fiduciary obligations to the Fund and such other clients. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. However, it is believed that the ability of the Funds to participate in volume transactions will generally produce better executions for the Funds.

    The Funds paid brokerage commissions as detailed below:

                                             YEAR-ENDED
                                             OCTOBER 31,
                                     ---------------------------
                                       1999      2000     2001
                                     --------  --------  -------
Focus Fund                           $192,313  $ 76,782  $93,164
H&Q Technology Fund                       N/A         0    1,463

    No portfolio transactions are executed with the advisers or a Shareholder Servicing Agent, or with any affiliate of the advisers or a Shareholder Servicing Agent, acting either as principal or as broker.

                            PERFORMANCE INFORMATION

    From time to time, a Fund may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. Because such performance information is based on past investment results, it should not be considered as an indication or representation of the performance of a Fund in the future. From time to time, the performance and yield of a Fund may be quoted and compared to those of other mutual funds with similar investment objectives, unmanaged investment accounts, including savings accounts, or other similar products and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Fund may be compared to data prepared by Lipper Analytical Services, Inc. or Morningstar Mutual Funds on Disc, widely recognized independent services which monitor the performance of mutual funds. Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing the performance and yield of a Fund. A Fund's performance may be compared with indices such as the Lehman Brothers Government/Credit Index, the Lehman Brothers Government Bond Index, the Lehman Government Bond 1-3 Year Index and the Lehman Aggregate Bond Index; the S&P 500 Index, the Dow Jones Industrial Average, the Morgan Stanley Capital International Europe Index or any other commonly quoted index of common stock prices; and the Russell 2000 Index and the NASDAQ Composite Index. Additionally, a Fund may, with proper authorization, reprint articles written about such Fund and provide them to prospective shareholders.

    A Fund may provide period and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. One-, five-, and ten-year periods will be shown, unless the Fund has been in existence for a shorter-period.

    Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yields and the net asset values of shares of a Fund will vary based on market conditions, the current market value of the securities held by a Fund and changes in the Fund's expenses. The advisers, the

Administrator, the Distributor and other service providers may waive a portion of their fees. In addition, the Distributor may assume a portion of a Fund's operating expenses on a month-to-month basis. These actions would have the effect of increasing the net income (and therefore the yield and total rate of return) of shares of a Fund during the period such waivers are in effect. These factors and possible differences in the methods used to calculate the yields and total rates of return should be considered when comparing the yields or total rates of return of shares of a Fund to yields and total rates of return published for other investment companies and other investment vehicles.

    Each Fund presents performance information for each class there of since the commencement of operations of that Fund (or the related predecessor fund, as described below), rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of the Fund (or predecessor fund) is therefore based on the performance history of a predecessor class or classes. Performance information is restated to reflect the current maximum front-end sales charge (in the case of Class A Shares) or the maximum applicable contingent deferred sales charge (in the case of Class B Shares) when presented inclusive of sales charges. Additional performance information may be presented which does not reflect the deduction of sales charges. Historical expenses reflected in performance information are based upon the distribution, shareholder servicing fees and other expenses actually incurred during the periods presented and have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

    Advertising or communications to shareholders may contain the views of the advisers as to current market, economic, trade and interest rate trends, as well as legislative, regulatory and monetary developments, and may include investment strategies and related matters believed to be of relevance to a Fund.

    Advertisements for the JPMorgan Funds may include references to the asset size of other financial products made available by JPMFAM, such as the offshore assets of other funds.

                              TOTAL RATE OF RETURN

    A Fund's total rate of return for any period will be calculated by: (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the public offering price per share on the first day of such period; and (b) subtracting 1 from the result. The average annual rate of return quotation will be calculated by (x) adding 1 to the period total rate of return quotation as calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result.

                         AVERAGE ANNUAL TOTAL RETURNS*
                           (EXCLUDING SALES CHARGES)

    The average annual total rates of return for the following Funds, reflecting the initial investment and assuming the reinvestment of all distributions (but excluding the effects of any applicable sales charges), for the one year and since inception periods ended October 31, 2001, were as follows:

                                                                        DATE OF
                                                           SINCE          FUND
                                        ONE YEAR         INCEPTION     INCEPTION
                                     ---------------  ---------------  ----------
Focus Fund
    Select Shares--before taxes              -39.28%          -13.90%   06/30/98
    Select Shares--after taxes on
      distributions                          -39.28%          -13.91%
    Select Shares--after taxes on
      distributions and sale of
      fund shares                            -23.92%          -10.70%
    Class A Shares--before taxes             -39.52%          -14.17%
    Class A Shares--after taxes on
      distributions                          -39.52%          -14.18%
    Class A Shares--after taxes on
      distributions and sale of
      fund shares                            -24.07%          -10.90%
    Class B Shares--before taxes             -39.84%          -14.67%
    Class B Shares--after taxes on
      distributions                          -39.84%          -14.67%
    Class B Shares--after taxes on
      distributions and sale of
      fund shares                            -24.26%          -11.26%
    Class C Shares--before taxes             -39.84%          -14.67%
    Class C Shares--after taxes on
      distributions                          -39.84%          -14.67%
    Class C Shares--after taxes on
      distributions and sale of
      fund shares                            -24.26%          -11.26%
H&Q Technology Fund
    Class A Shares--before taxes             -77.97%          -78.60%   09/20/00
    Class A Shares--after taxes on
      distributions                          -77.97%          -78.60%
    Class A Shares--after taxes on
      distributions and sale of
      fund shares                            -47.48%          -61.69%
    Class B Shares--before taxes             -78.06%          -78.70%
    Class B Shares--after taxes on
      distributions                          -78.06%          -78.70%
    Class B Shares--after taxes on
      distributions and sale of
      fund shares                            -47.54%          -61.77%
    Class C Shares--before taxes             -78.09%          -78.70%
    Class C Shares--after taxes on
      distributions                          -78.09%          -78.70%
    Class C Shares--after taxes on
      distributions and sale of
      fund shares                            -47.56%          -61.77%

  * The ongoing fees and expenses borne by Class B and Class C Shares are greater than those borne by Class A Shares; the ongoing fees and expenses borne by a Fund's Class A and Class B Shares are greater than those borne by the Fund's Institutional Shares. As indicated above, the performance information for each class introduced after the commencement of operations of the related Fund (or predecessor fund) is based on the performance history of a predecessor class or classes and historical expenses have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class. Accordingly, the performance information presented in the table above and in each table that follows may be used in assessing each Fund's performance history but does not reflect how the distinct classes would have performed on a relative basis prior to the introduction of those classes, which would require an adjustment to the ongoing expenses. The performance quoted reflects fee waivers that subsidize and reduce the total operating expenses of certain Funds (or classes thereof). Returns on these Funds (or classes) would have been lower if there were not such waivers. With respect to certain Funds, Chase and/or other service providers are obligated to waive certain fees and/or reimburse certain expenses for a stated period of time. In other instances, there is no obligation to waive fees or to reimburse expenses. Each Fund's Prospectus discloses the extent of any agreements to waive fees and/or reimburse expenses.
 ** Performance information presented in the table above and in each table that follows for this class of this Fund prior to the date this class was introduced is based on the performance of predecessor classes and does not reflect the distribution fees and certain other expenses borne by this class which, if reflected, would reduce the performance quoted.

                         AVERAGE ANNUAL TOTAL RETURNS*
                           (INCLUDING SALES CHARGES)

    With the current maximum respective sales charges of 4.50% reflected for Class A shares and the current applicable CDSC for B and Class C Shares reflected for the one year and since inception periods ended October 31, 2001, the average annual total rate of return figures would be as follows:

                                                                        DATE OF
                                                           SINCE          FUND
                                        ONE YEAR         INCEPTION     INCEPTION
                                     ---------------  ---------------  ----------
Focus Fund
    Class A Shares--before taxes             -43.02%          -15.68%  06/30/98
    Class A Shares--after taxes on
      distributions                          -43.02%          -15.69%
    Class A Shares--after taxes on
      distributions and sale of
      fund shares                            -26.20%          -12.00%
    Class B Shares--before taxes             -42.84%          -15.44%
    Class B Shares--after taxes on
      distributions                          -42.84%          -15.44%
    Class B Shares--after taxes on
      distributions and sale of
      fund shares                            -26.09%          -11.83%
    Class C Shares--before taxes             -40.44%          -14.67%
    Class C Shares--after taxes on
      distributions                          -40.44%          -14.67%
    Class C Shares--after taxes on
      distributions and sale of
      fund shares                            -24.63%          -11.26%

H&Q Technology Fund
    Class A Shares--before taxes             -79.24%          -79.71%  09/20/00
    Class A Shares--after taxes on
      distributions                          -79.24%          -79.71%
    Class A Shares--after taxes on
      distributions and sale of
      fund shares                            -48.26%          -62.52%
    Class B Shares--before taxes             -79.16%          -79.47%
    Class B Shares--after taxes on
      distributions                          -79.16%          -79.47%
    Class B Shares--after taxes on
      distributions and sale of
      fund shares                            -48.21%          -62.34%
    Class C Shares--before taxes             -78.31%          -78.70%
    Class C Shares--after taxes on
      distributions                          -78.31%          -78.70%
    Class C Shares--after taxes on
      distributions and sale of
      fund shares                            -47.69%          -61.77%

  *  See the notes to the preceding table.

    The Funds may also from time to time include in advertisements or other communications a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of a Fund with other measures of investment return.

                     NON-STANDARDIZED PERFORMANCE RESULTS*
                           (EXCLUDING SALES CHARGES)

    The table below reflects the net change in the value of an assumed initial investment of $10,000 in each class of Fund shares in the following Funds, including the predecessor common trust funds, (excluding the effects of any applicable sale charges) for the period ended October 31, 2001. The values reflect an assumption that capital gain distributions and income dividends, if any, have been invested in additional shares of the same class. From time to time, the Funds may provide these performance results in addition to the total rate of return quotations required by the Securities and Exchange Commission. As discussed more fully in the Prospectuses, neither these performance results, nor total rate of return quotations, should be considered as representative of the performance of the Funds in the future. These factors and the possible differences in the methods used to calculate performance results and total rates of return should be considered when comparing such performance results and total rate of return quotations of the Funds with those published for other investment companies and other investment vehicles.

                                                    TOTAL VALUE
                                                    -----------
Focus Fund
    A Shares                                          $6,005
    B Shares                                          $5,890
    C Shares                                          $5,890
    Select Shares (formerly Institutional Shares)     $6,069
H&Q Technology Fund**
    A Shares                                          $1,800
    B Shares                                          $1,790
    C Shares                                          $1,790

  * See the notes to the table captioned "Average Annual Total Return (excluding sales charges)" above. The table above assumes an initial investment of $10,000 in a particular class of a Fund from October 31, 1991, although the particular class may have been introduced at a subsequent date. As indicated above, performance information for each class introduced after the commencement of operations of the related Fund (or predecessor fund) is based on the performance history of a predecessor class or classes, and historical expenses have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.
 **  Commencement of Fund occurred September 20, 2000.

                     NON-STANDARDIZED PERFORMANCE RESULTS*
                           (INCLUDING SALES CHARGES)

    With the current maximum respective sales charges of 4.50% for Class A shares, and the current applicable CDSC for B Shares, the total value for the same periods would be as follows:

                                                    TOTAL VALUE
                                                    -----------
Focus Fund
    A Shares                                          $5,660
    B Shares                                          $5,713
    C Shares                                          $5,890
H&Q Technology Fund**
    A Shares                                          $1,697
    B Shares                                          $1,718
    C Shares                                          $1,790

  * See the notes to the table captioned "Average Annual Total Return (excluding sales charges)" above. The table above assumes an initial investment of $10,000 in a particular class of a Fund from October 31, 1991, although the particular class may have been introduced at a subsequent date. As indicated above, performance information for each class introduced after the commencement of operations of the related Fund (or predecessor fund) is based on the performance history of a predecessor class or classes, and historical expenses have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.
 **  Commencement of Fund occurred September 20, 2000.

                                NET ASSET VALUE

    Each of the Funds computes its net asset value once daily on Monday through Friday at the time in the Prospectuses. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Funds may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which net asset value is determined are the Funds' business days.

    The net asset value of a Fund is equal to the Fund's investments less the Fund's liabilities. The following is a discussion of the procedures used by the Fund in valuing its assets.

    The value of investments listed on a domestic or foreign securities exchange, including National Association of Securities Dealers Automated Quotations ("NASDAQ") is based on the last sale prices on the exchange on which the security is principally traded (the "primary exchange"). If there has been no sale on the primary exchange on the valuation date, and the spread between bid and asked quotations on the primary exchange is less than or equal to 10% of the bid price for the security, the security shall be valued at the average of the closing bid and asked quotations on the primary exchange, except under certain circumstances, when the average of the closing bid and asked price is less than the last sales price of the foreign local shares, the security shall be valued at the last sales price of the local shares. Under all other circumstances (e.g., there is no last sale on the primary exchange, there are no bid and asked quotations on the primary exchange, or the spread between bid and asked quotations is greater than 10% of the bid price), the value of the security shall be the last sale price on the primary exchange up to five days prior to the valuation date unless, in the judgment of the Fund manager, material events or conditions since such last sale necessitate fair valuation of the security. With respect to securities otherwise traded in the over-the-counter market, the value shall be equal to the quoted bid price. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency exchange rate on the valuation date.

    Options on stock indexes traded on national securities exchanges are valued at the close of options trading on such exchanges which is currently 4:10 p.m. New York time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges which is currently 4:15 p.m., New York time. Options and futures traded on foreign exchanges are valued at the last sale price available prior to the calculation of each Fund's net asset value.

    Fixed income securities with a maturity of 60 days or more, are generally valued using bid quotations generally readily available from and supplied daily by third party pricing services or brokers of comparable securities. If such prices are not supplied by the Funds' independent pricing services, such securities are priced in accordance with fair value procedures adopted by the Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

    Listed options on debt securities traded on U.S. option exchanges shall be valued at their closing price on such exchanges. Futures on debt securities and related options traded on commodities exchanges shall be valued at their closing price as of the close of such commodities exchanges, which is currently
4:15 p.m., New York time. Options and future traded on foreign exchanges shall be valued at the last sale or close price available prior to the calculation of the Fund's net asset value. Non-listed OTC options and swaps shall be valued at the closing price provided by a counterparty or third-party broker.

    Securities or other assets for which market quotations are not readily available (including certain illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees.

    Trading in securities on most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when each Fund's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

    The Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. If an investor's account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the Fund reserves the right to request that you buy more shares or close the investor's account. If an investor's account balance is still below the minimum 60 days after notification, the Fund reserves the right to close out such account and send the proceeds to the address of record. DST Systems, Inc. ("DST"), the funds' transfer agent (the "Transfer Agent") may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in
Section 6 of the Account Application. The Telephone Exchange Privilege is not available if an investor was issued certificates for shares that remain outstanding.

    Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

    The Funds may, at their own option, accept securities in payment for shares. The securities delivered in such a transaction are valued by the method described in "Net Asset Value" as of the day a Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Adviser, appropriate investments for a Fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund; (ii) be acquired by the Fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities. The Funds reserve the right to accept or reject at their own option any and all securities offered in payment for its shares.

    Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

    The Trust, on behalf of the Funds, reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows:
(i) for up to seven days, (ii) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading thereon is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by a Fund of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or (iv) for such other periods as the SEC may permit.

    Each investor in a Fund may add to or reduce its investment in the Fund on each day that the New York Stock Exchange is open for business. Once each such day, based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time) the value of each investor's interest in a Fund will be determined by multiplying the NAV of the Fund by the percentage representing that investor's share of the aggregate beneficial interests in the Fund. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Fund effected on such day and (ii) the denominator of which is the aggregate NAV of the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Fund. The percentage so determined will then be applied to determine the value of the investor's interest in the Fund as of such time on the following day the New York Stock Exchange is open for trading.

    The public offering price of Class A shares is the NAV plus a sales charge that varies depending on the size of the investor's purchase. The Fund receives the NAV. The sales charge is allocated between the investor's broker-dealer and the Fund's distributor as shown in the following table, except when the Fund's distributor, in its discretion, allocates the entire amount to the investor's broker-dealer.

    The broker-dealer allocation for Funds with a 5.75% sales charge on Class A shares is set forth below:

                                                             AMOUNT OF
                                      SALES CHARGE AS A     SALES CHARGE
                                        PERCENTAGE OF:      REALLOWED TO
                                     --------------------   DEALERS AS A
AMOUNT OF TRANSACTION AT             OFFERING  NET AMOUNT  PERCENTAGE OF
OFFERING PRICE ($)                    PRICE     INVESTED   OFFERING PRICE
------------------                   --------  ----------  --------------
Under 100,000                           5.75       4.71           5.00
100,000 but under 250,000               3.75       3.90           3.25
250,000 but under 500,000               2.50       2.56           2.25
500,000 but under 1,000,000             2.00       2.04           1.75

    There is no initial sales charge on purchases of Class A shares of $1 million or more.

    At times the Fund's Distributor may reallow up to the entire sales charge to certain broker-dealers. In those instances, broker-dealers selling Class A shares of a Fund may be deemed to be underwriters under the Securities Act.

    The Fund's Distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter. The Fund's Distributor may withhold such payments with respect to short-term investments.

    Effective January 1, 2002, clients of broker-dealers that received the commissions described above will be subject to a contingent deferred sales charge ("CDSC") based on the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption if shares are redeemed within 12 months of the purchase date. If shares are held for up to 6 months there will be a CDSC of 1.00% and if shares are held for 6 to 12 months there will be a CDSC of 0.75%.

    The Fund's Distributor may also pay broker-dealers a commission of up to 1.00% of net sales on sales of Class A shares of less than $1 million to certain defined contribution plans. Defined contribution plan clients of broker-dealers that receive commissions on such sales will be subject to a CDSC of up to 1%, based on the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption, if the defined contribution plan redeems all of the shares that it owns on behalf of participants within 12 months of the purchase date.

    Investors may be eligible to buy Class A shares at reduced sales charges. Interested parties should consult their investment representative or the JPMorgan Funds Service Center for details about JPMorgan Funds' combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans and other plans. Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both JPMorgan and non-JPMorgan mutual funds. The money that is invested in JPMorgan Funds may be combined with the other mutual funds in the same program when determining the plan's eligibility to buy Class A shares for purposes of the discount privileges and programs described above.

    Investors in Class A shares may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of Class A shares in the Fund with purchases of Class A shares of any other Fund in the Trust (or if a Fund has only one class, shares of such Fund), excluding shares of any JPMorgan money market fund, during a 13-month period. The sales charge is based on the total amount to be invested in Class A shares during the 13-month period. All Class A or other qualifying shares of these Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.

    The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.

    Class A shares of a Fund may also be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) NAV or (ii) cost of any shares acquired and still held in the Fund, or any other JPMorgan Fund excluding any JPMorgan money market fund, and (b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quantity Discount is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

    An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A shares of a Fund (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such
Fund) previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

    A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund). A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

    No initial sales charge will apply to the purchase of a Fund's Class A shares if (i) one is investing proceeds from a qualified retirement plan where a portion of the plan was invested in the former Chase Vista Funds, (ii) one is investing through any qualified retirement plan with 50 or more participants or
(iii) one is a participant in certain qualified retirement plans and is investing (or reinvesting) the proceeds from the repayment of a plan loan made to him or her.

    Purchases of a Fund's Class A shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services.

    Purchases of a Fund's Class A shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

    Purchases of a Fund's Class A shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Fund's distributor or the JPMorgan Funds Service Center.

    A Fund may sell Class A shares without an initial sales charge to the current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of J.P. Morgan Chase & Co. ("JPMorgan Chase"), the Fund's distributor and transfer agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Fund's distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Fund's distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of JPMorgan Fund shares) and financial institution trust departments investing an aggregate of $1 million or more in the JPMorgan Funds.

    Shareholders of record of any JPMorgan Fund as of November 30, 1990 and certain immediate family members may purchase a Fund's Class A shares with no initial sales charge for as long as they continue to own Class A shares of any JPMorgan Fund, provided there is no change in account registration.

    Upon written request, Class A shareholders of a Fund have a one time privilege of reinstating their investment in the Fund at net asset value next determined subject to written request within 90 calendar days of the redemption. The reinstatement request must be accompanied by payment for the shares (not in excess of the redemption), and shares will be purchased at the next determined net asset value. Class B and Class C shareholders who have redeemed their shares and paid a contingent deferred sales charge ("CDSC") with such redemption may purchase Class A shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B and Class C shares.

    Shareholders may exchange their shares in the Fund for shares of the same class in any other JPMorgan Fund that offers such share class. The shareholder will not pay a sales charge for such exchange. JPMorgan Chase may discontinue this exchange privilege at any time.

    The Funds reserve the right to limit the number of exchanges or to refuse an exchange. The Funds may charge an administration fee of $5 for each exchange if an investor makes more than 10 exchanges in a year or three in a quarter. Shareholders of other JPMorgan Funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the Fund at net asset value.

    Under the Exchange Privilege, shares may be exchanged for shares of the same class of another fund only if shares of the fund exchanged into are registered in the state where the exchange is to be made. Shares of a Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative net asset value plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption rate, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

    The Funds' Distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B shares and a commission of 1.00% of the offering price on sales of Class C shares. The distributor keeps the entire amount of any CDSC the investor pays.

    The contingent deferred sales charge for Class B and Class C shares will be waived for certain exchanges and for redemptions in connection with a Fund's systematic withdrawal plan, subject to the conditions described in the Prospectuses. In addition, subject to confirmation of a shareholder's status, the contingent deferred sales charge will be waived for: (i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a Minimum Required Distribution from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code or a mandatory distribution from a qualified plan;
(iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established Systematic Redemption Plan; (iv) a redemption resulting from an over-contribution to an IRA;
(v) distributions from a qualified plan upon retirement; and (vi) an involuntary redemption of an account balance under $500. Up to 12% of the value of Class B shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established.

    The CDSC, however, will not be waived if a deferred contribution plan redeems all of the shares that it owns on behalf of participants prior to the CDSC Period, as defined below.

    Class B shares automatically convert to Class A shares (and thus are then subject to the lower expenses borne by Class A shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares attributable to the Class B shares then converting. The conversion of Class B shares purchased on or after May 1, 1996, will be effected at the relative NAVs per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. The conversion of Class B shares purchased prior to May 1, 1996, will be effected at the relative net asset values per share of the two classes on the first business day of the month following the seventh anniversary of the original purchase. If any exchanges of Class B shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. If the purchase of Class A Shares occurs within 90 days of the redemption of the B (or C) Shares, there is no initial sales charge (in an amount not in excess of their redemption proceeds). At the time of the conversion the NAV per share of the Class A shares may be higher or lower than the NAV per share of the Class B shares; as a result, depending on the relative NAVs per share, a shareholder may receive fewer or more Class A shares than the number of Class B shares converted.

    A Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.

    The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

    Investors may incur a fee if they effect transactions through a broker or agent.

                           DISTRIBUTIONS: TAX MATTERS

    The following is only a summary of certain additional material tax considerations generally affecting the Funds and their shareholders that are not described in the respective Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in each Fund's Prospectus are not intended as substitutes for careful tax planning.

                QUALIFICATION AS A REGULATED INVESTMENT COMPANY

    The Fund has elected to be taxed as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Net investment income for the Fund consists of all interest accrued and discounts earned, less amortization of any market premium on the portfolio assets of the Fund and the accrued expenses of the Fund. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

    In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

    In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and (2) no more than 25% of the value of its total assets may be invested in the securities (other than U.S. government securities and securities of other regulated investment companies of any one issuer), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

    Under the Code, gains or losses attributable to the disposition of foreign currency or to certain foreign currency contracts, or to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such expenses or liabilities, are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by the Fund, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.

    The Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Fund to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). The Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

    The Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price) or securities having market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such security immediately after it was acquired), if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount security, all or a portion of any deduction for any interest expenses incurred to purchase or hold such a security may be deferred until such security is sold or otherwise disposed.

    The Fund invests in Equity Securities of foreign issuers. If the Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), the Fund may be subject to federal income tax on a portion of any "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. In addition, certain interest charges may be imposed on the Fund as a result of such distributions. If the Fund were to invest in a PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF")--in lieu of the foregoing requirements, the Fund would be required to include each year in its income and distribute to shareholders in accordance with the distribution requirements of the Code, a pro rata portion of the QEF's ordinary earnings and net capital gain, whether or note distributed to the Fund.

    Alternatively, the Fund will be permitted to "mark to market" any stock held by it in a PFIC. If the Fund made such an election, the Fund would be required to include in income each year and distribute to Shareholders in accordance with the distribution requirements of the code, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark to market gains with respect to the stock included by the Fund for prior taxable years.

    If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders.

                               FUND DISTRIBUTIONS

    Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends received deduction for corporations only to the extent discussed below.

    A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend," it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

    The maximum rate of tax on long-term capital gains of individuals is generally 20% with respect to capital assets held for more than 12 months and 18% with respect to capital assets with a holding period of more than 5 years beginning after December 31, 2000.

    Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

    Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by a Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90 day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 180 day period beginning 90 days before such date in the case of certain preferred stock) under the rules of Code Sections 246(c)(3) and (4);

(2) to the extent that a Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code
Section 246A. Moreover, the dividends received deduction for a corporate shareholder may be disallowed or reduced (8% for gain otherwise taxes at 15%) if the corporate shareholder fails to satisfy the foregoing requirement with respect to its shares of a Fund.

    For purposes of the corporate alternative minimum tax ("AMT"), the corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMT. However, corporate shareholders will generally be required to take the full amount of any dividend received from a Fund into account (without a dividends received deduction) in determining its adjusted current earnings.

    Investment income that may be received by certain of the Funds from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle any such Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of any such Fund's assets to be invested in various countries is not known.

    Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

    Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

    Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

    A Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all,
(2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder's Federal Income tax liability provided the appropriate information is furnished to the IRS.

                          SALE OR REDEMPTION OF SHARES

    A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Amounts in thousands:

                                          CAPITAL LOSS  EXPIRATION
FUND                                      CARRYFORWARD     DATE
----                                      ------------  ----------
JPMorgan Focus Fund                         $13,039      10/31/09
                                              1,699      10/31/08
                                              2,742      10/31/07
                                                787      10/31/06
JPMorgan H&Q Technology Fund                  9,274      10/31/09
                                                 17      10/31/08

                              FOREIGN SHAREHOLDERS

    Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

    If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund and capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

    If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

    In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

    The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. Federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

                          STATE AND LOCAL TAX MATTERS

    Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or withholding taxes. Shareholders' dividends attributable to a Fund's income from repurchase agreements generally are subject to state and local income taxes, although statutes and regulations vary in their treatment of such income. Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

                          EFFECT OF FUTURE LEGISLATION

    The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

                     MANAGEMENT OF THE TRUST AND THE FUNDS

    The Trustees of the Funds, together with information regarding their positions with the Funds, principal occupations and other board memberships and affiliations, are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York NY 10036.

                                                                         NUMBER OF
                                                                       PORTFOLIOS IN
         NAME (AGE);                                                   FUND COMPLEX
        POSITIONS WITH                 PRINCIPAL OCCUPATIONS            OVERSEEN BY             OTHER DIRECTORSHIPS HELD
       THE FUND (SINCE)                 DURING PAST 5 YEARS               TRUSTEE                 OUTSIDE FUND COMPLEX
------------------------------  -----------------------------------    -------------    ----------------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong (60);      Retired; Vice President &                  77           None
Trustee (1987)                  Treasurer of Ingersoll-Rand Company

Roland E. Eppley, Jr.           Retired                                    77           Trustee of Janel Hydraulics, Inc.
(69);Trustee (1989)                                                                     (1993-Present)

Ann Maynard Gray (56); Trustee  Retired; Vice-President of Capital         77           Director of Duke Energy Corporation
(2001)                          Cities/ABC, Inc. (1986-1998);                           (1997-Present); Director of Elan
                                President of Diversified Publishing                     Corporation Plc (2001-Present); Director
                                Group (1991-1997);                                      of The Phoenix Companies (2002)

Matt Healey (63); Trustee and   Retired; Chief Executive Officer of        77           None
President of the Board of       certain trust in J.P. Morgan funds
Trustee (2001)                  (1982-2001)

Fergus Reid III (69); Chairman  Chairman & Chief Executive Officer         77           Trustee of Morgan Stanley Funds
of the Board (1987)             of Lumelite Corporation                                 (1995-Present)

James J. Schonbachler (59);     Retired; Managing Director of              77           Director of Jonathans Landing Golf
Trustee (2001)                  Bankers Trust Company (financial                        Club, Inc. (2001-Present)
                                services) (1968-1998); Group Head
                                and Director of Bankers Trust,
                                A.G., Zurich and BT Brokerage Corp.
                                (financial services)

H. Richard Vartabedian (66);    Investment Management Consultant           77           None
Trustee (1992)

INTERESTED TRUSTEE

Leonard M. Spalding (66);       Retired; Chief Executive Officer of        77           Director of Greenview Trust Co.
Trustee (1998)*                 Chase Mutual Funds (1989-1998);
                                President & Chief Executive Officer
                                of Vista Capital Management
                                (investment management); Chief
                                Investment Executive of Chase
                                Manhattan Private Bank (investment
                                management)

  * Mr. Spalding is deemed to be an interested person due to his ownership of J.P. Morgan Chase & Co. stock.

   Each Trustee is elected to serve for an indefinite term. The Trustees decide upon general policies and are responsible for overseeing the Trust's business affairs. The Board of Trustees presently has Audit, Valuation, Investment, and Governance Committees. The members of the Audit Committee are Messrs. Armstrong (Chairman), Eppley and Reid and Ms. Gray. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met four times during the fiscal year ended October 31, 2001. The members of the Valuation Committee are Messrs. Healey (Chairman), Spalding, Schonbachler and Armstrong. The function of the Valuation Committee is to oversee the fair value of the Funds' portfolio securities as necessary. The members of the Investment Committee are Messrs. Spalding (Chairman), Vartabedian and Healey and Ms. Gray. The function of the Investment Committee is to oversee the Adviser's investment program. The Investment

Committee met once during the fiscal year end October 31, 2001. The members of the Governance Committee are Messrs. Vartabedian (Chairman), Schonbachler, Eppley and Reid. The function of the Governance Committee is to nominate trustees for the Board to consider and to address Trustee compensation issues. The Governance Committee will consider nominees recommended by shareholders, but has no procedures in place currently for doing such. The Governance Committee met once during the fiscal year end October 31, 2001.

    The following table shows the dollar range of each Trustee's beneficial ownership as of December 31, 2001 in the Funds and each Trustee's aggregate ownership in any Funds that the Trustee oversees in the complex:

                                                OWNERSHIP OF                  OWNERSHIP OF       AGGREGATE OWNERSHIP OF
NAME OF TRUSTEE                                  FOCUS FUND               H&Q TECHNOLOGY FUND   ALL FUNDS IN THE COMPLEX
---------------                      -----------------------------------  --------------------  -------------------------
William J. Armstrong                                None                       $1-$10,000             Over $100,000
Roland E. Eppley, Jr.                               None                          None                Over $100,000
Ann Maynard Gray                                    None                          None               $10,000-$50,000
Matt Healey                                         None                          None                Over $100,000
Fergus Reid III                                     None                          None                Over $100,000
James J. Schonbachler                               None                          None              $50,000-$100,000
Leonard M. Spalding                                 None                          None                Over $100,000
H. Richard Vartabedian                              None                          None                Over $100,000

   As of December 31, 2001, none of the independent Trustees or their immediate family members owned securities of the Adviser or the Distributor or any of their affiliates (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.

    Each Trustee is currently paid an annual fee of $120,000 for serving as Trustee of the Funds and the JPMorgan Fund Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Board of Trustees of the JPMorgan Fund Complex, Mr. Reid is paid an additional $130,000. For his services as President of the Board of Trustees of the JPMorgan Fund Complex, Mr. Healey is paid an additional $40,000. For his services as the Chairman of the Governance Committee of the JPMorgan Fund Complex, Mr. Vartabedian is paid an additional $40,000. The Trustees may hold various other directorships unrelated to the JPMorgan Fund Complex.

    Trustee compensation expenses paid by the Trust and the JPMorgan Fund Complex for the calendar year ended December 31, 2001 are set forth below.

                                       AGGREGATE TRUSTEE
                                     COMPENSATION PAID BY              PENSION OR               TOTAL
                                     THE TRUST DURING 2001             RETIREMENT           COMPENSATION
                                -------------------------------   BENEFITS ACCRUED BY         PAID FROM
                                FOCUS FUND  H&Q TECHNOLOGY FUND   THE "FUND COMPLEX"**    "FUND COMPLEX"(1)
                                ----------  -------------------  ----------------------  -------------------
William J. Armstrong, Trustee      $ 43             $14                 $30,616               $106,500
Roland R. Eppley, Jr., Trustee     $ 43             $14                 $44,137               $107,500
Ann Maynard Gray, Trustee          $ 10             $ 3                     N/A               $100,000
Matthew Healey, Trustee (2)        $ 13             $ 4                     N/A               $116,665
Fergus Reid, III, Chairman         $100             $33                 $85,527               $240,415
James J. Schonbachler, Trustee     $ 10             $ 3                     N/A               $100,000
Leonard M. Spalding, Jr.,
  Trustee *                        $  2             $ 1                 $27,891               $102,000
H. Richard Vartabedian,
  Trustee                          $ 64             $21                 $66,879               $153,865

  * Mr. Spalding is deemed to be an "interested person" due to his ownership of equity securities of affiliates of J.P. Morgan Chase.
 ** On February 22, 2001, the Board of Trustees voted to terminate the Retirement Plan.
(1) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The JPMorgan Fund Complex for which the Trustees serve includes 10 investment companies.
(2) Pierpont Group, Inc., which provided services to the former J.P. Morgan Family of Funds, paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $200,000, contributed $25,500 to a defined contribution plan on his behalf and paid $18,400 in insurance premiums for his benefit.

   The Trustees of the former Chase Vista Funds instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the board of trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser of certain former Chase Vista Funds and its affiliates (collectively, the "Covered Funds"). Each Eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (1) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any Covered Funds and (2) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee. On February 22, 2001, the Board of Trustees voted to terminate the Plan and in furtherance of this determination agreed to pay Trustees an amount equal, in the aggregate, to $10.95 million, of which $5.3 million had been previously accrued by the Covered Funds. The remaining $5.65 million was reimbursed by Chase. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian received $1,027,673, $800,600, $2,249,437, $463,798 and $1,076,927, respectively, in connection with the termination. Each nominee has elected to defer receipt of such amount pursuant to the Deferred Compensation Plan for Eligible Trustees.

    The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of any of the Funds, the Adviser, the Administrator, or Distributor or any of their affiliates) may enter into agreements with the Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian are the only Trustees who have elected to defer compensation under such plan.

    The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                                    OFFICERS

    The Funds' executive officers (listed below), other than the officers who are employees of the Adviser or one of its affiliates, are provided and compensated by J.P. Morgan Fund Distributors, Inc., a subsidiary of The BISYS Group, Inc. The officers conduct and supervise the business operations of the Funds. The Funds have no employees.

    The officers of the Funds, together with information regarding their positions held with the Funds, principal occupations and other memberships and affiliations are shown below. The contact address for each of the officers unless otherwise noted is 522 Fifth Avenue, New York, NY 10036.

         NAME (AGE),                                                     NUMBER OF
     POSITIONS HELD WITH               PRINCIPAL OCCUPATIONS           PORTFOLIOS IN              OTHER POSITIONS HELD
      THE FUNDS (SINCE)                 DURING PAST 5 YEARS            FUND COMPLEX               OUTSIDE FUND COMPLEX
------------------------------  -----------------------------------    -------------    ----------------------------------------
George Gatch (39),              Managing Director, J.P. Morgan             82           None
President (2001)                Investment Management Inc. and J.P.
                                Morgan Fleming Asset Management
                                (USA) Inc.; Head of J.P. Morgan
                                Fleming's U.S. Mutual Funds and
                                Financial Intermediaries Business;
                                he has held numerous positions
                                throughout the firm in business
                                management, marketing and sales.
David Wezdenko (38),            Vice President, J.P. Morgan                82           None
Treasurer (2001)                Investment Management Inc. and J.P.
                                Morgan Fleming Asset Management
                                (USA) Inc.; Chief Operating Officer
                                for J.P. Morgan Fleming's U.S.
                                Mutual Funds and Financial
                                Intermediaries Business; since
                                joining J.P. Morgan Chase in 1996,
                                he has held numerous financial and
                                operation related positions
                                supporting the J.P. Morgan pooling
                                funds business.
Sharon Weinberg (42),           Vice President, J.P. Morgan                82           None
Secretary (2001)                Investment Management Inc. and J.P.
                                Morgan Fleming Asset Management
                                (USA) Inc.; Head of Business and
                                Product Strategy for J.P. Morgan
                                Fleming's U.S. Mutual Funds and
                                Financial Intermediaries Business;
                                since joining J.P. Morgan Chase in
                                1996, she has held numerous
                                positions through out the asset
                                management business in mutual funds
                                marketing, legal and product
                                development.
Michael Moran (32),             Vice President, J.P. Morgan                82           None
Vice President (2001)           Investment Management Inc. and J.P.
                                Morgan Fleming Asset Management
                                (USA) Inc.; Chief Financial Officer
                                of J.P. Morgan Fleming's U.S.
                                Mutual Funds and Financial
                                Intermediaries Business
Stephen Ungerman (48),          Vice President, J.P. Morgan                82           None
Vice President and Assistant    Investment Management Inc. and J.P.
(2001)                          Morgan Fleming Asset Management
                                (USA) Inc.; Head of the Fund
                                Service Group within Fund
                                Administration; prior to J.P.
                                Morgan Chase in 2000, he held a
                                number of senior management
                                positions in Prudential Insurance
                                Co. of America's asset management
                                business, including Assistant
                                General counsel, Tax Director, and
                                Co-head of Fund Administration
                                Department; Mr. Ungerman was also
                                the Assistant Treasurer of all
                                mutual funds managed by Prudential.

         NAME (AGE),                                                     NUMBER OF
     POSITIONS HELD WITH               PRINCIPAL OCCUPATIONS           PORTFOLIOS IN              OTHER POSITIONS HELD
      THE FUNDS (SINCE)                 DURING PAST 5 YEARS            FUND COMPLEX               OUTSIDE FUND COMPLEX
------------------------------  -----------------------------------    -------------    ----------------------------------------
Judy R. Bartlett (36),          Vice President and Assistant               82           None
Vice President and Assistant    General Counsel, J.P. Morgan
Secretary (2001)                Investment Management Inc. and J.P.
                                Morgan Fleming Asset Management
                                (USA) Inc., since September 2000;
                                from August 1998 through August
                                2000, Ms. Bartlett was an attorney
                                at New York Life Insurance Company
                                where she served as Assistant
                                Secretary for the Mainstay Funds;
                                from October 1995 through July
                                1998, Ms. Bartlett was an associate
                                at the law firm of Wilkie Far &
                                Gallagher.
Joseph J. Bertini (36),         Vice President and Assistant               82           None
Vice President and Assistant    General Counsel, J.P. Morgan
Secretary (2001)                Investment Management Inc. and J.P.
                                Morgan Fleming Asset Management
                                (USA) Inc.; prior to October of
                                1997, he was an attorney in the
                                Mutual Fund Group at SunAmerica
                                Asset Management Inc.
Paul M. DeRusso (47),           Vice President, J.P. Morgan                82           None
Assistant Treasurer (2001)      Investment Management Inc. and J.P.
                                Morgan Fleming Asset Management
                                (USA) Inc.; Manager of the
                                Budgeting and Expense Group of
                                Funds Administration Group.
Lai Ming Fung (27),             Associate, J.P. Morgan Investment          82           None
Assistant Treasurer (2001)      Management Inc. and J.P. Morgan
                                Fleming Asset Management (USA)
                                Inc.; Budgeting Analyst for the
                                Budgeting and Expense Group of
                                Funds Administration Group.
Mary Squires (47),              Vice President, J.P. Morgan                82           None
Assistant Treasurer (2001)      Investment Management Inc. and J.P.
                                Morgan Fleming Asset Management
                                (USA) Inc.; Ms. Squires has held
                                numerous financial and operations
                                positions supporting the J.P.
                                Morgan Chase organization complex
                                (or one of its predecessors).
Nimish S. Bhatt (38),           Senior Vice President of the Fund          82           Treasurer & Principal Accounting Officer
Assistant Treasurer (2001)*     Administration and Financial                            of BNY Hamilton Funds, Inc., Treasurer
                                Services of BISYS Investment                            of Summit Investment Trust and Principal
                                Services, Inc., since November                          Financial and Accounting Officer and
                                2000; various positions held within                     Comptroller of Variable Insurance Funds
                                BISYS prior to since 1996,
                                including Vice President and
                                Director of International
                                Operation, Vice President of
                                Financial Administration and Vice
                                President of Tax.
Arthur A. Jensen (35),          Vice President of Financial                82           None
Assistant Treasurer (2001)*     Services of BISYS Investment
                                Services, Inc., since June 2001;
                                formerly Section Manager at
                                Northern Trust Company and
                                Accounting Supervisor at Allstate
                                Insurance Company.
Martin R. Dean (38),            Vice President of Administration           82           Secretary of Eureka Funds
Assistant Treasurer (1995)*     Services of BISYS Investment
                                Services, Inc.

         NAME (AGE),                                                     NUMBER OF
     POSITIONS HELD WITH               PRINCIPAL OCCUPATIONS           PORTFOLIOS IN              OTHER POSITIONS HELD
      THE FUNDS (SINCE)                 DURING PAST 5 YEARS            FUND COMPLEX               OUTSIDE FUND COMPLEX
------------------------------  -----------------------------------    -------------    ----------------------------------------
Alaina Metz (34),               Chief Administrative Officer of            82           Assistant Secretary of Old National
Assistant Secretary (1998)*     BISYS Fund Services, Inc.;                              Fund, Assistant Secretary of 1st Source
                                formerly, Supervisor of the Blue                        Monogram Funds, Assistant Secretary of
                                Sky Department of Alliance Capital                      Alpine Equity Trust, Assistant Secretary
                                Management L.P.                                         of Ambassador Funds, Assistant Secretary
                                                                                        of American Independence Funds Trust,
                                                                                        Assistant Secretary of American
                                                                                        Performance, Assistant Secretary of
                                                                                        AmSouth Funds, Assistant Clerk of Barr
                                                                                        Rosenberg Series Trust, Chairman of Barr
                                                                                        Rosenberg Variable Insurance Trust,
                                                                                        Assistant Secretary of BB&T Funds,
                                                                                        Assistant Secretary of BNY Hamilton
                                                                                        Funds, Inc., Assistant Secretary of
                                                                                        Brenton Mutual Funds, Assistant
                                                                                        Secretary of Citizens Funds, Assistant
                                                                                        Secretary of Counter Bond Fund,
                                                                                        Assistant Secretary of Empire Builder
                                                                                        Tax Free Bond Fund, Assistant Secretary
                                                                                        of Eureka Funds, Assistant Secretary of
                                                                                        Gartmore Mutual Funds (GMF), Assistant
                                                                                        Secretary of Gartmore Variable Insurance
                                                                                        Trust (GVIT), Assistant Secretary of
                                                                                        Governor Funds, Assistant Secretary of
                                                                                        Hirtle Callaghan Trust, Assistant
                                                                                        Secretary of HSBC Advisor Funds Trust
                                                                                        (Class Y - Onshore Feeder Funds),
                                                                                        Assistant Secretary of HSBC Family of
                                                                                        Funds, Assistant Secretary of HSBC
                                                                                        Investor Funds, Assistant Secretary of
                                                                                        Kensington Funds, Assistant Secretary of
                                                                                        Kent Funds, Chairman of LEADER Mutual
                                                                                        Funds, Assistant Secretary of
                                                                                        Metamarkets.com, Assistant Secretary of
                                                                                        Meyers Investment Trust, Assistant
                                                                                        Secretary of MMA Praxis Mutual Funds,
                                                                                        Assistant Secretary of Nationwide Asset
                                                                                        Allocation Trust (NAAT), Assistant
                                                                                        Secretary of Oak Value, Assistant
                                                                                        Secretary of Old Westbury Funds,
                                                                                        Assistant Secretary of One Group Mutual
                                                                                        Funds, Vice President of Pacific Capital
                                                                                        Funds, Chairman of RBC Funds, Assistant
                                                                                        Secretary of Shay - Asset Management
                                                                                        Fund, Assistant Secretary of Shay -
                                                                                        Institutional Investors Capital
                                                                                        Appreciation Fund, Inc., Assistant
                                                                                        Secretary of Shay - M.S.B. Fund, Inc.,
                                                                                        Assistant Secretary of Summit Investment
                                                                                        Trust, Assistant Secretary of The Shelby
                                                                                        Funds, Assistant Secretary of United
                                                                                        American Cash Reserves, Assistant
                                                                                        Secretary of USAllianz Funds, Assistant
                                                                                        Secretary of USAllianz Variable
                                                                                        Insurance Products

         NAME (AGE),                                                     NUMBER OF
     POSITIONS HELD WITH               PRINCIPAL OCCUPATIONS           PORTFOLIOS IN              OTHER POSITIONS HELD
      THE FUNDS (SINCE)                 DURING PAST 5 YEARS            FUND COMPLEX               OUTSIDE FUND COMPLEX
------------------------------  -----------------------------------    -------------    ----------------------------------------
                                                                                        Trust, Assistant Secretary of UST of
                                                                                        Boston, Assistant Secretary of Valiant
                                                                                        Fund, Assistant Secretary of Van Ness
                                                                                        Funds, Secretary of Variable Insurance
                                                                                        Funds, Assistant Secretary of Victory
                                                                                        Portfolios, Assistant Secretary of
                                                                                        Victory Variable Insurance and Assistant
                                                                                        Secretary of Willamette Funds
Lisa Hurley (46),               Executive Vice President and               82           None
Assistant Secretary(1999)**     General Counsel of BISYS Fund
                                Services, Inc.; formerly Counsel to
                                Moore Capital Management and
                                General Counsel to Global Asset
                                Management and Northstar
                                Investments Management.

  * The contact address for the officer is Stelzer Road, Columbus, OH 43219. ** The contact address for the officer is 90 Park Avenue, New York, NY 10016.

   As of January 31, 2002, the officers and Trustees as a group owned less than 1% of the shares of each Fund.

                                CODES OF ETHICS

    The Trust, the Distributor and the Adviser have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Funds. Such purchases, however, are subject to procedures reasonably necessary to prevent access persons from engaging in any unlawful conduct set forth in Rule 17j-1.

                                    ADVISER

    Effective February 28, 2001, JPMFAM acts as adviser to the Funds pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Subject to such policies as the Board of Trustees may determine, JPMFAM is responsible for investment decisions for the Funds. Pursuant to the terms of the Advisory Agreement, JPMFAM provides the Funds with such investment advice and supervision as it deems necessary for the proper supervision of the Funds' investments. The adviser continuously provides investment programs and determines from time to time what securities shall be purchased, sold or exchanged and what portion of the Funds' assets shall be held uninvested. The adviser to the Funds furnish, at its own expense, all services, facilities and personnel necessary in connection with managing the investments and effecting portfolio transactions for the Funds. The Advisory Agreement for the Funds will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of a Funds' outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement.

    Under the Advisory Agreement, the adviser may utilize the specialized portfolio skills of all its various affiliates, thereby providing the Funds with greater opportunities and flexibility in accessing investment expertise.

    Prior to February 28, 2001, the adviser to the Funds was The Chase Manhattan Bank ("Chase"). The day to day management of the Funds was handled by the sub-adviser, Chase Fleming Asset Management (USA) Inc. (renamed J.P. Morgan Fleming Asset Management (USA) Inc.).

    Pursuant to the terms of the Advisory Agreement, the adviser is permitted to render services to others. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Funds on not more than 60 days', nor less than 30 days', written notice when authorized either by a majority vote of a Fund's shareholders or by a vote of a majority of the Board of Trustees of the Trust, or by the adviser on not more than 60 days', nor less than 30 days', written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Advisory Agreement provides that the adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the respective Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

    In the event the operating expenses of the Funds, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to the Funds imposed by the securities laws or regulations thereunder of any state in which the shares of the Funds are qualified for sale, as such limitations may be raised or lowered from time to time, the adviser shall reduce its advisory fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the adviser shall be deducted from the monthly advisory fee otherwise payable with respect to the Funds during such fiscal year; and if such amounts should exceed the monthly fee, the adviser shall pay to a Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

    Under the Advisory Agreement, JPMFAM may delegate a portion of its responsibilities to a sub-adviser. In addition, the Advisory Agreement provides that JPMFAM may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of JPMFAM as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of JPMFAM.

    JPMFAM is a wholly-owned subsidiary of JPMorgan Chase, a registered bank holding company. JPMFAM is registered with the Securities and Exchange Commission as an investment adviser. Also included among JPMFAM accounts are commingled trust funds and a broad spectrum of individual trust and investment management portfolios. These accounts have varying investment objectives. JPMFAM is located at 522 Fifth Avenue, New York, New York 10036.

    In consideration of the services provided by the adviser pursuant to the Advisory Agreement, the adviser is entitled to receive from each Fund an investment advisory fee computed daily and paid monthly based on a rate equal to a percentage of such Fund's average daily net assets specified in the relevant Prospectuses. However, the adviser may agree to waive a portion of the fees payable to it on a month-to-month basis.

    For the three most recent fiscal years, the Adviser earned advisory fees, and voluntarily waived the amounts in parentheses as follows:

                                                     YEAR ENDED OCTOBER 31,
                           --------------------------------------------------------------------------
                                   1999                       2000                      2001
                           ---------------------    ------------------------    ---------------------
Focus Fund                 $206,729    $(206,729)   $ 237,829    $  (207,620)   $ 132,000    $(107,000)
H&Q Technology Fund        $     --    $     (--)   $   6,983    $    (6,983)** $  78,000    $(78,000)

 **  Commencement of funds occurred September 20, 2000.

                BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS

    The Funds' Board of Trustees, including the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the advisory agreement or its affiliates, has approved the advisory agreement for each Fund.

    As part of its review of the investment advisory arrangements for the Funds, the Board of Trustees has requested that the Adviser prepare on a regular basis information regarding the performance of the Funds, their performance against Funds' peers and benchmarks and analyses by the Adviser of the Funds' performance. The members of the Advisers' investment staff meet with the Board of Trustees to discuss this information and their intentions with regard to the management of the Funds. The Adviser also periodically provides comparative information regarding the Funds' expense ratios and those of the peer groups. In addition, in preparation for its annual approval meeting, the Board of Trustees requests and reviews, with the assistance of its legal counsel, materials from the Adviser regarding comparative fees, expenses, performance and profitability information pertaining to the relationship of the Adviser and the Funds.

    In approving the advisory agreement, the Board of Trustees of the Funds considered the nature, quality and scope of the operations and services provided by the Adviser to each Fund, including their knowledge of the Advisers' investment staff and executive personnel and the overall reputation and capabilities of the Adviser and its affiliates. The Board of Trustees also considered comparative fee information concerning other investment companies with similar investment objectives and policies. The Funds' Board of Trustees compared the terms of each Fund's advisory arrangements and similar arrangements by other investment companies, particularly with regard to levels of advisory fees relative to its peer group. The Board also examined the benefits to the Adviser and its affiliates of their relationship with each Fund. Specifically, the Board analyzed the benefits that accrued to the Adviser and its affiliates as a result of the fact that affiliates of the Adviser act as custodian, administrator and shareholder servicing agent for each Fund, and receive fees from each Fund for acting in such capacities. The Board also considered the fact that the Adviser receives certain brokerage and research services from broker-dealers that execute portfolio transactions for each Fund, as more fully described under "Portfolio Transactions." The Board of Trustees also analyzed the information provided by the Adviser regarding the profitability to the Adviser of its relationship with the Funds. Profitability information is not audited and represents the Adviser's determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. In addition, the Board compared overall expense ratios (both pre- and post-expense reimbursement by the Adviser) for each Fund relative to its peer group. The Board of Trustees also considered the performance of the Funds and the intention of the Adviser with regard to management of the Funds, including the commitment of the Adviser to provide high quality services to the Funds, whether there were any conditions likely to affect the ability of the Adviser to provide such services, and its ability to retain and attract qualified personnel to manage each Fund.

    In reaching their decision to approve the investment advisory contracts, the Board of Trustees did not identify any single factor as being of paramount importance. Based on its evaluation of the information reviewed and after due consideration, the Board of Trustees of each Fund concluded that the current advisory agreement enabled the Fund to obtain high-quality services at costs that it deemed appropriate and reasonable and that approval of the agreement was in the best interest of each Fund and its shareholders.

                                 ADMINISTRATOR

    Pursuant to an Administration Agreement (the "Administration Agreement"), Morgan serves as administrator of the Funds. Morgan provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. Morgan in its capacity as administrator does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

    Under the Administration Agreement, Morgan is permitted to render administrative services to others. The Administration Agreement will continue in effect for two years and from year to year thereafter with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined by the 1940 Act), or by vote of a majority of such Fund's outstanding voting securities. The Administration Agreement is terminable without penalty by the Trust on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by Morgan on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Administration Agreement also provides that willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of duties under the agreement on the part of Morgan or its directors, officers or employees the Trust shall indemnify Morgan against any claims that Morgan may incur based on any omissions in connection with services rendered to the Trust under the Administration Agreement.

    In consideration of the services provided by Morgan pursuant to the Administration Agreement, Morgan receives from each Fund a pro rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% on the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets in excess of $25 billion. Morgan may waive a portion of the fees payable to it with respect to each Fund. Morgan may pay a portion of the fees it receives to BISYS Fund Services, L.P. for its services as the Fund's sub-administrator.

    For the three most recent fiscal years, the Administrator earned administration fees, and voluntarily waived the amounts in parentheses: (Amounts in thousands)

                                                     YEAR ENDED OCTOBER 31,
                             ----------------------------------------------------------------------
                                     1999                     2000                     2001
                             ---------------------    ---------------------    --------------------
Focus Fund                   $     52    $      (4)   $     59    $     (--)   $     35    $    (18)
H&Q Technology Fund          $     --    $     (--)   $      1    $      (1)** $     11    $    (11)

 **  Commencement of funds occurred September 20, 2000.

                               DISTRIBUTION PLAN

    The Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") on behalf of its Class A, B, and C shares of the Funds, which provides that each of such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in their respective Prospectuses. The Distributor may use all or any portion of such Class A Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each such class of shares of each Fund will be conducted generally by the JPMorgan Funds, and activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other JPMorgan Funds.

    Class A shares pay a Distribution Fee of up to 0.25% and Class B and Class C shares pay a Distribution Fee of up to 0.75% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B and Class C shares of up to 4.00% and 1.00% respectively, of the purchase price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

    Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average daily net asset value of Class A shares, or 0.75% annualized of the average daily net asset value of the Class B shares, or 0.75% annualized of the average daily net asset value of the Class C shares, maintained in a Fund by such broker-dealers' customers. Trail or maintenance commissions on Class B and Class C shares will be paid to broker-dealers beginning the 13th month following the purchase of such Class B and Class C shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C shares, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B and Class C shares in any one year will be accrued and paid by a Fund to the Distributor in fiscal years subsequent thereto. In determining whether to purchase Class B and Class C shares, investors should consider that compensation payments could continue until the Distributor has been fully reimbursed for the commissions paid on sales of Class B and Class C shares. However, the shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid.

    Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

    The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Trustees").

    The Distribution Plan requires that the Trust shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The Distribution Plan further provides that the selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or, with respect to a particular Fund, by vote of a majority of the outstanding voting shares of the class of such Fund to which it applies (as defined in the 1940 Act). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to a Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

    For the fiscal years ended October 31, 1999, 2000 and 2001, the Distributor was paid or accrued distribution fees with respect to the Funds, and voluntarily waived the amount in parentheses following such fees:

                                                        YEAR ENDED OCTOBER 31,
                            -------------------------------------------------------------------------------
                                      1999                        2000                       2001
                            ------------------------   --------------------------   -----------------------
FUND                        PAID/ACCRUED    WAIVED     PAID/ACCRUED     WAIVED      PAID/ACCRUED    WAIVED
----                        ------------   ---------   ------------   -----------   ------------   --------
Focus Fund
    A Shares                  $ 49,146            --     $ 56,289             --      $ 28,000           --
    B Shares                  $191,112            --     $214,756             --       128,000           --
    C Shares                  $ 49,062            --     $ 62,296             --        35,000           --
H&Q Technology Fund
    A Shares                        --            --     $  1,179      ($  1,179)**     17,000       17,000
    B Shares                        --            --     $  2,517      ($    309)       20,000        7,000
    C Shares                        --            --     $    928      ($    309)        7,000        2,000

 **  Commencement of Fund occurred September 20, 2000.

   Expenses paid by the Distributor related to the distribution of Trust shares during the year ended October 31, 2001 were as follows:

                                          FOCUS FUND  H&Q TECHNOLOGY FUND
                                          ----------  -------------------
Advertising and Sales Literature           $  1,344         $   514
Printing, production and mailing of
  prospectuses and Shareholder Reports
  to other than current shareholders       $  6,832         $79,092
Compensation to dealers                    $ 83,788         $ 1,850
Compensation to sales personnel            $ 23,810         $ 7,670
B share financing charges                  $127,433         $13,530
Equipment, supplies and other indirect
  Distribution-related expenses            $    704         $   217

   With respect to the Class B shares of the Funds, the Distribution Fee was paid to FEP Capital L.P. for acting as a finance agent.

                 DISTRIBUTION AND SUB-ADMINISTRATION AGREEMENT

    The Trust has entered into a Distributions Agreement (the "Distribution Agreement") with the Distributor, pursuant to which the Distributor acts as the Funds' exclusive underwriter, provides certain administration services and promotes and arranges for the sale of Shares. The Distributor is a wholly-owned subsidiary of BISYS Fund Services, Inc. The Distribution Agreement provides that the Distributor will bear the expenses of printing, distributing and filing prospectuses and statements of additional information and reports used for sales purposes, and of preparing and printing sales literature and advertisements not paid for by the Distribution Plan. The Trust pays for all of the expenses for qualification of the shares of each Fund for sale in connection with the public offering of such shares, and all legal expenses in connection therewith.

    The Distribution Agreement is currently in effect and will continue in effect with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of such Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Distribution Agreement also provides that neither the Distributor nor its personnel shall be liable for any act or omission in the course of, or connected with, rendering services under the Distribution Agreement, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

    The Distributor was also party to a prior Distribution and Sub-Administration Agreement with the Funds, pursuant to which the Distributor was paid an annual fee of 0.05% of the daily net assets of each Fund for providing certain sub-administration agreement with BISYS Fund services, Inc. pursuant to which Morgan may pay BISYS a portion of Administration Fee for providing certain sub-administration services. For the three most recent fiscal years, the Distributor earned sub-administration fees, and voluntarily waived the amounts in parentheses: (Amounts in thousands)

                                 YEAR ENDED                YEAR ENDED                YEAR ENDED
                                OCTOBER 31,               OCTOBER 31,                OCTOBER 31,
                                    1999                      2000                      2001
                           ----------------------   ------------------------    ---------------------
Focus Fund                 $      26    $      (1)  $     30    $        (--)   $      15    $     (3)
H&Q Technology Fund        $      --    $     (--)  $      1    $         (1)** $       5    $     (5)

 **  Commencement of funds occurred September 20, 2000.

           SHAREHOLDER SERVICING AGENTS, TRANSFER AGENT AND CUSTODIAN

    Effective January 3, 2000, the Trust adopted an Administrative Services Plan which, among other things, provides that the Trust on behalf of the Funds may obtain the services of one or more Shareholder Servicing Agents. The Trust has entered into shareholder servicing agreements (a "Servicing Agreement") with each Shareholder Servicing Agent to provide certain services including but not limited to the following: answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares may be effected for the Fund as to which the Shareholder Servicing Agent is so acting and certain other matters pertaining to the Fund; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmit, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Fund; receive, tabulate and transmit to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and provide such other related services as the Fund or a shareholder may request. Shareholder Servicing Agents may be required to register pursuant to state securities law. Shareholder Servicing Agents may subcontract with other parties for the provision of shareholder support services.

    Each Shareholder Servicing Agent may agree from time to time to waive a portion of the fees payable to it under its Servicing Agreement with respect to each fund on a month-to-month basis. Fees payable to the Shareholder Servicing Agents (all of which currently are related parties) and for the fiscal year ended October 31, 1999, 2000 and 2001.

                                                    YEAR ENDED OCTOBER 31,
                            ----------------------------------------------------------------------
                                     1999                      2000                   2001
                            -----------------------   ----------------------   -------------------
Focus Fund
  A Shares                  $ 49,149   $(29,885)      $ 56,289   $   (22,548)  $ 28,000   $ 16,000
  B Shares                    63,707    (13,679)        71,565            --     43,000      8,000
  C Shares                    16,354     (3,236)        20,765            --     12,000      2,000
  Institutional Shares            --         --              3            (3)
H&Q Technology Fund
  A Shares                        --         --       $  1,179   $    (1,179)**   17,000    17,000
  B Shares                        --         --       $    839   $      (839)     7,000      7,000
  C Shares                        --         --       $    309   $      (309)     2,000      2,000

 **  Commencement of funds occurred September 20, 2000.

   Shareholder Servicing Agents may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each Shareholder Servicing Agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Shareholder Servicing Agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as Shareholder Servicing Agents.

    For shareholders that bank with JPMorgan Chase, JPMorgan Chase may aggregate investments in the JPMorgan Funds with balances held in Morgan bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. Morgan and certain broker-dealers and other Shareholder Servicing Agents may, at their own expense, provide gifts such as computer software packages, guides and books related to investment or additional Fund shares valued up to $250 to their customers that invest in the JPMorgan Funds.

    Morgan and/or the Distributor may from time to time, at their own expense out of compensation retained by them from the Fund or other sources available to them, make additional payments to certain selected dealers or other Shareholder Servicing Agents for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average daily net assets of the Fund attributable to shares if the Fund is held by customers of such Shareholder Servicing Agents. Such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid by Morgan and/or the Distributor.

    The Trust has also entered into a Transfer Agency Agreement with DST Systems, Inc. ("DST") pursuant to which DST acts as transfer agent for the Trust. DST's address is 210 West 10th Street, Kansas City, MO 64105.

    Pursuant to a Custodian Agreement, Morgan acts as the custodian of the assets of each Fund for which Morgan receives such compensation as is from time to time agreed upon by the Trust and Morgan. As custodian, Morgan provides oversight and record keeping for the assets held in the portfolios of each Fund. Morgan also provides fund accounting services for the income, expenses and shares outstanding for the Funds. Morgan is located at 3 Metrotech Center, Brooklyn, NY 11245. For additional information, see the Prospectuses.

                                    EXPENSES

    Each Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Trust. These expenses include: investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds' custodian for all services to the funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are all allocated to specific classes of the Funds. In addition, the Funds may allocate transfer agency and certain other expenses by class. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

    Morgan has agreed that it will reimburse each Fund as described in the Prospectuses, to the extent necessary to maintain each Fund's total operating expenses (excluding interest, taxes, and extraordinary expenses of the Fund) at the following annual rate of the Fund's average daily net assets until February 28, 2003.

    Focus Fund--A                                   1.25%
    Focus Fund--B                                   1.85%
    Focus Fund--C                                   1.85%
    Focus Fund--Select                              1.00%
    H&Q Technology Fund--A                          1.85%
    H&Q Technology Fund--B                          2.35%
    H&Q Technology Fund--C                          2.35%

                            INDEPENDENT ACCOUNTANTS

    The financial statements incorporated herein by reference from the Trust's Annual Reports to Shareholders for the fiscal year ended October 31, 2001, and the related financial highlights which appear in the Prospectuses, have been incorporated herein and included in the Prospectuses in reliance on the reports of PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, independent accountants of the Funds, given on the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP provides the Funds with audit services, tax return preparation and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

                           CERTAIN REGULATORY MATTERS

    Morgan and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of any of the Funds, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Morgan and its affiliates deal, trade and invest for their own accounts in U.S. government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U.S. government obligations and municipal obligations. Morgan and its affiliates may sell U.S. government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by the Funds' distributor or affiliates of the distributor. Morgan will not invest any Fund assets in any U.S. government obligations, municipal obligations or commercial paper purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which Morgan or an affiliate is a non-principal member. This restriction my limit the amount or type of U.S. government obligations, municipal obligations or commercial paper available to be purchased by any Fund. Morgan has informed the Funds that in making its investment decision, it does not obtain or use material inside information in the possession of any other division or department of Morgan, including the division that performs services for the Trust as custodian, or in the possession of any affiliate of Morgan. Shareholders of the Funds should be aware that, subject to applicable legal or regulatory restrictions, Morgan and its affiliates may exchange among themselves certain information about the shareholder and his account. Transactions with affiliated broker-dealers will only be executed on an agency basis in accordance with applicable federal regulations.

                              GENERAL INFORMATION

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    Mutual Fund Group is an open-end, management investment company organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on May 11, 1987. Because certain Funds comprising the Trust are "non-diversified", more than 5% of any of the assets of such Funds may be invested in the obligations of any single issuer, which may make the value of the shares in such a Fund more susceptible to certain risks than shares of a diversified mutual fund. The fiscal year-end of the Funds in the Trust is August 31.

    Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

    Each Fund currently issues multiple classes of shares but may, in the future, offer other classes. The categories of investors that are eligible to purchase shares may be different for each class of Fund shares. Other classes of Fund shares may be subject to differences in sales charge arrangements, ongoing distribution and service fee levels, and levels of certain other expenses, which will affect the relative performance of the different classes.

    Any person entitled to receive compensation for selling or servicing shares of a Fund may receive different levels of compensation for selling one particular class of shares rather than another.

    The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. Shares have no preemptive or conversion rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board of Trustees recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series' or class' outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares or (iii) by the Board of Trustees by written notice to the series' or class' shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

    Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust's Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

    The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

    The Board of Trustees has adopted a code of ethics addressing personal securities transactions by investment personnel and access persons and other related matters. The code has been designated to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject to the code are generally permitted to engage in personal securities transactions, subject to certain prohibitions, pre-clearance requirements and blackout periods.

    As of January 31, 2002, the following persons owned of record 5% or more of the outstanding Select, A, B, C, or Institutional shares of a Fund:

FUND AND CLASS OF SHARES               NAME AND ADDRESS OF SHAREHOLDER        PERCENTAGE HELD
------------------------               -------------------------------        ---------------
Focus Fund, Class A                    MLPF&S                                        5.63%
                                       SEC# 97FB8
                                       4800 Deer Lake Drive East 2nd Flr
                                       Jacksonville FL 32246-6484

Focus Fund, Class B                    MLPF&S                                       17.96%
                                       SEC# 97FB8
                                       4800 Deer Lake Drive East 2nd Flr
                                       Jacksonville FL 32246-6484

Focus Fund, Class C                    MLPF&S for the sole benefit of               19.29%
                                       its customers
                                       Attn Fund Administration
                                       SEC# 97FB8
                                       4800 Deer Lake Drive East 2nd Flr
                                       Jacksonville FL 32246-6484

Focus Fund, Select Class               Attn Robert H Stark Jr                       44.18%
                                       Subject to DST TOD Rules
                                       103 Kingsbury Rd
                                       Garden City NY 11530-3109

                                       Attn John P Piccard &                        16.44%
                                       Kathleen R Piccard JTWROS
                                       550 2nd St
                                       Brooklyn NY 11215-2608

                                       Investors Trust Co Cust                      10.49%
                                       Attn Mary C Reynolds
                                       185 Grove Beach Rd S
                                       Westbrook CT 06498-1699

                                       Investors Trust Co Cust                       8.76%
                                       Attn Christopher J Dunphy
                                       9807 NW Hampton Woods Dr
                                       Parkville MO 64152-2649

H&Q Technology Fund, Class A           MLPF&S for the sole benefit of                8.89%
                                       its customers
                                       Attn Fund Administration
                                       SEC# 97B00
                                       4800 Deer Lake Drive East 2nd Flr
                                       Jacksonville FL 32246-6484

                                       Robert Fleming Investment Trust               5.72%
                                       Limited
                                       Attention Nick Gray
                                       10 Aldermanbury
                                       London EC2V 7RF
                                       United Kingdom

H&Q Technology Fund, Class B           MLPF&S                                       32.46%
                                       SEC# 97FB8
                                       4800 Deer Lake Drive East 2nd Flr
                                       Jacksonville FL 32246-6484

                                       Robert Fleming Investment Trust              12.39%
                                       Limited
                                       Attention Nick Gray
                                       10 Aldermanbury
                                       London EC2V 7RF
                                       United Kingdom

H&Q Technology Fund, Class C           MLPF&S for the sole benefit of               29.70%
                                       its customers
                                       Attn Fund Administration
                                       SEC# 97TR4
                                       4800 Deer Lake Drive East 2nd Flr
                                       Jacksonville FL 32246-6484

                                       Robert Fleming Investment Trust              18.31%
                                       Limited
                                       Attention Nick Gray
                                       10 Aldermanbury
                                       London EC2V 7RF
                                       United Kingdom

                                       USBancorp Piper Jaffray                       8.11%
                                       A/C 8322-2867
                                       U S Bancorp Center
                                       800 Nicollet Mall
                                       Minneapolis MN 55402-7000

                                       Attn Scott C Bello &                          5.31%
                                       Janet Bello JTWROS
                                       72 Brinker Dr S
                                       Rensselaer NY 12144-9764

                              FINANCIAL STATEMENTS

    The Annual Report to Shareholders of each Fund, including the report of independent accountants, financial highlights and financial statements for the fiscal year ended October 31, 2001 with respect to the Funds (Accession Nos. 0000912057-02-000164 and the Semi-Annual Report to Shareholders of each Fund for the period ended April 30, 2001 (Accession No. 0000912057-01-523251) contained therein, are incorporated by reference.

                                   APPENDIX A

                       DESCRIPTION OF CERTAIN OBLIGATIONS
                    ISSUED OR GUARANTEED BY U.S. GOVERNMENT
                         AGENCIES OR INSTRUMENTALITIES

    FEDERAL FARM CREDIT SYSTEM NOTES AND BONDS--are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. government. These bonds are not guaranteed by the U.S. government.

    MARITIME ADMINISTRATION BONDS--are bonds issued and provided by the Department of Transportation of the U.S. government and are guaranteed by the U.S. government.

    FNMA BONDS--are bonds guaranteed by the Federal National Mortgage Association. These bonds are not guaranteed by the U.S. government.

    FHA DEBENTURES--are debentures issued by the Federal Housing Administration of the U.S. Government and are guaranteed by the U.S. government.

    FHA INSURED NOTES--are bonds issued by the Farmers Home Administration of the U.S. Government and are guaranteed by the U.S. government.

    GNMA CERTIFICATES--are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration and therefore guaranteed by the U.S. government. As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures may result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee. As the prepayment rate of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. The yield which will be earned on GNMA Certificates may vary form their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates. Principal which is so prepaid will be reinvested, although possibly at a lower rate. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium could result in a loss to a Fund. Due to the large amount of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate. If agency securities are purchased at a premium above principal, the premium is not guaranteed by the issuing agency and a decline in the market value to par may result in a loss of the premium, which may be particularly likely in the event of a prepayment. When and if available, U.S. government obligations may be purchased at a discount from face value.

    FHLMC CERTIFICATES AND FNMA CERTIFICATES--are mortgage-backed bonds issued by the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, respectively, and are guaranteed by the U.S. government.

    GSA PARTICIPATION CERTIFICATES--are participation certificates issued by the General Services Administration of the U.S. Government and are guaranteed by the U.S. government.

    NEW COMMUNITIES DEBENTURES--are debentures issued in accordance with the provisions of Title IV of the Housing and Urban Development Act of 1968, as supplemented and extended by Title VII of the Housing and Urban Development Act of 1970, the payment of which is guaranteed by the U.S. government.

    PUBLIC HOUSING BONDS--are bonds issued by public housing and urban renewal agencies in connection with programs administered by the Department of Housing and Urban Development of the U.S. Government, the payment of which is secured by the U.S. government.

    PENN CENTRAL TRANSPORTATION CERTIFICATES--are certificates issued by Penn Central Transportation and guaranteed by the U.S. government.

    SBA DEBENTURES--are debentures fully guaranteed as to principal and interest by the Small Business Administration of the U.S. government.

    WASHINGTON METROPOLITAN AREA TRANSIT AUTHORITY BONDS--are bonds issued by the Washington Metropolitan Area Transit Authority. Some of the bonds issued prior to 1993 are guaranteed by the U.S. government.

    FHLMC BONDS--are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation. These bonds are not guaranteed by the U.S. government.

    FEDERAL HOME LOAN BANK NOTES AND BONDS--are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. government.

    STUDENT LOAN MARKETING ASSOCIATION ("SALLIE MAE") NOTES AND BONDS--are notes and bonds issued by the Student Loan Marketing Association and are not guaranteed by the U.S. government.

    D.C. ARMORY BOARD BONDS--are bonds issued by the District of Columbia Armory Board and are guaranteed by the U.S. government.

    EXPORT-IMPORT BANK CERTIFICATES--are certificates of beneficial interest and participation certificates issued and guaranteed by the Export-Import Bank of the U.S. and are guaranteed by the U.S. government.

    In the case of securities not backed by the "full faith and credit" of the U.S. government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. government itself in the event the agency or instrumentality does not meet its commitments.

    Investments may also be made in obligations of U.S. government agencies or instrumentalities other than those listed above.

                                   APPENDIX B

                            DESCRIPTION OF RATINGS*

               DESCRIPTION OF MOODY'S FOUR HIGHEST BOND RATINGS:

    Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa--Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          DESCRIPTION OF STANDARD & POOR'S FOUR HIGHEST BOND RATINGS:

    AAA--Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

    AA--Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

    A--Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

    PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      DESCRIPTION OF STANDARD & POOR'S RATINGS OF TAX-EXEMPT DEMAND BONDS:

    A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

    - Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).
    - Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

-------------------
* As described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

    Note rating symbols are as follows:

    SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

    SP-2--Satisfactory capacity to pay principal and interest.

    SP-3--Speculative capacity to pay principal and interest.

    Standard & Poor's assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

    The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/B-1+"). For the newer "demand notes," S&P's note rating symbols, combined with the commercial paper symbols, are used (for example, "SP-1+/A-1+").

     DESCRIPTION OF STANDARD & POOR'S TWO HIGHEST COMMERCIAL PAPER RATINGS:

    A--Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

    A-1--This rating indicates a fund has strong capacity to meet its financial commitments. Standard & Poor's rate it in the highest category. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is extremely stong.

    A-2--This rating indicates a fund has satisfactory capacity to meet its financial commitments. However it is somewhat more susceptible to the adverse affects of changes in circumstances and economic conditions than obligors in the highest rating category.

          DESCRIPTION OF MOODY'S TWO HIGHEST COMMERCIAL PAPER RATINGS:

    Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
Prime-1, Prime-2 and Prime-3.

    ISSUERS RATED PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:
(1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well-established access to a range of financial markets and assured sources of alternate liquidity.

    ISSUERS RATED PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

           DESCRIPTION OF FITCH'S RATINGS OF TAX-EXEMPT DEMAND BONDS

BOND RATINGS

    The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issuer, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's financial strength and credit quality.

    AAA--Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

    AA--Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1.

    A--Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

    BBB--Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

    Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

SHORT-TERM RATINGS

    Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

    Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

    F-1+--Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

    F-1--Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

    F-2--Good Credit Quality. Issues carrying this rating have satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

    F-3--Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near term adverse changes could cause these securities to be rated below investment grade.

                                 JPMORGAN FUNDS

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION
                                                               FEBRUARY 28, 2002

                               MUTUAL FUND GROUP

          JPMORGAN FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND

                      522 FIFTH AVENUE, NEW YORK, NY 10036

    This Statement of Additional Information is not a Prospectus, but contains Additional Information which should be read in conjunction with the Prospectuses dated February 28, 2002 for the Fund listed above, as supplemented from time to time. Additionally, this Statement of Additional Information incorporates by reference the Financial Statements included in the Shareholder Reports relating to the Fund listed above dated October 31, 2001. The Prospectuses and the Financial Statements, including the Independent Accountants' Reports are available, without charge upon request from J.P. Morgan Fund Distributors, Inc. ("JPMFD") or the Funds' distributor (the "Distributor"), Attention: Mutual Fund Group, at 1211 Avenue of the Americas, New York, NY 10036.

    For more information about the Fund, or the financial statements, simply call or write the JPMorgan Funds Service Center at:

For Select, Class A, B and C Shares:         For Institutional Shares:
JPMorgan Funds Service Center                JPMorgan Institutional Funds
P.O. Box 219392                              Service Center
Kansas City, MO 69121-9392                   500 Stanton Christiana Road
1-800-348-4782                               Newark, Delaware 19713
                                             1-800-766-7722

                                                                 SAI-TAIOMFG-302

TABLE OF CONTENTS                                   PAGE
--------------------------------------------------------

General...........................................    3
Investment Objective and Policies.................    3
Investment Restrictions...........................   15
Management of the Trust and the Fund..............   16
Code of Ethics....................................   23
Investment Adviser................................   23
Administrator.....................................   25
Distribution Plans................................   26
Distributor.......................................   27
Financial Professionals...........................   28
Shareholder Servicing Agent, Transfer Agent and
  Custodian.......................................   29
Independent Accountants...........................   30
Expenses..........................................   30
Purchases, Redemptions and Exchanges..............   30
Dividends and Distributions.......................   35
Net Asset Value...................................   36
Portfolio Transactions and Brokerage Allocation...   37
Performance Data..................................   38
Massachusetts Business Trust......................   39
Description of Shares, Voting Rights and
  Liabilities.....................................   40
Certain Regulatory Matters........................   41
Distributions: Tax Matters........................   41
Additional Information............................   48
Financial Statements..............................   48
Appendix A--Description of Security Ratings.......  A-1

                                    GENERAL

    This Statement of Additional Information relates only to the JPMorgan Fleming Tax Aware International Opportunities Fund (the "Fund"). The Fund is a series of Mutual Fund Group, an open-end management investment company organized as a Massachusetts business trust (the "Trust") on May 11, 1987. The Trustees of the Trust have authorized the issuance and sale of up to five classes of the
Fund: Institutional Class, Select Class, Class A, Class B and Class C Shares.

    This Statement of Additional Information provides additional information with respect to the Fund and should be read in conjunction with the Fund's current Prospectuses (the "Prospectuses"). Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectuses. The Fund's executive offices are located at 522 Fifth Avenue, New York, NY 10036.

    The Fund is advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Adviser").

    Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank ("Morgan"), an affiliate of the Adviser and J.P. Morgan Chase & Co. ("J.P. Morgan Chase"), or any other bank. Shares of the Fund are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in the Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

                       INVESTMENT OBJECTIVES AND POLICIES

                                    GENERAL

    The Prospectuses set forth the investment policies of the Fund. The following discussion supplements the information regarding the investment objective of the Fund and should be read in conjunction with the related sections of the Prospectuses.

    The Fund is designed for long-term investors who want to invest in an actively managed portfolio of common stocks and other equity securities of non-U. S. companies, including companies located in emerging markets. The Fund's investment objective is to provide high after-tax total return by investing in equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

    The Fund seeks to achieve its investment objective by balancing investment considerations and tax considerations. The Fund also seeks to achieve returns primarily in the form of price appreciation (which is not subject to current tax until the Fund sells the appreciated security). In addition, the Fund seeks to minimize income distributions and distributions of realized short-term gains (taxed as ordinary income).

                        INVESTMENT PROCESS FOR THE FUND

    Stock selection: JPMIM's international equity analysts and emerging markets equity analysts, each an industry and country specialist, forecast normalized earnings, dividend payouts and cash flows for non-U. S. companies, taking a long-term perspective rather than the short time frame common to consensus estimates. These forecasts are converted into comparable expected returns by a dividend discount model, and then companies are ranked from most to least attractive by industry. A diversified portfolio is constructed using disciplined buy and sell rules. The portfolio manager's objective is to concentrate the Fund's purchases in the stocks deemed most undervalued. Stocks generally become a candidate for sale when they fall into the bottom half of JPMIM's rankings. Where available, warrants and convertibles may be purchased instead of common stock if they are deemed a more attractive means of investing in an undervalued company.

    Currency management: JPMIM actively manages the currency exposure of the Fund's investments in developed countries, in conjunction with country and stock allocation, with the goal of protecting and possibly enhancing the Fund's return. JPMIM's currency decisions are supported by a proprietary tactical model which forecasts currency movements based on an analysis of four fundamental factors--trade balance trends, purchasing power parity, real short-term interest differentials and real bond yields--plus a technical factor designed to improve the timing of transactions. Combining the output of this model with a subjective assessment of economic, political and market factors, JPMIM's currency specialists recommend currency strategies that are implemented in conjunction with the Fund's investment strategy.

    Country allocation (developed countries): The Fund's country weightings primarily result from its stock selection decisions and may vary significantly from the Morgan Stanley Capital International (MSCI) All Country World Index Free Index (ex-U.S.), the Fund's benchmark.

              QUALITY AND DIVERSIFICATION REQUIREMENTS OF THE FUND

    The Fund intends to meet the diversification requirements of the 1940 Act. To meet these requirements, 75% of the assets of the Fund are subject to the following fundamental limitations: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to the Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

    The Fund will also comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Distributions: Tax Matters."

    The Fund may invest in convertible debt securities, for which there are no specific quality requirements. In addition, at the time the Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's, or the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's, or if no such ratings are available, the investment must be of comparable quality in JPMIM's opinion. At the time the Fund invests in any other short-term debt securities, they must be rated A or higher by Moody's or Standard & Poor's, or if unrated, the investment must be of comparable quality in JPMIM's opinion. See Appendix A for a discussion of these standards.

    In determining suitability of investment in a particular unrated security, JPMIM takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

                           TAX MANAGEMENT TECHNIQUES

    The Fund uses JPMIM's proprietary tax sensitive optimization model which is designed to reduce, but not eliminate, the impact of capital gains taxes on shareholders' after tax total returns. The Fund will try to minimize the realization of net short-term and long-term capital gains by matching securities sold at a gain with those sold at a loss to the extent practicable. In addition, when selling a portfolio security, the Fund will generally select the highest cost basis shares of the security to reduce the amount of realized capital gains. Because the gain on securities that have been held for more than one year is subject to a lower federal income tax rate, these securities will generally be sold before securities held less than one year. The use of these tax management techniques will not necessarily reduce the Fund's portfolio turnover rate or prevent the Fund from selling securities to the extent warranted by shareholder transactions, actual or anticipated economic, market or issuer-specific developments or other investment considerations. However, the annual portfolio turnover rate of the Fund is generally not expected to exceed 100%.

    The various types of securities in which the Fund may invest are described below.

                               EQUITY INVESTMENTS

    The Fund invests primarily in Equity Securities consisting of exchange-traded, over-the-counter ("OTC") and unlisted common and preferred stocks. A discussion of the various types of equity investments, which may be purchased by the Fund, appears below. See also "Quality and Diversification Requirements."

    EQUITY SECURITIES. The Equity Securities in which the Fund may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.

    Preferred Stock are securities that represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the corporation's earnings or assets.

    The convertible securities in which the Fund may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

    The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

                             COMMON STOCK WARRANTS

    The Fund may invest in common stock warrants that entitle the holder to buy common stock from the issuer at a specific price (the strike price) for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock.

    Warrants generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. A warrant will expire worthless if it is not exercised prior to the expiration date.

                              FOREIGN INVESTMENTS

    The Fund makes substantial investments in foreign countries. Investors should realize that the value of the Fund's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

    Generally, investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on foreign investments as compared to dividends and interest paid to the Fund by domestic companies.

    In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, the Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

    Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other similar securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.

    Holders of an unsponsored depositary receipt generally bear all costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

    Since investments in foreign securities may involve foreign currencies, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. The Fund may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage the Fund's currency exposure related to foreign investments.

    The Fund may also invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Fund's investments in those countries and the availability to the Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Fund's investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

    FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the Fund buys and sells securities and receives interest and dividends in currencies other than the U.S. dollar, the Fund may enter from time to time into foreign currency exchange transactions. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies. The cost of the Fund's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

    A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contracts. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement, and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

    The Fund may enter into forward foreign currency exchange contracts in connection with settlements of securities transactions and other anticipated payments or receipts. In addition, from time to time, JPMIM may reduce the Fund's foreign currency exposure by entering into forward foreign currency exchange contracts to sell a foreign currency in exchange for the U.S. dollar. The Fund may also enter into forward foreign currency exchange contracts to adjust their currency exposure relative to their benchmarks. Forward foreign currency exchange contracts may involve the purchase or sale of a foreign currency in exchange for U.S. dollars or may involve two foreign currencies.

    Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Fund to assume the risk of fluctuations in the value of the currency purchased vis a vis the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

                            MONEY MARKET INSTRUMENTS

    Although the Fund intends, under normal circumstances and to the extent practicable, to be fully invested in equity securities, the Fund may invest in money market instruments to the extent consistent with its investment objective and policies. The Fund may invest in money market instruments to invest temporary cash balances, to maintain liquidity to meet redemptions or as a defensive measure during, or in anticipation of, adverse market conditions. A description of the various types of money market instruments that may be purchased by the Fund appears below. See "Quality and Diversification Requirements of the Fund."

                            U.S. TREASURY SECURITIES

    The Fund may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

                     ADDITIONAL U.S. GOVERNMENT OBLIGATIONS

    The Fund may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and
(iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

                         FOREIGN GOVERNMENT OBLIGATIONS

    The Fund, subject to its investment policy, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in the U.S. dollar or in another currency. See "Foreign Investments."

                                BANK OBLIGATIONS

    Unless otherwise noted below, the Fund may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $1 billion in total assets and are organized under the laws of the United States or any state,
(ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). The Fund will not invest in obligations for which JPMIM, or any of its affiliated persons, is the ultimate obligor or accepting bank. The Fund may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

                                COMMERCIAL PAPER

    The Fund may invest in commercial paper. Commercial paper is defined as short-term obligations with maturities generally between 2 to 270 days issued by banks, corporations, or other borrowers with temporary idle cash. A specific type of commercial paper that the Fund may invest in is known as master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and JPMorgan Chase Bank, an affiliate acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by JPMorgan Chase Bank or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. JPMorgan Chase Bank, an affiliate of the Adviser, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand, which is continuously monitored by JPMorgan Chase Bank. Since master demand obligations typically are not rated by credit rating agencies, the Fund may invest in such unrated obligations only if, at the time of investment, the obligation is determined by the Adviser to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund does not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of JPMorgan Chase Bank to whom JPMorgan Chase Bank, an affiliate of JPMIM, in its capacity as a commercial bank, has made a loan.

                             REPURCHASE AGREEMENTS

    The Fund may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by JPMIM. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the agreement is in effect and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than thirteen months. The securities that are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Fund will

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always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement plus accrued interest, and the Fund will make payments for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by the Fund may be delayed or limited.

                   CORPORATE BONDS AND OTHER DEBT SECURITIES

    The Fund may invest in bonds and other debt securities of domestic and foreign issuers to the extent consistent with its investment objective and policies.

                            ASSET-BACKED SECURITIES

    Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which the Fund may invest are subject to the Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

                        OPTIONS AND FUTURES TRANSACTIONS

    EXCHANGE TRADED AND OTC OPTIONS. All options purchased or sold by the Fund will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by the Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, the Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

    Provided that the Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, the Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may purchase or sell (write) futures contracts and may purchase and sell (write) put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities and indexes of equity securities.

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    Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract, as does a purchaser or seller of a futures contract.

    The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by the Fund are paid by the Fund into a segregated account, in the name of the Futures Commission Merchant, as required by the 1940 Act and the SEC's interpretations thereunder.

    COMBINED POSITIONS. The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

    CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

    Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

    LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions and could potentially require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

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    POSITION LIMITS.  Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, the Fund or JPMIM may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

    ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. Although the Fund will not be a commodity pool, certain derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such derivatives. The Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

    In addition, the Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

                        SWAPS AND RELATED SWAP PRODUCTS

    The Fund may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

    The Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. The Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that the Fund may be required to pay.

    Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

    The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a

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floating rate of interest (e.g., 3 month LIBOR) calculated based on a
$10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event the Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by the Fund, payments by the parties will be exchanged on a "net basis," and the Fund will receive or pay, as the case may be, only the net amount of the two payments.

    The amount of the Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on the Fund's potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

    The use of swap transactions, caps, floors and collars involves investment techniques and risks, which are different from those, associated with portfolio security transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of the Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to the Fund or that the Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to the Fund.

    JPMIM will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

    The Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of the Fund's accrued obligations under the agreement.

    The Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by JPMIM. If a counterparty defaults, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

    The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

    During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

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    The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which the Fund may engage in such transactions.

                             ADDITIONAL INVESTMENTS

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and no interest accrues to the Fund until settlement takes place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and reflect the value each day of such securities in determining its net asset value. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund will maintain with the custodian a segregated account with liquid assets, consisting of cash or other liquid assets, in an amount at least equal to such commitments. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other fund obligation, incur a gain or loss due to market fluctuation. Also, the Fund may be disadvantaged if the other party to the transaction defaults.

    INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by the Fund to the extent permitted under the 1940 Act or any order pursuant thereto. These limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company,
(ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund, provided however, that the Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

    The Securities and Exchange Commission ("SEC") has granted the Fund an exemptive order permitting it to invest its uninvested cash in any affiliated money market funds. The order sets the following conditions: (1) the Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) JPMIM will waive and/or reimburse its advisory fee from the Fund in an amount sufficient to offset any doubling up of investment advisory and shareholder servicing fees.

    REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act, a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for the Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, the Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period that exceeds the duration of the reverse repurchase agreement. The Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. All forms of borrowing (including reverse repurchase agreement) are limited in the aggregate and must not exceed 33-1/3% of the Fund's total assets. See "Investment Restrictions."

    LOANS OF PORTFOLIO SECURITIES. The Fund is permitted to lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Fund at least

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equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its respective shareholders. The Fund may pay reasonable finders' and custodial fees in connection with a loan. In addition, the Fund will consider all facts and circumstances before entering into such an agreement including the creditworthiness of the borrowing financial institution, and the Fund will not make any loans in excess of one year. The Fund will not lend its securities to any officer, Trustee, Director, employee or other affiliate of the Fund, JPMIM or the Fund's distributor, unless otherwise permitted by applicable law. All forms of borrowing (including reverse repurchase agreement) are limited in the aggregate must not exceed 33-1/3% of the Fund's total assets.

    ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED
SECURITIES. The Fund may not acquire any illiquid securities if, as a result thereof, more than 15% of its net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, the Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Fund. The price the Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will reflect any limitations on their liquidity.

    As to illiquid investments, these restricted holdings are subject to the risk that the Fund will not be able to sell them at a price the Fund deems representative of their value. If a restricted holding must be registered under the Securities Act of 1933, as amended (the "1933 Act"), before it may be sold, the Fund may be obligated to pay all or part of the registration expenses. Also, a considerable period may elapse between the time of the decision to sell and the time the Fund is permitted to sell a holding under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

                                RISK MANAGEMENT

    The Fund may employ non-hedging risk management techniques. Risk management strategies are used to keep the Fund fully invested and to reduce the transaction costs associated with cash flows into and out of the Fund. Examples of risk management strategies include synthetically altering a portfolio's exposure to the equity markets of particular countries by purchasing futures contracts on the stock indices of those countries to increase exposure to their equity markets. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

                               PORTFOLIO TURNOVER

    The Fund's portfolio turnover rate will not likely exceed 100%. A rate of 100% indicates that the equivalent of all of the Fund's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial capital gain net income. To the extent that net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Taxes."

    The portfolio turnover rate for the Fund for the period April 30, 2001 (commencement of operations) through October 31, 2001 was 43%.

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                            INVESTMENT RESTRICTIONS

                              FUNDAMENTAL POLICIES

    The investment restrictions below have been adopted by the Trust with respect to the Fund. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.

    The Fund:

        1. May not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940.

        2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

        3. May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;

        4. May not borrow money, except to the extent permitted by applicable law;

        5. May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

        6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may

            (a) invest in securities or other instruments directly or indirectly secured by real estate, and
            (b) invest in securities or other instruments issued by issuers that invest in real estate;

        7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

        8. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

                    NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

    The investment restrictions described below are not fundamental policies of the Fund and may be changed by its Trustees. These non-fundamental investment policies require that the Fund:

        (i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;

        (ii) May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules; and

        (iii) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

    There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

    For purposes of fundamental investment restrictions regarding industry concentration, JPMIM may classify issuers by industry in accordance with classifications set forth in the DIRECTORY OF COMPANIES FILING ANNUAL REPORTS WITH THE SECURITIES AND EXCHANGE COMMISSION or other sources. In the absence of such classification or if JPMIM determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, JPMIM may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

                      MANAGEMENT OF THE TRUST AND THE FUND

                                    TRUSTEES

    The Trustees of the Fund, together with information regarding their positions with the Fund, principal occupations and other board memberships and affiliations, are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.

                                                                           NUMBER OF
                                                                         PORTFOLIOS IN
                                                                         FUND COMPLEX
  NAME (AGE); POSITIONS WITH            PRINCIPAL OCCUPATIONS DURING      OVERSEEN BY         OTHER DIRECTORSHIPS HELD
  THE FUND (SINCE)                              PAST 5 YEARS                TRUSTEE             OUTSIDE FUND COMPLEX
  ----------------                     -------------------------------  ---------------  ----------------------------------
  INDEPENDENT TRUSTEES
  William J. Armstrong (60); Trustee   Retired; Vice President &              77         None
    (1987)                             Treasurer of Ingersoll-Rand
                                       Company

  Roland E. Eppley, Jr. (69); Trustee  Retired                                77         Trustee of Janel Hydraulics, Inc.
    (1989)                                                                               (1993-Present)

  Ann Maynard Gray (56); Trustee       Retired; Vice-President of             77         Director of Duke Energy
    (2001)                             Capital Cities/ABC, Inc.                          Corporation (1997-Present);
                                       (1986-1998); President of                         Director of Elan Corporation Plc
                                       Diversified Publishing Group                      (2001-Present); Director of The
                                       (1991-1997);                                      Phoenix Companies (2002)

  Matt Healey (63); Trustee and        Retired; Chief Executive               77         None
    President of the Board of Trustee  Officer of certain trust in
    (2001)                             J.P. Morgan funds (1982-2001)

  Fergus Reid, III (69); Chairman of   Chairman & Chief Executive             77         Trustee of Morgan Stanley Funds
    the Board (1987)                   Officer of Lumelite Corporation                   (1995-Present)

  James J. Schonbachler (59); Trustee  Retired; Managing Director of          77         Director of Jonathans Landing Golf
    (2001)                             Bankers Trust Company                             Club, Inc. (2001-Present)
                                       (financial services)
                                       (1968-1998); Group Head and
                                       Director of Bankers Trust,
                                       A.G., Zurich and BT Brokerage
                                       Corp. (financial services)

                                                                           NUMBER OF
                                                                         PORTFOLIOS IN
                                                                         FUND COMPLEX
  NAME (AGE); POSITIONS WITH            PRINCIPAL OCCUPATIONS DURING      OVERSEEN BY         OTHER DIRECTORSHIPS HELD
  THE FUND (SINCE)                              PAST 5 YEARS                TRUSTEE             OUTSIDE FUND COMPLEX
  ----------------                     -------------------------------  ---------------  ----------------------------------
  H. Richard Vartabedian (66);         Investment Management                  77         None
    Trustee (1992)                     Consultant

  INTERESTED TRUSTEE

  Leonard M. Spalding (66); Trustee    Retired; Chief Executive               77         Director of Greenview Trust Co.
    (1998)*                            Officer of Chase Mutual Funds
                                       (1989-1998); President & Chief
                                       Executive Officer of Vista
                                       Capital Management (investment
                                       management); Chief Investment
                                       Executive of Chase Manhattan
                                       Private Bank (investment
                                       management)

  * Mr. Spalding is deemed to be an interested person due to his ownership of J.P. Morgan Chase & Co. stock.

    Each Trustee is elected to serve for an indefinite term. The Trustees decide upon general policies and are responsible for overseeing the Trust's business affairs. The Board of Trustees presently has Audit, Valuation, Investment, and Governance Committees. The members of the Audit Committee are Messrs. Armstrong (Chairman), Eppley and Reid and Ms. Gray. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met four times during the fiscal year ended October 31, 2001. The members of the Valuation Committee are Messrs. Healey (Chairman), Spalding, Schonbachler and Armstrong. The function of the Valuation Committee is to oversee the fair value of the Funds' portfolio securities as necessary. The members of the Investment Committee are Messrs. Spalding (Chairman), Vartabedian and Healey and Ms. Gray. The function of the Investment Committee is to oversee the Adviser's investment program. The Investment Committee met once during the fiscal year end October 31, 2001. The members of the Governance Committee are Messrs. Vartabedian (Chairman), Schonbachler, Eppley and Reid. The function of the Governance Committee is to nominate trustees for the Board to consider and to address Trustee compensation issues. The Governance Committee will consider nominees recommended by shareholders but has no procedures currently in place for doing such. The Governance Committee met once during the fiscal year end October 31, 2001.

    The following table shows the dollar range of each Trustee's beneficial ownership as of December 31, 2001 in the Fund and each Trustee's aggregate ownership in any Funds that the Trustee oversees in the complex:

                                                        OWNERSHIP OF                AGGREGATE OWNERSHIP OF ALL FUNDS IN THE
NAME OF TRUSTEE                                           THE FUND                                  COMPLEX
---------------                           ----------------------------------------  ----------------------------------------
William J. Armstrong                                        None                                 Over $100,000
Roland E. Eppley, Jr.                                       None                                 Over $100,000
Ann Maynard Gray                                            None                                $10,000--$50,000
Matt Healey                                                 None                                 Over $100,000
Fergus Reid, III                                            None                                 Over $100,000
James J. Schonbachler                                       None                               $50,000--$100,000
Leonard M. Spalding                                         None                                 Over $100,000
H. Richard Vartabedian                                      None                                 Over $100,000

   As of December 31, 2001, none of the independent Trustees or their immediate family members owned securities of the Adviser or the Distributor or any of their affiliates (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.

    Each Trustee is currently paid an annual fee of $120,000 for serving as Trustee of the Fund and the JPMorgan Fund Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Board of Trustees of the JPMorgan Fund Complex, Mr. Reid is paid an additional $130,000. For his services as President of the Board of Trustees of the JPMorgan Fund Complex, Mr. Healey is paid an additional $40,000. For his services as the Chairman of the Governance Committee of the JPMorgan Fund Complex, Mr. Vartabedian is paid an additional $40,000. The Trustees may hold various other directorships unrelated to the JPMorgan Fund Complex.

    Trustee compensation expenses paid by the Trust and the JPMorgan Fund Complex for the calendar year ended December 31, 2001 are set forth below:

                                     AGGREGATE TRUSTEE
                                     COMPENSATION PAID   PENSION OR RETIREMENT
                                        BY THE FUND     BENEFITS ACCRUED BY THE   TOTAL COMPENSATION PAID
                                        DURING 2001         "FUND COMPLEX"        FROM "FUND COMPLEX" (1)
                                     -----------------  -----------------------  -------------------------
William J. Armstrong, Trustee              $138                 $30,616                  $106,500
Roland R. Eppley, Jr., Trustee              138                 $44,137                  $107,500
Ann Maynard Gray, Trustee                  $ 86                      NA                  $100,000
Matthew Healey, Trustee (2)                $115                      NA                  $116,665
Fergus Reid, III, Chairman                  301                 $85,527                  $240,415
James J. Schonbachler, Trustee             $ 86                      NA                  $100,000
Leonard M. Spalding, Jr., Trustee*           15                 $27,891                  $102,000
H. Richard Vartabedian, Trustee             193                 $66,879                  $153,865

  * Mr. Spalding is deemed to be an "interested person" due to his ownership of equity securities of affiliates of J.P. Morgan Chase.
 ** On February 22, 2001, the Board of Trustees voted to terminate the Retirement Plan.
(1) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The JPMorgan Fund Complex for which the Trustees serve includes 10 investment companies.
(2) Pierpont Group, Inc., which provided services to the former J.P. Morgan Family of Funds, paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $115,500, contributed $17,300 to a defined contribution plan on his behalf and paid $5,000 in insurance premiums for his benefit.

    The Trustees of the former Chase Vista Funds instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the board of trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser of certain former Chase Vista Funds and its affiliates (collectively, the "Covered Funds"). Each Eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (1) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any Covered Funds and (2) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee. On February 22, 2001, the Board of Trustees voted to terminate the Plan and in furtherance of this determination agreed to pay Trustees an amount equal, in the aggregate, to $10.95 million, of which $5.3 million had been previously accrued by the Covered Funds. The remaining $5.65 million was reimbursed by Chase. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian received $1,027,673, $800,600, $2,249,437, $463,798 and $1,076,927, respectively, in connection with the termination. Each nominee has elected to defer receipt of such amount pursuant to the Deferred Compensation Plan for Eligible Trustees.

    The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of any of the Funds, the Adviser, the Administrator or Distributor or any of their affiliates) may enter into agreements with the Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death.
Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian are the only Trustees who have elected to defer compensation under such plan.

    The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter, unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                                    OFFICERS

    The Funds' executive officers (listed below), other than the officers who are employees of the Adviser or one of its affiliates, are provided and compensated by J.P. Morgan Fund Distributors, Inc. a subsidiary of The BISYS Group, Inc. The officers conduct and supervise the business operations of the Fund. The Fund has no employees.

    The officers of the Fund, together with information regarding their positions held with the Fund, principal occupations and other memberships and affiliations are shown below. The contact address for each of the officers unless otherwise noted is 522 Fifth Avenue, New York, NY 10036.

            NAME (AGE),                                                   NUMBER OF
        POSITIONS HELD WITH              PRINCIPAL OCCUPATIONS          PORTFOLIOS IN           OTHER POSITIONS HELD
         THE FUNDS (SINCE)                DURING PAST 5 YEARS            FUND COMPLEX           OUTSIDE FUND COMPLEX
-----------------------------------  ------------------------------  --------------------  ------------------------------
George Gatch (39),                   Managing Director, J.P. Morgan           82           None
President (2001)                     Investment Management Inc. and
                                     J.P. Morgan Fleming Asset
                                     Management (USA) Inc.; Head of
                                     J.P. Morgan Fleming's U.S.
                                     Mutual Funds and Financial
                                     Intermediaries Business; he
                                     has held numerous positions
                                     throughout the firm in
                                     business management, marketing
                                     and sales.
David Wezdenko (38),                 Vice President, J.P. Morgan              82           None
Treasurer (2001)                     Investment Management Inc. and
                                     J.P. Morgan Fleming Asset
                                     Management (USA) Inc.; Chief
                                     Operating Officer for J.P.
                                     Morgan Fleming's U.S. Mutual
                                     Funds and Financial
                                     Intermediaries Business; since
                                     joining J.P. Morgan Chase in
                                     1996, he has held numerous
                                     financial and operation
                                     related positions supporting
                                     the J.P. Morgan pooling funds
                                     business.

            NAME (AGE),                                                   NUMBER OF
        POSITIONS HELD WITH              PRINCIPAL OCCUPATIONS          PORTFOLIOS IN           OTHER POSITIONS HELD
         THE FUNDS (SINCE)                DURING PAST 5 YEARS            FUND COMPLEX           OUTSIDE FUND COMPLEX
-----------------------------------  ------------------------------  --------------------  ------------------------------
Sharon Weinberg (42),                Vice President, J.P. Morgan              82           None
Secretary (2001)                     Investment Management Inc. and
                                     J.P. Morgan Fleming Asset
                                     Management (USA) Inc.; Head of
                                     Business and Product Strategy
                                     for J.P. Morgan Fleming's U.S.
                                     Mutual Funds and Financial
                                     Intermediaries Business; since
                                     joining J.P. Morgan Chase in
                                     1996, she has held numerous
                                     positions through out the
                                     asset management business in
                                     mutual funds marketing, legal
                                     and product development.
Michael Moran (32),                  Vice President, J.P. Morgan              82           None
Vice President (2001)                Investment Management Inc. and
                                     J.P. Morgan Fleming Asset
                                     Management (USA) Inc.; Chief
                                     Financial Officer of J.P.
                                     Morgan Fleming's U.S. Mutual
                                     Funds and Financial
                                     Intermediaries Business
Stephen Ungerman (48),               Vice President, J.P. Morgan              82           None
Vice President and Assistant (2001)  Investment Management Inc. and
                                     J.P. Morgan Fleming Asset
                                     Management (USA) Inc.; Head of
                                     the Fund Service Group within
                                     Fund Administration; prior to
                                     J.P. Morgan Chase in 2000, he
                                     held a number of senior
                                     management positions in
                                     Prudential Insurance Co. of
                                     America's asset management
                                     business, including Assistant
                                     General counsel, Tax Director,
                                     and Co-head of Fund
                                     Administration Department; Mr.
                                     Ungerman was also the
                                     Assistant Treasurer of all
                                     mutual funds managed by
                                     Prudential.
Judy R. Bartlett (36),               Vice President and Assistant             82           None
Vice President and Assistant         General Counsel, J.P. Morgan
Secretary (2001)                     Investment Management Inc. and
                                     J.P. Morgan Fleming Asset
                                     Management (USA) Inc., since
                                     September 2000; from August
                                     1998 through August 2000, Ms.
                                     Bartlett was an attorney at
                                     New York Life Insurance
                                     Company where she served as
                                     Assistant Secretary for the
                                     Mainstay Funds; from October
                                     1995 through July 1998, Ms.
                                     Bartlett was an associate at
                                     the law firm of Wilkie Far &
                                     Gallagher.
Joseph J. Bertini (36),              Vice President and Assistant             82           None
Vice President and Assistant         General Counsel, J.P. Morgan
Secretary (2001)                     Investment Management Inc. and
                                     J.P. Morgan Fleming Asset
                                     Management (USA) Inc.; prior
                                     to October of 1997, he was an
                                     attorney in the Mutual Fund
                                     Group at SunAmerica Asset
                                     Management Inc.

            NAME (AGE),                                                   NUMBER OF
        POSITIONS HELD WITH              PRINCIPAL OCCUPATIONS          PORTFOLIOS IN           OTHER POSITIONS HELD
         THE FUNDS (SINCE)                DURING PAST 5 YEARS            FUND COMPLEX           OUTSIDE FUND COMPLEX
-----------------------------------  ------------------------------  --------------------  ------------------------------
Paul M. DeRusso (47),                Vice President, J.P. Morgan              82           None
Assistant Treasurer (2001)           Investment Management Inc. and
                                     J.P. Morgan Fleming Asset
                                     Management (USA) Inc.; Manager
                                     of the Budgeting and Expense
                                     Group of Funds Administration
                                     Group.
Lai Ming Fung (27),                  Associate, J.P. Morgan                   82           None
Assistant Treasurer (2001)           Investment Management Inc. and
                                     J.P. Morgan Fleming Asset
                                     Management (USA) Inc.;
                                     Budgeting Analyst for the
                                     Budgeting and Expense Group of
                                     Funds Administration Group.
Mary Squires (47),                   Vice President, J.P. Morgan              82           None
Assistant Treasurer (2001)           Investment Management Inc. and
                                     J.P. Morgan Fleming Asset
                                     Management (USA) Inc.;
                                     Ms. Squires has held numerous
                                     financial and operations
                                     positions supporting the J.P.
                                     Morgan Chase organization
                                     complex.
Nimish S. Bhatt (38),                Senior Vice President of the             82           Treasurer & Principal
Assistant Treasurer (2001)*          Fund Administration and                               Accounting Officer of BNY
                                     Financial Services of BISYS                           Hamilton Funds, Inc.,
                                     Investment Services, Inc.,                            Treasurer of Summit Investment
                                     since November 2000; various                          Trust and Principal Financial
                                     positions held within BISYS                           and Accounting Officer and
                                     prior to since 1996, including                        Comptroller of Variable
                                     Vice President and Director of                        Insurance Funds
                                     International Operation, Vice
                                     President of Financial
                                     Administration and Vice
                                     President of Tax.
Arthur A. Jensen (35),               Vice President of Financial              82           None
Assistant Treasurer (2001)*          Services of BISYS Investment
                                     Services, Inc., since June
                                     2001; formerly Section Manager
                                     at Northern Trust Company and
                                     Accounting Supervisor at
                                     Allstate Insurance Company.
Martin R. Dean (38),                 Vice President of                        82           Secretary of Eureka Funds
Assistant Treasurer (2001)*          Administration Services of
                                     BISYS Investment Services,
                                     Inc.
Alaina Metz (34),                    Chief Administrative Officer             82           Assistant Secretary of Old
Assistant Secretary (2001)*          of BISYS Fund Services, Inc.;                         National Fund, Assistant
                                     formerly, Supervisor of the                           Secretary of 1st Source
                                     Blue Sky Department of                                Monogram Funds, Assistant
                                     Alliance Capital Management                           Secretary of Alpine Equity
                                     L.P.                                                  Trust, Assistant Secretary of
                                                                                           Ambassador Funds, Assistant
                                                                                           Secretary of American
                                                                                           Independence Funds Trust,
                                                                                           Assistant Secretary of
                                                                                           American Performance,
                                                                                           Assistant Secretary of AmSouth
                                                                                           Funds, Assistant Clerk of Barr
                                                                                           Rosenberg Series Trust,
                                                                                           Chairman of Barr Rosenberg
                                                                                           Variable Insurance Trust,
                                                                                           Assistant Secretary of BB&T
                                                                                           Funds, Assistant Secretary of
                                                                                           BNY Hamilton Funds, Inc.,
                                                                                           Assistant Secretary of Brenton

            NAME (AGE),                                                   NUMBER OF
        POSITIONS HELD WITH              PRINCIPAL OCCUPATIONS          PORTFOLIOS IN           OTHER POSITIONS HELD
         THE FUNDS (SINCE)                DURING PAST 5 YEARS            FUND COMPLEX           OUTSIDE FUND COMPLEX
-----------------------------------  ------------------------------  --------------------  ------------------------------
                                                                                           Mutual Funds, Assistant
                                                                                           Secretary of Citizens Funds,
                                                                                           Assistant Secretary of Counter
                                                                                           Bond Fund, Assistant Secretary
                                                                                           of Empire Builder Tax Free
                                                                                           Bond Fund, Assistant Secretary
                                                                                           of Eureka Funds, Assistant
                                                                                           Secretary of Gartmore Mutual
                                                                                           Funds (GMF) Assistant
                                                                                           Secretary of Gartmore Variable
                                                                                           Insurance Trust (GVIT),
                                                                                           Assistant Secretary of
                                                                                           Governor Funds, Assistant
                                                                                           Secretary of Hirtle Callaghan
                                                                                           Trust, Assistant Secretary of
                                                                                           HSBC Advisor Funds Trust
                                                                                           (Class Y - Onshore Feeder
                                                                                           Funds), Assistant Secretary of
                                                                                           HSBC Family of Funds,
                                                                                           Assistant Secretary of HSBC
                                                                                           Investor Funds, Assistant
                                                                                           Secretary of Kensington Funds,
                                                                                           Assistant Secretary of Kent
                                                                                           Funds, Chairman of LEADER
                                                                                           Mutual Funds, Assistant
                                                                                           Secretary of Metamarkets.com,
                                                                                           Assistant Secretary of Meyers
                                                                                           Investment Trust, Assistant
                                                                                           Secretary of MMA Praxis Mutual
                                                                                           Funds, Assistant Secretary of
                                                                                           Nationwide Asset Allocation
                                                                                           Trust (NAAT), Assistant
                                                                                           Secretary of Oak Value,
                                                                                           Assistant Secretary of Old
                                                                                           Westbury Funds, Assistant
                                                                                           Secretary of One Group Mutual
                                                                                           Funds, Vice President of
                                                                                           Pacific Capital Funds,
                                                                                           Chairman of RBC Funds,
                                                                                           Assistant Secretary of Shay -
                                                                                           Asset Management Fund,
                                                                                           Assistant Secretary of Shay -
                                                                                           Institutional Investors
                                                                                           Capital Appreciation Fund,
                                                                                           Inc., Assistant Secretary of
                                                                                           Shay - M.S.B. Fund, Inc.,
                                                                                           Assistant Secretary of Summit
                                                                                           Investment Trust, Assistant
                                                                                           Secretary of The Shelby Funds,
                                                                                           Assistant Secretary of United
                                                                                           American Cash Reserves,
                                                                                           Assistant Secretary of
                                                                                           USAllianz Funds, Assistant
                                                                                           Secretary of USAllianz
                                                                                           Variable Insurance Products
                                                                                           Trust, Assistant Secretary of
                                                                                           UST of Boston, Assistant
                                                                                           Secretary of Valiant Fund,
                                                                                           Assistant Secretary of Van
                                                                                           Ness Funds, Secretary of
                                                                                           Variable Insurance Funds,
                                                                                           Assistant Secretary of Victory
                                                                                           Portfolios, Assistant
                                                                                           Secretary of Victory Variable
                                                                                           Insurance and Assistant
                                                                                           Secretary of Willamette Funds

            NAME (AGE),                                                   NUMBER OF
        POSITIONS HELD WITH              PRINCIPAL OCCUPATIONS          PORTFOLIOS IN           OTHER POSITIONS HELD
         THE FUNDS (SINCE)                DURING PAST 5 YEARS            FUND COMPLEX           OUTSIDE FUND COMPLEX
-----------------------------------  ------------------------------  --------------------  ------------------------------
Lisa Hurley (46),                    Executive Vice President and             82           None
Assistant Secretary (2001)**         General Counsel of BISYS Fund
                                     Services, Inc.; formerly
                                     Counsel to Moore Capital
                                     Management and General Counsel
                                     to Global Asset Management and
                                     Northstar Investments
                                     Management.

  * The contact address for the officer is Stelzer Road, Columbus, OH 43219. ** The contact address for the officer is 90 Park Avenue, New York, NY 10016.

    As of January 31, 2002, the officers and Trustees as a group owned less than 1% of the shares of the Fund.

                                CODES OF ETHICS

    The Trust, the Distributor and the Adviser have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Funds. Such purchases, however, are subject to procedures reasonably necessary to prevent access persons from engaging in any unlawful conduct set forth in Rule 17j-1.

                               INVESTMENT ADVISER

    The Fund has retained JPMIM as investment adviser to provide investment advice and portfolio management services to the Fund, pursuant to an Investment Advisory Agreement. Subject to the supervision of the Fund's Trustees, the Adviser makes the Fund's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Fund's investments.

    The Investment Advisory Agreement provides that it will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See "Distributor" below. The Investment Advisory Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Trustees, or by a vote of the holders of a majority of the Fund's outstanding voting securities, on 60 days' written notice to the Adviser and by the Adviser on 90 days' written notice to the Trust. See "Additional Information."

    The Adviser, a wholly owned subsidiary of J.P. Morgan Chase and a corporation organized under the laws of the State of Delaware, is a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is located at 522 Fifth Avenue, New York, New York 10036.

    J.P. Morgan Chase, a bank holding company organized under the laws of the State of Delaware, was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation. J.P. Morgan Chase, together with its predecessors, has been in the banking and investment advisory business for over 100 years and today, through JPMIM and its other subsidiaries, offers a wide range of banking and investment management services to governmental, institutional, corporate and individual clients.

    The investment advisory services the Adviser provides to the Fund are not exclusive under the terms of the Investment Advisory Agreement. The Adviser is free to and does render similar investment advisory services to others. The Adviser also manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. Certain of the assets of employee benefit accounts under its management are invested in commingled pension trust funds for which JPMIM serves as trustee. The accounts, which are managed or advised by the Adviser, have varying investment objectives and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those that are expected to constitute the principal investments of the Fund. Such accounts are supervised by officers and employees of the Adviser who may also be acting in similar capacities for the Fund.

    Sector weightings are generally similar to a benchmark with the emphasis on security selection as the method to achieve investment performance superior to the benchmark. The benchmark for the Fund is currently the Morgan Stanley Capital International (MSCI) All Country World Index Free (ex-U.S.).

    The Fund is managed by employees of the Adviser who, in acting for their customers, including the Fund, do not discuss their investment decisions with any personnel of J.P. Morgan Chase or any personnel of other divisions of the Adviser or with any of its affiliated persons, with the exception of certain other investment management affiliates of J.P. Morgan Chase which execute transactions on behalf of the Fund.

    As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Adviser under the Investment Advisory Agreement, the Fund has agreed to pay the Adviser a fee, which is computed daily and may be paid monthly, equal to 0.85% of the average daily net assets of the Fund.

    For the period April 30, 2001 (commencement of operations) through October 31, 2001, the Adviser earned advisory fees, and voluntarily waived the amount in parentheses as follows (amounts in thousands):

                                          PAID/ACCRUED  WAIVED
                                          ------------  ------
                                              $892      $(211)

                BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS

    The Fund's Board of Trustees, including the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the advisory agreement or its affiliates, has approved the advisory agreement for each Fund.

    As part of its review of the investment advisory arrangements for the Fund, the Board of Trustees has requested that the Adviser prepare on a regular basis information regarding the performance of the Fund, its performance against the Fund's peers and benchmarks and analyses by the Adviser of the Fund's performance. The members of the Adviser's investment staff meet with the Board of Trustees to discuss this information and their intentions with regard to the management of the Fund. The Adviser also periodically provides comparative information regarding the Fund's expense ratios and those of the peer group. In addition, in preparation for its annual approval meeting, the Board of Trustees requests and reviews, with the assistance of its legal counsel, materials from the Adviser regarding comparative fees, expenses, performance and profitability information pertaining to the relationship of the Adviser and the Fund.

    In approving the advisory agreement, the Board of Trustees of the Fund considered the nature, quality and scope of the operations and services provided by the Adviser to the Fund, including their knowledge of the Adviser's investment staff and executive personnel and the overall reputation and capabilities of the Adviser and its affiliates. The Board of Trustees also considered comparative fee information concerning other investment companies with similar investment objectives and policies. The Fund's Board of Trustees compared the terms of the Fund's advisory arrangements and similar arrangements by other investment companies, particularly with regard to levels of advisory fees relative to its peer group. The Board also examined the benefits to the Adviser and its affiliates of their relationship with the Fund. Specifically, the Board analyzed the benefits that accrued to the Adviser and its affiliates as a result of the fact that affiliates of the Adviser act as custodian, administrator and shareholder servicing agent for the Fund, and receive fees from the Fund for acting in such capacities. The Board of Trustees also analyzed the information provided by the Adviser regarding the profitability to the Adviser of its relationship with the Fund. Profitability information is not audited and represents the Adviser's determination of its and its affiliates revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. In addition, the Board compared overall expense ratios (both pre- and post-expense reimbursement by the Adviser) for the Fund relative to its peer group. The Board of Trustees also considered the performance of the Fund and the intention of the Adviser with regard to management of the Fund, including the commitment of the Adviser to provide high quality services to the Fund, whether there were any conditions likely to affect the ability of the Adviser to provide such services, and its ability to retain and attract qualified personnel to manage the Fund.

    In reaching their decision to approve the investment advisory contracts, the Board of Trustees did not identify any single factor as being of paramount importance. Based on its evaluation of the information reviewed and after due consideration, the Board of Trustees of the Fund concluded that the current advisory agreement enabled the Fund to obtain high-quality services at costs that it deemed appropriate and reasonable and that approval of the agreement was in the best interest of each Fund and its shareholders.

                                 ADMINISTRATOR

    Pursuant to an Administration Agreement (the "Administration Agreement"), Morgan is the administrator of the Fund. Morgan provides certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund's independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed by the Trust with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including nest asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. Morgan in its capacity as administrator does not have any responsibility or authority for the management of the Fund, the determination of investment policy or for any matter pertaining to the distribution of the Fund's shares. Morgan was formed on November 10, 2001 from the merger of Morgan Guaranty Trust Company of New York and The Chase Manhattan Bank.

    Under the Administration Agreement, Morgan is permitted to render administrative services to others. The Administration Agreement will continue in effect for two years and from year to year thereafter with respect to the Fund only if such continuance is specifically approved at least annually by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined by the 1940 Act), or by vote of a majority of the Fund's outstanding voting securities. The Administration Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days' written notice when authorized either by a majority vote of the Fund's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by Morgan on 60 days' written notice, and will automatically terminate in the event of their "assignment" (as defined in the 1940 Act). The Administration Agreement also provides that absent willful misfeasance, bad faith, gross negligence, or reckless disregard in the performance of duties under the agreement on the part of Morgan or its directors, officers or employees, the Trust shall indemnify Morgan against any claims that Morgan may incur based on any omissions in connection with services rendered to the Trust under the Administration Agreement.

    In consideration of the services provided by Morgan pursuant to the Administration Agreement, Morgan receives from the Fund a pro rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% on the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets in excess of $25 billion. Morgan may voluntarily waive a portion of the fees payable to it with respect to each Fund on a month-to-month basis. Morgan may pay a portion of the fees it receives to Bisys Fund Service, L.P. for its services as the Fund's sub-administrator.

    For the period April 30, 2001 (commencement of operations) through October 31, 2001, the Administrator earned administrative fees, and voluntarily waived the amount in parentheses as follows (amounts in thousands):

                                          PAID/ACCRUED  WAIVED
                                          ------------  ------
Morgan                                        $121       $(16)
BISYS                                           37        (19)

                               DISTRIBUTION PLANS

    The Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") on behalf of its Class A, B and C shares of the Funds which provides that each of such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in the Prospectuses. The Distributor may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each such class of shares of the Fund will be conducted generally by the JPMorgan Funds, and activities intended to promote one class of shares of the Fund may also benefit the Fund's other shares and other JPMorgan Funds.

    Class A shares pay a Distribution Fee of up to 0.25% of average daily net assets and Class B and Class C shares pay a Distribution Fee of up to 0.75% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B and Class C shares of up to 4.00%, of the purchase price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

    Some payments under the Distribution Plans may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average net asset value of Class A shares or 0.75% annualized of the average net asset value of the Class B or Class C shares maintained in the Fund by such broker-dealers' customers. Trail or maintenance commissions on Class B and Class C shares will be paid to broker-dealers beginning the 13th month following the purchase of such Class B and Class C shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by the Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plans. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C shares, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B and Class C shares in any one year will be accrued and paid by the Fund to the Distributor in fiscal years subsequent thereto. In determining whether to purchase Class B shares, investors should consider that compensation payments could continue until the Distributor has been fully reimbursed for the commissions paid on sales of Class B and Class C shares. However, the shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid.

    Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

    Each Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any agreement related to such Plan ("Qualified Trustees"). The Distribution Plans require that the Trust shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plans. The Distribution Plans further provide that the selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plans may be terminated at any time by a vote of a majority of the Qualified Trustees or, with respect to the Fund, by vote of a majority of the outstanding voting Shares of the class of the Fund to which it applies (as defined in the 1940 Act). The Distribution Plans may not be amended to increase materially the amount of permitted expenses thereunder without the approval of shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. The Fund will preserve copies of any plan, agreement or report made pursuant to a Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

    For the period April 30, 2001 (commencement of operations) through October 31, 2001, the Distributor was paid or accrued the following Distribution Fees and voluntarily waived the amounts in parentheses following such fees with respect to the Shares of the Fund (amounts in thousands):

                                          PAID/ACCRUED  WAIVED
                                          ------------  ------
Class A Shares                                 $2       ($--)

   Expenses paid by the Distributor related to the distribution of Trust shares during the fiscal year ended October 31, 2001 were as follows:

Advertising and Sales Literature                    $7,875
Printing, production and mailing of prospectuses
 to other than current shareholders                 $29,882
Compensation to dealers                             $2,653
Compensation to sales personnel                     $14,930
Class B share financing charges                     $   72
Equipment, supplies and other                       $1,206

                                  DISTRIBUTOR

    The Fund's distributor is JPMFD. JPMFD is a subsidiary of The BISYS Group, Inc. and is unaffiliated with Morgan.

    The Trust has entered into a Distribution Agreement (the "Distribution Agreement") with the Distributor, pursuant to which the Distributor acts as the Fund's exclusive underwriter and promotes and arranges for the sale of each class of Shares. The Distribution Agreement provides that the Distributor will bear the expenses of printing, distributing and filing prospectuses and statements of additional information and reports used for sales purposes, and of preparing and printing sales literature and advertisements not paid for by the Distribution Plan. The Trust pays for all of the expenses for qualification of the shares of the Fund for sale in connection with the public offering of such shares, and all legal expenses in connection therewith. Payments may also be used to compensate broker-dealers with trail or maintenance commissions at an annual rate of up to 0.25% of the average daily net asset value of Class A, Class B and Class C shares invested in the Fund by customers of these broker-dealers. Trail or maintenance commissions are paid to broker-dealers beginning the 13th month following the purchase of shares by their customers. Promotional activities for the sale of Class A, Class B and Class C shares will be conducted generally by the JPMorgan Funds, and activities intended to promote the Fund's Class A, Class B and Class C shares may also benefit the Fund's other shares and other JPMorgan Funds.

    JPMFD may provide promotional incentives to broker-dealers that meet specified sales targets for one or more JPMorgan Funds. These incentives may include gifts of up to $100 per person annually; an occasional meal, ticket to a sporting event or theater for entertainment for broker-dealers and their guests; and payment or reimbursement for travel expenses, including lodging and meals, in connection with attendance at training and educational meetings within and outside the U.S.

    JPMFD may from time to time, pursuant to objective criteria established by it, pay additional compensation to qualifying authorized broker-dealers for certain services or activities which are primarily intended to result in the sale of shares of the Fund. In some instances, such compensation may be offered only to certain broker-dealers who employ registered representatives who have sold or may sell significant amounts of shares of the Fund and/or other JPMorgan Funds during a specified period of time. Such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid by JPMFD out of compensation retained by it from the Fund or other sources available to it.

    The Distribution Agreement is currently in effect and will continue in effect thereafter with respect to the Fund only if such continuance is specifically approved at least annually by the Board of Trustees and a vote of the Trustees or by vote of a majority of the Fund's outstanding voting securities. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days' written notice when authorized either by a majority vote of the Fund's shareholders or by vote of a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Distribution Agreement also provides that neither the Distributor nor its personnel shall be liable for any act or omission in the course of, or connected with, rendering services under the Distribution Agreement, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

    In the event the operating expenses of the Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to the Fund imposed by the securities laws or regulations thereunder of any state in which the shares of the Fund are qualified for sale, as such limitations may be raised or lowered from time to time, the Distributor shall reduce its sub-administration fee with respect to the Fund (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the Distributor shall be deducted from the monthly sub-administration fee otherwise payable with respect to the Fund during such fiscal year; and if such amounts should exceed the monthly fee, the Distributor shall pay to the Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

                            FINANCIAL PROFESSIONALS

    The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as Morgan or the financial professional's clients may reasonably request and agree upon with the financial professional.

    Financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals, but in all cases will be retained by the financial professional and not be remitted to the Fund or Morgan. The Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's net asset value next calculated after they are so accepted.

                          SHAREHOLDER SERVICING AGENT

    The Trust has entered into a shareholder servicing agreement (a "Servicing Agreement") with Morgan (the "Shareholder Servicing Agent") to provide certain services including but not limited to the following: answer customer inquiries regarding account status and history, the manner in which purchasers and redemptions of shares may be effected for the Fund as to which the Shareholder Servicing Agent is so acting and certain other matters pertaining to the Fund; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmit, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Fund; receive, tabulate and transmit to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and provide such other related services as the Fund or a shareholder may request. Shareholder Servicing Agents may be required to register pursuant to state securities law. Shareholder Servicing Agents may subcontract with other parties for the provision of shareholder support services.

    In consideration of the service provided by the Shareholder Servicing Agent pursuant to the Shareholder Servicing Agreement, the Shareholder Servicing Agent receives from the Fund a fee of 0.25% for the Select, Class A, Class B and Class C shares and a fee of 0.10% for the Institutional shares, expressed as a percentage of the average daily net asset values of Fund shares. The Shareholder Servicing Agent may voluntarily agree from time to time to waive a portion of the fees payable to it under its Servicing Agreement with respect to the Fund on a month-to-month basis.

    The Shareholder Servicing Agent may voluntarily agree from time to time to waive a portion of the fees payable to it under its Servicing Agreement with respect to the Fund on a month-to-month basis. Fees payable to the Shareholder Servicing Agent ( all of which currently are related parties) are for the most recent fiscal year ended 10/31/01; the Shareholder Servicing Agents earned shareholder servicing fees, and voluntarily waived the amount in parentheses as follows (amounts in thousands):

    The table below sets forth for each class of shares the shareholder servicing fee paid by the Fund to Morgan:

                                          PAID/ACCRUED  WAIVED
                                          ------------  ------
Institutional Shares -- For the period
  April 30, 2001 (commencement of
  operations) through October 31, 2001:       $104      ($104)
Class A Shares -- For the period
  April 30, 2001 (commencement of
  operations) through October 31, 2001:       $  2       ($--)

   The Shareholder Servicing Agent may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. The Shareholder Servicing Agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. The Shareholder Servicing Agent may (although it is not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for its services as Shareholder Servicing Agent.

    For shareholders that bank with Morgan, Morgan may aggregate investments in the JPMorgan Funds with balances held in Morgan bank accounts for purposes of determining eligibility of certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. Morgan and certain broker-dealers and the Shareholder Servicing Agent may, at their own expense, provide gifts, such as computer software packages, guides and books related to investment or additional Fund shares valued up to $250 to their customers that invest in the JPMorgan Funds.

                                 TRANSFER AGENT

    The Trust has also entered into a Transfer Agency Agreement with DST Systems, Inc. ("DST") pursuant to which DST acts as transfer agent for the Trust. DST's address is 210 West 10th Street, Kansas City, MO 64105.

                                   CUSTODIAN

    Pursuant to a Global Custodian Agreement with the Trust, Morgan, 3 Metrotech Center, Brooklyn, New York 11245, serves as the Trust's custodian and fund accounting agent and is responsible for holding portfolio securities, cash and maintaining the books of and records of the Fund's portfolio transactions.

                            INDEPENDENT ACCOUNTANTS

    The independent accountants of the Trust and the Fund are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Fund, assists in the preparation and/or review of the Fund's federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation.

                                    EXPENSES

    The Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Trust. These expenses include investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Fund's custodian for all services to the funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Fund. Shareholder servicing and distribution fees are all allocated to specific classes of the Fund. In addition, the Fund may allocate transfer agency and certain other expenses by class. Service providers to the Fund may, from time to time, waive all or a portion of any fees to which they are entitled.

    Morgan has agreed that it will reimburse the Fund through February 28, 2003 to the extent necessary to maintain the Fund's total operating expenses at the following annual rates of the Fund's average daily net assets. These limits do not cover extraordinary expenses, interest or taxes and expenses related to the deferred compensation plan.

Institutional Shares                                1.00%
Class A Shares                                      1.80%
Class B Shares                                      2.30%
Class C Shares                                      2.30%

    The fees and other expenses Morgan reimbursed under the expense reimbursement arrangements pursuant to prior expense reimbursement to the Fund for the fiscal year ended 10/31/01 were: $14,000.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

    The Fund has established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. If an investor's account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the Fund reserves the right to request that you buy more shares or close the investor's account. If the investor's account balance is still below the minimum 60 days after notification, the Fund reserves the right to close out such account and send the proceeds to the address of record. DST may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in Section 6 of the Account Application. The Telephone Exchange Privilege is not available if an investor was issued certificates for shares that remain outstanding.

    Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, the Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of the Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

    The Fund may, at their own option, accept securities in payment for shares. The securities delivered in such a transaction are valued by the method described in "Net Asset Value" as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Adviser, appropriate investments for the Fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund; (ii) be acquired by the Fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities. The Fund reserves the right to accept or reject at their own option any and all securities offered in payment for its shares.

    Subject to compliance with applicable regulations, the Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

    The Trust, on behalf of the Fund, reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows: (i) for up to seven days, (ii) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading thereon is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Fund of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or (iv) for such other periods as the SEC may permit.

    Each investor in the Fund may add to or reduce its investment in the Fund on each day that the New York Stock Exchange is open for business. Once each such day, based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time) the value of each investor's interest in the Fund will be determined by multiplying the NAV of the Fund by the percentage representing that investor's share of the aggregate beneficial interests in the Fund. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Fund will then be recomputed as the percentage equal to the fraction
(i) the numerator of which is the value of such investor's investment in the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Fund effected on such day and (ii) the denominator of which is the aggregate NAV of the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Fund. The percentage so determined will then be applied to determine the value of the investor's interest in the Fund as of such time on the following day the New York Stock Exchange is open for trading.

    The public offering price of Class A shares is the NAV plus a sales charge that varies depending on the size of the investor's purchase. The Fund receives the NAV. The sales charge is allocated between the investor's broker-dealer and the Fund's distributor as shown in the following table, except when the Fund's distributor, in its discretion, allocates the entire amount to the investor's broker-dealer.

    The broker-dealer allocation for the Fund with a 5.75% sales charge on Class A shares is set forth below:

                                                             AMOUNT OF
                                      SALES CHARGE AS A     SALES CHARGE
                                        PERCENTAGE OF:      REALLOWED TO
                                     --------------------   DEALERS AS A
AMOUNT OF TRANSACTION AT             OFFERING  NET AMOUNT  PERCENTAGE OF
OFFERING PRICE ($)                    PRICE     INVESTED   OFFERING PRICE
------------------                   --------  ----------  --------------
Under 100,000                           5.75       6.10           5.00
100,000 but under 250,000               3.75       3.90           3.25
250,000 but under 500,000               2.50       2.56           2.25
500,000 but under 1,000,000             2.00       2.04           1.75

   There is no initial sales charge on purchases of Class A shares of $1 million or more.

    At times the Fund's Distributor may reallow up to the entire sales charge to certain broker-dealers. In those instances, broker-dealers selling Class A shares of the Fund may be deemed to be underwriters under the Securities Act.

    The Fund's Distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter. The Fund's Distributor may withhold such payments with respect to short-term investments.

    Effective January 1, 2002, clients of broker-dealers that received the commissions described above will be subject to a contingent deferred sales charge ("CDSC") based on the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption if shares are redeemed within 12 months of the purchase date. If shares are held for up to 6 months there will be a CDSC of 1.00% and if shares are held for 6 to 12 months there will be a CDSC of 0.75%.

    The Fund's Distributor may also pay broker-dealers a commission of up to 1.00% of net sales on sales of Class A shares of less than $1 million to certain defined contribution plans. Defined contribution plan clients of broker-dealers that receive commissions on such sales will be subject to a CDSC of up to 1%, based on the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption, if the defined contribution plan redeems all of the shares that it owns on behalf of participants within 12 months of the purchase date.

    Investors may be eligible to buy Class A shares at reduced sales charges. Interested parties should consult their investment representative or the JPMorgan Funds Service Center for details about JPMorgan Funds' combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans and other plans. Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both JPMorgan and non-JPMorgan mutual funds. The money that is invested in JPMorgan Funds may be combined with the other mutual funds in the same program when determining the plan's eligibility to buy Class A shares for purposes of the discount privileges and programs described above.

    Investors in Class A shares may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of Class A shares in the Fund with purchases of Class A shares of any other Fund in the Trust (or if the Fund has only one class, shares of such Fund), excluding shares of any JPMorgan money market fund, during a 13-month period. The sales charge is based on the total amount to be invested in Class A shares during the 13-month period. All Class A or other qualifying shares of these Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.

    The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.

    Class A shares of the Fund may also be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) NAV or (ii) cost of any shares acquired and still held in the Fund, or any other JPMorgan Fund excluding any JPMorgan money market fund, and (b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quantity Discount is subject to modification or discontinuance at any time with respect to all Class A shares (or if the Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

    An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A shares of the Fund (or if the Fund has only one class and is subject to an initial sales charge, shares of such Fund) at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A shares (or if the Fund has only one class and is subject to an initial sales charge, shares of such Fund) previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

    A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A shares (or if the Fund has only one class and is subject to an initial sales charge, shares of such
Fund) at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A shares (or if the Fund has only one class and is subject to an initial sales charge, shares of such Fund). A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A shares (or if the Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

    No initial sales charge will apply to the purchase of the Fund's Class A shares if (i) one is investing proceeds from a qualified retirement plan where a portion of the plan was invested in the former Chase Vista Funds, (ii) one is investing through any qualified retirement plan with 50 or more participants or
(iii) one is a participant in certain qualified retirement plans and is investing (or reinvesting) the proceeds from the repayment of a plan loan made to him or her.

    Purchases of the Fund's Class A shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services.

    Purchases of the Fund's Class A shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

    Purchases of the Fund's Class A shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Fund's Distributor or the JPMorgan Funds Service Center.

    The Fund may sell Class A shares without an initial sales charge to the current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of J.P. Morgan Chase & Co. ("JPMorgan Chase"), the Fund's distributor and transfer agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Fund's distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Fund's distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of JPMorgan Fund shares) and financial institution trust departments investing an aggregate of $1 million or more in the JPMorgan Funds.

    Shareholders of record of any JPMorgan Fund as of November 30, 1990 and certain immediate family members may purchase the Fund's Class A shares with no initial sales charge for as long as they continue to own Class A shares of any JPMorgan Fund, provided there is no change in account registration.

    Upon written request, Class A shareholders of the Fund have a one time privilege of reinstating their investment in the Fund at net asset value next determined subject to written request within 90 calendar days of the redemption. The reinstatement request must be accompanied by payment for the shares (not in excess of the redemption), and shares will be purchased at the next determined net asset value. Class B and Class C shareholders who have redeemed their shares and paid a contingent deferred sales charge ("CDSC") with such redemption may purchase Class A shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B and Class C shares.

    Shareholders may exchange their shares in the Fund for shares of the same class in any other JPMorgan Fund that offers such share class. The shareholder will not pay a sales charge for such exchange. J.P. Morgan Chase may discontinue this exchange privilege at any time.

    The Fund reserves the right to limit the number of exchanges or to refuse an exchange. The Fund may charge an administration fee of $5 for each exchange if an investor makes more than 10 exchanges in a year or three in a quarter. Shareholders of other JPMorgan Funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the Fund at net asset value.

    Under the Exchange Privilege, shares may be exchanged for shares of the same class of another fund only if shares of the fund exchanged into are registered in the state where the exchange is to be made. Shares of the Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative net asset value plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption rate, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

    The Fund's distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B shares and a commission of 1.00% of the offering price on sales of Class C shares. The distributor keeps the entire amount of any CDSC the investor pays.

    The contingent deferred sales charge for Class B and Class C shares will be waived for certain exchanges and for redemptions in connection with the Fund's systematic withdrawal plan, subject to the conditions described in the Prospectuses. In addition, subject to confirmation of a shareholder's status, the contingent deferred sales charge will be waived for: (i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a Minimum Required Distribution from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code or a mandatory distribution from a qualified plan; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established Systematic Redemption Plan; (iv) a redemption resulting from an over-contribution to an IRA; (v) distributions from a qualified plan upon retirement; and (vi) an involuntary redemption of an account balance under $500. Up to 12% of the value of Class B shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established.

    The CDSC, however, will not be waived if a defined contribution plan redeems all of the shares that it owns on behalf of participants prior to the CDSC Period, as defined below.

    Class B shares automatically convert to Class A shares (and thus are then subject to the lower expenses borne by Class A shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares attributable to the Class B shares then converting. The conversion of Class B shares purchased on or after May 1, 1996, will be effected at the relative NAVs per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. The conversion of Class B shares purchased prior to May 1, 1996, will be effected at the relative net asset values per share of the two classes on the first business day of the month following the seventh anniversary of the original purchase. If any exchanges of Class B shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. If the purchase of Class A Shares occurs within 90 days of the redemption of the B (or C) Shares, there is no initial sales charge (in an amount not in excess of their redemption proceeds). At the time of the conversion the NAV per share of the Class A shares may be higher or lower than the NAV per share of the Class B shares; as a result, depending on the relative NAVs per share, a shareholder may receive fewer or more Class A shares than the number of Class B shares converted.

    The Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund, and in certain other circumstances described in the Prospectuses. The Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.

    The Fund reserves the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

    Investors may incur a fee if they effect transactions through a broker or agent.

                          DIVIDENDS AND DISTRIBUTIONS

    The Fund declares and pays dividends and distributions as described under "Dividends and Distributions" in the Prospectuses.

    Dividends and capital gains distributions paid by the Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at Morgan or at his financial professional or, in the case of certain Morgan customers, are mailed by check in accordance with the customer's instructions. The Funds reserve the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

    If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                NET ASSET VALUE

    The Fund computes net asset value once daily on Monday through Friday at the time in the Prospectuses. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Fund may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which net asset value is determined are the Fund's business days.

    The net asset value of the Fund is equal to the Fund's investments less the Fund's liabilities. The following is a discussion of the procedures used by the Fund in valuing its assets.

    The value of investments listed on a domestic or foreign securities exchange, including National Association of Securities Dealers Automated Quotations ("NASDAQ") is based on the last sale prices on the exchange on which the security is principally traded (the "primary exchange"). If there has been no sale on the primary exchange on the valuation date, and the spread between bid and asked quotations on the primary exchange is less than or equal to 10% of the bid price for the security, the security shall be valued at the average of the closing bid and asked quotations on the primary exchange, except under certain circumstances, when the average of the closing bid and asked price is less than the last sales price of the foreign local shares, the security shall be valued at the last sales price of the local shares. Under all other circumstances (e.g., there is no last sale on the primary exchange, there are no bid and asked quotations on the primary exchange, or the spread between bid and asked quotations is greater than 10% of the bid price), the value of the security shall be the last sale price on the primary exchange up to five days prior to the valuation date unless, in the judgment of the Fund manager, material events or conditions since such last sale necessitate fair valuation of the security. With respect to securities otherwise traded in the over-the-counter market, the value shall be equal to the quoted bid price. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency exchange rate on the valuation date.

    Options on stock indexes traded on national securities exchanges are valued at the close of options trading on such exchanges which is currently 4:10 p.m. New York time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges which is currently 4:15 p.m., New York time. Options and futures traded on foreign exchanges are valued at the last sale price available prior to the calculation of the Fund's net asset value.

    Fixed income securities with a maturity of 60 days or more, are generally valued using bid quotations generally readily available from and supplied daily by third party pricing services or brokers of comparable securities. If such prices are not supplied by the Fund's independent pricing services, such securities are priced in accordance with fair value procedures adopted by the Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

    Listed options on debt securities traded on U.S. option exchanges shall be valued at their closing price on such exchanges. Futures on debt securities and related options traded on commodities exchanges shall be valued at their closing price as of the close of such commodities exchanges, which is currently 4:15 p.m., New York time. Options and future traded on foreign exchanges shall be valued at the last sale or close price available prior to the calculation of the Fund's net asset value. Non-listed OTC options and swaps shall be valued at the closing price provided by a counterparty or third-party broker.

    Securities or other assets for which market quotations are not readily available (including certain illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees.

    Trading in securities on most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when the Fund's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

    Specific decisions to purchase or sell securities for the Fund are made by a portfolio manager who is an employee of the adviser to the Fund and who is appointed and supervised by senior officers of the adviser. Changes in the Fund's investments are reviewed by the Board of Trustees of the Trust. The portfolio managers may serve other clients of the advisers in a similar capacity.

    The frequency of the Fund's portfolio transactions--the portfolio turnover rate--will vary from year to year depending upon market conditions. Because a high turnover rate may increase the Fund's transaction costs and the possibility of taxable short-term gains, as well as make it more difficult for the Fund to qualify as a registered investment company under federal tax law. Therefore, the advisers will weigh the added costs of short-term investment against anticipated gains. The Fund will engage in portfolio trading if its advisers believe a transaction, net of costs (including custodian charges), will help it achieve its investment objective.

    Under the Advisory Agreement, the Adviser shall use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Fund. In assessing the best overall terms available for any transaction, the Adviser considers all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the adviser or sub-advisers, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis. The Adviser is not required to obtain the lowest commission or the best net price for the Fund on any particular transaction, and is not required to execute any order in a fashion either preferential to the Fund relative to other accounts it manages or otherwise materially adverse to such other accounts.

    Debt securities are traded principally in the over-the-counter market through dealers acting on their own account and not as brokers. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the adviser to the Fund normally seeks to deal directly with the primary market makers unless, in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the adviser on the tender of the Fund's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Fund by the adviser. At present, no other recapture arrangements are in effect.

    Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the Adviser, the Fund and/or other accounts for which the Adviser exercises investment discretion an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to accounts over which it exercises investment discretion. Not all of such services are useful or of value in advising the Fund. The Adviser reports to the Board of Trustees regarding overall commissions paid by the Fund and their reasonableness in relation to the benefits to the Fund. The term "brokerage and research services" includes: (i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing incidental functions, such as clearance and settlement.

    Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreement. The management fees that the Fund pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.

    The management fees that the Fund pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the adviser in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the adviser in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of the Adviser, they would, through use of the services, avoid the additional expenses that would be incurred if they should attempt to develop comparable information through their own staffs.

    In certain instances, there may be securities that are suitable for the Funds as well as one or more of the adviser's other clients. Investment decisions for the Fund and for other clients are made with a view to achieving their respective investment objectives. It may develop that the same investment decision is made for more than one client or that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When the Fund and other clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, it is believed that the ability of the Fund to participate in volume transactions will generally produce better executions for the Fund.

    Broker commissions on security trades by the Fund for the fiscal year ended 10/31/01 were $706,331.

    No portfolio transactions are executed with the adviser or a Shareholder Servicing Agent, or with any affiliate of the adviser or a Shareholder Servicing Agent, acting either as principal or as broker.

                                PERFORMANCE DATA

    GENERAL. From time to time, the Fund may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. Performance is calculated separately for each class of shares. Because such performance information is based on past investment results, it should not be considered as an indication or representation of the performance of any classes of the Fund in the future. From time to time, the performance and yield of classes of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives, unmanaged investment accounts, including savings accounts, or other similar products and to stock or other relevant indices or to rankings prepared by independent services which monitor the performance of mutual funds, including the benchmark indicated under "Investment Adviser" above or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

    From time to time, the fund may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated portfolio holdings for one or more of the funds; (5) descriptions of investment strategies for one or more of the Fund; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Fund; (7) comparisons of investment products (including the Fund) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The fund may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of the Fund.

    TOTAL RETURN QUOTATIONS. As required by regulations of the SEC, the average annual total return of the Funds for a period is computed by assuming a hypothetical initial payment of $1,000. It is then assumed that all of the dividends and distributions by the Fund over the period are reinvested. It is then assumed that at the end of the period, the entire amount is redeemed. The annualized total return is then calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption.

    Aggregate total returns, reflecting the cumulative percentage change over a measuring period, may also be calculated.

    Because the Fund is new, there exists no total annual returns criteria for the Fund.

    TOTAL RATE OF RETURN. The Fund's or class' total rate of return for any period will be calculated by (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the public offering price per share on the first day of such period, and (b) subtracting 1 from the result. Any annualized total rate of return quotation will be calculated by (x) adding 1 to the period total rate of return quotation as calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and
(z) subtracting 1 from the result.

    The Fund may also from time to time include in advertisements or other communications a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of the Fund with other measures of investment return.

    YIELD QUOTATIONS. Any current "yield" quotation for a class of shares shall consist of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a thirty calendar day period and shall be calculated by (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares out-standing during the period that were entitled to receive dividends and the maximum offering price per share on the last day of the period, (b) subtracting 1 from the result, and
(c) multiplying the result by 2.

                          MASSACHUSETTS BUSINESS TRUST

    Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust's Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

    The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    Mutual Fund Group is an open-end management investment company organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts in 1987. The Trust consists of multiple series of shares of beneficial interest, par value $.001 per share. With respect to certain Funds, the Trust may offer more than one class of shares. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated amount pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that Trust shares held in the treasury of the Trust shall not be voted. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class. With respect to shares purchased through a Shareholder Servicing Agent and, in the event written proxy instructions are not received by a Fund or its designated agent prior to a shareholder meeting at which a proxy is to be voted and the shareholder does not attend the meeting in person, the Shareholder Servicing Agent for such shareholder will be authorized pursuant to an applicable agreement with the shareholder to vote the shareholder's outstanding shares in the same proportion as the votes case by other Fund shareholders represented at the meeting in person or by proxy.

    The Fund has been authorized to offer Select Class, Class A, Class B,
Class C and Institutional shares. The classes of shares have several different attributes relating to sales charges and expenses, as described herein and in the Prospectuses. In addition to such differences, expenses borne by each class of the Fund may differ slightly because of the allocation of other class-specific expenses. For example, a higher transfer agency fee may be imposed on Class B shares than on Class A shares. The relative impact of initial sales charges, contingent deferred sales charges and ongoing annual expenses will depend on the length of time a share is held.

    Selected dealers and financial consultants may receive different levels of compensation for selling one particular class of shares rather than another.

    The business and affairs of the Trust are managed under the general direction and supervision of the Trust's Board of Trustees. The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each series affected by the amendment. The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that series or class otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Shares have no preemptive or conversion rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two thirds of its outstanding shares, except that if the Board of Trustees recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series' or class' outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board of Trustees by written notice to the series' or class' shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

                           CERTAIN REGULATORY MATTERS

    Morgan and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of the Fund, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Morgan and its affiliates deal, trade and invest for their own accounts in U.S. government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U.S. Government obligations and municipal obligations. Morgan and its affiliates may sell U.S. Government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by the Fund's distributor or affiliates of the distributor. Morgan will not invest any Fund assets in any U.S. Government obligations, municipal obligations or commercial paper purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which Morgan or an affiliate is a non-principal member. This restriction my limit the amount or type of U.S. Government obligations, municipal obligations or commercial paper available to be purchased by the Fund. Morgan has informed the Fund that in making its investment decision, it does not obtain or use material inside information in the possession of any other division or department of Morgan, including the division that performs services for the Trust as custodian, or in the possession of any affiliate of Morgan. Shareholders of the Fund should be aware that, subject to applicable legal or regulatory restrictions, Morgan and its affiliates may exchange among themselves certain information about the shareholder and his account. Transactions with affiliated broker-dealers will only be executed on an agency basis in accordance with applicable federal regulations.

                           DISTRIBUTIONS: TAX MATTERS

    The following is only a summary of certain additional material tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Fund's Prospectuses are not intended as substitutes for careful tax planning.

                QUALIFICATION AS A REGULATED INVESTMENT COMPANY

    The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Additionally, each Fund intends to remain qualified as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid ) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income and any net tax-exempt income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

    In addition to satisfying the Distribution Requirement for each taxable year, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

    In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and (2) no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies of any one issuer) or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

    Under the Code, gains or losses attributable to the disposition of foreign currency or to certain foreign currency contracts, or to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such expenses or liabilities, are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by the Fund, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

    The Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. See "Investment Objectives and Policies". Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require the Fund to "mark to market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). The Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

    The Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price) or securities having market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such security immediately after it was acquired), if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount security, all or a portion of any deduction for any interest expenses incurred to purchase or hold such a security may be deferred until such security is sold or otherwise disposed.

    The Fund invests in Equity Securities of foreign issuers. If the Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), the Fund may be subject to federal income tax on a portion of any "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. In addition, certain interest charges may be imposed on the Fund as a result of such distributions. If the Fund were to invest in a PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF") in lieu of the foregoing requirements, the Fund would be required to include each year in its income and distribute to shareholders in accordance with the distribution requirements of the Code, a pro rata portion of the QEF's ordinary earnings and net capital gain, whether or note distributed to the Fund.

    Alternatively, the Fund will be permitted to "mark to market" any stock held by it in a PFIC. If the Fund made such an election, the Fund would be required to include in income each year and distribute to Shareholders in accordance with the distribution requirements of the Code, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark to market gains with respect to the stock included by the Fund for prior taxable years.

    For federal income tax purposes, the Fund had a capital loss carry forward as of 10/31/01 of $12,667,316 which expires in 2009.

    If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders.

                  EXCISE TAX ON REGULATED INVESTMENT COMPANIES

    A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending
November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

    The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

                               FUND DISTRIBUTIONS

    The Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends received deduction for corporations only to the extent discussed below.

    The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend," it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

    Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

    The maximum rate of tax on long-term capital gains of individuals is generally 20% with respect to capital assets held for more than 12 months and 18% with respect to capital assets with a holding period of more than 5 years after December 31, 2000.

    Ordinary income dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90 day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 180 day period beginning 90 days before such date in the case of certain preferred stock) under the rules of Code Sections 246(c)(3) and (4); (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends received deduction for a corporate shareholder may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund.

    For purposes of the corporate alternative minimum tax ("AMT"), the corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMT. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends received deduction) in determining its adjusted current earnings.

    Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by the Fund. The Fund will make such an election only if it deems it to be in the best interest of its shareholders. The Fund will notify its shareholders in writing each year if it makes the decision and of the amount of foreign taxes, if any, for which shareholders of the Fund will not be eligible to claim a foreign tax credit because the holding period requirements of the Code have not been satisfied. If the Fund makes the election, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax advisor regarding the potential application of foreign tax credits.

    Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

    Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

    Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

    The Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder
(1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.

                          SALE OR REDEMPTION OF SHARES

    A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares.

                              FOREIGN SHAREHOLDERS

    Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

    If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund and capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains. Furthermore, such a foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) on the gross income resulting from the Fund's election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having paid.

    If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

    In the case of foreign non-corporate shareholders, the Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

    The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

    FOREIGN TAXES. It is expected that the Fund may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gains) received from sources within foreign countries. So long as more than 50% in value of the total assets of the Fund at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may elect to treat any foreign income taxes paid by it as paid directly by its shareholders. The Fund will make such an election only if it deems it to be in the best interest of its shareholders. The Fund will notify its shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholders and the amount of foreign taxes, if any, for which shareholders of the Fund will not be eligible to claim a foreign tax credit because the holding period requirements (described below) have not been satisfied. If the Fund makes the election, each shareholder will be required to include in his income (in addition to the dividends and distributions he receives) his proportionate share of the amount of foreign income taxes paid by the Fund and will be entitled to claim either a credit (subject to the limitations discussed below) or, if he itemizes deductions, a deduction for his share of such foreign income taxes in computing his federal income tax liability. (No deduction will be permitted in computing an individual's AMT liability.) However, shareholders of the Fund will not be eligible to claim a foreign tax credit with respect to taxes paid by the Fund (notwithstanding that the Fund elects to treat the foreign taxes paid by it as paid directly by its shareholders) unless certain holding period requirements are met. A foreign shareholder may be subject to U.S. withholding tax on the income resulting from the election described in this paragraph, but may not be able to claim a credit or deduction against such U. S. tax for the foreign taxes treated as having been paid by such shareholder. A tax-exempt shareholder will not ordinarily benefit from this election. Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to the limitation that the credit may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to his total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by the Fund from its foreign source net investment income will be treated as foreign source income. The Fund's gains and losses from the sale of securities will generally be treated as derived from U.S. sources, however, and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to separate categories of income. In addition, the foreign tax credit is allowed to offset only 90% of the AMT imposed on corporations and individuals. Because of these limitations, if the election is made, shareholders may nevertheless be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by the Fund.

                          STATE AND LOCAL TAX MATTERS

    Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or withholding taxes. Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

                          EFFECT OF FUTURE LEGISLATION

    The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional

Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

                               PRINCIPAL HOLDERS

    As of January 31, 2002, the following persons owned of record 5% or more of the outstanding Shares of the Fund:

FUND AND CLASS OF SHARES                      NAME AND ADDRESS OF SHAREHOLDER       PERCENTAGE HELD
------------------------                  ----------------------------------------  ---------------
FLEMING TAX AWARE INT'L OPPS FUND,        JP MORGAN CHASE BANK AS AGENT FOR               14.89%
Class A                                   DR MAMDOUH BAKHOS
                                          ATTN: SPECIAL PRODUCTS 2/OPS3
                                          500 STANTON CHRISTIANA RD
                                          NEWARK, DE 19713-2107
                                          MORGAN GUARANTY TR CO OF NY                     10.68%
                                          AS AGENT FOR BAYARD D CLARKSON
                                          REVOCABLE TRUST
                                          ATTN: SPECIAL PRODUCTS 2 OPS/3
                                          500 STANTON CHRISTIANA RD
                                          NEWARK, DE 19713-2107
                                          MGT OF NEW YORK AS AGENT FOR                     8.56%
                                          NATHAN SAKS TRUST DTD 02/28/01
                                          ATTN: SPECIAL PRODUCTS 2/OPS3
                                          500 STANTON CHRISTIANA RD
                                          NEWARK, DE 19713-2107
                                          JP MORGAN FSB AS AGENT FOR                       7.31%
                                          FALCON CABLE TRUST
                                          ATTN: SPECIAL PRODUCTS 2/OPS3
                                          500 STANTON CHRISTIANA RD
                                          NEWARK, DE 19713-2107
                                          JP MORGAN FSB AS AGENT FOR                       6.37%
                                          JEFF AND DIANA HILL
                                          REVOCABLE TRUST
                                          ATTN: SPECIAL PRODUCTS 2/OPS3
                                          500 STANTON CHRISTIANA RD
                                          NEWARK, DE 19713-2107
FLEMING TAX AWARE INT'L OPPS FUND --      JP MORGAN INVESTMENT MGMT                       22.78%
Class B                                   ATTN HASKEL GINSBERG
                                          522 FIFTH AVE FL. 18
                                          NEW YORK, NY 10036-7601
                                          NFSC FBO # A35-104159                           18.75%
                                          CHASE MAHATTAN BANK IRA R/O
                                          CUS IRA OF GERARDO MORALES
                                          14315 WESTWAY LN
                                          HOUSTON, TX 77077-1705
                                          MLPF&S FOR THE SOLE BENEFIT OF ITS              15.62%
                                          CUSTOMERS
                                          ATTN FUND ADMINISTRATION
                                          SEC# 97B00
                                          4800 DEER LAKE DR E FL 3
                                          JACKSONVILLE, FL 32246-6484
                                          NFSC FBO # C1Q-449040                           12.74%
                                          SUN HEE KIM
                                          20 GREENE ST APT 5A
                                          NEW YORK, NY 10013-2503

                                          DONALDSON LUFKIN JENRETTE                       11.51%
                                          SECURITIES CORP INC
                                          PO BOX 2052
                                          JERSEY CITY, NJ 07303-2052
                                          NFSC FEBO # BW1-459038                           8.82%
                                          YVONNE E ALMAZAN
                                          16739 CARRACK TURN DR
                                          FRIENDSWOOD, TX 77546-2348
                                          VIOLET BENNET                                    5.74%
                                          770 NEW YORK AVE APT 6E
                                          BROOKLYN, NY 11203-2034
FLEMING TAX AWARE INT'L OPPS FUND --      JP MORGAN INVESTMENT MGMT                       98.04%
  Class C                                 ATTN HASKEL GINSBERG
                                          522 FIFTH AVE FL 18
                                          NEW YORK, NY 10036-7601
FLEMING TAX AWARE INT'L OPPS FUND --      MGT CO OF NEW YORK AS AGENT FOR                  9.04%
  Institutional Class                     SARAH LTUZ TRUST
                                          ATTN: SPECIAL PRODUCTS 2 OPS/3
                                          500 STANTON CHRISTIANA RD
                                          NEWARK, DE 19713-2107

                             ADDITIONAL INFORMATION

    As used in this Statement of Additional Information and the Prospectuses, the term "majority of the outstanding voting securities" means the vote of
(i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's outstanding shares are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

    Telephone calls to the Fund, Chase or a Financial Professional as shareholder servicing agent may be tape recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectuses do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act and the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The registration statements including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

    Statements contained in this Statement of Additional Information and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements. Each such statement is qualified in all respects by such reference.

    No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Fund or the Distributor. The Prospectuses and this Statement of Additional Information do not constitute an offer by the Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.

                              FINANCIAL STATEMENTS

    The Annual Report to Shareholders of the Fund, including the report of independent accountants, financial highlights and financial statements for the fiscal year ended October 31, 2001 (Accession No. 0000912507-02-000404) is incorporated by reference.

                                   APPENDIX A

                        DESCRIPTION OF SECURITY RATINGS

                               STANDARD & POOR'S
                         CORPORATE AND MUNICIPAL BONDS

    AAA--Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

    AA--Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

    A--Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB--Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

    BB--Debt rated BB are regarded as having less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

    B--An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC--An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    CC--An obligation rated CC is currently highly vulnerable to nonpayment.

    C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

                     COMMERCIAL PAPER, INCLUDING TAX EXEMPT

    A--Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

    A-1--This designation indicates that the degree of safety regarding timely payment is very strong.

                          SHORT-TERM TAX-EXEMPT NOTES

    SP-1--The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

    SP-2--The short-term tax-exempt note rating of SP-2 has a satisfactory capacity to pay principal and interest.

                                    MOODY'S
                         CORPORATE AND MUNICIPAL BONDS

    Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

    A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                     COMMERCIAL PAPER, INCLUDING TAX EXEMPT

    PRIME-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

    -- Leading market positions in well established industries.

    -- High rates of return on funds employed.

    -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

    -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

    -- Well established access to a range of financial markets and assured sources of alternate liquidity.

                          SHORT-TERM TAX EXEMPT NOTES

    MIG-1--The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

    MIG-2--MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.